                                                                   Exhibit 10.12

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

"RBHA":        Community Partnership of Southern Arizona
               4575 E. Broadway Blvd.
               Tucson, Arizona 85711
               Neal Cash, Chief Executive Officer

"CONTRACTOR":  THE PROVIDENCE SERVICE CORPORATION
               620 N. Craycroft
               Tucson, AZ 85719
               Boyd Dover, President

A.   RECITALS:

     1. The Regional Behavioral Health Authority ("RBHA") is an Arizona nonprofit corporation that has been designated by the Arizona Department of Health Services ("ADHS") as a Regional Behavioral Health Authority and that has contracted with ADHS/DBHS to provide or arrange for the provision of behavioral health services to eligible populations within Geographic Service Areas (3) and (5) during the period July 1, 2000 through June 30, 2003, with an option to renew until June 30, 2005.

     2. The Contractor ("Contractor") is an Arizona corporation that has been designated by the RBHA as a Provider and that has contracted with Community Partnership of Southern Arizona (CPSA) to provide or arrange for the provision of behavioral health services to eligible populations identified in Schedule II, Scope of Work within Geographic Service Area 5.

     NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, the RBHA and the Contractor agree as follows:

B.   DEFINITIONS:

     As used throughout this Subcontract, the following terms shall have the meanings set forth herein, the RBHA and the Contractor agree as follows:

     1. "ADAMHA" is the former name of Substance Abuse and Mental Health Services Administration (SAMHSA).

     2.   "ADES" means the Arizona Department of Economic Security.

     3.   "ADHS" means the Arizona Department of Health Services.

     4. "ADHS/DBHS Information System" means the ADHS/DBHS CIS and CEDAR Information System in place or any other data collection and information system as may be established by ADHS/DBHS or the RBHA.

     5. "ADHS/DBHS Policy and Procedures Manual" means the document published by the ADHS/DBHS that defines the policies and procedures applicable to behavioral health services made available in Arizona by or through ADHS/DBHS, as may be amended or supplemented from time to time.

     6. "ADHS Requirements" means those acts and forbearances pertaining to mental health services funded in whole or in part by ADHS specified in the ADHS/DBHS manual or under any provisional, interim, temporary or final rules and regulations of ADHS.

Final Jun 6-01
Effective 7-01-01                    Page 1

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     7. "ADHS/DBHS Service Matrix" means the document that lists all covered services and the rates to be paid in the absence of a subcontract for each covered service, as may be amended or supplemented from time to time.

     8. "ADHS Uniform Financial Reporting Requirements" means such requirements for financial reporting as may be established under the ADHS requirements, the DBHS Manual, or final rules or regulations promulgated by ADHS/DBHS.

     9. "Administrative Appeal" means a written formal request for review of a decision made by the RBHA or ADHS.

     10. "Administrative Services" means the services (other than the direct provision of behavioral health services including case management) to eligible and enrolled persons, necessary to manage the behavioral health system, including, but not limited to: provider relations and contracting, provider billing, accounting, information technology services, processing and investigating grievances and appeals, legal services (including any legal representation of the Contractor at administrative hearings concerning the RBHA's decisions and actions), planning, program development, program evaluation, personnel management, employee-related expenses, professional and outside services, travel, mileage, staff development and training, provider auditing and monitoring, utilization review and quality assurance.

     11. "Adult" means a person 18 years of age or older, unless the term is given a different definition by statute, rule or policies adopted by the ADHS/DBHS or AHCCCS.

     12. "AHCCCS" means the Arizona Health Care Cost Containment System as defined in A.R.S. (S)36-2901, et. seq.

     13. "AHCCCS Fee for Service Rates" means the rates set by AHCCCS in the most current published ADHS/DBHS Service Matrix reflecting the rates to be paid to providers for Title XIX and Title XXI covered services to Title XIX or Title XXI eligible persons in the absence of subcontracted rates. The ADHS/DBHS Service Matrix, and any revisions/updates thereto are incorporated in this Subcontract as if fully set forth herein.

     14.  "AHCCCSA" means AHCCCS Administration.

     15. "AHCCCS Requirements" means those acts and forbearances pertaining or relating to mental health and substance abuse services funded in whole or in part by Title XIX or TXXI, required under any provisional, interim, temporary or final rules and regulations promulgated by AHCCCSA.

     16. "AHCCCSA Standards" means the standards established by AHCCCSA in Rules, the ADHS/DBHS policies and procedures, the AHCCCS Medical Policy Manual, the Title XIX State Plan, the Title XXI State Plan, applicable federal and state statutes and rules and any subsequent amendments thereto.

     17. "Alternative Residential Care Facility" means a Level I, II or III ADHS licensed facility with 16 or fewer beds other than an inpatient facility or inpatient facility for individuals under the age of 21
          (RTC). Alternative residential care facilities include, but are not limited to, crisis stabilization facilities, residential detoxification facilities and therapeutic group homes.

     18. "Ancillary Services" means covered behavioral health services that are provided to support associated treatment, rehabilitative and supportive services but are not directly beneficial to the behavioral health condition.

     19. "APIPA" means Arizona Physicians IPA, an AHCCCS Health Plan with which the RBHA contracts for management information system services and other services.

Final Jun 6-01
Effective 7-01-01                    Page 2

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     20. "Appeal" means a formal request for review of a decision made by the Contractor or a Subcontracted Provider related to eligibility for Covered Services or the appropriateness of treatment services provided.

     21. "Arizona Administrative Code" (AAC) is the official compilation of the state regulations and rule established pursuant to relevant statutes and may be accessed at:
          http//www.sosaz.com/public_services/Table_of_Contents.htm

     22.  "Arizona Level of Functioning Assessment Service Level Checklist"
          (ALFA) means a rating instrument used for risk stratification and for prediction of long term service utilization.

     23. "Arizona Long Term Care" means a program under AHCCCSA that delivers long term, acute and behavioral health care services to eligible members, as authorized by ARS 36-2931 et.seq.

     24. "A.R.S." means the Arizona Revised Statutes, as amended and may be accessed at: http.//www.azleg.state.az.us/ars/ars.htm

     25. "Assigned Member" means an enrolled member assigned to the Contractor by the RBHA.

     26. "Benefit Year" means a period from October 1 of a calendar year through and including September 30 of the following calendar year.

     27. "Behavioral Health Disorder" means mental illness and/or substance abuse/dependence.

     28. "Behavioral Health Professional" means a psychiatrist, psychologist, social worker, counselor, certified psychiatric nurse practitioner, registered nurse, or physician's assistant who meets the requirements of A.A.C. Title 9, Chapter 20.

     29. "Behavioral Health Paraprofessional" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

     30. "Behavioral Health Services" means services to treat or prevent a behavioral health disorder.

     31. "Behavioral Health Technician" means a clinician who is supervised by a licensed or certified Behavioral Health Professional and who holds a bachelor's degree in a behavioral health or health related field; holds a bachelor's degree in any field and has one year experience in behavioral health service delivery; or holds a high school diploma or GED and has a combination of behavioral health education and experience totaling at least four years.

     32. "Breach" means a failure to perform by the Contractor or any Subcontractor hereunder or under any Subcontract (including a breach that is of an inadvertent, technical or isolated nature and including a breach that is not capable of correction or that is capable of correction but in fact is not corrected), that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, the RBHA, any Subcontractor or any eligible or enrolled person.

     33. "Budget Term" means the period of time within a Contract Year for which funds have been allocated to the Contractor.

     34. "Capacity" means the number of members for which a Contractor will receive case rate payments.

     35. "Case Rate" means the amount to be multiplied by capacity to determine monthly payments to the Contractor from the RBHA.

Final Jun 6-01
Effective 7-01-01                    Page 3

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     36. "Case Management Services" means supportive services provided to enhance treatment compliance and effectiveness. Activities include assistance in accessing, maintaining, monitoring and modifying covered services; assistance in finding resources, communication and coordination of care, outreach and follow-up of crisis contacts or missed appointment.

     37. "C.F.R." means Code of Federal Regulations and may be accessed at: http.//www.access.gpo.gov/nara/cfr/

     38. "Child" means a person who is under the age of 18, unless the term is given a different definition by statute, rule or policies adopted by the ADHS/DBHS or AHCCCS.

     39. "Claim" means a properly completed HCFA 1500 or UB 92 which is submitted on paper or transmitted electronically and which is to be received and processed for the purpose of payment or encounter tracking/valuing services performed by Contractor or its Subcontracted Providers for members.

     40. "Clean Claim" means a claim that successfully passes all adjudication edits.

     41. "Contract" means the Contract between the RBHA and ADHS/DBHS effective as of July 1, 2000 and issued under ADHS/DBHS RFP No. H0-001.

     42. "Contract Term" means the time period between the begin date and end date during which time this Subcontract shall remain in full force and effect, subject to the terms herein.

     43. "Contract Value" means the funding amount for the entire term of this Subcontract.

     44. "Contract Year" means a period from July 1 of a calendar year through and including June 30 of the following year.

     45. "Co-Insurance" means the amount an individual must pay for services after their Other Insurance Coverage (OIC) has paid their liable portion for the service provided.

     46. "Coordination of Benefits (COB)" means coordination of benefits used when two or more insurance carriers share in the liability of payment for an individual's medical claims, not to exceed 100% of the initial value of the services provided.

     47. "Copayments" means payments required of or permitted to be charged to members for Covered Services under the ADHS/DBHS Manual or any future equivalent thereof, as same may be amended or replaced from time to time. Also means the amount an individual must pay for a service benefit.

     48. "Covered Services" means those listed in the ADHS/DBHS Service Matrix as attached herein as CPSA Authorized Service Matrix.

     49. "Covered Service Rate" means the amount to be valued for encounter purposes by the RBHA or by the Fiscal Agent for Covered Services.

     50. "CPSA Authorized Services Matrix" means the document published by the RBHA, which incorporates the ADHS/DBHS Service Matrix and other requirements and/or information as determined by the RBHA.

     51. "Crisis Stabilization Facility" means a behavioral health alternative residential setting, licensed by ADHS as a Level I or II behavioral health agency, with sixteen (16) or fewer treatment beds, which provides twenty-four (24) hours supervision of members who require a protected supervised environment to reduce or eliminate acute symptoms of a behavioral health condition.

     52.  "Days" refers to calendar days unless otherwise specified.

     53.  "DBHS" means the Division of Behavioral Health Services within ADHS.

Final Jun 6-01
Effective 7-01-01                    Page 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     54. "Deductible" means the amount an individual must pay before their Other Insurance Coverage (OIC) begins payment for covered services.

     55. "Designated Service Provider" means a Contractor selected for award as a Risk-based Behavioral Health Provider in response to Solicitation GSA500 to serve one or more rural geographic area(s) or Subdivisions. The Designated Service Provider shall function as the primary service provider for the populations identified herein and shall establish and maintain a physical presence in the rural geographic Subdivision(s) awarded throughout the term of this Subcontract.

     56. "Director" means the Director of the Arizona Department of Health Services or his or her duly authorized representative.

     57. "Disenrolled Member" means a Contractor's member who has lost enrollment with the RBHA. The Contractor shall have no financial liability for services provided to any Contractor's member after the date of Contractor's member's disenrollment.

     58. "Early and Periodic Screening, Diagnosis and Treatment" (EPSDT) means a Medicaid comprehensive and preventative child health program for Title XIX individuals under the age of 21. This mandatory program for TXIX children requires that any medically necessary health care service identified in a screening be provided to an EPSDT recipient. The behavioral health component of the EPSDT diagnostic and treatment services for TXIX member under age 21 are covered by this Subcontract.

     59. "Eligible Person" means an individual who needs or is at risk of needing ADHS/DBHS covered services. An eligible person may be one of the following:

          a. "Non-Title XIX/XXI Eligible Person" means an individual who needs or may be at risk of needing covered services, but does not meet Federal and State requirements for Title XIX or Title XXI eligibility.

          b. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

          c. "Title XXI Eligible Person" means an individual who meets Federal and State requirements for Title XXI eligibility.

     60. "Emergency Behavioral Health Service" is a behavioral health service provided for an emergency behavioral health condition and resulting in an unscheduled or unplanned visit, admission or other medical service to assess, relieve and/or treat the emergent condition

     61. "Encounter" means a prepaid service rendered by the Contractor or Subcontracted Provider to an enrolled person.

     62. "Enrollment" means the process by which a person who has been determined eligible becomes a member with ADHS/DBHS and the RBHA.

     63. "Enrollment Date" means the earliest of the date of initial assessment of an unenrolled eligible person, the date the eligible person is recorded in Contractor's information system or the date the eligible person is recorded in the ADHS/DBHS Client Information System.

     64. "Enrolled Member" means an individual who is enrolled with the RBHA and who is entitled to receive services pursuant to this Subcontract.

     65. "Explanation of Benefits" (EOB) means explanation of benefits used by an insurance carrier to explain the payment or denial of services for an individual insured.

Final Jun 6-01
Effective 7-01-01                    Page 5

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     66. "Explanation of Medicare Benefits" (EOMB) means explanation of Medicare benefits used by Medicare (Non-Risk) to explain how Medicare paid for services of Medicare enrolled persons and/or why Medicare has denied payment for services.

     67. "Face-to-face" means in person or via telemedicine/video teleconference.

     68. "Fiscal Agent" means the RBHA or any agency, body or party with which the RBHA may contract for the processing of claims from and the payment of amounts due the Contractor for Covered Services and for the processing of encounters.

     69. "Fund Type" means the category of monies to provide reimbursement for Covered Services delivered to members meeting the requirements for the population to be served. The categories include Title XIX SMI, Title XXI SMI, Non-Title XIX/XXI SMI, Title XIX Children, Title XXI Children, Non-Title XIX Children, Title XIX General Mental Health, Title XXI General Mental Health, Non-Title XIX/XXI General Mental Health, Title XIX Drug, Non-Title XIX Drug, Title XIX Alcohol, Non-Title XIX Alcohol, Prevention, Federal Block Grant and Tobacco Tax.

     70.  "GAAP" means Generally Accepted Accounting Principles.

     71. "General Mental Health" (GMH) means behavioral health diagnoses and level of functional impairment that is moderate to severe but does not meet diagnostic and functional requirements for serious mental illness.

     72. "Gratuity" means payment, loan, subscription, advance, deposit of money, services, or anything of more than nominal value, present or promised, unless consideration of substantially equal or greater value is received.

     73. "Grievance" means a written complaint related to any act or omission of the Contractor or its Subcontracted Providers that a violation of the rights of an adult enrolled person with serious mental illness has occurred or currently exists. Ref: A.A.C. R9-21-401(B).

     74. "Group Home" means a residential facility that is licensed to serve more than four minors at any one time and that is licensed by the Department of Health Services pursuant to A.R.S. Title 36, Chapter 4 or Section 36-591, Subsection B or by the Department of Economic Security pursuant to Title 8, Chapter 5, Article 1 and that provides services pursuant to a contract for minors determined to be dependent as defined in Section 8-201 or delinquent or incorrigible pursuant to
          Section 8-341, or for minors with developmental disabilities, mental health or substance abuse needs. Group home does not include hospitals, nursing homes, child crisis and domestic violence shelters, adult homes, foster homes, facilities subject to any transient occupancy tax or behavioral health service agencies that provide twenty-four (24) hours or continuous physician availability.

     75. "HCFA" is the Health Care Financing Administration; an organization within the Department of Health and Human Services, a federal agency with oversight responsibility for Title XVIII (Medicare), Title XIX (Medicaid) and Title XXI (SCHIP).

     76. "Incurred But Not Reported" (IBNR) means liability for services rendered for which claims have not been received.

     77. "Independent Practitioner" means a psychiatrist, psychologist, registered nurse practitioner, physician assistant, who meets the qualification specified in A.A.C., Title 9, Chapter 20, and is ADHS/DBHS and AHCCCS registered.

     78. "Individualized Education Program" (IEP) means a written statement for providing special education services to a child with a disability that includes the pupil's present levels of educational performance, the annual goals and the short-term measurable objectives for

Final Jun 6-01
Effective 7-01-01                    Page 6

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          evaluating progress toward those goals and the specific special education and related services to be provided. (Per ARS (S) 15-761.10).

     79. "Inmate" means an individual who is serving time for a criminal offense or confined involuntarily in state, federal, county or municipal prisons, jails, detention facilities or other penal facilities. Federal Financial Participation (Medicare, Medicaid) is excluded for an inmate of a public institution, except when the inmate is a patient of a medical institution (hospital) for acute medical care.

     80. "Initial Contact" means the date any person first requests the RBHA or any other provider for covered services whether in person, by telephone or in writing under circumstances by which the person's identity is disclosed to the RBHA or provider.

     81. "Institution for Mental Disease" (IMD) means a hospital, nursing facility, or the institution of more than sixteen (16) beds that is primarily engaged in providing diagnosis, treatment or care of persons with mental diseases, including medical attention, nursing care and related services. An institution is an IMD if its overall character is that of a facility established and maintained primarily for the care and treatment of individuals with mental diseases (42 C.F.R. 435.1009).

     82. "Interagency Service Agreement" (ISA) means an agreement between two or more agencies of the State wherein an agency is reimbursed for services provided to another agency or is advanced funds for services provided to another agency.

     83. "Intergovernmental Agreement" (IGA) means as conforming to the requirements of A.R.S. Title 11, Chapter 7, Article 3 (A.R.S.
          (S)11-951 et. seq.).

     84. "Institutional Review Board for Research" means a board as defined under the Public Health Act and as amended by P.L. 99-158, established to review biomedical and behavioral research and to protect the rights of human subjects of such research.

     85. "JCAHO" means the Joint Commission on Accreditation of Healthcare Organizations.

     86. "Level I Behavioral Health Facility" means a behavioral health agency licensed by ADHS to provide a structured treatment setting with twenty-four (24) hour supervision, on-site medical services, and an intensive behavioral health treatment program. These facilities are the highest level of inpatient behavioral health services (other than inpatient psychiatric hospitalization) and when considered an alternative residential setting, may provide behavioral health crisis stabilization and/or substance abuse detoxification. (Level I Behavioral Health Facilities which provide the services of an inpatient psychiatric facility for individuals under age 21 are considered an institutional setting, not any alternative residential setting.) A Level I Behavioral Health Facility may be, but is not limited to, a Psychiatric Health Facility or Residential Detoxification Facility.

     87. "Level II Behavioral Health Facility" means a behavioral health service facility licensed by ADHS to provide a structured residential setting with twenty-four (24) hour supervision and counseling or other therapeutic activities for individuals who do not require the intensity of treatment services or on-site medical services found in a Level I Behavioral Health Facility. A Level II Behavioral Health Facility may be, but is not limited to, a Crisis Stabilization Facility or Therapeutic Group Home.

     88. "Level III Behavioral Health Facility" means a behavioral health services agency licensed by ADHS to provide a residential setting with twenty-four (24) hour supervision and supportive protective oversight, behavior management or psycho social rehabilitation and assure that residents receive required medication, obtain needed treatment and have transportation to outside treatment agencies if necessary. Life skills training,

Final Jun 6-01
Effective 7-01-01                    Page 7

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          social/recreational activities may be provided directly or by referral to outside treatment agencies.

     89. "Laboratory" means a CLIA (Clinical Laboratory Improvement Act) approved hospital, clinic, physician office or other health care facility laboratory.

     90. "Marriage and Family Therapist" means an individual who is certified by the Arizona Board of Behavioral Health Examiners pursuant to A.R.S. Title 32, Chapter 33. Marriage and Family Therapists may, in lieu of state certification, meet the criteria for certification by the National Association of Marriage and Family Therapy.

     91. "Material Breach" means failure to perform by the Contractor or any Subcontractor hereunder or under any subcontract (including a breach that is of an inadvertent, technical or isolated nature and that is not capable of correction or that is capable of correction but in fact is not corrected) that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, RBHA, the Contractor, any Subcontractor any eligible or enrolled person.

     92. "Material Change" is an alteration or development within a provider network that may reasonably be foreseen to affect the quality or delivery of behavioral health services provided under this Subcontract.

     93. "Medically Necessary Covered Service" means those covered services provided by qualified service providers within the scope of their practice to prevent disease, disability and other adverse health conditions or their progression or to prolong life.

     94. "Medicaid" means the federal government health insurance program as provided for by Title XIX of the Social Security Act of 1965.

     95. "Medicare" means the federal government health insurance program as provided for by Title XVIII of the Social Security Act of 1965 which includes Part A coverage for hospital services and Part B supplementary coverage.

     96. "Member" means a person determined eligible by the RBHA according to ADHS/DBHS and RBHA policy to receive Covered Services from the Contractor paid for in whole or in part from funds available to the Contractor under this subcontract.

     97. "Metropolitan Tucson" means, for the purposes of this Subcontract, Tucson, Green Valley, San Xavier, South Tucson and Marana.

     98. "Non-Provider Affiliated" means a person who is not an officer, employee or agent of any provider and is not a director of any Subcontractor.

     99. "Non-Title XIX/TXXI Eligible Person" means an individual who needs or may be at risk of needing covered services, but does not meet Federal and State requirements for Title XIX and Title XXI eligibility.

     100. "Non-Title XIX/XXI Funding (also may be called `Subvention Funding')" means fixed, non-capitated funds, including funds from Federal Block Grants, State appropriations (other than state appropriations to support the Title XIX and Title XXI programs), county appropriations and other funds, which are used for services to Non-Title XIX/XXI eligible persons and for services not covered by Title XIX or Title XXI provided to Title XIX and Title XXI eligible persons.

     101. "Outreach" means programs and activities to identify and encourage enrollment of individuals in need of behavioral health services.

Final Jun 6-01
Effective 7-01-01                    Page 8

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     102. "Other Coverage" means any other coverage by means of any individual, entity or program that is, or may be, liable to pay all or part of the medical expenses incurred by a member including, but not limited to, first and third party payers.

     103. "Other Insurance Coverage" (OIC) means other insurance coverage used when an individual has medical resources through any other resources than the RBHA or ADHS.

     104. "Physician Assistant" means a person licensed under ARS Title 32, Chapter 25. In addition, a physician assistant providing a behavioral health service shall work under the supervision of an AHCCCS registered psychiatrist.

     105. "Primary Care Provider" (PCP) means an individual responsible for the management of the member's health care that includes, but is not limited to, a physician who is a family practitioner, general practitioner, pediatrician, general internist, obstetrician, gynecologist, certified nurse practitioner or, under the supervision of a physician, a physician's assistant. The PCP must be an individual, not a group or association of persons, such as a clinic.

     106. "Primary Clinician" means a clinician who meets the licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R9-20-303, and who serves as the fixed point of accountability to ensure active treatment and continuity of care between providers, settings and treatment episodes. Primary Clinician may provide active treatment or ensure that treatment is provided to assigned enrolled members.

     107. "Prior Authorization" means, in reference to interactions between the RBHA and the Contractor, notification of authorization by the Contractor to the RBHA; in reference to interactions between the Contractor and its Subcontracted Providers, obtaining the prior approval for payment of service delivery from the Contractor prior to delivery of non-emergency services. Prior authorization is required only for services specifically defined by the RBHA and ADHS.

     108. "Privileging" means methodology and criteria used to deem clinicians competent to perform their assigned responsibilities, based on credentials, education, experience, training, supervised practice and/or competency testing.

     109. "Professional Counselor" means an individual who is certified by the Arizona Board of Behavioral Health Examiners pursuant to A.R.S. Title 32, Chapter 33. Professional Counselors may, in lieu of state certification, meet the criteria for certification by the National Board of Certified Counselors: Academy of Certified Clinical Mental Health Counselors.

     110. "Professional Services or Professional Acts" means services or acts of persons whose vocation or occupation requires special, usually advanced, education and skill that is predominantly mental or intellectual rather than physical or manual.

     111. "Profit" means the excess of revenues over expenditures, in accordance with Generally Accepted Accounting Principles, regardless of whether the Offeror is a for-profit or a not-for-profit entity.

     112. "Provider" means the Contractor or any Subcontractor to the extent either provides covered services to eligible or enrolled persons.

     113. "Provider Appeal" means process by which a provider may challenge any adverse action, decision or policy of the RBHA or ADHS/DBHS.

     114. "Provider Network" means the agencies, facilities, professional groups or professionals under subcontract to the Contractor to provide covered services to eligible and enrolled

Final Jun 6-01
Effective 7-01-01                    Page 9

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          persons and includes the Contractor to the extent the Contractor directly provides covered services to eligible and enrolled persons.

     115. "Prudent Layperson" means a person without medical training who exercises those qualities of attention, knowledge, intelligence and judgement which society requires of its members for the protection of their own interest and the interest of others. The phrase does not apply to a person's ability to reason, but rather the prudence of which he/she acts under a given set of circumstances.

     116. "Psychiatric Health Facility" (PHF) means a behavioral health alternative residential setting licensed by ADHS as a Level I Behavioral Health Facility in accordance with A.A.C. R9-20-601, et seq. This facility provides services to members with an acute psychiatric or behavioral health disorder or those who need to stabilize a chronic mental illness.

     117. "Psychiatrist" means a person who is a licensed physician as defined in ARS Title 32, Chapter 13, or Chapter 17 and who holds psychiatric board certification from the American Board of Psychiatry and Neurology; the American College of Osteopathic Neurologist and Psychiatrists; or the American Board of Neurology and Psychiatry; or is board eligible.

     118. "Psychologist" means a person licensed by the Arizona Board of Psychologist Examiners pursuant to A.R.S. Title 32, Chapter 19.1.

     119. "Public Institution (as referenced in 42 CFR 435.1009)" means a facility which is under the responsibility of a governmental unit, or over which a governmental unit exercises administrative control. This control can exist when a facility is actually an organizational part of a governmental unit, or when a governmental unit exercises final administrative control, including ownership and control of the physical facilities and grounds used to house inmates. Administrative control can also exist when a governmental unit is responsible for the ongoing daily activities of a facility; for example, when facility staff members are governmental employees, or when a governmental unit, board or officer has final authority to hire and fire employees.

     120. "Qualified Medicare Beneficiary" (QMB) means a person eligible under A.R.S. (S) 36-2971 (4), who is entitled to Medicare Part A insurance, meets certain income, resource and residency requirements of the Qualified Medicare Beneficiary program. A QMB who is also eligible for Medicaid is commonly referred to as a dual eligible.

     121. "Rate Code" means a numerical code designated by AHCCCS to indicate a member's eligibility category.

     122. "Referral" mans a verbal, written, telephonic, electronic or in-person request for behavioral health services.

     123. "Regional Behavioral Health Authority" (RBHA) means an organization under contract with the ADHS/DBHS to coordinate the delivery of behavioral health services to eligible and/or enrolled persons in a specific Geographical Service Area(s) of the State.

     124. "Registered Nurse" means a person who is licensed by the Arizona Board of Nursing as specified in A.R.S. Title 32, Chapter 15. In addition, a registered nurse providing a behavioral health service to a member must have a minimum of 1 year of experience in behavioral health-related field as specified in A.A.C., Title 9, Chapter 20,
          Article 1 and A.A.C., R9-2036 (B).

     125. "Registered Nurse Practitioner" means a person who is licensed by the Arizona Board of Nursing pursuant to A.R.S. Title 32, Chapter 15.

Final Jun 6-01
Effective 7-01-01                   Page 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     126. "RBHA Provider Manual" means the document published by the RBHA that outlines the procedures and protocols applicable to behavioral health services made available in Arizona by or through DBHS, ADHS or the RBHA, as such document may be amended or supplemented from time to time.

     127. "Rehabilitative Services" means covered services provided to remediate disability that is related to, caused by, or associated with a behavioral health disorder.

     128. "Related Party" means a party that has, or may have, the ability to control or significantly influence a Contractor or a party that is, or may be, controlled or significantly influenced by the Contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

     129. "Remittance Advice" means remittance of information used by an insurer to explain the payment or denial of services for a group of insured individuals.

     130. "Residential Detoxification Facility" means a behavioral health alternative residential setting licensed by ADHS as a Level I Behavioral Health Facility which provides twenty-four (24) hour supervision and treatment services to systematically reduce physical dependence upon alcohol, or other drugs through the use of therapeutic procedures, medications, rest, diet, counseling, and medical supervision.

     131. "Residential Treatment Center" (RTC) means an inpatient psychiatric facility for person under the age of 21, accredited by JCAHO and licensed by ADHS as a residential treatment center pursuant to A.A.C. R9-20, Article 6. Room and board is a covered service in this facility.

     132. "Request for Investigation" means a request for a formal investigation concerning the allegation of a violation of a person's with serious mental illness behavioral health service rights pursuant to A.A.C. R9-21-401.

     133. "SAMHSA" means Substance Abuse and Mental Health Services Administration (SAMHSA).

     134. "Second-Level Review" means an evaluation of an enrolled person or their medical record to assess the adequacy and clinical soundness of their assessment and treatment plan, to verify determination of serious mental illness, and/or to deny admission or continued stay to an Acute Inpatient Hospital, Inpatient Psychiatric Hospital, Inpatient Psychiatric Facility for Persons Under 21 Years of Age or Institution for Mental Disease for persons 65 years of age or older.

     135. "Seriously Emotionally Disturbed" means those children from birth up to age 18 who meet diagnostic requirements as set forth by the ADHS/DBHS and who have functional impairment which substantially interferes with or limits achieving or maintaining one or more developmentally appropriate social, behavioral, cognitive, communicative, or adaptive skills. DSM IV "V" codes, and substance use are excluded, unless they co-occur with another diagnosable serious emotional disturbance.

     136. "Seriously Mentally III" (SMI) means those adult persons with a mental disorder who meet diagnostic requirements as set forth by the ADHS/DBHS and whose emotional or behavioral functioning is so impaired as to interfere with their capacity to remain in the community without supportive treatment. Although persons with primary diagnoses of mental retardation, head injuries or Alzheimer's Disease frequently have similar problems or limitations, they are not included in the definition.

Final Jun 6-01
Effective 7-01-01                   Page 11

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     137. "Service Authorization" means a written request from the Contractor to the Subcontractor for the provision of Covered Services to a member. Once executed or otherwise accepted by the Subcontractor, the Service Authorization will constitute the agreement of the Subcontractor to provide Covered Services as set forth in the Service Authorization. Service Authorizations will be in such form and format and by such means as determined by the Contractor or the RBHA.

     138. "Service Plan" (also may be called an Individualized Service Plan
          (ISP) or Treatment Plan) means a written plan, developed in collaboration with the enrolled person, family, significant other, involved subcontracted providers and/or community and State agencies, that links specific covered services and strategies with desired treatment and rehabilitative outcomes.

     139. "Shall" means what is mandatory.

     140. "Single Purchase of Care" (SPOC) means an interagency purchasing agreement which has been instituted for each participating State agency to contract jointly for children's behavioral health services.

     141. "Social Worker" means a person certified by the Arizona Board of Behavioral Health Examiners pursuant to A.R.S. Title 32, Chapter 33. Social Workers may, in lieu of state certification, meet the criteria for certification by the National Association of Social Workers:
          Academy of Certified Social Workers.

     142. "Specialty Provider" means a Master level clinician who is a Certified Independent Social Worker (CISW), or a Certified Professional Counselor (CPC), or a Certified Marriage and Family Therapist (CMFT) and who is credentialed and meets the privileging criteria in one or more of the following specialty areas for children:

          a.   Attachment and Bonding;

          b.   Post Traumatic Stress Disorder

          c.   Sexual Offender;

          d.   Sexual Abuse Victim

          e.   Adoption; or

          f.   Eating Disorders.

     143. "State" means the State of Arizona.

     144. "State Plan" is the written agreements between the State of Arizona and HCFA which describe how the AHCCCS programs meet all HCFA requirements for participation in the Medicaid program and the Children's Health Insurance Program.

     145. "Subcontract" means this Subcontract Agreement.

     146. "Subcontracted Provider" means a Provider who has entered into a written agreement with the Contractor for the provision of all or a specified part of covered services under this Subcontract.

     147. "Substance" means any chemical matter that, when introduced into the body in any way, is capable of causing altered human behavior or altered mental functioning.

     148. "Substance Abuse" means a maladaptive pattern of substance use manifested by recurrent and significant adverse consequences related to the repeated use of substances.

Final Jun 6-01
Effective 7-01-01                   Page 12

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     149. "Substance Abuse Counselor" means a person certified by the Arizona Board of Behavioral Health Examiners pursuant to A.R.S. Title 32, Chapter 33. Substance Abuse Counselors may, in lieu of state certification, be certified by the Arizona Board of Certification of Addiction Counselors.

     150. "Substance Dependence" means a cluster of cognitive, behavioral and physiological symptoms indicating that the individual continues use of the substance despite significant substance-related problems.

     151. "Supportive Services" means covered services provided to manipulate or stabilize the environment so that the disabling or other adverse consequences of a behavioral health disorder are minimized and to provide assistance with daily living activities.

     152. "Telemedicine" means the use of electronic communication and information technologies to provide or support clinical care at a distance.

     153. "Therapeutic Group Home" (TGH) means a behavioral health alternative residential setting licensed by ADHS as a Level II or III Behavioral Health Facility with twenty-four (24) hour supervision. The level or number of rehabilitative services provided at the TGH will vary in intensity based on the type of program offered.

     154. "Third Party Payer" is any entity, municipality, county, program or insurer that is, or may be liable to pay all or part of the fees for covered services provided to an eligible or enrolled person. State agencies that provide services that are funded by State tax revenues are not considered Third Party Payers.

     155. "Third Party Liability" means the responsibility or obligation of a Third Party to pay for all or part of the fees for covered services provided to an eligible or enrolled person by the Contractor or their Subcontracted Provider.

     156. "Third Party Revenue" means revenue received from any Third Party Payer. A third party payer includes, but is not limited to, any entity or program that is or may be liable to pay for all or part of the Covered Services expenses incurred by a member, except that funds from other State agencies shall not be considered third party revenue.

     157. "Title 9, Chapter 21" means Arizona Administrative Code Title 9:
          Health Services, Chapter 21: Department of Health Services, Mental Health Services for Persons with Serious Mental Illness, as defined in A.R.S. (S)36-550.

     158. "Title XIX" means Title XIX of the Social Security Act, as amended. This is the Federal statute authorizing Medicaid, which is administered by AHCCCSA.

     159. "Title XIX Covered Services" means those covered services listed in the ADHS/DBHS Service Matrix which are not listed in the ADHS/DBHS Service Matrix as being reimbursable with Non-Title XIX/XXI funds only, but includes EPSDT services.

     160. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

     161. "Title XXI" means Title XXI of the Social Security Act, referred to in federal legislation as the "Children's Health Insurance Program"
          (CHIP) and the Arizona implementation of which is referred to as "KidsCare."

     162. "Title XXI Covered Service" means those covered services listed in the ADHS/DBHS Service Matrix as TXIX reimbursable, to the limits described in the "Title XXI Behavioral Health Services: Benefit Coverage.

Final Jun 6-01
Effective 7-01-01                   Page 13

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     163. "Title XXI Eligible Person" is an individual who meets Federal and State requirements for Title XXI eligibility.

     164. "Treatment Services" means covered services provided to identify, prevent, eliminate, ameliorate, improve or stabilize specific symptoms, signs and behaviors related to, caused by, or associated with behavioral health disorder.

     165. "Tribal RBHA" means a Native American Indian tribe under contract with the ADHS/DBHS to coordinate the delivery of behavioral health services to eligible and enrolled persons who are residents of the Federally recognized Tribal Nation that is the party to the contract.

C.   GENERAL REQUIREMENTS:

     1. Provision of Services: The Contractor, subject to the terms of this Subcontract, at the maximum dollar amounts and rates set forth herein or in any Schedule hereto, agrees to provide a complete continuum of Covered Services to members as the Contractor may be authorized to do so by the RBHA as provided herein. The Contractor agrees to abide by and conform to all requirements imposed by the Contract, the ADHS/DBHS Policies and Procedures Manual, AHCCCS regulations (to the extent any of the Covered Services hereunder are funded under Title XIX, TXXI or otherwise by AHCCCS), RBHA Policies and Procedures, and the RBHA Provider Manual, the terms and provisions of which are incorporated by reference herein, as if set forth at length.

     2. Contract Term: This Subcontract, inclusive of various fund types, will become effective only upon the signatures of both parties. The term of the Subcontract begins July 1, 2001, and shall remain in full force and effect, subject to the terms hereof, until June 30, 2003, unless sooner terminated as provided herein. The RBHA reserves the right to extend the term of the Subcontract up to an additional two years through one or more extensions to the Subcontract.

     3. Should the Contractor decide not to continue to contract with the RBHA for the next Contract Year, the Contractor shall notify the RBHA in writing, by certified mail, return receipt requested, no less than 60 days prior to the end of the Contract Year. The Contractor agrees to provide covered services to members for 60 days from the date of written notification of termination. Such notification shall be in writing, by certified mail, return receipt requested. For services provided beyond the term of the Subcontract, the Contractor shall be paid on a Fee-For-Service basis, at the rates within the current CPSA Service Authorization Matrix. Covered services will be prior authorized by the RBHA. Pursuant to termination, the Contractor agrees to cooperate in the orderly transition of members to another service provider.

     4. Licenses and Permits: The Contractor, unless otherwise exempt by law, shall obtain and continuously maintain and shall require all of its Subcontracted Providers and their employees and contractors who participate in the provision of Covered Services, unless otherwise exempt by law, to obtain and continuously maintain all licenses, permits, certifications, credentials and authority necessary to do business and render Covered Services under this Subcontract. Evidence thereof shall be provided to the RBHA.

     5. Credentialing: The Contractor will comply with and cause its Subcontracted Providers, their employees and contractors who participate in the provision of Covered Services to comply with all applicable accreditation and credentialing requirements with respect to the Contractor, its Subcontracted Providers and their employees and contractors, imposed or required (1) in order for the Contractor and its Subcontracted Providers to maintain any status they may have as eligible Medicare, Medicaid or AHCCCS providers, and (2) by any quality management or improvement plan or program adopted by ADHS/DBHS or the RBHA. The

Final Jun 6-01
Effective 7-01-01                   Page 14

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          RBHA shall notify the Contractor, in writing, of any accreditation and/or credentialing requirements that result from the implementation of any quality management or improvement plan or program adopted by ADHS/DBHS or the RBHA. Contractor will not be sanctioned or held accountable for changes in accreditation/credentialing requirements until thirty (30) days after receipt of written notice of requested changes except in cases where these changes are externally mandated by Federal, State, AHCCCS, JCAHO or reciprocal accreditation agency requirements.

     6. Provider Registration: The Contractor shall ensure that the Contractor and its Subcontracted Providers are registered with ADHS/DBHS to receive payment for the provision of covered services to eligible and enrolled persons under this Subcontract. The Contractor shall utilize ADHS/DBHS registered providers who are also AHCCCS registered providers for the delivery of Title XIX and Title XXI covered services to Title XIX and Title XXI enrolled persons.

          a. Services must be delivered by Providers who are appropriately licensed and operating within the scope of their practice.

          b. Behavioral health practitioners other than physicians, nurse practitioners, physician assistants and psychologists must be affiliated with an outpatient mental health clinic or rehabilitation agency to provide outpatient services.

          Contractor shall comply with all RBHA policies and procedures relating to the registration of a Provider.

     7. Fingerprint and Certification Requirements/Juvenile Services: The fingerprint and certification requirements listed in this subsection apply to this Subcontract to the extent that Covered Services pertain to services to juveniles.

          a. The Contractor and its Subcontracted Providers shall meet and ensure that all its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to Juveniles have met all fingerprint and certification requirements of A.R.S. (S)36-425.03 prior to providing such services.

          b. The Contractor and its Subcontracted Providers shall have on file and make available to the RBHA upon request and/or audit personnel fingerprints. The Contractor and its Subcontracted Providers shall submit to ADHS/DBHS personnel fingerprints with the required processing fee and completed notarized certification on forms provided by ADHS. The Contractor and its Subcontracted Providers may submit to ADHS/DBHS verification of fingerprinting and certification of an employee by Department of Economic Security, Department of Corrections or the Arizona Supreme Court to meet this requirement.

          c. The Contractor and its Subcontracted Providers shall ensure and verify that those employees who qualify only for a restricted certification shall be supervised when providing services directly to Juveniles.

          d. The Contractor shall ensure that all subcontracts for behavioral health services to Juveniles include a provision requiring compliance of that subcontractor with A.R.S. (S)36-425.03.

          e. The Contractor shall be responsible for the costs of fingerprint checks and may charge these costs to its fingerprinted personnel or its Subcontracted Providers' fingerprinted personnel.

Final Jun 6-01
Effective 7-01-01                   Page 15

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          f. Subject to subsection g. immediately below, this Subcontract may be terminated if the fingerprint check or the certification for employment of any employee pursuant to paragraph a.) above shows that he or she has committed, been convicted of, or is awaiting trial for any offense listed on the certification for employment form in this state or similar offenses in another state or jurisdiction.

          g. The Contractor may avoid termination of this Subcontract if the employee whose fingerprints or certification form shows that she or he has been convicted of or is awaiting trial on an offense or similar offense as listed on the certification for employment is immediately prohibited from employment or service with the Contractor or with the Contractor's Subcontracted Provider in any capacity requiring or allowing the employee to provide services directly to Juveniles without supervision or unless the employee has been granted a written exception for good cause pursuant to the requirement and procedures of A.R.S.(S)41-1954.01.

     8. Staff Requirements: The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements. The Contractor shall ensure the following:

          a. all staff have appropriate training, education, experience, orientation and credentialing as applicable, to fulfill the requirements of their position;

          b. compliance with RBHA policy and procedures regarding the primary source verification and privileging of independent practitioners, Primary Clinicians, Specialty Providers, and Initial Assessment Clinicians;

          c. staff competencies are developed and implemented according to ADHS/DBHS and RBHA policy. Documentation of the competency shall be assessed annually in the staff person's performance evaluation.

          The Contractor shall inform the RBHA in writing within five (5) days of personnel changes in any of its key staff, including psychiatrists, psychologists, registered nurse practitioners, physician assistants, and Primary Clinicians.

     9.   Cultural Competence:

          The RBHA has adopted Building Bridges: Tools for Developing an Organization's Cultural Competence (La Frontera Center, 1995) model. In this model, cultural competence is defined as a system of care that recognizes and encompasses throughout its organization the importance of culture and language; the cultural assets associated with diversity; the evaluation of cross-cultural relations; and the increase of cultural and linguistic knowledge among all participants.

          The Contractor shall:

          a. Develop, maintain, promote and monitor a culturally competent system of behavioral health care and engage in culturally competent practices with members served., as well as within their organizational structures.

          b. Maintain a cultural competency development and implementation policy that clearly delineates how it will self-assess, implement improvements, and monitor the success of such improvements and is consistent with RBHA policy and procedures. The RBHA reviews and approves its own and each contracted provider's policy annually to ensure compliance with ADHS/DBHS policies.

Final Jun 6-01
Effective 7-01-01                   Page 16

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          c. Define a system of care that recognizes and encompasses the importance of culture and language, the cultural assets associated with diversity, the evaluation of cross-cultural relations and the increase in cultural and linguistic knowledge among all participants. The system must respond to the cultural diversity of its populations.

          d. Ensure that the reporting requirements included in the Bridges Cultural Competency Assessment Tool are addressed; however, the Contractor may develop their own internal format. The Contractor shall ensure that the same domains of cultural competence are assessed by the alternate tool chosen and will ensure that the results are translated into the RBHA endorsed form.

          e. Self-assess the agency at least biennially and implement improvements based on findings using strategies such as focus groups, training, policy review and update, and reconsideration of agency policies. The Contractor shall also share the results with the RBHA so that system-wide cultural competence efforts may be undertaken through the Quality Management Coordinator's meetings. The Contractor shall ensure that all relevant training and improvement activities are implemented.

     10.  Concerning Certain Facilities:

          a. In the event that the Contractor operates a facility in or at which services by other providers are to be rendered to members, the parties acknowledge that the rendition of services by such other providers at the facility and the ability of those providers to so render such services will be subject to such staff membership and privileging, credentialing and other requirements as may be imposed upon similar providers generally under that facility's rules, regulations, policies and staff bylaws, if any.

          b. In the event that the Contractor may render Covered Services to members at a facility that imposes staff membership, privileging, credentialing or other requirements upon similar providers generally at that facility under the facility's rules, regulations, policies or staff bylaws, if any, the parties acknowledge that the Contractor shall be required to comply therewith.

     11.  Subcontracts and Assignment:

          a. The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the responsibility of the Contractor to assure that all activities carried out by the Subcontracted Provider conform to the provision of this Subcontract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this Subcontract may be subcontracted to a qualified person or organization. All such subcontracts shall be in writing. All subcontracts entered into by the Contractor are subject to prior review and approval by the RBHA and shall incorporate by reference the terms and conditions of the Contract (between ADHS/DBHS and the RBHA).

          b. The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to the RBHA or ADHS/DBHS within two (2) working days of request. All subcontracts will comply with the applicable provisions of Federal and State laws, regulations and policies.

          c. Contractor shall submit to the RBHA a copy of all fully executed subcontracts and any subsequent amendments for each Subcontracted Provider within ten (10) days of contract execution.

          d. The Contractor shall not include covenant-not-to-compete requirements in its Subcontracted Provider agreements. Specifically, the Contractor shall not contract with a Subcontracted Provider and require that the Subcontracted Provider not

Final Jun 6-01
Effective 7-01-01                   Page 17

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               provide services to the RBHA, ADHS/DBHS or any other ADHS/DBHS contractor. The Contractor and its Subcontracted Providers shall not contract with any individual or entity that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity. Each subcontract shall contain verbatim all the provisions of Appendix B, Minimum ADHS/DBHS Contract (Subcontract) Provisions. In addition, each subcontract must contain the following:

               i. Full disclosure of the method and amount of compensation or other consideration to be received by the Subcontracted Provider;

               ii. Identification of the name and address of the Subcontracted Provider, including service locations and hours of service;

               iii. Identification of the population, to include patient
                    capacity, to be served by the Subcontracted Provider;

               iv. The amount, duration and scope of covered services to be provided, and for which compensation shall be paid;

               v. The term of the subcontract including beginning and ending dates, methods of extension, termination and renegotiations;

               vi. The specific duties of the Subcontracted Provider relating to coordination of benefits and determination of third party liability;

               vii. A provision that the Subcontracted Provider agrees to identify Medicare and other third party liability coverage and to seek such Medicare or third party liability payment before submitting claims and/or encounters to the Contractor;

               viii. A description of the subcontractor's patient, medical and cost record keeping system;

               ix. Specification that the Subcontracted Provider shall comply with quality assurance programs and the utilization control and review procedures specified in 42 CFR. Part 456, as implemented by AHCCCS, ADHS/DBHS and the RBHA.

               x. A provision stating that a merger, reorganization or change in ownership or control of a subcontracted provider that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of the RBHA and ADHS/DBHS.

               xi. Procedures for enrollment or disenrollment or re-enrollment of the covered population;

               xii. A provision that the Subcontracted Provider shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that the AHCCCS, ADHS/DBHS or the RBHA shall have no responsibility or liability for any such taxes or insurance coverage;

               xiii. A provision that the Subcontracted Provider shall obtain any required service authorization for services to eligible and/or enrolled persons;

               xiv. A provision that the Subcontracted Provider shall comply with encounter reporting and claims submission requirements as described in this

Final Jun 6-01
Effective 7-01-01                   Page 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    Subcontract and in accordance to RBHA policy and the RBHA Provider Manual;

               xv. A provision that emergency services do not need prior authorization and that, in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services. For purposes of this contract, a "prudent layperson" is defined as a person without medical training who exercises those qualities of attention, knowledge, intelligence and judgement which society requires of its members for the protection of their own interest and the interest of others. The phrase does not apply to a person's ability to reason, but rather the prudence of which he acts under a given set of circumstances; and

               xvi. A provision that the Subcontracted Provider may appeal adverse decisions of the Contractor in accordance with the RBHA's Provider Appeal Policy; specification that the Subcontracted Provider shall assist eligible and enrolled persons in understanding their right to file grievances
                    (SMI) and appeals and follow the RBHA's and ADHS/DBHS's policies with regard to these processes.

     12. Financial Information: The Contractor shall provide to the RBHA all financial reports, as outlined in the Contract Deliverables section of this Subcontract, in the RBHA's standard format and within the time frame specified.

          All financial reports submitted by the Contractor shall be certified by an officer of the Contractor, that to the best of his or her knowledge are correct, complete and fairly present the financial condition and operational results as of and to the date thereof. The Contractor shall comply with such ADHS Uniform Financial Reporting Requirements as well as the financial reporting requirements of AHCCCS and any applicable IGA as may be in effect as provided to the Contractor when available to the RBHA.

          The Contractor shall participate in such cost finding procedures as may be required by the RBHA or ADHS/DBHS and shall provide RBHA and ADHS, as requested, sufficient information to enable the RBHA and ADHS/DBHS to ascertain the amount of all incurred but not reported claims/encounters and claims/encounters in process at any particular time.

     13. Financial Audits: Contractor shall have an annual certified financial audit and, if applicable, is to comply with the requirements of the Federal Office of Management and Budget (OMB) Circular A-133, "Audits of States, Local Governments, and Non-Profit Organizations."

          Two copies of the annual certified audit (including the management letter with any supplementary information if needed and as requested by the RBHA or ADHS) and the auditor's opinion shall be submitted to the RBHA within thirty (30) days following the Contractor's receipt from auditor. Under no circumstances shall the Contractor submit this information more than 150 days after the close of the Contractor's fiscal year.

     14. Copayments: Neither the Contractor nor any Subcontracted Provider shall bill or attempt to collect any charge or fee except permitted co-payments from any Title XIX or Title XXI eligible or enrolled person for any Title XIX or Title XXI covered service. The Contractor shall ensure that any Title XIX or Title XXI eligible person is not denied Title XIX or Title XXI covered services because of the person's inability to pay a co-payment.

Final Jun 6-01
Effective 7-01-01                   Page 19

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          For Non-Title XIX/XXI covered services, the Contractor shall have in place a schedule of fees for all services provided to members and shall determine the fee to be charged to the eligible or enrolled person according to the ADHS/DBHS sliding fee schedule contained in the CPSA Provider Manual. The Contractor shall make reasonable attempts to collect all sliding fees. The Contractor shall ensure that no enrolled person who is SMI is denied covered services because of the person's inability to pay the required fee.

     15. Billing Generally: The Contractor, by such means and in such format as may be specified by the RBHA and/or ADHS, shall submit claims/encounters to the Fiscal Agent for covered services delivered to members within the terms and provisions of this Subcontract. Such claims, assuming their timeliness and conformity with appropriate service authorization, shall be valued by the Fiscal Agent. Initial claims/encounters for covered services shall be submitted to the RBHA within forty-five (45) calendar days from the end of month during which services were provided. Initial claims/encounters involving Third Party Liability (TPL) must be submitted within thirty (30) days of the TPL EOB or EOMB. Initial claims/encounters involving a 24-hour facility must be submitted within 60 calendar days from the end of month during which services were provided. The resubmission process for denied claims / encounters must be completed within forty-five
          (45) days from the date the Contractor is notified of denied claims/encounters.

          The Contractor shall ensure that 90% of clean claims submitted by its Subcontractors are adjudicated and paid within thirty (30) days from the time a clean claim is received. The Contractor shall ensure that 100% of clean claims are adjudicated and paid within 100 days from the time a clean claim is received unless an appeal has been filed. Contractor shall distribute an appropriate Explanation of Benefits
          (EOB) statement with all payments to its Subcontractors. In no event shall the RBHA be responsible for compensating a Subcontracted Provider who provides services requested by the Contractor.

          The Contractor's obligation to pay for Covered Services authorized by the Contractor under this Subcontract survives the termination or expiration of this Subcontract.

          Professional claims/encounters shall be submitted using the HCFA 1500 format to the Fiscal Agent via paper or electronic medium. All 24-hour facility claims/encounters shall be submitted on a paper UB 92 until such time an electronic submission system is developed by the RBHA. The Contractor shall submit 100% of encounters for all Covered Services or approved non-covered services provided to members. All submissions shall meet Fiscal Agent system requirements.

     16. Provider Claims Time Limits: The RBHA and the Contractor shall not pay claims for Covered Services that are initially submitted more that six
          (6) months after the date of service or six (6) months after the date of eligibility posting for Title XIX/Title XXI services provided to Title XIX/Title XXI members, whichever is later. In addition, the RBHA and the Contractor shall not pay clean claims submitted more than twelve (12) months after the date of service or twelve (12) months after the date of eligibility posting for Title XIX/Title XXI services provided to Title XIX/Title XXI members, whichever is later.

          Except for copayments and sums payable by third party payers under Coordination of Benefits provisions, Contractor shall not charge or receive any payment from a Title XIX or Title XXI eligible person for Title XIX or Title XXI Covered Services. Further, Contractor shall not bill an enrolled person for services or items other than Covered Services unless the enrolled person or his or her guardian or conservator has previously agreed in writing to make payment therefore.

Final Jun 6-01
Effective 7-01-01                   Page 20

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          If the Contractor does not reimburse a Subcontracted Provider within the time required by this subsection, the Contractor shall pay a penalty to the RBHA which shall not exceed an amount equal to interest on the unreimbursed claim of 10 percent per annum calculated on a time period equal to the difference between the time of:

          a.   Submission of the clean claim and actual payment, and

          b.   The time frame required by this subsection.

          These financial penalties shall be imposed through a reduction in the amount of funds payable to the Contractor.

     17. Review/Disallowance: Each encounter submitted by the Contractor shall be subject to disallowance in the event and to the extent such encounter is incomplete, does not conform to the applicable service authorization or to this Subcontract, any applicable Subcontract, or RBHA policy, or is otherwise incorrect. Any encounter so disallowed shall be returned by the RBHA or the Fiscal Agent to the Contractor with an explanation for the disallowance. Nothing shall prevent the Contractor from resubmitting a disallowed encounter at a later date provided that no such resubmission shall be made later than 90 days following the date of the last submission. The Contractor shall cooperate with the RBHA in the prompt reconciliation of disallowed encounters. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by the RBHA and ADHS/DBHS.

          The Contractor may appeal encounters denied for acceptance by the RBHA in accordance with the RBHA and ADHS/DBHS policies and procedures, and AHCCCS Rules.

     18. Coordination of Benefits and Third Party Liability: The RBHA is and shall be the payer of last resort. The Contractor and its Subcontracted Providers shall coordinate benefits, in accordance with A.R.S. (S)36-2903.G, so that costs for services otherwise payable by the RBHA are cost avoided or recovered from any other payer specified in A.A.C. R9-22-1002.A. The Contractor's claims system shall include appropriate edits for coordination of benefits and third party liability. The Contractor or Subcontracted Provider may retain any third party revenue obtained for enrolled persons if all of the following conditions exist:

          a. Total collections received do not exceed the total amount of the Provider's financial liability for the enrolled person.

          b. There are no payments made by AHCCCS or ADHS/DBHS related to fee-for-service, reinsurance or administrative costs (i.e. lien filing, etc.).

          c.   Such recovery is not prohibited by state or federal law.

          The Contractor and its Subcontracted Providers agree to obtain or cause to be obtained, all relevant payer information, including Medicare and other third party liability coverage, from each potential eligible and enrolled person and his or her guardian and/or family in connection with the establishment of that person's eligibility for Covered Services. The Contractor shall make such information available to each case manager and Subcontracted Provider involved with that person. In the event that the Contractor or Subcontracted Provider becomes aware that there is an available other payer resource for a Title XIX or Title XXI enrolled person, the Contractor or Subcontracted Provider shall notify the RBHA in accordance with RBHA policy. In the event that the Contractor or Subcontracted Provider assesses a copayment in accordance with the RBHA and ADHS/DBHS policies and procedures, the Contractor or Subcontracted Provider shall be allowed to retain the

Final Jun 6-01
Effective 7-01-01                   Page 21

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          copayment collected for individuals who are Title XIX or Title XXI eligible and are making a copayment for Non-Title XIX/TXXI covered services.

          Contractor shall require each of its Subcontracted Providers to bill Medicare and all other Third Party Payers for Covered Services. Prior to submitting claims and/or encounters to the RBHA, the Contractor shall bill claims for Covered Services to any primary payer, including Medicare, when information regarding such primary payer is available, or at the request of the RBHA or ADHS/DBHS.

     19. Title XIX and Title XXI Enrolled Persons: Title XIX and Title XXI funding shall be used as a source of payment for Covered Services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and post-payment recovery.

     20. Cost Avoidance: The Contractor shall cost avoid all claims for services that are subject to third-party payment and may deny a service to an enrolled person if it knows that a third party (i.e. other insurer) shall provide the service. However, if a third-party insurer (other than Medicare) requires the enrolled person to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written agreement with the Subcontracted Provider or the ADHS/DBHS max cap rate, less any amount paid by the third party. The Contractor shall decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network. If the Contractor refers the enrolled person for services to a third-party insurer (other than Medicare), and the insurer requires payment in advance of all copayments, coinsurance and deductibles, the Contractor shall make such payments in advance.

          If the Contractor knows that the third party insurer shall neither pay for nor provide the Covered Service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrolled person to do so.

          The requirement to cost avoid applies to all AHCCCS Title XIX and Title XXI covered services. In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so that enrolled persons can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent an enrolled person from receiving such service and that the enrolled person shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

     21. Post-payment Recoveries: Post-payment recovery is necessary in cases where the Contractor was not aware of another payer at the time services were rendered or paid for, or was unable to cost avoid. The Contractor shall identify all potential payers and pursue reimbursement from them.

     22. Reporting: The Contractor shall report quarterly amounts that are cost avoided or recovered. This report is due to the RBHA on or before the 10th day of the second month after

Final Jun 6-01
Effective 7-01-01                   Page 22

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          the end of the quarter being reported. The Contractor shall communicate any known change in health insurance information, including Medicare, to the RBHA not later than ten (10) days from the date of discovery.

          Approximately every four months, the Contractor shall provide the RBHA with a complete file of all health insurance information for the purpose of updating the Contractor's files. The Contractor shall notify the RBHA of any known changes in coverage within deadlines and in a format prescribed by the RBHA.

     23. Medicare Services and Cost Sharing: The ADHS/DBHS has persons enrolled who are eligible for both Medicare and Title XIX covered services. These enrolled persons are referred to as "dual eligibles". There are different cost sharing responsibilities that apply to dual eligibles based on a variety of factors. The Contractor is responsible for adhering to the cost sharing responsibilities presented in ADHS/DBHS policy and in the AHCCCS Rules. The Contractor has no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare enrolled person. The case rate payment includes Medicare co-insurance and deductibles where applicable.

     24. Sources of Payment/Adjustments: The parties acknowledge that other than donations and grants to the Contractor and funds otherwise generated by the Contractor independently from this Subcontract, and except for funds, if any, made available from third party payers by reason of coordination of benefits and collection of permitted copayments, the only source of payment to the Contractor for Covered Services provided hereunder is funds from the RBHA payable hereunder via the Fiscal Agent. Any error discovered by the RBHA or ADHS/DBHS with or without an audit in the amount of compensation paid to the Contractor will be subject to and shall require adjustment or repayment by or to the Contractor, by making a corresponding increase or decrease in a current payment to the Contractor or by making an additional payment by the RBHA to the Contractor, or vice versa.

     25. Availability of Funds: Payments made by the RBHA to the Contractor pursuant to this Subcontract and the continued authorization of Covered Services are conditioned upon the availability of funds to the ADHS/DBHS and in turn to the RBHA from ADHS/DBHS of funds authorized for expenditure in the manner and for the purposes provided herein. Neither the RBHA nor ADHS/DBHS shall be liable for any purchases or obligations incurred by the Contractor in anticipation of such funding. The two previous sentences shall not, however, relieve the RBHA or the State from any obligation to pay for Covered Services once and to the extent same are rendered pursuant to this Subcontract.

     26. Payments: Payments made by the RBHA to the Contractor are conditioned upon receipt of applicable, accurate and complete reports and encounters, documentation and information then due from the Contractor, except to the extent excused by the RBHA with the consent of ADHS. Reports, documentation and information required to be submitted by the Contractor and the associated time frames are outlined in the Contract Deliverables of this Subcontract and the RBHA Provider Manual.

     27. Data Validation Studies: The Contractor shall participate, and require each Subcontracted Provider to participate in validation studies as may be required by the RBHA and ADHS/DBHS. Any and all Covered Services may be validated as part of the studies.

     28. Compliance by the Contractor: If the Contractor is in any manner in default in the performance of any material obligation as outlined in this Subcontract, or if financial, compliance or performance audit exceptions are identified, the RBHA or ADHS/DBHS may, at its option and in addition to other available remedies, either adjust the amount of payment or withholding or cause payment to be withheld until satisfactory resolution of the default or exception. The Contractor shall have the right to ten (10) business days prior written notice

Final Jun 6-01
Effective 7-01-01                   Page 23

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          of any such action in adjusting the amount of payment or withholding payment. Under no circumstances shall payments be authorized that exceed an amount specified in this Subcontract without an approved written amendment to this Subcontract. The RBHA may, at its option, withhold final payment to the Contractor until receipt of all final reports and deliverables.

          The Contractor may appeal payment adjustments or payment withholding in accordance with ADHS/DBHS and RBHA provider appeal policies and procedures and AHCCCS Rules.

     29. Program/Contractor Advances: The RBHA may, in its sole and absolute discretion, advance payments to the Contractor if necessary or appropriate in the judgment of the RBHA to develop, salvage or maintain an essential service to members. Any advance that will be used in whole or in part for the acquisition or improvement of tangible personal property, real property or improvements upon real property will be subject to conditions as may be imposed by the RBHA under an amendment to this Subcontract.

     30. Provisional Nature of Payments: All payments to the Contractor shall be provisional and shall be subject to review and audit for their conformity with the provisions hereof. Payments in question as a result of review and audit which are the result of errors made by the RBHA shall not be subject to recoupment from the Contractor.

     31. Notice to Members Concerning Non-Covered Services: In the event that the Contractor provides members with services other than Covered Services, the Contractor shall, prior to the provision of such services, and except in emergencies, exercise all reasonable efforts to inform the member in writing: (1) of the service(s) to be provided;
          (2) that neither the RBHA nor ADHS/DBHS will pay in full for or be liable for such services; and (3) that the member may be financially liable for such services.

     32. State Not Liable: The Contractor acknowledges and agrees that the obligations for payment to the Contractor for Covered Services hereunder are those solely and exclusively of the RBHA through the Fiscal Agent and that neither the State, ADHS/DBHS nor AHCCCS shall have any liability or obligation to the Contractor for the payment for Covered Services to members, or otherwise. The obligations of the State with respect to payment for Covered Services are solely those set forth in the Contract.

     33. Assistance: The RBHA shall work with the Contractor in the interpretation of SMI determinations and Title 9 rules as well as in establishing treatment protocols for prioritizing services to Non-Title XIX members.

     34. RBHA Information System: The Contractor shall participate in the RBHA Information System and in that regard shall adhere to the reporting requirements outlined in the RBHA Provider Manual and maintain reasonably accessible documentation therefore as may be required under guidelines, policies and rules pertaining to such RBHA Information System.

     35. Conflicts of Interest: Contractor represents and warrants that it has provided the RBHA and will provide ADHS/DBHS at its request with accurate and complete information as to the following and will promptly inform the RBHA and ADHS/DBHS of any changes in or to such information:

          a. All direct or indirect transactions and relationships between the Contractor, its officers and directors on one hand and the RBHA, its officers and directors on the other hand;

          b. Any notification received by the Contractor of any conflict of interest under or in violation of the Contractor's conflict of interest policy or applicable law, to the extent same may relate to services rendered by the Contractor hereunder.

Final Jun 6-01
Effective 7-01-01                   Page 24

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          The Contractor shall at all times maintain, observe and provide the RBHA with a copy of the conflict of interest policy adopted by its Board of Directors. The Contractor's conflict of interest policy may not be changed so as to relax any requirements imposed thereby without the prior written consent of the RBHA.

     36. Absence of Interest on the Part of State or RBHA Employees: Except for persons employed by the Arizona Board of Regents or a unit thereof, no individual employed by the State or the RBHA shall have a substantial interest in this Subcontract or receive a substantial benefit that may arise herefrom. This shall not, however, prevent the Contractor from providing Covered Services or other social or behavioral health or related services to employees of the State or the RBHA.

     37. Forms: The Contractor and its Subcontracted Providers shall utilize RBHA approved or ADHS/DBHS authorized forms only as distributed and maintained by the RBHA.

     38. Program Description: Contractor shall be responsible for providing the RBHA with program descriptions for all services contracted under this Subcontract, on an annual basis. Program description(s) must be updated and submitted to the RBHA for prior approval any time the Contractor makes a substantial change in program design and/or operation, including but not limited to, changes in: program site; hours of operation, population served; staffing pattern and case load size; licensure status; evaluation methodology and program service delivery model.

     39. Member Handbook: Contractor shall provide enrolled members or their guardians the CPSA Member Handbook which identifies procedures for accessing emergency services, individual member rights, grievance/appeal procedures, and copayment policies. The Contractor shall ensure that handbooks are available as all provider sites and easily accessible to all enrolled persons. The Contractor shall supplement the CPSA Member Handbook with specific information that at minimum includes the following: Primary Clinician, list of Subcontract Providers, available services, service locations and access to emergency services.

     40. RBHA Policies & Procedures: The Contractor agrees to comply with all RBHA policies and procedures as they are developed. The RBHA shall provide the Contractor written notice of changes to existing policies and procedures. The Contractor shall not be sanctioned or held accountable for changes in policies and procedures until thirty (30) days after receipt of said changes. Contractor may access RBHA policies and procedures through the RBHA web site at www.cpsa-rbha.org.

     41. RBHA Formulary: Contractor employed and contracted physicians, registered nurse practitioners, and/or physician assistants shall prescribe and abide by the RBHA drug formulary and shall abide by the RBHA and ADHS/DBHS policies implementing that formulary. These same policies address exceptions to the formulary based on medical necessity.

     42. Corrective Actions: At its discretion, the RBHA may require corrective action when it is determined that the Contractor is out of compliance with the terms of the Subcontract or not adhering with RBHA or ADHS/DBHS policy. The corrective action shall be outlined and documented on a Corrective Action Plan using the format prescribed by the RBHA. This document will be the means of communication between the Contractor and the RBHA regarding progress of the corrective action. Failure to adhere to the prescribed corrective action may result in sanctions as described in Appendix A, Uniform Terms and Conditions, Sanctions.

Final Jun 6-01
Effective 7-01-01                   Page 25

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

D.   PROGRAM REQUIREMENTS

     1.   Eligibility and Scope of Services:

          Based on the funding source as specified in Schedule III, Program Funding Allocation, the Contractor shall develop, maintain and monitor a continuum of Covered Services for its enrolled members in accordance with the following:

          a. The Contractor, either directly or through Subcontracted Providers, shall be responsible for the provision of all medically necessary covered behavioral health services to AHCCCS Title XIX and Title XXI members in accordance with applicable Federal, State and local laws, rules, regulations and policies, including services described in this Subcontract and those incorporated by reference throughout this Subcontract. The Contractor shall ensure that its policies and procedures are made available to all Subcontracted Providers. The Contractor shall provide technical assistance to its providers regarding Covered Services, encounter submission and documentation requirements on an as needed basis.

          b. Services must be delivered by Providers that are appropriately licensed and operating within the scope of their practice.

          c. Medically necessary covered services shall be provided by qualified service providers within the scope of their practice to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

          d. In authorizing services, the Contractor is required to determine that medically necessary covered behavioral health services are:

               i. Provided to promote progress toward the highest possible level of health and self-sufficiency;

               ii. Reasonably expected to benefit the person's mental or physical health;

               iii. Necessary and appropriate to the person's condition; and

               iv. Designed to assist persons to manage their illness to the extent possible and to live, learn and work in their own communities.

          In addition:

          a. Title XIX/XXI enrolled persons must receive all medically necessary Title XIX/XXI covered services;

          b. Medically necessary Non-Title XIX/XXI covered service are prioritized based on acuity, risk, level of functioning, capacity to benefit, Block Grant requirements and available funding;

          c. For covered medically necessary services that are equally effective, the Contractor and Subcontracted Providers shall use the least costly and/or least restrictive service, but such decisions shall be based on a development and long term view of the member's needs, not solely on immediate expediency and short term cost savings;

          d. When the Contractor has authorized services at a particular level of care, that care shall not be subsequently denied unless there is an available lower level of care suitable to meet the member's behavioral health needs;

Final Jun 6-01
Effective 7-01-01                   Page 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          e. To the extent possible, families are meaningfully and actively involved in all stages of the service delivery process; however, services shall not be denied solely because of lack of family involvement;

          f. For children with multi-agency, multi-system involvement, there is a shared understanding, unified approach/plan and coordinated services toward jointly established goals and objectives; and

          g. The Contractor shall not deny services based on "medical necessity" solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or maintain their present condition

     2. Except as specified below, the Contractor is responsible to ensure Title XIX and Title XXI eligible persons, including DDD/ALTCS, receive all medically necessary Title XIX or Title XXI covered services. The Contractor is not responsible for the provision of Title XIX or Title XXI covered services to:

          a. Title XIX eligible persons in the Arizona Long Term Care System (ALTCS) for the elderly and physically disabled;

          b. Title XXI eligible persons enrolled in the "direct services" option (the direct services option does not offer a behavioral health benefit); and

          c. Title XIX eligible persons who are eligible only for family planning services under the SOBRA Extension Program or eligible only for Emergency Services Only Program.

     3. Eligible persons currently enrolled with a Contractor shall remain enrolled with the Contractor regardless of subsequent move out of that Contractor's GSA unless and until the enrolled person is transitioned to an ALTCS Contractor, other Contractor or service provider, as applicable, and such transfer occurs in accordance with the ADHS/DBHS and RBHA policies and procedures, prior to disenrollment.

     4. The Contractor shall use Non-Title XIX/XXI funding to provide covered services, based on the CPSA Summary of Benefits grid, the Service Prioritization Guidelines and consistent with other requirements of this Subcontract and RBHA policy. Contractor shall manage available funding to ensure that Non-Title XIX/XXI covered services are available on a continuous basis throughout the Contract Year.

E.   MEMBERSHIP DETERMINATION:

     1. General: Biweekly, the RBHA will distribute a member roster indicating eligibility and identifying information for all members assigned to the Contractor. The Contractor is responsible for the identification of Third Party Liability (TPL) payers and fund type assignment at point of intake, excluding SMI assignment. Contractor shall comply with Roster Reconciliation Procedures as established by the RBHA.

     2. Members are the responsibility of the Contractor effective the member's assignment date to the Contractor. The RBHA will provide notification of assignment within 48 hours of member's assignment date to the Contractor. Under no circumstances shall the Contractor be financially or clinically responsible for services provided to a member, pursuant to this Subcontract, prior to a member's assignment to the Contractor.

     3. Emergency: According to the policies, procedures, or protocols established by the RBHA, in the event of emergency, the Contractor will provide Covered Services to an individual prior to the Contractor's receipt of verification of membership as described in subsection 1. above. If it is impossible or impractical to obtain the verification in advance, such verification will be

Final Jun 6-01
Effective 7-01-01                   Page 27

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          provided by the RBHA within 24 hours of the commencement of the provision of Covered Services by the Contractor to such person. Under special circumstances, the RBHA may waive or extend such 24 hour period.

     4. Information: To the extent possible, the Contractor shall obtain and make available to the RBHA and, if necessary ADHS, any information that may be required by the RBHA or ADHS/DBHS in order to facilitate the verification of a person's status as a member for the provision of Covered Services by the Contractor.

F.   SERVICE AUTHORIZATIONS:

     1. Prior Authorization: The Contractor and its Subcontracted Providers shall comply with the RBHA prior authorization policies and procedures. Non-compliance with the RBHA prior authorization policies shall result in claim/encounter denial and/or sanctioning.

     2. Other Services: Except for the Fund Types and Covered Services indicated in paragraph F.1., above, Covered Services provided to assigned members do not require Notification of Authorization to the RBHA by Contractor for payment or encounter submittal.

     3. Emergency: Notwithstanding above and under policies and procedures established by the RBHA, the Contractor may commence the provision of Covered Services to a member in emergency circumstances and be paid hereunder. Emergency services do not need prior authorization and in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services.

     4. Conditions: The Contractor, upon compliance with the provisions of this Subcontract, shall be compensated based on the Program Funding Allocation outlined in Schedule III of this Subcontract for Covered Services to a person as and to the extent that the person is a member, enrolled under a specific Fund.

     5. Concurrent and Retrospective Review. The Contractor will comply with the RBHA policies and procedures governing Concurrent and Retrospective Review.

G.   REFERRALS:

     Except as specified in General Provision D.1., Eligibility and Scope of Services, the Contractor shall accept and act upon referrals and requests for Covered Services from eligible persons or their guardians, family members, AHCCCS acute care contractors PCPs, hospitals, courts, tribal governments, Indian Health Services, schools, or other state or community agencies. The Contractor and its Subcontracted Providers shall:

     1. Document all verbal, telephonic, and/or written referrals or requests for services;

     2. Ensure that all necessary information is received from the referral source, prior treatment agencies, the primary care provider and anyone else determined necessary; and

     3. Track timeliness of referral or request for services to service provision.

     The Contractor and its Subcontracted Provider shall ensure that all verbal, written or telephonic requests or referrals for services are promptly acted upon and responded to in accordance with the required appointment standards in General Provision M. Appointment Standards. The Contractor and its Subcontracted Providers shall communicate the disposition to the referral source in a timely manner.

Final Jun 6-01
Effective 7-01-01                   Page 28

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

H.   SCREENING AND TRIAGE:

     The Arizona Level of Functioning Assessment (ALFA) service level checklist must be completed on all adults and children at intake, every six (6) months thereafter for the duration of treatment, at disenrollment or closure and as mandated by ADHS/DBHS and RBHA policies and procedures. The ALFA provides an initial prediction of the eligible or enrolled person's intensity of need for treatment (including case management) services. The information on the service level checklist should be consistent with and supported by a current evaluation, progress notes, physician notes or other formal evaluation documents.

     The initial service level checklist must be completed by a Behavioral Health Professional. If subsequent ALFA service level checklists are completed by staff other than a Behavioral Health Professional, the RBHA and ADHS/DBHS Medical Directors shall review and approve the Contractor's privileging criteria for staff completing the checklists. The RBHA Medical Director will review requests and maintain documentation of all requests and approvals granted. Exceptions may be granted based on:

     1.   Availability of clinical staff (rural areas only);

     2.   Clinical appropriateness of plan;

     3.   Competency assessment or privileging;

     4.   Contractor's plan for clinical review of assessment data.

     If the checklist is completed by anyone other than a Behavioral Health Professional, a psychiatrist or psychologist must review 100% of the checklists completed for Title XIX and Title XXI enrolled persons. The Contractor shall monitor the accuracy of ALFA determinations and follow-up through case file review and/or the clinical supervision process on cases involving Title XIX or Title XXI members receiving case management or other medically necessary services at a frequency which is different than that predicted by the ALFA score.

     The Contractor shall ensure that all Title XIX and Title XXI eligible individuals who are referred for behavioral health services receive and evaluation within one week of referral. Screenings and/or evaluation for emergency referrals shall be accepted 24 hours per day, seven days per week and must be performed within 24 hours of referral or request for service for Title XIX and Title XXI eligible individuals. Service plans shall be developed and services shall be authorized and initiated within thirty (30) days from completion of the screening and/or evaluation for each Title XIX and Title XXI eligible individual as required by RBHA and ADHS/DBHS policies and procedures, rules and regulations.

I.   MEMBER ENROLLMENT:

     The Contractor shall ensure that all eligible persons who receive Covered Services are enrolled in the RBHA Information System in a timely manner and in accordance to RBHA policy.

     1. Eligible persons shall be immediately enrolled in the RBHA Information System when the Contractor or its Subcontracted Provider(s) delivers a Covered Service. In these situations, the effective date of the enrollment shall be no later than the date on which the first behavioral service was delivered, including crisis services.

     2. The Contractor shall ensure that complete, timely and accurate enrollment and assessment data is submitted to the RBHA in accordance to RBHA and/or ADHS/DBHS policy. The Contractor may be sanctioned for missing, incomplete, inconsistent or inaccurate data, in

Final Jun 6-01
Effective 7-01-01                   Page 29

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          accordance with RBHA and ADHS/DBHS policy and Appendix A, Uniform Terms and Conditions, Sanctions, of this Subcontract.

     3. Contractor shall provide all necessary intake enrollment information to RBHA. Information provided shall include demographic information, fund source, and any other information requested by the RBHA when the Contractor has completed a member intake. The RBHA shall provide enrollment information to the Contractor as made available to the RBHA. For adults, members shall be enrolled as General Mental Health or Substance Abuse effective the date of intake. For Children, members shall be enrolled effective the date of intake. The Contractor's failure to properly enroll members according to RBHA intake policies and procedures which result in services being provided to erroneously enrolled members will not be reimbursed by the RBHA and will be the responsibility of the Contractor.

     4. Application for SMI Determination shall occur during the intake process, when appropriate, in accordance with RBHA Policy and Procedure.

     5. The Contractor shall be responsible for verification of Title XIX and Title XXI eligibility and for notifying the RBHA about changes in status of Title XIX and Title XXI eligible persons. Loss of Title XIX or Title XXI eligibility is effective immediately upon death of the person, voluntary withdrawal from the program, or upon determination that the person is an inmate of a public institution.

     6. The Contractor shall also respond to inquiries from AHCCCS Acute Care contractors, their PCPs, ALTCS Program Contractors, service providers and eligible persons regarding specific information about eligibility for Title XIX and Title XXI and behavioral health coverage. Monday through Friday, 8:00 a.m. to 5:00 p.m., an eligibility verification unit will be equipped, staffed and maintained by ADHS/DBHS to access the on-line AHCCCS Recipient (member) File. The information contained on the ADHS Enrollment Verification Response Form shall be verbally provided and include the following: name of the member, eligibility category code, eligibility begin and end dates, Health Plan or Contractor's enrollment begin and end dates, RBHA enrollment begin and end dates. The Contractor shall ensure that Contractor staff and Subcontracted Providers utilize the ADHS/DBHS or the RBHA systems for eligibility and enrollment verification during regular business hours. Contractor making inquiries outside these hours may use the AHCCCS Communication Center for eligibility and enrollment inquiries.

     7. The Contractor and its Subcontracted Providers may use AHCCCS's contracted Medicaid Eligibility Verification Service (MEVS) to verify Title XIX and Title XXI eligibility and behavioral health coverage 24 hours a day, 7 days a week. Also available is the Interactive Voice Response (IVR) system, 24 hours a day, 7 days a week.

     8. The Contractor is responsible for determining potential eligibility for entitlements and for referring eligible and enrolled persons to the appropriate resource. At or prior to enrollment, the Contractor and its Subcontracted Provider(s) shall determine, based on individual/family income, if an eligible person is potentially Title XIX or Title XXI eligible. If an eligible person is identified as being potentially Title XIX or Title XXI eligible, the Contractor shall refer the eligible person to the ADES to complete Title XIX determination and enrollment procedures or to AHCCCS to complete Title XXI determination and enrollment procedures and shall assist in the completion of such procedures in conformity with ARS(S) 36-3408. Non-SMI persons refusing to complete a TXIX/TXXI application are responsible for a 100% copayment for services.

     9. The Contractor may not refuse to enroll an eligible person who is a Native American and who resides within the Geographic Service Area solely because the eligible person is also eligible for enrollment in a Tribal RBHA. However, the Contractor may refuse to enroll a Native

Final Jun 6-01
Effective 7-01-01                   Page 30

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          American Indian who the Contractor has verified is already enrolled with the Tribal RBHA. Should an enrolled person choose to transfer covered services from the Tribal RBHA to the Contractor, the RBHA and ADHS/DBHA Inter-RBHA Coordination policy shall be adhered to.

     10. Every enrolled member must be assigned to a Primary Clinician (PC) at time of enrollment and in accordance to RBHA policies and procedures.

J.   DISENROLLMENT:

     The Contractor and its Subcontracted Providers shall comply with all RBHA and ADHS/DBHS policies related to disenrollment.

     1. For enrolled persons who, based on the judgement of the assigned Primary Clinician, are at risk of relapse, impending or continuing decompensation, deterioration, or potential harm to self or others, the Contractor and its Subcontracted Providers shall make repeated attempts, including follow-up telephone calls and home visits, to re-engage enrolled persons who refuse services or who fail to appear for appointments.

          a. There shall be documented attempts to contact the person by phone or face-to face, in accordance with RBHA policy.

          b. For enrolled persons who meet the applicable criteria and cannot be re-engaged in service the Contractor shall ensure that court ordered evaluation and treatment procedures are appropriately utilized.

     2. For persons who are not at risk of relapse, decompensation, deterioration, or potential harm to self or others, documented attempts shall be made to re-engage the person, in accordance to RBHA policy if continued treatment is appropriate.

     3. If an enrolled person who is still in need of Covered Services must be disenrolled as a result of a change in age, a move out of area, Title XIX eligibility, or change in who is responsible to provide the Covered Services, the Contractor and its Subcontracted Providers shall assist the enrolled person to transition to another contractor or service provider prior to disenrollment. If the enrolled person is receiving psychotropic medications, the Contractor and its Subcontracted Providers shall ensure that an appropriate medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for thirty
          (30) days until an alternate provider has assumed responsibility of care of the enrolled person.

     4. The Contractor and its Subcontracted Providers shall cooperate when an enrolled person is to be transitioned between RBHAs, Contractors or service providers. This shall include identification of transiting members, provision of appropriate referrals, forwarding of the medical record and transferring responsibility for court orders, as applicable. For Title XXI members, this shall also include the tracking and reporting to the new provider of those services which count toward an annual limitation.

     5. When a person no longer requires Covered Services, or when repeated attempts to re-engage the person in accordance with I.1. above are unsuccessful, the person shall be disenrolled. The Contractor shall ensure that enrolled persons are disenrolled from the RBHA systems within sixty (60) days after the last service authorized or delivered.

     6. Required disenrollment and final assessment data must be submitted to the RBHA within five (5) working days, if paper submission, or ten
          (10) working days if electronically transmitted.

     7. The Contractor will have written policies governing its member disenrollment process which includes the requirement of prior written notice to members.

Final Jun 6-01
Effective 7-01-01                   Page 31

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

K.   INITIAL ASSESSMENTS:

     1.   All initial assessments shall be performed by staff who are:

          a. At minimum for Title XIX and Title XXI, a behavioral health professional and for Non Title XIX/TXXI members, a master's level in a related human service field, or a behavioral health professional, or a licensed behavioral health professional (psychiatrist, psychologist, registered nurse practitioner, registered nurse or physician assistant); and

          b. Trained, credentialed, and privileged in performing comprehensive assessments of all behavioral health disorders and initiation of necessary medical services must be within thirty (30) days of referral.

     2. By July 1, 2003, all initial assessments shall be performed by staff who have at minimum a master's level in a related human service field and are certified behavioral health professionals or licensed behavioral health professionals (psychiatrists, psychologists, registered nurse practitioners, registered nurses or physician assistants).

     3. The initial assessment shall include recommendations for services, including case management.

     4. The Contractor shall develop and implement privileging criteria that are inclusive of age-and population-specific competencies, subject to RBHA and ADHS/DBHS approval, for the performance of initial assessments.

     5. Upon completion of a thorough competency assessment of each individual who will perform initial assessments, the Contractor shall submit an Attestation of Privileges for each individual deemed competent.

     6. The Contractor shall comply with all RBHA initiatives to evaluate the capacity of the system of care with regard to availability of staff within the provider network eligible to provide intake services including, but not limited to:

          a.   responding to surveys;

          b.   tracking and maintenance of staff education and credentials; and

          c. participation in system-wide activities that would help to increase the number of qualified staff.

L.   DISCHARGE PLANS:

     The Contractor shall incorporate into its policy manual procedures for ensuring timely completion of discharge plans and closure forms, if applicable. When indicated by the Individual Service Plan or Treatment Plan, a member who no longer requires behavioral health services must be discharged by the Contractor and RBHA from the behavioral health system. When the member moves from one RBHA to another or is disenrolled from the system the Contractor or its Subcontracted Provider is responsible for completing a discharge summary. The Contractor must provide a copy of the discharge summary to the member's PCP and forward closure paperwork to the RBHA in accordance to RBHA policy.

M.   APPOINTMENT STANDARDS:

     The Contractor shall ensure, and require all Subcontracted Providers to ensure; that eligible and enrolled persons receive Covered Services in accordance with the following requirements:

Final Jun 6-01
Effective 7-01-01                   Page 32

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     1. Urgent appointments shall be provided for eligible and enrolled persons who, without prompt behavioral health attention, are at risk of decompensation, relapse, hospitalization, risk of harm to self or others, or at risk of loss of residence

          a. within 24 hours of referral or request for all enrolled persons and Title XIX and Title XXI eligible persons; and

          b. within 24 hours of referral or request for all other eligible persons to the extent possible and as funding allows.

     2.   Routine appointments shall be available:

          a.   for initial evaluation

               i. within seven (7) calendar days of referral or request for Title XIX and Title XXI eligible persons; and

               ii. within seven (7) calendar days of referral or request for all other eligible persons to the extent possible and as funding allows.

          b.   for the service following the initial evaluation, within seven
               (7) calendar days; and

          c. if psychiatric services are required, the first routine psychiatric visit within thirty (30) days of initial evaluation.

     3. The Contractor shall require its subcontracted transportation providers to schedule transportation to medically necessary services so that Title XIX/XXI enrolled persons arrive no sooner than one (1) hour before the appointment and do not have to wait more than one (1) hour after conclusion of the appointment for transportation home.

     4. The waiting time for an established appointment shall not exceed forty-five (45) minutes except when the service provider is unavailable due to an emergency. When an enrolled person's appointment is delayed or changed due to an emergency, the service provider shall attempt to notify the person prior to their appointment and ensure that timely follow-up occurs.

     5. The Contractor shall establish procedures to monitor the availability of appointments and disseminate appointment standards to enrolled persons and Subcontracted Providers.

N.   INDIVIDUAL SERVICE/TREATMENT PLANS:

     The Contractor shall ensure that Individual Service or Treatment Plans are developed in accordance to RBHA policies and procedures, and as required by the AHCCCS Rules, ADHS/DBHS policies and procedures, rules and regulations.

O.   CERTAIN TREATMENT ISSUES:

     1. The Contractor agrees to provide Covered Services to members in a manner consistent with the ISP or ITP developed for members by the Contractor.

     2. The Contractor shall immediately advise the RBHA when a member is no longer in need of, or eligible for, Covered Services, as referred to in the RBHA policies and procedures. Such advice may be oral, by electronic transmission or facsimile, or in writing. If oral, same shall be promptly confirmed by electronic transmission or facsimile or in writing. It is the mutual responsibility of the RBHA and the Contractor, to notify the other party, in writing or electronically on a daily basis, of new Contractor members, disenrolled Contractor members and re-enrolled Contractor members.

Final Jun 6-01
Effective 7-01-01                   Page 33

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. If the Covered Services include inpatient or residential treatment, no member receiving such services shall be discharged without a discharge plan.

     4. The Contractor shall, as a condition to the delivery of Covered Services to members and as a condition to payment therefore under this Subcontract, provide those members with such information and obtain from the member such authorizations and consents as ADHS/DBHS and/or the RBHA may determine appropriate.

P.   ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS)

     Contractor and its Subcontracted Providers agree to render covered services to all members regardless of acuity and including those who are diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) or who are HIV Infected. Such services shall be rendered in the manner consistent with and within all the compensation terms set forth herein.

Q.   ACTIVE TREATMENT AND CONTINUITY OF CARE (PRIMARY CLINICIAN)

     Active treatment and continuity of care includes information concerning case management, integrated treatment for co-occurring disorders and recovery support including psychosocial rehabilitation. ADHS/DBHS defines active treatment as "delivering and monitoring behavioral health services to ensure that they are effective in reducing behavioral heath symptoms, improving functioning and/or maintaining symptom remission and optimum functioning" (ADHS/DBHS Solicitation No. H0-001, page 12).

     1. The RBHA has designated the title "Primary Clinician" to identify the staff person to whom each enrolled member is assigned. The Primary Clinician is responsible for providing active treatment and/or ensuring that active treatment is provided.

     2. This assignment shall enhance coordination of care and identify a clear point of accountability. A ratio of 1 to 100 is preferred as the maximum number of enrolled members assigned to a Primary Clinician for Title XIX/XXI General Mental Health/Substance Abuse Adults, Children and persons with SMI.

     3. The Contractor shall utilize competent individuals to deliver the quality and quantity of care required by enrolled members. The Contractor shall ensure that members are correctly assessed and afforded the treatment indicated through those assessments.

     4. The Contractor shall ensure that the Primary Clinician provides active treatment or ensures that active treatment is provided to their assigned enrolled persons, as indicated by progress in:

          a.   Reducing or eliminating symptoms;

          b.   Improving function ; and/or

          c. Maintaining the enrolled person in symptom remission or optimum functioning.

          If there is no progress, the following shall occur:

          a.   Re-evaluation of diagnosis;

          b.   Revision of service plan or services delivered; and/or

          c.   Request or referral for clinical consultation.

     5. The Primary Clinician is also responsible to ensure that the following occur:

          a. Ongoing assessment of existing and emerging behavioral health needs;

Final Jun 6-01
Effective 7-01-01                   Page 34

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. Development, implementation and revision as needed of a service plan for active treatment and/or rehabilitation, with revision of service delivery based on progress towards or maintenance of behavioral health goals;

          c. Maintenance of complete and comprehensive behavioral health record of all covered services provided to the enrolled person and vocational services provided by RSA, in accordance with RBHA and ADHS/DBHS policy;

          d. Provision of covered services and/or referral to needed treatment, rehabilitative, supportive and ancillary services and emergency services, and referral to community resources;

          e. For members referred for or identified as needing on going psychotropic medications for a behavioral health condition, ensure the review of the initial assessment and treatment recommendations by a licensed medical professional with prescribing privileges;

          f. Provision of case management services and/or determination of the need for additional case management services to be delegated to a qualified clinician;

          g. Monitoring of behavioral health condition, and provision of intervention as needed;

          h. Ongoing collaboration with parents, guardians, family members, significant others, primary care provider, school, child welfare, juvenile or adult probation and/or parole, developmental disability provider, and other involved service providers, community and State agencies;

          i. Maintenance of continuity of care between inpatient and outpatient settings;

          j. Facilitation and coordination of transfer out of area, out of State, or to an ALTCS Contractor, as applicable and transfer of assessment, treatment and discharge recommendations to the member's primary care physician;

          k. Attempts to re-engage persons in service prior to disenrollment, as described in the RBHA and ADHS/DBHS disenrollment policies; and

          l. Development and implementation of transition, discharge and aftercare plans prior to discontinuation of behavioral health services.

     6. The Contractor shall develop and implement policies, procedures, privileging criteria and a monitoring process to ensure that:

          a. enrolled persons receive active treatment as described in Paragraph Q.5. above; and

          b. the responsibilities described in Paragraph Q.6. above are performed by clinicians who:

               i. are a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R9-20-306 and who has been deemed competent by the Contractor to perform this function based on education, experience, training, supervised practice and/or competency testing and who is credentialed and privileged in accordance with RBHA policy; or

               ii. are supervised by a Primary Clinician deemed competent by the Contractor to supervise these responsibilities based on education, experience, training, supervised practice and/or competency testing.

     7.   In Metropolitan Tucson the Primary Clinician shall be a:

Final Jun 6-01
Effective 7-01-01                   Page 35

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          a. Behavioral Health Professional as specified in A.A.C. Title 9, Chapter 21, or

          b.   Master's level professional in a related human services field, or

          c. licensed Behavioral Health Professional (Psychiatrist, Psychologist, Registered Nurse Practitioner, Registered Nurse or Physician Assistant).

     8. At minimum, the Primary Clinician must be a Psychiatrist or a Certified Psychiatric Nurse Practitioner if the enrolled person has one or more of the following:

          a.   Severe or psychotic psychiatric diagnosis, including:

               i.   Schizophrenia or Schizoaffective disorder

               ii.  Bipolar Disorder

               iii. Major Depressive Disorder, Recurrent, Severe or Major
                    Depressive Disorder with Psychotic Features

               iv.  Delusional Disorder

               v.   Psychotic Disorder, not otherwise specified, and

               vi.  Alcohol and other substance-induced psychotic disorders.

          b.   Is qualified for DD-ALTCS.

          c. Chronic or severe medical or neurological disorders requiring active medical management.

          d. And/or anyone else who in the judgement of the RBHA or the Contractor should be assigned to a medial professional.

     9. The Contractor shall ensure that each enrolled member receives orientation upon intake, including:

          a. The role of the Primary Clinician. The Primary Clinician must be identified by name, and in writing, and the responsibilities and expectations reviewed with the member.

          b.   Information regarding Member Rights.

          c. Responsibilities of the member in participating in the treatment process.

          d.   Covered Services.

          e. In writing, actions the member should take in case of a crisis situation or the need to contact the Primary Clinician during non-business hours.

     10. The Contractor shall notify members, in writing, of any changes to their assigned Primary Clinician. Notification to the RBHA of said change does not suffice as notification to the member.

R.   CASE MANAGEMENT:

     Case management is a supportive service to enhance treatment compliance and effectiveness. Case management services may be face-to-face or telephonic and can be provided by the Primary Clinician, or by another clinician who is:

     1. At minimum a Behavioral Health Professional as specified in A.A.C., Title 9, Chapter 20; or

     2.   At minimum a clinician

Final Jun 6-01
Effective 7-01-01                   Page 36

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          a. With a Bachelor's degree in human services field, a Bachelor's degree in any field with one (1) year of work experience in behavioral health service delivery, or high school diploma, GED or associate degree from an accredited community college and a combination of behavioral health education and work experience totaling a minimum of four (4) years; and

          b.   Who is supervised by a Behavioral Health Professional.

     3. The frequency and intensity of case management contact, like all other Covered Services, shall be based on diagnosis, acuity, functional level, capacity to benefit and availability of family or environmental support.

     4. Case management services shall be provided to children in accordance to all applicable IGA provisions.

     5. Case management services shall be provided to pregnant/parenting substance abusing women in accordance with SAPT Block Grant requirements.

     6. All Title XIX/XXI members, Children and persons with serious mental illness shall receive medically necessary case management services in sufficient scope, frequency and intensity to meet their behavioral health needs.

     7.   The following activities are included in case management:

          a.   Assistance in maintaining, monitoring and modifying Covered
               Services;

          b. Assistance in finding necessary resources other than Covered Services to meet basic needs;

          c. Communication and coordination of care with the enrolled persons' family (with appropriate consents), behavioral and general medical health care providers, community resources, and other involved State and community agencies and staff;

          d.   Engagement;

          e.   Follow-up of crisis contacts and missed appointments;

          f. Other activities as needed to enhance treatment compliance and effectiveness; and

          g.   Assistance in the assessment of independent living skills.

     8.   Case management activities do not include:

          a.   Service/treatment plan development;

          b. Administrative functions such as authorization of services and utilization review; and

          c. Other covered services listed in the CPSA Service Authorization Matrix.

     9. Services shall be available to case managed, enrolled members on a 24 hour per day/7 days per week basis that includes:

          a. A location that is available for face-to-face interaction with a qualified clinician;

          b. A methodology for each member to reach by telephone a qualified clinician; and

          c. An on-call system that will allow access to the member's record to coordinate clinical treatment.

     10. Case management services shall be provided and reported in accordance with RBHA and ADHS/DBHS policies and procedures.

Final Jun 6-01
Effective 7-01-01                   Page 37

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

S.   COORDINATION OF CARE:

     The Contractor shall collaborate with community and government agencies to coordinate the delivery of Covered Services with other services and supports needed by the enrolled person and their families, including but not limited to: general medical care; education; probation, parole, court services, services to the homeless, services for persons with developmental disabilities, the elderly, emergency medical services, child welfare, parks and recreation, religious institutions, housing and urban development, public health and safety services (including Emergency Medical Services, domestic violence services, fire, police, and sheriff) and vocational services.

     The Contractor shall support the participation of parents/primary caregivers, adolescents and children in the assessment and service planning process.

     The Contractor shall comply and require its Subcontracted Providers to comply, with all coordination requirements as established by the ADHS/DBHS from time to time, in addition to the specific requirements referenced below:

     1.   Schools/Local Educational Authorities:

          a.   The Contractor shall ensure that:

               i. Prevention, screening and early identification programs are delivered in or near school settings, and are provided in collaboration with local educational authorities;

               ii. Information and recommendations contained in the individual education plan (IEP) are considered in the development of the service plan for the enrolled person;

               iii. The Primary Clinician or clinician supervised by the PC participates with the school in development of the IEP to ensure that the most appropriate, least restrictive behavioral health services are recommended in the IEP;

               iv. If an IEP requires residential placement, the Contractor and/or its Subcontracted Provider shall comply with the fifteen (15) calendar day placement requirement; if placement is not made within the fifteen (15) calendar day time frame, the Contractor will immediately notify the IEP Team, ADE and ADHS/DBHS; and

               v. Transitional planning with the school occurs prior to and after discharge of an enrolled person from any out of home placement, including a residential treatment center to a local school authority.

     2.   Child Protective Services (ADES/ACYF):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the child welfare case plan are considered in the development of the service plan for the enrolled child, and that the ADES/ACYF case manager is invited to participate in the development of the service plan and all subsequent planning meetings;

               ii. All provisions of the DBHS/DES Operating Procedures Manual are followed; and

               iii. Subcontracted Providers coordinate, communicate and expedite behavioral health services to assist ADES in reducing the amount of time children spend

Final Jun 6-01
Effective 7-01-01                   Page 38

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    in the custody of the State and in finding permanent placement for children, according to requirements addressing the Model Court mandate.

     3.   Developmental Disabilities (ADES/DDD):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the Individual Program Plan developed by ADES, Division of Developmental Disabilities (DDD) staff are considered in the development of the service plan for the enrolled person and that the ADES/DDD staff involved with the enrolled person/child are invited to participate in the development of the service plan and all subsequent planning meetings; and

               ii. Persons with developmental disabilities who require psychotropic medication for the purpose of controlling, decreasing, or eliminating undesirable behaviors have service delivery plans for active treatment intended to produce remission of behavioral health signs and symptoms and achievement of optimal functioning, not merely management and control of unwanted behavior.

     4. Arizona Department of Corrections (ADC), Arizona Department of Juvenile Corrections (ADJC) Administrative Office of the Court (AOC), Juvenile and Superior Courts:

          a.   The Contractor shall ensure that:

               i. Information and recommendations contained in the probation or parole case plan are considered in the development of service plans for enrolled persons, and that probation or parole personnel involved with enrolled persons are invited to participate in the development of the behavioral health service plan and all subsequent planning meetings.

               ii. Upon referral or request, the Contractor or its Subcontracted Providers shall evaluate and participate in transition planning prior to the release of eligible children and adolescents from public institutions back into the community.

     5.   Jails:

          a.   The Contractor shall ensure:

               i. Screening and assessment services to individuals who are in jail and are suspected to have a serious mental illness; and

               ii. Continuity of care, discharge planning and timely sharing of information for enrolled persons with a serious mental illness who are in or are leaving the jail.

     6.   AHCCCS Health Plans:

          a. The Contractor and its Subcontracted Providers are responsible for the coordination of care with the AHCCCS Health Plans in accordance with the RBHA and ADHS/DBHS policies.

          b. To the extent permitted by law, the Contractor and its Subcontracted Providers shall ensure timely sharing of information with the medical Primary Care Provider (PCP) for the enrolled persons who are enrolled in an AHCCCS Health Plan, including but not limited to:

Final Jun 6-01
Effective 7-01-01                   Page 39

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               i.   Notification of receipt of referral;

               ii. The name, address, telephone, and fax number of the assigned behavioral health Primary Care Clinician;

               iii. Sufficient information to allow for the coordination of behavioral health services with the general medical care provided by the PCP, consistent with the RBHA and ADHS/DBHS requirements. At a minimum, the PCP should be notified in the following circumstances:

                    . Initiation and significant changes in psychotropic medications and significant adverse reactions

                    . Results of relevant laboratory, radiology and other tests

                    .    Emergency/crisis admission or events

                    .    Discharge from an inpatient setting

                    .    Disenrollment from ADHS/DBHS or the RBHA

                    .    Initial assessment and treatment recommendations

                    . Any other events requiring medial consultation with the enrolled person's PCP.

          The Contractor must adhere to confidentiality guidelines pursuant to 42 C.F.R. 431 and A.R.S. 36-509. Unless prescribed otherwise in federal regulations or statute, it is not necessary for the Contractor or its Subcontracted Providers to obtain a signed release form in order to share behavioral health related information with the PCP or AHCCCS Health Plan.

          The Contractor will ensure that consultation services are made available to health plan PCP's and describe how to access such services, including methods to initiate a referral for ongoing behavioral health services. Eligible persons with diagnoses of depression, anxiety or attention deficit hyperactivity disorder who are currently being treated by the Contractor's physician may be referred back to the PCP for ongoing care only after consultation with the enrolled person's PCP and with the person/person's guardian. Upon request, the Contractor or its Subcontracted Providers shall inform PCPs about the availability of resource information regarding the diagnosis and treatment of behavioral health disorders.

          a. The Contractor and its Subcontracted Providers shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the Primary Care Provider in cases involving medical conditions and/or medication interactions that pose a risk of harm to the enrolled person.

          b. The Contractor and its Subcontracted Providers shall inform all enrolled persons of the nature and extent of the treatment information that will be shared with the primary care provider to coordinate care.

          c. The Contractor and its Subcontracted Providers shall provide psychiatric consultation services for AHCCCS primary care providers who wish to prescribe psychotropic medications within their scope of practice. These services shall include:

               i. Upon the request of the Primary Care Provider, direct access to psychiatrists (or other behavioral health providers, if applicable);

               ii. Provision of recommendations to the Primary Care Provider by the psychiatrist:

Final Jun 6-01
Effective 7-01-01                   Page 40

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    . Regarding the Primary Care Provider's management of the eligible person's behavioral health condition; and

                    . Regarding behavioral health services that should be performed through the Contractor or a Subcontracted Provider in addition to psychotropic medication management by the primary care provider, or

                    . That ongoing management should be performed through the Contractor or Subcontracted Provider, based on the severity or complexity of the eligible persons' behavioral health condition; and

               iii. Provision of information to AHCCCS Health Plans about how to access these services.

          d. The Contractor and its Subcontracted Providers shall cooperate with the RBHA, ADHS/DBHS and AHCCCS in implementing and complying with any additional policies and procedures established for monitoring and improving communication between acute care and behavioral health contractors and subcontractors.

     7.   Other General Medical and Dental Providers:

          To the extent permitted by law and to the extent that funding is available, the Contractor and its Subcontracted Providers:

          a. Shall ensure coordination of covered services with general medical care for Non-Title XIX/XXI enrolled persons;

          b. Shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the primary care provider in cases involving medical conditions and/or medication interactions that pose a risk of harm; and

          c. Are encouraged to develop collaborative relationships with other medical and dental providers, including Federally Qualified Health Centers, to facilitate referrals and to coordinate provision of general medical, dental and behavioral health care.

     8.   Arizona State Hospital/Inpatient Facilities:

          Recognizing the limited bed availability at ASH and the need to treat individuals in the least restrictive setting, the Contractor shall collaborate with local stakeholders to assure appropriate placement and diversion whenever possible.

          a. The Contractor shall ensure coordination, continuity of care and prompt discharge planning for eligible and enrolled persons admitted to ASH, through identification of an ASH Liaison, whose duties shall include:

               i.   Diversion of potential admissions from ASH.

               ii. Coordination of the admission process with the ASH Admissions Office.

               iii. Participation in ASH treatment and discharge planning;
                    through attendance at Inpatient Treatment and Discharge Plan
                    (ITDP) staffings in person or by phone at least monthly.

               iv. Provision of available clinical and medical record information upon or shortly after admission.

Final Jun 6-01
Effective 7-01-01                   Page 41

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               v. Any other requested communication and/or collaboration with ASH, including but not limited to:

                    .    compliance with RBHA policies and procedures;

                    . attendance at the ASH Social Worker/RBHA monthly meeting by phone or in person; and

                    .    compliance with ASH performance indicators.

          b. The Contractor shall maintain sufficient staff to meet the following requirements:

               i. attendance at the Master ITDP staffing and subsequent staffings;

               ii. regular contact (at least every 30 days) with members in ASH; and

               iii. collaboration on the member's discharge from ASH.

          c. Distribution of the ASH community placement funding is dependent upon meeting the required thresholds of the specific criteria for the performance indicators developed by ADHS/DBHS in conjunction with the RBHAs and other indicators developed by CPSA and its At-Risk Providers. The criteria are based on meeting the targeted census cap, discharge within 60 days of placement on the "discharge ready list" and restriction of re-admission within 6 months.

     9.   Transfers or Closures from CPSA Services:

          a. If the enrolled member is receiving prescribed psychiatric medications at the time of transfer or closure, the referring provider shall ensure that the prescribing professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications until the receiving provider has assumed responsibility for care of the member.

          b. A packet of clinical information must be made available to the agency accepting responsibility for a member transferred from the RBHA for the transfer to be complete and the closure in effect.

T.   NOTICE OF DENIAL/REDUCTION/SUSPENSION/TERMINATION OF SERVICES:

     The Contractor shall comply with the Notice requirement policies and procedures established by AHCCCS, ADHS/DBHS and the RBHA whenever Covered Services are denied, reduced, suspended or terminated:

     1.   With respect to all eligible and enrolled persons:

          a. The Contractor and its Subcontracted Providers shall use the notice forms as prescribed by ADHS/DBHS policy and procedures.

          b. The Contractor shall follow appropriate clinical practice when denying, reducing, suspending or terminating covered services.

          c. Requests for admission or continued stay in an Acute Inpatient Hospital, Inpatient Psychiatric Hospital, Inpatient Psychiatric Facility for persons under 21 years of age or Institution for Mental Disease for persons 65 years of age or older may be denied only by the Contractor's Medical Director or delegated psychiatrist.

     2.   With respect to Title XIX and Title XXI eligible and enrolled persons:

          a. The Notice form prescribed by ADHS/DBHS shall be used to provide Title XIX and Title XXI eligible and enrolled persons prior written notice of a reduction, suspension

Final Jun 6-01
Effective 7-01-01                   Page 42

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               or termination of a prior authorized Title XIX or Title XXI covered service and such actions when based on utilization review.

          b. The Contractor shall also comply with the notice, continuation of benefits and appeals process requirements specified in 42 CFR
               431.200 et seq.; A.A.C. R9-22-516, and further described in Members' Rights and Responsibilities in A.A.C. R9-22, Article 13; A.A.C. R9-31, Article 13; AHCCCS Rules; ADHS/DBHS and RBHA Policy and Procedures.

     3. With respect to persons who are SMI or who request services as a person who is SMI:

          a. A person who requests services as a person who is seriously mentally ill shall receive a specific Notice form prescribed by ADHS/DBHS for that purpose following a determination that the person is not seriously mentally ill.

          b. When covered services to an enrolled person who has been determined to be seriously mentally ill are modified, suspended or terminated, the enrolled person shall receive a specific Notice form prescribed by ADHS/DBHS for that purpose, including notice of the right to appeal, in accordance with A.A.C. Title 9, Chapter 21 (currently R9-21-315).

          c. Covered services to an enrolled person who has been determined to be seriously mentally ill shall be continued pending the resolution of any appeal.

U.   BEHAVIORAL HEALTH RECORDS:

     The Contractor shall ensure, and through the terms of each subcontract require all Subcontracted Providers to ensure, that the behavioral health records of enrolled persons created or maintained by the Contractor and its Subcontracted Providers are maintained in a detailed, comprehensive and timely manner which conforms to good professional practice, permits effective professional review and audit and facilitates prompt and systematic retrieval of information and follow-up treatment.

     1. Behavioral health records must be legible, signed and dated by all responsible parties and the assigned staff member.

     2. Upon request, and pursuant to the attending physician's determination that release is not contraindicated, the Contractor shall provide, and shall require Subcontracted Providers to provide, one copy per year of the behavioral health record free of charge to the eligible or enrolled person or legal guardian.

     3. The Contractor shall ensure and require Subcontracted Providers to ensure that the Primary Clinician forwards, within ten (10) working days from receipt of request for transfer, all behavioral health records or copies thereof to the new behavioral health provider.

     4. The Contractor shall maintain and require all Subcontracted Providers to maintain behavioral health records as confidential, consistent with Federal and State law, ADHS/DBHS, and RBHA policy and in accordance with Appendix A, Uniform Terms and Conditions, Confidentiality, of this Subcontract.

     5. The Contractor shall ensure and require its Subcontracted Providers to ensure that each behavioral health record contains consent to treat forms, signed by the enrolled person or guardian.

     6. The Contractor shall ensure and require its Subcontracted Providers to ensure that each behavioral health record includes permission for the RBHA, ADHS/DBHS, AHCCCS, HCFA and their consultants to access information and records maintained by the Contractor and/or

Final Jun 6-01
Effective 7-01-01                   Page 43

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          its Subcontracted Providers concerning the provision of Covered Services under this Subcontract.

     7. The Contractor shall establish written policies, procedures and standards for documentation in the behavioral health record consistent with the requirements of this Subcontract, the ADHS/DBHS Policies and Procedures Manual, the A.A.C., Title 9, Chapter 20 and 21, and RBHA policies and procedures. These policies, procedures and standards shall be distributed, implemented, monitored and enforced by the Contractor to ensure compliance by the Contractor's employees, agents, and Subcontracted Providers.

     8. Behavioral health records shall conform to the requirements of the AHCCCS Medical Policy Manual. ADHS/DBHS, AHCCCSA or its designees may inspect such records at any time during regular business hours at the offices of ADHS, providers, hospitals or other service providers.

V.   TRANSITION OF TITLE XIX AND TITLE XXI ENROLLED PERSONS

     To ensure that Title XIX and Title XXI enrolled persons who need behavioral health services receive them, the Contractor shall cooperate when a transition from one entity to another, RBHA or AHCCCS acute care contractor or ALTCS program contractor, becomes necessary. This shall include identification of transitioning members, provision of appropriate referrals and forwarding of the medical record. For Title XXI enrolled persons, this transition shall include the tracking and reporting to the new contractor of those services which count toward an annual limitation.

W.   OUTREACH:

     The Contractor shall provide outreach activities designed to inform eligible and enrolled persons of the availability of behavioral health services and shall design and implement outreach activities to encourage enrolled persons who refuse services or who fail to keep appointments to resume receiving clinically appropriate behavioral health services. The Contractor shall design and implement outreach tailored to the special characteristics of the population served under the terms of this Subcontract, including but not limited to:

     1.   Geographic or social isolation;

     2.   Serious and persistent mental illness;

     3.   Homelessness;

     4.   Language barrier;

     5.   Visual and auditory impairment;

     6.   Developmental, medical or physical disabilities;

     7.   Infancy and early childhood;

     8.   Old age;

     9.   Adult or juvenile criminal justice involvement;

     10.  Non-dominant culture and ethnicity;

     11.  Poverty;

     12.  Injection drug use;

     13.  Pregnancy and/or presence of dependent children; and

Final Jun 6-01
Effective 7-01-01                   Page 44

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     14.  Involvement with child protective services.

     The Contractor and its Subcontracted Providers shall ensure that it will actively participate in outreach activities to Title XIX and Title XXI members in high risk groups, including but not limited to the homeless, seriously mentally ill members, members with co-morbid medical and behavioral heath disorders and substance abusing pregnant women.

     Upon request, the Contractor shall conduct outreach and disseminate information to the general public, other human services providers, school administrators and teachers and other interested parties regarding behavioral health services available to Title XIX and Title XXI eligible or enrolled persons.

X.   QUALITY ASSURANCE/UTILIZATION REVIEW:

     1. The Contractor shall comply with the utilization management and quality management plans, activities and policies and procedures of the RBHA, ADHS, AHCCCS, and appropriate federal regulations. The RBHA agrees to provide the Contractor written notice of the implementation of all utilization management and quality management and improvement standards, plans, activities and policies and procedures of the RBHA. The Contractor will not be sanctioned for failure to comply with changes in all utilization management and quality management/ improvement standards, plans, activities and policies and procedures until thirty (30) days after receipt of written notification of such changes unless these changes are externally mandated by Federal, State or AHCCCS requirements or intended to comply with those requirements.

     2. The Contractor shall provide for an ongoing program that objectively and systematically monitors and evaluates the quality and appropriateness of care to members and includes a process for improving care to members and resolving identified problems. The Utilization Management Plan will include specific language to address adverse decisions based on medical necessity and the process for notification to the member and Subcontracted Provider of intended actions related to the adverse decision. The Contractor agrees to submit utilization data in accordance with the RBHA's policies and procedures. The format for submission of the reports is designated by the RBHA's Utilization Management Procedure.

     3. For those Contractors furnishing inpatient care or a JCAHO or CARF approved residential program, the Contractor is required to comply with ADHS/DBHS policy requirements for Quality Assurance. For all other services, the Contractor shall, as nearly as practicable, adopt, maintain and observe quality assurance and utilization review plans that conform to nationally accepted accreditation standards of JCAHO. The specific federal and AHCCCS compliance activities include:

          a. Certification of Need for children who apply for Title XIX/XXI eligibility after admission. A certification of need is performed by the team developing the plan of care; and must be completed and signed by a physician.

          b. Development of and performance of services based on a plan of care in accordance with 42 CFR 441.154 to 156;

          c. Development and implementation of utilization management plans and committees in accordance with 42 CFR 456.100 to 129 and
               456.200 to 213;

          d. Completion of Medical Care Evaluation Studies according to instructions from ADHS/DBHS.

Final Jun 6-01
Effective 7-01-01                   Page 45

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     4. The Contractor agrees to participate in and be evaluated in accordance with the Quality Management and Utilization Management Plan established by the RBHA, as described in the RBHA policies and procedures. The RBHA agrees to provide the Contractor written notice of any changes to the Quality Management and Utilization Management Plan. The RBHA requires the Contractor to develop quality management and utilization management requirements in accordance with the RBHA Quality Management and Utilization Management Plan requirements.

     5. Evaluation tools/outcome indicators to be used by the RBHA may include, but are not restricted to the following: 1) satisfaction surveys; 2) inpatient or residential treatment readmissions within thirty (30) days of prior discharge; 3) levels of functioning; 4) critical incidents; and, 5) provider profiling. If the Contractor's performance falls short of the standards or goals of such evaluation tools/outcome indicators, the Contractor shall implement those measures and such others as may be required by the RBHA and shall provide to the RBHA such information pertaining to the implementation of those measures as may be required by the RBHA. Failure to correct any such deficiencies may result in a default hereunder.

     6. As a component of quality management, Medical Care Evaluation (MCE) Studies of inpatient facilities are required under 42 CFR Part 456. The purpose of MCE studies is to promote the most effective and efficient use of available facilities and services consistent with the enrolled person's needs and professionally recognized standards of care. MCE studies emphasize the identification and analysis of patterns of care and suggest appropriate changes needed to maintain consistently high quality care and effective and efficient use of services. In the development, management and monitoring of the provider network, the RBHA shall require inpatient facilities (including inpatient hospitals, inpatient psychiatric facilities for persons under the age of 21 and IMDs) to conduct MCE studies which meet the requirements of 42 CFR Part 456.

     7. The Contractor shall participate in other required quality management activities, including but not limited to, an Annual Independent Quality Evaluation, Standard Case Review, Member Satisfaction Survey and other activities that may be required from time to time by the RBHA, ADHS/DBHS or AHCCCS.

     8. The Contractor and its Subcontracted Providers shall comply with and implement the RBHA endorsed best practice guidelines. The Contractor shall comply and ensure its Subcontracted Providers comply with guidelines pertaining to competence in linguistically and culturally appropriate practices.

Y.   PERFORMANCE:

     1. Measurement: The Contractor accepts, as a measurement of performance under this Subcontract, those outcome indicators required in General Provision X., Quality Assurance and Utilization Review.

     2. Reviews: The RBHA may conduct or cause to be conducted financial, program, service and/or organizational reviews. The Contractor agrees to cooperate with all requests for information, all on-site monitoring activities, and requirements for corrective action plans by the RBHA.

Z.   FEDERAL BLOCK GRANT REQUIREMENTS:

     1. For those Contractors receiving Federal Block Grant fund types as specified in Schedule III, Program Funding Allocation, (Risk-based Non-Title XIX Case Rate contains Federal Block Grant fund types), agree to establish accounting and program procedures which ensure

Final Jun 6-01
Effective 7-01-01                   Page 46

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          compliance with Federal Block Grant legislation, ADAMHA Reorganization Act, P.L. 102-321, Section 201 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x, et. seq.) as amended July 10, 1992. Federal funds authorized under the ADAMHA Block Grant Program, including a Community Mental Health Services Block Grant and the Substance Abuse Prevention and Treatment (SAPT) Block Grant, may not be used for the following:

          a.   To provide inpatient hospital services;

          b.   To make cash payments to intended recipients;

          c. To purchase or improve land, purchase, construct or permanently improve (other than minor remodeling) any building or facility;

          d.   To purchase major medical equipment;

          e. To satisfy any requirements for the expenditure of non-federal funds as a condition for the receipt of federal funds;

          f. To provide financial assistance to any entity other than a public or non-profit private entity;

          g. To carry out any program of distributing sterile needles for the hypodermic injection of any illegal drug;

          h. To carry out any testing for the etiologic agent for acquired immune deficiency syndrome unless such testing is accompanied by appropriate pre-testing counseling and appropriate post-test counseling (SAPT only).

          i. To pay the salary of an individual, through a grant or other extramural mechanism, at a rate in excess of $125,000 per year; and

          j. To purchase treatment services in penal or correctional institutions of the State of Arizona.

     2.   The Contractor further agrees to:

          a. Ensure that block grant funds are accounted in a manner that permits separate reporting for Mental Health and Substance Abuse Services.

          b. Ensure delivery of services and submit information relative to those services (in writing if requested and in a manner prescribed by the RBHA or ADHS) regarding a Community Mental Health Services Block Grant including services rendered, individuals served and expenditures and the Substance Abuse Prevention and Treatment (SAPT) Block Grant including services and expenditures. This information, subject to audit, shall be retained by the RBHA as documentation of compliance with program requirements.

          c. Ensure delivery of services and submit information relative to those services (in writing and in a manner prescribed by the RBHA and/or ADHS), regarding certain SAPT Block Grant allocation specifications (i.e. "set-asides") including services rendered, individuals served and expenditures for the following allocations:

               i.   Alcohol Abuse Treatment services

               ii.  Drug Abuse Treatment services

               iii. Primary Prevention services

               iv.  Pregnant women/women with dependent children

               v.   HIV/AIDS Early Intervention services

Final Jun 6-01
Effective 7-01-01                   Page 47

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. Monthly Wait List - The Contractor shall submit in a Monthly Priority Admission Report, a monthly count of pregnant women and injection drug users waiting for placement in substance abuse treatment. At a minimum, the waiting list shall include:

          a. A unique identifier for each pregnant women and injection drug abuser seeking treatment;

          b. Date each pregnant women and injection drug abuser put on a wait list and receiving interim services; and

          c. Existing capacity and utilization by pregnant/substance using women.

     4.   Pregnant Substance Abusing Women and Women with Dependent Children:

          a. The Contractor shall ensure access to substance abuse treatment and aftercare services funded by SAPT Block Grant is prioritized according to the following list:

               i.   Pregnant injecting drug users;

               ii.  Pregnant substance abusers;

               iii. Other Injecting drug users; and

               iv.  All others.

          b. The Contractor shall ensure and require its Subcontract Providers to ensure that:

               i. Each pregnant woman who requests and is in need of substance abuse treatment is admitted within 48 hours. If capacity is unavailable the pregnant woman shall be referred to another Contractor for placement; and if no capacity within the Geographic Service Area, the RBHA shall be notified; and

               ii. Each pregnant woman not receiving an admission within 48 hours is provided with interim services, including, at minimum, referrals for prenatal care, education/interventions with regard to HIV, tuberculosis and the effects of alcohol and other drugs on the fetus.

          c. Contractors who serve women under the terms of this Subcontract shall provide directly or through a subcontract arrangement or referral the following services for pregnant women and women with dependent children:

               i.   Metropolitan Tucson:

                    Specialty programs which provide

                    .    Primary medical care (women);
                    .    Primary pediatric care (children);
                    .    Gender-specific substance abuse treatment (women);
                    .    Therapeutic interventions for children;
                    .    Child care;
                    .    Case management (women); and
                    .    Transportation.

               ii.  All other Areas:

                    Specialized practices, which are uniform throughout the service region and provide access to primary medical and prenatal care, gender-specific interventions and treatment for substance abuse/dependence disorders, and supportive services including childcare.

Final Jun 6-01
Effective 7-01-01                   Page 48

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          d. No individual may be denied services solely based on medical condition.

     5.   Injection Drug Users:

          a.   The Contractor shall ensure:

               i. Notification is provided to the RBHA of any substance abuse treatment program that has reached 90% of its capacity to admit injection drug users. Notification shall be provided to the RBHA within five (5) days of reaching said capacity;

               ii. Each individual who requests and is in need of treatment for injection drug abuse is admitted to a program of such treatment no later than:

               iii. 14 days after making the request for admission, or

               iv. 120 days after the request, if no program has capacity to admit the individual, and, if interim services are offered within 48 hours of the request for treatment.

               v. Interim services shall minimally include education/interventions with regard to HIV and tuberculosis and the risks of needle-sharing and shall be offered within 48 hours of the request for treatment; and

     6.   Tuberculosis Screening and Referral

          a. The Contractor receiving SAPT Block Grant funding for treatment services:

               i. Implements tuberculosis, infection control procedures as established by the ADHS;

               ii. Routinely provides Tuberculosis risk assessment and conducts or offers referrals for Tuberculosis (TB) testing, evaluation and treatment; and

               iii. Ensures that interim services provided to pregnant/parenting substance abusing women and injection drug users routinely include TB risk assessments, evaluation and treatment.

AA.  AHCCCS BEHAVIORAL HEALTH SERVICES GUIDE

     The Behavioral Health Services Guide outlines AHCCCS requirements regarding coverage of behavioral health services provided to Title XIX and Title XXI members. The guide provides information regarding the definition of Covered Services and inpatient behavioral health settings. The following provisions regarding general service specifications and limitations apply to all Title XIX and Title XXI services:

     1.   Service provided must be medically necessary;

     2. Services must be provided by a service provider registered with AHCCCS;

     3. Service providers, as appropriate, must contract with a RBHA or tribal government; and

     4. Service providers must not charge, submit a claim or otherwise collect payment from a member for any Covered Services except to collect authorized co-payments or payment for additional services (refer to Section C., General Requirements, Paragraphs 12 and 14; Copayments and Provider Claims Time Limits)

Final Jun 6-01
Effective 7-01-01                   Page 49

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

BB.  SPECIAL PROVISIONS:

     Special provisions pertaining to this Subcontract are appended hereto as
     Schedule I. In the event and to the extent that such special provisions are inconsistent with any other provisions of this Subcontract, such Special Provisions shall govern.

CC.  APPENDICES/SCHEDULES/ATTACHMENTS:

     This Subcontract includes and incorporates by reference the following:

     1.   Appendices:

          a.   Appendix A: Uniform Terms and Conditions

          b.   Appendix B: Minimum ADHS/DBHS Contract (Subcontract) Provisions

     2.   Schedules:

          a.   Schedule I: Special Provisions

          b.   Schedule II: Scope of Work

          c.   Schedule III: Program Funding Allocation

          d.   Schedule IV: Fiscal Agent

          e.   Schedule V: Contract Deliverables

     3.   Attachments:

          a.   Attachment 1: Covered Services

          b.   Attachment 2: Summary of Benefits

               i.   Pima County - GSA 5

          c.   Attachment 3: Geographic Subdivisions in GSA 5

          d.   Attachment 4: CPSA Service Authorization Matrix

          e. Attachment 5: Title XXI Behavioral Health Services and Benefit Coverage

          f.   Attachment 6: Reconciliation Period

          g.   Attachment 7: Contractor Service Site Locations

          h.   Attachment 8: Independent Practitioners

          i.   Attachment 9: Arnold v. Sarn Provisions

Final Jun 6-01
Effective 7-01-01                   Page 50

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

DD.  ENTIRE AGREEMENT:

     This Subcontract and its appendices, schedules, and attachments, including all amendments and modifications incorporated by reference, shall constitute the entire agreement between the parties, and supersedes all other understandings, oral or written.

EE.  BINDING EFFECT:

     This Subcontract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     ---------------------------------------------------------------------------------
     RBHA:                   Community Partnership of Southern Arizona
                             ---------------------------------------------------------
     Signature:
                             ---------------------------------------------------------
     Print Name and Title:   Neal Cash, Chief Executive Officer
                             ---------------------------------------------------------
     Date:
     ---------------------------------------------------------------------------------
     Contractor:             The Providence Service Corporation
                             ---------------------------------------------------------
     Signature:
                             ---------------------------------------------------------
     Print Name and Title:   Boyd Dover, President, The Providence Service Corporation
                             ---------------------------------------------------------
     Date:
     ---------------------------------------------------------------------------------
     Signature:
                             ---------------------------------------------------------
     Print Name and Title:   Mary J. Shea, President, Providence of Arizona, Inc.
                             ---------------------------------------------------------
     Date:
     ---------------------------------------------------------------------------------

Final Jun 6-01
Effective 7-01-01                   Page 51

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                   APPENDIX A
                           UNIFORM TERMS & CONDITIONS

A.   APPLICABLE LAW:

     1. Arizona Law: The law of Arizona applies to this Subcontract including, where applicable, the Uniform Commercial Code as adopted by the State of Arizona.

     2. Arizona Procurement Code: The Arizona Procurement code, Arizona Revised Statutes ("A.R.S.") Title 41, Chapter 23, and its implementing rules, Arizona Administrative Code ("A.A.C.") Title 2, Chapter 7, are a part of this Subcontract as if fully set forth in it.

     3. Implied Contract Terms: Each provision of law and any terms required by law to be in this Subcontract are a part of this Subcontract as if fully stated in it.

     4. Contract Order of Precedence: In the event of a conflict in the provisions of the Subcontract as accepted by the State, the following shall prevail in the order set fort below:

          a.   Appendix A, Uniform Terms & Conditions;

          b.   Program requirements and specifications; and

          c.   Exhibits

B.   CHOICE OF FORUM:

     The parties agree that jurisdiction over any action arising out of or relating to this Subcontract shall be brought or filed in a court of competent jurisdiction located within the State of Arizona subject to compliance with applicable grievance and appeals procedures.

C.   DISSEMINATION OF INFORMATION:

     Upon request, the Contractor shall assist the RBHA in the dissemination of information prepared by the ADHS/DBHS, AHCCCS or the Federal government, to its enrolled population. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials which are produced by the Contractor and refer to covered services shall state that such services are funded under Subcontract with ADHS and AHCCCS.

D.   REQUESTS FOR INFORMATION:

     The ADHS/DBHS may, at any time during the term of this Subcontract, request financial or other information from the RBHA, who in turn may request information related to this Subcontract from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

E.   RECORDS:

     Contractors that submit cost or pricing data shall maintain books and records that reflect the cost or pricing data under this Subcontract and shall reflect this Subcontract's services and expenditures. The Contractor shall submit budgets, cost and expense reports and shall participate in cost finding activities as may be required by the RBHA.

     1.   The Contractor further agrees:

          a. To submit all reports and documents related to the performance of this agreement as specified in this Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 52

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. To preserve and make available to the RBHA and ADHS and their auditors all records related to the performance of this agreement for a period of five years from the date of final payment under this Subcontract and for such period as is required by any other paragraph of this Subcontract, including the following:

          c. If this Subcontract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

          d. Records that relate to disputes, litigation or the settlement of claims arising out of the performance of this Subcontract or to cost and expenses of this Subcontract to which exception has been taken by the RBHA or ADHS shall be retained by the Contractor until such appeals, litigation, claims or exceptions have been finally resolved.

F.   REQUIREMENT RELATING TO MERGER, REORGANIZATION AND OWNERSHIP CHANGE:

     A merger, reorganization or change in ownership of a Contractor which is related to or affiliated with the provider shall constitute a subcontract amendment and shall require prior approval of the RBHA, which approval shall not be unreasonably denied.

G.   AUTHORITY:

     This Subcontract is issued under the authority of the RBHA Administrator who signed this Subcontract. Changes to the Subcontract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized RBHA employee or made unilaterally by the Contractor are violations of the Subcontract and of applicable law. Such changes, including unauthorized written Subcontract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this Subcontract based on those changes.

H.   CONTRACT INTERPRETATION AND AMENDMENT:

     1. No Parole Evidence: This Subcontract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any terms used in this document.

     2. No Waiver: Either party's failure to insist on strict performance of any term or condition of the Subcontract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the nonconforming performance knows of the nature of the performance and fails to object to it.

     3. Written Subcontract Amendments: The Subcontract shall be modified only through a written Subcontract amendment within the scope of the Subcontract signed by the Chief Executive Office on behalf of the RBHA; however, written amendment to this Subcontract shall not be required for:

          a. funding source(s) changes by the RBHA when the amount of the Subcontract remains unchanged; or

          b. funding source(s) transfers by the RBHA when the amount of the Subcontract remains the same.

          The RBHA shall give written notice to the Contractor of Subcontract funding source(s) changes or transfers within 30 days following the effective date thereof, including any changes in program requirements.

Final Jun 6-01
Effective 7-01-01                   Page 53

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

I.   COMPUTATION OF TIME:

     Unless a provision of this Subcontract explicitly states otherwise, periods of time referred to in this Subcontract shall be computed as follows:

     1. When the period of time called for in this Subcontract is 10 or fewer days, then intermediate Saturdays, Sundays and legal holidays shall be excluded.

     2. When the period of time called for in this Subcontract is 11 or more days, then intermediate Saturdays, Sundays and legal holidays shall be included.

     3. In all cases, the first day shall be excluded and the last day included, unless the last day is a Saturday, Sunday or legal holiday, and then it is also excluded.

J.   SEVERABILITY:

     The provisions of this Subcontract are severable. Any term or condition deemed illegal or invalid shall not affect any other term or condition of the Subcontract.

K.   CONTRACTOR AS INDEPENDENT CONTRACTOR:

     The parties hereto agree that the Contractor is an independent Contractor in the performance of this Subcontract and is not by reason of this Subcontract an officer, employee or agent of the RBHA or the State.

L.   ASSIGNMENT AND DELEGATION:

     The Contractor shall not assign any right nor delegate any duty under the Subcontract without the prior written approval of the RBHA and ADHS.

M.   INDEMNIFICATION AND INSURANCE:

     Nothing in this Subcontract shall be interpreted to modify, impair, destroy or otherwise affect any common law or statutory right to indemnity or contribution that any party to this Subcontract may have against any other party relative to any incident arising out of the performance of this Subcontract.

     1. The Contractor shall at all times, and shall ensure that its Subcontracted Providers at all times, indemnify, defend and save harmless the RBHA, the State and any of their agents, officials and employees (the "Indemnified Parties") from any and all claims, demands, suits, actions, proceedings, loss, cost and damages of every kind and description including any attorneys' fees and litigation expenses brought or made against or incurred by any of the Indemnified Parties on account of loss of or damage to any property or for injuries to or death of any person, caused by, arising out of or by reason of any alleged act, omission, professional error, fault, mistake, or negligence of the Contractor and its employees, agents, or representatives or its Subcontracted Providers and their employees, agents, or representatives in connection with or incident to the performance of this Subcontract or arising out of workers' compensation claims, unemployment compensation claims, or unemployment disability compensation claims of employees of the Contractor and its Subcontractors or claims under similar such laws or obligations.

     2. The Contractor shall comply, and ensure that its Subcontracted Providers comply, with all laws regarding Unemployment Insurance, Workers' Compensation and the Fair Labor Standards Act and shall also be responsible for all tax withholding obligations for itself and its employees. Neither AHCCCS, ADHS nor the RBHA shall have any responsibility for any of the foregoing items or responsibilities.

Final Jun 6-01
Effective 7-01-01                   Page 54

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. The Contractor shall provide and maintain, and ensure that its Subcontracted Providers provide and maintain, appropriate liability insurance. In no event shall the total coverage be less than the minimum insurance coverage specified below:

          a. Comprehensive General Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents on the premises of or as the result of operations of the Contractor.

          b. Comprehensive Automobile Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor (whether owned, hired, non-owned), assigned to or utilized in the performance of this Subcontract.

          c. Worker's Compensation: Provides coverage to employees of the Contractor or injuries sustained in the course of their employment. Coverage must meet the obligations imposed by federal and state statutes and must also include Employer's Liability minimum coverage of $100,000.00. Evidence of qualified self-insured status will also be considered.

     4. Professional liability insurance with a minimum combined single limit of one million dollars ($1,000,000.00), each occurrence, if professional acts shall be required in the performance of this Subcontract.

     5. The Contractor and its Subcontracted Providers shall name the RBHA, the State of Arizona, their agents, officials and employees as additional insureds and shall specify that the insurance shall be primary insurance and any insurance or self-insurance of the RBHA, the State, ADHS or its employees shall be excess, not contributory insurance, to that provided by the Contractor or its Subcontracted Providers. Such policy shall contain a severability of interests provision and provision for at least thirty (30) days prior written notice to the RBHA of any cancellations, non-renewal or material change in coverage. The RBHA reserves the right to continue payment of premiums for which reimbursement shall be deducted from amounts due or subsequently due to the Contractor. All policies shall be issued by insurers qualified to transact business in Arizona and shall be subject to approval by ADHS if and to the extent such approval is required by ADHS. Any Contractor or Subcontracted Provider that is a hospital or governmental body may provide coverage by an adequately funded self insurance program.

     6. The Contractor's failure, or its Subcontracted Providers' failure, to procure and maintain the required liability insurance or to provide proof thereof to the RBHA within 30 days following the commencement of a new policy period, shall constitute a material breach of this Subcontract upon which the RBHA may immediately terminate this Subcontract. Prior to the effective date of this Subcontract, the Contractor shall furnish the RBHA with copies of its own State of Arizona Certificate of Insurance (RM7200.1) or a certificate of substantially the same content in the case of a Contractor with a permissible self insurance program drawn in conformity with the above insurance requirements. Certified copies of any or all of the above policies and endorsements shall be submitted to the RBHA upon request.

N.   INFRINGEMENT OF PATENTS AND COPYRIGHTS:

     1. The Contractor, at its own expense, shall defend any claim or suit that may be brought against the RBHA, or the State for the infringement of United States patents or copyrights arising from the Contractor's use of any equipment, materials or information prepared or developed in connection with performance of this Subcontract and in any suit shall satisfy any final judgment for such infringement unless such use was required by ADHS or the RBHA. The RBHA shall give the Contractor written notice of such claim or suit and full right and

Final Jun 6-01
Effective 7-01-01                   Page 55

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          opportunity to conduct the defense thereof, together with full information and all reasonable cooperation.

     2. If principles of governmental or public law are involved, the State or the RBHA may participate in the defense of any such action, but no costs or expenses shall be thereby incurred for the account of the Contractor without its written consent.

     3. If, in the Contractor's opinion, the equipment, materials or information mentioned in subsection 1. above are likely to or do become the subject of a claim of infringement of a United States patent or copyright, then without diminishing the Contractor's obligation to satisfy any final award, the Contractor may, with the RBHA's written consent, substitute other equally suitable equipment, materials and information, or at the Contractor's option and expense, obtain the right for the Contractor, the RBHA, or ADHS, as the case may be, to continue the use of such equipment, material and information.

O.   RECOUPMENT OF CONTRACT PAYMENTS:

     The Contractor agrees to reimburse the RBHA immediately upon demand for all Subcontract funds expended which are determined by the RBHA, ADHS/DBHS or the Auditor General not to have been disbursed by the Contractor in accordance with the terms of this Subcontract. If the party responsible to repay the Subcontract payments is other than the Contractor, the Contractor and the RBHA shall work together to identify and to obtain the funds from the responsible party(ies).

P.   SUBCONTRACTS:

     To the extent the Contractor employs Subcontracts in its performance of the Subcontract, those Subcontracts shall be subject to the following requirements:

     1. All Subcontracts shall incorporate the Contract into the terms and conditions of the Subcontract by reference.

     2. All provider Subcontracts shall contain the minimum Subcontract provisions contained in Appendix B of this Subcontract.

Q.   COMPLIANCE WITH APPLICABLE LAWS:

     The materials and services supplied under this Subcontract shall comply with all applicable Federal, State and local laws, rules, regulations, standards and executive orders without limitation to those designated within this Subcontract and the RBHA shall maintain all applicable licenses and permits.

R.   ADVERTISING AND PROMOTION OF CONTRACT:

     The Contractor shall not advertise or publish information for commercial benefit concerning this Subcontract without the prior written approval of the RBHA.

S.   RIGHT TO ASSURANCE:

     If the RBHA in good faith has reason to believe that the Contractor does not intend to, or is unable to perform or continue performing this Subcontract, the RBHA may demand in writing that the Contractor give a written assurance of intent or ability to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the RBHA's option, be considered a default by the Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 56

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

T.   TERMINATION UPON MUTUAL AGREEMENT:

     This Subcontract may be terminated by mutual written agreement of the parties specifying the termination date therein.

U.   GRATUITIES:

     The RBHA may terminate this Subcontract by written notice to the Contractor, and the Contractor shall be in default, if it is found by the RBHA that employment or a gratuity was offered, made, or given by the Contractor or any agent or representative of the Contractor to any officer or employee of the State or the RBHA for the purpose of influencing the outcome of the procurement or securing the Subcontract, an amendment to the Subcontract, or favorable treatment concerning the Subcontract, including the making of any determinations or decision about Subcontract performance. The RBHA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

V.   SUSPENSION/DEBARMENT:

     The RBHA may also terminate this Subcontract in whole or in part if, during the term of this Subcontract, the Contractor is listed on the Master List of Debarments, Suspensions and Voluntary Exclusions maintained pursuant to Arizona Administrative Code Section R2-7-933. In such case, the RBHA shall transmit written notice of termination to the Contractor by certified mail, return receipt requested, and this Subcontract shall be terminated effective upon receipt thereof by the Contractor or such later date as is specified in the notice. In the event that the RBHA terminates this Subcontract in whole or in part as provided in sections T., V., and Y hereof are incorporated into this subsection by reference and shall apply to the same extent as if expressly set out herein.

W.   TERMINATION FOR CONVENIENCE:

     The RBHA and the Contractor, in addition to other rights set forth elsewhere in this Subcontract, reserve the right to terminate this Subcontract in whole or in part, without cause, effective 60 days after mailing written notice of termination, by certified mail, return receipt requested.

X.   TERMINATION FOR DEFAULT:

     The RBHA, in addition to other rights set forth elsewhere in this Subcontract, may at any time terminate this Subcontract in whole or in part if the RBHA determines that the Contractor has failed to perform any material requirement hereunder and is not cured within 30 days of receipt of written notice thereof (such period shall be reduced to three (3) days in the event of a failure that may pose a threat to Members or personnel of the Contractor).

     1. The Contractor shall continue the performance of this Subcontract to the extent not terminated under the provisions of this Section.

     2. In the event that the RBHA terminates this Subcontract for cause in whole or in part as provided in this Section, the RBHA may procure, upon such terms and in such manner as deemed appropriate, services similar to those so terminated, and the Contractor shall be liable to the RBHA for any excess costs incurred by the RBHA in obtaining such similar services.

     3. If this Subcontract is terminated as provided herein, the RBHA, in addition to any other rights provided in this Section, may require the Contractor to transfer title to and deliver to the State or RBHA in the manner and to the extent directed by the RBHA, such partially completed reports or other documentation as the Contractor has specifically produced or specifically acquired for the performance of such part of this Subcontract that has been terminated.

Final Jun 6-01
Effective 7-01-01                   Page 57

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     4. Either the Contractor or the RBHA may terminate this Subcontract in the event of a Material Breach by the other party of its obligations hereunder and the continuation of such breach for at least 30 days after written notice as described above in this Subcontract during which period, either party may act to cure the breach.

Y.   TERMINATION FOR NON-AVAILABILITY OF FUNDS:

     If monies are not appropriated or otherwise available to the RBHA to support continuation of performance in a subsequent Subcontract year, the Subcontract shall, upon written notice from the RBHA, be canceled for that year or at the RBHAs election, suspended until such monies are so appropriated or available. In the event of termination as provided in this section, the Contractor shall:

     1. Stop all work as specified in the notice of termination and immediately notify all Contractors in writing to do the same.

     2. Be paid any available federal funds for all covered services completed.

     3. Be paid any available federal funds for its reasonable actual costs for work in progress as determined by GAAP.

     4. Deliver to the RBHA a complete set of all documents, programs and other information described in this Subcontract.

Z.   RIGHTS & OBLIGATIONS UPON TERMINATION:

     In the event of termination as provided in this Subcontract:

     1. If the Subcontract is terminated in part, the Contractor shall continue to perform the Subcontract to the extent not terminated.

     2. The Contractor shall stop all work as of the effective date of the termination and shall immediately notify all Subcontracted providers, in writing, to stop all work as of the effective date of the notice of termination.

     3. Upon receipt of the notice of termination and until the effective date of the notice of termination, the Contractor shall perform work consistent with the requirements of this Subcontract and in accordance with a written plan approved by the RBHA for the orderly transition of eligible and enrolled persons to another Contractor or to Subcontracted providers.

     4. The Contractor shall comply with all terms of the Subcontract and shall be paid the Subcontract price for all services and items completed as of the effective date of the notice of termination and shall be paid its reasonable and actual costs for work in progress as determined by GAPP, however, no such amount shall cause the sum of all amounts paid to the Contractor to exceed the compensation limits set forth in the Subcontract.

     5. All documents, program, and other information prepared by the Contractor under the Subcontract shall be delivered to the RBHA upon demand.

AA.  RIGHT TO OFFSET:

     The RBHA shall be entitled to offset against any sums due the Contractor, any expenses or costs incurred by the RBHA, or penalties assessed by the RBHA concerning the Contractor's nonconforming performance or failure to perform the Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 58

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

BB. NON-EXCLUSIVE REMEDIES:

     The rights and remedies of the RBHA, ADHS/DBHS and AHCCCS under this Subcontract are not exclusive and shall be in addition to any other rights and remedies provided by this Subcontract or available at law or in equity.

CC.  NON-DISCRIMINATION:

     The Contractor shall comply with State Executive Order No. 75-5 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and State laws, rules and regulations, including the Americans with Disabilities Act. The Contractor shall take affirmative action to ensure that applicable laws for employment, employees and persons to whom it provides services are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

DD.  DISPUTES:

     1. In the event of a dispute under this Subcontract, the parties agree to make a good faith attempt to resolve the dispute prior to taking formal action.

     2. If the dispute cannot be resolved pursuant to Subsection 1 above, the dispute shall be resolved by resort to the RBHA and ADHS provider appeal procedures. Appeal procedures shall be the exclusive manner by which the Contractor may challenge adverse actions, decisions or policies set forth by the RBHA.

     3. Additionally, a Contractor must advise its Subcontracted Providers that they may appeal advers decisions of the Contractor, in accordance with the RBHA's Provider Appeal Policy.

     4. This Subcontract shall be construed in accordance with Arizona law and any legal action thereupon shall be initiated in an appropriate court of the State of Arizona, subject to the appeal procedures above.

     5.   Eligible Person/Enrolled Person Grievances, Appeals and Requests for
          Investigation:

          Contractors who provide treatment services shall comply with the RBHA's and ADHS/DBHS's procedures for resolving grievances, requests for investigations and treatment appeals by persons receiving and requesting behavioral health services. The procedures shall conform to all State and Federal statutes, rules regulations and policies including, but not limited to: the Code of Federal Regulations, 42 CFR, Part 431, Subpart E, regarding service appeals by Title XIX eligible persons, Arizona Administrative Code, Title 9, Chapter 21,
          Article 3 and 4; the ADHS/DBHS Policies and Procedures and AHCCCS Rules. The Contractor will submit to the RBHA copies of all grievances and treatment appeals when and as filed with the Contractor.

          Contractors who provide prevention services shall use a written procedure through which Participants may present complaints about the operation of the program, and that is acceptable to and approved by the RBHA.

          Pending the final resolution of any dispute involving a complaint/grievance/appeal/request for investigation, the Contractor shall proceed with performance in accordance with the RBHA's instructions, unless informed otherwise in writing.

EE.  MEMBER GRIEVANCES AND APPEALS.

     1. ADHS Licensure Rules (A.A.C. R9-20-114) require that all behavioral health service agencies have in place policies and procedures establishing a member complaint/grievance process. Additionally, ADHS has polices and procedures establishing a RBHA based grievance and

Final Jun 6-01
Effective 7-01-01                   Page 59

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          appeals process for persons with serious mental illness and appeals process for all other member populations, with the exception of prevention participants. All of these processes may culminate in administrative fair hearings and possible judicial review.

     2. Contractors shall assist eligible and enrolled persons in understanding their right to file grievances (SMI) and appeals. Contractors are required to advise Members of both the agency and the RBHA grievance and appeals processes at the time services are initiated. Additionally, the Contractor must provide written notice to Members of their right to appeal decisions to deny, reduce, suspend or terminate services when required to do so by AHCCCS, ADHS/DBHS and RBHA policies and procedures.

     3. The Contractor may attempt to resolve member complaints and disputes through their internal agency complaint process, however, the Contractor must advise Members that they may use the RBHA grievance and appeals process instead of the Contractor's and may not interfere with a Member's right to file a grievance or appeal with the RBHA.

     4. The Contractor must have in place policies and procedures that are in substantial compliance with the RBHA's policies and procedures and that require the Contractor's staff to participate effectively in the RBHA, ADHS/DBHS and AHCCCS grievance and appeals processes.

FF.  DISPUTE RESOLUTION:

     RBHA has the right to demand, at any time during the term of this Subcontract, that the Contractor take immediate corrective action to ensure compliance with this Subcontract. If the situation is not resolved or satisfied, or if the Contractor has presented other disputes to RBHA in writing, RBHA will attempt to resolve all disputes presented by the Contractor through an informal process verbally or in writing. In the event the informal process is unsuccessful, the Contractor may treat the matter as a dispute under section DD. Disputes, of this Appendix.

GG.  RIGHT TO INSPECT PLANT/PLACE OF BUSINESS:

     The ADHS/DBHS or RBHA may, at reasonable times, inspect the plant or place of business of the Contractor or its Subcontracted Providers which is related to the performance of this Subcontract in accordance with A.R.S.
     (S)41-2547.

HH.  INCORPORATION BY REFERENCE:

     This Subcontract and all attachments and amendments, the Contractor's proposal, best and final offer accepted by the RBHA, and any approved Subcontracts are hereby incorporated by reference into the Subcontract.

II.  COVENANT AGAINST CONTINGENT FEES:

     The Contractor warrants that no person or agency has been employed or retained to solicit or secure this Subcontract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, the RBHA shall have the right to annul this Subcontract without liability.

JJ.  CHANGES:

     1. The RBHA may, at any time, by written notice to the Contractor, make changes within the general scope of this Subcontract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this Subcontract, the Contractor may assert its right to an adjustment in compensation paid under this Subcontract. The Contractor shall assert its right to such adjustment within 30 days from the

Final Jun 6-01
Effective 7-01-01                   Page 60

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Appendix A, paragraph DD., Disputes, and be administered accordingly.

     2. When the RBHA issues an amendment to modify the Subcontract, the provisions of such amendment shall be deemed to have been accepted 60 days after the date of mailing by the RBHA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies the RBHA in writing that it refuses to sign the amendment. If the Contractor provides such notification, the RBHA may terminate the Subcontract pursuant to Appendix A, Paragraph W., Termination for Convenience.

KK.  WARRANTY:

     The Contractor warrants that all services shall be performed in conformity with the requirements of this Subcontract by qualified personnel in accordance with Federal or State law, rules and regulations and with RBHA policy.

LL.  NO GUARANTEED QUANTITIES:

     The RBHA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this Subcontract.

MM.  CONFIDENTIALITY OF RECORDS:

     1. The Contractor shall establish and maintain written procedures and controls that comply with Arizona Administrative Code Section (A.A.C.) R9-1-311 through R9-1-315 regarding disclosure of confidential medical information and records. The Contractor shall establish and maintain written procedures and controls that comply with the Code of Federal Regulations, 42 CFR, Part 2, regarding disclosure of confidential substance abuse treatment information and records. Requests for medical information shall be in writing and disclosure authorized in accordance with Arizona Revised Statutes and the Arizona Administrative Code. No medical information contained in the Contractor's records or obtained from the RBHA or ADHS or from others in carrying out their functions under this Subcontract shall be used or disclosed by the Contractor, its agents, officers, or employees, except as is essential to the performance of duties under this Subcontract or otherwise permitted under the Arizona Revised Statutes and rules of ADHS. The information to be so disclosed shall include client names, addresses, social security numbers, diagnosis, treatment and such other information as shall enable the RBHA and ADHS, among other things, to comply with reporting and other obligations imposed upon them, to establish or verify the eligibility of service recipients for participation in various programs, to evaluate the need, appropriateness and effectiveness of services, to provide unified services and to avoid improper billing practices. Neither medical information nor names or other information regarding any person applying for, claiming, or receiving items or services contemplated in this Subcontract, or any employer of such person shall be made available for any political or commercial purpose. Information received from a federal agency, or from any person acting under the federal agency pursuant to federal law, shall be disclosed only as provided by federal law.

     2. As required by Section 318(e)(5) of the Public Health Service Act [42 U.S.C. 247c(e)(5)], all information obtained in connection with the examination, care or services provided to any individual under any program that is being carried out with a cooperative agreement funded with federal monies shall not, without such individual's consent, be disclosed except as may be necessary to provide services to such individual or as may be required by the laws of the State or its political subdivisions. Information derived from any such program may be disclosed: 1) In summary, statistical or other form; or 2) for clinical or research purposes,

Final Jun 6-01
Effective 7-01-01                   Page 61

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          provided the identity of the individuals diagnosed or provided care, or patient identifiable data under such program is not disclosed.

     3. The Contractor shall comply with the provisions of A.R.S. (S)36-663 concerning Human Immunodeficiency Virus related testing restrictions and exceptions and with A.R.S. (S)36-664 concerning confidentiality and exceptions in providing services under this Subcontract.

     4. The RBHA and the Contractor specifically agree that disclosure of all medical information and records to the RBHA and ADHS is deemed essential to the performance of duties under this Subcontract.

NN.  HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA):

     The Contractor will be required to comply with all administrative simplification provisions resulting from the Health Insurance Portability and Accountability Act (HIPAA). The administrative simplification section standardizes electronic transaction formats and code sets; establishes national identifiers for providers, employers, health plans and individuals; and sets standards for security and privacy. Each of these provisions will be published as on or more Final Rules in the Federal Register. Implementation of these provisions will be required two (2) years after the effective date of each provision's final rule as published by the Department of Health and Human Services. Contractor agrees to comply with RBHA policies and procedures implementing HIPAA requirements as they are developed.

OO.  ASSIGNMENT OF CONTRACT/BANKRUPTCY:

     This Subcontract is subject to immediate termination by the RBHA upon the
     Contractor: becoming insolvent; or to have authorized payment exceeding 20% of the Contractor's available cash; or filing proceedings in bankruptcy or reorganization under the United States Code; or upon assignment or delegation of this Subcontract without the prior written consent of ADHS and the RBHA.

PP.  OWNERSHIP OF INFORMATION AND DATA:

     1. Any materials, including reports, computer programs and other deliverables, created under this Subcontract are the sole property of the State. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of the State.

     2. The Contractor agrees to give recognition to the ADHS/DBHS for its support of the program when publishing program material or releasing program related public information.

     3. The Contractor agrees to give recognition to the Substance Abuse and Mental Health Services Administration (SAMHSA) for its support of the program when publishing material or releasing program related public information.

QQ.  AUDITS AND INSPECTIONS:

     1. The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and -521 and AHCCCS Rules relating to the audit of Contractor's records and the inspection of Contractor's facilities. The Contractor shall fully cooperate with the RBHA or ADHS/DBHS staff and allow them reasonable access to Contractor's staff, Subcontractors, enrolled persons and records.

     2. At any time during the term of this Subcontract, the Contractor's or any Subcontractor's facilities, services, books, accounts, reports, files and other records shall be subject to audit by the RBHA, ADHS/DBHS and, where applicable, the Federal government or any

Final Jun 6-01
Effective 7-01-01                   Page 62

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          appropriate agent thereof, to the extent that the books and records relate to the performance of the Subcontract or contracts. No information related to enrolled persons or services provided to enrolled persons may be withheld for any reason. The contractor shall ensure that its Subcontractors cooperate fully during any review or examination of the Contractor or Subcontractor's financial and program operations. The Contractor and its Subcontractors shall maintain all records pertinent to this Subcontract for a minimum of five years from the date of Subcontract termination.

     3. The RBHA, ADHS/DBHS and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this Subcontract.

RR.  FRAUD AND ABUSE:

     1. It shall be the responsibility of the Contractor to report all cases of suspected fraud and abuse by Subcontractors, enrolled persons or employees. The Contractor shall provide written notification of all such incidents to the RBHA. The Contractor shall comply with AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse which are incorporated herein by reference.

     2. As stated in A.R.S. (S)13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false and fraudulent pretenses, representations, promises or material omissions is guilty of a class 2 felony.

SS.  LOBBYING:

     1. No funds paid to the Contractor by the RBHA or interest earned thereon, shall be used for the purpose of influencing or attempting to influence:

          a.   any officer or employee of any State or Federal agency; or

          b. any member of, or employee of a member of, the United States Congress or the Arizona State Legislature

          in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan or cooperative agreement. The Contractor shall disclose if any funds other than those paid to the Contractor by the RBHA have been used or shall be used to influence the persons and entities indicated above and shall assist the RBHA and ADHS/DBHS in making such disclosures to HCFA.

TT.  ANTI-KICKBACK:

     Neither the Contractor nor any director, officer, agent, employee or volunteer of the Contractor shall, directly or indirectly, give or make any payment or other thing of value to or for the account of the RBHA (except such performance as may be required of the Contractor under the terms of this Subcontract) as consideration for or to induce the entry by the RBHA into this Subcontract or any referrals of Members to the Contractor for the provision of Covered Services. No Subcontract or agreement shall provide or contemplate the provision of any payment or other thing of value by or on behalf of the Contractor to the RBHA or any other party except to the extent that such payment or other thing of value constitutes fair and reasonable consideration for performance by the Contractor or each other party under that Subcontract or agreement received by or for the account of the RBHA.

Final Jun 6-01
Effective 7-01-01                   Page 63

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

UU.  PAYMENT OF PERFORMANCE OF OBLIGATIONS/JUDGEMENTS:

     The Contractor shall pay and perform all of its obligations and liabilities when and as due; provided, however, that if and to the extent there exists a bona fide dispute with any party to whom the Contractor may be obligated, the Contractor may contest any obligation so disputed until final determination by a court of competent jurisdiction; provided, however that the Contractor shall not permit any judgement against it or any levy, attachment, or process against its property, the entry of any order or judgment of receivership, trusteeship or conservatorship or the entry of any order to relief or similar order under laws pertaining to bankruptcy, reorganization or insolvency, in any of the foregoing cases to remain undischarged or unstayed by good and sufficient bond, for more than 15 days.

VV.  OTHER CONTRACTS:

     The RBHA or ADHS may, directly or by contract with others, provide Covered Services to other than Members or provide Members with Covered Services or services in addition to Covered Services requested of and provided by the Contractor. The Contractor shall cooperate fully with such other Contractors and/or State employees in scheduling and coordinating its services with such additional services but at no time shall the Contractor be financially or clinically responsible for said additional services unless the Contractor has prior authorized payment for those services. The Contractor shall afford other contractors reasonable opportunity for the provision of their services and shall not commit or permit any act that shall interfere with the performance of services by another contractor or by State employees. This section shall be included in all contracts between the Contractor and any other Subcontractor regarding the purchase of services pursuant to this Subcontract Agreement.

WW.  AMENDMENTS AND NOTICES:

     1. Except as authorized herein, no condition or requirement contained in or made a part of this Subcontract shall be waived or modified without an approved, written amendment to this Subcontract. Amendments shall be effective only if in writing and signed by all parties. The terms and provisions of this Subcontract shall, except as and to the extent so amended, remain in full force and effect. All such amendments shall be subject to ADHS approval.

     2. Subsection 1. above notwithstanding, the Contractor shall give notice to the RBHA and ADHS within 30 days of any non-material alteration to this Subcontract. Non-material alterations do not require a written amendment and are:

          a. Change of non-licensable behavioral health facility address or administrative address.

          b.   Change of telephone number.

          c.   Change of authorized signatory.

          d. Changes in the name and/or address of the person to whom notices are to be sent.

          e. Change in the name of the Contractor where the ownership remains the same.

     3. Subsection WW.1. notwithstanding, written amendments to this Subcontract shall not be required for:

          a. Funding source(s) change by the RBHA when the amount of this Subcontract remains unchanged; or

          b. Funding source(s) transfer(s) by the RBHA when the amount of this Subcontract remains the same. The RBHA shall, however, give written notice to the Provider of

Final Jun 6-01
Effective 7-01-01                   Page 64

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               Subcontract funding source(s) change or transfer(s) within thirty
               (30) days following the effective date thereof, including any changes in the program requirements.

          c. Whenever notice is required pursuant to the terms of this Subcontract, such notice shall be in writing, shall be delivered in person or by certified mail, return receipt requested, and shall be directed to the person(s) and address (es) specified for such purpose on the first page of this Subcontract or to such other person(s) and/or address (es) as either party may designate to the other party by written notice.

          d. The ADHS Service Matrix shall be published by ADHS. As changes occur, the ADHS Service Matrix shall be updated, published, and communicated to the RBHA and the RBHA will in turn communicate the same to the Provider.

     4. If the Contractor or any of its Subcontracted Providers intend to relocate an operation, institute a change in service delivery structure, plan a change in ownership at any time during the term of this Subcontract, or terminate the operation of a behavioral health licensed program or facility, the Contractor shall notify the RBHA in writing at least thirty (30) days before the relocation, change in service delivery, change in ownership or termination of operation is to take place. If the relocation, change or termination requires a change in the program's or facility's AHCCCS Identification Number, Behavioral Health License Number, Provider Type or Division of Behavioral Health Services Identification Number, the Contractor is responsible for processing all required application documents with the Office of Behavioral Health Licensure (OBHL), the RBHA and ADHS/BHS in accordance with OBHL licensing standards, the RBHA Provider Manual and/or the ADHS/BHS Provider Billing Manual. Failure to continuously maintain all appropriate licenses necessary to do business and render Covered Services under this Subcontract shall constitute a default in the performance of a material obligation for which payment may be subject to denial, reduction or recoupment at the option of the RBHA.

XX.  ASSIGNMENT OF OVERCHARGES:

     The Contractor, the RBHA and ADHS recognize that in actual practice overcharges resulting from antitrust violations are in fact borne by the purchaser. Therefore, the Contractor hereby assigns to the RBHA and ADHS any and all claims for such overcharges relating to items or services to be provided by the Subcontract hereunder.

YY.  FORCE MAJEURE:

     1. Except for payment of sums due, neither party shall be liable to the other nor deemed in default under this Subcontract if and to the extent that such party's performance of this Subcontract is prevented by reason of force majeure.

          Force majeure means an occurrence that is beyond the control of the party affected and occurs without its fault or negligence. Without limiting the foregoing, force majeure includes acts of God, acts of the public enemy, war, riots, strikes, mobilization, labor disputes, civil disorders, fire, flood, lockouts or failures or refusals to act by government authority and other similar occurrences beyond the control of the party declaring force majeure which such party is unable to prevent by exercising reasonable diligence. Force majeure shall not include the following occurrences:

          a. the late performance by the Contractor or a Subcontractor unless the delay arises out of a force majeure and the Contractor complies with (4) of this paragraph, or

          b. The inability of the Contractor or any Subcontractor to acquire or maintain any required insurance, bond, licenses or permits.

Final Jun 6-01
Effective 7-01-01                   Page 65

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     2. Force majeure shall be deemed to commence when the party declaring force majeure notifies the other party of the existence of the force majeure and shall be deemed to continue as long as the results or effects of the force majeure prevent the party from resuming performance in accordance with this agreement.

     3. Any delay or failure in performance by either party hereto shall not constitute default hereunder or give rise to any claim for damages or loss of anticipated profits if, and to the extent that such delay or failure is caused by, force majeure.

     4. If either party is delayed at any time in the progress of the work by force majeure, the delayed party shall notify the other party in writing of such delay, as soon as is practicable and no later than the following working day, of the commencement thereof and shall specify the causes of such delay in such notice. Such notice shall be delivered or mailed certified-return receipt and shall make a specific reference to this article, thereby invoking its provisions. The delayed party shall cause such delay to cease as soon as practicable and shall notify the other party in writing when it has done so. The time of completion shall be extended by Subcontract modification for a period of time equal to the time that results or effects of such delay prevent the delayed party from performing in accordance with this Subcontract.

ZZ.  EFFECTIVE DATE:

     The effective date of the Subcontract is July 1, 2001

AAA. YEAR 2000 COMPLIANCE:

     1. Notwithstanding any other warranty or disclaimer of warranty in this Subcontract, the Contractor warrants that all products and services rendered under this Subcontract shall comply in all respects to performance and delivery requirements of the specifications and shall not be adversely affected by any date-related data Year 2000 issues. This warranty shall survive the expiration or termination of the Subcontract. In addition, the defense of force majeure shall not apply to the Contractor's failure to perform specification requirements as a result of a date-related data Year 2000 issues.

     2. Additionally, notwithstanding any other warranty or disclaimer of warranty in the Subcontract, the Contractor warrants that each hardware, software, and firmware product delivered under this Subcontract shall be able to accurately process date/time data (including but not limited to calculation, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology utilized by the State in combination with the information technology being acquired under this Subcontract properly exchanges date/time with it. If this Subcontract requires that the information technology products being acquired perform as a system, or that the information technology products being acquired perform as a system in combination with other State information technology, then this warranty shall apply to the acquired products as a system. The remedies available to the State for breach of this warranty shall include, but not be limited to, repair and replacement of the information technology products delivered under this Subcontract. In addition, the defense of force majeure shall not apply to the failure of the Contractor to perform any specification requirements as a result of any date-related data Year 2000 issues.

BBB. MINIMUM ADHS/DBHS CONTRACT (SUBCONTRACT) PROVISIONS:

     The ADHS & AHCCCS minimum Subcontract requirements are incorporated into this Subcontract. Contractor shall include verbatim these provisions in all subrecipient subcontracts entered into for the provision of Covered Services under the terms of this Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 66

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

CCC. INSTITUTIONAL REVIEW BOARD FOR RESEARCH:

     Any research that a Contractor undertakes that includes RBHA Members must be reviewed and approved by an Institutional Review Board for Research maintained by the Contractor and forwarded to the RBHA's Research/Human Subjects Review Committee for final approval. In the absence of an Institutional Review Board maintained by the Contractor, approval for research involving RBHA Members must be obtained from the RBHA's Research/Human Subjects Review Committee.

DDD. INTERGOVERNMENTAL AND INTERAGENCY SERVICE AGREEMENTS:

     The Contractor and each of its Subcontracted Providers shall comply with the terms and requirements of the Subcontract and all IGAs/ISAs that may pertain to the Covered Services, all of which terms and requirements are incorporated by reference herein.

EEE. SANCTIONS:

     1. In addition to any other remedies available to the RBHA, the RBHA may impose financial sanctions against the Contractor for breaches of this Subcontract by the Contractor or its Subcontracted Providers, as set forth in the following table:

                    Subcontract Provision Violated                        Estimated Damages
                    ------------------------------                        -----------------
     Licenses/and Permits                                                         2
     Accreditation/Credentialing                                                  1
     Financial Information                                                        1
     Financial Audits                                                             2
     Grievance and Appeals                                                        1
     Copayments                                                                   2
     Conflicts of Interest                                                        2
     Policies and Plans                                                           2
     Anti-kickback                                                                2
     Enrollment, Disenrollment and Assessment Data Submissions                    2
     Federal Block Grant Requirements                                             2
     Contractor Billing Obligations and Encounter Reporting                       1
     Data Validation                                                  Amount imposed by AHCCCS
     Subcontracts                                                  $1000 per Contractor per month
     Coordination of Benefits                                                     1
     Quality Assurance/Utilization Review                                         1
     Minimum Clinical Data Submissions                                            1
     Other Minimum Data Requirements                                              1
     Confidentiality of Records                                                   2
     Records Retention                                                            1

Final Jun 6-01
Effective 7-01-01                   Page 67

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    Subcontract Provision Violated                        Estimated Damages
                    ------------------------------                        -----------------
     Provisions governing services for persons with SMI,
     including Arnold v. ADHS litigation, and Title XIX eligible
     children referenced in J.K. vs. Allen                                        1
     Prior Authorization                                                          2
     Corrective Actions                                                           1
     Performance                                                        $2,500 per occurrence
     Arizona Administrative Code Title 9, Chapter 21                              1
     Special Provisions and Schedules                                             2
     ADHS/DBHS & AHCCCS Provisions                                                2
     Other areas of non-compliance not identified above.                          1

     Note - Under Estimated Damages:

     Estimated Damages 1: The lesser of $2500 or 1% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

     Estimated Damages 2: The lesser of $5000 or 2% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

     Other sanctions and penalties may be imposed upon the Contractor for violations of the Contractor or any of its Subcontracted Providers in accordance with rules, regulations and policies of AHCCCS or the ADHS.

     Written notice shall be provided to the Contractor from which damages are sought specifying the sanction, the grounds for the sanction, the amount of funds to be withheld from payments to the Contractor, the steps necessary to avoid future demands and specifying Contractor appeal rights.

     1. The Contractor shall complete all steps necessary to correct the violation and to avoid future sanctions within the time frame established by the RBHA in the notice of sanction. Following the notice of sanction, a full month's sanction is due for the first month or any portion of a month during which the Contractor (or its Subcontracted Provider) are in violation. For any subsequent month (or portion of a month) during which the Contractor (or its Subcontracted Provider) remain in violation, the RBHA shall impose an additional penalty which, at the discretion of the RBHA, shall not be less than the penalty for the first month's violation multiplied by one (1) plus the number of additional months (or portion of a month) during which the violation continues.

     2. If the Contractor is found by the RBHA to have violated the same Subcontract provision on multiple occasions within a two year period, then the RBHA, at its discretion, may increase the amount of the first months' penalty by an amount not to exceed the amount of the penalty for the first violation multiplied by one (1) plus the number of repeat violations.

     3. For example: assume the Contractor violates a Subcontract provision for which the first month's penalty is $5,000. If a second violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the second violation could be as high as $10,000. If a third violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the third violation could be as high as $15,000.

     4. The RBHA shall have the right to off-set against any payments due the Contractor until the full damages are paid. Other sanctions and penalties may be imposed upon the RBHA and

Final Jun 6-01
Effective 7-01-01                   Page 68

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          subsequently passed on to the Contractor as liquidated damages, in accordance with rules, regulations and policies of AHCCCS or ADHS and following written notice and grievance opportunities.

          The Contractor has the right to appeal such an adverse action in accordance with the RBHA policy.

FFF. LABORATORY SERVICES PROVISIONS:

     1.   In accordance with the Clinical Laboratory Improvement Amendment
          (CLIA) of 1988, a Contractor with a laboratory or with a physician that provides in-house laboratory services, or with any other provider of laboratory services must have a CLIA certificate of waiver or certificate of registration in order to legally perform laboratory testing. The Contractor shall file with AHCCCS its records for these services, the Contractor's claims may be subject to recovery or to imposition of financial sanctions. For purposes of this Subcontract, the effective date for the Contractor to have a CLIA number is September 1, 1992, or date that HCFA provides AHCCCS with a complete database file, whichever is later.

     2. Those laboratories with certificates of waiver shall be limited to providing only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

     3. Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited.

     4. The Contractor may not reimburse providers who do not comply with the above requirements.

GGG. WAIVER AND EXERCISE OF RIGHTS:

     No alteration or variation of the services to be performed by the Contractor shall be made without prior written approval of the RBHA. Failure to exercise any right, power or privilege under this Subcontract shall not operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of that or any other right, power or privilege.

Final Jun 6-01
Effective 7-01-01                   Page 69

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                   APPENDIX B
               MINIMUM ADHS/DBHS CONTRACT (SUBCONTRACT) PROVISIONS

The following provisions, as required by ADHS/DBHS and AHCCCS, shall apply cumulatively with all other provisions of this Subcontract and must be included verbatim in every subcontract entered into by the Contractor. (For purpose of these provisions, the term "Contractor" means the Contractor and its Subcontracted Providers and the term "contract" means this Subcontract).

A.   EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES

     The Arizona Department of Health Services (ADHS), Arizona Health Care Cost Containment System Administration (AHCCCSA) or the U.S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed under this contract.

B.   RECORDS AND REPORTS

     The Contractor shall maintain all forms, records, reports and working papers used in the preparation of reports, files, correspondence, financial statements, records relating to quality of care, medical records, prescription files, statistical information and other records specified by ADHS and AHCCCSA for purposes of audit and program management. The Contractor shall comply with all specifications for record keeping established by ADHS and AHCCCSA. All books and records shall be maintained to the extent and in such detail as shall properly reflect each service provided and all net costs, direct and indirect, of labor, materials, equipment, supplies and services, and other costs and expenses of whatever nature for which payment is made to the Subcontractor. Such material shall be subject to inspection and copying by the state, AHCCCSA and the U.S. Department of Health and Human Services during normal business hours at the place of business of the person or organization maintaining the records.

     The Contractor agrees to make available at the office of the Contractor, at all reasonable times, any of its records for inspection, audit or reproduction, by any authorized representative of the state or federal governments.

     The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this subcontract except as provided in paragraphs (1) and (2) below:

     1. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

     2. Records which relate to disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this subcontract to which exception has been taken by the state, shall be retained by the Contractor until such disputes, litigation, claims or exceptions have been disposed of.

     The Contractor shall provide all reports requested by ADHS and AHCCCSA, and all information from records relating to the performance of the Contractor which ADHS and AHCCCSA may reasonably require. The Contractor reporting requirements may include, but are not limited to, timely and detailed utilization statistics, information and reports.

Final Jun 6-01
Effective 7-01-01                   Page 70

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

C.   LIMITATIONS ON BILLING AND COLLECTION PRACTICES

     The Contractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person claiming to be AHCCCS eligible without first receiving verification from AHCCCSA that the person was ineligible for AHCCCS on the date of service, or that service provided were not AHCCCS covered services. This provision shall not apply to patient contributions to the cost of services delivered by nursing homes.

D.   ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES

     No payment due the Contractor under this contract may be assigned without the prior approval of ADHS. No assignment or delegation of the duties of this contract shall be valid unless prior written approval is received from AHCCCSA.

E.   APPROVAL OF SUBCONTRACTS, AMENDMENTS OR TERMINATIONS

     This contract is subject to prior approval by AHCCCSA. ADHS shall notify AHCCCSA in the event of any proposed amendment or termination during the term hereof. Any such amendment or termination is subject to the prior approval of AHCCCSA. Approval of the contract may be rescinded by the Director of AHCCCSA for violation of federal or state laws or rules.

F.   WARRANTY OF SERVICES

     The Contractor, by execution of this contract, warrants that it has the ability, authority, skill, expertise and capacity to perform the services specified in this contract.

G.   SUBJECTION OF SUBCONTRACT

     The terms of this contract shall be subject to the applicable material terms and conditions of the contract existing between ADHS and AHCCCSA for the provision of covered services.

H.   AWARDS OF OTHER SUBCONTRACTS

     AHCCCSA and/or ADHS may undertake or award other contracts for additional or related work to the work performed by the Contractor and the Contractor shall fully cooperate with such other contractors, subcontractors or state employees. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor, subcontractor or state employee.

I.   INDEMNIFICATION BY SUBCONTRACTOR

     The Contractor agrees to hold harmless the state, all state officers and employees, AHCCCSA and other appropriate state agencies, and all officers and employees of AHCCCSA and all AHCCCS eligible persons in the event of nonpayment to the Contractor. The Contractor shall further indemnify and hold harmless the state, AHCCCSA, other appropriate state agencies, AHCCCS contractors, and their agents, officers and employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may, in any manner, accrue against the State, AHCCCSA or its agents, officers or employees, or AHCCCS contractors, through the intentional conduct, negligence or omission of the Contractor, its agent, officers or employees.

Final Jun 6-01
Effective 7-01-01                   Page 71

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

J.   MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES

     The Contractor shall be registered with AHCCCSA and shall obtain and maintain all licenses, permits and authority necessary to do business and render service under this contract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

K.   COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS

     The Contractor shall comply with all Federal, State and local laws, rules, regulations, standards and executive orders governing performance of duties under this contract, without limitation to those designated within this contract.

L.   SEVERABILITY

     If any provision of these standard contract terms and conditions is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.

M.   VOIDABILITY OF SUBCONTRACT

     This contract is voidable and subject to immediate termination by ADHS upon the Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or upon assignment or delegation of the contract without the prior written approval of ADHS.

N.   CONFIDENTIALITY REQUIREMENT

     Confidential information shall be safeguarded pursuant to 42 CFR Part 431 Subpart F, ARS '36-107, 36-2903, 41-1959 and 46-135, and AHCCCS Rules.

O.   GRIEVANCE PROCEDURES

     Any grievances filed by the Contractor shall be adjudicated in accordance with AHCCCS Rules.

P.   TERMINATION OF SUBCONTRACT

     ADHS may, by written notice to the Contractor, terminate this contract if it is found, after notice and hearing by the State, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by the Contractor, or any agent or representative of the Contractor, to any officer or employee of the State with a view towards securing a contract or securing favorable treatment with respect to the awarding, amending or the making of any determinations with respect to the performance of the Contractor; provided, that the existence of the facts upon which the state makes such findings shall be in issue and may be reviewed in any competent court. If the contract is terminated under this section, ADHS shall be entitled to a penalty, in addition to any other damages to which it may be entitled by law, to exemplary damages in the amount of three times the cost incurred by the Contractor in providing any such gratuities to any such officer or employee.

Q.   PRIOR AUTHORIZATION AND UTILIZATION REVIEW

     The ADHS and Contractor shall cooperate with the prior authorization, utilization review and quality management standards of the AHCCCS program and appropriate federal regulations. The

Final Jun 6-01
Effective 7-01-01                   Page 72

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     Contractor shall only claim Title XIX or Title XXI reimbursement for services that were provided to a Title XIX or Title XXI member in accordance with the standards set forth in this contract.

R.   NON-DISCRIMINATION REQUIREMENTS

     If applicable, the Contractor shall comply with:

     1. The Equal Pay Act of 1963, as amended, which prohibits sex discrimination in the payment of wages to men and women performing substantially equal work under similar working conditions in the same establishment.

     2. Title VI of the Civil Rights Act of 1964, as amended, which prohibits the denial of benefits of, or participation in, contract services on the basis of race, color, or national origin.

     3. Title VII of the Civil Rights Act of 1964, as amended, which prohibits private employers, state and local governments, and educational institutions from discriminating against their employees and job applicants on the basis of race, religion, color, sex, or national origin.

     4. Title I of the Americans with Disabilities Act of 1990, as amended, which prohibits private employers and state and local governments from discriminating against job applicants and employees on the basis of disability.

     5. The Civil Rights Act of 1991, which reverses in whole or in part, several recent Supreme Court decisions interpreting Title VII.

     6. The Age Discrimination in Employment Act (ARS Title 41-1461, et seq.); which prohibits discrimination based on age.

     7. State Executive Order 99-4 and Federal Order 11246 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities.

     8. Section 503 of the Rehabilitation Act of 1973, as amended, which prohibits discrimination in the employment or advancement of the employment of qualified persons because of physical or mental handicap.

     9. Section 504 of the Rehabilitation Act of 1973, as amended, which prohibits discrimination on the basis of handicap in delivering contract services.

S.   COMPLIANCE WITH AHCCCS RULES RELATING TO AUDIT AND INSPECTION

     The Contractor shall comply with all applicable AHCCCS Rules and Audit Guide relating to the audit of the Contractor's records and the inspection of the Contractor's facilities. If the Contractor is an inpatient facility, the Contractor shall file uniform reports and Title XVIII, Title XIX and Title XXI cost reports with AHCCCSA.

T.   CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION

     By signing this contract, the Contractor certifies that all representations set forth herein are true to the best of its knowledge.

U.   CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING

     By signing this contract, the Contractor certifies that it has not engaged in any violation of the Medicare Anti-Kickback statute (42 USC "1320a-7b) or the "Stark I" and "Stark II" laws governing related-entity referrals (PL 101-239 and PL 101-432) and compensation therefrom. If the Contractor

Final Jun 6-01
Effective 7-01-01                   Page 73

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     provides laboratory testing, it certifies that it has complied with 42 CFR '411.361 and has sent to AHCCCSA simultaneous copies of the information required by that rule to be sent to the Health Care Financing Administration.

V.   CONFLICT IN INTERPRETATION OF PROVISIONS

     In the event of any conflict in interpretation between provisions of this contract and the AHCCCS Minimum Contract (Subcontract) Provisions, the latter shall take precedence.

W.   MERGER, REORGANIZATION AND OWNERSHIP CHANGE

     A merger, reorganization or change in ownership of a provider which is related or affiliated with the Contractor shall require a contract amendment and prior approval of ADHS.

X.   ENCOUNTER DATA REQUIREMENT

     If the Contractor does not bill ADHS (e.g., Contractor is capitated), the Contractor shall submit encounter data to ADHS in a form acceptable to AHCCCSA.

Y.   CLINICAL LABORATORY IMPROVEMENT AMENDMENTS OF 1988

     The Clinical Laboratory Improvement Amendment (CLIA) of 1988 requires laboratories and other facilities that test human specimens to obtain either a CLIA Waiver or CLIA Certificate in order to obtain reimbursement from the Medicare and Medicaid (AHCCCS) programs. In addition, they must meet all the requirements of 42 CFR 493, Subpart A.

     To comply with these requirements, AHCCCSA requires all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration. These requirements apply to all clinical laboratories.

     Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited. Contractor may not reimburse providers who do not comply with the above requirements.

Z.   INSURANCE

     The Contractor shall maintain for the duration of this contract a policy or policies of professional liability insurance, comprehensive general liability insurance and automobile liability insurance. The Contractor agrees that any insurance protection required by this contract, or otherwise obtained by the Contractor, shall not limit the responsibility of Contractor to indemnify, keep and save harmless and defend the State and AHCCCSA, their agents, officers and employees as provided herein. Furthermore, the Contractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage, for itself and its employees, and AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage.

AA.  FRAUD AND ABUSE

     If the Contractor discovers, or is made aware, that an incident of potential fraud or abuse has occurred, the Contractor shall report the incident to ADHS, who shall proceed in accordance with the AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse. Incidents involving potential member eligibility fraud should be reported to

Final Jun 6-01
Effective 7-01-01                   Page 74

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     AHCCCSA, Office of Managed Care, Member Fraud Unit. All other incidents of potential fraud should be reported to AHCCCSA, Office of the Director, Office of Program Integrity.

BB.  COMPLIANCE WITH TITLE XIX, TITLE XXI AND ARS '36-2901

     The Contractor shall comply with provisions of federal laws and regulations governing the Title XIX and Title XXI programs except for those requirements waived for the state by the federal government. The Contractor shall comply with the provisions of ARS '36.2901 et seq. governing AHCCCSA and with all applicable rules promulgated by AHCCCSA and ADHS.

CC.  NO REJECT - NO EJECT

     The Subcontractor shall accept all referrals of enrolled persons made by the Contractor. The Subcontractor shall not terminate services to an enrolled person or discharge an enrolled person from a residential setting without prior approval from the Contractor.

Final Jun 6-01
Effective 7-01-01                   Page 75

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE I-A
                               SPECIAL PROVISIONS
                    RISK-BASED ADULT AND CHILDREN'S SERVICES

A.   COVERED SERVICES:

     The Contractor shall provide, either directly or through subcontract arrangement, Covered Services identified and incorporated herein as Attachment 1, in accordance to Attachment 2, Summary of Benefits and reported in accordance to Attachment 4, CPSA Authorized Service Matrix, for each at-risk fund source associated with this Subcontract, with the exception of Title 36 prescreening and evaluation services. Covered Services to members shall be provided as part of an integrated continuum of care. The Contractor shall track and manage the care of members assigned to the Contractor in accordance with Schedule II-A, Risk-Based Scope of Work, and up to the limitations as described below in Section N., Method of Compensation, Paragraph 3., Capacity Payment.

B.   MINIMUM NETWORK STANDARDS

     1.   Provider Network Requirements.

          a. The Contractor shall establish and maintain a provider network that is capable of delivering medically necessary Covered Services under this Subcontract, in accordance with required appointment standards, professional requirements and best practices. The provider network shall provide a full continuum of treatment, rehabilitative, supportive and ancillary services for the following populations:

               i.   Title XIX and Non-Title XIX Children;

               ii. Title XIX and Non-Title XIX Adults with Serious Mental Illness; and

               iii. Title XIX Adults with general mental health issues and Title
                    XIX Adults with substance abuse/dependence.

          b. The Contractor shall ensure that Covered Services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient professional personnel for the provision of Covered Services including emergency care on a 24 hours a day, 7 days a week basis.

          c. Services must be delivered by qualified providers that meet the initial credentialing requirements and are appropriately licensed, insured and operating within the scope of their practice. All providers must be registered with ADHS/DBHS and with AHCCCS for the provision of Title XIX Covered Services to Title XIX enrolled persons. At minimum, qualified providers shall meet the following criteria:

               i. Covered Services shall be delivered by providers who are appropriately licensed, insured and operating within the scope of their practice;

               ii. Behavioral health practitioners, other than physicians, nurse practitioners, physician assistants, psychologists and independently contracted Specialty Providers, must be affiliated with an outpatient mental health clinic or rehabilitation agency to provide outpatient services.

          d. Contractor shall meet and ensure that all of its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to juveniles have met all fingerprint certification requirements of A.R.S. (S)36-425.03 prior to providing such services. The Contractor shall have on file and make available to CPSA upon request and/or audit personnel evidence of fingerprint certification.

Final Jun 6-01
Effective 7-01-01                   Page 76

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          e. Contractor shall provide enrolled persons choice within the provider network, subject to reasonable frequency limitations and contingent on the availability within the Contractor's service network of an alternative that is suitable to meet the enrolled member's needs.

          f. Contractor is encouraged to use consumers of service and their families to provide supportive services to enrolled members including payment, as appropriate, for those services. Consumers and families shall receive appropriate training and must meet requirements for service provision under this Subcontract.

          g. All material changes in the provider network, during the term of this Subcontract, must be approved in advance by the RBHA. The RBHA will assess proposed changes in the provider network for potential impact on enrolled members health and provide written response to the Contractor within fourteen (14) days of receipt of request.

          h. The Contractor shall notify the RBHA within one (1) working day of any unforeseen material change in services or personnel. This notification shall include information about how the change will affect the delivery of Covered Services and the Contractor's plans for maintaining quality of care if the provider network change is likely to result in deficient delivery of Covered Services.

          i. If a Subcontracted Provider subsequently fails to meet licensure criteria, or if a provider subcontract is being terminated or suspended, the Contractor shall notify the RBHA within five (5) days of learning of the deficiency or of deciding to terminate or suspend.

          j. The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with eligible or enrolled persons regarding behavioral health care, medical needs, and treatment options, even if the needed services are not covered by the Contractor.

          k. The Contractor shall monitor timely accessibility for routine and emergency services for Title XIX and Title XXI enrolled persons requiring emergency services.

          l. The Contractor shall have sufficient numbers of providers including licensed medical professionals and clinician personnel to fulfill the requirements outlined in this Subcontract including, but not limited to, clinicians completing assessments, clinicians completing ALFAs, clinicians designated as Primary Clinicians and medical professionals to provide psychiatric services.

     5.   Network Standards.

          a. The Contractor is responsible for maintaining a provider network with sufficient capacity at all times to meet the needs of enrolled/assigned persons. The specifications below are minimum network requirements, and do not necessarily represent sufficient capacity as required by this Subcontract. The Contractor may need to exceed these minimum requirements to comply with the terms of this Subcontract. At minimum, the provider network shall include the following staff and services:

               i. One behavioral health professional or provider within the provider network with expertise in each of the following areas:

                    . Physical and sexual abuse treatment (adults and children);

                    . Sexual offender assessment and treatment (adults and children);

Final Jun 6-01
Effective 7-01-01                   Page 77

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    . co-occurring mental illness and substance abuse/dependence (adults and children);

                    . dual diagnoses of behavioral health disorder and developmental disability (adults and children);

                    .    eating disorders (adults and children);

                    . assessment and treatment of PTSD and dissociative disorders (adults and children);

                    . assessment and treatment of persons under the age of three (children);

                    . assessment and treatment of persons over the age of 65 (adults);

                    . specialized therapy for borderline personality disorders; and (adult)

                    .    cognitive/behavior therapy (adults and children);

               ii. Sufficient psychiatrists, certified nurse practitioners, or physician assistants to meet the requirements specified in Section M., Appointment Standards.

               iii. A board certified or board qualified psychiatrist shall be available to each intake site, 24 hours per day, 7 days per week for consultation to the clinical staff regarding member-related clinical issues.

               iv. Access to at least one (1) psychiatrist who is board certified/board qualified in child and adolescent psychiatry.

               v. A Primary Clinician to who each enrolled member is assigned. He/she is responsible for providing active treatment and/or ensuring that active treatment is provided in accordance with Section Q., Active Treatment and Continuity of Care (Primary Clinician).

               vi. A ratio of 1 to 100 is the preferred maximum number of enrolled members assigned to a Primary Clinician for Title XIX Adults with general mental health/substance abuse/dependence issues, Title XIX Children, and all persons with Serious Mental Illness.

               vii. Staff performing initial assessments must meet the
                    requirements outlined in Section K., Initial Assessments.

               viii. Availability of Covered Services for non-English speaking members and their families.

               ix. The Contractor shall have the ability to hospitalize members when medially necessary through the use and establishment of subcontracts with multiple inpatient facilities.

               x. All other Covered Services shall be sufficiently accessible to enrolled persons in accordance with Section M., Appointment Standards.

     6.   Designated Service Provider.

          The Contractor shall function as the Designated Service Provider for the following rural geographic subdivisions (see Attachment 3, Geographic Subdivisions in GSA 5):

          a.   Marana - Subdivision B and Ba, which includes

               i.   Marana;

Final Jun 6-01
Effective 7-01-01                   Page 78

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               ii.  Saguaro;

               iii. Silver Bell;

               iv.  Avra Valley;

               v.   Rillito;

               vi.  Cortaro; and

               vii. Catalina.

          As a Designated Service Provider, the Contractor will maintain a physical presence in each rural subdivision indicated above throughout the term of this Subcontract.

C.   PROVIDER NETWORK MANAGEMENT:

     The RBHA's network management philosophy is based on the premise that all mandated and appropriate behavioral health and rehabilitation support services will be of high quality and provided in a culturally competent manner, in the least restrictive environments, accessible to all populations and sensitive to consumer choice.

     The Contractor's provider network shall be designed to meet the minimum network standards as described in Section B., Minimum Network Standards, and assure accessibility and availability of services provided by qualified professional staff.

          a. The Contractor shall allocate staff in the various administrative and clinical areas to:

          b. Maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements; and

          c. Attend and actively participate in regularly scheduled meetings, workshops and committees for representation and input in the RBHA network management activities.

          d. The Contractor must maintain a continuum of care, which provides all Covered Services for the populations served. The continuum of care may be provided directly or through contractual arrangements with qualified providers (Subcontracted Providers). The Contractor shall:

     1. Credential and re-credential independent licensed practitioners and staff in accordance with RBHA policy, inclusive of age-specific and population-specific competencies;

     2. Credential and re-credential Subcontracted Provider agencies in accordance with RBHA policies and procedures;

     3. Communicate with Subcontracted Providers regarding Subcontract requirements and program changes;

     4. Monitor and maintain Subcontracted Provider compliance with RBHA, and ADHS/DBHS policies and rules;

     5. Ensure service accessibility, including monitoring the adequacy of its appointment processes; and

     6. Ensure the delivery of Covered Services and quality care throughout the provider network.

     7.   The Contractor shall ensure that:

Final Jun 6-01
Effective 7-01-01                   Page 79

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     8. Utilization management activities are adopted and followed, including completion of certification of need (CON) for hospitalization, prior authorization and standards related to medical necessity of services;

     9. Capacity to serve eligible and enrolled persons of non-dominant culture and ethnicity is demonstrated;

     10. Unnecessary use of emergency departments and urgent care centers is reduced;

     11.  Use of jail and detention centers is reduced;

     12. Network capacity is monitored continuously to ensure that there are sufficient qualified providers to serve the number and specialized and of enrolled persons and to ensure member choice of qualified providers; and

     13. Member choice is available to populations served, through the establishment of linkages with qualified professionals and other available resources.

     14. The Contractor shall develop a provider network and implement provider selection, licensure, certification and credentialing criteria, subject to RBHA approval, in accordance with this Subcontract and consistent with all State and Federal policies, regulations and requirements.

     15. The Contractor may choose to provide Covered Services within their own facilities or programs or through contractual arrangements with qualified providers. All subcontracts developed by the Contractor for the delivery of Covered Services shall meet the requirements outlined in Section C. General Requirements, paragraph 10., Subcontracts and Assignments.

D.   GENERAL RESPONSIBILITIES:

     The Contractor shall be responsible for the following:

     1. Contractor agrees to adhere to RBHA managed care philosophy and principles as described in the RBHA policies and procedures.

     2. Contractor shall coordinate the provision of Covered Services to members by a) counseling members and their families, when clinically appropriate, regarding member's behavioral care needs; b) developing or arranging for the development of individual service plans per AHCCCS and ADHS guidelines; c) initiating referrals of members for specific Covered Services; and d) coordinating benefits with Other Insurance Carrier (OIC).

     3. Contractor shall establish and maintain a community-based governing or advisory board for local decision-making and input into service delivery.

E.   CRISIS SERVICES.

     1. The RBHA is responsible for ensuring that Crisis Services are provided for eligible persons and enrolled persons who are at imminent risk of decompensation, relapse, hospitalization, risk of harm to self or others, or loss of residence due to a behavioral health condition. Services must be designed for crisis prevention, intervention and resolution in the least restrictive environment possible, consistent with need and community safety.

     2. The RBHA funds a Community-wide Crisis Provider in Pima County that delivers a range of crisis services to eligible persons and enrolled members 24 hours a day, 7 days a week. Although the Contractor is not expected to duplicate the range of services provided by the Community-wide Crisis Provider, as an Intake provider, the Contractor is expected to respond appropriately to eligible, but non-enrolled persons in crises, who may call or present as a walk-in at intake sites.

Final Jun 6-01
Effective 7-01-01                   Page 80

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          . The Contractor is also responsible for developing a 24-hour a day/7-day a week response-capability for crisis or urgent situations for their enrolled members. The Contractor is responsible for ensuring that enrolled members are instructed on how to access crisis services whether at the provider sites or through the Pima County Community-Wide Crisis Provider. This information shall be given to the member in writing along with the name of the Primary Clinician assigned to him/her. For members receiving case management services, crisis phone services and a site for walk-in services must be available through the At-Risk Provider network. These crisis intervention services may be provided directly by the Contractor or through subcontract(s). Regardless of method for provision of crisis services, the member must have easy access to intervention for the crisis/urgent situation in compliance with all appointment standards (See Section M., Appointment Standards).

          . Crisis Prevention. The Contractor shall participate with CPSA to develop and implement strategies to provide members with current, consistent information on behavioral health, wellness and treatment, as well as how best to access and obtain necessary services.

     3. House Bill 2003: HB 2003 provides increased funding for the behavioral health system for housing and recovery support services for adults with serious mental illness, including those with co-occurring disorders (SMI and substance abuse) and for behavioral health services to children and families served through ADES, AOC and ADJC. Contractor shall adhere to the program and reporting requirements of HB2003, the ADHS approved RBHA plan for these funds, and in accordance with
          Schedule II-C, HB 2003 Scope of Work as attached.

     4. Member Assignment: Member assignment to the Contractor shall be based upon member choice, geographic location, and on a proportional assignment procedure as described in RBHA policies and procedures. Assignment of members to the Contractor shall be at the sole discretion of RBHA based on the RBHA polices and procedures. The RBHA shall assign members to the Contractor in an equitable manner taking into account the Contractor's capacity. The RBHA may adjust the Contractor's capacity based upon contract performance or QM findings at its discretion. The Contractor must accept enrollment of all members assigned to the Contractor by the RBHA for Covered Services. Network assignments will be in accordance with the RBHA's Enrollment and Assignment Policy and Procedure and will not be limited by the capacity assigned to the Contractor

          Members may change their assigned At-Risk Provider at the discretion of the RBHA based upon established criteria and guidelines in RBHA Policies and Procedures. The Contractor will facilitate the transfer of clinical information according to RBHA Policies and Procedures.

          The Contractor shall accept responsibility programmatically and financially as of the date of the member's assignment to the Contractor, which shall occur upon the complete transfer of the member's clinical information.

     5. Member Disenrollment & Closure: Quarterly, the RBHA will review the eligible members assigned to the Contractor and the members' associated service encounters. If, upon review, the number of enrolled members assigned to the Contractor who do not have a service encounter for a 60 day period exceeds 10% of the Contractor's disenrollments for the given month, the Contractor will be penalized. The penalty may be up to the number of members identified by the RBHA as requiring disenrollment multiplied by the fund specific case rate. This penalty will be deducted from the next month's capitation payment.

Final Jun 6-01
Effective 7-01-01                   Page 81

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     6. Arizona State Hospital (ASH): Contractors who serve Title XIX/XXI children shall be financially responsible for their assigned Title XIX/XXI covered children and adolescents admitted to the Arizona State Hospital (ASH) for medically necessary inpatient services.

          The Contractor will be responsible for authorization of bed days for currently assigned members admitted to ASH and the Contractor shall perform concurrent review to assess for medical necessity of admissions within seven (7) days of notification of the hospitalization. At regular intervals thereafter (not to exceed every thirty (30) days), the Contractor shall continue to perform utilization management reviews to assess for medical necessity of continued stay. The Contractor shall use medical necessity criteria established by ADHS and the RBHA for these reviews and shall thoroughly document these utilization management reviews. If the Contractor wishes to use other medical necessity criteria, it must first be reviewed and approved by the RBHA Medical Director.

          The Contractor will be responsible for providing case management services to assigned non-forensic ASH clients in accordance with applicable RBHA, ADHS/DBHS policies, AHCCCS regulations and requirements and will cooperate with the RBHA's efforts to coordinate care and plan for discharges for assigned members under forensic admission.

     7. Teleconferencing: Unless a written waiver exempting the Contractor from participating in the teleconferencing network is issued by the RBHA, the Contractor is expected to fully participate in the teleconferencing network to increase and enhance clinical and health promotion services to members and to increase training opportunities for staff. The Contractor shall meet all of the terms and conditions of the RBHA teleconferencing network as stipulated in the teleconference agreement between the RBHA and the Contractor.

F.   PLANNING

     Planning is at the cornerstone of service delivery and occurs through partnerships between CPSA and its providers.

     1.   The Contractor shall:

          a. Have a defined planning process, including an identified staff member who is responsible for both coordinating planning activities and interfacing with CPSA in its planning process.

          b. Address the internal and external aspects of service delivery within its network incorporating, at a minimum, input from staff, enrolled members, and community stakeholders.

          c. Take an active role in identifying and describing the issues impacting various populations and communities.

          d. Use a variety of information and strategies in its planning process, including, but not limited to, analysis and /or assessment of the following:

               i.   member satisfaction surveys;

               ii.  stakeholder satisfaction surveys;

               iii. needs of potential enrollees;

               iv.  member outcomes;

               v.   accessibility of services;

Final Jun 6-01
Effective 7-01-01                   Page 82

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               vi.  data system issues;

               vii. internal communication issues; and

               viii. staff turnover rates.

G.   STAFF FUNCTION REQUIREMENTS

     1. The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all contractual requirements.

          a. The Contractor shall employ staff persons with adequate time designated to carry out the required functions outlined below.

          b. With the exception of Medical Director, staff fulfilling these functions may have various job titles, but job descriptions must include the functions outlined below.

     2. Medical Director: The Contractor shall designate a Medical Director who shall be available on a continuing basis to work with the RBHA medical staff to ensure administration and delivery of high quality, medically appropriate care include care provided by Subcontracted Providers.

          a. Contractor shall have a qualified psychiatrist who serves as the Medical Director of the network. "The Medical Director shall have ultimate clinical authority, but must function as a collaborator and team member, both with the administration and with clinicians or other disciplines, in order to be maximally effective in accomplishing the goals and functions of the position." (Adapted from APA Guidelines for Psychiatric Practice in State and Community Psychiatry Systems, 1993).

          b. The Medical Director shall have sufficient time to perform both clinical and administrative duties. Administrative duties include, but are not limited to, attendance at required meetings convened by the RBHA and ultimate authority for ensuring psychiatric oversight in:

               i. Emergency Services. Review of all dispositions through a defined protocol.

               ii. Acute Care Services. Admissions and discharge decisions, level of care determinations, direct supervision of care, and denial of requested services based on established medical necessity criteria as established by the RBHA.

               iii. Outpatient and Residential Services. Participation and
                    leadership in regular interdisciplinary team case reviews, including review and signature of treatment plans and Individual Service Plans that address the entire spectrum of bio-psychosocial needs of members.

               iv. Other medical care delivery and coordination with member's primary care physician.

               Additional duties include:

               i. Development of job descriptions for provider psychiatrists, nurse practitioners and physician assistants.

               ii. Assuring the adequacy of psychiatric staffing to meet member's needs in a timely and clinically safe manner.

               iii. Recruitment and supervision of provider psychiatric staff.

               iv.  Staff training.

Final Jun 6-01
Effective 7-01-01                   Page 83

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               v. Involvement in the quality management and utilization management processes of the Contractor.

               vi. In conjunction with other provider Medical Directors and the RBHA Medical Director, development and refinement of standards of practice for psychiatric services in each program or level of care, medical and psychiatric evaluation, treatment protocols, level of care criteria, admission and discharge criteria, documentation standards for psychiatric providers.

               vii. Involvement in the grievance and appeal process.

               viii. Involvement in the Title 36 process, including the
                    assurance that psychiatric providers will be available for required testimony and court appearances in any and all Title 36 proceedings.

               ix. Assurance of ongoing coordination of care of members confined to the Arizona State Hospital (ASH).

          c. Criminal Justice Liaison (for Adult Contractors only): Contractor shall appoint a Criminal Justice Liaison to interact and coordinate with the RBHA on behavioral health issues regarding members in jail in accordance with ADHS and RBHA policies and procedures regarding this population.

               i. The Contractor shall perform intakes and evaluations and coordinate discharge planning for all RBHA members in jail who are assigned to the Contractor.

               ii. The Contractor shall participate in all jail diversion initiatives coordinated by the RBHA.

               iii. (For GSA 5 Children's Contractors only) The Contractor will coordinate with the Tobacco Tax Project: RBHA/Juvenile Court Collaboration for those children who are in Pima County Juvenile Court Center and are in need of Behavioral Health services.

          d. Title 36 (for Adult Contractors) and Title 8 (for Children's Contractors) Involuntary Commitment Liaison: Contractor shall appoint a Title 36 and Title 8 Involuntary Commitment Liaison for all covered populations to coordinate with the County Attorneys or Attorney General regarding commitment procedures initiated on Contractor-assigned members. Contractor shall also agree to supervise any court ordered outpatient treatment of assigned members.

          e. Arizona State Hospital (ASH) Liaison: The Contractor shall appoint an ASH Liaison for all covered populations who has the authority to commit resources of the Contractor in finalizing discharge planning for its enrolled members in ASH. Other duties of the assigned ASH Liaison can be found in Section S., Coordination of Care.

          f. Special Populations: The Contractor shall be responsible for identifying a contact person for each Special Population, in addition to those listed above. These populations include the following:

               i.   Dually Diagnosed Developmentally Disabled adults;

               For Children's Contractors only:

               i. Hodges v. Bishop children in Residential Treatment Center placement and Seriously Emotionally Handicapped children;

Final Jun 6-01
Effective 7-01-01                   Page 84

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               ii.  Children assigned to ADES/CPS;

               iii. Children assigned to AOC;

               iv.  Children assigned to ADES/DDD; and

               v.   Children assigned to ADJC.

               The contact person shall interact with the RBHA staff member assigned to each population.

          g. Vocational Rehabilitation Liaison (for Contractors to persons with SMI): Contractor shall appoint a Vocational Rehabilitation Liaison to interact and coordinate with RBHA Vocational Rehabilitation Specialist on behavioral health issues regarding enrolled members in vocational services and compliance with RBHA policies and procedures.

               i. Contractor agrees to comply with the terms and conditions of the Arizona Department of Economic Security (ADES) Interagency Service Agreement (ISA) between Rehabilitation Services Administration (RSA) and ADHS/BHS and with policies and procedures established by the RBHA and ADES/RSA supporting the ISA.

               ii. The Contractor agrees to report on the status of identified members' employment and level of services provided, upon request.

          h. Housing Liaison (for Contractors to persons with SMI): Contractor shall appoint a Housing Liaison to interact and coordinate with the RBHA Housing Specialist on any and all issues regarding consumer rights, fair housing and compliance with RBHA housing policies and procedures.

               i. The designated housing liaison of the Contractor shall work closely with the RBHA Housing Specialist to ensure that members in the Contractor-funded or RBHA housing programs receive decent, safe and affordable housing.

               ii. The Contractor agrees to abide by the rules, regulations, guidelines of any housing program through the RBHA in which the Contractor is involved.

          i. Quality Management (QM)/Utilization Management (UM): The Contractor shall designate an appropriately qualified person to oversee its QM/UM functions both internally and externally, and to represent the Contractor by attending monthly QM meetings and quarterly UM meetings facilitated by the RBHA. The Contractor shall maintain the key tenets of a QM and UM program, including key functions of Performance Improvement in accordance with the Joint Commission of Accreditation of Heath Care Organizations (JCAHO). The Contractor's approach to improving its performance shall include the following essential processes:

               iii. Designing processes;

               iv.  Monitoring performance through data collection;

               v.   Analyzing current performance; and

               vi.  Improving and sustaining improved performance.

          j. Teleconferencing: The Contractor shall designate a staff member with sufficient time allocated to be responsible for the coordination of the telecommunications system, in conjunction with the RBHA Communications and Information Specialist. This shall include the expertise to oversee the scheduling the teleconferencing

Final Jun 6-01
Effective 7-01-01                   Page 85

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               equipment and troubleshooting technical difficulties during teleconferenced meetings or sessions.

          k. Planning: The Contractor shall identify a staff member who is responsible for both coordinating planning activities and interfacing with the RBHA in its planning process. Activities include, but are not limited to, participation in meetings or community input activities, compiling data or survey instruments required by the RBHA or ADHS/DBHS, and submitting required reports to the RBHA for the purposes of system-wide services planning.

          l. Contract Administration: The Contractor shall assign a staff member to coordinate the contract administration functions including, but not limited to, contract development and negotiation, provider credentialing and re-credentialing activities, provider registration requirements, attendance at quarterly contracts meetings, oversight of the provider network, and to act as a liaison with RBHA contracts staff.

H.   STAFF TRAINING

     The RBHA is committed to the development of a well-trained and highly skilled workforce in the pursuit of continual improvement of the behavioral health system. Coordination with and participation in CPSA's Training Plan provides a foundation for building clinical, administrative and other skills that are essential for effective provision of services.

     1. The Contractor shall follow training guidelines set forth in RBHA policies and procedures and A.A.C. Title 9, Chapters 20 and 21.

     2. The Contractor shall ensure that all staff and Subcontracted Provider staff have appropriate training, education, experience, and orientation necessary to fulfill the requirements of their position. In relation to both training and staff orientation the Contractor shall maintain documentation of clinical staff attendance at all required RBHA training including, but not limited to:

          a.   use of required assessment tools;

          b.   behavioral health record documentation requirements;

          c.   confidentiality;

          d.   grievance and appeals;

          e. best practices in the treatment and prevention of behavioral health disorders;

          f.   operation description of the RBHA provider system;

          g. case management training for persons responsible for case management functions;

          h. information on any operational manuals or IGAs currently in force;

          i.   RBHA policies and procedures; and

          j.   fraud and abuse.

     3. The Contractor shall develop and Annual Training Plan which includes the mechanism for how the Contractor will meet the training requirements outlined above, as well as how the Contractor will develop and implement their own training on the following issues:

          a.   staff training requirements that meet licensure standards;

Final Jun 6-01
Effective 7-01-01                   Page 86

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. staff orientation, including Member Rights, Confidentiality, Ethics, and Title 9;

          c.   cultural awareness;

          d.   sexual harassment;

          e. population and age specific training requirements that certify that an individual is a specialist in a given area;

          f.   psychotropic medications and side effects;

          g.   behavior management;

          h.   ethics;

          i.   life skills training;

          j.   first aid and CPR;

          k.   fire, safety, and emergency procedures; and

          l.   infection control.

     4. The Contractor shall complete an Annual Training Report documenting how the requirements outlined in their annual training plan were met for the prior fiscal year.

I.   ADULT SERVICES

     1. SMI Regulations. If and to the extent that this Subcontract involves the provision of services to those who are seriously mentally ill, the RBHA and the Contractor agree to comply with all provisions of Arizona Administrative Code Title 9, Chapter 21, Mental Health Services for People with Serious Mental Illness, as defined in A.R.S. (S)36-550, as well as any other rules and regulations required by ADHS.

          If and to the extent that this Subcontract involves the provision of services to those who are indigent seriously mentally ill and who are residents of Maricopa County, Arizona, the RBHA and the Contractor agree to the terms, provisions and conditions set forth in Attachment 8 Arnold v. Sarns hereto.

     2. SMI Determinations. Referrals for SMI determinations shall be processed within the timeframes established by A.A.C., Title 9, Chapter 21 and the RBHA's policy and procedure governing SMI determination.

     3. Housing Services. Persons with Serious Mental Illness (SMI) and those with addictive disorders require stability and permanence in their lives to cope with their illness and to improve their functioning level. The goal for housing services is to ensure a continuum of care that offers opportunities for assistance for low-income eligible members to achieve the highest possible level of independent living and self-sufficiency. The RBHA Housing Specialist works toward this goal in conjunction with the designated Housing Liaison for the Contractor, to tailor housing services to meet the unique needs of members.

          The Contractor shall participate in the following activities:

          a. With the assistance of the RBHA Housing Specialist, develop a Housing Plan that indicates compliance and cohesion with the RBHA's Housing Plan.

          b. Deliver housing services in accordance to HUD requirements, when appropriate.

Final Jun 6-01
Effective 7-01-01                   Page 87

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          c. Provide and supervise a variety of housing services in accordance with the appropriate level of care needed by the member. The options include, but are not limited to:

               i.   Apartment/housing sharing;

               ii.  Equity ownership'

               iii. Rental assistance; and

               iv.  Level II therapeutic group home.

          d.   Provide recovery support services to members in housing units.

          e. Provide collaboration with other Contractors, if applicable, to assure consistent and smooth transition of housing participants and to manage the wait list.

          f. Assurance that the co-payment for housing services is in accordance with RHBA policies and procedures.

     4. Vocational Services. In compliance with the ISA between ADHS/DBHS and ADES/RSA, the Contractor shall :

          a. Ensure that enrolled members are made aware of vocational options and how the access vocational programs.

          b.   Allocate space and other resources for Vocational Rehabilitation
               (VR) counselors/employment specialists working with enrolled members who are SMI.

          c. Collaborate with VR counselors and/or employment specialists in the development and monitoring of employment goals, and ensure that all related vocational activities are documented in the primary behavioral health record.

          d. Ensure the designated Vocational Liaison (refer to Section G., Staff Functions, paragraph g. above) works with the RBHA Vocational Rehabilitation Specialist, RSA Region 2 staff and Community Rehabilitation Providers to design and implement systems for referral and assessment, early vocational services, vocational rehabilitation services and extended employment support services.

          e. Work in partnership with the RBHA, RSA Region 2 and Community Rehabilitation Providers to collaboratively provide vocational rehabilitation services to persons with SMI.

     5. Health Promotion. Health promotion programs target members enrolled in treatment services by enhancing mental and physical health, contributing to self-management, recovery, psychosocial rehabilitation and the prevention of relapse.

          Promoting mental and physical health for enrolled members can improve members' responses to treatment, facilitate independence and promote recovery and self-empowerment. By enhancing members' mental and physical well being, health promotion may reduce the need for future treatment services, thereby optimizing the use of behavioral health resources.

          The Contractor shall:

          a. Identify ways to incorporate Health Promotion services into current programs, and implement services in a manner which best serves members;

Final Jun 6-01
Effective 7-01-01                   Page 88

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. Designate a liaison to serve as a primary contact to the RBHA in regard to Health Promotion. Coordinate and assess all activities with the CPSA Health Promotion Work Group; and

          c. in cooperation with the RBHA, participate in awareness activities that lead to education of communities and families towards identification and treatment of behavioral health disorders.

     6. Recovery Support including Psychosocial Rehabilitation. Recovery is defined as a process by which an individual with persistent, possibly disabling disorder, recovers self-esteem, self-worth, pride and dignity and meaning through acquiring increasing ability to maintain stabilization of the disorders, by developing symptom management skills, and the capacity to maximize functioning within the constraints of the disorder.

          While recovery support is essential for all members receiving treatment in the behavioral health system, the RBHA recognizes that psychosocial rehabilitation is the cornerstone of recovery for individuals experiencing both mental health and substance abuse disorders. Those individuals with co-occurring disorders and those SMI members participating in housing services will be targeted priorities for recovery support/psychosocial rehabilitation/health promotion services.

          a. Psychosocial rehabilitative activities shall address at least the following, which include both treatment and health promotion issues:

               i. The member must be actively involved in all phases of his/her care.

               ii. If the member is hampered by an environment which is insensitive to disability, the member is assisted to manage the environment and efforts are made to change the environment to one compatible with the member's needs.

               iii. Member experiences foster hope, optimism and recovery.

               iv. All member needs are addressed including vocational rehabilitation, recreation, social support and medication.

               v. An ongoing commitment is needed to the recovery process through support, treatment and education.

          b.   The Contractor shall:

               i. Develop a model for psychosocial rehabilitation that follows a recovery model and includes the four components defined below:

                    . Community living skills which are the learned abilities that individuals need to function independently in the community and may include shopping, home and personal care, and managing finances;

                    . Interpersonal skills which are those the individual needs to behave appropriately in a variety of social settings including school, work and family and may include managing conflict with others, behaving in an assertive manner, and making and maintaining friendships and other significant relationships.

                    . Personal support networks which reinforce relationships and create positive physical and emotional support to the member through work, school, family, neighbors and friends; and

Final Jun 6-01
Effective 7-01-01                   Page 89

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    . Supportive counseling which is the composite of all the formalized interactions from provider agencies that facilitate the member's existing skills and offer encouragement toward further development. Assistance with modifications to the external environment includes provision of physical supports that enhance recovery.

               ii. Integrate the psychosocial rehabilitation model into the active treatment program of enrolled members and document the specific approach and activities in the treatment plan.

               iii. Ensure that staff is trained in recovery support and the delivery of psychosocial rehabilitation services.

J.   CHILDREN'S SERVICES

     1. Children's IGAs: Contractor and its Subcontracted Providers who provide services to children must comply with the DES, DDD, ADJC, DOE and AOC IGAs and submit applicable monthly or quarterly updated progress reports as required to the appropriate State agency. The Contractor shall ensure that a copy of such report(s) are filed in the child's clinical record.

     2. Children Turning 18 Years of Age: Contractor and its Subcontracted Providers are responsible for following the RBHA policy and procedures for Children turning 18 and transferring to the Adult services system.

     3. SEH Children: In accordance with Hodges v. Bishop, if a child is determined by the home school district to need residential placement in an RTC for special education purposes, it is the responsibility of the Contractor to facilitate a RTC placement. The RTC placement must occur within fifteen (15) days of the development of the child's Individual Education Program (IEP) if the IEP includes a decision to place. Discharge from the RTC is contingent upon the IEP in accordance with the home school district. The Contractor must comply with the Seriously Emotionally Handicapped (SEH) disclosure reporting requirements, as requested by the RBHA.

          The Contractor must identify all new enrollees who are Seriously Emotionally Handicapped (SEH) children. These are children who have an Individual Education Program (IEP) in their home school district. These children will be identified at time of intake, using the designated indicator in the intake packet, which is submitted to the RBHA.

          For each SEH identified child, the Contractor must have an Arizona Department of Education (ADE) Letter signed by the school special education department to utilize SEH funds. This letter must be filed in the child's clinical record and will act as verification that the child is entitled to use SEH funds for treatment services.

          SEH services shall be provided to non-Title XIX Children equal to the amount of SEH funding identified in the SEH Disclosure Report issued by the RBHA. Contractor shall develop and implement at least one special program that is designed to identify, enroll and provide services to school-based SEH children.

     4. School-based Services: Contractor shall provide school-based services for Title XIX and non-Title XIX Children.

     5. J.K. vs. Allen: The State-wide class action lawsuit filed against the ADHS/DBHS and AHCCCS on behalf of all Title XIX eligible children in need of or receiving behavioral health services in Arizona has been settled. The Contractor is required to cooperate with the efforts

Final Jun 6-01
Effective 7-01-01                   Page 90

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          of ADHS/DBHS, AHCCCS ,and the RBHA to implement any program or service changes as stipulated by the J.K. Settlement Agreement.

     6.   Single Purchase of Care (SPOC) Contract.

          For those Contractors who are also a contractor under the Single Purchase of Care (SPOC) contract, Contractor agrees to abide by all the terms and conditions set forth in the SPOC Contract, with the exception of Schedule I: RBHA Compensation of Section 6: Compensation and Reporting Requirements, in which case the Contractor shall comply with Paragraph N., Method of Compensation, below.

     7.   Group Homes For Juveniles.

          The Contractor shall comply with A.R.S. Title 36, Chapter 10, as it applies to group home services that are either provided directly by the Contractor or provided through a subcontract arrangement with a group home provider. The Contractor shall include the following minimum provisions as part of its subcontract (s) with group home providers and is responsible for monitoring group home providers to ensure that these provisions are implemented:

          a.   Definitions:

               i. "Contract Violation" means a licensing violation or a failure of the group home to comply with those provisions of this Subcontract.

               ii. "Contracting Authority" means the Regional Behavioral Health Authority or the State agency or division, office, section bureau or program that is responsible for the administration and monitoring of contracts with group homes.

               iii. "Group Home" means a residential facility that is licensed to serve more than four minors at any one time and that is licensed by the department of health services pursuant to A.R.S. Title 36, Chapter 4 or Section 36-591, Subsection b or by the Department of Economic Security pursuant to Title 8, Chapter 5, Article 1 and that provides services pursuant to a contract for minors determined to be dependent as defined in Section 8-201 or delinquent or incorrigible pursuant to Section 8-341, or for minors with developmental disabilities, mental health or substance abuse needs. Group home does not include hospitals, nursing homes, child crisis and domestic violence shelters, adult homes, foster homes, facilities subject to any transient occupancy tax or behavioral health service agencies that provide twenty-four
                    (24) hours or continuous physician availability.

               iv. "Licensing Authority" means the State agency or its division, office, section, bureau or program that is responsible for licensing group homes.

               v. "Licensing Violation" means a determination by the licensing authority that the group home is not in compliance with licensing requirements as prescribed in statute or rule.

               vi. "Neighbor" means a person residing within a quarter of a mile radius of the group home.

               vii. "Resident" means any person who is placed in a group home pursuant to a (sub)contract with a contracting authority.

          b.   General Requirements:

Final Jun 6-01
Effective 7-01-01                   Page 91

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               i. The group home shall provide a safe, clean and humane environment for the residents.

               ii. The group home is responsible for the supervision of the residents while in the group home environment or while the residents are engaged in any off-site activities organized or sponsored by and under the direct supervision and control of the group home or affiliated with the group home.

               iii. All group home providers shall be licensed by either the
                    Department of Health Services or the Department of Economic Security.

               iv. The award of a group home contract by the Contractor is not a guarantee that members will be placed in the group home.

               v. A license violation by the group home provider that is not corrected pursuant to this section may also be considered a contract violation.

               vi. State agencies, RBHAs and the Contractor may share information regarding group home providers. The shared information shall not include information that personally identifies residents of group homes.

               vii. A group home's record of contract violations and licensing violations may be considered by the Contractor, the RBHA or ADHS/DBHS when it evaluates any requests for proposals or in the credentialing/recredentialing process.

          c.   Contract Remedies/Sanctions:

               i. A schedule of financial sanctions in an amount of up to $500.00 per violation that the Contractor, after completing an investigation, may assess against the group home provider for a substantiated contract violation defined as a licensing violation or a failure of the group home to comply with those provisions of its subcontract relating to paragraphs a, b, c of the previous section, relating to the health, care or safety of a member or the safety of a neighbor. A financial sanction may be imposed for a contract violation related to the safety of a neighbor only if the conduct that constitutes the violation would be sufficient to form the basis for a civil cause of action from damages on the part of the neighbor whether or not such a civil action has been filed. These sanctions may be imposed by either deducting the amount of the sanction from any payment due or withholding future payments. The deduction or withholding may occur after any hearing available to the group home provider.

               ii. The Contractor may remove members from the group home or may suspend new placements to the group home until the contracting violation(s) is corrected.

               iii. The Contractor's right to cancel the Subcontract.

               iv. A person may bring a complaint against any state agency that violates this section pursuant to A.R.S. Title 36, Section 41-1001.01. In addition to any costs or fees awarded to a person resulting from a complaint of violation of this section, the state agency shall revert the sum of $5,000 from its General Fund operation appropriation to the state treasury for deposit in the State General Fund for each violation that is upheld by an administrative law judge or hearing officer. The state agency may impose a sanction against the RBHA, who in turn may imposed a sanction against the Contractor, equal to the amount of the sanction and any costs or fees awarded to the person as a

Final Jun 6-01
Effective 7-01-01                   Page 92

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    result of a complaint of violation of this section. The legislature shall appropriate monies that revert under this section for a similar program that provides direct services to children.

          d.   Notification Requirements:

               i. Within ten (10) business days after the Contractor receives a complaint relating to a group home, the Contractor shall notify the Provider and the RBHA and either initiate an investigation or refer the investigation to the licensing authority. If any complaint concerns an immediate threat to the health and safety of a member, the complaint shall be immediately referred to the licensing authority. If the Contractor determines that a violation has occurred, it shall:

                    . Notify all other contracting authorities of the violation.

                    . Coordinate a corrective action plan to be implemented within ninety (90) days.

                    . Require the corrective action plan to be implemented within ninety (90) days.

               ii. If a licensing deficiency is not corrected in a timely manner to the satisfaction of the licensing authority, the Contractor may cancel the Subcontract immediately on notice to the Provider and may remove the members.

K.   FINANCIAL VIABILITY

     The Contractor shall meet the following financial viability criteria, applying Generally Accepted Accounting Principles (GAAP), within 30 days prior to the effective date of the Subcontract with the RBHA. If the Contractor cannot meet the financial viability criteria the Contractor shall post a performance bond as described below in Section L., Performance Bond Requirements.

     1. Current Ratio: Current assets divided by current liabilities shall be equal to or greater than 1:1.

     2. Defensive Interval: Defensive Interval measures the At-Risk Provider's survivability in the absence of external cash flows. The required Defensive Interval is thirty (30) days and is based on the following required calculation:

                            (Cash + Cash Equivalents)
                  ---------------------------------------------
                  (Operating Expenses - Non Cash Expense Items)
                         [Period Being Measured in Days]

     3.   Maintenance of Minimum Capitalization:

          a.   Total net assets or stockholders' equity,

               i. less the value of any performance bonds funded on the balance sheet;

               ii.  less net depreciable assets;

               iii. less all reserve requirements;

               iv. less projected loss from the balance sheet dated through June 30, 2001;

               v. plus projected surplus from the balance sheet dated through June 30, 2001;

Final Jun 6-01
Effective 7-01-01                   Page 93

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               shall be equal to or greater than one hundred percent (100%) of the monthly payments paid to the Contractor based on the annual Subcontract award amount.

          b. The Contractor is required to maintain these thresholds and shall demonstrate compliance on a monthly, quarterly, and annual basis.

          c. The Contractor not meeting the above minimum financial viability criteria must submit a plan that details when these standards will be met. The RBHA reserves the right to require the procurement of a performance bond should the Contractor fail to meet and maintain the financial viability criteria.

L.   PERFORMANCE BOND REQUIREMENTS:

     1. A Contractor who fails to meet the financial viability criteria established above will be required by the RBHA to post a performance bond equal to one monthly payment less pharmacy withhold. The performance bond shall be of a standard commercial scope issued by a surety company doing business in the State of Arizona, an irrevocable letter of credit, or a cash deposit. The performance bond shall be in a form acceptable to the RBHA and shall be payable to the RBHA. In the case of an irrevocable letter of credit, the letter shall be issued by:

          a. A bank doing business in Arizona and insured by the Federal Deposit Insurance Corporation, or

          b. A savings and loan association and insured by the Federal Savings and Loan Insurance Corporation, or

          c. A credit union and insured by the National Credit Union Administration.

     2. A line of credit cannot exceed fifty percent (50%) of the total performance bond and all securities used for the purposes of funding the performance bond must be backed by the United States Government within thirty (30) days of change.

     3. All performance bonds need to be capitalized and paperwork completed and delivered to the RBHA by close of business, August 1, 2001. The RBHA shall have up to 180 days to release the performance bond upon the termination or conclusion of this Subcontract Agreement.

     4. If, at any time during the contract term, the performance bond requirement changes by 10% or more due to an adjustment in the contracted net case rate payment, the Contractor will be required to adjust the performance bond to equal 100% of one month's revised net case rate payment within thirty (30) days.

M.   PHARMACY POOL

     In order to determine the pharmacy withhold amount, the RBHA applies the most current pharmacy cost data against the gross case rate payment. Once the actual pharmacy cost data is received for each respective month, the applied withhold for that month will be compared to the actual pharmacy costs for that month and an adjustment made to zero out any variances. Any variance (+/-) is applied as part of the current month's pharmacy withholds.

     The RBHA will pay the contracted Third Party Pharmacy Administrator on a bimonthly basis for all pharmacy costs related to members from the respective At-Risk Provider withhold amounts.

N.   METHOD OF COMPENSATION

     1. Case Rate: On a monthly basis, gross case rate payments are calculated based on the Contractor's assigned capacity, by population, multiplied by the contracted case rate (gross

Final Jun 6-01
Effective 7-01-01                   Page 94

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          case rate). The gross case rate is reduced by the monthly pharmacy withhold amount resulting in the net case rate payment. The case rate includes Medicare co-insurance and deductibles where applicable.

          Assuming actual enrolled members do not fall below 85% of capacity for SMI members and 90% of capacity for Children, the total funded amount will remain constant. In the event actual assigned members fall below the thresholds described above, RBHA retains the right to review for consideration of appropriate adjustment of Contractor's capacities and/or case rates. In the event assigned/enrolled SMI members or Children exceed 110% of system wide capacity, the RBHA and the Contractor shall review and may consider adjustments as appropriate.

          The RBHA also may adjust capacity downward if enrollment decreases are due to member dissatisfaction or other quality or programmatic issues, resulting in increased assignments to other contracted Contractors.

     2.   Capacity by Population:

          Categories                                  Capacity   Gross Case Rate
          ----------------------                      --------   ---------------
          Children Title XIX                             933         $410.60
          Children Non-Title XIX                         225         $297.18
          Total Children:                              1,158

     3. Capacity Payment: Subject to the availability of funds and the terms and conditions of the Subcontract, the RBHA shall disburse payments in accordance with this Subcontract, provided that the Contractor's performance is in compliance with the terms and conditions of the Subcontract.

          The RBHA distributes the net case rate payment prospectively by the 15th of each month, pending the RBHA's receipt of ADHS/DBHS funding. If funding is delayed to the RBHA from ADHS/DBHS, the net case rate payment is distributed on the day funds are deposited and verified in the RBHA covered services account. The RBHA reserves the option to make payments by wire and shall provide at least thirty (30) days notice prior to the effective date of any such change.

          At the discretion of the RBHA, supplemental or additional payments may be distributed outside of the contracted payment methodology.

     4. Financial Audits: A supplemental schedule of revenue and expenses shall be included as supplementary information; this information shall be subjected to the auditing procedures applied in the audit of the basic financial statements and shall be included as part of the audit report. The format of the supplemental schedule shall be as determined by the RBHA.

O.   FUNDING WITHHOLDS AND RECOUPMENTS:

     The RBHA reserves the right to withhold and/or recoup funds in accordance with any remedies allowed under this Subcontract and in accordance with RBHA policies and procedures. Any recoupments imposed by AHCCCS and/or ADHS/DBHS against the RBHA and passed through to the Contractor shall be reimbursed to the RBHA upon demand.

Final Jun 6-01
Effective 7-01-01                   Page 95

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

P.   MANAGEMENT OF FUNDS:

     The practices, procedures and standards specified in the CPSA Provider Financial Reporting Guide shall be used by the Contractor in the management, recording and reporting of funds by the RBHA when performing a contract audit.

     1. Records/Administrative Costs: The Contractor shall establish and maintain financial and personnel records so as to verify that administrative monies expended do not exceed the total amount allowed for such administrative service expenditures. Administrative services are defined in Section B. Definitions.

     2. Federal Block Grant Monies: The Contractor shall comply with all terms and conditions of the ADAMHA Block Grant Program ADAMHA Reorganization Act, P.L. 102-321, Section 201 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x et. seq.) or as modified and RBHA policy. With regard to the Community Mental Health Block Grant, the Contractor shall:

          a. establish accounting procedures consistent with the requirements of the ADAMHA Block Grant Program and RBHA policy and

          b. ensure that block grant funds are accounted for in a manner that permits separate reporting for mental health and substance abuse services.

Q.   ACCOUNTING FOR FUNDS:

     All funds received shall be separately accounted for in accordance with the requirements outlined in the CPSA Provider Financial Reporting Guide.

Final Jun 6-01
Effective 7-01-01                   Page 96

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE I-B
                        SPECIAL PROVISIONS-KIDSCARE TXXI

A.   COVERED SERVICES:

     The Contractor shall provide, either directly or through subcontract arrangement, Title XXI Behavioral Health Services and Benefit Coverage incorporated herein as Attachment 5. Covered Services to Members shall be provided as part of an integrated continuum of care. The Contractor shall track and manage the care of Members assigned to the Contractor in accordance with Schedule II-B, TXXI KidsCare Scope of Work, and up to the limitations as described below.

     The Contractor and its Subcontracted Providers shall adhere to benefit limitations contained in the Title XXI Behavioral Health Services and Benefit Coverage Matrix regardless of the Member's eligibility determination date.

     Title XXI Covered Services Limitations: The Contractor and its Subcontracted Providers are responsible to ensure compliance with behavioral health benefit limitations and prior authorization requirements applicable to the Title XXI program. Behavioral health services covered under the Title XXI program include:

     1. Up to thirty (30) days of inpatient care per benefit year, including psychiatric hospital, residential treatment center (RTC) and partial care. Partial care is counted under inpatient care due to the intensity of the service.

     2. Up to thirty (30) outpatient visits per benefit year, including evaluation and diagnosis services, individual and family therapy/counseling, group therapy/counseling, school-based counseling, behavior management or psychosocial rehabilitation.

     3. Other covered services (which are not limited) include laboratory and radiology; psychotropic medications; emergency/crisis services; case management; services provided in an inpatient setting by a M.D., D.O., Ph.D., P.A., Certified Psychiatric Nurse Practitioner, or a Specialty Provider.

     4. Emergency transportation is provided for behavioral health emergencies only. Bed hold days, non-emergency transportation, and respite care are not a covered benefit under the Title XXI program. Emergency transportation, including transfers, by a registered emergency transportation provider, may be provided without limitation.

     5. Screening services are not counted toward the inpatient or outpatient limits, but are not to be performed more than once per each six (6) month period of continuous behavioral heath services.

     6. When a Member is traveling or temporarily residing out of the service area, Covered Services are restricted to emergency care unless authorized by the Member's assigned At-Risk Provider.

     7. Medically necessary services which are not covered under the Title XXI benefit may be provided to Title XXI Members depending on available subvention funding in conjunction with an assessed copayment.

          Contractor shall report Covered Services to the RBHA in accordance to Attachment 5, TXXI Behavioral Health Services and Benefit Coverage for each TXXI fund source associated with this Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 97

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

B.   UNCOVERED SERVICES:

     While the provisions of this Subcontract cover services with Title XIX codes to Title XXI Members, it may be medically necessary to provide Non-Title XIX/XXI services as part of the continuum of care. Non Title XIX/XXI services rendered to a TXXI Child or SMI member will not be paid with Title XXI funds, but will be encountered and reported as Non-Title XIX/XXI encounters. These uncovered services will be reflected in the encounter value of the Non-Title XIX/XXI Case Rates in the Contractor's Risk-based Subcontract with the RBHA. Non covered or wraparound services rendered to a Title XXI General Mental Health Member will not be paid by the RBHA.

     Seriously Emotionally Handicapped (SEH) Title XXI Children will first exhaust outpatient Title XXI benefits before SEH funds will be targeted as the second payer, followed by the utilization of Non-Title XIX/XXI funds.

     Contractor must follow ADHS/DBHS and RBHA policies regarding service priorities for those persons who lose Title XIX or Title XXI eligibility while in treatment.

C.   TRACKING:

     The Contractor shall ensure that services provided to Title XXI enrolled persons under this Subcontract are monitored and counted against the applicable annual limitations. Such monitoring shall include tracking of enrolled persons who receive services from multiple providers, enrolled persons who lose and regain TXXI eligibility and enrolled persons who transition from one RBHA to another or from a RBHA to a health plan.

D. CHANGE OF STATUS NOTIFICATION:

     Upon the exhaustion of all Title XXI inpatient and outpatient benefits by a TXXI Member, the Contractor must submit a Change in Status Fax Form to the RBHA's IS Unit. Services for Non-Title XIX/XXI Children and SMI Members will be funded through the Children and SMI Case Rates; services for Non-Title XIX General Mental Health Members will be funded through the Subvention program.

E.   MEDICATION:

     The Contractor has the responsibility for ensuring the immediate availability of medications, which are included on the CPSA formulary, and are ordered by the attending physician.

     Restricted, Proprietary and Non-Formulary Medication. Failure to obtain prior authorization for restricted, proprietary, or non-formulary medications may result in a sanction equal to but not to exceed the cost of the medication(s) for as many days as the patient received the medication(s) in the hospital and up to but not to exceed the cost of three months of the same medication(s) if the patient is continued on the medication(s) on an outpatient basis.

F.   PHARMACY SERVICES:

     Pharmacy services, including the cost of medications, provided to Members under the terms of this Subcontract shall be paid for by the RBHA on a fee-for-service basis to the contracted pharmacy provider.

Final Jun 6-01
Effective 7-01-01                   Page 98

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

G.   SEH CHILDREN (FOR CHILDREN PROVIDERS ONLY):

     In accordance with Hodges v. Bishop, if a child is determined by the home school district to need residential placement in an RTC for special education purposes, it is the responsibility of the Contractor to facilitate a RTC placement. The RTC placement must occur within fifteen
     (15) days of the development of the child's Individual Education Program
     (IEP) if the IEP includes a decision to place. Discharge from the RTC is contingent upon the IEP in accordance with the home school district. The Contractor must comply with the Seriously Emotionally Handicapped (SEH) disclosure reporting requirements, as requested by the RBHA.

     The Contractor must identify all new enrollees who are Seriously Emotionally Handicapped (SEH) children. These are children who have an Individual Education Program (IEP) in their home school district. These children will be identified at time of intake, using the designated indicator in the intake packet, which is submitted to the RBHA.

     For each SEH identified child, the Contractor must have an Arizona Department of Education (ADE) Letter signed by the school special education department to utilize SEH funds.. This letter must be filed in the child's clinical record and will act as verification that the child is entitled to use SEH funds for treatment services.

H.   COORDINATION OF BENEFITS:

     Title XXI Member who qualifies as an SEH Child, shall first exhaust Title XXI outpatient benefits, unless the Member is placed in an RTC in accordance with Paragraph G., above. If the Member is placed in an RTC for educational purposes, the primary payer shall be SEH for residential services, TXXI outpatient services provided within the TXXI benefit limit shall be covered under Title XXI funding.

I.   SCHOOL-BASED SERVICES:

     Contractor shall provide school-based services for Title XXI Children.

J.   TRANSITION AT AGE 18:

     Contractor shall track the birth date for each child enrolled in Title XXI. Six (6) months prior to the child's 18th birthday, a staffing or a meeting with the child and his/her family/guardian will be convened to deliberate the diagnostic status and to determine the need to initiate an application for evaluation of Serious Mental Illness (SMI). If appropriate, the SMI application is processed in accordance to RBHA policies and procedures.

     If the Member is not determined to be SMI and the Member desires continued treatment as an adult, the Member will be referred to an adult GMH/SA provider. The Member is then assigned, beginning on his/her eighteenth birthday to a GMH/SA provider according to RBHA policies and procedures. Utilization of Title XXI services will be provided to the GMH/SA provider in writing by the Contractor.

K.   METHOD OF COMPENSATION:

     The RBHA reserves the right to renegotiate the services, rates, and/or method of compensation as set forth in these Special Provisions.

Final Jun 6-01
Effective 7-01-01                   Page 99

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     1. The RBHA reserves the right to convert the provision of Title XXI KidsCare Services from the Fee-For-Service payment mechanism described in Paragraph K.2., below to an at-risk mechanism at its discretion and within thirty (30) days notice to Contractor.

     2. Contractor shall be reimbursed on a fee-for-service basis for Covered Services provided to a Title XXI Member as long as the services provided are within the Benefit Plan limit of 30 Inpatient Days and 30 Outpatient Visits and prior authorized as stipulated in Attachment 5. Services exceeding the Title XXI benefit plan limit will not be reimbursed by the RBHA with Title XXI funds. Title XXI uncovered services will be processed in accordance with Paragraph B., Uncovered Services.

     3. Monthly payments to the Contractor will be made by the RBHA on the last day of each month for the previous month's adjudicated claims in the CPSA Claims/Encounter System. An Explanation of Benefits (EOB) will be included with the payment distribution for all adjudicated claims included in the payment.

     4. The RBHA shall distribute payments in accordance with these provisions as long as the RBHA has received funding from ADHS/DBHS. If funding from ADHS to the RBHA is delayed, funding to Contractor may occur the day funds are deposited and verified to RBHA accounts.

     5. The Contractor and its Subcontracted Providers shall submit 100% of claims/encounters for all Covered Services provided to Members under the terms of this Subcontract. All submissions shall meet Fiscal Agent system requirements.

Final Jun 6-01
Effective 7-01-01                   Page 100

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE I-C
                               SPECIAL PROVISIONS
                                  SELLS PROJECT

A.   COVERED SERVICES:

     1. The Contractor shall provide a full continuum of behavioral health services to RBHA enrolled Title XIX or Non-Title XIX children who meet the following criteria:

          a.   Birth to 18 years old; and

          b.   Have a behavioral health need.

          c. Are a dependent child in the Tohono-O'odham Child Welfare Program or are a participant in the Sells Family Preservation Program.

B.   UNCOVERED SERVICES:

     Contractor must follow ADHS/DBHS and RBHA policies regarding service priorities for those persons who lose Title XIX eligibility while in treatment.

C.   SEH CHILDREN (FOR CHILDREN PROVIDERS ONLY):

     In accordance with Hodges v. Bishop, if a child is determined by the home school district to need residential placement in an RTC for special education purposes, it is the responsibility of the Contractor to facilitate a RTC placement. The RTC placement must occur within fifteen
     (15) days of the development of the child's Individual Education Program
     (IEP) if the IEP includes a decision to place. Discharge from the RTC is contingent upon the IEP in accordance with the home school district. The Contractor must comply with the Seriously Emotionally Handicapped (SEH) disclosure reporting requirements, as requested by the RBHA.

     The Contractor must identify all new enrollees who are Seriously Emotionally Handicapped (SEH) children. These are Non-TXIX/XXI children who have an Individual Education Program (IEP) in their home school district. These children will be identified at time of intake, using the designated indicator in the intake packet, which is submitted to the RBHA.

     For each SEH identified child, the Contractor must have an Arizona Department of Education (ADE) Letter signed by the school special education department. This letter must be filed in the child's clinical record and will act as verification that the child is entitled to use SEH funds for treatment services.

D.   TRANSITION AT AGE 18:

     1. Contractor shall track the birth date for each child enrolled in the Sells Project. Six (6) months prior to the child's 18th birthday, a staffing or a meeting with the child and his/her family/guardian will be convened to deliberate the diagnostic status and to determine the need to initiate an application for evaluation of Serious Mental Illness (SMI). If appropriate, the SMI application is processed in accordance to RBHA policies and procedures.

     2. If the Member is not determined to be SMI and the Member desires continued treatment as an adult, the Member will be referred to an adult GMH/SA provider. The Member is then assigned, beginning on his/her eighteenth birthday to a GMH/SA provider according to RBHA policies and procedures. Utilization of Title XXI services will be provided to the GMH/SA provider in writing by the Contractor.

Final Jun 6-01
Effective 7-01-01                   Page 101

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

E.   METHOD OF COMPENSATION:

     1. Payments due to the Contractor will determined on a monthly basis and paid to the Contractor in accordance with the following:

          a. Cost Reimbursement payment will be made by CPSA within 10 days following the receipt of a completed Contractor Expenditure Report (CER), Exhibit 1, requesting reimbursement of the actual cost of professional staff, but not to exceed the annual contract ceiling.

          b. Payments made by CPSA to the Contractor are conditioned upon receipt of applicable accurate and complete reports, documentation and information as required to be submitted by the the Contractor as they are outlined in the Contract Deliverables attached herein.

               The impact of inpatient services for these individuals will be covered from the CPSA Children's Risk Pool (for those clients who exceed the risk band thresholds) and the CMDP rate differential.

          CPSA and Providence will agree to meet and identify solutions for any aberrant inpatient service utilization as this population is served throughout the contract period.

Final Jun 6-01
Effective 7-01-01                   Page 102

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE II-A
                                  SCOPE OF WORK
                               RISK-BASED SERVICES

A.   PURPOSE OF PROGRAM:

     To provide a complete and integrated continuum of behavioral health treatment to Members meeting DSM IV criteria for mental illness (including substance use or dependence related disorders).

B.   CONTRACT DATE:

     July 1, 2001 - June 30, 2003

C.   MINIMUM STAFFING REQUIREMENTS:

     1. The service continuum will be adequately staffed to ensure medically necessary behavioral health services and case management services are available on a 24 hour per day, 7 day per week basis. Minimum staffing requirements are met by adherence to the ADHS/DBHS Licensure regulations as required by AAC Title 9, Chapter 20 (Licensure) and Chapter 21 (SMI Rules).

     2. The Contractor maintains clinical, organizational, managerial and administrative systems and staff capable of fulfilling all subcontract requirements by ensuring that all staff have appropriate training, education, experience orientation and credentialing to fill the requirements of their positions. The Contractor ensures that staff training includes, but is not limited to, linguistically and culturally appropriate practices.

     3. All Members must be assigned a Primary Clinician to ensure or provide active treatment. The assignment ratio must be no greater than 1 Primary Clinician per 100 Members in GSA5. For GSA3, the assignment ratio must be no greater than 1 Primary Clinician for each 100 Title XIX Members (with the preference that this ratio apply to all Members). All Primary Clinicians must meet the current licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R-20-306.

     4. Staff is available to provide routine, urgent and crisis intake services and emergency services on a 24-hour per day basis, 7 days a week. Initial assessments must be performed by a master's level clinician, or Certified Behavioral Health Professional or Licensed Behavioral Health Professional. Referral to intake is completed within 7 days. Crisis accessibility is within one hour face-to-face in Metropolitan Tucson; two hours in all other areas. All intake sites must be staffed adequately to complete SMI determinations within time frames established by A.A.C. Title 9, Chapter 21 and CPSA policy.

     5. The service continuum must provide a comprehensive system of care with the capacity to effectively deliver simultaneous mental health and substance use disorder assessment and treatment at every level of care for persons with co-occurring disorders. The Contractor will strive to implement the Principles adopted by the Arizona Integrated Treatment Consensus Panel.

     6. Each intake site must have a person trained in financial screening and dedicated to the completion of applications for public benefits.

D.   SERVICE AVAILABILITY:

     1. The Contractor provides for a continuum of covered services arranged to meet the treatment needs of enrolled Members.

Final Jun 6-01
Effective 7-01-01                   Page 103

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     2. The Contractor must provide to the Member, in writing, instructions for how to access the above 24-hour behavioral health and case management services.

     3. Intake services are available during non-business hours to accommodate Member's access into the system. Intake services are also available outside the Contractor's office, i.e. schools, homes, wellness centers.

E.   POPULATION SERVED:

     Children - Title XIX/XXI, Non-Title XIX/XXI

     Seriously Mentally Ill - Adults, Title XIX/XXI, and Non-Title XIX/XXI

     General Mental Health - Adults, Title XIX/XXI

     Substance Abuse - Adults (drug or alcohol), Title XIX/XXI

F.   SERVICES PURCHASED:

     Covered Services are purchased to ensure a continuum of care in accordance with the CPSA Summary of Benefits. Covered services are defined by service codes in the CPSA Service Authorization Matrix.

G.   CAPACITY:

     A specific number of Title XIX/XXI General Mental Health/Substance Abuse, Title XIX/XXI and Non-Title XIX/XXI SMI and/or Children Members by program type is designated as a target capacity in Schedule III, Program Funding Allocation. The Contractor must enroll and accept all eligible Title XIX/XXI persons (both Children and Adults) as assigned.

H.   MEMBER ELIGIBILITY:

     1. All SMI, Children and Title XIX adult Members are eligible for medically necessary Covered Services. CPSA is a payer of last resort and a financial assessment must be completed to determine assessment of co-payment. Coordination of benefits must occur. The Member is to be assisted in applying for entitlements.

     2. Non-Title XIX Children/Adults with an IEP are eligible for service funded with Seriously Emotionally Handicapped (SEH) dollars. Services to a Seriously Emotionally Handicapped child/adult must be tracked and reported quarterly to CPSA. Each Seriously Emotionally Handicapped identified child/adult must have an Arizona Department of Education
          (ADE) letter signed by the school special education department and filed in the Member's chart.

     3. All Title XIX/XXI Members shall receive medically necessary services to meet their behavioral health needs. Non-Title XIX Members shall also receive medically necessary behavioral health services to the extent that funding allows.

I.   REFERRALS:

     1. The Contractor must accept and track according to CPSA contract requirements.

     2. Referrals for Evaluation of SMI program eligibility must be seen within 3 days of referral by a qualified professional. All other intakes are completed within 7 days of referral. Referral to first service is completed within 14 days. The first psychiatric visit must occur within 30 days of initial evaluation.

     3. Contractors who provide SMI and Title XIX General Mental Health services will accept referrals of enrolled children within 6 months of their upcoming 18th birthday. The adult

Final Jun 6-01
Effective 7-01-01                   Page 104

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          Contractor will coordinate and cooperate with the children's service Contractor to ensure smooth transition into the adult programs upon the child turning 18 years of age.

     4. Upon receipt of a referral from the Substance Abuse Treatment Partnership (Arizona Families F.I.R.S.T.) for a TXIX/XXI Member, the Provider shall conduct outreach to identify and enroll other family members (including guardian, foster parents and kin) who are TXIX/XXI enrolled/eligible. (For additional details regarding what is expected of the Risk Based Provider as it relates to the Substance Abuse Treatment Partnership, see Section M).

J.   MEMBER INTAKE AND ENROLLMENT:

     1. Contractor will accept a Member assigned by CPSA Member Services. In the event that a Member's eligibility is questioned, the Contractor Appeals Process may be used. During the appeal, the Contractor will continue provision of Covered Services to the assigned Member.

     2. The Contractor will maintain an adequate number of intake sites. Scheduled hours for intake appointments must ensure accessibility and ease of entry into the behavioral health system. Eligible persons are enrolled within seven (7) days of referral if no emergency exists and enrollment occurs the effective date of intake.

     3. Inter-RBHA and Inter-Network transfers receive intake and enrolment in accordance with ADHS/DBHS and CPSA policies regarding transfers. Children transferring from the children's system will be assigned to the adult Contractor on the date of their 18th birthday. All adult Contractors will participate in staffings and active treatment of child Members who are turning 18 in the next six months and have a pending assignment to that adult Contractor. An intake appointment to review the clinical and financial assessment of the now adult Member will be scheduled to occur for the Member no later than the day after the 18th birthday.

     4. Initial assessments will be performed by qualified clinicians. If initial assessment indicates the individual has a serious mental illness, an evaluation for SMI Determination is conducted within 3 days of screening or request for evaluation. SMI determinations will occur during intakes of children who are 17.5 years or older, if appropriate.

     5. Eligible persons are informed in writing of the necessary documents they need to bring to the intake prior to their intake appointment.

     6. The intake Contractor will determine potential eligibility for entitlements and will assist the eligible or enrolled person in applying for such entitlements. All intake Contractors will assist eligible or enrolled persons in completing Title XXI (KidsCare) applications, if applicable, and shall monitor the application for acceptance or denial. In the event of scheduled entitlement intake appointments, individuals will be apprised of the documents that will be needed to facilitate the establishment of eligibility.

     7. Every enrolled Member must be assigned to a Primary Clinician at time of intake. At intake, written materials will be provided to the Member to include at a minimum: Rights and Responsibilities of Members, name and phone number of their assigned Primary Clinician and the procedure for reaching the Primary Clinician in the event of an urgent or emergent need.

K.   MEMBER ASSESSMENT:

     1. Financial assessments must be completed by staff trained in Coordination of Benefits and Coordination of Care according to the CPSA Financial Screening Manual.

Final Jun 6-01
Effective 7-01-01                   Page 105

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     2. The initial clinical assessment must be completed by a staff who has a master's degree in a human service or related field and who is trained, credentialed and privileged in performing assessments of behavioral health disorders, including substance use and abuse disorders.

     3. The following assessments are required to be completed at intake, every 6 months, six months prior to turning 18, upon closure and at the time of significant change in behavior or functional level:

          c.   Arizona Level of Functioning Assessment (ALFA)

          d.   Service Level Checklist Guidelines

          e.   SMI Summary

          f.   Client Assessment Form

          g. Clinical Global Impression (CGI) for persons receiving medications at intake or when prescribing of medication begins.

          h.   Health Status Questionnaire (SF-12) (Adults only)

     4. A comprehensive Psychosocial Assessment is completed on all Members upon intake and updated annually. The Psychosocial assessment included in the CPSA Clinical Documentation Manual may be used. In addition to the psychosocial assessment, the Contractor must implement a screening protocol for use with all individuals to determine if the Member has issues of substance abuse or substance dependence. Staff must be trained in the administration of standardized screening tools such as the MAST, the DAST, the CAGE or other substance abuse screening tools.

          For Members referred by and/or dually enrolled in a Substance Abuse Treatment Partnership Program (Arizona Families F.I.R.S.T.), in addition to the above, the following screening and assessment tools must be used:

          a.   SOCRATES Screening Instrument

          b. SASSI-3 Assessment or an alternative assessment instrument that is designated by the Department (Department of Economic Security or Arizona Department of Health Services/Division of Behavioral Health Services)

          c.   Biopsychosocial substance abuse assessment

          (Please refer to Section M for additional details regarding the expectation of the Risk Based Provider as it relates to the Substance Abuse Treatment Partnership).

     5. The following additional or more intensive assessments may need to occur based on information gathered in the initial clinical assessment:

          a.   Psychological Evaluation

          b.   Psychiatric Evaluation

          c.   Neurological Evaluation

          d. Special Assessment of Members with Mental Retardation and other Developmental Disabilities

          e.   Comprehensive Substance Abuse Disorders Evaluation

          f.   Identification of and Assessment of Victims of Abuse and Neglect

L.   LENGTH OF STAY:

     1. The Contractor must implement a Utilization Management program to ensure medically necessary services are provided to all Title XIX Members to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

Final Jun 6-01
Effective 7-01-01                   Page 106

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     2. Contractor will use CPSA Level of Care criteria for Acute Inpatient, Intensive Residential, Therapeutic Group Home, Therapeutic Foster Care Group Home, and Partial Care/Day Treatment.

     3. Contractor will use American Society of Addiction Medicine Patient Placement Criteria for determining level of care/length of stay/discharge planning for substance abuse treatment.

     4. Contractor shall comply with Notice of Intended Action policy and procedures established by AHCCCS, ADHS/DBHS, and CPSA whenever covered services are denied, reduced, suspended, or terminated.

     5. Services shall not be denied solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or maintain their present condition.

     6. The Contractor shall make repeated attempts to re-engage enrolled Members who refuse services or fail to appear for appointments if they are at risk of relapse, impending or continuing decompensation, or potential harm to self or others and the efforts must be documented.

     7. Attempt shall be made to re-engage enrolled Members when continued treatment is appropriate although risk of relapse, decompensation, deterioration or potential harm to self or other is not immediate. The efforts must be documented.

     8. If an enrolled Members who is still in need of covered services moves out of area or is transferred to an ALTCS Contractor, the Contractor shall assist the enrolled person to transfer to another RBHA Contractor or ALTCS Contractor. The Contractor is responsible for that Member until notified by CPSA that the transfer is approved and complete. The Contractor also continues to be responsible for the Members prescribed psychotropic medications.

     9. If an enrolled person is receiving psychotropic medications at the time of disenrollment, the Contractor shall ensure that a medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for 30 days until an alternate Contractor has assumed responsibility for the care of the Member.

     10. A Member who no longer requires medically necessary Covered Services as indicated by the Individual Service Plan or Treatment Plan is discharged from the Contractor and CPSA. A discharge summary is completed. The discharge summary is provided to the Member's PCP. Closure paperwork is completed and sent to CPSA.

M. COORDINATION GUIDELINES BETWEEN THE SUBSTANCE ABUSE TREATMENT PARTNERSHIP AND TXIX/XXI PROGRAMS (SB 1280):

     1. Services provided to TXIX/XXI members who are referred by the substance abuse treatment fund must be in compliance with all aspects of the IGA, ADHS/ADES operating protocols, coordination guidelines, overview of theoretical model, service delivery modalities and reporting requirements of SB 1280.

N.   REPORTING REQUIREMENTS:

     1. All covered services provided to Members are encountered and reported to CPSA according to contract requirements. Deliverable reports required are submitted in a timely manner according to contract requirements.

Final Jun 6-01
Effective 7-01-01                   Page 107

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          Additional data is required including:

          a.   Utilization (Census) Data

          b. Monthly or quarterly updated progress reports to appropriate state agencies (i.e. DES, DDD, ADJC, DOE, AOC).

          c.   SEH Encounter Data

     2. The Contractor will submit additional reports as required by special program provisions or in response to identified discrepancies identified through monitoring efforts.

O.   EVALUATION METHODOLOGY:

     The Contractor will submit a Quality Management Plan within ninety (90) days of execution of this contract and annually thereafter. The plan will address the effectiveness of services, satisfaction with services, the timeliness of response and compliance with quality standards. The plan will include, but is not limited to:

     1.   Annual Consumer Satisfaction Survey

     2.   Stakeholder Survey at least biennially

     3.   Outcome Studies

     4. Assessment of Compliance and Progress in Meeting Staffing Pattern Requirements

     5.   Assessment of Compliance with Quality Management Indicators

     6.   Performance Improvement Projects

     7.   ALFA, CGI, SF-12 Data submission

P.   PROGRAM DESCRIPTION:

     The Program Description must be submitted within thirty (30) days of the execution of this Subcontract and at minimum must include the following information:

     1.   Service description that includes at minimum the following:

          a.   Services provided

          b. Estimated number of individuals that will be served during the contract year or at any given time

          c. Service site(s) that includes physical address, days/hours of operation.

          d.   Admission criteria

          e.   Discharge criteria

          f.   Exclusion criteria

          g. Staffing pattern including position, title and full time equivalency

          h. Quality Management Plan (based on requirements included in Scope of Work)

Final Jun 6-01
Effective 7-01-01                   Page 108

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE II-B
                                  SCOPE OF WORK
                             KIDSCARE TXXI SERVICES

A.   PURPOSE OF PROGRAM:

     To provide Title XXI behavioral health treatment to eligible children and adults.

B.   CONTRACT DATE:

     July 1, 2001 - June 30, 2003

C.   MINIMUM STAFFING REQUIREMENTS:

     1. The service continuum will be adequately staffed to ensure medically necessary behavioral health services and case management services are available on a 24 hour per day, 7-day per week basis. Minimum staffing requirements are met by adherence to the ADHS/BHS Licensure regulations as required by AAC Title 9, Chapter 20 (Licensure) and Chapter 21 (SMI Rules).

     2. The Contractor maintains clinical, organizational, managerial and administrative systems and staff capable of fulfilling all subcontract requirements by ensuring that all staff have appropriate training, education, experience, orientation and credentialing to fill the requirements of their positions. The contractor ensures that staff training includes, but is not limited to, linguistically and culturally appropriate practices.

     3. All Members must be assigned a Primary Clinician to ensure or provide active treatment. The assignment ratio must be no greater than 1 Primary Clinician per 100 Members in GSA5. For GSA3, the assignment ratio must be no greater than 1 Primary Clinician for each 100 Title XXI Members (with the preference that this ratio apply to all Members). All Primary Clinicians must meet the current licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R-20-306.

     4. Staff is available to provide intake services and emergency services on a 24-hour per day basis, 7 days a week. Initial assessments must be performed by staff who are master's level prepared in a related field. Referral to intake is completed within 7 days. Crisis accessibility is within one hour face-to-face in Metropolitan Tucson; two hours in all other areas. All intake sites must be staffed adequately to complete SMI determinations within time frames established by A.A.C. Title 9, Chapter 21 and CPSA policy.

     5. The service continuum must provide a comprehensive system of care with the capacity to effectively deliver simultaneous mental health and substance use disorder assessment and treatment at every level of care for persons with co-occurring disorders. The Contractor will strive to implement the Principles adopted by the Arizona Integrated Treatment Consensus Panel.

     6. Each intake site must have a staff person trained in financial screening and dedicated to the completion of applications for public benefits.

D.   SERVICE AVAILABILITY:

     1. The Contractor provides for a continuum of covered services arranged to meet the treatment needs of enrolled Members.

     2. The Contractor must provide to the Member, in writing, instructions for how to access the above 24-hour services.

Final Jun 6-01
Effective 7-01-01                   Page 109

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. Intake services are available during non-business hours to accommodate Member access into the system. Intake services are also available outside the Contractor's office, i.e. schools, homes, wellness centers.

E.   POPULATION SERVED:

     Children - Title XXI

     Seriously Mentally Ill -Title XXI, Adults, age 18 years old - end of the month of 19th birthday

     General Mental Health/Substance Abuse - Title XXI, Adults, age 18 years old until the end of the month of 19th birthday

F.   SERVICES PURCHASED:

     1. Covered Services are purchased to ensure a continuum of care in accordance with the CPSA Summary of Benefits. Covered services are defined by service codes in the CPSA Title XXI Behavioral Health Services and Benefits Coverage Matrix.

     2. The Contractor is responsible to ensure compliance with behavioral health benefit limitations and prior authorization requirements applicable to the Title XXI program.

G.   MEMBER ELIGIBILITY:

     1. All Title XXI Children, General Mental Health/Substance Abuse and SMI Members are eligible for Medically Necessary Covered Services. CPSA is a payer of last resort and a financial assessment must be completed to determine assessment of co-payment. Coordination of benefits must occur. The Member is to be assisted in applying for entitlements.

     2.   All Title XXI Members who qualify as Seriously Emotionally Handicapped
          (SEH) children must first exhaust outpatient Title XXI benefits before SEH funds will be targeted as a second payer, followed by the utilization of Non-Title XIX/XXI funds.

     3. All Title XXI Members shall receive medically necessary services to meet their behavioral health needs. The Contractor shall adhere to benefits limitations contained in the Title XXI Behavioral Health Services and Benefits Coverage matrix regardless of the Member's eligibility determination date.

H.   REFERRALS:

     1. The Contractor must accept and track referrals according to CPSA contract requirements.

     2. Referrals for Evaluation of SMI program eligibility must be seen within 3 days of referral by a qualified professional. All other intakes are completed within 7 days of referral. Referral to first service is completed within 14 days. The first psychiatric visit must occur within 30 days of initial evaluation.

     3. Contractors who provide SMI and General Mental Health services will accept referral of enrolled Title XXI children within 6 months of their upcoming 18th birthday. The adult Contractor will coordinate and cooperate with the children's service Contractor to ensure smooth transition into the adult programs upon the child turning 18 years of age.

Final Jun 6-01
Effective 7-01-01                   Page 110

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

I.   MEMBER INTAKE AND ENROLLMENT:

     1. Contractor will accept a Member assigned by CPSA Member Services. In the event that a Member's eligibility is questioned, the Contractor Appeals Process may be used. During the appeal, the Contractor will continue provision of covered services to the assigned Member.

     2. The Contractor will maintain an adequate number of intake sites. Scheduled hours for intake appointments must ensure accessibility and ease of entry into the behavioral health system. Eligible persons are enrolled within seven (7) days of referral if no emergency exists and enrollment occurs the effective date of intake.

     3. Inter-RBHA and Inter-Network transfers receive intake and enrollment in accordance with ADHS/DBHS and CPSA policies regarding transfers. Children transferring from the children's system will be assigned to the adult Contractor on the date of their 18th birthday. All adult Contractors will participate in staffings and active treatment of child Members who are turning 18 in the next six months and have a pending assignment to that adult Contractor. An intake appointment to review the clinical and financial assessment of the now adult Member will be scheduled to occur for the Member no later than the day after the 18th birthday. Utilization of Title XXI services will be provided to the Adult SMI or General Mental Health Contractor in writing by the child Contractor.

     4. Initial assessments will be performed by qualified clinicians. If initial assessment indicates the individual has a serious mental illness, an evaluation for SMI Determination is conducted within 3 days of screening or request for evaluation. SMI determinations will occur during intakes of children who are 17.5 years or older, if appropriate.

     5. Eligible persons are informed in writing of the necessary documents they need to bring to the intake prior to their intake appointment.

     6. The intake Contractor will determine potential eligibility for entitlements and will assist the eligible or enrolled person in applying for such entitlements. All intake Contractors will assist eligible or enrolled persons in completing Title XXI (KidsCare) applications, if applicable, and shall monitor the application for acceptance or denial. Tracking of Title XXI enrolled Members who lose and regain Title XXI eligibility will occur and Members will be assisted in reapplying for Title XXI benefits if lost, when applicable. In the event of scheduled entitlement intake appointments, individuals will be apprised of the documents that will be needed to facilitate the establishment of eligibility.

     7. Every enrolled Member must be assigned to a Primary Clinician at time of intake. At intake, written materials will be provided to the Member to include at a minimum: Rights and Responsibilities of Members, name and phone number of their assigned Primary Clinician and the procedure for reaching the Primary Clinician in the event of an urgent or emergent need.

J.   MEMBER ASSESSMENT:

     1. Financial assessments must be completed by staff trained in Coordination of Benefits and Coordination of Care according to the CPSA Financial Screening Manual.

     2. The initial clinical assessment must be completed by a staff who has a master's degree in a human service or related field and who is trained, credentialed and privileged in performing assessments of behavioral health disorders, including substance use and abuse disorders.

     3. The following assessments are required to be completed at intake, every 6 months, six months prior to tuning 18, upon closure and at the time of significant change in behavior or functional level:

Final Jun 6-01
Effective 7-01-01                   Page 111

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          a.   Arizona Level of Functioning Assessment (ALFA)

          b.   Service Level Check Guidelines

          c.   Client Assessment Form

          d. Clinical Global Impression (CGI) for persons receiving medications at intake or when prescribing of medication begins

     4. A comprehensive Psychosocial Assessment is completed on all Members upon intake and updated annually. The Psychosocial assessment included in the CPSA Clinical Documentation Manual may be used. In addition to the psychosocial assessment, the Contractor must implement a screening protocol for use with all individuals to determine if the Member has issues of substance abuse or substance dependence. Staff must be trained in the administration of standardized screening tools such as the MAST, the DAST, the CAGE or other substance abuse screening tools.

     5. The following additional or more intensive assessments may need to occur based on information gathered in the initial clinical assessment:

          a.   Psychological Evaluation

          b.   Psychiatric Evaluation

          c.   Neurological Evaluation

          d. Special assessment of Members with Mental Retardation and other Developmental Disabilities

          e.   Comprehensive substance abuse disorders evaluation

          f.   Identification of and assessment of victims of abuse and neglect

K.   LENGTH OF STAY:

     1. The Contractor must implement a Utilization Management program to ensure medically necessary services are provided to all Title XXI Members to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

     2. Contractor will use CPSA Level of Care criteria for Acute Inpatient, Intensive Residential, Therapeutic Group Home, Therapeutic Foster Care Group Home, and Partial Care/Day Treatment.

     3. Contractor will use American Society of Addictions Medicine patient place criteria for determining level of care for substance abuse treatment and length of stay.

     4. Contractor shall comply with Notice of Intended Action policy and procedures established by AHCCCS, ADHS/DBHS, and CPSA whenever covered services are denied, reduced, suspended, or terminated.

     5. Services shall not be denied solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or maintain their present condition.

     6. The Contractor shall make repeated attempts to re-engage enrolled Members who refuse services or fail to appear for appointments if they are at risk of relapse, impending or continuing decompensation, or potential harm to self or others and the efforts must be documented.

Final Jun 6-01
Effective 7-01-01                   Page 112

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     7. Attempt shall be made to re-engage enrolled Members when continued treatment is appropriate although risk of relapse, decompensation, deterioration or potential harm to self or other is not immediate. The efforts must be documented.

     8. If an enrolled Member who is still in need of covered services moves out of area or is transferred to an ALTCS Contractor, the Contractor shall assist the enrolled person to transfer to another RHBA Contractor or ALTCS Contractor. The Contractor is responsible for that Member until notified by CPSA that the transfer is approved and complete. The Contractor also continues to be responsible for the Member's prescribed psychotropic medications. Utilization of Title XXI services will be provided to the new RHBA Contractor in writing by the current Contractor.

     9. If an enrolled person is receiving psychotropic medications at the time of disenrollment, the Contractor shall ensure that a medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for 30 days until an alternate Contractor has assumed responsibility for the care of the Member.

     10. A Member who no longer requires medically necessary Covered Services as indicated by the Individual Service Plan or Treatment Plan is discharged from the Contractor and CPSA. A discharge summary is completed. The discharge summary is provided to the Member's PCP. Closure paperwork is completed and sent to CPSA.

     11. A Title XXI Adult General Mental Health Member who becomes 19 years old and is no longer entitled to Title XXI benefits will be transitioned to behavioral health services in the community and/or assisted to apply for other entitlements. Medications will be gradually decreased or prescribed for 30 days until an alternate Contractor has assumed responsibility for the care of the Member as stated above.

     12. A Title XXI Adult SMI Member who becomes 19 years old and is no longer entitled to Title XXI benefits will continue to receive SMI services as a non-Title XIX Member. The Contractor will notify CPSA of this change.

L.   REPORTING REQUIREMENTS:

     1. All covered services provided to Members are encountered and reported to CPSA according to contract requirements. Deliverable reports required are submitted in a timely manner according to contract requirements.

     2. The Contractor shall report Covered Services to CPSA in accordance to Title XXI Behavioral Health Services and Benefits Coverage.

     3. The Contractor shall ensure that services provided to Title XXI enrolled Members are monitored and counted against applicable annual limitations. Such monitoring shall include tracking of enrolled persons who receive services from multiple Contractors, enrolled persons who lose and regain Title XXI eligibility and enrolled persons who transition from one RHBA to another or from a RHBA to a health plan. CPSA may request documentation of such monitoring.

          Additional data is required including:

          a.   Utilization (Census) Data

          b. Monthly or quarterly updated progress reports to appropriate state agencies (i.e. DES,DDD,ADJC,DOE,AOC)

          c.   SEH Encounter Data

Final Jun 6-01
Effective 7-01-01                   Page 113

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     4. The Contractor will submit additional reports as required by special program provisions or in response to identified discrepancies identified through monitoring efforts.

M.   EVALUATION METHODOLOGY:

     The Contractor will submit a Quality Management Plan within ninety (90) days of execution of this contract and annually thereafter. The plan will address the effectiveness of services, satisfaction with services, the timeliness of response and compliance with quality standards. The plan will include, but is not limited to:

     1.   Annual Consumer Satisfaction Survey

     2.   Stakeholder Survey at least biennially

     3.   Outcome Studies

     4. Assessment of Compliance and Progress in Meeting Staffing Pattern Requirements

     5.   Assessment of Compliance with Quality Management Indicators

     6.   Performance Improvement Projects

     7.   ALFA, CGI, SF-12 Data submission

N.   PROGRAM DESCRIPTION:

     The Program Description must be submitted within thirty (30) days of the execution of this Subcontract and at minimum must include the following information:

     1.   Service description that includes at minimum the following:

          a.   Services provided

          b. Estimated number of individuals that will be served during the contract year or at any given time Service description

          c. Service site(s) that includes physical address, days/hours of operation

          d.   Admission criteria

          e.   Discharge criteria

          f.   Exclusion criteria

          g. Staffing pattern including position, title and full time equivalency

          h.   Quality Management Plan (based on requirements included)

          The Program Description will become an Attachment, and be incorporated into this Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 114

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE II-C
                                  SCOPE OF WORK
                             HB 2003 CHILDREN GSA 5

A.   PURPOSE:

     To provide behavioral health services to Non-Title XIX children who are either dependent or adjudicated per the Arizona Department of Economic Security (ADES), the Arizona Department of Juvenile Corrections (ADJC), and the Administrative Office of the Courts (AOC) and their families, and to strengthen the collaborative relationship between the behavioral health system and these state agencies.

B.   CONTRACT DATE:

     July 1, 2001 - June 30, 2003

C.   MINIMUM STAFFING REQUIREMENTS:

     1. The service continuum will be adequately staffed to ensure outpatient behavioral health services for eligible HB 2003 members.

     2. The Contractor will have one Liaison to ensure the provision of services for Non-Title XIX ADES children and families and AOC and ADJC children. The Liaison will ensure that the requirements of HB 2003 Plan for Non-Title XIX children and families are met through serving as a contact between state agencies (ADES, AOC, and ADJC) and the behavioral health provider.

     3. Contractor staff will be available to provide single, family-based intakes and assessments within five (5) working days of referral.

     4. A psychiatrist will be available for psychiatric appointments within ten (10) working days of referral for all members, children and adults.

     5. The Children's At-Risk Provider will contract with adult provider(s) or purchase adult services through a RBHA contracted adult service provider in order to provide behavioral health services to ADES family members.

D.   SERVICE AVAILABILITY:

     1. The Contractor provides for a continuum of outpatient-covered services arranged to meet the treatment needs of enrolled members and ADES family members.

     2. Services are available Monday - Friday, 8:00 AM through evening hours, as appropriate. Staff is available on-call during other hours, weekends, and per appointment.

E.   POPULATION SERVED:

     . Non-Title XIX children, ages birth to eighteen years, who are involved with ADES, AOC, or ADJC and who have a DSM IV diagnosis.
     .    Non-Title XIX parents of ADES children.
     . Parents of AOC and ADJC children as part of the child's treatment program.

F.   SERVICES PURCHASED: (REFER TO COVERED SERVICES)

     Covered services, as described in the contract and defined by service codes are funded by HB 2003 and are limited by HB 2003 funds allocated to the Contractor.

Final Jun 6-01
Effective 7-01-01                   Page 115

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

G.   CAPACITY:

     Up to twenty (20) Non-Title XIX ADES children and families, up to seventeen
     (17) Non-Title XIX AOC children and up to seven (7) Non-Title XIX ADJC children will be served as HB 2003 funding allows.

H.   MEMBER ELIGIBILITY:

     Children must be residents of Pima County.

I.   REFERRALS:

     1. The Contractor must accept and track referrals according to CPSA contract requirements and the requirements of HB 2003.

     2.   Referrals may come from ADES, AOC, or ADJC to the HB 2003 Liaison.

J.   MEMBER INTAKE AND ENROLLMENT:

     1. A CPSA intake and enrollment is conducted on all non-enrolled children referred for HB 2003 services by ADES, AOC, and ADJC.

     2. An enrollment form will be completed and submitted to CPSA on all adult family members who receive Family Therapy with the child.

     3. ADES family members who need individual services are enrolled with a CPSA Adult At-Risk provider.

     4. A HB 2003 Liaison will be identified for every new and currently enrolled member receiving HB 2003 services. Written materials will be provided to the member to include, at a minimum, the name and telephone number of the Liaison and the procedure for reaching the Liaison in the event of an urgent or emergent need.

K.   MEMBER ASSESSMENT:

     1. The Contractor shall conduct an interagency intake and comprehensive, strength-based assessment at a location and time coordinated with the child and family. The intake/assessment will be completed by a Master's level clinician and include participation of the child, family, ADES, AOC, ADJC, the Contractor and anyone else appropriate.

     2. The Contractor will assess children and family members for Non-Title XIX status to ensure eligibility for services funded by HB 2003.

L.   LENGTH OF STAY:

     A member who no longer requires covered outpatient services, as indicated in the case plan, is removed from the HB 2003 roster. If medically necessary covered service are needed outside of the HB 2003 program, the member may continue to receive Title XIX or Non-Title XIX services.

M.   REPORTING REQUIREMENTS:

     The Contractor shall ensure that services provided to HB 2003 Non-Title XIX members are monitored and counted against applicable monthly and annual limitations.

Final Jun 6-01
Effective 7-01-01                   Page 116

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

N.   EVALUATION METHODOLOGY:

     The Contractor will cooperate fully in evaluating Project outcomes in accordance with the joint ADHS/DBHS/CPSA Evaluation Plan. The evaluation plan will be provided to the Contractor as soon ADBH/DBHS and CPSA finalize it. As a part of the plan, the Contractor can anticipate participating in the collection of member functioning and satisfaction data.

O.   PROGRAM DESCRIPTION:

     The Program Description must be submitted within thirty (30) days of the execution of this Subcontract and, at a minimum, must include the following information:

     1.   Description of services.

     2. Service site(s) that includes physical address, days/hours of operation.

     3.   Admission criteria.

     4.   Discharge criteria.

     5.   Exclusion criteria.

     6. Staffing pattern - including position, title and full-time equivalency.

     7. Evaluation Plan (based on requirements included in Scope of Work and Evaluation Component of HB 2003).

     The Program Description will become an Attachment, and be incorporated into this Subcontract.

Final Jun 6-01
Effective 7-01-01                   Page 117

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE II-D
                                  SCOPE OF WORK
                                  SELLS PROJECT

A.   PURPOSE OF PROGRAM:

     To enhance behavioral health services to Child Welfare dependents in the Sells, Arizona area.

B.   CONTRACT DATE:

     July 1, 2001 - September 1, 2001

C.   MINIMUM STAFFING REQUIREMENTS:

     1. The minimum staffing for the Providence Sells Project requires two (2) FTE staff positions with the following:

          a.   One (1) Masters Level

          b.   One (1) Bachelors Level

D.   SERVICE AVAILABILITY:

     1. Direct services shall be provided under the terms and conditions set for in the Scope of Work for Risk-Based, Schedule II.

     2. The Contractor provides for a continuum of covered services arranged to meet the treatment needs of enrolled Members.

     3. The Contractor must provide to the Member, in writing, instructions for how to access the above 24-hour services.

E.   POPULATION SERVED:

     Children living in the Sells, Arizona area - Title XIX and Non-Title XIX.

F.   SERVICES PURCHASED:

     1. The Contractor shall provide a full continuum of behavioral health services to RBHA enrolled Title XIX or Non-Title XIX children at one or more of the following:

     .    Children's Home;
     .    Home of foster parent;
     .    Home of natural parent; and/or
     . Home of relative or any other Native American family found appropriate to provide care.

     2. Direct services shall be provided under the terms and conditions set forth in Scope of Work, Risk-Based, Schedule II.

G.   MEMBER ELIGIBILITY:

     The Contractor shall provide behavioral health services to RBHA enrolled Title XIX or Non-Title XIX children who are birth to 18 years old and have a behavioral health need.

Final Jun 6-01
Effective 7-01-01                   Page 118

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

H.   REFERRALS:

     1. The Contractor must accept and track referrals according to CPSA contract requirements.

     2. Referrals may be received for children adjudicated by the Tribal Court and placed under custody of the Department of Human Services, Child Welfare Division, Family and Child Unit or in the Sells Family Preservation Program.

I.   MEMBER INTAKE AND ENROLLMENT:

     1. Contractor will accept a Member assigned by CPSA Member Services. In the event that a Member's eligibility is questioned, the Contractor Appeals Process may be used. During the appeal, the Contractor will continue provision of covered services to the assigned Member.

     2. Inter-RBHA and Inter-Network transfers receive intake and enrollment in accordance with ADHS/DBHS and CPSA policies regarding transfers. Children transferring from the children's system will be assigned to the adult Contractor on the date of their 18th birthday. All adult Contractors will participate in staffings and active treatment of child Members who are turning 18 in the next six months and have a pending assignment to that adult Contractor. An intake appointment to review the clinical and financial assessment of the now adult Member will be scheduled to occur for the Member no later than the day after the 18th birthday. Utilization of Title XXI services will be provided to the Adult SMI or General Mental Health Contractor in writing by the child Contractor.

     3. Initial assessments will be performed by qualified clinicians. If initial assessment indicates the individual has a serious mental illness, an evaluation for SMI Determination is conducted within 3 days of screening or request for evaluation. SMI determinations will occur during intakes of children who are 17.5 years or older, if appropriate.

     4. Eligible persons are informed in writing of the necessary documents they need to bring to the intake prior to their intake appointment.

     5. The intake Contractor will determine potential eligibility for entitlements and will assist the eligible or enrolled person in applying for such entitlements. All intake Contractors will assist eligible or enrolled persons in completing Title XXI (KidsCare) applications, if applicable, and shall monitor the application for acceptance or denial. Tracking of Title XXI enrolled Members who lose and regain Title XXI eligibility will occur and Members will be assisted in reapplying for Title XXI benefits if lost, when applicable. In the event of scheduled entitlement intake appointments, individuals will be apprised of the documents that will be needed to facilitate the establishment of eligibility.

     6. Every enrolled Member must be assigned to a Primary Clinician at time of intake. At intake, written materials will be provided to the Member to include at a minimum: Rights and Responsibilities of Members, name and phone number of their assigned Primary Clinician and the procedure for reaching the Primary Clinician in the event of an urgent or emergent need.

J.   MEMBER ASSESSMENT:

     1. Financial assessments must be completed by staff trained in Coordination of Benefits and Coordination of Care according to the CPSA Financial Screening Manual.

     2. The initial clinical assessment must be completed by a staff who has a master's degree in a human service or related field and who is trained, credentialed and privileged in performing assessments of behavioral health disorders, including substance use and abuse disorders.

Final Jun 6-01
Effective 7-01-01                   Page 119

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. The following assessments are required to be completed at intake, every 6 months, six months prior to tuning 18, upon closure and at the time of significant change in behavior or functional level:

          .    Arizona Level of Functioning Assessment (ALFA)
          .    Service Level Check Guidelines
          .    Member Assessment Form
          .    Clinical Global Impression (CGI) for persons receiving
               medications at intake or when prescribing of medication begins

     4. A comprehensive Psychosocial Assessment is completed on all Members upon intake and updated annually. The Psychosocial assessment included in the CPSA Clinical Documentation Manual may be used. In addition to the psychosocial assessment, the Contractor must implement a screening protocol for use with all individuals to determine if the Member has issues of substance abuse or substance dependence. Staff must be trained in the administration of standardized screening tools such as the MAST, the DAST, the CAGE or other substance abuse screening tools.

     5. The following additional or more intensive assessments may need to occur based on information gathered in the initial clinical assessment:

          .    Psychological Evaluation
          .    Psychiatric Evaluation
          .    Neurological Evaluation
          .    Special assessment of Members with Mental Retardation and other
               Developmental Disabilities
          .    Comprehensive substance abuse disorders evaluation
          .    Identification of and assessment of victims of abuse and neglect

K.   LENGTH OF STAY:

     1. The Contractor must implement a Utilization Management program to ensure medically necessary services are provided to all Title XXI Members to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

     2. Contractor will use CPSA Level of Care criteria for Acute Inpatient, Intensive Residential, Therapeutic Group Home, Therapeutic Foster Care Group Home, and Partial Care/Day Treatment.

     3. Contractor will use American Society of Addictions Medicine patient place criteria for determining level of care for substance abuse treatment and length of stay.

     4. Contractor shall comply with Notice of Intended Action policy and procedures established by AHCCCS, ADHS/DBHS, and CPSA whenever covered services are denied, reduced, suspended, or terminated.

     5. Services shall not be denied solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or maintain their present condition.

     6. The Contractor shall make repeated attempts to re-engage enrolled Members who refuse services or fail to appear for appointments if they are at risk of relapse, impending or continuing decompensation, or potential harm to self or others and the efforts must be documented.

Final Jun 6-01
Effective 7-01-01                   Page 120

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     7. Attempt shall be made to re-engage enrolled Members when continued treatment is appropriate although risk of relapse, decompensation, deterioration or potential harm to self or other is not immediate. The efforts must be documented.

     8. If an enrolled Member who is still in need of covered services moves out of area or is transferred to an ALTCS Contractor, the Contractor shall assist the enrolled person to transfer to another RHBA Contractor or ALTCS Contractor. The Contractor is responsible for that Member until notified by CPSA that the transfer is approved and complete. The Contractor also continues to be responsible for the Member's prescribed psychotropic medications. Utilization of Title XXI services will be provided to the new RHBA Contractor in writing by the current Contractor.

     9. If an enrolled person is receiving psychotropic medications at the time of disenrollment, the Contractor shall ensure that a medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for 30 days until an alternate Contractor has assumed responsibility for the care of the Member.

     10. A Member who no longer requires medically necessary Covered Services as indicated by the Individual Service Plan or Treatment Plan is discharged from the Contractor and CPSA. A discharge summary is completed. The discharge summary is provided to the Member's PCP. Closure paperwork is completed and sent to CPSA.

L.   REPORTING REQUIREMENTS:

     1. Encounters shall be submitted for all applicable inpatient and outpatient behavioral health services in accordance with the CPSA Provider Manual.

     2.   Additional data is required including:

          Sells Project Roster - A monthly list of children enrolled and actively participating in services, including date of intake and discharge must be received by CPSA no later than the 10th of the month following the reporting month.

Final Jun 6-01
Effective 7-01-01                   Page 121

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE III
                           PROGRAM FUNDING ALLOCATION

                                (Following Page)

Final Jun 6-01
Effective 7-01-01                   Page 122

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                   SCHEDULE IV
                                  FISCAL AGENT

The Fiscal Agent for this Subcontract is:

Community Partnership of Southern Arizona
4575 E. Broadway
Tucson, AZ 85711

Final Jun 6-01
Effective 7-01-01                   Page 123

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                                ------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                   SCHEDULE V
                              CONTRACT DELIVERABLES

-------------------------------------------------------------------------------------------
                                  Deliverable Requirements
-------------------------------------------------------------------------------------------

   Reference              Deliverable                    Due Date               Submit To
-------------------------------------------------------------------------------------------
AHCCCS Rules,      Office of Behavioral         15 days prior to contract    Contracts Unit
ADHS/DBHS Policy   Health Licensure (OBHL)      execution.  Renewed or
                   License(s)                   amended license within
                                                15 days of issuance
-------------------------------------------------------------------------------------------
AHCCCS Rules,      Copy of OBHL/DES             30 days after receipt        Contracts Unit
ADHS/DBHS Policy   Licensure Audit
                   Report/Findings
-------------------------------------------------------------------------------------------
AHCCCS Rules,      OBHL/DES Licensure           15 days after due date to    Contracts Unit
ADHS/DBHS Policy   Corrective Action Plan       OBHL/DES
-------------------------------------------------------------------------------------------
RBHA Contract      Certificates of Insurance:   15 days prior to contract    Contracts Unit
                      Professional and          execution.  Renewed or
                      Personal Liability        amended certificate
                      General Liability         within 15 days of
                      Automobile Liability      issuance.
-------------------------------------------------------------------------------------------
ADHS               Contractor's Subcontract     Within 10 days of            Contracts Unit
Solicitation       Agreements with              execution of new
H0-001 & RBHA      Subcontracted Providers      Subcontract Agreement or
Contract           and any subsequent           Amendment
                   amendments.
-------------------------------------------------------------------------------------------
RBHA Contract      Organization Chart           Within 30 days of            Contracts Unit
                                                contract award/renewal.
                                                Within 30 days of any
                                                changes.
-------------------------------------------------------------------------------------------
RBHA Contract      List of Board of             Within 30 days of            Contracts Unit
                   Directors or equivalent      contract award/renewal.
                   that includes members'       Within 30 days of any
                   Name, Affiliation,           changes.
                   Address and Telephone
                   Number.
-------------------------------------------------------------------------------------------
RBHA Contract      Independent Practitioner     Within 5 days of any         Contracts Unit
                   (M.D., D.O., R.N., P.A. &    changes.
                   Psychologists)
-------------------------------------------------------------------------------------------
RBHA Contract      Program Description(s) in    Within 30 days of            Appropriate
                   accordance with Scope of     contract award/renewal.      Network
                   Work                         Within 30 days of any        Manager
                                                changes.
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  Deliverable
  Requirements                            By Funding/Program Type
---------------------------------------------------------------------------------------------
                                Risk-Based                 Tobacco                  Specialty
   Reference       Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
---------------------------------------------------------------------------------------------
AHCCCS Rules,                        X            X           X         X      X        X
ADHS/DBHS Policy


---------------------------------------------------------------------------------------------
AHCCCS Rules,                        X            X           X         X      X        X
ADHS/DBHS Policy

---------------------------------------------------------------------------------------------
AHCCCS Rules,                        X            X           X         X      X        X
ADHS/DBHS Policy
---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X        X




---------------------------------------------------------------------------------------------
ADHS                                 X            X           X         X               X
Solicitation
H0-001 & RBHA
Contract

---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X        X



---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X        X





---------------------------------------------------------------------------------------------
RBHA Contract           X            X            X           X         X               X


---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X        X



---------------------------------------------------------------------------------------------

Final Jun 6-01
Effective 7-01-01                   Page 124

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                Deliverable Requirements
-----------------------------------------------------------------------------------------

   Reference              Deliverable                    Due Date             Submit To
-----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA   Claim/encounter                In accordance with           Fiscal Agent
Contract         Submissions                    contract timelines
-----------------------------------------------------------------------------------------
RBHA Contract    Budgeted Schedule of           Annually no later than       Finance Unit
                 Revenue and Expenses           August 15 each fiscal
                                                year.
-----------------------------------------------------------------------------------------
RBHA Contract    Cost Allocation Plan           Annually no later than       Finance Unit
                                                August 15 each fiscal
                                                year.
-----------------------------------------------------------------------------------------
RBHA Contract    Balance Sheet                  45 days after month- end     Finance Unit

                 Statement of Operations

                 Statement of Cash Flow

                 Supplemental Schedule of
                 Revenue and Expenses
-----------------------------------------------------------------------------------------
RBHA             Annual Financial Audit         150 days following           Finance Unit
Contract         (two copies), including        Contractor's fiscal year
                 management letter, OMB         end.
                 A-133 compliance
                 reports.  At-Risk
                 Contractors must also
                 submit a Supplemental
                 Schedule of Revenue and
                 Expenses
-----------------------------------------------------------------------------------------
RBHA Contract    Agency's Schedule of Fees      Within 30 days of            Clinical
                                                contract award/renewal.      Operations
                                                Within 30 days of any        Manager
                                                changes.
-----------------------------------------------------------------------------------------
RBHA Contract    Attestation of Privileges      Upon completion of a         QM Unit
                                                thorough competency
                                                assessment of each
                                                individual who will
                                                perform initial
                                                assessments
-----------------------------------------------------------------------------------------
Office of        Incident/Accident/Mortality    Within 24 hours following    QM Unit
Behavioral       Report                         incident.
Health
Licensure;
ADHS/DBHS/RBHA
Contract
-----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA   Fraud & Abuse Report           Per incident within 5        QM Unit
Contract                                        days.
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
  Deliverable
  Requirements                            By Funding/Program Type
-------------------------------------------------------------------------------------------
                              Risk-Based                 Tobacco                  Specialty
   Reference     Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
-------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA        X            X            X           X         X      X        X
Contract
-------------------------------------------------------------------------------------------
RBHA Contract         X            X            X           X         X      X        X


-------------------------------------------------------------------------------------------
RBHA Contract                      X


-------------------------------------------------------------------------------------------
RBHA Contract         X            X            X           X         X      X        X




-------------------------------------------------------------------------------------------
RBHA                               X            X           X         X      X        X
Contract







-------------------------------------------------------------------------------------------
RBHA Contract                      X            X           X         X               X



-------------------------------------------------------------------------------------------
RBHA Contract                      X            X           X         X      X        X





-------------------------------------------------------------------------------------------
Office of             X            X            X           X         X      X        X
Behavioral
Health
Licensure;
ADHS/DBHS/RBHA
Contract
-------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                     X            X           X         X      X        X
Contract
-------------------------------------------------------------------------------------------

Final Jun 6-01
Effective 7-01-01                   Page 125

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                             Deliverable Requirements
----------------------------------------------------------------------------------------

   Reference              Deliverable                 Due Date              Submit To
----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Restraint and Seclusion    5th day of each month.     QM Unit
Contract           Report (SMI & Children
                   Level 1 Facility)
----------------------------------------------------------------------------------------
ADHS/DBHS          Medical Care Evaluation    Annually no later than     QM Unit
Policy; AHCCCS     Studies                    August 15 each fiscal
Rules              (Inpatient/RTC/PHF)        year.
----------------------------------------------------------------------------------------
RBHA Contract      Contractor's Policies &    Annually no later than     QM Unit
                   Procedures                 October 15 each fiscal
                                              year; updates within 30
                                              days of revision.
----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Policies or Codes          Prior to implementation    QM Unit
Contract           Governing Agency's         for review/approval and
                   Operational Ethics         Annually thereafter.
----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Agency QM/UM Plan and      Annually no later than     QM Unit
Contract, AHCCS    Annual Review              October 1 each fiscal
Rules                                         year.
----------------------------------------------------------------------------------------
RBHA Contract      QM Site Visit and/or       15 days after receipt of   QM Unit
                   Chart Audit Plan of        report.
                   Correction Report
----------------------------------------------------------------------------------------
ADHS/DBHS Policy   Agency's Training Plan     Annually no later than     Training &
& RBHA Contract                               October 1 each fiscal      Technical
                                              year; updates within 30    Assistance
                                              days of revision           Specialist
----------------------------------------------------------------------------------------
ADHS/DBHS Policy   Agency's Training Report   Annually no later than     Training &
& RBHA Contract                               October 1 each fiscal      Technical
                                              year.                      Assistance
                                                                         Specialist
----------------------------------------------------------------------------------------
RBHA Contract      Housing Plan               Annually no later than     Housing
                                              October 1 each fiscal      Specialist
                                              year.
----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Monthly Priority           10 days after month-end.   GMH/SA/Crisis
Contract           Admissions and Capacity                               Network Manager
                   Information Reports
                   (complete for each
                   program receiving SAPT
                   Block Grant funding)
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  Deliverable
  Requirements                              By Funding/Program Type
---------------------------------------------------------------------------------------------
                                Risk-Based                 Tobacco                  Specialty
   Reference       Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA          X            X
Contract

---------------------------------------------------------------------------------------------
ADHS/DBHS               X            X
Policy; AHCCCS
Rules
---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X        X



---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                       X            X           X         X      X        X
Contract

---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                       X            X           X         X      X        X
Contract, AHCCS
Rules
---------------------------------------------------------------------------------------------
RBHA Contract
                                     X            X           X         X      X        X

---------------------------------------------------------------------------------------------
ADHS/DBHS Policy                     X
& RBHA Contract


---------------------------------------------------------------------------------------------
ADHS/DBHS Policy                     X
& RBHA Contract


---------------------------------------------------------------------------------------------
RBHA Contract                        X


---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                                    X
Contract




---------------------------------------------------------------------------------------------

Final Jun 6-01
Effective 7-01-01                   Page 126

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                  Deliverable Requirements
------------------------------------------------------------------------------------------------

   Reference                Deliverable                      Due Date               Submit To
------------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA       Annual Substance Abuse         10 days after                GMH/SA/Crisis
Contract             Treatment Program              Contractor's receipt of      Network Manager
                     Inventory Data Collection      the form from ADHS/DBHS
                     Form                           or RBHA.
------------------------------------------------------------------------------------------------
ADHS/DBHS            Tobacco Tax Quarterly          25 days after quarter-end.   SMI Network
Policy; RBHA         Report                                                      Manager
Contract
------------------------------------------------------------------------------------------------
RBHA Contract        Intake Assessment Form         Within 72 hours of intake.   MIS Coordinator
                     Assessment A
                     Assessment B
                     Treatment Plan for
                     Offenders Eligible for
                     Aftercare Services
------------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA       COOL Non-Compliance Report     Within 24 hours of           Correctional
Contract                                            occurrence.                  Officer/
                                                                                 Offender
                                                                                 Liaison
------------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA       COOL Monthly Progress          5 days following             Correctional
Contract             Report                         enrollment and every 30      Officer/
                                                    days thereafter.             Offender
                                                                                 Liaison
------------------------------------------------------------------------------------------------
RBHA Contract        Monthly Homeless SMI           15 days after month-end      SMI Network
                     Project Form                                                Manager
------------------------------------------------------------------------------------------------
ADHS/DBHS/RSA/IGA;   Vocational Rehabilitation      15 days after quarter-end.   Vocational
RBHA Contract        Quarterly Report                                            Rehabilitation
                                                                                 Specialist
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   Deliverable
   Requirements                             By Funding/Program Type
-----------------------------------------------------------------------------------------------
                                  Risk-Based                 Tobacco                  Specialty
   Reference         Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
-----------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA            X                         X
Contract


-----------------------------------------------------------------------------------------------
ADHS/DBHS                 X                                     X
Policy; RBHA
Contract
-----------------------------------------------------------------------------------------------
RBHA Contract                                                             X





-----------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA            X                                               X
Contract


-----------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA            X                                               X
Contract


-----------------------------------------------------------------------------------------------
RBHA Contract             X                                                      X

-----------------------------------------------------------------------------------------------
ADHS/DBHS/RSA/IGA;        X            X
RBHA Contract

-----------------------------------------------------------------------------------------------

Final Jun 6-01
Effective 7-01-01                   Page 127

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 1
                                COVERED SERVICES

A.   COVERED SERVICES:

     Listed below is a comprehensive overview of Covered Services. Please reference the CPSA Benefit grid for the appropriate Covered Service by population.

     1. Alternative Residential Facilities: Residential facilities other than inpatient and JCAHO Level 1 Residential Treatment Center in which covered services may be provided. Includes therapeutic group home, therapeutic foster care home, psychiatric health facility, crisis stabilization unit, supervised independent living facility, and any other licensed behavioral health facility.

     2. Assessment/Evaluation: Behavioral health assessments to determine and diagnose behavioral heath problems, including substance abuse and dependence. This includes diagnosis and recommendations for intervention and/or treatment.

     3. Behavior Management: Personal care, therapeutic supervision and direction; may include observation to prevent a person from harming self or others, assistance with activities of daily living and household services incidental to, and consistent with, the behavioral health needs of the person.

     4. Case Management Services: A supportive service provided to enhance treatment compliance and effectiveness. Activities include assistance in accessing, maintaining, monitoring and modifying covered services; assistance in finding necessary resources other than covered services to meet basic needs; communication and coordination of care; engagement, and follow-up of crisis contacts or missed appointments.

     5. Consultation Services: Evaluation and recommendations for ongoing management for eligible persons referred by their primary care provider, performed by psychiatrists and other behavioral health providers, as applicable.

     6. Crisis Services: An array of services provided to prevent, stabilize or resolve an acute or episodic change or anticipated change in an eligible person's behavioral health condition that may result in the person's decompensation, hospitalization, or risk of harm to self or others.

     7.   DUI Education: Services provided to educate DUI offenders.

     8. DUI Screening: Services provided to screen DUI offenders for the presence of alcohol or drug abuse and related problems using standardized tools and criteria.

     9. Detoxification: Treatment services provided to manage the acute signs and symptoms of withdrawal from substances of abuse by use of therapeutic procedures, medications, rest, diet, counseling, and/or medical supervision. May be provided in a variety of inpatient, residential and ambulatory settings.

     10. Family Therapy & Counseling: Face-to-face therapeutic interaction with family members or significant others, with or without the presence of the enrolled person, to address the enrolled person's treatment issues and goals. May be provided to multiple families.

     11. Group Therapy and Counseling: Face-to-face therapeutic interaction to address the enrolled person's treatment issues and goals with a group of clients.

     12. Individual Therapy and Counseling: Face-to-face therapeutic interaction with the enrolled person to address the enrolled person's treatment issues and goals.

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     13. Inpatient Hospital/Inpatient Acute Care: Acute psychiatric treatment and/or detoxification provided in an inpatient acute care facility or licensed Level I psychiatric health facility.

     14. Inpatient Psychiatric Facility for Persons Under 21 Years of Age/Residential Treatment Center: Active treatment provided under professional supervision in a JCAHO accredited Level I facility licensed by the Arizona Department of Health Services to provide behavioral health services.

     15. In Home and Community Services: Therapeutic activities provided to persons and/or their families in the home, school, pre-school, after school, nursery/day-care or other residential or non-office setting.

     16. Laboratory, Radiology and Medical Imaging: Laboratory, radiology and imaging services ordered for diagnosis, screening or monitoring of a behavioral health condition.

     17. Partial Care, Basic: A regularly scheduled program of therapeutic services, provided in a group, including psychosocial rehabilitation, supportive counseling and other activities to promote coping, problem-solving, independent living and socialization skills or to prevent placement in a more restrictive setting.

     18. Partial Care, Intensive: A regularly scheduled program of active treatment modalities, including individual, group and/or family therapy, psychiatric services and other therapeutic activities, provided in a group under the direction of a psychiatrist or psychologist or a certified behavioral health professional, to address acute or episodic behavioral health problems or to prevent placement in a more restrictive setting.

     19.  Pre-petition Screening, Court Ordered Evaluation and Treatment:
          Screening, evaluation and treatment associated with involuntary commitment pursuant to ARS Title 36, Chapter 5, Articles 1 - 9, consistent with the provisions of ARS Title 36, Chapter 5, Article 6. The Counties are the primary payer for Pre-petition Screening and Court Ordered Evaluation.

     20. Prescription Medications and Pharmacy: Medications on the RBHA Formulary prescribed by a licensed physician, certified nurse practitioner in collaboration with a physician, or physician assistant under the direction of a physician and dispensed under the direction of a licensed pharmacist.

     21. Psychosocial Rehabilitation: A program of remedial treatment to rehabilitate skill deficits. May include skill building in management of assaultive behavior, social integration and other activities of community and daily living.

     22. Psychiatric Nursing Services: Nursing services by an RN who meets the qualification specified in AAC, Title 9, Chapter 20, for a behavioral health professional.

     23. Psychiatric Services: Psychiatric evaluation, management, consultation and other professional services provided by licensed allopathic or osteopathic physicians who are board-certified or who have completed an accredited residency in psychiatry.

     24. Psychological Services: Evaluation, consultation, testing and other professional services provided by licensed psychologists.

     25. Residential Services: Behavioral health services provided in an array of licensed out of home living environments to meet therapeutic goals for the enrolled person. Includes therapeutic group homes, crisis stabilization and detoxification facilities, therapeutic foster care and other facilities that provide a supportive, protective environment, improve or stabilize the enrolled person's behavioral health, systematically reduce dependence on alcohol and other drugs, or prevent placement in a more restrictive environment.

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     26. Respite: Planned, short-term therapeutic care, consistent with the behavioral health needs of the enrolled person, to supplement behavioral health care, to provide a safe living environment and/or to support family and other care givers for the benefit of the enrolled person.

     27. Screening: A brief face-to-face assessment of behavioral health status with preliminary recommendations for covered services including the need for further evaluation or determination that no behavioral health need exists. Screening includes identification of and early intervention to individuals who are at risk for the development or emergence of behavioral health disorders.

     28. Specialized Substance Abuse Treatment: An array of structured interventions to reduce or eliminate abuse and dependence on alcohol and other drugs and to address other adverse conditions related to substance abuse. Interventions are provided in a range of ambulatory, inpatient and residential settings and can include detoxification, methadone maintenance and recovery support services.

     29. Supported Housing Services: Services provided to assist the person to obtain and maintain housing in an independent community setting.

     30. Transportation: Emergency and non-emergency transportation to medically necessary covered services. In an emergency, transportation is to the nearest appropriate emergency facility.

     31. Vocational Services: Services to prepare the enrolled person for or maintain competitive employment. Activities include but are not limited to vocational screening, evaluation and training, and sheltered or supported employment.

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 2
                             SUMMARY OF BENEFITS/1/
                             Effective July 1, 2001

                               PIMA COUNTY - GSA 5

---------------------------------------------------------------------------------------
PRIORITY POPULATIONS                   RATE CODE                            TITLE XIX
---------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    TXIX                     TXXI        All Covered
                                       10xx-38xx                6011-6015   Services
                                       43xx-50xx
                                       85xx-87xx
                                       9911-9938
---------------------------------------------------------------------------------------
Non-AHCCCS                             7000                                 NA
Lost Title XIX or Title XXI
eligibility
---------------------------------------------------------------------------------------
CHILDREN
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    TXIX                     TXXI        All Covered
                                       10xx-38xx                6011-6015   Services/2/
                                       43xx-50xx
                                       85xx-87xx
                                       9911-9938
---------------------------------------------------------------------------------------
Non-AHCCCS                             7000                                 NA
Lost Title XIX or Title XXI
eligibility
SEH
SED
---------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    TXIX                     TXXI        All Covered
                                       10xx-38xx                6011-6015   Services/2/
                                       43xx-50xx
                                       85xx-87xx
                                       9911-9938
---------------------------------------------------------------------------------------
Non-AHCCCS                             7000                                 NA
Lost Title XIX or Title XXI
eligibility


---------------------------------------------------------------------------------------
Court-Ordered Treatment (GSA 5 only)   7999                                 NA

---------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    TXIX                                 All Covered
                                       10xx-38xx; 43xx-50xx;                Services/2/
                                       85xx-87xx; 9911-9938
---------------------------------------------------------------------------------------
Non-AHCCCS                             7000                                 NA
Lost Title XIX or Title XXI
eligibility
Pregnant Women
Intravenous (IV) Drug Abusers
HIV Drug Abusers
Parents of Children in Treatment
Discharge from Detox
---------------------------------------------------------------------------------------
Court-Ordered Treatment (GSA 5 only)   7999                                 NA

---------------------------------------------------------------------------------------
TOBACCO TAX                            9000                                 NA

---------------------------------------------------------------------------------------
COOL                                   7000                                 NA




---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
PRIORITY POPULATIONS                   TITLE XXI              NON-AHCCCS (SUBVENTION)
---------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    30 Inpatient Days      NA
                                       30 Outpatient Visits
                                       Medications


---------------------------------------------------------------------------------------
Non-AHCCCS                             NA                     All Covered Services/2/
Lost Title XIX or Title XXI
eligibility
---------------------------------------------------------------------------------------
CHILDREN
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    30 Inpatient Days      NA
                                       30 Outpatient Visits
                                       Medications


---------------------------------------------------------------------------------------
Non-AHCCCS                             NA                     All Covered Services/2/
Lost Title XIX or Title XXI
eligibility
SEH
SED
---------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    30 Inpatient Days      NA
                                       30 Outpatient Visits
                                       Medications


---------------------------------------------------------------------------------------
Non-AHCCCS                             NA                     Exclude Inpatient;
Lost Title XIX or Title XXI                                   Hospital; Residential;
eligibility                                                   Medications
                                                              and Non-Emergency
                                                              Transportation
---------------------------------------------------------------------------------------
Court-Ordered Treatment (GSA 5 only)   NA                     All Covered Services/2/,
                                                              Except Inpatient Hospital
---------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
---------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                    30 Inpatient Days      NA
                                       30 Outpatient Visits
                                       Medications
---------------------------------------------------------------------------------------
Non-AHCCCS                             NA                     Exclude Inpatient;
Lost Title XIX or Title XXI                                   Hospital; Residential;
eligibility                                                   Medications
Pregnant Women                                                and Non-Emergency
Intravenous (IV) Drug Abusers                                 Transportation
HIV Drug Abusers
Parents of Children in Treatment
Discharge from Detox
---------------------------------------------------------------------------------------
Court-Ordered Treatment (GSA 5 only)   NA                     All Covered Services/2/,
                                                              Except Inpatient Hospital
---------------------------------------------------------------------------------------
TOBACCO TAX                            NA                     Services According to
                                                              Provider Contract
---------------------------------------------------------------------------------------
COOL                                   NA                     Exclude Inpatient;
                                                              Hospital; Residential;
                                                              Medications
                                                              and Non-Emergency
                                                              Transportation
---------------------------------------------------------------------------------------

/1/ Exceptions to the Summary of Benefits may be made based on medical necessity as authorized by a psychiatrist.
/2/ All covered benefits includes those services listed in the CPSA Service Authorization Matrix.

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 3
                        GEOGRAPHIC SUBDIVISIONS IN GSA 5

                                    [GRAPHIC]

--------------------------------------------------------------------------------------------------
                                                           Tohono O'Odham Nation
                                                        --------------------------
A                   B and B//a//     C and C//a//       D           D//a//           E
--------------------------------------------------------------------------------------------------
1. Tucson            6. Marana        13. Three Points   18. Sells   19. San Xavier   20. Ajo
2. South Tucson         (Ba on Map)   14. Sahuarita                      District     21. Why
3. Tucson Estates    7. Saguaro       15. Green Valley                                22. Lukeville
4. Oro Valley        8. Silver Bell       (Ca on Map)
5. Vail              9. Avra Valley   16. Continental
                    10. Rilito        17. Arivaca
                    11. Cortaro
                    12. Catalina
--------------------------------------------------------------------------------------------------

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 4
                        CPSA SERVICE AUTHORIZATION MATRIX

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 5
              TXXI BEHAVIORAL HEALTH SERVICES AND BENEFIT COVERAGE

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 6

                             RECONCILIATION PERIODS

-----------------------------------------------------------------------
MONTHLY ENCOUNTER PAYMENTS
-----------------------------------------------------------------------
Month                        Pay Date   Encounter Reconciliation Period
-----------------------------------------------------------------------
July                          8/31/01                      --
-----------------------------------------------------------------------
August                        9/28/01                      --
-----------------------------------------------------------------------
September                    10/31/01             7/01 - 7/01
-----------------------------------------------------------------------
October                      11/30/01             7/01 - 8/01
-----------------------------------------------------------------------
November                     12/28/01             7/01 - 9/01
-----------------------------------------------------------------------
December                      1/31/02            7/01 - 10/01
-----------------------------------------------------------------------
January                       2/28/02            7/01 - 11/01
-----------------------------------------------------------------------
February                      3/29/02            7/01 - 12/01
-----------------------------------------------------------------------
March                         4/30/02             7/01 - 1/02
-----------------------------------------------------------------------
April                         5/31/02             7/01 - 2/02
-----------------------------------------------------------------------
May                           6/28/02             7/01 - 3/02
-----------------------------------------------------------------------
June                          7/31/02             7/01 - 4/02
-----------------------------------------------------------------------
FY 01/02, if applicable       8/30/02             7/01 - 5/02
-----------------------------------------------------------------------
FY 01/02, if applicable       9/28/02             7/01 - 6/02
-----------------------------------------------------------------------

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 7
            CONTRACTOR SERVICE SITE LOCATIONS FOR RISK-BASED SERVICES

----------------------------------------------------------------------------------------------------------------------
Contractor Name:             Providence Service Corporation       Professional License #      N/A

Program Name:                                                     BHL License # :             BH-1229
                             ----------------------------------

Program Address:             620 N. Craycroft                     DBHS Provider #:            179400200

City/State/Zip:              Tucson, AZ  85711                    AHCCCS #:                   421397

                                                                  E.I.N./T.I.N./SS#:          86-0706547

Mailing Address:             Same as above                        Provider Type:              77

City/State/Zip:                                                   Locator Code(s):            801

Days & Hours of Operation:                                        Effective Dates:
 Monday - Friday  8:00 am - 5:00 pm                                Start Date: July 1, 2001   End Date: June  30, 2003

Telephone No.:               520-748-7108

Fax No.:                     520-747-9787                         Intake Site:       [X]  Y   [ ]  N

E-Mail Address:              www.provcorp.com
                                       [X]  Children's Services
                                            [X]  Title XIX
                                            [X]  Non-Title XIX
                                            [X]  Title XXI

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Contractor Name:             Providence Service Corporation       Professional License #      N/A

Program Name:                                                     BHL License # :             BH-1869
                             ----------------------------------

Program Address:             3221 N. 16th Street, Suite 302       DBHS Provider #:            179400500

City/State/Zip:              Phoenix, AZ  85016                   AHCCCS #:                   474560

                                                                  E.I.N./T.I.N./SS#:          86-0706547

Mailing Address:             SAME                                 Provider Type:              77

City/State/Zip:                                                   Locator Code(s):            801

Days & Hours of Operation:                                        Effective Dates:
 Monday - Friday  8:00 am - 5:00 pm                                Start Date: July 1, 2001   End Date: June 30, 2003

Telephone No.:               (602) 240-5582

Fax No.:                     (602) 240-5903                       Intake Site:       [ ]  Y   [X]  N

E-Mail Address:              www.provcorp.com
                                       [X]  Children's Services
                                            [X]  Title XIX
                                            [X]  Non-Title XIX
                                            [X]  Title XXI

----------------------------------------------------------------------------------------------------------------------

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 7
            CONTRACTOR SERVICE SITE LOCATIONS FOR RISK-BASED SERVICES

----------------------------------------------------------------------------------------------------------------------
Contractor Name:             Providence Service Corporation       Professional License #      N/A

Program Name:                Outpatient Services                  BHL License # :             BH-1229

Program Address:             7229 N. Thornydale, Suite 117        DBHS Provider #:            179400200

City/State/Zip:              Tucson, AZ  85741                    AHCCCS #:                   421397

                                                                  E.I.N./T.I.N./SS#:          86-0706547

Mailing Address:             SAME                                 Provider Type:              77

City/State/Zip:                                                   Locator Code(s):            801

Days & Hours of Operation:                                        Effective Dates:
 Monday - Friday  8:00 am - 5:00 pm  (Satellite Site)              Start Date: July 1, 2001   End Date: June 30, 2003

Providence will utilize this facility less than 20 hrs per week.

Telephone No.:
                             ----------------------------------

Fax No.:                                                          Intake Site:       [X]  Y   [ ]  N
                             ----------------------------------

E-Mail Address:              www.provcorp.com
                                       [X]  Children's Services
                                            [X]  Title XIX
                                            [X]  Non-Title XIX
                                            [X]  Title XXI

----------------------------------------------------------------------------------------------------------------------

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 8
      INDEPENDENT PRACTITIONERS - EMPLOYEES (M.D., D.O., R.N.P, P.A. Ph.D.)

----------------------------------------------------------------------------------------------------------------------
Practitioner's Name:         Raymond K. Lederman                  Professional License #:     1860

Credentials:                 D.O.                                 DBHS Provider #:            179000100

Mailing Address:             620 N. Craycroft Road                AHCCCS #:                   263260

City/State/Zip:              Tucson, Arizona 85711                /1/COS:                     01, 47

Telephone Number:            (520) 748-7108                       E.I.N./T.I.N./SS#:          86-0706547

Fax Number:                  (520) 745-1707                       Provider Type:              31

E-Mail Address:                                                   Locator Code(s):            801
                             ----------------------------------

Prescribing Privileges:      [X]  Yes   [ ]  No   DEA #  AL6761236   DEA Start: 3/9/01   DEA End: 3/31/04

Effective Dates:             Start Date: July 1, 2001    End Date: June 30, 2003

Population Served:
                                       [X]  Children's Services
                                            [X]  Title XIX
                                            [X]  Non-Title XIX
                                            [X]  Title XXI

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Practitioner's Name:         Michael J. Mardis                    Professional License #:     27301

Credentials:                 M.D.                                 DBHS Provider #:            215200100

Mailing Address:             620 N. Craycroft Road                AHCCCS #:                   483454

City/State/Zip:              Tucson, Arizona 85711                /1/COS:                     01, 47

Telephone Number:            (520) 748-7108                       E.I.N./T.I.N./SS#:          86-0706547

Fax Number:                  (520) 745-1707                       Provider Type:              08

E-Mail Address:                                                   Locator Code(s):            801
                             ----------------------------------

Prescribing Privileges:      [X]  Yes   [ ]  No   DEA #  BM6302284   DEA Start: 7/19/99   DEA End: 1/31/02

Effective Dates:             Start Date: July 1, 2001   End Date: June 30, 2003

Population Served:
                                       [X]  Children's Services
                                            [X]  Title XIX
                                            [X]  Non-Title XIX
                                            [X]  Title XXI

----------------------------------------------------------------------------------------------------------------------

----------
/1/ AHCCCS Category of Service (COS) - Provider Types 08 (Physician, Specialty Code 192 or 195); 18.(Physician Assistant); 19 (Registered Nurse Practitioner, Specialty Code 098); or 31(Osteopath, Specialty Code 192) must be in COS 47 - Mental Health Services.

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 9
                           ARNOLD VS. SARN PROVISIONS

1. The Contractor shall comply with the following provisions of the Implementation Plan agreed to by the portion in Arnold v. Department of Health Services No. C-432355 (Maricopa County Superior Court) and ordered by the Court on May 6, 1991 (the "Implementation Plan"): paragraphs 1, 3-8, 9, 12-14, 16, 17-18, 21-22, 25, 35-37, 45-46, 48-55, 59-66, 68-69, 73-74,
     81, 82-84, 85, 86, 106-107, 109-113, 125, 126-128, 132, 134, 139, 146, 149,
     196, 198, 201, 214, 216-217, 223-227, 230-231, 232, 236 and 242.

2. The Contractor shall participate fully in all planning, assessment and data collection activities of ADHS and the Monitor in implementing the requirements of the judgment in Arnold v. Arizona Department of Health Services and the Implementation Plan. These activities include, but are not limited to:

     a. Assessment of clients in the Arizona State Hospital, supervisory care homes, and board and care homes. Data from these assessments will be utilized by the entity to plan programs and needed program changes for the current fiscal year.

     b. Compliance audits of the Contractor's programs as designed and carried out by the Monitor.

     c. Collection of data on service needs and delivery in accordance with the specified services within the Implementation Plan. Data will also be collected by the Contractor and made available regarding clients turned down for service, waiting lists and unmet needs within the service area.

3. The Contractor shall ensure that the rights of persons with serious mental illness, as set forth in the judgment in Arnold v. Arizona Department of Health Services, the Implementation Plan, the client rights rules and the client rights brochure provided for in paragraphs 16 and 149 respectively of the Implementation Plan, are enforced.

4. The Contractor shall provide training to its employees to ensure that they are familiar with the rights of individuals with serious mental illness, as set forth in the judgment in Arnold v. Arizona Department of Health Services, the Implementation Plan, the client rules and the clients rights brochures provided for in paragraphs 16 and 149 respectively of the Implementation Plan.

5. Upon application for services for serious mental illness, all applicants shall be notified of their rights under the Implementation Plan and shall be given a copy of the attached Class Notice (Attachment E-IV), dated November 4, 1991, and the client rights brochure (see Implementation Plan, paragraph 149). The contents of the Class Notice shall be personally explained to the applicant. All current clients shall be given a copy of the Class Notice and the clients rights brochure immediately. The contents of the Class Notice shall be personally explained to the client by the client's case manager.

6. The Contractor shall establish a grievance procedure that conforms to paragraphs 8-14 of the Implementation Plan and the policies and rules to be implemented by ADHS in accordance with paragraph 9 of the Implementation Plan.

7. The Contractor shall facilitate clients' use of the grievance procedure and shall ensure that notice of the grievance procedure is provided to individuals with serious mental illness in accordance with the Implementation Plan and the policies and rules of ADHS.

8. The Contractor shall not in any way interfere with an individual's right to use the grievance procedure or in any way discourage the bringing of grievances by express or implied threats of retaliation. Nothing in this provision is intended to prevent the use of informal dispute resolution processes to resolve client complaints.

9. The Contractor shall comply with the requirements of the Implementation Plan, paragraphs 35-68, concerning ITPS and with the policies and regulations concerning ITPS to be adopted by ADHS pursuant to the Implementation Plan, paragraph 81. These requirements include, but are not limited to requirements concerning the eligibility determination, the comprehensive assessment, development of

ATTACHMENT
Effective 7-01-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                    CHILDREN'S SERVICES
       Health Authority                 Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     the ITP, the ITP meeting, distributing the ITP, client acceptance of the ITP, interim ITPs, implementing the ITP, review and modification of the ITP, and discharge planning from inpatient facilities.

10. The Contractor shall ensure the participation of the client in the development, implementation, review and modification of the client's ITP to the greatest extent possible.

11. The ITP shall be based on services that are provided in the least restrictive, most normal setting and on services that maximize the client's strengths, independence and integration into the community.

12. The ITP shall be based on the actual needs of the client rather than on what services are currently available.

13. The Contractor shall implement a written service agreement with the RBHA for each client who is to receive services in accordance with paragraph 63 of the Implementation Plan.

14. The Contractor shall not discontinue or otherwise interrupt services to a client without: (a) modification of the ITP in accordance with the applicable provisions of the Implementation Plan and ADHS policies and rules, and (b) obtaining prior written approval from the client's clinical team. If prior written approval is obtained, the Contractor shall give 30 days written notice to the client, the client's guardian, if any, and the client's case manager. If the client poses a threat of imminent harm to persons employed or served by the Contractor, the Contractor shall give notice which is reasonable under the circumstances.

15. No service of the Contractor shall be modified, terminated, interrupted or discontinued except upon modification of the ITP by the clinical team in conjunction with the client and the client's guardian and/or designated representatives, if any.

16. All modifications of the ITP may be grieved by the client, and the case manager shall inform all clients of this right whenever an ITP is modified. If a class member grieves a modification, no services shall be modified, terminated, interrupted or discontinued until the grievance, and any judicial review thereof, are final.

17. Clients may request a change in case manager, psychiatrist or clinical team, which request shall be honored to the extent possible.

18. All housing and residential services shall be provided in homelike settings that are designed to integrate clients into the community. There shall be no arbitrary time limits on length of stay in any housing or residential program.

19. The Contractor shall only develop housing and residential services that comply with the size limitations in the Implementation Plan, paragraph 127, and that conform to the interpretative guidelines developed by ADHS.

20. The Contractor must accept referrals of all class members in Arnold v. Arizona Department of Health Services. Once the clinical team determines that the client requires specific services, no agency under contract or subcontract with ADHS to provide those same specific services may unreasonably refuse to provide those services except when, in the case of a residential program, there are no vacancies, and in the case of other services, the extension of services would cause the agency to exceed pre-established staff/client ratios. All refusals to provide services for whatever reason shall be reported in writing to the medical director of DBHS.

NOTE: The foregoing shall apply to the extent same relate to services to be provided by the Contractor under its Subcontract with the RBHA.

ATTACHMENT
Effective 7-01-01

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

===============================================================================================================================
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
   Inpatient Care                                    30 Day Inpatient Limit
===============================================================================================================================
Inpatient Hospital     114  Room and Board -         Covered under the 30     Each Inpatient Day     Prior Authorization
-JCAHO, Level 1             Private psychiatric      Day limit per contract   counts as 1 day        Required Includes
                                                     year.                    toward contract year   accommodation, ancillaries
                                                                              limit.                 and all treatment
                       124  Room and Board -         Bed hold days are                               services.
                            Semi private             excluded from coverage.
                            psychiatric                                                              Authorized services, that
                                                                                                     are allowable per the
                       134  Semi-private three                                                       provide type, may be
                            and four beds                                                            billed separately by M.D.,
                            psychiatric                                                              D.O., Ph.D. P.A. or Cert.
                                                                                                     Psychiatric Nurse
                       154  Room and Board ward                                                      Practitioner in an
                            psychiatric                                                              inpatient setting, and
                                                                                                     don't count against the 30
                                                                                                     day limit per contract
                                                                                                     year.

                                                                                                     Acute detoxification is a
                                                                                                     behavioral health service
                                                                                                     and counts towards the 30
                                                                                                     day limit.
===============================================================================================================================
                                                     Included as part of 30
  Out of Home Care                                     Day Inpatient Limit
===============================================================================================================================
Inpatient              114  Room and Board -         Covered under the 30     Each Inpatient Day     Prior Authorization
Psychiatric Facility        Private psychiatric      Day limit per contract   counts as 1 day        Required
Under 21 RTC -                                       year.                    toward contract year   Includes accommodation,
JCAHO, Level 1         124  Room and Board -                                  limit.                 ancillaries and all
                            Semi-private             AWOL and Bed hold days                          treatment services.
                            psychiatric              are excluded from
                                                     coverage.                                       Authorized services, that
                       134  Semi-private three                                                       are allowable per the
                            and four beds                                                            provider type, may be
                            psychiatric                                                              billed separately by M.D.,
                                                                                                     D.O., Ph.D., P.A. or Cert.
                       154  Room and Board ward                                                      Psychiatric Nurse
                            psychiatric                                                              Practitioner in an
                                                                                                     inpatient setting, and
                                                                                                     don't count against the 30
                                                                                                     day limit per contract
                                                                                                     year.

                                                                                                     Acute detoxification is a
                                                                                                     behavioral health service
                                                                                                     and counts towards the 30
                                                                                                     day limit.
-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

===============================================================================================================================
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
    Partial Care                                     Included as part of 30
      Services                                        Day Inpatient Limit
===============================================================================================================================
                       W2000 - Intensive,1/2         Covered under the 30     Each Full Day counts   Prior Authorization
1.   Partial Care:             day, 3 hour           Day limit per contract   as 1/2 day toward 30   Required
     Intensive and             minimum               year.                    day limit; each half
     Basic                                                                    day counts as 1/4      Psychiatrist, psychologist
                       W2001 - Intensive, full                                day toward 30 day      or certified psychiatric
                               day, 5 hour                                    limit.                 nurse practitioner
                               minimum                                                               services are included in
                                                                              W2000= 1/4 day         the intensive partial care
2.   Partial Care:     W2002 - Basic,1/2 day,                                                        code/rate; these services
     Basic                     3 hour minimum                                 W2001= 1/2 day         are not counted toward the
                                                                                                     day or visit limitation
                       W2003 - Basic, full day,                               W2002= 1/4 day         and may not be billed
                               5 hour minimum                                                        separately. These
                                                                              W2003= 1/2 day         professional services are
                                                                                                     not included in the basic
                                                                                                     partial care code/rate;
                                                                                                     these services are not
                                                                                                     counted toward the day or
                                                                                                     visit limitation and may
                                                                                                     be billed separately.
-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

===============================================================================================================================
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
                                                          30 Outpatient
Outpatient Services                                        Visits/Year
===============================================================================================================================
Individual and         90804-90815    99354          Covered under the 30     On the date of         If provider A delivers 2
family therapy and     90816-90819*   99355          visit limit.             service, regardless    hrs. Individual Counseling
counseling             90821-90824*   99356-99357*                            of length of           from 9-11 AM = 1 visit
                       90826-90829*   99358-99362                             service, or number
                       90845          99371-99373                             of units billed,       If provider A delivers 2
                       90846          W2150                                   count one service      hrs. Individual Counseling
                       90847                                                  type/code billed by    from 9-11 AM and 1 hr
                       90865                                                  one provider as one    Family Counseling from
                       90870-90871                                            visit:                 11-12 Noon = 2 visits
                       90875-90876
                                                                              1 provider, 1          *These services, that are
                                                                              service code = 1       allowable per the provider
                                                                              visit                  type, and provided by an
                                                                              1 provider, 2          M.D., D.O., Ph.D.,
                                                                              service codes = 2      Certified Psychiatric
                                                                              visits                 Nurse Practitioner in an
                                                                                                     inpatient setting, do not
                                                                                                     count towards the 30 visit
                                                                                                     limit per contract year.
-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

===============================================================================================================================
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
                                                          30 Outpatient
Outpatient Services                                        Visits/Year
===============================================================================================================================
Individual and         90880          W2151          Covered under the 30     On the date of         If provider A delivers 2
family therapy and     90882          W2152          visit limit.             service, regardless    hrs. Individual Counseling
counseling             90887          W2300                                   of length of           from 9-11 AM = 1 visit
                       90899          W2350                                   service, or number
                       90901                                                  of units billed,       If provider A delivers 2
                       99199                                                  count one service      hrs. Individual Counseling
                       99341-99345                                            type/code billed by    from 9-11 AM and 1 hr
                       99347-99350                                            one provider as one    Family Counseling from
                                                                              visit:                 11-12 Noon = 2 visits

                                                                              1 provider, 1          *These services, that are
                                                                              service code = 1       allowable per the provider
                                                                              visit                  type, and provided by an
                                                                              1 provider, 2          M.D., D.O., Ph.D.,
                                                                              service codes = 2      Certified Psychiatric
                                                                              visits                 Nurse Practitioner in an
                                                                                                     inpatient setting, do not
                                                                                                     count towards the 30 visit
                                                                                                     limit per contract year.
-------------------------------------------------------------------------------------------------------------------------------
Group therapy and      90849          W2153          Covered under the 30     On the date of
counseling             90853          W2351          visit limit per          service, regardless
                       90857                         contract year.           of length of
                       99411-99412                                            service, or number
                                                                              of units billed,
                                                                              count one service
                                                                              type/code billed by
                                                                              one provider as 1/2
                                                                              visit.

                                                                              1 provider, 1
                                                                              service code = 1/2
                                                                              visit
                                                                              1 provider, 2
                                                                              service codes = 1
                                                                              visit
-------------------------------------------------------------------------------------------------------------------------------
Emergency/crisis       99281-99285                   Covered; no limit per    N/A
stabilization and      W2020 -                       contract year.
care                   W2021
-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

===============================================================================================================================
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
                                                          30 Outpatient
Outpatient Services                                        Visits/Year
===============================================================================================================================
Behavior Management    W2200 -                       Covered under the 30     On the date of
                       W2202                         visit limit per          service, regardless
                                                     contract year.           of length of
                                                                              service, or number
                                                                              of units billed,
                                                                              count one service
                                                                              type/code billed by
                                                                              one provider as one
                                                                              visit.

                                                                              1 provider, 1
                                                                              service code = 1
                                                                              visit
-------------------------------------------------------------------------------------------------------------------------------
Psychosocial           W2210                         Covered under the 30     On the date of
Rehabilitation                                       visit limit per          service, regardless
                                                     contract year.           of length of
                                                                              service, or number
                                                                              of units billed,
                                                                              count one service
                                                                              type/code billed by
                                                                              one provider as one
                                                                              visit.

                                                                              1 provider, 1
                                                                              service code = 1
                                                                              visit
-------------------------------------------------------------------------------------------------------------------------------
Support Services

Evaluation and         90801-         99347-         Covered under the 30     On the date of         *These services, that are
Diagnosis              90802          99350          visit limit per          service, regardless    allowable per the provider
(assessment)           90805          99358-         contract year.           of length of           type, and are provided in
                       90807          99362                                   service, or number     an inpatient setting by an
                       90809          *90817                                  of units billed,       M.D., D.O., or Certified
                       90811          *90819                                  count one service      Psychiatric Nurse
                       90813          *90822                                  type/code billed by    Practitioner, do not count
                       90815          *90824                                  one provider as one    towards the 30 visit limit
                       90865          *90827                                  visit.                 per contract year.
                       90880          *90829
                       90885          *99217                                  1 provider, 1
                       90887          *99221-                                 service code = 1
                       90889          99223                                   visit
                       90899          *99231-
                       96100          99236
-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

-------------------------------------------------------------------------------------------------------------------------------
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
                       99199          *99238-
                       99201-         99239
                       99205          *99251-
                       99218-         99255
                       99220          *99261-
                       99241-         99263
                       99245          *99356-
                       99271-         99357
                       99275          99371-
                       99301-         99373
                       99303          99499
                       99311-         W2050
                       99313
                       99341-
                       99345
-------------------------------------------------------------------------------------------------------------------------------
Screening              W2052                         Covered; not                                    Not to be performed more
                                                     counted toward                                  than once per each six
                                                     the 30 visit                                    month period of continuous
                                                     limit per                                       behavioral health service.
                                                     contract year.

-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

-------------------------------------------------------------------------------------------------------------------------------
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
Laboratory and         70450          82607          Covered; no              N/A
radiology services     70460          82742          limit per
                       70470          82746          contract year.
                       70551-         82977
                       70553          83840
                       80051          83925
                       80100-         83992
                       80102          84022
                       80152          84132
                       80154          84146
                       80156          84436
                       80160          84439
                       80164          84443
                       80166          84520
                       80174          84703
                       80178          85007-
                       80299          85009
                       80420          85013-
                       81000-         85014
                       81003          85018
                       81005          85021-
                       81025          85025
                       81050          85027
                       82055          85031
                       82205          85048
                       82075          85651-
                       82145          85652
                       82382          86580
                       82520          86585
                       82530          86592-
                       82533          86593
                       82565          86689
                       G0001          86701-
                       82570          86703
                       82575          87390-
                                      87391
                                      93000
                                      93005
                                      93010
                                      93040
                                      95819

-------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 5
             TITLE XXI BEHAVIORAL HEALTH SERVICES: BENEFIT COVERAGE
                             Effective July 1, 1999

                                                            CPSA Revised: 6/1/00

-------------------------------------------------------------------------------------------------------------------------------
       KidsCare
       Service:                                        Coverage Limits per    How to Count Toward
         TXXI                Service Codes                 Benefit Year           Benefit Limit             Note/Comment
===============================================================================================================================
Psychotropic           Per ADHS Medication           Covered; no limit per    N/A
Medication             Formulary + J1631, J2680      contract year.
-------------------------------------------------------------------------------------------------------------------------------
Medication review,     90782                         Covered; no limit per    N/A
adjustment &           90862                         contract year.
monitoring             99211
                       99212-99215
                       W2100
-------------------------------------------------------------------------------------------------------------------------------
Case Management        W2030                         Covered; no limit per    N/A                    Prior Authorization
                                                     contract year.                                  Required thru 8/31/99.
                                                                                                     Effective 9/1/99 no prior
                                                                                                     authorization is required.

                                                                                                     Case management is
                                                                                                     intended to enhance
                                                                                                     treatment compliance and
                                                                                                     effectiveness. May be
                                                                                                     face-to-face or
                                                                                                     telephonic; may vary in
                                                                                                     frequency and intensity
                                                                                                     based on member need.
                                                                                                     Includes case coordination
                                                                                                     or service coordination.

                                                                                                     Case management refers to
                                                                                                     services provided, not to
                                                                                                     an individual case
                                                                                                     manager.
-------------------------------------------------------------------------------------------------------------------------------
 Emergency             A0360                         Covered; no limit per    N/A                    Emergency transportation,
 Transportation,       A0362                         contract year.                                  including transfers, by a
 Medically Necessary   A0380                                                                         registered emergency
                       A0382                                                                         transportation provider,
                       A0398                                                                         may be provided without
                                                                                                     limitation.
-------------------------------------------------------------------------------------------------------------------------------
 Non-Emergency         Not Applicable                Not a Covered  Benefit   N/A                    N/A
 Transportation,                                     under Title XXI
 Medically Necessary   A0100
                       A0110
                       A0130
                       A0140
                       A0160
                       Z3610
                       Z3620
                       Z3643
                       Z3717
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                        AMENDMENT #1
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

Effective July 1, 2001 the Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation, is amended as follows:

     1. Specialty Provider Incentive language that has been added to the Special Provisions. This is one-time funding that is effective July 1, 2001 through June 30, 2002. Funding Allocation Schedule is included.

All other terms, conditions and provisions of the Subcontract Agreement shall remain unchanged.

================================================================================

RBHA:                               Community Partnership of Southern Arizona
                                    --------------------------------------------


                       Signature:
                                    --------------------------------------------
            Print Name and Title:   Neal Cash., Chief Executive Officer
                                    --------------------------------------------

                            Date:

================================================================================

Provider:                           The Providence Service Corporation
                                    --------------------------------------------


                       Signature:
                                    --------------------------------------------
            Print Name and Title:   Boyd Dover, President,
                                    The Providence Service Corporation
                                    --------------------------------------------

                            Date:

--------------------------------------------------------------------------------


                       Signature:
                                    --------------------------------------------
            Print Name and Title:   Mary J. Shea, President,
                                    Providence of Arizona, Inc.
                                    --------------------------------------------

                            Date:

================================================================================

Amendment
Effective 7-1-01                   Page 1 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                        AMENDMENT #1
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

The following language will be added to the FY2001-02 Risk-based boilerplate (Single), Special Provisions:

R.   SPECIALTY PROVIDER INCENTIVE PROGRAM

     1. Eligibility Requirements. To ensure the availability and utilization of Specialty Providers the RBHA will reimburse the Contractor the cost of specialty services provided to DES/CPS referred children up to the limitations described below in paragraph 2. Children receiving these services must be enrolled in the RBHA system. Specialty Providers are defined as qualified master level behavioral health professionals who are:

          a. certified by the Arizona Board of Behavioral Health Examiners as Certified Independent Social Worker (CISW); Certified Professional Counselor (CPC); or Certified Marriage and Family Therapist (CMFT);

          b. credentialed and privileged by the Contractor as having two (2) years of training or experience in a specialty area treating children with certain behavioral health needs or problems; (specialty areas currently include attachment and bonding disorders; post traumatic stress disorders; sexual abuse victims; sexual offenders; adoptions, eating disorders and developmental disabilities); and

          c. registered with AHCCCS and ADHS/DBHS and issued unique AHCCCS and ADHS/DBHS provider identification numbers.

          In addition to the requirements above and in order for the Contractor to be eligible for the incentive payment, the Specialty Provider must

          a.   be contracted (not employed) by the Contractor;

          b. bill independently using their unique AHCCCS and ADHS/DBHS provider identification numbers for specialty services provided to DES/CPS referred children; and

          c. comply with all reporting and/or tracking requirements as stipulated by ADHS/DBHS or the RBHA.

     2. Incentive Payment. Contractor shall be reimbursed on a fee-for-services basis for specialty services provided to an enrolled child member by a contracted and credentialed/privileged Specialty Provider.

          a. Fee-for-service payments due to the Contractor shall be determined on a monthly basis and paid to the Contractor in accordance with the following:

               GSA 5

          =============================================================
          No. of Sessions   Service Limitation   Rate     Reimbursement
          -------------------------------------------------------------
                 6          First 15 children    $65.00       100%
          -------------------------------------------------------------
                 3                               $65.00       100%
          ---------------   Up to 74 children    ----------------------
                 3                               $65.00        50%
          =============================================================

Amendment
Effective 7-1-01                   Page 2 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                        AMENDMENT #1
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. The yearly contract value for the Specialty Provider Incentive Program shall not exceed $27,533.00.

          Contractor shall submit an invoice to the RBHA within fifteen (15) days following the end of the month. At minimum, the invoice shall include the following information:

               i.   Member ID number

               ii.  Name of Specialty Provider

               iii. Specialty Provider's AHCCCS and ADHS/DBHS Provider ID
                    numbers

               iv.  Date(s) of service

               v.   Procedure code(s)

               vi.  Unit(s) of service

               vii. Amount due

          c. Payments to the Contractor shall be made within thirty (30) days of receipt of the Contractor's invoice and verification of encounter data in the CPSA Claims/Encounter System that supports the claim for reimbursement.

          d. The Contractor shall submit 100% of the encounters for all specialty services provided to child members. All submissions shall meet Fiscal Agent system requirements.

Amendment
Effective 7-1-01                   Page 3 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                        AMENDMENT #1
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                           FUNDING ALLOCATION SCHEDULE
                      SPECIALTY PROVIDER INCENTIVE PROGRAM
                            (HARD COPY INSERTED HERE)

Amendment
Effective 7-1-01                   Page 4 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

The Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation, is amended as follows:

1. Effective October 1, 2001, to incorporate revisions to Senate Bill 1087 Children's Health Insurance Program (Title XXI KidsCare) to expanded behavioral health services and to eliminate the service limitations and the requirements for tracking of services provided.

     a. Schedule I-B, Special Provisions, Title XXI KidsCare is replaced in its entirety and attached.

     b. Schedule II-B, Scope of Work, Title XXI KidsCare is replaced in its entirety and attached.

     c. Attachment 2: Summary of Benefits is replaced in its entirety and attached.

     d. Attachment 5: Title XIX Behavioral Health Services and Benefit Coverage is deleted in its entirety.

All other terms and conditions remain the same.

--------------------------------------------------------------------------------

RBHA:                   Community Partnership of Southern Arizona
                        --------------------------------------------------------


Signature:
                        --------------------------------------------------------
Print Name and Title:   Neal Cash, Chief Executive Officer
                        --------------------------------------------------------
Date:
--------------------------------------------------------------------------------

Contractor:             The Providence Service Corporation
                        --------------------------------------------------------


Signature:
                        --------------------------------------------------------
Print Name and Title:   Mary J. Shea, President,
                        Providence of Arizona, Inc.
                        --------------------------------------------------------
Date:

--------------------------------------------------------------------------------

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 1 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE 1-B
                      SPECIAL PROVISIONS-TITLE XXI KIDSCARE

A.   COVERED SERVICES:

     The Contractor shall provide, either directly or through subcontract arrangement, Covered Services in accordance to Attachment 2, Summary of Benefits and reported in accordance to Attachment 4, CPSA Authorized Service Matrix. Covered Services to TXXI Members shall be provided as part of an integrated continuum of care. The Contractor shall manage the care of Members assigned to the Contractor in accordance with Schedule II-B, TXXI KidsCare Scope of Work.

B.   UNCOVERED SERVICES:

     While the provisions of this Subcontract include Title XIX services and procedure codes to Title XXI Member, it may be medically necessary to provide Non-Title XIX/XXI services as part of the continuum of care. Non-Title XIX/XXI services rendered to a TXXI Child or SMI member will not be paid with Title XXI funds, but will be encountered and reported as Non-Title XIX/XXI encounters. These uncovered services will be reflected in the encounter value of the Non-Title XIX/XXI Case Rates in the Contractor's Risk-based Subcontract with the RBHA.

     Contractor must follow ADHS/DBHS and RBHA policies regarding service priorities for those persons who lose Title XIX or Title XXI eligibility while in treatment.

C.   PHARMACY SERVICES:

     Pharmacy services, including the cost of medications, provided to Title XXI Members shall be paid for by the RBHA on a fee-for-service basis to the contracted pharmacy provider.

D.   SEH CHILDREN (For Children Providers only):

     In accordance with Hodges v. Bishop, if a child is determined by the home school district to need residential placement in an RTC for special education purposes, it is the responsibility of the Contractor to facilitate a RTC placement. The RTC placement must occur within fifteen
     (15) days of the development of the child's Individual Education Program
     (IEP) if the IEP includes a decision to place. Discharge from the RTC is contingent upon the IEP in accordance with the home school district. The Contractor must comply with the Seriously Emotionally Handicapped (SEH) disclosure reporting requirements, as requested by the RBHA.

     The Contractor must identify all new enrollees who are Seriously Emotionally Handicapped (SEH) children. These are children who have an Individual Education Program (IEP) in their home school district. These children will be identified at time of intake, using the designated indicator in the intake packet, which is submitted to the RBHA.

     For each SEH identified child, the Contractor must have an Arizona Department of Education (ADE) Letter signed by the school special education department to utilize SEH funds. This letter must be filed in the child's clinical record and will act as verification that the child is entitled to use SEH funds for treatment services.

E.   SCHOOL-BASED SERVICES:

     Contractor shall provide school-based services for Title XXI Children.

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 2 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

F.   TRANSITION AT AGE 18:

     Contractor and its Subcontracted Providers are responsible for following the RBHA policy and procedures for Children turning 18 and transferring to the Adult services system.

G.   CHILDREN'S IGAS:

     Contractor and its Subcontracted Providers who provide services to children must comply with the DES, DDD, ADJC, DOE and AOC IGAs and submit applicable monthly or quarterly updated progress reports as required to the appropriate State agency. The Contractor shall ensure that a copy of such report(s) are filed in the child's clinical record.

H.   GROUP HOMES FOR JUVINILES

     The Contractor shall comply with A.R.S. Title 36, Chapter 10, as it applies to group home services that are either provided directly by the Contractor or provided through a subcontract arrangement with a group home provider. The Contractor shall include the following minimum provisions as part of its subcontract (s) with group home providers and is responsible for monitoring group home providers to ensure that these provisions are implemented:

     1.   Definitions:

          a. "Contract Violation" means a licensing violation or a failure of the group home to comply with those provisions of this Subcontract.

          b. "Contracting Authority" means the Regional Behavioral Health Authority or the State agency or division, office, section bureau or program that is responsible for the administration and monitoring of contracts with group homes.

          c. "Group Home" means a residential facility that is licensed to serve more than four minors at any one time and that is licensed by the department of health services pursuant to A.R.S. Title 36, Chapter 4 or Section 36-591, Subsection b or by the Department of Economic Security pursuant to Title 8, Chapter 5, Article 1 and that provides services pursuant to a contract for minors determined to be dependent as defined in Section 8-201 or delinquent or incorrigible pursuant to Section 8-341, or for minors with developmental disabilities, mental health or substance abuse needs. Group home does not include hospitals, nursing homes, child crisis and domestic violence shelters, adult homes, foster homes, facilities subject to any transient occupancy tax or behavioral health service agencies that provide twenty-four (24) hours or continuous physician availability.

          d. "Licensing Authority" means the State agency or its division, office, section, bureau or program that is responsible for licensing group homes.

          e. "Licensing Violation" means a determination by the licensing authority that the group home is not in compliance with licensing requirements as prescribed in statute or rule.

          f. "Neighbor" means a person residing within a quarter of a mile radius of the group home.

          g. "Resident" means any person who is placed in a group home pursuant to a (sub)contract with a contracting authority.

     2.   General Requirements:

          a. The group home shall provide a safe, clean and humane environment for the residents.

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 3 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. The group home is responsible for the supervision of the residents while in the group home environment or while the residents are engaged in any off-site activities organized or sponsored by and under the direct supervision and control of the group home or affiliated with the group home.

          c. All group home providers shall be licensed by either the Department of Health Services or the Department of Economic Security.

          d. The award of a group home contract by the Contractor is not a guarantee that members will be placed in the group home.

          e. A license violation by the group home provider that is not corrected pursuant to this section may also be considered a contract violation.

          f. State agencies, RBHAs and the Contractor may share information regarding group home providers. The shared information shall not include information that personally identifies residents of group homes.

          g. A group home's record of contract violations and licensing violations may be considered by the Contractor, the RBHA or ADHS/DBHS when it evaluates any requests for proposals or in the credentialing/recredentialing process.

     3.   Contract Remedies/Sanctions:

          a. A schedule of financial sanctions in an amount of up to $500.00 per violation that the Contractor, after completing an investigation, may assess against the group home provider for a substantiated contract violation defined as a licensing violation or a failure of the group home to comply with those provisions of its subcontract relating to paragraphs a, b, c of the previous section, relating to the health, care or safety of a member or the safety of a neighbor. A financial sanction may be imposed for a contract violation related to the safety of a neighbor only if the conduct that constitutes the violation would be sufficient to form the basis for a civil cause of action from damages on the part of the neighbor whether or not such a civil action has been filed. These sanctions may be imposed by either deducting the amount of the sanction from any payment due or withholding future payments. The deduction or withholding may occur after any hearing available to the group home provider.

          b. The Contractor may remove members from the group home or may suspend new placements to the group home until the contracting violation(s) is corrected.

          c.   The Contractor's right to cancel the Subcontract.

          d. A person may bring a complaint against any state agency that violates this section pursuant to A.R.S. Title 36, Section 41-1001.01. In addition to any costs or fees awarded to a person resulting from a complaint of violation of this section, the state agency shall revert the sum of $5,000 from its General Fund operation appropriation to the state treasury for deposit in the State General Fund for each violation that is upheld by an administrative law judge or hearing officer. The state agency may impose a sanction against the RBHA, who in turn may imposed a sanction against the Contractor, equal to the amount of the sanction and any costs or fees awarded to the person as a result of a complaint of violation of this section. The legislature shall appropriate monies that revert under this section for a similar program that provides direct services to children.

     4.   Notification Requirements:

          a. Within ten (10) business days after the Contractor receives a complaint relating to a group home, the Contractor shall notify the Provider and the RBHA and either initiate an investigation or refer the investigation to the licensing authority. If any complaint

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 4 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               concerns an immediate threat to the health and safety of a member, the complaint shall be immediately referred to the licensing authority. If the Contractor determines that a violation has occurred, it shall:

          b.   Notify all other contracting authorities of the violation.

          c. Coordinate a corrective action plan to be implemented within ninety (90) days.

          d. Require the corrective action plan to be implemented within ninety (90) days.

          e. If a licensing deficiency is not corrected in a timely manner to the satisfaction of the licensing authority, the Contractor may cancel the Subcontract immediately on notice to the Provider and may remove the members.

I.   METHOD OF COMPENSATION:

     The RBHA reserves the right to renegotiate the services, rates, and/or method of compensation as set forth in these Special Provisions.

     1. The RBHA reserves the right to convert the provision of Title XXI KidsCare Services from the Fee-For-Service payment mechanism described in Paragraph H.2., below to an at-risk mechanism at its discretion and within thirty (30) days notice to Contractor.

     2. Contractor shall be reimbursed on a fee-for-service basis for Covered Services provided to a Title XXI Member. Title XXI uncovered services will be processed in accordance with Paragraph B., Uncovered Services.

     3. Monthly payments to the Contractor will be made by the RBHA on the last day of each month for the previous month's adjudicated claims in the CPSA Claims/Encounter System. An Explanation of Benefits (EOB) will be included with the payment distribution for all adjudicated claims included in the payment.

     4. The RBHA shall distribute payments in accordance with these provisions as long as the RBHA has received funding from ADHS/DBHS. If funding from ADHS to the RBHA is delayed, funding to Contractor may occur the day funds are deposited and verified to RBHA accounts.

     5. The Contractor and its Subcontracted Providers shall submit 100% of claims/encounters for all Covered Services provided to Title XXI Members under the terms of this Subcontract. All submissions shall meet Fiscal Agent system requirements.

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 5 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                 SCHEDULE II - B
                                  SCOPE OF WORK
                             KIDSCARE TXXI SERVICES

A.   PURPOSE OF PROGRAM:

     To provide Title XXI behavioral health treatment to eligible children and adults.

B.   CONTRACT DATE:

     October 1, 2001 through June 30, 2002

C.   MINIMUM STAFFING REQUIREMENTS:

     1. The Contractor maintains clinical, organizational, managerial and administrative systems and staff capable of fulfilling all subcontract requirements by ensuring that all staff have appropriate training, education, experience, orientation and credentialing to fill the requirements of their positions. The Contractor ensures that staff training includes, but is not limited to, linguistically and culturally appropriate practices.

     2. The service continuum must provide a comprehensive system of care with the capacity to effectively deliver simultaneous mental health and substance use disorder assessment and treatment at every level of care for persons with co-occurring disorders. The Contractor will strive to implement the Principles adopted by the Arizona Integrated Treatment Consensus Panel.

     3. Each intake site must have a staff person trained in financial screening and dedicated to the completion of applications for public benefits.

D.   SERVICE AVAILABILITY:

     1. The Contractor provides for a continuum of covered services arranged to meet the treatment needs of enrolled Members.

     2. The Contractor must provide to the Member, in writing, instructions for how to access the above 24-hour services.

Intake services are available during non-business hours to accommodate Member access into the system. Intake services are also available outside the Contractor's office, i.e. schools, homes, wellness centers.

E.   POPULATION SERVED:

     Children - Title XXI

     Seriously Mentally Ill -Title XXI, Adults, age 18 years old - end of the month of 19th birthday

     General Mental Health/Substance Abuse - Title XXI, Adults, age 18 years old until the end of the month of 19th birthday

F.   SERVICES PURCHASED:

     1. Covered Services are purchased to ensure a continuum of care in accordance with the CPSA Summary of Benefits. Covered services are defined by service codes in the CPSA Service Authorization Matrix.

     2. The Contractor is responsible to ensure compliance with prior authorization requirements applicable to the Title XXI program.

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 6 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

G.   MEMBER ELIGIBILITY:

     1. All Title XXI Children, General Mental Health/Substance Abuse and SMI Members are eligible for medically necessary covered services to meet their benefit health needs. CPSA is a payer of last resort and a financial assessment must be completed to determine assessment of co-payment. Coordination of benefits must occur. The Member is to be assisted in applying for entitlements.

H.   REFERRALS:

     1. The Contractor must accept and track referrals according to CPSA contract requirements.

     2. Contractors who provide SMI and General Mental Health services will accept referral of enrolled Title XXI children within 6 months of their upcoming 18th birthday. The adult Contractor will coordinate and cooperate with the children's service Contractor to ensure smooth transition into the adult programs upon the child turning 18 years of age.

I.   MEMBER INTAKE AND ENROLLMENT:

     1. Contractor will accept a Member assigned by CPSA Member Services. In the event that a Member's eligibility is questioned, the Contractor Appeals Process may be used. During the appeal, the Contractor will continue provision of covered services to the assigned Member.

     2. The Contractor will maintain an adequate number of intake sites. Scheduled hours for intake appointments must ensure accessibility and ease of entry into the behavioral health system.

     3. Inter-RBHA and Inter-Network transfers receive intake and enrollment in accordance with ADHS/DBHS and CPSA policies regarding transfers. Children transferring from the children's system will be assigned to the adult Contractor on the date of their 18th birthday. All adult Contractors will participate in staffings and active treatment of child Members who are turning 18 in the next six months and have a pending assignment to that adult Contractor. An intake appointment to review the clinical and financial assessment of the now adult Member will be scheduled to occur for the Member no later than the day after the 18th birthday.

     4. The intake Contractor will determine potential eligibility for entitlements and will assist the eligible or enrolled person in applying for such entitlements. All intake Contractors will assist eligible or enrolled persons in completing Title XXI (KidsCare) applications, if applicable, and shall monitor the application for acceptance or denial. Tracking of Title XXI enrolled Members who lose and regain Title XXI eligibility will occur and Members will be assisted in reapplying for Title XXI benefits if lost, when applicable. In the event of scheduled entitlement intake appointments, individuals will be apprised of the documents that will be needed to facilitate the establishment of eligibility.

J.   MEMBER ASSESSMENT:

     1. Financial assessments must be completed by staff trained in Coordination of Benefits and Coordination of Care according to the CPSA Financial Screening Manual.

     2. The following assessments are required to be completed at intake, every 6 months, six months prior to tuning 18, upon closure and at the time of significant change in behavior or functional level:

          a.   Arizona Level of Functioning Assessment (ALFA)

          b.   Service Level Check Guidelines

          c.   Client Assessment Form

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 7 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                       AMENDMENT NO.2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          d. Clinical Global Impression (CGI) for persons receiving medications at intake or when prescribing of medication begins

          e.   Health Status Questionnaire (SF-12)(Adults only)

     3. A comprehensive Psychosocial Assessment is completed on all Members upon intake and updated annually. The Psychosocial assessment included in the CPSA Clinical Documentation Manual may be used. In addition to the psychosocial assessment, the Contractor must implement a screening protocol for use with all individuals to determine if the Member has issues of substance abuse or substance dependence. Staff must be trained in the administration of standardized screening tools such as the MAST, the DAST, the CAGE or other substance abuse screening tools.

     4. The following additional or more intensive assessments may need to occur based on information gathered in the initial clinical assessment:

          a.   Psychological Evaluation

          b.   Psychiatric Evaluation

          c.   Neurological Evaluation

          d. Special assessment of Members with Mental Retardation and other Developmental Disabilities

          e.   Comprehensive substance abuse disorders evaluation

          f.   Identification of and assessment of victims of abuse and neglect

K.   LENGTH OF STAY:

     1. The Contractor must implement a Utilization Management program to ensure medically necessary services are provided to all Title XXI Members to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

     2. Contractor will use CPSA Level of Care criteria for Acute Inpatient, Intensive Residential, Therapeutic Group Home, Therapeutic Foster Care Group Home, and Behavioral Health Day Programs.

     3. Contractor will use American Society of Addictions Medicine patient place criteria for determining level of care for substance abuse treatment and length of stay.

     4. A Title XXI Adult General Mental Health Member who becomes 19 years old and is no longer entitled to Title XXI benefits will be transitioned to behavioral health services in the community and/or assisted to apply for other entitlements. Medications will be gradually decreased or prescribed for 30 days until an alternate Contractor has assumed responsibility for the care of the Member.

     5. A Title XXI Adult SMI Member who becomes 19 years old and is no longer entitled to Title XXI benefits will continue to receive SMI services as a non-Title XIX Member. The Contractor will notify CPSA of this change.

L.   REPORTING REQUIREMENTS:

     1. All covered services provided to Members are encountered and reported to CPSA according to contract requirements. Deliverable reports required are submitted in a timely manner according to contract requirements.

     2.   Additional data is required including:

          a.   Utilization (Census) Data

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 8 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. Monthly or quarterly updated progress reports to appropriate state agencies (i.e. DES,DDD,ADJC,DOE,AOC)

          c.   SEH Encounter Data

     3. The Contractor will submit additional reports as required by special program provisions or in response to identified discrepancies identified through monitoring efforts.

M.   Evaluation Methodology:

     The Contractor will submit a Quality Management Plan within ninety (90) days of execution of this contract and annually thereafter. The plan will address the effectiveness of services, satisfaction with services, the timeliness of response and compliance with quality standards. The plan will include, but is not limited to:

     1.   Annual Consumer Satisfaction Survey

     2.   Stakeholder Survey at least biennially

     3.   Outcome Studies

     4. Assessment of Compliance and Progress in Meeting Staffing Pattern Requirements

     5.   Assessment of Compliance with Quality Management Indicators

     6.   Performance Improvement Projects

     7.   ALFA, CGI, SF-12 Data submission

N.   Program Description:

     The Program Description must be submitted within thirty (30) days of the execution of this Subcontract and at minimum must include the following information:

     1.   Service description that includes at minimum the following:

          a.   Services provided

          b. Estimated number of individuals that will be served during the contract year or at any given time Service description

          c. Service site(s) that includes physical address, days/hours of operation

          d.   Admission criteria

          e.   Discharge criteria

          f.   Exclusion criteria

          g. Staffing pattern including position, title and full time equivalency

          h.   Quality Management Plan (based on requirements included)

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 9 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 2
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                           Insert Summary of Benefits

                                  ATTACHMENT 2

Revised 10-01-01
Final Jun 7-01
Effective 7-01-01                 Page 10 of 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     The Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation is amended as follows:

     1. Effective October 3, 2001, to incorporate changes resulting from the implementation of the ADHS/DBHS Covered Behavioral Health Services project.

          a.   Subcontract Boilerplate is replaced in its entirety and attached.

          b. Appendix A: Uniform Terms and Conditions, Section EE. Member Grievance and Appeals, is amended to add paragraph 5 and is attached.

          c. Schedule I-A: Special Provisions is replaced in its entirety and attached.

          d. Schedule V: Contract Deliverables is replaced in its entirety and attached.

          e.   Attachment 1: Covered Services is deleted in its entirety.

          f. Attachment 4: CPSA Service Authorization Matrix (includes Covered Service changes).

          g. Attachment 10: HB2003 Children's Service Codes Reference Sheet has been added and is attached.

     All other terms and conditions remain the same.

     ---------------------------------------------------------------------------
     RBHA:                             Community Partnership of Southern Arizona
                                       -----------------------------------------
     Signature:
                                       -----------------------------------------
     Print Name and Title:             Neal Cash, Chief Executive Officer
                                       -----------------------------------------
     Date:
     ---------------------------------------------------------------------------
     Contractor:                       The Providence Service Corporation
                                       -----------------------------------------
     Signature:
                                       -----------------------------------------
     Print Name and Title:             Mary J. Shea, President,
                                       Providence of Arizona, Inc.
                                       -----------------------------------------
     Date:
     ---------------------------------------------------------------------------

Revised 11-01-01
Effective 10-03-01

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

"RBHA":         Community Partnership of Southern Arizona
                4575 E. Broadway Blvd.
                Tucson, Arizona 85711
                Neal Cash, Chief Executive Officer

"CONTRACTOR":   THE PROVIDENCE SERVICE CORPORATION
                620 N. Craycroft
                Tucson, AZ 85719
                Boyd Dover, President

A.   RECITALS:

     1. The Regional Behavioral Health Authority ("RBHA") is an Arizona nonprofit corporation that has been designated by the Arizona Department of Health Services ("ADHS") as a Regional Behavioral Health Authority and that has contracted with ADHS/DBHS to provide or arrange for the provision of behavioral health services to eligible populations within Geographic Service Areas (3) and (5) during the period July 1, 2000 through June 30, 2003, with an option to renew until June 30, 2005.

     2. The Contractor ("Contractor") is an Arizona corporation that has been designated by the RBHA as a Provider and that has contracted with Community Partnership of Southern Arizona (CPSA) to provide or arrange for the provision of behavioral health services to eligible populations identified in Schedule II, Scope of Work within Geographic Service Area 5.

     NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, the RBHA and the Contractor agree as follows:

B.   DEFINITIONS:

     As used throughout this Subcontract, the following terms shall have the meanings set forth herein, the RBHA and the Contractor agree as follows:

     1. "ADAMHA" is the former name of Substance Abuse and Mental Health Services Administration (SAMHSA).

     2.   "ADES" means the Arizona Department of Economic Security.

     3.   "ADHS" means the Arizona Department of Health Services.

     4. "ADHS/DBHS Covered Behavioral Health Services Guide" means the document, including appendices, that list all covered services and which may be amended or supplemented from time to time.

     5. "ADHS/DBHS Information System" means the ADHS/DBHS CIS and CEDAR Information System in place or any other data collection and information system as may be established by ADHS/DBHS or the RBHA.

     6. "ADHS/DBHS Policy and Procedures Manual" means the document published by the ADHS/DBHS that defines the policies and procedures applicable to behavioral health services made available in Arizona by or through ADHS/DBHS, as may be amended or supplemented from time to time.

Revised 11-01-01
Effective 10-03-01                   Page 1

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     7. "ADHS Requirements" means those acts and forbearances pertaining to mental health services funded in whole or in part by ADHS specified in the ADHS/DBHS manual or under any provisional, interim, temporary or final rules and regulations of ADHS.

     8. "ADHS/DBHS Service Matrix" means the document that lists all covered services and the rates to be paid in the absence of a subcontract for each covered service, as may be amended or supplemented from time to time.

     9. "ADHS Uniform Financial Reporting Requirements" means such requirements for financial reporting as may be established under the ADHS requirements, the DBHS Manual, or final rules or regulations promulgated by ADHS/DBHS.

     10. "Administrative Appeal" means a written formal request for review of a decision made by the RBHA or ADHS.

     11. "Administrative Services" means the services (other than the direct provision of behavioral health services including case management) to eligible and enrolled persons, necessary to manage the behavioral health system, including, but not limited to: provider relations and contracting, provider billing, accounting, information technology services, processing and investigating grievances and appeals, legal services (including any legal representation of the Contractor at administrative hearings concerning the RBHA's decisions and actions), planning, program development, program evaluation, personnel management, employee-related expenses, professional and outside services, travel, mileage, staff development and training, provider auditing and monitoring, utilization review and quality assurance.

     12. "Adult" means a person 18 years of age or older, unless the term is given a different definition by statute, rule or policies adopted by the ADHS/DBHS or AHCCCS.

     13. "AHCCCS" means the Arizona Health Care Cost Containment System as defined in A.R.S. (S) 36-2901, et. seq.

     14.  "AHCCCSA" means AHCCCS Administration.

     15. "AHCCCS Requirements" means those acts and forbearances pertaining or relating to mental health and substance abuse services funded in whole or in part by Title XIX or TXXI, required under any provisional, interim, temporary or final rules and regulations promulgated by AHCCCSA.

     16. "AHCCCSA Standards" means the standards established by AHCCCSA in Rules, the ADHS/DBHS policies and procedures, the AHCCCS Medical Policy Manual, the Title XIX State Plan, the Title XXI State Plan, applicable federal and state statutes and rules and any subsequent amendments thereto.

     17. "Ancillary Services" means covered behavioral health services that are provided to support associated treatment, rehabilitative and supportive services but are not directly beneficial to the behavioral health condition.

     18. "APIPA" means Arizona Physicians IPA, an AHCCCS Health Plan with which the RBHA contracts for management information system services and other services.

     19. "Appeal" means a formal request for review of a decision made by the Contractor or a Subcontracted Provider related to eligibility for Covered Services or the appropriateness of treatment services provided.

     20. "Arizona Administrative Code" (AAC) is the official compilation of the state regulations and rule established pursuant to relevant statutes and may be accessed at:
          http//www.sosaz.com/public_services/Table_of_Contents.htm

Revised 11-01-01
Effective 10-03-01                   Page 2

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     21.  "Arizona Level of Functioning Assessment Service Level Checklist"
          (ALFA) means a rating instrument used for risk stratification and for prediction of long term service utilization.

     22. "Arizona Long Term Care" means a program under AHCCCSA that delivers long term, acute and behavioral health care services to eligible members, as authorized by ARS 36-2931 et.seq.

     23. "A.R.S." means the Arizona Revised Statutes, as amended and may be accessed at: http.//www.azleg.state.az.us/ars/ars.htm

     24. "Assertive Community Treatment" means a team which offers an array of services that are provided by community-based, mobile behavioral health treatment teams to persons who are seriously mentally ill wherever they are found, 24 hours a day, 7 days per week. The team composition for the HB2003 project is: team staff to client ratio of no more than 1 to 12; a minimum of 8 hours per week for each 50 clients of psychiatrist time; one masters level team leader for ever 120 clients; a minimum 8 hours a week for 50 clients of Team RN time; one team vocational (rehabilitation) specialist for every 120 clients; and a minimum 50% team contact out of office.

     25. "Assigned Member" means an enrolled member assigned to the Contractor by the RBHA.

     26. "Bed Hold" means a twenty-four (24) hour per day unit of service that is authorized by the Contractor which may be billed despite the member's absence from the facility. Bed hold days may not exceed 21 total days per contract year per member. Bed holds are applicable for member absent from a Residential Treatment Center licensed as a Level 1 intensive behavioral health facility and accredited by JCAHO, COA or CARF for the following:

          a. Short term hospitalization leave may be authorized when medically necessary

          b. Therapeutic leave may be authorized to enhance psychosocial interaction or on a trial basis as part of discharge planning.

     27. "Benefit Year" means a period from October 1 of a calendar year through and including September 30 of the following calendar year.

     28. "Behavioral Health Disorder" means mental illness and/or substance abuse/dependence.

     29. "Behavioral Health Medical Practitioner" means a medical practitioner, i.e. physician, physician assistant, nurse practitioner, with at least one year of full-time behavioral health work experience as specified in A.A.C. Title 9, Chapter 20.

     30. "Behavioral Health Professional" means a psychiatrist, behavioral health medical practitioner, psychologist, social worker, counselor, marriage and family therapist, substance abuse counselor or registered nurse with at least one year of full-time behavioral health work experience and who meets the requirements of A.A.C. Title 9, Chapter 20.

     31. "Behavioral Health Paraprofessional" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

     32. "Behavioral Health Services" means services to treat or prevent a behavioral health disorder. Behavioral health services include services for both mental and substance abuse conditions.

     33. "Behavioral Health Technician" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

     34. "Board Eligible for Psychiatry" means documentation of completion of a accredited psychiatry residency program approved by the American College of Graduate Medical Education, or the American Osteopathic Association. Documentation would included either a

Revised 11-01-01
Effective 10-03-01                   Page 3

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          certificate of residency training including exact dates, or a letter of verification of residency training from the training director including the exact dates of training.

     35. "Breach" means a failure to perform by the Contractor or any Subcontractor hereunder or under any Subcontract (including a breach that is of an inadvertent, technical or isolated nature and including a breach that is not capable of correction or that is capable of correction but in fact is not corrected), that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, the RBHA, any Subcontractor or any eligible or enrolled person.

     36. "Budget Term" means the period of time within a Contract Year for which funds have been allocated to the Contractor.

     37. "Capacity" means the number of members for which a Contractor will receive case rate payments.

     38. "Case Rate" means the amount to be multiplied by capacity to determine monthly payments to the Contractor from the RBHA.

     39. "Case Management Services" means supportive services provided to enhance treatment compliance and effectiveness. Activities include assistance in accessing, maintaining, monitoring and modifying covered services; assistance in finding resources, communication and coordination of care, outreach and follow-up of crisis contacts or missed appointment.

     40. "Categorically Linked Title XIX Member" means an AHCCCS member eligible for Medicaid under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social Security Act (previously AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI), SSI-related groups.

     41. "Certified Psychiatric Nurse Practitioner" means a registered nurse licensed according to A.R.S. Title 32, Chapter 15 and certified under the American Nursing Association's Statement and Standards for Psychiatric-Mental Health Clinical Nursing Practice as specified in A.A.C. Title 4, Chapter 19, Article 505.

     42. "Certification of Need for Inpatient Psychiatric Services" means a specific federal requirement for treatment in inpatient hospitals (42 CFR 456.60); inpatient psychiatric facilities inclusive of residential treatment centers and subacute facilities (42 CFR 441.152); and mental hospitals (42 CFR 456.160).

     43. "C.F.R." means Code of Federal Regulations and may be accessed at: http.//www.access.gpo.gov/nara/cfr/

     44. "Child" means a person who is under the age of 18, unless the term is given a different definition by statute, rule or policies adopted by the ADHS/DBHS or AHCCCS.

     45. "Children with Special Health Care Needs (CSHCN)", means children under the age 19 who are: blind/disabled children and related populations (eligible for SSI under Title XVI); children eligible under section 1902(e)(3) of the Social Security Act (Katie Becket); in foster care or other out-of-home placement, receiving foster care or adoption assistance; or receiving services through a family centered community-based coordinated care system that receives grant funds under section 501(a)(1)(D) of Title V (CRS).

     46. "Claim" means a properly completed CMS 1500 or UB 92 which is submitted on paper or transmitted electronically and which is to be received and processed for the purpose of payment or encounter tracking/valuing services performed by Contractor or its Subcontracted Providers for members.

Revised 11-01-01
Effective 10-03-01                   Page 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     47. "Clean Claim" means a claim that successfully passes all adjudication edits.

     48. "Clinical Supervision" means the review of skills and knowledge and guidance in improving or developing skills and knowledge provided by an individual meeting the requirement of A.A.C. Title 9, Chapter 20,
          Article 2.

     49.  "CMS" means the Center for Medicare and Medicaid Services, (formally
          HCFA), an organization within the U.S. Department of Health and Human Services which administers the Medicare and Medicaid programs and the State Children's Health Insurance Program.

     50. "Collaborative Team" means a team that serves children/adolescents and includes all individuals involved in providing or potentially providing services to a client/family. The team may consist of the following, but is not limited to, enrolled individual, family members and representatives from agencies appropriate to the child's and family's needs, including mental health, health, substance abuse treatment, education, child welfare, juvenile justice, vocational counseling and rehabilitation.

     51. "Community Service Agency" means an agency that is contracted by the RBHA or a provider network and registered with AHCCCS to provide rehabilitation and support services consistent with the staff qualifications and training. Community Service Agencies are not required to be licensed through the Office of Behavioral Health Licensure. Refer to the ADHS/DBHS Covered Services Guide for details.

     52. "Continued Stay Review" means the process required for Title XIX funding by which stays in inpatient hospitals (42 CFR 456.128 to 132), inpatient psychiatric facilities inclusive of residential treatment centers and subacute facilities (42 CFR 441.155(c), and mental hospitals (42 CFR 456.233 to 238) are reviewed to determine the medical necessity and appropriateness of continuation of the member's stay at an inpatient level of care.

     53. "Contract" means the Contract between the RBHA and ADHS/DBHS effective as of July 1, 2000 and issued under ADHS/DBHS RFP No. H0-001.

     54. "Contract Term" means the time period between the begin date and end date during which time this Subcontract shall remain in full force and effect, subject to the terms herein.

     55. "Contract Value" means the funding amount for the entire term of this Subcontract.

     56. "Contract Year" means a period from July 1 of a calendar year through and including June 30 of the following year.

     57. "Co-Insurance" means the amount an individual must pay for services after their Other Insurance Coverage (OIC) has paid their liable portion for the service provided.

     58. "Coordination of Benefits (COB)" means coordination of benefits used when two or more insurance carriers share in the liability of payment for an individual's medical claims, not to exceed 100% of the initial value of the services provided.

     59. "Copayments" means payments required of or permitted to be charged to members for Covered Services under the ADHS/DBHS Manual or any future equivalent thereof, as same may be amended or replaced from time to time. Also means the amount an individual must pay for a service benefit.

     60.  "Counselor" means

          a. an individual who is certified as an associate counselor or professional counselor according to A.R.S. Title 32, Chapter 33,
               Article 6;

          b. until October 3, 2003, an individual who is certified by the National Board of Certified Counselors; or

Revised 11-01-01
Effective 10-03-01                   Page 5

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          c. an individual who is licensed or certified to provide counseling by a government entity in another state if the individual:

               i. has documentation of submission of an application for certification as a professional counselor or associate counselor according to A.R.S. Title 32, Chapter 33, Article 6; and

               ii. is certified as a professional or associate counselor according to A.R.S. Title 32, Chapter 33, Article 6, within two years after submitting the application.

     61. "Covered Services" means those listed in the ADHS/DBHS Service Matrix as attached herein as CPSA Authorized Service Matrix.

     62. "Covered Service Rate" means the amount to be valued for encounter purposes by the RBHA or by the Fiscal Agent for Covered Services.

     63. "CPSA Authorized Services Matrix" means the document published by the RBHA, which incorporates the ADHS/DBHS Service Matrix and other requirements and/or information as determined by the RBHA.

     64.  "Days" refers to calendar days unless otherwise specified.

     65.  "DBHS" means the Division of Behavioral Health Services within ADHS.

     66. "Deductible" means the amount an individual must pay before their Other Insurance Coverage (OIC) begins payment for covered services.

     67. "Designated Service Provider" means a Contractor selected for award as a Risk-based Behavioral Health Provider in response to Solicitation GSA500 to serve one or more rural geographic area(s) or Subdivisions. The Designated Service Provider shall function as the primary service provider for the populations identified herein and shall establish and maintain a physical presence in the rural geographic Subdivision(s) awarded throughout the term of this Subcontract.

     68. "Director" means the Director of the Arizona Department of Health Services or his or her duly authorized representative.

     69. "Disenrolled Member" means a Contractor's member who has lost enrollment with the RBHA. The Contractor shall have no financial liability for services provided to any Contractor's member after the date of Contractor's member's disenrollment.

     70. "Early and Periodic Screening, Diagnosis and Treatment" (EPSDT) means a Medicaid comprehensive and preventative child health program for Title XIX individuals under the age of 21. This mandatory program for TXIX children requires that any medically necessary health care service identified in a screening be provided to an EPSDT recipient. The behavioral health component of the EPSDT diagnostic and treatment services for TXIX member under age 21 are covered by this Subcontract.

     71. "Eligible Person" means an individual who needs or is at risk of needing ADHS/DBHS covered services. An eligible person may be one of the following:

          a. "Non-Title XIX/XXI Eligible Person" means an individual who needs or may be at risk of needing covered services, but does not meet Federal and State requirements for Title XIX or Title XXI eligibility.

          b. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

Revised 11-01-01
Effective 10-03-01                   Page 6

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          c. "Title XXI Eligible Person" means an individual who meets Federal and State requirements for Title XXI eligibility.

     72. "Emergency Behavioral Health Service" is a behavioral health service provided for an emergency behavioral health condition and resulting in an unscheduled or unplanned visit, admission or other medical service to assess, relieve and/or treat the emergent condition.

     73. "Emergency Medical Condition" means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possess an average knowledge of health and medicine, could reasonably expect the absence of medical attention to result in: a) placing the patient's or others' health in serious jeopardy; b) serious impairment to bodily functions; or c) serious dysfunction of any bodily organ or part.

     74. "Encounter" means a prepaid service rendered by the Contractor or Subcontracted Provider to an enrolled person.

     75. "Enrollment" means the process by which a person who has been determined eligible becomes a member with ADHS/DBHS and the RBHA.

     76. "Enrollment Date" means the earliest of the date of initial assessment of an unenrolled eligible person, the date the eligible person is recorded in Contractor's information system or the date the eligible person is recorded in the ADHS/DBHS Client Information System.

     77. "Enrolled Member" means an individual who is enrolled with the RBHA and who is entitled to receive services pursuant to this Subcontract.

     78. "Explanation of Benefits" (EOB) means explanation of benefits used by an insurance carrier to explain the payment or denial of services for an individual insured.

     79. "Explanation of Medicare Benefits" (EOMB) means explanation of Medicare benefits used by Medicare (Non-Risk) to explain how Medicare paid for services of Medicare enrolled persons and/or why Medicare has denied payment for services.

     80. "Face-to-face" means in person or via telemedicine/video teleconference.

     81. "Fiscal Agent" means the RBHA or any agency, body or party with which the RBHA may contract for the processing of claims from and the payment of amounts due the Contractor for Covered Services and for the processing of encounters.

     82. "Fund Type" means the category of monies to provide reimbursement for Covered Services delivered to members meeting the requirements for the population to be served. The categories include Title XIX SMI, Title XXI SMI, Non-Title XIX/XXI SMI, Title XIX Children, Title XXI Children, Non-Title XIX Children, Title XIX General Mental Health, Title XXI General Mental Health, Non-Title XIX/XXI General Mental Health, Title XIX Drug, Non-Title XIX Drug, Title XIX Alcohol, Non-Title XIX Alcohol, Prevention, Federal Block Grant and Tobacco Tax.

     83.  "GAAP" means Generally Accepted Accounting Principles.

     84. "General Mental Health" (GMH) means behavioral health diagnoses and level of functional impairment that is moderate to severe but does not meet diagnostic and functional requirements for serious mental illness.

     85. "Gratuity" means payment, loan, subscription, advance, deposit of money, services, or anything of more than nominal value, present or promised, unless consideration of substantially equal or greater value is received.

Revised 11-01-01
Effective 10-03-01                   Page 7

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     86. "Grievance" means a written complaint related to any act or omission of the Contractor or its Subcontracted Providers that a violation of the rights of an adult enrolled person with serious mental illness has occurred or currently exists. Ref: A.A.C. R9-21-401(B).

     87. "House Bill 2003 (HB2003)" means House Bill 2003 which is an appropriation of $70 million dollars from the Tobacco Litigation Settlement. $50 million of this funding is dedicated to persons with serious mental illness and $20 million of this funding is dedicated to behavioral health services to families whose children are involved in the Arizona Department of Health Services and at least one other child-serving state agency.

     88. "Incurred But Not Reported" (IBNR) means liability for services rendered for which claims have not been received.

     89. "Independent Biller" means a provider who is registered with AHCCCS and may bill services independent of a licensed behavioral health facility.

     90. "Independent Practitioner" means a psychiatrist, psychologist, registered nurse practitioner, physician assistant, who meets the qualification specified in A.A.C., Title 9, Chapter 20, and is ADHS/DBHS and AHCCCS registered.

     91. "Indian Health Services (IHS)" means the bureau of the United States Department of Health and Human Services that is responsible for delivering public health and medical services to American Indians throughout the country. The federal government has direct and permanent legal obligation to provide health services to most American Indians according to treaties with Tribal Governments.

     92. "Individualized Education Program" (IEP) means a written statement for providing special education services to a child with a disability that includes the pupil's present levels of educational performance, the annual goals and the short-term measurable objectives for evaluating progress toward those goals and the specific special education and related services to be provided. (Per ARS (S) 15-761.10).

     93. "Inmate" means an individual who is serving time for a criminal offense or confined involuntarily in state, federal, county or municipal prisons, jails, detention facilities or other penal facilities. Federal Financial Participation (Medicare, Medicaid) is excluded for an inmate of a public institution, except when the inmate is a patient of a medical institution (hospital) for acute medical care.

     94. "Initial Contact" means the date any person first requests the RBHA or any other provider for covered services whether in person, by telephone or in writing under circumstances by which the person's identity is disclosed to the RBHA or provider.

     95. "Institution for Mental Disease" (IMD) means a hospital, nursing facility, or the institution of more than sixteen (16) beds that is primarily engaged in providing diagnosis, treatment or care of persons with mental diseases, including medical attention, nursing care and related services. An institution is an IMD if its overall character is that of a facility established and maintained primarily for the care and treatment of individuals with mental diseases (42 C.F.R. 435.1009). In the State of Arizona:

          a. Level 1 facilities with more than 16 beds are IMDs (except when connected with a General Medical Hospital);

          b. Level II facilities with continuous medical components are IMDs and Level II facilities without continuous medical components are not IMDs; and

          c.   Level III facilities are not IMDs.

Revised 11-01-01
Effective 10-03-01                   Page 8

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          For more information on the Federal definition and an explanation of an IMD refer to the ADHS/DBHS Covered Behavioral Health Services Guide.

     96. "Intensive Clinical Team" means a team which provides services to individuals to sustain them in regular, permanent housing and to assist them in achieving community living skills and/or gainful employment that may result in their attaining their highest level of self-sufficiency. Intensive Clinical Services are divided into urban and rural standards. An urban team is defined as a team staff to client ratio of no more than 1 to 12; psychiatrist time of 8 hours a week for each 50 clients; one masters level team leader for every 120 clients; team RN time of a minimum of 8 hours a week for 50 clients; one team vocational (rehabilitation) specialist for every 120 clients; one team substance abuse specialist for every 120 clients; and no set percentage of contact out of the office, but an expected minimum of 10%. Consumers served by a rural team will be followed for services by their existing case manager for the purpose of continuity, consistency, maintenance of relationship, and geographic location; have a minimum increase of 20% in cumulative services provided as clinically appropriate and/or medically necessary to facilitate recovery; and a minimum of 10% community contact (non-facility based).

     97. "Interagency Service Agreement" (ISA) means an agreement between two or more agencies of the State wherein an agency is reimbursed for services provided to another agency or is advanced funds for services provided to another agency.

     98. "Intergovernmental Agreement" (IGA) means as conforming to the requirements of A.R.S. Title 11, Chapter 7, Article 3 (A.R.S.
          (S) 11-951 et. seq.).

     99. "Institutional Review Board for Research" means a board as defined under the Public Health Act and as amended by P.L. 99-158, established to review biomedical and behavioral research and to protect the rights of human subjects of such research.

     100. "JCAHO" means the Joint Commission on Accreditation of Healthcare Organizations.

     101. "Level I Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

     102. "Level II Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

     103. "Level III Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

     104. "Laboratory" means a CLIA (Clinical Laboratory Improvement Act) approved hospital, clinic, physician office or other health care facility laboratory.

     105. "Marriage and Family Therapist" means

          a. an individual who is a marriage and family therapist or associate marriage and family therapist according to A.R.S. Title 32, Chapter 33, Article 7;.

          b. Until October 3, 2003, an individual who is a clinical member of the American Association of Marriage and Family Therapy; or

          c. An individual who is licensed or certified to provide marriage and family therapy by a government entity in another state if the individual:

               i. Has documentation of a submission of an application for certification as a marriage and family therapist or associate marriage and family therapist according to A.R.S. Title 32, Chapter 33, Article 7; and

Revised 11-01-01
Effective 10-03-01                   Page 9

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               ii.  Is certified according to A.R.S. Title 32, Chapter 33,
                    Article 7, within two years after submitting the application.

     106. "Material Breach" means failure to perform by the Contractor or any Subcontractor hereunder or under any subcontract (including a breach that is of an inadvertent, technical or isolated nature and that is not capable of correction or that is capable of correction but in fact is not corrected) that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, RBHA, the Contractor, any Subcontractor any eligible or enrolled person.

     107. "Material Change" is an alteration or development within a provider network that may reasonably be foreseen to affect the quality or delivery of behavioral health services provided under this Subcontract.

     108. "Material Gap" means a temporary change in a provider network that may reasonably be foreseen to jeopardize the delivery of behavioral health services to an identifiable segment of the eligible or enrolled population. This change is considered temporary because the Contractor is required under this Subcontract to promptly remedy any network deficiency.

     109. "Medical Expense Deduction (MED)" means a Title XIX Waiver member whose income is more than 100% of the Federal Poverty Level, and has medical expenses that reduce income to or below 40% of the Federal Poverty Level (FPL). The 40% FPL will be adjusted annually to reflect annual FPL adjustments. MED's may have a categorical link to a Title XIX program; however, their income exceeds the limits of the Title XIX program.

     110. "Medically Necessary Covered Service" means those covered services provided by qualified service providers within the scope of their practice to prevent disease, disability and other adverse health conditions or their progression or to prolong life.

     111. "Medicaid" means the federal government health insurance program as provided for by Title XIX of the Social Security Act of 1965.

     112. "Medicare" means the federal government health insurance program as provided for by Title XVIII of the Social Security Act of 1965 which includes Part A coverage for hospital services and Part B supplementary coverage.

     113. "Member" means a person determined eligible by the RBHA according to ADHS/DBHS and RBHA policy to receive Covered Services from the Contractor paid for in whole or in part from funds available to the Contractor under this subcontract.

     114. "Metropolitan Tucson" means, for the purposes of this Subcontract, Tucson, Green Valley, San Xavier, South Tucson and Marana.

     115. "Non-Provider Affiliated" means a person who is not an officer, employee or agent of any provider and is not a director of any Subcontractor.

     116. "Non-Title XIX/TXXI Eligible Person" means an individual who needs or may be at risk of needing covered services, but does not meet Federal and State requirements for Title XIX and Title XXI eligibility.

     117. "Non-Title XIX/XXI Funding (also may be called `Subvention Funding')" means fixed, non-capitated funds, including funds from Federal Block Grants, State appropriations (other than state appropriations to support the Title XIX and Title XXI programs), county appropriations and other funds, which are used for services to Non-Title XIX/XXI eligible persons and for services not covered by Title XIX or Title XXI provided to Title XIX and Title XXI eligible persons.

Revised 11-01-01
Effective 10-03-01                   Page 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     118. "Outreach" means programs and activities to identify and encourage enrollment of individuals in need of behavioral health services.

     119. "Other Coverage" means any other coverage by means of any individual, entity or program that is, or may be, liable to pay all or part of the medical expenses incurred by a member including, but not limited to, first and third party payers.

     120. "Other Insurance Coverage" (OIC) means other insurance coverage used when an individual has medical resources through any other resources than the RBHA or ADHS.

     121. "Physician Assistant" means a person licensed under ARS Title 32, Chapter 25. In addition, a physician assistant providing a behavioral health service shall work under the supervision of an AHCCCS registered psychiatrist.

     122. "Primary Care Provider/Practitioner (PCP)" means an individual who meets the requirements of A.R.S. 36-2901, and who is responsible for the management of the member's health care. A PCP may be a physician defined as a person licensed as an allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or 17, or a practitioner defined as a physician's assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S. Title 32, Chapter 15.

     123. "Primary Clinician" means a clinician who meets the licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R9-20-303, and who serves as the fixed point of accountability to ensure active treatment and continuity of care between providers, settings and treatment episodes. Primary Clinician may provide active treatment or ensure that treatment is provided to assigned enrolled members.

     124. "Prior Authorization" means, in reference to interactions between the RBHA and the Contractor, notification of authorization by the Contractor to the RBHA; in reference to interactions between the Contractor and its Subcontracted Providers, obtaining the prior approval for payment of service delivery from the Contractor prior to delivery of non-emergency services. Prior authorization is required only for services specifically defined by the RBHA and ADHS.

     125. "Privileging" means methodology and criteria used to deem clinicians competent to perform their assigned responsibilities, based on credentials, education, experience, training, supervised practice and/or competency testing.

     126. "Professional Services or Professional Acts" means services or acts of persons whose vocation or occupation requires special, usually advanced, education and skill that is predominantly mental or intellectual rather than physical or manual.

     127. "Profit" means the excess of revenues over expenditures, in accordance with Generally Accepted Accounting Principles, regardless of whether the Offeror is a for-profit or a not-for-profit entity.

     128. "Proposition 204" means a referendum that increased eligibility for AHCCCS services to individuals whose income is at or below 100% of the Federal Poverty Level.

     129. "Provider" means the Contractor or any Subcontractor to the extent either provides covered services to eligible or enrolled persons.

     130. "Provider Appeal" means process by which a provider may challenge any adverse action, decision or policy of the RBHA or ADHS/DBHS.

     131. "Provider Network" means the agencies, facilities, professional groups or professionals under subcontract to the Contractor to provide covered services to eligible and enrolled

Revised 11-01-01
Effective 10-03-01                   Page 11

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          persons and includes the Contractor to the extent the Contractor directly provides covered services to eligible and enrolled persons.

     132. "Prudent Layperson" means a person without medical training who exercises those qualities of attention, knowledge, intelligence and judgement which society requires of its members for the protection of their own interest and the interest of others. The phrase does not apply to a person's ability to reason, but rather the prudence of which he/she acts under a given set of circumstances.

     133. "Psychiatrist" means a person who is a licensed physician as defined in ARS Title 32, Chapter 13, or Chapter 17 and who holds psychiatric board certification from the American Board of Psychiatry and Neurology; the American College of Osteopathic Neurologist and Psychiatrists; or the American Board of Neurology and Psychiatry; or is board eligible.

     134. "Psychologist" means a person licensed by the Arizona Board of Psychologist Examiners pursuant to A.R.S. Title 32, Chapter 19.1.

     135. "Public Institution (as referenced in 42 CFR 435.1009)" means a facility which is under the responsibility of a governmental unit, or over which a governmental unit exercises administrative control. This control can exist when a facility is actually an organizational part of a governmental unit, or when a governmental unit exercises final administrative control, including ownership and control of the physical facilities and grounds used to house inmates. Administrative control can also exist when a governmental unit is responsible for the ongoing daily activities of a facility; for example, when facility staff members are governmental employees, or when a governmental unit, board or officer has final authority to hire and fire employees.

     136. "Qualified Medicare Beneficiary" (QMB) means a person eligible under A.R.S. (S) 36-2971 (4), who is entitled to Medicare Part A insurance, meets certain income, resource and residency requirements of the Qualified Medicare Beneficiary program. A QMB who is also eligible for Medicaid is commonly referred to as a dual eligible.

     137. "Rate Code" means a numerical code designated by AHCCCS to indicate a member's eligibility category.

     138. "Referral" mans a verbal, written, telephonic, electronic or in-person request for behavioral health services.

     139. "Regional Behavioral Health Authority" (RBHA) means an organization under contract with the ADHS/DBHS to coordinate the delivery of behavioral health services to eligible and/or enrolled persons in a specific Geographical Service Area(s) of the State.

     140. "Registered Nurse" means an individual licensed as a graduate nurse, professional nurse, or registered nurse according to A.R.S. Title 32, Chapter 15. In addition, a registered nurse providing a behavioral health service to a member must have a minimum of 1 year of experience in behavioral health-related field as specified in A.A.C., Title 9, Chapter 20, Article 1 and A.A.C., R9-2036 (B).

     141. "Registered Nurse Practitioner" means a person who is licensed by the Arizona Board of Nursing pursuant to A.R.S. Title 32, Chapter 15.

     142. "RBHA Provider Manual" means the document published by the RBHA that outlines the procedures and protocols applicable to behavioral health services made available in Arizona by or through DBHS, ADHS or the RBHA, as such document may be amended or supplemented from time to time.

Revised 11-01-01
Effective 10-03-01                   Page 12

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     143. "Rehabilitative Services" means covered services provided to remediate disability that is related to, caused by, or associated with a behavioral health disorder.

     144. "Related Party" means a party that has, or may have, the ability to control or significantly influence a Contractor or a party that is, or may be, controlled or significantly influenced by the Contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

     145. "Remittance Advice" means remittance of information used by an insurer to explain the payment or denial of services for a group of insured individuals.

     146. "Residential Treatment Center" (RTC) means an inpatient psychiatric facility for person under the age of 21, accredited by JCAHO and licensed by ADHS as a residential treatment center pursuant to A.A.C. R9-20, Article 6. Room and board is a covered service in this facility.

     147. "Request for Hearing" means a request for an expedited hearing with AHCCCS.

     148. "Request for Investigation" means a request for a formal investigation concerning the allegation of a violation of a person's with serious mental illness behavioral health service rights pursuant to A.A.C. R9-21-401.

     149. "SAMHSA" means Substance Abuse and Mental Health Services Administration (SAMHSA).

     150. "Second-Level Review" means an evaluation of an enrolled person or their medical record to assess the adequacy and clinical soundness of their assessment and treatment plan, to verify determination of serious mental illness, and/or to deny admission or continued stay to an Acute Inpatient Hospital, Inpatient Psychiatric Hospital, Inpatient Psychiatric Facility for Persons Under 21 Years of Age or Institution for Mental Disease for persons 65 years of age or older.

     151. "Senate Bill 1280 (SB1280)" means Senate Bill 1280 pursuant to Laws 2000 regarding the ADHS and Arizona Department of Economic Security IGA for the provision of joint substance abuse treatment.

     152. "Seriously Emotionally Disturbed" means those children from birth up to age 18 who meet diagnostic requirements as set forth by the ADHS/DBHS and who have functional impairment which substantially interferes with or limits achieving or maintaining one or more developmentally appropriate social, behavioral, cognitive, communicative, or adaptive skills. DSM IV "V" codes, and substance use are excluded, unless they co-occur with another diagnosable serious emotional disturbance.

     153. "Seriously Mentally Ill" (SMI) means those adult persons with a mental disorder who meet diagnostic requirements as set forth by the ADHS/DBHS and whose emotional or behavioral functioning is so impaired as to interfere with their capacity to remain in the community without supportive treatment. Although persons with primary diagnoses of mental retardation, head injuries or Alzheimer's Disease frequently have similar problems or limitations, they are not included in the definition.

     154. "Service Authorization" means the approval to provide covered services to an enrolled person.

     155. "Service Plan" (also may be called an Individualized Service Plan
          (ISP) or Treatment Plan) means a written plan, developed in collaboration with the enrolled person, family,

Revised 11-01-01
Effective 10-03-01                   Page 13

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          significant other, involved subcontracted providers and/or community and State agencies, that links specific covered services and strategies with desired treatment and rehabilitative outcomes.

     156. "Shall" means what is mandatory.

     157. "Single Purchase of Care" (SPOC) means an interagency purchasing agreement which has been instituted for each participating State agency to contract jointly for children's behavioral health services.

     158. "Social Worker" means

          a. an individual who is certified as a baccalaureate social worker, master social worker, or independent social worker, according to A.R.S. Title 32, Chapter 33, Article 5; or

          b. until October 3, 2003, an individual who is certified by the National Association of Social Workers; or

          c. an individual who is licensed or certified to practice social work by a government entity in another state if the individual:

               i. has documentation of submission of an application for certification as a baccalaureate social worker, master social worker, or independent social worker according to A.R.S. Title 32, Chapter 33, Article 5 and

               ii. is certified as a baccalaureate social worker, master social worker, or independent social worker according to A.R.S. Title 32, Chapter 33, Article 5 within two years after submitting the application.

     159. "Specialty Provider" means masters level behavioral health professionals who are:

          a. Certified by the Arizona Board of Behavioral Health Examiners as a Certified Independent Social Worker (CISW); or a Certified Professional Counselor (CPC); or a Certified Marriage and Family Therapist (CMFT); and

          b. credentialed by the RBHA or its designee as having two (2) years training or experience in a specialty area treating children with certain behavioral health needs or problems; (attachment and bonding, post traumatic stress disorders, sexual abuse victims, sexual abuse offenders, adoptions, eating disorders, and developmental disabilities)

          c. contracted with the RBHA or its designee and registered with AHCCCS.

     160. "State" means the State of Arizona.

     161. "State Plan" is the written agreements between the State of Arizona and CMS which describe how the AHCCCS programs meet all CMS requirements for participation in the Medicaid program and the Children's Health Insurance Program.

     162. "Subcontract" means this Subcontract Agreement.

     163. "Subcontracted Provider" means a Provider who has entered into a written agreement with the Contractor for the provision of all or a specified part of covered services under this Subcontract.

     164. "Substance" means any chemical matter that, when introduced into the body in any way, is capable of causing altered human behavior or altered mental functioning.

     165. "Substance Abuse" means a maladaptive pattern of substance use manifested by recurrent and significant adverse consequences related to the repeated use of substances.

Revised 11-01-01
Effective 10-03-01                   Page 14

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     166. "Substance Abuse Counselor" means

          a. a person who is certified as a substance abuse counselor according to A.R.S. Title 32, Chapter 33, Article 8; or

          b. an individual who is certified by the Arizona Board of Certification of Addiction Counselors.

     167. "Substance Dependence" means a cluster of cognitive, behavioral and physiological symptoms indicating that the individual continues use of the substance despite significant substance-related problems.

     168. "Supportive Services" means covered services provided to facilitate the delivery of or enhance the benefit received from other behavioral health services. Refer to the ADHS/DBHS Covered Behavioral Health Services Guide for additional information.

     169. "Telemedicine" means the use of electronic communication and information technologies to provide or support clinical care at a distance.

     170. "Third Party Payer" is any entity, municipality, county, program or insurer that is, or may be liable to pay all or part of the fees for covered services provided to an eligible or enrolled person. State agencies that provide services that are funded by State tax revenues are not considered Third Party Payers.

     171. "Third Party Liability" means the responsibility or obligation of a Third Party to pay for all or part of the fees for covered services provided to an eligible or enrolled person by the Contractor or their Subcontracted Provider.

     172. "Third Party Revenue" means revenue received from any Third Party Payer. A third party payer includes, but is not limited to, any entity or program that is or may be liable to pay for all or part of the Covered Services expenses incurred by a member, except that funds from other State agencies shall not be considered third party revenue.

     173. "Title 9, Chapter 21" means Arizona Administrative Code Title 9:
          Health Services, Chapter 21: Department of Health Services, Mental Health Services for Persons with Serious Mental Illness, as defined in A.R.S. (S) 36-550.

     174. "Title XIX" means Title XIX of the Social Security Act, as amended. This is the Federal statute authorizing Medicaid, which is administered by AHCCCSA.

     175. "Title XIX Covered Services" means those covered services identified in the ADHS/DBHS Covered Behavioral Health Services Guide as being Title XIX reimbursable.

     176. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

     177. "Title XIX Member" means an AHCCCS member eligible for Federally funded Medicaid programs under Title XIX of the Social Security Act including those eligible under section 1931 provisions of the Social Security Act (previously AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI), SSI-related groups, and Title XIX Waiver groups.

     178. "Title XIX Waiver Member" means all AHCCCS medical Expense Deduction
          (MED) members, and adults or childless couples at or below 100% of the FPL who are not categorically linked to another Title XIX program. This would also include Title XIX linked individuals whose income exceeds the limits of the categorical program.

Revised 11-01-01
Effective 10-03-01                   Page 15

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     179. "Title XXI" means Title XXI of the Social Security Act, referred to in federal legislation as the "Children's Health Insurance Program"
          (CHIP) and the Arizona implementation of which is referred to as "KidsCare."

     180. "Title XXI Covered Service" means those covered services identified in the ADHS/DBHS Covered Behavioral Health Services Guide as being Title XIX reimbursable.

     181. "Title XXI Eligible Person" is an individual who meets Federal and State requirements for Title XXI eligibility.

     182. "Treatment" means the range of behavioral health care received by a member that is consistent with the therapeutic goals.

     183. "Treatment Services" means covered services provided to identify, prevent, eliminate, ameliorate, improve or stabilize specific symptoms, signs and behaviors related to, caused by, or associated with behavioral health disorder.

     184. "Tribal RBHA" means a Native American Indian tribe under contract with the ADHS/DBHS to coordinate the delivery of behavioral health services to eligible and enrolled persons who are residents of the Federally recognized Tribal Nation that is the party to the contract.

C.   GENERAL REQUIREMENTS:

     1. Provision of Services: The Contractor, subject to the terms of this Subcontract, at the maximum dollar amounts and rates set forth herein or in any Schedule hereto, agrees to provide a complete continuum of Covered Services to members as the Contractor may be authorized to do so by the RBHA as provided herein. The Contractor agrees to abide by and conform to all requirements imposed by the Contract, the ADHS/DBHS Policies and Procedures Manual, ADHS/DBHS Covered Behavioral Health Services Guide, AHCCCS regulations (to the extent any of the Covered Services hereunder are funded under Title XIX, TXXI or otherwise by AHCCCS), RBHA Policies and Procedures, and the RBHA Provider Manual, the terms and provisions of which are incorporated by reference herein, as if set forth at length.

     2. Contract Term: This Subcontract, inclusive of various fund types, will become effective only upon the signatures of both parties. The term of the Subcontract begins July 1, 2001, and shall remain in full force and effect, subject to the terms hereof, until June 30, 2003, unless sooner terminated as provided herein. The RBHA reserves the right to extend the term of the Subcontract up to an additional two years through one or more extensions to the Subcontract.

          Should the Contractor decide not to continue to contract with the RBHA for the next Contract Year, the Contractor shall notify the RBHA in writing, by certified mail, return receipt requested, no less than 60 days prior to the end of the Contract Year. The Contractor agrees to provide covered services to members for 60 days from the date of written notification of termination. Such notification shall be in writing, by certified mail, return receipt requested. For services provided beyond the term of the Subcontract, the Contractor shall be paid on a Fee-For-Service basis, at the rates within the current CPSA Service Authorization Matrix. Covered services will be prior authorized by the RBHA. Pursuant to termination, the Contractor agrees to cooperate in the orderly transition of members to another service provider.

     3. Licenses and Permits: The Contractor, unless otherwise exempt by law, shall obtain and continuously maintain and shall require all of its Subcontracted Providers and their employees and contractors who participate in the provision of Covered Services, unless

Revised 11-01-01
Effective 10-03-01                   Page 16

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          otherwise exempt by law, to obtain and continuously maintain all licenses, permits, certifications, credentials and authority necessary to do business and render Covered Services under this Subcontract. Evidence thereof shall be provided to the RBHA.

     4. Credentialing: The Contractor will comply with and cause its Subcontracted Providers, their employees and contractors who participate in the provision of Covered Services to comply with all applicable accreditation and credentialing requirements with respect to the Contractor, its Subcontracted Providers and their employees and contractors, imposed or required (1) in order for the Contractor and its Subcontracted Providers to maintain any status they may have as eligible Medicare, Medicaid or AHCCCS providers, and (2) by any quality management or improvement plan or program adopted by ADHS/DBHS or the RBHA. The RBHA shall notify the Contractor, in writing, of any accreditation and/or Credentialing requirements that result from the implementation of any quality management or improvement plan or program adopted by ADHS/DBHS or the RBHA. Contractor will not be sanctioned or held accountable for changes in accreditation/credentialing requirements until thirty (30) days after receipt of written notice of requested changes except in cases where these changes are externally mandated by Federal, State, AHCCCS, JCAHO or reciprocal accreditation agency requirements.

     5. Provider Registration: All Providers must be registered with AHCCCS, with the exception of the few ADHS/DBHS only provider types that must register with ADHS/DBHS. Additionally:

          a. Services must be delivered by Providers who are appropriately licensed and/or certified and operating within the scope of their practice.

          b. Behavioral health practitioners other than physicians, masters level specialty providers, nurse practitioners, physician assistants and psychologists must be affiliated with an outpatient clinic to provide outpatient services.

          c. Individual practitioners who meet the criteria to bill independently (independent billers include physicians, psychologists, nurse practitioners, physician assistants and masters level specialty providers) shall register even in cases where the practitioner is affiliated with and providing services under the auspices of an ADHS/DBHS or AHCCCS registered provider/agency.

          Contractor shall comply with all RBHA policies and procedures relating to the registration of a Provider.

     6. Fingerprint and Certification Requirements/Juvenile Services: The fingerprint and certification requirements listed in this subsection apply to this Subcontract to the extent that Covered Services pertain to services to juveniles.

          a. The Contractor and its Subcontracted Providers shall meet and ensure that all its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to Juveniles have met all fingerprint and certification requirements of A.R.S. (S) 36-425.03 prior to providing such services.

          b. The Contractor and its Subcontracted Providers shall have on file and make available to the RBHA upon request and/or audit personnel fingerprints. The Contractor and its Subcontracted Providers shall submit to ADHS/DBHS personnel fingerprints with the required processing fee and completed notarized certification on forms provided by ADHS. The Contractor and its Subcontracted Providers may submit to ADHS/DBHS verification of fingerprinting and certification of an employee by Department of Economic Security, Department of Corrections or the Arizona Supreme Court to meet this requirement.

Revised 11-01-01
Effective 10-03-01                   Page 17

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          c. The Contractor and its Subcontracted Providers shall ensure and verify that those employees who qualify only for a restricted certification shall be supervised when providing services directly to Juveniles.

          d. The Contractor shall ensure that all subcontracts for behavioral health services to Juveniles include a provision requiring compliance of that subcontractor with A.R.S. (S)36-425.03.

          e. The Contractor shall be responsible for the costs of fingerprint checks and may charge these costs to its fingerprinted personnel or its Subcontracted Providers' fingerprinted personnel.

          f. Subject to subsection g. immediately below, this Subcontract may be terminated if the fingerprint check or the certification for employment of any employee pursuant to paragraph a.) above shows that he or she has committed, been convicted of, or is awaiting trial for any offense listed on the certification for employment form in this state or similar offenses in another state or jurisdiction.

          g. The Contractor may avoid termination of this Subcontract if the employee whose fingerprints or certification form shows that she or he has been convicted of or is awaiting trial on an offense or similar offense as listed on the certification for employment is immediately prohibited from employment or service with the Contractor or with the Contractor's Subcontracted Provider in any capacity requiring or allowing the employee to provide services directly to Juveniles without supervision or unless the employee has been granted a written exception for good cause pursuant to the requirement and procedures of A.R.S. (S)41-1954.01.

     7. Staff Requirements: The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements. The Contractor shall ensure the following:

          a. all staff have appropriate training, education, experience, orientation and credentialing as applicable, to fulfill the requirements of their position;

          b. compliance with RBHA policy and procedures regarding the primary source verification and privileging of independent practitioners, Primary Clinicians, Specialty Providers, and Initial Assessment Clinicians;

          c. staff competencies are developed and implemented according to ADHS/DBHS and RBHA policy. Documentation of the competency shall be assessed annually in the staff person's performance evaluation.

          The Contractor shall inform the RBHA in writing within five (5) days of personnel changes in any of its key staff, including psychiatrists, psychologists, registered nurse practitioners, physician assistants, and Primary Clinicians.

     8.   Cultural Competence:

          The RBHA has adopted Building Bridges: Tools for Developing an Organization's Cultural Competence (La Frontera Center, 1995) model. In this model, cultural competence is defined as a system of care that recognizes and encompasses throughout its organization the importance of culture and language; the cultural assets associated with diversity; the evaluation of cross-cultural relations; and the increase of cultural and linguistic knowledge among all participants.

Revised 11-01-01
Effective 10-03-01                   Page 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          The Contractor shall:

          a. Develop, maintain, promote and monitor a culturally competent system of behavioral health care and engage in culturally competent practices with members served., as well as within their organizational structures.

          b. Maintain a cultural competency development and implementation policy that clearly delineates how it will self-assess, implement improvements, and monitor the success of such improvements and is consistent with RBHA policy and procedures. The RBHA reviews and approves its own and each contracted provider's policy annually to ensure compliance with ADHS/DBHS policies.

          c. Define a system of care that recognizes and encompasses the importance of culture and language, the cultural assets associated with diversity, the evaluation of cross-cultural relations and the increase in cultural and linguistic knowledge among all participants. The system must respond to the cultural diversity of its populations.

          d. Ensure that the reporting requirements included in the Bridges Cultural Competency Assessment Tool are addressed; however, the Contractor may develop their own internal format. The Contractor shall ensure that the same domains of cultural competence are assessed by the alternate tool chosen and will ensure that the results are translated into the RBHA endorsed form.

          e. Self-assess the agency at least biennially and implement improvements based on findings using strategies such as focus groups, training, policy review and update, and reconsideration of agency policies. The Contractor shall also share the results with the RBHA so that system-wide cultural competence efforts may be undertaken through the Quality Management Coordinator's meetings. The Contractor shall ensure that all relevant training and improvement activities are implemented.

     9.   Concerning Certain Facilities:

          a. In the event that the Contractor operates a facility in or at which services by other providers are to be rendered to members, the parties acknowledge that the rendition of services by such other providers at the facility and the ability of those providers to so render such services will be subject to such staff membership and privileging, credentialing and other requirements as may be imposed upon similar providers generally under that facility's rules, regulations, policies and staff bylaws, if any.

          b. In the event that the Contractor may render Covered Services to members at a facility that imposes staff membership, privileging, credentialing or other requirements upon similar providers generally at that facility under the facility's rules, regulations, policies or staff bylaws, if any, the parties acknowledge that the Contractor shall be required to comply therewith.

     10.  Subcontracts and Assignment:

          a. The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the responsibility of the Contractor to assure that all activities carried out by the Subcontracted Provider conform to the provision of this Subcontract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this Subcontract may be subcontracted to a qualified person or organization. All such subcontracts shall be in writing. All subcontracts entered into by the Contractor are subject to prior review and approval by the RBHA and shall incorporate by reference the terms and conditions of the Contract (between ADHS/DBHS and the RBHA).

Revised 11-01-01
Effective 10-03-01                   Page 19

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to the RBHA or ADHS/DBHS within two (2) working days of request. All subcontracts will comply with the applicable provisions of Federal and State laws, regulations and policies.

          c. Contractor shall submit to the RBHA a copy of all fully executed subcontracts and any subsequent amendments for each Subcontracted Provider within ten (10) days of contract execution.

          d. The Contractor shall not include covenant-not-to-compete requirements in its Subcontracted Provider agreements. Specifically, the Contractor shall not contract with a Subcontracted Provider and require that the Subcontracted Provider not provide services to the RBHA, ADHS/DBHS or any other ADHS/DBHS contractor. The Contractor and its Subcontracted Providers shall not contract with any individual or entity that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

          e.   Each subcontract shall contain the following:

               i. Verbatim all the provisions of Appendix B, Minimum ADHS/DBHS Contract (Subcontract) Provisions.

               ii. Full disclosure of the method and amount of compensation or other consideration to be received by the Subcontracted Provider;

               iii. Identification of the name and address of the Subcontracted
                    Provider, including service locations and hours of service;

               iv. Identification of the population, to include patient capacity, to be served by the Subcontracted Provider;

               v. The amount, duration and scope of covered services to be provided, and for which compensation shall be paid;

               vi. The term of the subcontract including beginning and ending dates, methods of extension, termination and renegotiations;

               vii. The specific duties of the Subcontracted Provider relating to coordination of benefits and determination of third party liability;

               viii. A provision that the Subcontracted Provider agrees to identify Medicare and other third party liability coverage and to seek such Medicare or third party liability payment before submitting claims and/or encounters to the Contractor;

               ix. A description of the subcontractor's patient, medical and cost record keeping system;

               x. Specification that the Subcontracted Provider shall comply with quality assurance programs and the utilization control and review procedures specified in 42 CFR. Part 456, as implemented by AHCCCS, ADHS/DBHS and the RBHA.

               xi. A provision stating that a merger, reorganization or change in ownership or control of a subcontracted provider that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of the RBHA and ADHS/DBHS.

Revised 11-01-01
Effective 10-03-01                   Page 20

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               xii. Procedures for enrollment or disenrollment or re-enrollment of the covered population;

               xiii. A provision that the Subcontracted Provider shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that the AHCCCS, ADHS/DBHS or the RBHA shall have no responsibility or liability for any such taxes or insurance coverage;

               xiv. A provision that the Subcontracted Provider shall obtain any required service authorization for services to eligible and/or enrolled persons;

               xv. A provision that the Subcontracted Provider shall comply with encounter reporting and claims submission requirements as described in this Subcontract and in accordance to RBHA policy and the RBHA Provider Manual;

               xvi. A provision that emergency services do not need prior authorization and that, in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services. For purposes of this contract, a "prudent layperson" is defined as a person without medical training who exercises those qualities of attention, knowledge, intelligence and judgement which society requires of its members for the protection of their own interest and the interest of others. The phrase does not apply to a person's ability to reason, but rather the prudence of which he acts under a given set of circumstances; and

               xvii. A provision that the Subcontracted Provider may appeal adverse decisions of the Contractor in accordance with the RBHA's Provider Appeal Policy; specification that the Subcontracted Provider shall assist eligible and enrolled persons in understanding their right to file grievances
                    (SMI) and appeals and follow the RBHA's and ADHS/DBHS's policies with regard to these processes.

          f. Juvenile Group Homes. Contractor, if providing services to Children, shall include minimum provisions as part of its subcontracts with juvenile group homes as specified in the Special Provisions of this Subcontract.

          g. IMD Facilities. The Contractor shall include the minimum provisions specified in Section S., Coordination of Care, paragraph 11 of this Subcontract, as part of its subcontract with IMD facilities (provider types B1, B3, B6 and A1).

     11. Financial Information: The Contractor shall provide to the RBHA all financial reports, as outlined in the Contract Deliverables section of this Subcontract, in the RBHA's standard format and within the time frame specified.

          All financial reports submitted by the Contractor shall be certified by an officer of the Contractor, that to the best of his or her knowledge are correct, complete and fairly present the financial condition and operational results as of and to the date thereof. The Contractor shall comply with such ADHS Uniform Financial Reporting Requirements as well as the financial reporting requirements of AHCCCS and any applicable IGA as may be in effect as provided to the Contractor when available to the RBHA.

          The Contractor shall participate in such cost finding procedures as may be required by the RBHA or ADHS/DBHS and shall provide RBHA and ADHS, as requested, sufficient

Revised 11-01-01
Effective 10-03-01                   Page 21

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          information to enable the RBHA and ADHS/DBHS to ascertain the amount of all incurred but not reported claims/encounters and claims/encounters in process at any particular time.

     12. Financial Audits: Contractor shall have an annual certified financial audit and, if applicable, is to comply with the requirements of the Federal Office of Management and Budget (OMB) Circular A-133, "Audits of States, Local Governments, and Non-Profit Organizations."

          Two copies of the annual certified audit (including the management letter with any supplementary information if needed and as requested by the RBHA or ADHS) and the auditor's opinion shall be submitted to the RBHA within thirty (30) days following the Contractor's receipt from auditor. Under no circumstances shall the Contractor submit this information more than 150 days after the close of the Contractor's fiscal year.

     13. Copayments: Neither the Contractor nor any Subcontracted Provider shall bill or attempt to collect any charge or fee except permitted co-payments from any Title XIX or Title XXI eligible or enrolled person for any Title XIX or Title XXI covered service. The Contractor shall ensure that any Title XIX or Title XXI eligible person is not denied Title XIX or Title XXI covered services because of the person's inability to pay a co-payment.

          For Non-Title XIX/XXI covered services, the Contractor shall have in place a schedule of fees for all services provided to members and shall determine the fee to be charged to the eligible or enrolled person according to the ADHS/DBHS sliding fee schedule contained in the CPSA Provider Manual. The Contractor shall make reasonable attempts to collect all sliding fees. The Contractor shall ensure that no enrolled person who is SMI is denied covered services because of the person's inability to pay the required fee.

     14. Billing Generally: The Contractor, by such means and in such format as may be specified by the RBHA and/or ADHS, shall submit claims/encounters to the Fiscal Agent for covered services delivered to members within the terms and provisions of this Subcontract. Such claims, assuming their timeliness and conformity with appropriate service authorization, shall be valued by the Fiscal Agent. Initial claims/encounters for covered services shall be submitted to the RBHA within forty-five (45) calendar days from the end of month during which services were provided. Initial claims/encounters involving Third Party Liability (TPL) must be submitted within thirty (30) days of the TPL EOB or EOMB. Initial claims/encounters involving a 24-hour facility must be submitted within 60 calendar days from the end of month during which services were provided. The resubmission process for denied claims / encounters must be completed within forty-five
          (45) days from the date the Contractor is notified of denied claims/encounters.

          The Contractor shall ensure that 90% of clean claims submitted by its Subcontractors are adjudicated and paid within thirty (30) days from the time a clean claim is received. The Contractor shall ensure that 100% of clean claims are adjudicated and paid within 100 days from the time a clean claim is received unless an appeal has been filed. Contractor shall distribute an appropriate Explanation of Benefits
          (EOB) statement with all payments to its Subcontractors. In no event shall the RBHA be responsible for compensating a Subcontracted Provider who provides services requested by the Contractor.

          The Contractor's obligation to pay for Covered Services authorized by the Contractor under this Subcontract survives the termination or expiration of this Subcontract.

          Professional claims/encounters shall be submitted using the CMS 1500 format to the Fiscal Agent via paper or electronic medium. All 24-hour facility claims/encounters shall be submitted on a paper UB 92 until such time an electronic submission system is developed by

Revised 11-01-01
Effective 10-03-01                   Page 22

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          the RBHA. The Contractor shall submit 100% of encounters for all Covered Services or approved non-covered services provided to members. All submissions shall meet Fiscal Agent system requirements.

     15. Provider Claims Time Limits: The RBHA and the Contractor shall not pay claims for Covered Services that are initially submitted more that six
          (6) months after the date of service or six (6) months after the date of eligibility posting for Title XIX/Title XXI services provided to Title XIX/Title XXI members, whichever is later. In addition, the RBHA and the Contractor shall not pay clean claims submitted more than twelve (12) months after the date of service or twelve (12) months after the date of eligibility posting for Title XIX/Title XXI services provided to Title XIX/Title XXI members, whichever is later.

          Except for copayments and sums payable by third party payers under Coordination of Benefits provisions, Contractor shall not charge or receive any payment from a Title XIX or Title XXI eligible person for Title XIX or Title XXI Covered Services. Further, Contractor shall not bill an enrolled person for services or items other than Covered Services unless the enrolled person or his or her guardian or conservator has previously agreed in writing to make payment therefore.

          If the Contractor does not reimburse a Subcontracted Provider within the time required by this subsection, the Contractor shall pay a penalty to the RBHA which shall not exceed an amount equal to interest on the unreimbursed claim of 10 percent per annum calculated on a time period equal to the difference between the time of:

          a.   Submission of the clean claim and actual payment, and

          b.   The time frame required by this subsection.

          These financial penalties shall be imposed through a reduction in the amount of funds payable to the Contractor.

     16. Review/Disallowance: Each encounter submitted by the Contractor shall be subject to disallowance in the event and to the extent such encounter is incomplete, does not conform to the applicable service authorization or to this Subcontract, any applicable Subcontract, or RBHA policy, or is otherwise incorrect. Any encounter so disallowed shall be returned by the RBHA or the Fiscal Agent to the Contractor with an explanation for the disallowance. Nothing shall prevent the Contractor from resubmitting a disallowed encounter at a later date provided that no such resubmission shall be made later than 90 days following the date of the last submission. The Contractor shall cooperate with the RBHA in the prompt reconciliation of disallowed encounters. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by the RBHA and ADHS/DBHS.

          The Contractor may appeal encounters denied for acceptance by the RBHA in accordance with the RBHA and ADHS/DBHS policies and procedures, and AHCCCS Rules.

     17. Coordination of Benefits and Third Party Liability: The RBHA is and shall be the payer of last resort. The Contractor and its Subcontracted Providers shall coordinate benefits, in accordance with A.R.S. (S) 36-2903.G, so that costs for services otherwise payable by the RBHA are cost avoided or recovered from any other payer specified in A.A.C. R9-22-1002.A. The Contractor's claims system shall include appropriate edits for coordination of benefits and third party liability. The Contractor or Subcontracted Provider may retain any third party revenue obtained for enrolled persons if all of the following conditions exist:

Revised 11-01-01
Effective 10-03-01                   Page 23

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          a. Total collections received do not exceed the total amount of the Provider's financial liability for the enrolled person.

          b. There are no payments made by AHCCCS or ADHS/DBHS related to fee-for-service, reinsurance or administrative costs (i.e. lien filing, etc.).

          c.   Such recovery is not prohibited by state or federal law.

          The Contractor and its Subcontracted Providers agree to obtain or cause to be obtained, all relevant payer information, including Medicare and other third party liability coverage, from each potential eligible and enrolled person and his or her guardian and/or family in connection with the establishment of that person's eligibility for Covered Services. The Contractor shall make such information available to each case manager and Subcontracted Provider involved with that person. In the event that the Contractor or Subcontracted Provider becomes aware that there is an available other payer resource for a Title XIX or Title XXI enrolled person, the Contractor or Subcontracted Provider shall notify the RBHA in accordance with RBHA policy. In the event that the Contractor or Subcontracted Provider assesses a copayment in accordance with the RBHA and ADHS/DBHS policies and procedures, the Contractor or Subcontracted Provider shall be allowed to retain the copayment collected for individuals who are Title XIX or Title XXI eligible and are making a copayment for Non-Title XIX/TXXI covered services.

          Contractor shall require each of its Subcontracted Providers to bill Medicare and all other Third Party Payers for Covered Services. Prior to submitting claims and/or encounters to the RBHA, the Contractor shall bill claims for Covered Services to any primary payer, including Medicare, when information regarding such primary payer is available, or at the request of the RBHA or ADHS/DBHS.

     18. Title XIX and Title XXI Enrolled Persons: Title XIX and Title XXI funding shall be used as a source of payment for Covered Services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and post-payment recovery.

     19. Cost Avoidance: The Contractor shall cost avoid all claims for services that are subject to third-party payment and may deny a service to an enrolled person if it knows that a third party (i.e. other insurer) shall provide the service. However, if a third-party insurer (other than Medicare) requires the enrolled person to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written agreement with the Subcontracted Provider or the ADHS/DBHS max cap rate, less any amount paid by the third party. The Contractor shall decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network. If the Contractor refers the enrolled person for services to a third-party insurer (other than Medicare), and the insurer requires payment in advance of all copayments, coinsurance and deductibles, the Contractor shall make such payments in advance.

          If the Contractor knows that the third party insurer shall neither pay for nor provide the Covered Service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the

Revised 11-01-01
Effective 10-03-01                   Page 24

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrolled person to do so.

          The requirement to cost avoid applies to all AHCCCS Title XIX and Title XXI covered services. In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so that enrolled persons can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent an enrolled person from receiving such service and that the enrolled person shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

     20. Post-payment Recoveries: Post-payment recovery is necessary in cases where the Contractor was not aware of another payer at the time services were rendered or paid for, or was unable to cost avoid. The Contractor shall identify all potential payers and pursue reimbursement from them except in the circumstances below. The Contractor shall not pursue reimbursement for services provided to Title XIX/XXI enrolled persons in the following circumstances unless the case has been referred to the Contractor by ADHS/DBHS or the RBHA:

          a.   Uninsured/underinsured motorist insurance
          b.   First and third party liability insurance
          c.   Tortfeasors, including casualty
          d.   Special Treatment Trusts
          e.   Worker's Compensation
          f.   Estates
          g.   Restitution Recovery.

     21. Reporting: The Contractor shall report quarterly amounts that are cost avoided or recovered. This report is due to the RBHA on or before the 10th day of the second month after the end of the quarter being reported. The Contractor shall communicate any known change in health insurance information, including Medicare, to the RBHA not later than ten (10) days from the date of discovery.

          Approximately every four months, the Contractor shall provide the RBHA with a complete file of all health insurance information for the purpose of updating the Contractor's files. The Contractor shall notify the RBHA of any known changes in coverage within deadlines and in a format prescribed by the RBHA.

     22. Medicare Services and Cost Sharing: The ADHS/DBHS has persons enrolled who are eligible for both Medicare and Title XIX covered services. These enrolled persons are referred to as "dual eligibles". There are different cost sharing responsibilities that apply to dual eligibles based on a variety of factors. The Contractor is responsible for adhering to the cost sharing responsibilities presented in ADHS/DBHS policy and in the AHCCCS Rules. The Contractor has no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare enrolled person. The case rate payment includes Medicare co-insurance and deductibles where applicable.

     23. Sources of Payment/Adjustments: The parties acknowledge that other than donations and grants to the Contractor and funds otherwise generated by the Contractor independently from this Subcontract, and except for funds, if any, made available from third party payers by reason of coordination of benefits and collection of permitted copayments, the only source of payment to the Contractor for Covered Services provided hereunder is funds from the RBHA

Revised 11-01-01
Effective 10-03-01                   Page 25

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          payable hereunder via the Fiscal Agent. Any error discovered by the RBHA or ADHS/DBHS with or without an audit in the amount of compensation paid to the Contractor will be subject to and shall require adjustment or repayment by or to the Contractor, by making a corresponding increase or decrease in a current payment to the Contractor or by making an additional payment by the RBHA to the Contractor, or vice versa.

     24. Availability of Funds: Payments made by the RBHA to the Contractor pursuant to this Subcontract and the continued authorization of Covered Services are conditioned upon the availability of funds to the ADHS/DBHS and in turn to the RBHA from ADHS/DBHS of funds authorized for expenditure in the manner and for the purposes provided herein. Neither the RBHA nor ADHS/DBHS shall be liable for any purchases or obligations incurred by the Contractor in anticipation of such funding. The two previous sentences shall not, however, relieve the RBHA or the State from any obligation to pay for Covered Services once and to the extent same are rendered pursuant to this Subcontract.

     25. Payments: Payments made by the RBHA to the Contractor are conditioned upon receipt of applicable, accurate and complete reports and encounters, documentation and information then due from the Contractor, except to the extent excused by the RBHA with the consent of ADHS. Reports, documentation and information required to be submitted by the Contractor and the associated time frames are outlined in the Contract Deliverables of this Subcontract and the RBHA Provider Manual.

     26. Data Validation Studies: The Contractor shall participate, and require each Subcontracted Provider to participate in validation studies as may be required by the RBHA and ADHS/DBHS. Any and all Covered Services may be validated as part of the studies.

     27. Compliance by the Contractor: If the Contractor is in any manner in default in the performance of any material obligation as outlined in this Subcontract, or if financial, compliance or performance audit exceptions are identified, the RBHA or ADHS/DBHS may, at its option and in addition to other available remedies, either adjust the amount of payment or withholding or cause payment to be withheld until satisfactory resolution of the default or exception. The Contractor shall have the right to ten (10) business days prior written notice of any such action in adjusting the amount of payment or withholding payment. Under no circumstances shall payments be authorized that exceed an amount specified in this Subcontract without an approved written amendment to this Subcontract. The RBHA may, at its option, withhold final payment to the Contractor until receipt of all final reports and deliverables.

          The Contractor may appeal payment adjustments or payment withholding in accordance with ADHS/DBHS and RBHA provider appeal policies and procedures and AHCCCS Rules.

     28. Program/Contractor Advances: The RBHA may, in its sole and absolute discretion, advance payments to the Contractor if necessary or appropriate in the judgment of the RBHA to develop, salvage or maintain an essential service to members. Any advance that will be used in whole or in part for the acquisition or improvement of tangible personal property, real property or improvements upon real property will be subject to conditions as may be imposed by the RBHA under an amendment to this Subcontract.

     29. Provisional Nature of Payments: All payments to the Contractor shall be provisional and shall be subject to review and audit for their conformity with the provisions hereof. Payments in question as a result of review and audit which are the result of errors made by the RBHA shall not be subject to recoupment from the Contractor.

     30. Notice to Members Concerning Non-Covered Services: In the event that the Contractor provides members with services other than Covered Services, the Contractor shall, prior to

Revised 11-01-01
Effective 10-03-01                   Page 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          the provision of such services, and except in emergencies, exercise all reasonable efforts to inform the member in writing: (1) of the service(s) to be provided; (2) that neither the RBHA nor ADHS/DBHS will pay in full for or be liable for such services; and (3) that the member may be financially liable for such services.

     31. State Not Liable: The Contractor acknowledges and agrees that the obligations for payment to the Contractor for Covered Services hereunder are those solely and exclusively of the RBHA through the Fiscal Agent and that neither the State, ADHS/DBHS nor AHCCCS shall have any liability or obligation to the Contractor for the payment for Covered Services to members, or otherwise. The obligations of the State with respect to payment for Covered Services are solely those set forth in the Contract.

     32. Assistance: The RBHA shall work with the Contractor in the interpretation of SMI determinations and Title 9 rules as well as in establishing treatment protocols for prioritizing services to Non-Title XIX members.

     33. RBHA Information System: The Contractor shall participate in the RBHA Information System and in that regard shall adhere to the reporting requirements outlined in the RBHA Provider Manual and maintain reasonably accessible documentation therefore as may be required under guidelines, policies and rules pertaining to such RBHA Information System.

     34. Conflicts of Interest: Contractor represents and warrants that it has provided the RBHA and will provide ADHS/DBHS at its request with accurate and complete information as to the following and will promptly inform the RBHA and ADHS/DBHS of any changes in or to such information:

          a. All direct or indirect transactions and relationships between the Contractor, its officers and directors on one hand and the RBHA, its officers and directors on the other hand;

          b. Any notification received by the Contractor of any conflict of interest under or in violation of the Contractor's conflict of interest policy or applicable law, to the extent same may relate to services rendered by the Contractor hereunder.

          The Contractor shall at all times maintain, observe and provide the RBHA with a copy of the conflict of interest policy adopted by its Board of Directors. The Contractor's conflict of interest policy may not be changed so as to relax any requirements imposed thereby without the prior written consent of the RBHA.

     35. Absence of Interest on the Part of State or RBHA Employees: Except for persons employed by the Arizona Board of Regents or a unit thereof, no individual employed by the State or the RBHA shall have a substantial interest in this Subcontract or receive a substantial benefit that may arise herefrom. This shall not, however, prevent the Contractor from providing Covered Services or other social or behavioral health or related services to employees of the State or the RBHA.

     36. Forms: The Contractor and its Subcontracted Providers shall utilize RBHA approved or ADHS/DBHS authorized forms only as distributed and maintained by the RBHA.

     37. Program Description: Contractor shall be responsible for providing the RBHA with program descriptions for all services contracted under this Subcontract, on an annual basis. Program description(s) must be updated and submitted to the RBHA for prior approval any time the Contractor makes a substantial change in program design and/or operation, including but not limited to, changes in: program site; hours of operation, population served; staffing pattern and case load size; licensure status; evaluation methodology and program service delivery model.

Revised 11-01-01
Effective 10-03-01                   Page 27

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     38. Member Handbook: Contractor shall provide enrolled members or their guardians the CPSA Member Handbook which identifies procedures for accessing emergency services, individual member rights, grievance/appeal procedures, and copayment policies. The Contractor shall ensure that handbooks are available as all provider sites and easily accessible to all enrolled persons. The Contractor shall supplement the CPSA Member Handbook with specific information that at minimum includes the following: Primary Clinician, list of Subcontract Providers, available services, service locations and access to emergency services.

     39. RBHA Policies & Procedures: The Contractor agrees to comply with all RBHA policies and procedures as they are developed. The RBHA shall provide the Contractor written notice of changes to existing policies and procedures. The Contractor shall not be sanctioned or held accountable for changes in policies and procedures until thirty (30) days after receipt of said changes. Contractor may access RBHA policies and procedures through the RBHA web site at www.cpsa-rbha.org.

     40. RBHA Formulary: Contractor employed and contracted physicians, registered nurse practitioners, and/or physician assistants shall prescribe and abide by the RBHA drug formulary and shall abide by the RBHA and ADHS/DBHS policies implementing that formulary. These same policies address exceptions to the formulary based on medical necessity.

     41. Corrective Actions: At its discretion, the RBHA may require corrective action when it is determined that the Contractor is out of compliance with the terms of the Subcontract or not adhering with RBHA or ADHS/DBHS policy. The corrective action shall be outlined and documented on a Corrective Action Plan using the format prescribed by the RBHA. This document will be the means of communication between the Contractor and the RBHA regarding progress of the corrective action. Failure to adhere to the prescribed corrective action may result in sanctions as described in Appendix A, Uniform Terms and Conditions, Sanctions.

D.   PROGRAM REQUIREMENTS

     1.   Eligibility and Scope of Services:

          Based on the funding source as specified in Schedule III, Program Funding Allocation, the Contractor shall develop, maintain and monitor a continuum of Covered Services for its enrolled members in accordance with the following:

          a. The Contractor, either directly or through Subcontracted Providers, shall be responsible for the provision of all medically necessary covered behavioral health services to AHCCCS Title XIX and Title XXI members in accordance with applicable Federal, State and local laws, rules, regulations and policies, including services described in this Subcontract and those incorporated by reference throughout this Subcontract. The Contractor shall ensure that its policies and procedures are made available to all Subcontracted Providers. The Contractor shall provide technical assistance to its providers regarding Covered Services, encounter submission and documentation requirements on an as needed basis.

          b. Services must be delivered by Providers that are appropriately licensed and operating within the scope of their practice.

          c. Medically necessary covered services shall be provided by qualified service providers within the scope of their practice to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

Revised 11-01-01
Effective 10-03-01                   Page 28

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          d. In authorizing services, the Contractor is required to determine that medically necessary covered behavioral health services are:

               i. Provided to promote progress toward the highest possible level of health and self-sufficiency;

               ii. Reasonably expected to benefit the person's mental or physical health;

               iii. Necessary and appropriate to the person's condition; and

               iv. Designed to assist persons to manage their illness to the extent possible and to live, learn and work in their own communities.

          In addition:

          a. Title XIX/XXI enrolled persons must receive all medically necessary Title XIX/XXI covered services;

          b. Medically necessary Non-Title XIX/XXI covered service are prioritized based on acuity, risk, level of functioning, capacity to benefit, Block Grant requirements and available funding;

          c. For covered medically necessary services that are equally effective, the Contractor and Subcontracted Providers shall use the least costly and/or least restrictive service, but such decisions shall be based on a development and long term view of the member's needs, not solely on immediate expediency and short term cost savings;

          d. When the Contractor has authorized services at a particular level of care, that care shall not be subsequently denied unless there is an available lower level of care suitable to meet the member's behavioral health needs;

          e. To the extent possible, families are meaningfully and actively involved in all stages of the service delivery process; however, services shall not be denied solely because of lack of family involvement;

          f. For children with multi-agency, multi-system involvement, there is a shared understanding, unified approach/plan and coordinated services toward jointly established goals and objectives; and

          g. The Contractor shall not deny services based on "medical necessity" solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or maintain their present condition

     2. Except as specified below, the Contractor is responsible to ensure Title XIX and Title XXI eligible persons, including DDD/ALTCS, receive all medically necessary Title XIX or Title XXI covered services. The Contractor is not responsible for the provision of Title XIX or Title XXI covered services to:

          a. Title XIX eligible persons in the Arizona Long Term Care System (ALTCS) for the elderly and physically disabled;

          b. Title XXI eligible persons enrolled in the "direct services" option (the direct services option does not offer a behavioral health benefit); and

          c. Title XIX eligible persons who are eligible only for family planning services under the SOBRA Extension Program or eligible only for Emergency Services Only Program.

Revised 11-01-01
Effective 10-03-01                   Page 29

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. Eligible persons currently enrolled with a Contractor shall remain enrolled with the Contractor regardless of subsequent move out of that Contractor's GSA unless and until the enrolled person is transitioned to an ALTCS Contractor, other Contractor or service provider, as applicable, and such transfer occurs in accordance with the ADHS/DBHS and RBHA policies and procedures, prior to disenrollment.

     4. The Contractor shall use Non-Title XIX/XXI funding to provide covered services, based on the CPSA Summary of Benefits grid, the Service Prioritization Guidelines and consistent with other requirements of this Subcontract and RBHA policy. Contractor shall manage available funding to ensure that Non-Title XIX/XXI covered services are available on a continuous basis throughout the Contract Year.

E.   MEMBERSHIP DETERMINATION:

     1. General: Biweekly, the RBHA will distribute a member roster indicating eligibility and identifying information for all members assigned to the Contractor. The Contractor is responsible for the identification of Third Party Liability (TPL) payers and fund type assignment at point of intake, excluding SMI assignment. Contractor shall comply with Roster Reconciliation Procedures as established by the RBHA.

          Members are the responsibility of the Contractor effective the member's assignment date to the Contractor. The RBHA will provide notification of assignment within 48 hours of member's assignment date to the Contractor. Under no circumstances shall the Contractor be financially or clinically responsible for services provided to a member, pursuant to this Subcontract, prior to a member's assignment to the Contractor.

     2. Emergency: According to the policies, procedures, or protocols established by the RBHA, in the event of emergency, the Contractor will provide Covered Services to an individual prior to the Contractor's receipt of verification of membership as described in subsection 1. above. If it is impossible or impractical to obtain the verification in advance, such verification will be provided by the RBHA within 24 hours of the commencement of the provision of Covered Services by the Contractor to such person. Under special circumstances, the RBHA may waive or extend such 24 hour period.

     3. Information: To the extent possible, the Contractor shall obtain and make available to the RBHA and, if necessary ADHS, any information that may be required by the RBHA or ADHS/DBHS in order to facilitate the verification of a person's status as a member for the provision of Covered Services by the Contractor.

F.   COVERED SERVICES:

     The Contractor shall ensure that a continuum of services is available to meet the needs of eligible and enrolled persons. A comprehensive listing of service codes, including limitations, such as Title XIX or Tile XXI reimbursability and allowed provider types, can be found in the CPSA Service Authorization Matrix and ADHS/DBHS Policy and Procedures Manual. All service codes, unless explicitly stated otherwise, refer to both substance abuse/dependence and mental health services and populations. A listing of covered services under this Subcontract is provided below. Further detailed information regarding each individual service can be found in the ADHS/DBHS Covered Behavioral Health Services Guide.

     1.   Treatment Services

          a.   Counseling

          a.   Consultation

Revised 11-01-01
Effective 10-03-01                   Page 30

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b.   Evaluation & Specialized Testing

          c.   Other Professional

     2.   Rehabilitation Services

          a.   Living Skills Training

          b.   Cognitive Rehabilitation

          c.   Health Promotion

          d.   Supported Employment

     3.   Medical Services

          a.   Medication

          b.   Laboratory

          c.   Radiology and Medical Imaging

          d.   Medical Management

          e.   Electro-Convulsive Therapy

     4.   Support Services

          a.   Case Management

          b.   Personal Assistance

          c.   Family Support

          d.   Peer Support

          e.   Therapeutic Foster Care

          f.   Respite Care

          g.   Housing Support

          h.   Interpreter

          i.   Flex Fund Services

          j.   Transportation

     5.   Crisis Intervention Services

          a.   Mobile

          b.   Telephone

     6.   Inpatient Services (Level I Behavioral Health Facility)

          a.   Hospital

          b.   Subacute

          c.   Residential Treatment Center

          d.   Urgent Care/Detoxification Stabilization

     7.   Residential Services

          a.   Level II Therapeutic Behavioral Health Residential

Revised 11-01-01
Effective 10-03-01                   Page 31

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b.   Level III Supervised Behavioral Health Residential

          c.   Room and Board

     8.   Behavioral Health Day Program

          a.   Supervised

          b.   Therapeutic

          c.   Medical

     9.   Prevention Services

G.   SERVICE AUTHORIZATIONS:

     1. Prior Authorization: The Contractor and its Subcontracted Providers shall comply with the RBHA prior authorization policies and procedures. Non-compliance with the RBHA prior authorization policies shall result in claim/encounter denial and/or sanctioning.

     2. Other Services: Except for the Fund Types and Covered Services indicated in paragraph F.1., above, Covered Services provided to assigned members do not require Notification of Authorization to the RBHA by Contractor for payment or encounter submittal.

     3. Emergency: Notwithstanding above and under policies and procedures established by the RBHA, the Contractor may commence the provision of Covered Services to a member in emergency circumstances and be paid hereunder. Emergency services do not need prior authorization and in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services.

     4. Conditions: The Contractor, upon compliance with the provisions of this Subcontract, shall be compensated based on the Program Funding Allocation outlined in Schedule III of this Subcontract for Covered Services to a person as and to the extent that the person is a member, enrolled under a specific Fund.

     5. Concurrent and Retrospective Review. The Contractor will comply with the RBHA policies and procedures governing Concurrent and Retrospective Review.

H.   REFERRALS:

     Except as specified in General Provision D.1., Eligibility and Scope of Services, the Contractor shall accept and act upon referrals and requests for Covered Services from eligible persons or their guardians, family members, AHCCCS acute care contractors PCPs, hospitals, courts, tribal governments, Indian Health Services, schools, or other state or community agencies. The Contractor and its Subcontracted Providers shall:

     1. Document all verbal, telephonic, and/or written referrals or requests for services;

     2. Ensure that all necessary information is received from the referral source, prior treatment agencies, the primary care provider and anyone else determined necessary; and

     3. Track timeliness of referral or request for services to service provision.

     The Contractor and its Subcontracted Provider shall ensure that all verbal, written or telephonic requests or referrals for services are promptly acted upon and responded to in accordance with the required appointment standards in General Provision M. Appointment Standards. The Contractor and its Subcontracted Providers shall communicate the disposition to the referral source within 15 days of receiving a request for services .

Revised 11-01-01
Effective 10-03-01                   Page 32

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

I.   SCREENING AND TRIAGE:

     The Arizona Level of Functioning Assessment (ALFA) service level checklist must be completed on all adults and children at intake, every six (6) months thereafter for the duration of treatment, at disenrollment or closure and as mandated by ADHS/DBHS and RBHA policies and procedures. The ALFA provides an initial prediction of the eligible or enrolled person's intensity of need for treatment (including case management) services. The information on the service level checklist should be consistent with and supported by a current evaluation, progress notes, physician notes or other formal evaluation documents.

     The initial service level checklist must be completed by a Behavioral Health Professional. If subsequent ALFA service level checklists are completed by staff other than a Behavioral Health Professional, the RBHA and ADHS/DBHS Medical Directors shall review and approve the Contractor's privileging criteria for staff completing the checklists. The RBHA Medical Director will review requests and maintain documentation of all requests and approvals granted. Exceptions may be granted based on:

     1.   Availability of clinical staff (rural areas only);

     2.   Clinical appropriateness of plan;

     3.   Competency assessment or privileging;

     4.   Contractor's plan for clinical review of assessment data.

     If the checklist is completed by anyone other than a Behavioral Health Professional, a psychiatrist or psychologist must review 100% of the checklists completed for Title XIX and Title XXI enrolled persons. The Contractor shall monitor the accuracy of ALFA determinations and follow-up through case file review and/or the clinical supervision process on cases involving Title XIX or Title XXI members receiving case management or other medically necessary services at a frequency which is different than that predicted by the ALFA score.

     The Contractor shall ensure that eligible and enrolled individuals who are screened receive services in accordance with required service delivery and appointment standards (See Section N. Appointment Standards).

J.   MEMBER ENROLLMENT:

     The Contractor shall ensure that all eligible persons who receive Covered Services are enrolled in the RBHA Information System in a timely manner and in accordance to RBHA policy.

     1. Eligible persons shall be immediately enrolled in the RBHA Information System when the Contractor or its Subcontracted Provider(s) delivers a Covered Service. In these situations, the effective date of the enrollment shall be no later than the date on which the first behavioral service was delivered, including crisis services.

     2. The Contractor shall ensure that complete, timely and accurate enrollment and assessment data is submitted to the RBHA in accordance to RBHA and/or ADHS/DBHS policy. The Contractor may be sanctioned for missing, incomplete, inconsistent or inaccurate data, in accordance with RBHA and ADHS/DBHS policy and Appendix A, Uniform Terms and Conditions, Sanctions, of this Subcontract.

     3. Contractor shall provide all necessary intake enrollment information to RBHA. Information provided shall include demographic information, fund source, and any other information requested by the RBHA when the Contractor has completed a member intake. The RBHA

Revised 11-01-01
Effective 10-03-01                   Page 33

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          shall provide enrollment information to the Contractor as made available to the RBHA. For adults, members shall be enrolled as General Mental Health or Substance Abuse effective the date of intake. For Children, members shall be enrolled effective the date of intake. The Contractor's failure to properly enroll members according to RBHA intake policies and procedures which result in services being provided to erroneously enrolled members will not be reimbursed by the RBHA and will be the responsibility of the Contractor.

     4. Application for SMI Determination shall occur during the intake process, when appropriate, in accordance with RBHA Policy and Procedure.

     5. The Contractor shall be responsible for verification of Title XIX and Title XXI eligibility and for notifying the RBHA about changes in status of Title XIX and Title XXI eligible persons. Loss of Title XIX or Title XXI eligibility is effective immediately upon death of the person, voluntary withdrawal from the program, or upon determination that the person is an inmate of a public institution.

     6. The Contractor shall also respond to inquiries from AHCCCS Acute Care contractors, their PCPs, ALTCS Program Contractors, service providers and eligible persons regarding specific information about eligibility for Title XIX and Title XXI and behavioral health coverage. Monday through Friday, 8:00 a.m. to 5:00 p.m., an eligibility verification unit will be equipped, staffed and maintained by ADHS/DBHS to access the on-line AHCCCS Recipient (member) File. The information contained on the ADHS Enrollment Verification Response Form shall be verbally provided and include the following: name of the member, eligibility category code, eligibility begin and end dates, Health Plan or Contractor's enrollment begin and end dates, RBHA enrollment begin and end dates. The Contractor shall ensure that Contractor staff and Subcontracted Providers utilize the ADHS/DBHS or the RBHA systems for eligibility and enrollment verification during regular business hours. Contractor making inquiries outside these hours may use the AHCCCS Communication Center for eligibility and enrollment inquiries.

     7. The Contractor and its Subcontracted Providers may use AHCCCS's contracted Medicaid Eligibility Verification Service (MEVS) to verify Title XIX and Title XXI eligibility and behavioral health coverage 24 hours a day, 7 days a week. Also available is the Interactive Voice Response (IVR) system, 24 hours a day, 7 days a week.

     8. The Contractor is responsible for determining potential eligibility for entitlements and for referring eligible and enrolled persons to the appropriate resource. At or prior to enrollment, the Contractor and its Subcontracted Provider(s) shall determine, based on individual/family income, if an eligible person is potentially Title XIX or Title XXI eligible. If a Non-Title XIX/XXI person is identified as being potentially Title XIX/XXI eligible, the Contractor shall assist the person in completing an AHCCCS Universal Application and submitting it to the ADES or AHCCCS SSI-MAO. The Contractor shall ensure that staff who screen persons for Title XIX/XXI eligibility and assist persons in completing AHCCCS Universal applications have been trained on procedures for completing and submitting AHCCCS applications. Any person, except those who are seriously mentally ill, who refuse to cooperate with the financial screening and eligibility process shall not be eligible for behavioral health services through this Subcontract. For those who refuse to participate, a form explaining loss of benefits due to refusal to cooperate shall be signed by the person. If the person is in need of emergency services, the person may begin to receive services immediately but shall have a financial screening to assess potential Title XIX/XXI eligibility within five (5) days from the date of service. These procedures shall be in conformity with A.R.S.(S)36-3408.

     9. The Contractor may not refuse to enroll an eligible person who is a Native American and who resides within the Geographic Service Area solely because the eligible person is also eligible for enrollment in a Tribal RBHA. However, the Contractor may refuse to enroll a Native

Revised 11-01-01
Effective 10-03-01                   Page 34

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          American Indian who the Contractor has verified is already enrolled with the Tribal RBHA. Should an enrolled person choose to transfer covered services from the Tribal RBHA to the Contractor, the RBHA and ADHS/DBHS Inter-RBHA Coordination policy shall be adhered to.

     10. Every enrolled member must be assigned to a Primary Clinician (PC) at time of enrollment and in accordance to RBHA policies and procedures.

K.   DISENROLLMENT:

     The Contractor and its Subcontracted Providers shall comply with all RBHA and ADHS/DBHS policies related to disenrollment.

     1. For enrolled persons who, based on the judgement of the assigned Primary Clinician, are at risk of relapse, impending or continuing decompensation, deterioration, or potential harm to self or others, the Contractor and its Subcontracted Providers shall make repeated attempts, including follow-up telephone calls and home visits, to re-engage enrolled persons who refuse services or who fail to appear for appointments.

          a. There shall be documented attempts to contact the person by phone or face-to face, in accordance with RBHA policy.

          b. For enrolled persons who meet the applicable criteria and cannot be re-engaged in service the Contractor shall ensure that court ordered evaluation and treatment procedures are appropriately utilized.

     2. For persons who are not at risk of relapse, decompensation, deterioration, or potential harm to self or others, documented attempts shall be made to re-engage the person, in accordance to RBHA policy if continued treatment is appropriate.

     3. If an enrolled person who is still in need of Covered Services must be disenrolled as a result of a change in age, a move out of area, Title XIX eligibility, or change in who is responsible to provide the Covered Services, the Contractor and its Subcontracted Providers shall assist the enrolled person to transition to another contractor or service provider prior to disenrollment. If the enrolled person is receiving psychotropic medications, the Contractor and its Subcontracted Providers shall ensure that an appropriate medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for thirty
          (30) days until an alternate provider has assumed responsibility of care of the enrolled person.

          The Contractor and its Subcontracted Providers shall cooperate when an enrolled person is to be transitioned between RBHAs, Contractors or service providers. This shall include identification of transiting members, provision of appropriate referrals, forwarding of the medical record and transferring responsibility for court orders, as applicable.

     4. When a person no longer requires Covered Services, or when repeated attempts to re-engage the person in accordance with K.1. above are unsuccessful, the person shall be disenrolled. The Contractor shall ensure that enrolled persons are disenrolled from the RBHA systems within sixty (60) days after the last service authorized or delivered.

     5. Required disenrollment and final assessment data must be submitted to the RBHA within five (5) working days, if paper submission, or ten
          (10) working days if electronically transmitted.

     6. The Contractor will have written policies governing its member disenrollment process which includes the requirement of prior written notice to members.

Revised 11-01-01
Effective 10-03-01                   Page 35

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

L.   INITIAL ASSESSMENTS:

     1.   All initial assessments shall be performed by staff who are:

          a. At minimum for Title XIX and Title XXI, a behavioral health professional and for Non Title XIX/TXXI members, a master's level in a related human service field, or a behavioral health professional, or a licensed behavioral health professional (psychiatrist, psychologist, registered nurse practitioner, registered nurse or physician assistant); and

          b. Trained, credentialed, and privileged in performing assessments of all behavioral health disorders and initiation of necessary medical services must be within thirty (30) days of referral.

     2. By July 1, 2003, all initial assessments shall be performed by staff who are behavioral health professionals.

     3. For members referred for or identified as needing on going psychotropic medications for a behavioral health condition, the Contractor shall ensure the review of the initial assessment and treatment recommendation by a licensed medical professional with prescribing privileges.

     4. The initial assessment shall include recommendations for services, including case management.

     5. The Contractor shall develop and implement privileging criteria that are inclusive of age-and population-specific competencies, subject to RBHA and ADHS/DBHS approval, for the performance of initial assessments.

     6. Upon completion of a thorough competency assessment of each individual who will perform initial assessments, the Contractor shall submit an Attestation of Privileges for each individual deemed competent.

     7. The Contractor shall comply with all RBHA initiatives to evaluate the capacity of the system of care with regard to availability of staff within the provider network eligible to provide intake services including, but not limited to:

          a.   responding to surveys;

          b.   tracking and maintenance of staff education and credentials; and

          c. participation in system-wide activities that would help to increase the number of qualified staff.

M.   DISCHARGE PLANS:

     The Contractor shall incorporate into its policy manual procedures for ensuring timely completion of discharge plans and closure forms, if applicable. When indicated by the Individual Service Plan or Treatment Plan, a member who no longer requires behavioral health services must be discharged by the Contractor and RBHA from the behavioral health system. When the member moves from one RBHA to another or is disenrolled from the system the Contractor or its Subcontracted Provider is responsible for completing a discharge summary. The Contractor must provide a copy of the discharge summary to the member's PCP and forward closure paperwork to the RBHA in accordance to RBHA policy.

Revised 11-01-01
Effective 10-03-01                   Page 36

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

N.   APPOINTMENT STANDARDS:

     The Contractor shall ensure, and require all Subcontracted Providers to ensure; that eligible and enrolled persons receive Covered Services in accordance with the following requirements:

     1. Urgent appointments shall be provided for eligible and enrolled persons who, without prompt behavioral health attention, are at risk of decompensation, relapse, hospitalization, risk of harm to self or others, or at risk of loss of residence

          a. within 24 hours of referral or request for all enrolled persons and Title XIX and Title XXI eligible persons; and

          b. within 24 hours of referral or request for all other eligible persons to the extent possible and as funding allows.

          For services provided by the Contractor serving GSA 3, this shall include responding within 24 hours of receipt of a referral to evaluate a hospitalized eligible person who is not yet enrolled with the RBHA or ADHS/DBHS. In such cases, the Contractor must determine the eligible person's disposition and immediately enroll them.

     2. For services provided by the Contractor serving GSA 3, appointments shall be available within 24 hours of request by an Acute Care Contractor for non-enrolled Title XIX/XXI eligible persons in an inpatient facility.

     3.   Routine appointments shall be available:

          a.   for initial evaluation

               i. within seven (7) calendar days of referral or request for Title XIX and Title XXI eligible persons; and

               ii. within seven (7) calendar days of referral or request for all other eligible persons to the extent possible and as funding allows.

          b.   for the service following the initial evaluation, within seven
               (7) calendar days; and

          c. if psychiatric services are required, the first routine psychiatric visit within thirty (30) days of initial evaluation.

     4. The Contractor shall require its subcontracted transportation providers to schedule transportation to medically necessary services so that Title XIX/XXI enrolled persons arrive no sooner than one (1) hour before the appointment and do not have to wait more than one (1) hour after conclusion of the appointment for transportation home.

     5. The waiting time for an established appointment shall not exceed forty-five (45) minutes except when the service provider is unavailable due to an emergency. When an enrolled person's appointment is delayed or changed due to an emergency, the service provider shall attempt to notify the person prior to their appointment and ensure that timely follow-up occurs.

     6. The Contractor shall establish procedures to monitor the availability of appointments and disseminate appointment standards to enrolled persons and Subcontracted Providers.

O.   INDIVIDUAL SERVICE/TREATMENT PLANS:

     The Contractor shall ensure that Individual Service or Treatment Plans are developed in accordance to RBHA policies and procedures, and as required by the AHCCCS Rules, ADHS/DBHS policies and procedures, rules and regulations.

Revised 11-01-01
Effective 10-03-01                   Page 37

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

P.   CERTAIN TREATMENT ISSUES:

     1. The Contractor agrees to provide Covered Services to members in a manner consistent with the ISP or ITP developed for members by the Contractor.

     2. The Contractor shall immediately advise the RBHA when a member is no longer in need of, or eligible for, Covered Services, as referred to in the RBHA policies and procedures. Such advice may be oral, by electronic transmission or facsimile, or in writing. If oral, same shall be promptly confirmed by electronic transmission or facsimile or in writing. It is the mutual responsibility of the RBHA and the Contractor, to notify the other party, in writing or electronically on a daily basis, of new Contractor members, disenrolled Contractor members and re-enrolled Contractor members.

     3. If the Covered Services include inpatient or residential treatment, no member receiving such services shall be discharged without a discharge plan.

     4. The Contractor shall, as a condition to the delivery of Covered Services to members and as a condition to payment therefore under this Subcontract, provide those members with such information and obtain from the member such authorizations and consents as ADHS/DBHS and/or the RBHA may determine appropriate.

Q.   ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS)

     Contractor and its Subcontracted Providers agree to render covered services to all members regardless of acuity and including those who are diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) or who are HIV Infected. Such services shall be rendered in the manner consistent with and within all the compensation terms set forth herein.

R.   ACTIVE TREATMENT AND CONTINUITY OF CARE (PRIMARY CLINICIAN)

     Active treatment and continuity of care includes information concerning case management, integrated treatment for co-occurring disorders and recovery support. ADHS/DBHS defines active treatment as "delivering and monitoring behavioral health services to ensure that they are effective in reducing behavioral heath symptoms, improving functioning and/or maintaining symptom remission and optimum functioning" (ADHS/DBHS Solicitation No. H0-001, page 12).

     1. The Contractor shall implement policies, procedures, performance standards and a monitoring process to ensure active treatment for all enrolled persons and continuity of care between providers, settings and treatment episodes, including:

          a. Initiation of medically necessary services within fourteen (14) days of referral;

          b. Assignment to a clinician privileged by the Contractor to serve as a fixed point of accountability;

          c. Transmittal of assessment, treatment and discharge recommendations to the member's primary care physician;

          d. Facilitation and coordination of transfer out of area, out of State, or to an ALTCS Contractor, as applicable and transfer of assessment, treatment and discharge recommendations to the member's primary care physician; and

          e. Attempts to re-engage persons in service prior to disenrollment, as described in the RBHA and ADHS/DBHS policies.

Revised 11-01-01
Effective 10-03-01                   Page 38

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     2. The RBHA has designated the title "Primary Clinician" to identify the staff person to whom each enrolled member is assigned. The Primary Clinician is responsible for providing active treatment and/or ensuring that active treatment is provided.

     3. This assignment shall enhance coordination of care and identify a clear point of accountability. A ratio of 1 to 100 is preferred as the maximum number of enrolled members assigned to a Primary Clinician for Title XIX/XXI General Mental Health/Substance Abuse Adults, Children and persons with SMI.

     4. The Contractor shall utilize competent individuals to deliver the quality and quantity of care required by enrolled members. The Contractor shall ensure that members are correctly assessed and afforded the treatment indicated through those assessments.

     5. The Contractor shall ensure that the Primary Clinician provides active treatment or ensures that active treatment is provided to their assigned enrolled persons, as indicated by progress in:

          a.   Reducing or eliminating symptoms;

          b.   Improving function ; and/or

          c. Maintaining the enrolled person in symptom remission or optimum functioning.

          If there is no progress, the following shall occur:

          a.   Re-evaluation of diagnosis;

          b.   Revision of service plan or services delivered; and/or

          c.   Request or referral for clinical consultation.

     6. The Primary Clinician is also responsible to ensure that the following occur:

          a. Assessment, service planning and delivery of medically necessary services;

          b. Ongoing assessment of existing and emerging behavioral health needs;

          c. Revision of service plan and service delivery based on progress toward behavioral health goals;

          d. Provision of covered services and/or referral to needed treatment, rehabilitative, supportive, ancillary services and emergency services, and referral to community resources;

          e. Provision of case management services and/or determination of the need for additional case management services to be delegated to a qualified clinician;

          f. Monitoring of behavioral health condition, and provision of intervention as needed;

          g. Ongoing collaboration with parents, guardians, family members, significant others, primary care provider, school, child welfare, juvenile or adult probation and/or parole, developmental disability provider, and other involved service providers, community and State agencies;

          h. Maintenance of continuity of care between inpatient and outpatient settings;

          i. Development and implementation of transition, discharge and aftercare plans prior to discontinuation of behavioral health services.

     7. The Contractor shall develop and implement policies, procedures, privileging criteria and a monitoring process to ensure that:

          a. enrolled persons receive active treatment as described in Paragraph R.5. above; and

Revised 11-01-01
Effective 10-03-01                   Page 39

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. the responsibilities described in Paragraph R.6. above are performed by clinicians who:

               i. are a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R9-20-306 and who has been deemed competent by the Contractor to perform this function based on education, experience, training, supervised practice and/or competency testing and who is credentialed and privileged in accordance with RBHA policy; or

               ii. are supervised by a Primary Clinician deemed competent by the Contractor to supervise these responsibilities based on education, experience, training, supervised practice and/or competency testing.

     8.   In Metropolitan Tucson the Primary Clinician shall be a:

          a. Behavioral Health Professional as specified in A.A.C. Title 9, Chapter 21, or

          b.   Master's level professional in a related human services field, or

          c. licensed Behavioral Health Professional (Psychiatrist, Psychologist, Registered Nurse Practitioner, Registered Nurse or Physician Assistant).

     9. At minimum, the Primary Clinician must be a Psychiatrist, Certified Psychiatric Nurse Practitioner or a Physician Assistant if the enrolled person has one or more of the following:

          a.   Severe or psychotic psychiatric diagnosis, including:


               i.   Schizophrenia or Schizoaffective disorder

               ii.  Bipolar Disorder

               iii. Major Depressive Disorder, Recurrent, Severe or Major
                    Depressive Disorder with Psychotic Features

               iv.  Delusional Disorder

               v.   Psychotic Disorder, not otherwise specified, and

               vi.  Alcohol and other substance-induced psychotic disorders.

          b.   Enrolled in the DD-ALTCS program administered.by ADES/DDD.

          c. Chronic or severe medical or neurological disorders requiring active medical management.

          d. And/or anyone else who in the judgement of the RBHA or the Contractor should be assigned to a medial professional.

     10. The Contractor shall ensure that each enrolled member receives orientation upon intake, including:

          a. The role of the Primary Clinician. The Primary Clinician must be identified by name, and in writing, and the responsibilities and expectations reviewed with the member.

          b.   Information regarding Member Rights.

          c. Responsibilities of the member in participating in the treatment process.

          d.   Covered Services.

          e. In writing, actions the member should take in case of a crisis situation or the need to contact the Primary Clinician during non-business hours.

Revised 11-01-01
Effective 10-03-01                   Page 40

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     11. The Contractor shall notify members, in writing, of any changes to their assigned Primary Clinician. Notification to the RBHA of said change does not suffice as notification to the member.

S.   COORDINATION OF CARE:

     The Contractor shall collaborate with community and government agencies to coordinate the delivery of Covered Services with other services and supports needed by the enrolled person and their families, including but not limited to: general medical care; education; probation, parole, court services, services to the homeless, services for persons with developmental disabilities, the elderly, emergency medical services, child welfare, parks and recreation, religious institutions, housing and urban development, public health and safety services (including Emergency Medical Services, domestic violence services, fire, police, and sheriff) and vocational services.

     The Contractor shall support the participation of parents/primary caregivers, adolescents and children in the assessment and service planning process.

     The Contractor shall comply and require its Subcontracted Providers to comply, with all coordination requirements as established by the ADHS/DBHS from time to time, in addition to the specific requirements referenced below:

     1.   Schools/Local Educational Authorities:

          a.   The Contractor shall ensure that:

               i. Prevention, screening and early identification programs are delivered in or near school settings, and are provided in collaboration with local educational authorities;

               ii. Information and recommendations contained in the individual education plan (IEP) are considered in the development of the service plan for the enrolled person;

               iii. The Primary Clinician or clinician supervised by the PC participates with the school in development of the IEP to ensure that the most appropriate, least restrictive behavioral health services are recommended in the IEP;

               iv. If an IEP requires residential placement, the Contractor and/or its Subcontracted Provider shall comply with the fifteen (15) calendar day placement requirement; if placement is not made within the fifteen (15) calendar day time frame, the Contractor will immediately notify the IEP Team, ADE and ADHS/DBHS; and

               v. Transitional planning with the school occurs prior to and after discharge of an enrolled person from any out of home placement, including a residential treatment center to a local school authority.

     2.   Child Protective Services (ADES/ACYF):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the child welfare case plan are considered in the development of the service plan for the enrolled child, and that the ADES/ACYF case manager is invited to participate in the development of the service plan and all subsequent planning meetings;

Revised 11-01-01
Effective 10-03-01                   Page 41

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               ii. All provisions of the DBHS/DES Operating Procedures Manual are followed; and

               iii. Subcontracted Providers coordinate, communicate and expedite behavioral health services to assist ADES in reducing the amount of time children spend in the custody of the State and in finding permanent placement for children, according to requirements addressing the Model Court mandate.

     3.   Developmental Disabilities (ADES/DDD):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the Individual Program Plan developed by ADES, Division of Developmental Disabilities (DDD) staff are considered in the development of the service plan for the enrolled person and that the ADES/DDD staff involved with the enrolled person/child are invited to participate in the development of the service plan and all subsequent planning meetings; and

               ii. Persons with developmental disabilities who require psychotropic medication for the purpose of controlling, decreasing, or eliminating undesirable behaviors have service delivery plans for active treatment intended to produce remission of behavioral health signs and symptoms and achievement of optimal functioning, not merely management and control of unwanted behavior.

     4. Arizona Department of Corrections (ADC), Arizona Department of Juvenile Corrections (ADJC) Administrative Office of the Court (AOC), Juvenile and Superior Courts:

          a.   The Contractor shall ensure that:

               i. Information and recommendations contained in the probation or parole case plan are considered in the development of service plans for enrolled persons, and that probation or parole personnel involved with enrolled persons are invited to participate in the development of the behavioral health service plan and all subsequent planning meetings.

               ii. Upon referral or request, the Contractor or its Subcontracted Providers shall evaluate and participate in transition planning prior to the release of eligible children and adolescents from public institutions back into the community.

     5.   Jails:

          a.   The Contractor shall ensure:

               i. Screening and assessment services to individuals who are in jail and are suspected to have a serious mental illness; and

               ii. Continuity of care, discharge planning and timely sharing of information for enrolled persons with a serious mental illness who are in or are leaving the jail.

     6.   AHCCCS Health Plans:

          a. The Contractor and its Subcontracted Providers are responsible for the coordination of care with the AHCCCS Health Plans in accordance with the RBHA and ADHS/DBHS policies.

Revised 11-01-01
Effective 10-03-01                   Page 42

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. To the extent permitted by law, the Contractor and its Subcontracted Providers shall ensure timely sharing of information with the medical Primary Care Provider (PCP) for the enrolled persons who are enrolled in an AHCCCS Health Plan, including but not limited to:

               i.   Notification of receipt of referral;

               ii. The name, address, telephone, and fax number of the assigned behavioral health Primary Care Clinician;

               iii. Sufficient information to allow for the coordination of behavioral health services with the general medical care provided by the PCP, consistent with the RBHA and ADHS/DBHS requirements. At a minimum, the PCP should be notified in the following circumstances:

                    . Initiation and significant changes in psychotropic medications and significant adverse reactions

                    . Results of relevant laboratory, radiology and other tests

                    .    Emergency/crisis admission or events

                    .    Discharge from an inpatient setting

                    .    Disenrollment from ADHS/DBHS or the RBHA

                    .    Initial assessment and treatment recommendations

                    . Any other events requiring medial consultation with the enrolled person's PCP.

               The Contractor must adhere to confidentiality guidelines pursuant to 42 C.F.R. 431 and A.R.S. 36-509. Unless prescribed otherwise in federal regulations or statute, it is not necessary for the Contractor or its Subcontracted Providers to obtain a signed release form in order to share behavioral health related information with the PCP or AHCCCS Health Plan.

               The Contractor will ensure that consultation services are made available to health plan PCP's and describe how to access such services, including methods to initiate a referral for ongoing behavioral health services. Eligible persons with diagnoses of depression, anxiety or attention deficit hyperactivity disorder who are currently being treated by the Contractor's physician may be referred back to the PCP for ongoing care only after consultation with the enrolled person's PCP and with the person/person's guardian. Upon request, the Contractor or its Subcontracted Providers shall inform PCPs about the availability of resource information regarding the diagnosis and treatment of behavioral health disorders.

          c. The Contractor and its Subcontracted Providers shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the Primary Care Provider in cases involving medical conditions and/or medication interactions that pose a risk of harm to the enrolled person.

          d. The Contractor and its Subcontracted Providers shall inform all enrolled persons of the nature and extent of the treatment information that will be shared with the primary care provider to coordinate care.

Revised 11-01-01
Effective 10-03-01                   Page 43

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          e. The Contractor and its Subcontracted Providers shall provide psychiatric consultation services for AHCCCS primary care providers who wish to prescribe psychotropic medications within their scope of practice. These services shall include:

               i. Upon the request of the Primary Care Provider, direct access to psychiatrists (or other behavioral health providers, if applicable);

               ii. Provision of recommendations to the Primary Care Provider by the psychiatrist:

                    . Regarding the Primary Care Provider's management of the eligible person's behavioral health condition; and

                    . Regarding behavioral health services that should be performed through the Contractor or a Subcontracted Provider in addition to psychotropic medication management by the primary care provider, or

                    . That ongoing management should be performed through the Contractor or Subcontracted Provider, based on the severity or complexity of the eligible persons' behavioral health condition; and

               iii. Provision of information to AHCCCS Health Plans about how to access these services.

          f. The Contractor and its Subcontracted Providers shall cooperate with the RBHA, ADHS/DBHS and AHCCCS in implementing and complying with any additional policies and procedures established for monitoring and improving communication between acute care and behavioral health contractors and subcontractors.

     7.   Other General Medical and Dental Providers:

          To the extent permitted by law and to the extent that funding is available, the Contractor and its Subcontracted Providers:

          a. Shall ensure coordination of covered services with general medical care for Non-Title XIX/XXI enrolled persons;

          b. Shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the primary care provider in cases involving medical conditions and/or medication interactions that pose a risk of harm; and

          c. Are encouraged to develop collaborative relationships with other medical and dental providers, including Federally Qualified Health Centers, to facilitate referrals and to coordinate provision of general medical, dental and behavioral health care.

     8.   Arizona State Hospital/Inpatient Facilities:

          Recognizing the limited bed availability at ASH and the need to treat individuals in the least restrictive setting, the Contractor shall collaborate with local stakeholders to assure appropriate placement and diversion whenever possible.

          a. The Contractor shall ensure coordination, continuity of care and prompt discharge planning for eligible and enrolled persons admitted to ASH, through identification of an ASH Liaison, whose duties shall include:

               i.   Diversion of potential admissions from ASH.

Revised 11-01-01
Effective 10-03-01                   Page 44

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               ii. Coordination of the admission process with the ASH Admissions Office.

               iii. Participation in ASH treatment and discharge planning;
                    through attendance at Inpatient Treatment and Discharge Plan
                    (ITDP) staffings in person or by phone at least monthly.

               iv. Provision of available clinical and medical record information upon or shortly after admission.

               v. Any other requested communication and/or collaboration with ASH, including but not limited to:

                    .    compliance with RBHA policies and procedures;

                    . attendance at the ASH Social Worker/RBHA monthly meeting by phone or in person; and

                    .    compliance with ASH performance indicators.

          b. The Contractor shall maintain sufficient staff to meet the following requirements:

               i. attendance at the Master ITDP staffing and subsequent staffings;

               ii. regular contact (at least every 30 days) with members in ASH; and

               iii. collaboration on the member's discharge from ASH.

          c. Distribution of the ASH community placement funding is dependent upon meeting the required thresholds of the specific criteria for the performance indicators developed by ADHS/DBHS in conjunction with the RBHAs and other indicators developed by CPSA and its At-Risk Providers. The criteria are based on meeting the targeted census cap, discharge within 60 days of placement on the "discharge ready list" and restriction of re-admission within 6 months.

     9.   Transfers or Closures from CPSA Services:

          a. If the enrolled member is receiving prescribed psychiatric medications at the time of transfer or closure, the referring provider shall ensure that the prescribing professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications until the receiving provider has assumed responsibility for care of the member.

          b. A packet of clinical information must be made available to the agency accepting responsibility for a member transferred from the RBHA for the transfer to be complete and the closure in effect.

     10. Arizona Department of Economic Security/Disability Determination Services Administration (ADES/DDS)

          The Contractor and its subcontracted providers shall cooperate with ADHS and ADES/DDSA in its review and sampling of applicant's determinations of SMI status, in compliance with AHCCCS's state plan amendment.

     11. IMD Facilities. The Contractor shall ensure the following when providing either directly or through subcontract arrangement covered services in an IMD facility:

          a. The IMD facility must keep track of the number of days a Title XIX or Title XXI member is in the facility and may only bill for services within the limitations of the IMD expenditure authority. The service limitations are thirty (30) days per admission and sixty (60) days per contract year for persons age 21 through 64 for services provided in IMDs. Service limitations are cumulative across providers. For persons under 21 and over 64 years old, there are no IMD service limitations.

Revised 11-01-01
Effective 10-03-01                   Page 45

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. The IMD facility must notify AHCCCS Member Services at (602) 417-4063 when a Title XIX member who is age 21 through 64 is admitted to the facility.

          c. The IMD facility must provide written notification to Title XIX and Title XXI members who are age 21 through 64 that their AHCCCS eligibility will end if they remain in an IMD facility longer than thirty (30) days per admission or sixty (60) days annually.

T.   NOTICE OF DENIAL/REDUCTION/SUSPENSION/TERMINATION OF SERVICES:

     The Contractor shall comply with the Notice requirement policies and procedures established by AHCCCS, ADHS/DBHS and the RBHA whenever Covered Services are denied, reduced, suspended or terminated:

     1.   With respect to all eligible and enrolled persons:

          a. The Contractor and its Subcontracted Providers shall use the notice forms as prescribed by ADHS/DBHS policy and procedures.

          b. The Contractor shall follow appropriate clinical practice when denying, reducing, suspending or terminating covered services.

          c. Requests for admission or continued stay in an Acute Inpatient Hospital, Inpatient Psychiatric Hospital, Inpatient Psychiatric Facility for persons under 21 years of age or Institution for Mental Disease for persons 65 years of age or older may be denied only by the Contractor's Medical Director or delegated psychiatrist.

     2.   With respect to Title XIX and Title XXI eligible and enrolled persons:

          a. The Notice form prescribed by ADHS/DBHS shall be used to provide Title XIX and Title XXI eligible and enrolled persons prior written notice of a reduction, suspension or termination of a prior authorized Title XIX or Title XXI covered service and such actions when based on utilization review.

          b. When a covered service is subject to prior authorization, the Contractor shall also comply with the notice, continuation of benefits and appeals process requirements specified in 42 CFR
               431.200 et seq.; A.A.C. R9-22-516, and further described in Members' Rights and Responsibilities in A.A.C. R9-22, Article 13; A.A.C. R9-31, Article 13; AHCCCS Rules; ADHS/DBHS and RBHA Policy and Procedures.

     3. With respect to persons who are SMI or who request services as a person who is SMI:

          a. A person who requests services as a person who is seriously mentally ill shall receive a specific Notice form prescribed by ADHS/DBHS for that purpose following a determination that the person is not seriously mentally ill.

          a. When covered services to an enrolled person who has been determined to be seriously mentally ill are modified, suspended or terminated, the enrolled person shall receive a specific Notice form prescribed by ADHS/DBHS for that purpose, including notice of the right to appeal, in accordance with A.A.C. Title 9, Chapter 21 (currently R9-21-315).

          b. Covered services to an enrolled person who has been determined to be seriously mentally ill shall be continued pending the resolution of any appeal.

U.   BEHAVIORAL HEALTH RECORDS:

     The Contractor shall ensure, and through the terms of each subcontract require all Subcontracted Providers to ensure, that the behavioral health records of enrolled persons created or maintained by

Revised 11-01-01
Effective 10-03-01                   Page 46

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     the Contractor and its Subcontracted Providers are maintained in a detailed, comprehensive and timely manner which conforms to good professional practice, permits effective professional review and audit and facilitates prompt and systematic retrieval of information and follow-up treatment.

     1. Behavioral health records must be legible, signed and dated by all responsible parties and the assigned staff member.

     2. Upon request, and pursuant to the attending physician's determination that release is not contraindicated, the Contractor shall provide, and shall require Subcontracted Providers to provide, one copy per year of the behavioral health record free of charge to the eligible or enrolled person or legal guardian.

     3. The Contractor shall ensure and require Subcontracted Providers to ensure that the Primary Clinician forwards, within ten (10) working days from receipt of request for transfer, all behavioral health records or copies thereof to the new behavioral health provider.

     4. The Contractor shall maintain and require all Subcontracted Providers to maintain behavioral health records as confidential, consistent with Federal and State law, ADHS/DBHS, and RBHA policy and in accordance with Appendix A, Uniform Terms and Conditions, Confidentiality, of this Subcontract.

     5. The Contractor shall ensure and require its Subcontracted Providers to ensure that each behavioral health record contains consent to treat forms, signed by the enrolled person or guardian.

     6. The Contractor shall ensure and require its Subcontracted Providers to ensure that each behavioral health record includes permission for the RBHA, ADHS/DBHS, AHCCCS, CMS and their consultants to access information and records maintained by the Contractor and/or its Subcontracted Providers concerning the provision of Covered Services under this Subcontract.

     7. The Contractor shall establish written policies, procedures and standards for documentation in the behavioral health record consistent with the requirements of this Subcontract, the ADHS/DBHS Policies and Procedures Manual, the A.A.C., Title 9, Chapter 20 and 21, and RBHA policies and procedures. These policies, procedures and standards shall be distributed, implemented, monitored and enforced by the Contractor to ensure compliance by the Contractor's employees, agents, and Subcontracted Providers.

     8. Behavioral health records shall conform to the requirements of the AHCCCS Medical Policy Manual. ADHS/DBHS, AHCCCSA or its designees may inspect such records at any time during regular business hours at the offices of ADHS, providers, hospitals or other service providers.

     9. Contractor shall maintain and require its Subcontracted Providers to maintain, as applicable, medical records in accordance with the requirements for a Community Service Agency and/or a Therapeutic Foster Care Home. Medical records requirements are contained in ADHS/DBHS Policy 2.75, Community Service Agency - Title XIX Certification and ADHS/DBHS Policy 2.45, Therapeutic Foster Care Homes
          - Title XIX Certification.

V.   TRANSITION OF TITLE XIX and TITLE XXI ENROLLED PERSONS

     To ensure that Title XIX and Title XXI enrolled persons who need behavioral health services receive them, the Contractor shall cooperate when a transition from one entity to another, RBHA or AHCCCS acute care contractor or ALTCS program contractor, becomes necessary. This shall include identification of transitioning members, provision of appropriate referrals and forwarding of the medical record. For Title XXI enrolled persons, this transition shall include the tracking and reporting

Revised 11-01-01
Effective 10-03-01                   Page 47

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     to the new contractor of those services which count toward an annual limitation.

W.   OUTREACH:

     The Contractor shall provide outreach activities designed to inform eligible and enrolled persons of the availability of behavioral health services and shall design and implement outreach activities to encourage enrolled persons who refuse services or who fail to keep appointments to resume receiving clinically appropriate behavioral health services. The Contractor shall design and implement outreach tailored to the special characteristics of the population served under the terms of this Subcontract, including but not limited to:

     1.   Geographic or social isolation;

     2.   Serious and persistent mental illness;

     3.   Homelessness;

     4.   Language barrier;

     5.   Visual and auditory impairment;

     6.   Developmental, medical or physical disabilities;

     7.   Infancy and early childhood;

     8.   Old age;

     9.   Adult or juvenile criminal justice involvement;

     10.  Non-dominant culture and ethnicity;

     11.  Poverty;

     12.  Injection drug use;

     13.  Pregnancy and/or presence of dependent children; and

     14.  Involvement with child protective services.

     The Contractor and its Subcontracted Providers shall ensure that it will actively participate in outreach activities to Title XIX and Title XXI members in high risk groups, including but not limited to the homeless, seriously mentally ill members, members with co-morbid medical and behavioral heath disorders and substance abusing pregnant women.

     Upon request, the Contractor shall conduct outreach and disseminate information to the general public, other human services providers, school administrators and teachers and other interested parties regarding behavioral health services available to Title XIX and Title XXI eligible or enrolled persons.

X.   QUALITY ASSURANCE/UTILIZATION REVIEW:

     1. The Contractor shall comply with the utilization management and quality management plans, activities and policies and procedures of the RBHA, ADHS, AHCCCS, and appropriate federal regulations. The RBHA agrees to provide the Contractor written notice of the implementation of all utilization management and quality management and improvement standards, plans, activities and policies and procedures of the RBHA. The Contractor will not be sanctioned for failure to comply with changes in all utilization management and quality management/ improvement standards, plans, activities and policies and procedures until

Revised 11-01-01
Effective 10-03-01                   Page 48

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          thirty (30) days after receipt of written notification of such changes unless these changes are externally mandated by Federal, State or AHCCCS requirements or intended to comply with those requirements.

     2. The Contractor shall provide for an ongoing program that objectively and systematically monitors and evaluates the quality and appropriateness of care to members and includes a process for improving care to members and resolving identified problems. The Utilization Management Plan will include specific language to address adverse decisions based on medical necessity and the process for notification to the member and Subcontracted Provider of intended actions related to the adverse decision. The Contractor agrees to submit utilization data in accordance with the RBHA's policies and procedures. The format for submission of the reports is designated by the RBHA's Utilization Management Procedure.

     3. For those Contractors furnishing inpatient care or a JCAHO or CARF approved residential program, the Contractor is required to comply with ADHS/DBHS policy requirements for Quality Assurance. For all other services, the Contractor shall, as nearly as practicable, adopt, maintain and observe quality assurance and utilization review plans that conform to nationally accepted accreditation standards of JCAHO. The specific federal and AHCCCS compliance activities include:

          a. Certification of Need for children who apply for Title XIX/XXI eligibility after admission. A certification of need is performed by the team developing the plan of care; and must be completed and signed by a physician.

          b. Development of and performance of services based on a plan of care in accordance with 42 CFR 441.154 to 156;

          c. Development and implementation of utilization management plans and committees in accordance with 42 CFR 456.100 to 129 and
               456.200 to 213;

          d. Completion of Medical Care Evaluation Studies according to instructions from ADHS/DBHS.

     4. The Contractor agrees to participate in and be evaluated in accordance with the Quality Management and Utilization Management Plan established by the RBHA, as described in the RBHA policies and procedures. The RBHA agrees to provide the Contractor written notice of any changes to the Quality Management and Utilization Management Plan. The RBHA requires the Contractor to develop quality management and utilization management requirements in accordance with the RBHA Quality Management and Utilization Management Plan requirements.

     5. Evaluation tools/outcome indicators to be used by the RBHA may include, but are not restricted to the following: 1) satisfaction surveys; 2) inpatient or residential treatment readmissions within thirty (30) days of prior discharge; 3) levels of functioning; 4) critical incidents; and, 5) provider profiling. If the Contractor's performance falls short of the standards or goals of such evaluation tools/outcome indicators, the Contractor shall implement those measures and such others as may be required by the RBHA and shall provide to the RBHA such information pertaining to the implementation of those measures as may be required by the RBHA. Failure to correct any such deficiencies may result in a default hereunder.

     6. As a component of quality management, Medical Care Evaluation (MCE) Studies of inpatient facilities are required under 42 CFR Part 456. The purpose of MCE studies is to promote the most effective and efficient use of available facilities and services consistent with the enrolled person's needs and professionally recognized standards of care. MCE studies emphasize the identification and analysis of patterns of care and suggest appropriate changes needed to

Revised 11-01-01
Effective 10-03-01                   Page 49

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          maintain consistently high quality care and effective and efficient use of services. In the development, management and monitoring of the provider network, the RBHA shall require inpatient facilities (including inpatient hospitals, inpatient psychiatric facilities for persons under the age of 21 and IMDs) to conduct MCE studies which meet the requirements of 42 CFR Part 456.

     7. The Contractor shall participate in other required quality management activities, including but not limited to, an Annual Independent Quality Evaluation, Standard Case Review, Member Satisfaction Survey and other activities that may be required from time to time by the RBHA, ADHS/DBHS or AHCCCS.

     8. The Contractor and its Subcontracted Providers shall comply with and implement the RBHA endorsed best practice guidelines. The Contractor shall comply and ensure its Subcontracted Providers comply with guidelines pertaining to competence in linguistically and culturally appropriate practices.

Y.   PERFORMANCE:

     1. Measurement: The Contractor accepts, as a measurement of performance under this Subcontract, those outcome indicators required in General Provision X., Quality Assurance and Utilization Review.

     2. Reviews: The RBHA may conduct or cause to be conducted financial, program, service and/or organizational reviews. The Contractor agrees to cooperate with all requests for information, all on-site monitoring activities, and requirements for corrective action plans by the RBHA.

Z.   FEDERAL BLOCK GRANT REQUIREMENTS:

     1. For those Contractors receiving Federal Block Grant fund types as specified in Schedule III, Program Funding Allocation, (Risk-based Non-Title XIX Case Rate contains Federal Block Grant fund types), agree to establish accounting and program procedures which ensure compliance with Federal Block Grant legislation, ADAMHA Reorganization Act, P.L. 102-321, Section 201 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x, et. seq.) as amended July 10, 1992. Federal funds authorized under the ADAMHA Block Grant Program, including a Community Mental Health Services Block Grant and the Substance Abuse Prevention and Treatment (SAPT) Block Grant, may not be used for the following:

          a.   To provide inpatient hospital services;

          b.   To make cash payments to intended recipients;

          c. To purchase or improve land, purchase, construct or permanently improve (other than minor remodeling) any building or facility;

          d.   To purchase major medical equipment;

          e. To satisfy any requirements for the expenditure of non-federal funds as a condition for the receipt of federal funds;

          f. To provide financial assistance to any entity other than a public or non-profit private entity;

          g. To carry out any program of distributing sterile needles for the hypodermic injection of any illegal drug;

Revised 11-01-01
Effective 10-03-01                   Page 50

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          h. To carry out any testing for the etiologic agent for acquired immune deficiency syndrome unless such testing is accompanied by appropriate pre-testing counseling and appropriate post-test counseling (SAPT only).

          i. To pay the salary of an individual, through a grant or other extramural mechanism, at a rate in excess of $125,000 per year; and

          j. To purchase treatment services in penal or correctional institutions of the State of Arizona.

     2.   The Contractor further agrees to:

          a. Ensure that block grant funds are accounted in a manner that permits separate reporting for Mental Health and Substance Abuse Services.

          b. Ensure delivery of services and submit information relative to those services (in writing if requested and in a manner prescribed by the RBHA or ADHS) regarding a Community Mental Health Services Block Grant including services rendered, individuals served and expenditures and the Substance Abuse Prevention and Treatment (SAPT) Block Grant including services and expenditures. This information, subject to audit, shall be retained by the RBHA as documentation of compliance with program requirements.

          c. Ensure delivery of services and submit information relative to those services (in writing and in a manner prescribed by the RBHA and/or ADHS), regarding certain SAPT Block Grant allocation specifications (i.e. "set-asides") including services rendered, individuals served and expenditures for the following allocations:

               i.   Alcohol Abuse Treatment services

               ii.  Drug Abuse Treatment services

               iii. Primary Prevention services

               iv.  Pregnant women/women with dependent children

               v.   HIV/AIDS Early Intervention services

     3. Monthly Wait List - The Contractor shall submit in a Monthly Priority Admission Report, a monthly count of pregnant women and injection drug users waiting for placement in substance abuse treatment. At a minimum, the waiting list shall include:

          a. A unique identifier for each pregnant women and injection drug abuser seeking treatment;

          b. Date each pregnant women and injection drug abuser put on a wait list and receiving interim services; and

          c. Existing capacity and utilization by pregnant/substance using women.

     4.   Pregnant Substance Abusing Women and Women with Dependent Children:

          a. The Contractor shall ensure access to substance abuse treatment and aftercare services funded by SAPT Block Grant is prioritized according to the following list:

               i.   Pregnant injecting drug users;

               ii.  Pregnant substance abusers;

               iii. Other Injecting drug users; and

               iv.  All others.

Revised 11-01-01
Effective 10-03-01                   Page 51

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. The Contractor shall ensure and require its Subcontract Providers to ensure that:

               i. Each pregnant woman who requests and is in need of substance abuse treatment is admitted within 48 hours. If capacity is unavailable the pregnant woman shall be referred to another Contractor for placement; and if no capacity within the Geographic Service Area, the RBHA shall be notified; and

               ii. Each pregnant woman not receiving an admission within 48 hours is provided with interim services, including, at minimum, referrals for prenatal care, education/interventions with regard to HIV, tuberculosis and the effects of alcohol and other drugs on the fetus.

          c. Contractors who serve women under the terms of this Subcontract shall provide directly or through a subcontract arrangement or referral the following services for pregnant women and women with dependent children:

               i.   Metropolitan Tucson:

                    Specialty programs which provide

                    .    Primary medical care (women);

                    .    Primary pediatric care (children);

                    .    Gender-specific substance abuse treatment (women);

                    .    Therapeutic interventions for children;

                    .    Child care;

                    .    Case management (women); and

                    .    Transportation.

               ii.  All other Areas:

                    Specialized practices, which are uniform throughout the service region and provide access to primary medical and prenatal care, gender-specific interventions and treatment for substance abuse/dependence disorders, and supportive services including childcare.

          d. No individual may be denied services solely based on medical condition.

     5.   Injection Drug Users:

          a.   The Contractor shall ensure:

               i. Notification is provided to the RBHA of any substance abuse treatment program that has reached 90% of its capacity to admit injection drug users. Notification shall be provided to the RBHA within five (5) days of reaching said capacity;

               ii. Each individual who requests and is in need of treatment for injection drug abuse is admitted to a program of such treatment no later than:

               iii. 14 days after making the request for admission, or

               iv. 120 days after the request, if no program has capacity to admit the individual, and, if interim services are offered within 48 hours of the request for treatment; and

Revised 11-01-01
Effective 10-03-01                   Page 52

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               v. Interim services shall minimally include education/interventions with regard to HIV and tuberculosis and the risks of needle-sharing and shall be offered within 48 hours of the request for treatment.

     6.   Tuberculosis Screening and Referral

          a. The Contractor receiving SAPT Block Grant funding for treatment services:

               i. Implements tuberculosis, infection control procedures as established by the ADHS;

               ii. Routinely provides Tuberculosis risk assessment and conducts or offers referrals for Tuberculosis (TB) testing, evaluation and treatment; and

               iii. Ensures that interim services provided to pregnant/parenting substance abusing women and injection drug users routinely include TB risk assessments, evaluation and treatment.

AA.  PENDING LEGISLATIVE ISSUES:

     In addition to the requirements described in this Subcontract, there are legislative issues that may have an impact on services provided by ADHS and the RBHA on or after the effective date of this Subcontract. The following is a brief description of issues that ADHS/DBHS is aware of at the time of issuance of this Subcontract:

     1. Breast and Cervical Cancer. Legislation was passed to adopt a federal program that expands Title XIX eligibility to women under the age of 65 who are between 100% and 250% of FPL that have been diagnosed with either breast or cervical cancer. This program will be implemented early in 2002. These members will be eligible for the entire Title XIX Service package, including behavioral health services.

     2. Ticket to Work. Legislation was passed to adopt a federal program that expands Title XIX eligibility to individuals, age 16 through 64 years old who meet SSI eligibility criteria, and whose earned income is at or below 250% of the FPL. This program will be implemented early in 2002. These members will be eligible for the entire Title XIX Service package, including behavioral health services.

     3. AHCCCS Coverage for the parents of children eligible for KidsCare. As a result of the 2001 legislative session, AHCCCS is required to apply for an 1115 Waiver to cover the parents of children eligible for KidsCare up to 200% FPL. AHCCCS will need state match if the waiver is approved, and will seek legislative expenditure authority. It is anticipated that this program will be effective October 1, 2002.

BB.  SPECIAL PROVISIONS:

     Special provisions pertaining to this Subcontract are appended hereto as
     Schedule I. In the event and to the extent that such special provisions are inconsistent with any other provisions of this Subcontract, such Special Provisions shall govern.

CC.  APPENDICES/SCHEDULES/ATTACHMENTS:

     This Subcontract includes and incorporates by reference the following:

     1.   Appendices:

          a.   Appendix A: Uniform Terms and Conditions

          b.   Appendix B: Minimum ADHS/DBHS Contract (Subcontract) Provisions

Revised 11-01-01
Effective 10-03-01                   Page 53

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     2.   Schedules:

          a.   Schedule I: Special Provisions

          b.   Schedule II: Scope of Work

          c.   Schedule III: Program Funding Allocation

          d.   Schedule IV: Service Fee Schedule

          e.   Schedule V: Fiscal Agent

          f.   Schedule VI: Contract Deliverables

     3.   Attachments:

          a.   Attachment 1: Covered Services (DELETED EFFECTIVE 10/03/01)

          b.   Attachment 2: Summary of Benefits

               i.   Pima County - GSA 5

          c.   Attachment 3: Geographic Subdivisions in GSA 5

          d.   Attachment 4: CPSA Service Authorization Matrix

          e. Attachment 5: Title XXI Behavioral Health Services & Benefit Coverage (DELETED EFFECTIVE 10/1/01)

          f.   Attachment 6: Reconciliation Period

          g.   Attachment 7: Contractor Service Site Locations

          h.   Attachment 8: Independent Practitioners

          i.   Attachment 9: Arnold v. Sarn Provisions

          j.   Attachment 10: HB2003 Children's Service Codes Reference Sheet


DD.  ENTIRE AGREEMENT:

     This Subcontract and its appendices, schedules, and attachments, including all amendments and modifications incorporated by reference, shall constitute the entire agreement between the parties, and supersedes all other understandings, oral or written.

EE.  BINDING EFFECT:

     This Subcontract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Revised 11-01-01
Effective 10-03-01                   Page 54

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                Insert Appendix A

Revised 11-01-01
Effective 10-03-01                   Page 55

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                               Insert Schedule I-A
                               Special Provisions

Revised 11-01-01
Effective 10-03-01                   Page 56

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                               Insert Schedule VI
                              Contract Deliverables

Revised 11-01-01
Effective 10-03-01                   Page 57

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  Attachment 4
                                     MATRIX

Revised 11-01-01
Effective 10-03-01                  Page 58

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                              Insert Attachment 10
                 HB2003 Children's Service Codes Reference Sheet

Revised 11-01-01
Effective 10-03-01                  Page 59

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

                                   APPENDIX A
                           UNIFORM TERMS & CONDITIONS

A.   APPLICABLE LAW:

     1. Arizona Law: The law of Arizona applies to this Subcontract including, where applicable, the Uniform Commercial Code as adopted by the State of Arizona.

     2. Arizona Procurement Code: The Arizona Procurement code, Arizona Revised Statutes ("A.R.S.") Title 41, Chapter 23, and it's implementing rules, Arizona Administrative Code ("A.A.C.") Title 2, Chapter 7, are a part of this Subcontract as if fully set forth in it.

     3. Implied Contract Terms: Each provision of law and any terms required by law to be in this Subcontract are a part of this Subcontract as if fully stated in it.

     4. Contract Order of Precedence: In the event of a conflict in the provisions of the Subcontract as accepted by the State, the following shall prevail in the order set fort below:

          a.   Appendix A, Uniform Terms & Conditions;

          b.   Program requirements and specifications; and

          c.   Exhibits

B.   CHOICE OF FORUM:

     The parties agree that jurisdiction over any action arising out of or relating to this Subcontract shall be brought or filed in a court of competent jurisdiction located within the State of Arizona subject to compliance with applicable grievance and appeals procedures.

C.   DISSEMINATION OF INFORMATION:

     Upon request, the Contractor shall assist the RBHA in the dissemination of information prepared by the ADHS/DBHS, AHCCCS or the Federal government, to its enrolled population. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials which are produced by the Contractor and refer to covered services shall state that such services are funded under Subcontract with ADHS and AHCCCS.

D.   REQUESTS FOR INFORMATION:

     The ADHS/DBHS may, at any time during the term of this Subcontract, request financial or other information from the RBHA, who in turn may request information related to this Subcontract from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

E.   RECORDS:

     Contractors that submit cost or pricing data shall maintain books and records that reflect the cost or pricing data under this Subcontract and shall reflect this Subcontract's services and expenditures. The Contractor shall submit budgets, cost and expense reports and shall participate in cost finding activities as may be required by the RBHA.

     1.   The Contractor further agrees:

          a. To submit all reports and documents related to the performance of this agreement as specified in this Subcontract.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 1 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          b. To preserve and make available to the RBHA and ADHS and their auditors all records related to the performance of this agreement for a period of five years from the date of final payment under this Subcontract and for such period as is required by any other paragraph of this Subcontract, including the following:

          c. If this Subcontract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

          d. Records that relate to disputes, litigation or the settlement of claims arising out of the performance of this Subcontract or to cost and expenses of this Subcontract to which exception has been taken by the RBHA or ADHS shall be retained by the Contractor until such appeals, litigation, claims or exceptions have been finally resolved.

F.   REQUIREMENT RELATING TO MERGER, REORGANIZATION AND OWNERSHIP CHANGE:

     A merger, reorganization or change in ownership of a Contractor which is related to or affiliated with the provider shall constitute a subcontract amendment and shall require prior approval of the RBHA, which approval shall not be unreasonably denied.

G.   AUTHORITY:

     This Subcontract is issued under the authority of the RBHA Administrator who signed this Subcontract. Changes to the Subcontract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized RBHA employee or made unilaterally by the Contractor are violations of the Subcontract and of applicable law. Such changes, including unauthorized written Subcontract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this Subcontract based on those changes.

H.   CONTRACT INTERPRETATION AND AMENDMENT:

     1. No Parole Evidence: This Subcontract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any terms used in this document.

     2. No Waiver: Either party's failure to insist on strict performance of any term or condition of the Subcontract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the nonconforming performance knows of the nature of the performance and fails to object to it.

     3. Written Subcontract Amendments: The Subcontract shall be modified only through a written Subcontract amendment within the scope of the Subcontract signed by the Chief Executive Office on behalf of the RBHA; however, written amendment to this Subcontract shall not be required for:

          a. funding source(s) changes by the RBHA when the amount of the Subcontract remains unchanged; or

          b. funding source(s) transfers by the RBHA when the amount of the Subcontract remains the same.

          The RBHA shall give written notice to the Contractor of Subcontract funding source(s) changes or transfers within 30 days following the effective date thereof, including any changes in program requirements.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 2 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

I.   COMPUTATION OF TIME:

     Unless a provision of this Subcontract explicitly states otherwise, periods of time referred to in this Subcontract shall be computed as follows:

     1. When the period of time called for in this Subcontract is 10 or fewer days, then intermediate Saturdays, Sundays and legal holidays shall be excluded.

     2. When the period of time called for in this Subcontract is 11 or more days, then intermediate Saturdays, Sundays and legal holidays shall be included.

     3. In all cases, the first day shall be excluded and the last day included, unless the last day is a Saturday, Sunday or legal holiday, and then it is also excluded.

J.   SEVERABILITY:

     The provisions of this Subcontract are severable. Any term or condition deemed illegal or invalid shall not affect any other term or condition of the Subcontract.

K.   CONTRACTOR AS INDEPENDENT CONTRACTOR:

     The parties hereto agree that the Contractor is an independent Contractor in the performance of this Subcontract and is not by reason of this Subcontract an officer, employee or agent of the RBHA or the State.

L.   ASSIGNMENT AND DELEGATION:

     The Contractor shall not assign any right nor delegate any duty under the Subcontract without the prior written approval of the RBHA and ADHS.

M.   INDEMNIFICATION AND INSURANCE:

     Nothing in this Subcontract shall be interpreted to modify, impair, destroy or otherwise affect any common law or statutory right to indemnity or contribution that any party to this Subcontract may have against any other party relative to any incident arising out of the performance of this Subcontract.

     1. The Contractor shall at all times, and shall ensure that its Subcontracted Providers at all times, indemnify, defend and save harmless the RBHA, the State and any of their agents, officials and employees (the "Indemnified Parties") from any and all claims, demands, suits, actions, proceedings, loss, cost and damages of every kind and description including any attorneys' fees and litigation expenses brought or made against or incurred by any of the Indemnified Parties on account of loss of or damage to any property or for injuries to or death of any person, caused by, arising out of or by reason of any alleged act, omission, professional error, fault, mistake, or negligence of the Contractor and its employees, agents, or representatives or its Subcontracted Providers and their employees, agents, or representatives in connection with or incident to the performance of this Subcontract or arising out of workers' compensation claims, unemployment compensation claims, or unemployment disability compensation claims of employees of the Contractor and its Subcontractors or claims under similar such laws or obligations.

     2. The Contractor shall comply, and ensure that its Subcontracted Providers comply, with all laws regarding Unemployment Insurance, Workers' Compensation and the Fair Labor Standards Act and shall also be responsible for all tax withholding obligations for itself and its employees. Neither AHCCCS, ADHS nor the RBHA shall have any responsibility for any of the foregoing items or responsibilities.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 3 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

     3. The Contractor shall provide and maintain, and ensure that its Subcontracted Providers provide and maintain, appropriate liability insurance. In no event shall the total coverage be less than the minimum insurance coverage specified below:

          a. Comprehensive General Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents on the premises of or as the result of operations of the Contractor.

          b. Comprehensive Automobile Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor (whether owned, hired, non-owned), assigned to or utilized in the performance of this Subcontract.

          c. Worker's Compensation: Provides coverage to employees of the Contractor or injuries sustained in the course of their employment. Coverage must meet the obligations imposed by federal and state statutes and must also include Employer's Liability minimum coverage of $100,000.00. Evidence of qualified self-insured status will also be considered.

          d. Professional liability insurance with a minimum combined single limit of one million dollars ($1,000,000.00), each occurrence, if professional acts shall be required in the performance of this Subcontract.

     4. The Contractor and its Subcontracted Providers shall name the RBHA, the State of Arizona, their agents, officials and employees as additional insureds and shall specify that the insurance shall be primary insurance and any insurance or self-insurance of the RBHA, the State, ADHS or its employees shall be excess, not contributory insurance, to that provided by the Contractor or its Subcontracted Providers. Such policy shall contain a severability of interests provision and provision for at least thirty (30) days prior written notice to the RBHA of any cancellations, non-renewal or material change in coverage. The RBHA reserves the right to continue payment of premiums for which reimbursement shall be deducted from amounts due or subsequently due to the Contractor. All policies shall be issued by insurers qualified to transact business in Arizona and shall be subject to approval by ADHS if and to the extent such approval is required by ADHS. Any Contractor or Subcontracted Provider that is a hospital or governmental body may provide coverage by an adequately funded self insurance program.

     5. The Contractor's failure, or its Subcontracted Providers' failure, to procure and maintain the required liability insurance or to provide proof thereof to the RBHA within 30 days following the commencement of a new policy period, shall constitute a material breach of this Subcontract upon which the RBHA may immediately terminate this Subcontract. Prior to the effective date of this Subcontract, the Contractor shall furnish the RBHA with copies of its own State of Arizona Certificate of Insurance (RM7200.1) or a certificate of substantially the same content in the case of a Contractor with a permissible self insurance program drawn in conformity with the above insurance requirements. Certified copies of any or all of the above policies and endorsements shall be submitted to the RBHA upon request.

N.   INFRINGEMENT OF PATENTS AND COPYRIGHTS:

     1. The Contractor, at its own expense, shall defend any claim or suit that may be brought against the RBHA, or the State for the infringement of United States patents or copyrights arising from the Contractor's use of any equipment, materials or information prepared or developed in connection with performance of this Subcontract and in any suit shall satisfy any final judgment for such infringement unless such use was required by ADHS or the RBHA. The RBHA shall give the Contractor written notice of such claim or suit and full right and

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 4 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          opportunity to conduct the defense thereof, together with full information and all reasonable cooperation.

     2. If principles of governmental or public law are involved, the State or the RBHA may participate in the defense of any such action, but no costs or expenses shall be thereby incurred for the account of the Contractor without its written consent.

     3. If, in the Contractor's opinion, the equipment, materials or information mentioned in subsection 1. above are likely to or do become the subject of a claim of infringement of a United States patent or copyright, then without diminishing the Contractor's obligation to satisfy any final award, the Contractor may, with the RBHA's written consent, substitute other equally suitable equipment, materials and information, or at the Contractor's option and expense, obtain the right for the Contractor, the RBHA, or ADHS, as the case may be, to continue the use of such equipment, material and information.

O.   RECOUPMENT OF CONTRACT PAYMENTS:

     The Contractor agrees to reimburse the RBHA immediately upon demand for all Subcontract funds expended which are determined by the RBHA, ADHS/DBHS or the Auditor General not to have been disbursed by the Contractor in accordance with the terms of this Subcontract. If the party responsible to repay the Subcontract payments is other than the Contractor, the Contractor and the RBHA shall work together to identify and to obtain the funds from the responsible party(ies).

P.   SUBCONTRACTS:

     To the extent the Contractor employs Subcontracts in its performance of the Subcontract, those Subcontracts shall be subject to the following requirements:

     1. All Subcontracts shall incorporate the Contract into the terms and conditions of the Subcontract by reference.

     2. All provider Subcontracts shall contain the minimum Subcontract provisions contained in Appendix B of this Subcontract.

Q.   COMPLIANCE WITH APPLICABLE LAWS:

     The materials and services supplied under this Subcontract shall comply with all applicable Federal, State and local laws, rules, regulations, standards and executive orders without limitation to those designated within this Subcontract and the RBHA shall maintain all applicable licenses and permits.

R.   ADVERTISING AND PROMOTION OF CONTRACT:

     The Contractor shall not advertise or publish information for commercial benefit concerning this Subcontract without the prior written approval of the RBHA.

S.   RIGHT TO ASSURANCE:

     If the RBHA in good faith has reason to believe that the Contractor does not intend to, or is unable to perform or continue performing this Subcontract, the RBHA may demand in writing that the Contractor give a written assurance of intent or ability to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the RBHA's option, be considered a default by the Subcontract.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 5 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

T.   TERMINATION UPON MUTUAL AGREEMENT:

     This Subcontract may be terminated by mutual written agreement of the parties specifying the termination date therein.

U.   GRATUITIES:

     The RBHA may terminate this Subcontract by written notice to the Contractor, and the Contractor shall be in default, if it is found by the RBHA that employment or a gratuity was offered, made, or given by the Contractor or any agent or representative of the Contractor to any officer or employee of the State or the RBHA for the purpose of influencing the outcome of the procurement or securing the Subcontract, an amendment to the Subcontract, or favorable treatment concerning the Subcontract, including the making of any determinations or decision about Subcontract performance. The RBHA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

V.   SUSPENSION/DEBARMENT:

     The RBHA may also terminate this Subcontract in whole or in part if, during the term of this Subcontract, the Contractor is listed on the Master List of Debarments, Suspensions and Voluntary Exclusions maintained pursuant to Arizona Administrative Code Section R2-7-933. In such case, the RBHA shall transmit written notice of termination to the Contractor by certified mail, return receipt requested, and this Subcontract shall be terminated effective upon receipt thereof by the Contractor or such later date as is specified in the notice. In the event that the RBHA terminates this Subcontract in whole or in part as provided in sections T., V., and Y hereof are incorporated into this subsection by reference and shall apply to the same extent as if expressly set out herein.

W.   TERMINATION FOR CONVENIENCE:

     The RBHA and the Contractor, in addition to other rights set forth elsewhere in this Subcontract, reserve the right to terminate this Subcontract in whole or in part, without cause, effective 60 days after mailing written notice of termination, by certified mail, return receipt requested.

X.   TERMINATION FOR DEFAULT:

     The RBHA, in addition to other rights set forth elsewhere in this Subcontract, may at any time terminate this Subcontract in whole or in part if the RBHA determines that the Contractor has failed to perform any material requirement hereunder and is not cured within 30 days of receipt of written notice thereof (such period shall be reduced to three (3) days in the event of a failure that may pose a threat to Members or personnel of the Contractor).

     1. The Contractor shall continue the performance of this Subcontract to the extent not terminated under the provisions of this Section.

     2. In the event that the RBHA terminates this Subcontract for cause in whole or in part as provided in this Section, the RBHA may procure, upon such terms and in such manner as deemed appropriate, services similar to those so terminated, and the Contractor shall be liable to the RBHA for any excess costs incurred by the RBHA in obtaining such similar services.

     3. If this Subcontract is terminated as provided herein, the RBHA, in addition to any other rights provided in this Section, may require the Contractor to transfer title to and deliver to the State or RBHA in the manner and to the extent directed by the RBHA, such partially completed reports or other documentation as the Contractor has specifically produced or specifically acquired for the performance of such part of this Subcontract that has been terminated.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 6 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

     4. Either the Contractor or the RBHA may terminate this Subcontract in the event of a Material Breach by the other party of its obligations hereunder and the continuation of such breach for at least 30 days after written notice as described above in this Subcontract during which period, either party may act to cure the breach.

Y.   TERMINATION FOR NON-AVAILABILITY OF FUNDS:

     If monies are not appropriated or otherwise available to the RBHA to support continuation of performance in a subsequent Subcontract year, the Subcontract shall, upon written notice from the RBHA, be canceled for that year or at the RBHAs election, suspended until such monies are so appropriated or available. In the event of termination as provided in this section, the Contractor shall:

     1. Stop all work as specified in the notice of termination and immediately notify all Contractors in writing to do the same.

     2. Be paid any available federal funds for all covered services completed.

     3. Be paid any available federal funds for its reasonable actual costs for work in progress as determined by GAAP.

     4. Deliver to the RBHA a complete set of all documents, programs and other information described in this Subcontract.

Z.   RIGHTS & OBLIGATIONS UPON TERMINATION:

     In the event of termination as provided in this Subcontract:

     1. If the Subcontract is terminated in part, the Contractor shall continue to perform the Subcontract to the extent not terminated.

     2. The Contractor shall stop all work as of the effective date of the termination and shall immediately notify all Subcontracted providers, in writing, to stop all work as of the effective date of the notice of termination.

     3. Upon receipt of the notice of termination and until the effective date of the notice of termination, the Contractor shall perform work consistent with the requirements of this Subcontract and in accordance with a written plan approved by the RBHA for the orderly transition of eligible and enrolled persons to another Contractor or to Subcontracted providers.

     4. The Contractor shall comply with all terms of the Subcontract and shall be paid the Subcontract price for all services and items completed as of the effective date of the notice of termination and shall be paid its reasonable and actual costs for work in progress as determined by GAPP, however, no such amount shall cause the sum of all amounts paid to the Contractor to exceed the compensation limits set forth in the Subcontract.

     5. All documents, program, and other information prepared by the Contractor under the Subcontract shall be delivered to the RBHA upon demand.

AA.  RIGHT TO OFFSET:

     The RBHA shall be entitled to offset against any sums due the Contractor, any expenses or costs incurred by the RBHA, or penalties assessed by the RBHA concerning the Contractor's nonconforming performance or failure to perform the Subcontract.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 7 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

BB.  NON-EXCLUSIVE REMEDIES:

     The rights and remedies of the RBHA, ADHS/DBHS and AHCCCS under this Subcontract are not exclusive and shall be in addition to any other rights and remedies provided by this Subcontract or available at law or in equity.

CC.  NON-DISCRIMINATION:

     The Contractor shall comply with State Executive Order No. 75-5 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and State laws, rules and regulations, including the Americans with Disabilities Act. The Contractor shall take affirmative action to ensure that applicable laws for employment, employees and persons to whom it provides services are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

DD.  DISPUTES:

     1. In the event of a dispute under this Subcontract, the parties agree to make a good faith attempt to resolve the dispute prior to taking formal action.

     2. If the dispute cannot be resolved pursuant to Subsection 1 above, the dispute shall be resolved by resort to the RBHA and ADHS provider appeal procedures. Appeal procedures shall be the exclusive manner by which the Contractor may challenge adverse actions, decisions or policies set forth by the RBHA.

     3. Additionally, a Contractor must advise its Subcontracted Providers that they may appeal adverse decisions of the Contractor, in accordance with the RBHA's Provider Appeal Policy.

     4. This Subcontract shall be construed in accordance with Arizona law and any legal action thereupon shall be initiated in an appropriate court of the State of Arizona, subject to the appeal procedures above.

     5.   Eligible Person/Enrolled Person Grievances, Appeals and Requests for
          Investigation:

          Contractors who provide treatment services shall comply with the RBHA's and ADHS/DBHS's procedures for resolving grievances, requests for investigations and treatment appeals by persons receiving and requesting behavioral health services. The procedures shall conform to all State and Federal statutes, rules regulations and policies including, but not limited to: the Code of Federal Regulations, 42 CFR, Part 431, Subpart E, regarding service appeals by Title XIX eligible persons, Arizona Administrative Code, Title 9, Chapter 21,
          Article 3 and 4; the ADHS/DBHS Policies and Procedures and AHCCCS Rules. The Contractor will submit to the RBHA copies of all grievances and treatment appeals when and as filed with the Contractor.

          Contractors who provide prevention services shall use a written procedure through which Participants may present complaints about the operation of the program, and that is acceptable to and approved by the RBHA.

          Pending the final resolution of any dispute involving a complaint/grievance/appeal/request for investigation, the Contractor shall proceed with performance in accordance with the RBHA's instructions, unless informed otherwise in writing.

EE.  MEMBER GRIEVANCES AND APPEALS.

     1. ADHS Licensure Rules (A.A.C. R9-20-114) require that all licensed behavioral health service agencies have in place policies and procedures establishing a member complaint/grievance process. Additionally, ADHS has polices and procedures establishing a RBHA based

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 8 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          grievance and appeals process for persons with serious mental illness and appeals process for all other member populations, with the exception of prevention participants. All of these processes may culminate in administrative fair hearings and possible judicial review.

     2. Contractors shall assist eligible and enrolled persons in understanding their right to file grievances (SMI) and appeals. Contractors are required to advise Members of both the agency and the RBHA grievance and appeals processes at the time services are initiated. Additionally, the Contractor must provide written notice to Members of their right to appeal decisions to deny, reduce, suspend or terminate services when required to do so by AHCCCS, ADHS/DBHS and RBHA policies and procedures.

     3. The Contractor may attempt to resolve member complaints and disputes through their internal agency complaint process, however, the Contractor must advise Members that they may use the RBHA grievance and appeals process instead of the Contractor's and may not interfere with a Member's right to file a grievance or appeal with the RBHA.

     4. The Contractor must have in place policies and procedures that are in substantial compliance with the RBHA's policies and procedures and that require the Contractor's staff to participate effectively in the RBHA, ADHS/DBHS and AHCCCS grievance and appeals processes.

     5. The Contractor shall ensure that any services in an AHCCCS Director's decision are promptly provided, irrespective of whether nor not a petition for rehearing is filed.

FF.  DISPUTE RESOLUTION:

     RBHA has the right to demand, at any time during the term of this Subcontract, that the Contractor take immediate corrective action to ensure compliance with this Subcontract. If the situation is not resolved or satisfied, or if the Contractor has presented other disputes to RBHA in writing, RBHA will attempt to resolve all disputes presented by the Contractor through an informal process verbally or in writing. In the event the informal process is unsuccessful, the Contractor may treat the matter as a dispute under section DD. Disputes, of this Appendix.

GG.  RIGHT TO INSPECT PLANT/PLACE OF BUSINESS:

     The ADHS/DBHS or RBHA may, at reasonable times, inspect the plant or place of business of the Contractor or its Subcontracted Providers which is related to the performance of this Subcontract in accordance with A.R.S.
     (S) 41-2547.

HH.  INCORPORATION BY REFERENCE:

     This Subcontract and all attachments and amendments, the Contractor's proposal, best and final offer accepted by the RBHA, and any approved Subcontracts are hereby incorporated by reference into the Subcontract.

II.  COVENANT AGAINST CONTINGENT FEES:

     The Contractor warrants that no person or agency has been employed or retained to solicit or secure this Subcontract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, the RBHA shall have the right to annul this Subcontract without liability.

JJ.  CHANGES:

     1. The RBHA may, at any time, by written notice to the Contractor, make changes within the general scope of this Subcontract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this Subcontract,

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 9 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          the Contractor may assert its right to an adjustment in compensation paid under this Subcontract. The Contractor shall assert its right to such adjustment within 30 days from the date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Appendix A, paragraph DD., Disputes, and be administered accordingly.

     2. When the RBHA issues an amendment to modify the Subcontract, the provisions of such amendment shall be deemed to have been accepted 60 days after the date of mailing by the RBHA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies the RBHA in writing that it refuses to sign the amendment. If the Contractor provides such notification, the RBHA may terminate the Subcontract pursuant to Appendix A, Paragraph W., Termination for Convenience.

KK.  WARRANTY:

     The Contractor warrants that all services shall be performed in conformity with the requirements of this Subcontract by qualified personnel in accordance with Federal or State law, rules and regulations and with RBHA policy.

LL.  NO GUARANTEED QUANTITIES:

     The RBHA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this Subcontract.

MM.  CONFIDENTIALITY OF RECORDS:

     1. The Contractor shall establish and maintain written procedures and controls that comply with Arizona Administrative Code Section (A.A.C.) R9-1-311 through R9-1-315 regarding disclosure of confidential medical information and records. The Contractor shall establish and maintain written procedures and controls that comply with the Code of Federal Regulations, 42 CFR, Part 2, regarding disclosure of confidential substance abuse treatment information and records. Requests for medical information shall be in writing and disclosure authorized in accordance with Arizona Revised Statutes and the Arizona Administrative Code. No medical information contained in the Contractor's records or obtained from the RBHA or ADHS or from others in carrying out their functions under this Subcontract shall be used or disclosed by the Contractor, its agents, officers, or employees, except as is essential to the performance of duties under this Subcontract or otherwise permitted under the Arizona Revised Statutes and rules of ADHS. The information to be so disclosed shall include client names, addresses, social security numbers, diagnosis, treatment and such other information as shall enable the RBHA and ADHS, among other things, to comply with reporting and other obligations imposed upon them, to establish or verify the eligibility of service recipients for participation in various programs, to evaluate the need, appropriateness and effectiveness of services, to provide unified services and to avoid improper billing practices. Neither medical information nor names or other information regarding any person applying for, claiming, or receiving items or services contemplated in this Subcontract, or any employer of such person shall be made available for any political or commercial purpose. Information received from a federal agency, or from any person acting under the federal agency pursuant to federal law, shall be disclosed only as provided by federal law.

     2. As required by Section 318(e)(5) of the Public Health Service Act [42 U.S.C. 247c(e)(5)], all information obtained in connection with the examination, care or services provided to any individual under any program that is being carried out with a cooperative agreement funded with federal monies shall not, without such individual's consent, be disclosed except as may be necessary to provide services to such individual or as may be required by the laws of the

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 10 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          State or its political subdivisions. Information derived from any such program may be disclosed: 1) In summary, statistical or other form; or
          2) for clinical or research purposes, provided the identity of the individuals diagnosed or provided care, or patient identifiable data under such program is not disclosed.

     3. The Contractor shall comply with the provisions of A.R.S. (S) 36-663 concerning Human Immunodeficiency Virus related testing restrictions and exceptions and with A.R.S. (S) 36-664 concerning confidentiality and exceptions in providing services under this Subcontract.

     4. The RBHA and the Contractor specifically agree that disclosure of all medical information and records to the RBHA and ADHS is deemed essential to the performance of duties under this Subcontract.

NN.  HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA):

     The Contractor is required to comply with all administrative simplification provisions resulting from the Health Insurance Portability and Accountability Act (HIPAA). The administrative simplification section standardizes electronic transaction formats and code sets; establishes national identifiers for providers, employers, health plans and individuals; and sets standards for security and privacy. Each of these provisions will be published as on or more Final Rules in the Federal Register. Implementation of these provisions will be required two (2) years after the effective date of each provision's final rule as published by the Department of Health and Human Services. Contractor agrees to comply with RBHA policies and procedures implementing HIPAA requirements as they are developed.

OO.  ASSIGNMENT OF CONTRACT/BANKRUPTCY:

     This Subcontract is subject to immediate termination by the RBHA upon the
     Contractor: becoming insolvent; or to have authorized payment exceeding 20% of the Contractor's available cash; or filing proceedings in bankruptcy or reorganization under the United States Code; or upon assignment or delegation of this Subcontract without the prior written consent of ADHS and the RBHA.

PP.  OWNERSHIP OF INFORMATION AND DATA:

     1. Any materials, including reports, computer programs and other deliverables, created under this Subcontract are the sole property of the State. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of the State.

     2. The Contractor agrees to give recognition to the ADHS/DBHS for its support of the program when publishing program material or releasing program related public information.

     3. The Contractor agrees to give recognition to the Substance Abuse and Mental Health Services Administration (SAMHSA) for its support of the program when publishing material or releasing program related public information.

QQ.  AUDITS AND INSPECTIONS:

     1. The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and -521 and AHCCCS Rules relating to the audit of Contractor's records and the inspection of Contractor's facilities. The Contractor shall fully cooperate with the RBHA or ADHS/DBHS staff and allow them reasonable access to Contractor's staff, Subcontractors, enrolled persons and records.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 11 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

     2. At any time during the term of this Subcontract, the Contractor's or any Subcontractor's facilities, services, books, accounts, reports, files and other records shall be subject to audit by the RBHA, ADHS/DBHS and, where applicable, the Federal government or any appropriate agent thereof, to the extent that the books and records relate to the performance of the Subcontract or contracts. No information related to enrolled persons or services provided to enrolled persons may be withheld for any reason. The contractor shall ensure that its Subcontractors cooperate fully during any review or examination of the Contractor or Subcontractor's financial and program operations. The Contractor and its Subcontractors shall maintain all records pertinent to this Subcontract for a minimum of five years from the date of Subcontract termination.

     3. The RBHA, ADHS/DBHS and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this Subcontract.

RR.  FRAUD AND ABUSE:

     1. It shall be the responsibility of the Contractor to report all cases of suspected fraud and abuse by Subcontractors, enrolled persons or employees. The Contractor shall provide written notification of all such incidents to the RBHA. The Contractor shall comply with AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse which are incorporated herein by reference.

     2. As stated in A.R.S. (S) 13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false and fraudulent pretenses, representations, promises or material omissions is guilty of a class 2 felony.

SS.  LOBBYING:

     1. No funds paid to the Contractor by the RBHA or interest earned thereon, shall be used for the purpose of influencing or attempting to influence:

          a.   any officer or employee of any State or Federal agency; or

          b. any member of, or employee of a member of, the United States Congress or the Arizona State Legislature

          in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan or cooperative agreement. The Contractor shall disclose if any funds other than those paid to the Contractor by the RBHA have been used or shall be used to influence the persons and entities indicated above and shall assist the RBHA and ADHS/DBHS in making such disclosures to CMS.

TT.  ANTI-KICKBACK:

     Neither the Contractor nor any director, officer, agent, employee or volunteer of the Contractor shall, directly or indirectly, give or make any payment or other thing of value to or for the account of the RBHA (except such performance as may be required of the Contractor under the terms of this Subcontract) as consideration for or to induce the entry by the RBHA into this Subcontract or any referrals of Members to the Contractor for the provision of Covered Services. No Subcontract or agreement shall provide or contemplate the provision of any payment or other thing of value by or on behalf of the Contractor to the RBHA or any other party except to the extent that such payment or

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 12 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

     other thing of value constitutes fair and reasonable consideration for performance by the Contractor or each other party under that Subcontract or agreement received by or for the account of the RBHA.

UU.  PAYMENT OF PERFORMANCE OF OBLIGATIONS/JUDGEMENTS:

     The Contractor shall pay and perform all of its obligations and liabilities when and as due; provided, however, that if and to the extent there exists a bona fide dispute with any party to whom the Contractor may be obligated, the Contractor may contest any obligation so disputed until final determination by a court of competent jurisdiction; provided, however that the Contractor shall not permit any judgement against it or any levy, attachment, or process against its property, the entry of any order or judgment of receivership, trusteeship or conservatorship or the entry of any order to relief or similar order under laws pertaining to bankruptcy, reorganization or insolvency, in any of the foregoing cases to remain undischarged or unstayed by good and sufficient bond, for more than 15 days.

VV.  OTHER CONTRACTS:

     The RBHA or ADHS may, directly or by contract with others, provide Covered Services to other than Members or provide Members with Covered Services or services in addition to Covered Services requested of and provided by the Contractor. The Contractor shall cooperate fully with such other Contractors and/or State employees in scheduling and coordinating its services with such additional services but at no time shall the Contractor be financially or clinically responsible for said additional services unless the Contractor has prior authorized payment for those services. The Contractor shall afford other contractors reasonable opportunity for the provision of their services and shall not commit or permit any act that shall interfere with the performance of services by another contractor or by State employees. This section shall be included in all contracts between the Contractor and any other Subcontractor regarding the purchase of services pursuant to this Subcontract Agreement.

WW.  AMENDMENTS AND NOTICES:

     1. Except as authorized herein, no condition or requirement contained in or made a part of this Subcontract shall be waived or modified without an approved, written amendment to this Subcontract. Amendments shall be effective only if in writing and signed by all parties. The terms and provisions of this Subcontract shall, except as and to the extent so amended, remain in full force and effect. All such amendments shall be subject to ADHS approval.

     2. Subsection 1. above notwithstanding, the Contractor shall give notice to the RBHA and ADHS within 30 days of any non-material alteration to this Subcontract. Non-material alterations do not require a written amendment and are:

          a. Change of non-licensable behavioral health facility address or administrative address.

          b.   Change of telephone number.

          c.   Change of authorized signatory.

          d. Changes in the name and/or address of the person to whom notices are to be sent.

          e. Change in the name of the Contractor where the ownership remains the same.

     3. Subsection WW.1. notwithstanding, written amendments to this Subcontract shall not be required for:

          a. Funding source(s) change by the RBHA when the amount of this Subcontract remains unchanged; or

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 13 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          b. Funding source(s) transfer(s) by the RBHA when the amount of this Subcontract remains the same. The RBHA shall, however, give written notice to the Provider of Subcontract funding source(s) change or transfer(s) within thirty (30) days following the effective date thereof, including any changes in the program requirements.

          c. Whenever notice is required pursuant to the terms of this Subcontract, such notice shall be in writing, shall be delivered in person or by certified mail, return receipt requested, and shall be directed to the person(s) and address (es) specified for such purpose on the first page of this Subcontract or to such other person(s) and/or address (es) as either party may designate to the other party by written notice.

          d. The ADHS Service Matrix shall be published by ADHS. As changes occur, the ADHS Service Matrix shall be updated, published, and communicated to the RBHA and the RBHA will in turn communicate the same to the Provider.

     4. If the Contractor or any of its Subcontracted Providers intend to relocate an operation, institute a change in service delivery structure, plan a change in ownership at any time during the term of this Subcontract, or terminate the operation of a behavioral health licensed program or facility, the Contractor shall notify the RBHA in writing at least thirty (30) days before the relocation, change in service delivery, change in ownership or termination of operation is to take place. If the relocation, change or termination requires a change in the program's or facility's AHCCCS Identification Number, Behavioral Health License Number, Provider Type or Division of Behavioral Health Services Identification Number, the Contractor is responsible for processing all required application documents with the Office of Behavioral Health Licensure (OBHL), the RBHA and ADHS/BHS in accordance with OBHL licensing standards, the RBHA Provider Manual and/or the ADHS/BHS Provider Billing Manual. Failure to continuously maintain all appropriate licenses necessary to do business and render Covered Services under this Subcontract shall constitute a default in the performance of a material obligation for which payment may be subject to denial, reduction or recoupment at the option of the RBHA.

XX.  ASSIGNMENT OF OVERCHARGES:

     The Contractor, the RBHA and ADHS recognize that in actual practice overcharges resulting from antitrust violations are in fact borne by the purchaser. Therefore, the Contractor hereby assigns to the RBHA and ADHS any and all claims for such overcharges relating to items or services to be provided by the Subcontract hereunder.

YY.  FORCE MAJEURE:

     1. Except for payment of sums due, neither party shall be liable to the other nor deemed in default under this Subcontract if and to the extent that such party's performance of this Subcontract is prevented by reason of force majeure.

          Force majeure means an occurrence that is beyond the control of the party affected and occurs without its fault or negligence. Without limiting the foregoing, force majeure includes acts of God, acts of the public enemy, war, riots, strikes, mobilization, labor disputes, civil disorders, fire, flood, lockouts or failures or refusals to act by government authority and other similar occurrences beyond the control of the party declaring force majeure which such party is unable to prevent by exercising reasonable diligence. Force majeure shall not include the following occurrences:

          a. the late performance by the Contractor or a Subcontractor unless the delay arises out of a force majeure and the Contractor complies with (4) of this paragraph, or

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 14 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          b. The inability of the Contractor or any Subcontractor to acquire or maintain any required insurance, bond, licenses or permits.

     2. Force majeure shall be deemed to commence when the party declaring force majeure notifies the other party of the existence of the force majeure and shall be deemed to continue as long as the results or effects of the force majeure prevent the party from resuming performance in accordance with this agreement.

     3. Any delay or failure in performance by either party hereto shall not constitute default hereunder or give rise to any claim for damages or loss of anticipated profits if, and to the extent that such delay or failure is caused by, force majeure.

     4. If either party is delayed at any time in the progress of the work by force majeure, the delayed party shall notify the other party in writing of such delay, as soon as is practicable and no later than the following working day, of the commencement thereof and shall specify the causes of such delay in such notice. Such notice shall be delivered or mailed certified-return receipt and shall make a specific reference to this article, thereby invoking its provisions. The delayed party shall cause such delay to cease as soon as practicable and shall notify the other party in writing when it has done so. The time of completion shall be extended by Subcontract modification for a period of time equal to the time that results or effects of such delay prevent the delayed party from performing in accordance with this Subcontract.

ZZ.  EFFECTIVE DATE:

     The effective date of the Subcontract is July 1, 2001

AAA. YEAR 2000 COMPLIANCE:

     1. Notwithstanding any other warranty or disclaimer of warranty in this Subcontract, the Contractor warrants that all products and services rendered under this Subcontract shall comply in all respects to performance and delivery requirements of the specifications and shall not be adversely affected by any date-related data Year 2000 issues. This warranty shall survive the expiration or termination of the Subcontract. In addition, the defense of force majeure shall not apply to the Contractor's failure to perform specification requirements as a result of a date-related data Year 2000 issues.

     2. Additionally, notwithstanding any other warranty or disclaimer of warranty in the Subcontract, the Contractor warrants that each hardware, software, and firmware product delivered under this Subcontract shall be able to accurately process date/time data (including but not limited to calculation, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology utilized by the State in combination with the information technology being acquired under this Subcontract properly exchanges date/time with it. If this Subcontract requires that the information technology products being acquired perform as a system, or that the information technology products being acquired perform as a system in combination with other State information technology, then this warranty shall apply to the acquired products as a system. The remedies available to the State for breach of this warranty shall include, but not be limited to, repair and replacement of the information technology products delivered under this Subcontract. In addition, the defense of force majeure shall not apply to the failure of the Contractor to perform any specification requirements as a result of any date-related data Year 2000 issues.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 15 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

BBB. MINIMUM ADHS/DBHS CONTRACT (SUBCONTRACT) PROVISIONS:

     The ADHS & AHCCCS minimum Subcontract requirements are incorporated into this Subcontract. Contractor shall include verbatim these provisions in all subrecipient subcontracts entered into for the provision of Covered Services under the terms of this Subcontract.

CCC. INSTITUTIONAL REVIEW BOARD FOR RESEARCH:

     Any research that a Contractor undertakes that includes RBHA Members must be reviewed and approved by an Institutional Review Board for Research maintained by the Contractor and forwarded to the RBHA's Research/Human Subjects Review Committee for final approval. In the absence of an Institutional Review Board maintained by the Contractor, approval for research involving RBHA Members must be obtained from the RBHA's Research/Human Subjects Review Committee.

DDD. INTERGOVERNMENTAL AND INTERAGENCY SERVICE AGREEMENTS:

     The Contractor and each of its Subcontracted Providers shall comply with the terms and requirements of the Subcontract and all IGAs/ISAs that may pertain to the Covered Services, all of which terms and requirements are incorporated by reference herein.

EEE. SANCTIONS:

     1. In addition to any other remedies available to the RBHA, the RBHA may impose financial sanctions against the Contractor for breaches of this Subcontract by the Contractor or its Subcontracted Providers, as set forth in the following table:

                         Subcontract Provision Violated                        Estimated Damages
          -----------------------------------------------------------   ------------------------------
          Licenses/and Permits                                                         2
          Accreditation/Credentialing                                                  1
          Financial Information                                                        1
          Financial Audits                                                             2
          Grievance and Appeals                                                        1
          Copayments                                                                   2
          Conflicts of Interest                                                        2
          Policies and Plans                                                           2
          Anti-kickback                                                                2
          Enrollment, Disenrollment and Assessment Data Submissions                    2
          Federal Block Grant Requirements                                             2
          Contractor Billing Obligations and Encounter Reporting                       1
          Data Validation                                                  Amount imposed by AHCCCS
          Subcontracts                                                  $1000 per Contractor per month
          Coordination of Benefits                                                     1
          Quality Assurance/Utilization Review                                         1
          Minimum Clinical Data Submissions                                            1

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 16 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

                         Subcontract Provision Violated                        Estimated Damages
          -----------------------------------------------------------   ------------------------------
          Other Minimum Data Requirements                                              1
          Confidentiality of Records                                                   2
          Records Retention                                                            1
          Provisions governing services for persons with SMI,
          including Arnold v. ADHS litigation, and Title XIX eligible
          children referenced in J.K. vs. Allen                                        1
          Prior Authorization                                                          2
          Corrective Actions                                                           1
          Performance                                                        $2,500 per occurrence
          Arizona Administrative Code Title 9, Chapter 21                              1
          Special Provisions and Schedules                                             2
          ADHS/DBHS & AHCCCS Provisions                                                2
          Other areas of non-compliance not identified above.                          1

     Note - Under Estimated Damages:

     Estimated Damages 1: The lesser of $2500 or 1% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

     Estimated Damages 2: The lesser of $5000 or 2% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

     Other sanctions and penalties may be imposed upon the Contractor for violations of the Contractor or any of its Subcontracted Providers in accordance with rules, regulations and policies of AHCCCS or the ADHS.

     Written notice shall be provided to the Contractor from which damages are sought specifying the sanction, the grounds for the sanction, the amount of funds to be withheld from payments to the Contractor, the steps necessary to avoid future demands and specifying Contractor appeal rights.

     1. The Contractor shall complete all steps necessary to correct the violation and to avoid future sanctions within the time frame established by the RBHA in the notice of sanction. Following the notice of sanction, a full month's sanction is due for the first month or any portion of a month during which the Contractor (or its Subcontracted Provider) are in violation. For any subsequent month (or portion of a month) during which the Contractor (or its Subcontracted Provider) remain in violation, the RBHA shall impose an additional penalty which, at the discretion of the RBHA, shall not be less than the penalty for the first month's violation multiplied by one (1) plus the number of additional months (or portion of a month) during which the violation continues.

     2. If the Contractor is found by the RBHA to have violated the same Subcontract provision on multiple occasions within a two year period, then the RBHA, at its discretion, may increase the amount of the first months' penalty by an amount not to exceed the amount of the penalty for the first violation multiplied by one (1) plus the number of repeat violations.

     3. For example: assume the Contractor violates a Subcontract provision for which the first month's penalty is $5,000. If a second violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the second violation could be as high as

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 17 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0109                   FY 01/02
--------------------------------------------------------------------------------

          $10,000. If a third violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the third violation could be as high as $15,000.

     4. The RBHA shall have the right to off-set against any payments due the Contractor until the full damages are paid. Other sanctions and penalties may be imposed upon the RBHA and subsequently passed on to the Contractor as liquidated damages, in accordance with rules, regulations and policies of AHCCCS or ADHS and following written notice and grievance opportunities.

          The Contractor has the right to appeal such an adverse action in accordance with the RBHA policy.

FFF. LABORATORY SERVICES PROVISIONS:

     1.   In accordance with the Clinical Laboratory Improvement Amendment
          (CLIA) of 1988, a Contractor with a laboratory or with a physician that provides in-house laboratory services, or with any other provider of laboratory services must have a CLIA certificate of waiver or certificate of registration in order to legally perform laboratory testing. The Contractor shall file with AHCCCS its records for these services, the Contractor's claims may be subject to recovery or to imposition of financial sanctions. For purposes of this Subcontract, the effective date for the Contractor to have a CLIA number is September 1, 1992, or date that CMS provides AHCCCS with a complete database file, whichever is later.

     2. Those laboratories with certificates of waiver shall be limited to providing only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

     3. Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited.

     4. The Contractor may not reimburse providers who do not comply with the above requirements.

GGG. WAIVER AND EXERCISE OF RIGHTS:

     No alteration or variation of the services to be performed by the Contractor shall be made without prior written approval of the RBHA. Failure to exercise any right, power or privilege under this Subcontract shall not operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of that or any other right, power or privilege.

Revised 11-01-01                                                      APPENDIX A
Effective 10-03-01               Page 18 of 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  SCHEDULE I-A
                               SPECIAL PROVISIONS
                    RISK-BASED ADULT AND CHILDREN'S SERVICES

A.   COVERED SERVICES:

     The Contractor shall provide, either directly or through subcontract arrangement, Covered Services in accordance to Attachment 2, Summary of Benefits and reported in accordance to Attachment 4, CPSA Authorized Service Matrix, for each at-risk fund source associated with this Subcontract, with the exception of Title 36 prescreening and evaluation services. Covered Services to members shall be provided as part of an integrated continuum of care. The Contractor shall track and manage the care of members assigned to the Contractor in accordance with Schedule II-A, Risk-Based Scope of Work, and up to the limitations as described below in Section N., Method of Compensation, Paragraph 3., Capacity Payment.

B.   MINIMUM NETWORK STANDARDS

     1.   Provider Network Requirements.

          a. The Contractor shall establish and maintain a provider network that is capable of delivering medically necessary Covered Services under this Subcontract, including the provision of care to members with limited proficiency in English, in accordance with required appointment standards, professional requirements and best practices. The provider network shall provide a full continuum of treatment, rehabilitative, supportive and ancillary services for the following populations:

               i.   Title XIX and Non-Title XIX Children;

               ii. Title XIX and Non-Title XIX Adults with Serious Mental Illness; and

               iii. Title XIX Adults with general mental health issues and Title
                    XIX Adults with substance abuse/dependence.

          b. The Contractor shall ensure that Covered Services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient professional personnel for the provision of Covered Services including emergency care on a 24 hours a day, 7 days a week basis.

          c. Services must be delivered by qualified providers that meet the initial credentialing requirements and are appropriately licensed, insured and operating within the scope of their practice. All providers must be registered with ADHS/DBHS and with AHCCCS for the provision of Title XIX Covered Services to Title XIX enrolled persons. At minimum, qualified providers shall meet the following criteria:

               i. Covered Services shall be delivered by providers who are appropriately licensed, insured and operating within the scope of their practice;

               ii. Behavioral health practitioners, other than physicians, nurse practitioners, physician assistants, psychologists and independently contracted Specialty Providers, must be affiliated with an outpatient mental health clinic or rehabilitation agency to provide outpatient services.

          d. Contractor shall meet and ensure that all of its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to juveniles have met all fingerprint certification requirements of A.R.S. (S) 36-425.03 prior to providing such services. The Contractor shall have on file and make available to CPSA upon request and/or audit personnel evidence of fingerprint certification.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 1 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          e. Contractor shall provide enrolled persons choice within the provider network, subject to reasonable frequency limitations and contingent on the availability within the Contractor's service network of an alternative that is suitable to meet the enrolled member's needs.

          f. Contractor is encouraged to use consumers of service and their families to provide supportive services to enrolled members including payment, as appropriate, for those services. Consumers and families shall receive appropriate training and must meet requirements for service provision under this Subcontract.

          g. All material changes in the provider network, during the term of this Subcontract, must be approved in advance by the RBHA. The RBHA will assess proposed changes in the provider network for potential impact on enrolled members health and provide written response to the Contractor within fourteen (14) days of receipt of request.

          h. The Contractor shall notify the RBHA within one (1)_working day of any unforeseen material change in services or personnel. This notification shall include information about how the change will affect the delivery of Covered Services and the Contractor's plans for maintaining quality of care if the provider network change is likely to result in deficient delivery of Covered Services.

          i. If a Subcontracted Provider subsequently fails to meet licensure criteria, or if a provider subcontract is being terminated or suspended, the Contractor shall notify the RBHA within five (5) days of learning of the deficiency or of deciding to terminate or suspend.

          j. The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with eligible or enrolled persons regarding behavioral health care, medical needs, and treatment options, even if the needed services are not covered by the Contractor.

          k. The Contractor shall monitor timely accessibility for routine and emergency services for Title XIX and Title XXI enrolled persons requiring emergency services.

          l. The Contractor shall have sufficient numbers of providers including licensed medical professionals and clinician personnel to fulfill the requirements outlined in this Subcontract including, but not limited to, clinicians completing assessments, clinicians completing ALFAs, clinicians designated as Primary Clinicians and medical professionals to provide psychiatric services.

     2.   Network Standards.

          a. The Contractor is responsible for maintaining a provider network with sufficient capacity at all times to meet the needs of enrolled/assigned persons. The specifications below are minimum network requirements, and do not necessarily represent sufficient capacity as required by this Subcontract. The Contractor may need to exceed these minimum requirements to comply with the terms of this Subcontract. At minimum, the provider network shall include the following staff and services:

               i. One behavioral health professional or provider within the provider network with expertise in each of the following areas:

                    . Physical and sexual abuse treatment (adults and children);

                    . Sexual offender assessment and treatment (adults and children);

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 2 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    . co-occurring mental illness and substance abuse/dependence (adults and children;

                    . dual diagnoses of behavioral health disorder and developmental disability (adults and children);

                    .    eating disorders (adults and children);

                    . assessment and treatment of PTSD and dissociative disorders (adults and children);

                    . assessment and treatment of persons under the age of three (children);

                    . assessment and treatment of persons over the age of 65 (adults);

                    . specialized therapy for borderline personality disorders; and (adult)

                    .    cognitive/behavior therapy (adults and children);

               ii. Sufficient psychiatrists, certified nurse practitioners, or physician assistants to meet the requirements specified in Section M., Appointment Standards.

               iii. A board certified or board qualified psychiatrist shall be available to each intake site, 24 hours per day, 7 days per week for consultation to the clinical staff regarding member-related clinical issues.

               iv. Access to at least one (1) psychiatrist who is board certified/board qualified in child and adolescent psychiatry.

               v. A Primary Clinician to who each enrolled member is assigned. He/she is responsible for providing active treatment and/or ensuring that active treatment is provided in accordance with Section Q., Active Treatment and Continuity of Care (Primary Clinician).

               vi. A ratio of 1 to 100 is the preferred maximum number of enrolled members assigned to a Primary Clinician for Title XIX Adults with general mental health/substance abuse/dependence issues, Title XIX Children, and all persons with Serious Mental Illness.

               vii. Staff performing initial assessments must meet the
                    requirements outlined in Section K., Initial Assessments.

               viii. Availability of Covered Services for non-English speaking members and their families.

               ix. The Contractor shall have the ability to hospitalize members when medially necessary through the use and establishment of subcontracts with multiple inpatient facilities.

               x. All other Covered Services shall be sufficiently accessible to enrolled persons in accordance with Section M., Appointment Standards.

     3.   Designated Service Provider.

          The Contractor shall function as the Designated Service Provider for the following rural geographic subdivisions (see Attachment 3, Geographic Subdivisions in GSA 5):

          a.   Marana - Subdivision B and Ba, which includes

               i.   Marana;

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 3 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               ii.  Saguaro;

               iii. Silver Bell;

               iv.  Avra Valley;

               v.   Rillito;

               vi.  Cortaro; and

               vii. Catalina.

          As a Designated Service Provider, the Contractor will maintain a physical presence in each rural subdivision indicated above throughout the term of this Subcontract.

C.   PROVIDER NETWORK MANAGEMENT:

     The RBHA's network management philosophy is based on the premise that all mandated and appropriate behavioral health and rehabilitation support services will be of high quality and provided in a culturally competent manner, in the least restrictive environments, accessible to all populations and sensitive to consumer choice.

     The Contractor's provider network shall be designed to meet the minimum network standards as described in Section B., Minimum Network Standards, and assure accessibility and availability of services provided by qualified professional staff.

     1. The Contractor shall allocate staff in the various administrative and clinical areas to:

          a. Maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements; and

          b. Attend and actively participate in regularly scheduled meetings, workshops and committees for representation and input in the RBHA network management activities.

     2. The Contractor must maintain a continuum of care, which provides all Covered Services for the populations served. The continuum of care may be provided directly or through contractual arrangements with qualified providers (Subcontracted Providers). The Contractor shall:

          a. Credential and re-credential independent licensed practitioners and staff in accordance with RBHA policy, inclusive of age-specific and population-specific competencies;

          b. Credential and re-credential Subcontracted Provider agencies in accordance with RBHA policies and procedures;

          c. Communicate with Subcontracted Providers regarding Subcontract requirements and program changes;

          d. Monitor and maintain Subcontracted Provider compliance with RBHA, and ADHS/DBHS policies and rules;

          e. Ensure service accessibility, including monitoring the adequacy of its appointment processes; and

          f. Ensure the delivery of Covered Services and quality care throughout the provider network.

     3.   The Contractor shall ensure that:

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 4 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          a. Utilization management activities are adopted and followed, including completion of certification of need (CON) for hospitalization, prior authorization and standards related to medical necessity of services;

          b. Capacity to serve eligible and enrolled persons of non-dominant culture and ethnicity is demonstrated;

          c. Unnecessary use of emergency departments and urgent care centers is reduced;

          d.   Use of jail and detention centers is reduced;

          e. Network capacity is monitored continuously to ensure that there are sufficient qualified providers to serve the number and specialized and of enrolled persons and to ensure member choice of qualified providers; and

          f. Member choice is available to populations served, through the establishment of linkages with qualified professionals and other available resources.

     4. The Contractor shall develop a provider network and implement provider selection, licensure, certification and credentialing criteria, subject to RBHA approval, in accordance with this Subcontract and consistent with all State and Federal policies, regulations and requirements.

     5. The Contractor may choose to provide Covered Services within their own facilities or programs or through contractual arrangements with qualified providers. All subcontracts developed by the Contractor for the delivery of Covered Services shall meet the requirements outlined in Section C. General Requirements, paragraph 10., Subcontracts and Assignments.

D.   GENERAL RESPONSIBILITIES:

     The Contractor shall be responsible for the following:

     1. Contractor agrees to adhere to RBHA managed care philosophy and principles as described in the RBHA policies and procedures.

     2. Contractor shall coordinate the provision of Covered Services to members by a) counseling members and their families, when clinically appropriate, regarding member's behavioral care needs; b) developing or arranging for the development of individual service plans per AHCCCS and ADHS guidelines; c) initiating referrals of members for specific Covered Services; and d) coordinating benefits with Other Insurance Carrier (OIC).

     3. Contractor shall establish and maintain a community-based governing or advisory board for local decision-making and input into service delivery.

E.   CRISIS SERVICES.

     1. The RBHA is responsible for ensuring that Crisis Services are provided for eligible persons and enrolled persons who are at imminent risk of decompensation, relapse, hospitalization, risk of harm to self or others, or loss of residence due to a behavioral health condition. Services must be designed for crisis prevention, intervention and resolution in the least restrictive environment possible, consistent with need and community safety.

     2. The RBHA funds a Community-wide Crisis Provider in Pima County that delivers a range of crisis services to eligible persons and enrolled members 24 hours a day, 7 days a week. Although the Contractor is not expected to duplicate the range of services provided by the Community-wide Crisis Provider, as an Intake provider, the Contractor is expected to respond appropriately to eligible, but non-enrolled persons in crises, who may call or present as a walk-in at intake sites.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 5 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          a. The Contractor must render prior authorization decisions for inpatient hospital admissions and subacute facilities for its members within one (1) hour of request by the inpatient or subacute facility or the Community-wide Crisis Provider.

     3. The Contractor is also responsible for developing a 24-hour a day/7-day a week response-capability for crisis or urgent situations for their enrolled members. The Contractor is responsible for ensuring that enrolled members are instructed on how to access crisis services whether at the provider sites or through the Pima County Community-Wide Crisis Provider. This information shall be given to the member in writing along with the name of the Primary Clinician assigned to him/her. For members receiving case management services, crisis phone services and a site for walk-in services must be available through the At-Risk Provider network. These crisis intervention services may be provided directly by the Contractor or through subcontract(s). Regardless of method for provision of crisis services, the member must have easy access to intervention for the crisis/urgent situation in compliance with all appointment standards (See Section M., Appointment Standards)

     4. Emergency Room Setting: When a Title XIX/XXI member presents in an emergency room setting, the member's AHCCCS acute care health plan is responsible for all emergency medical services including triage, physician assessment and diagnostic tests. The Contractor is responsible for medically necessary psychiatric and/or psychological consultations provided to Title XIX/XXI RBHA enrolled members in emergency room settings.

     5. Transportation: The Contractor shall provide covered transportation, as need by eligible persons.

          a. Unless located in a general medical facility, the Contractor shall provide non-emergency transportation to a general medical facility for persons identified as requiring medical clearance prior to further behavioral health evaluation and treatment.

     6. Crisis Prevention: The Contractor shall participate with CPSA to develop and implement strategies to provide members with current, consistent information on behavioral health, wellness and treatment, as well as how best to access and obtain necessary services

     7. House Bill 2003: HB 2003 provides increased funding for the behavioral health system for housing and recovery support services for adults with serious mental illness, including those with co-occurring disorders (SMI and substance abuse) and for behavioral health services to children and families served through ADES, AOC and ADJC. Contractor shall adhere to the program and reporting requirements of HB2003, the ADHS approved RBHA plan for these funds, and in accordance with
          Schedule II-C, HB 2003 Scope of Work.

     8. Member Assignment: Member assignment to the Contractor shall be based upon member choice, geographic location, and on a proportional assignment procedure as described in RBHA policies and procedures. Assignment of members to the Contractor shall be at the sole discretion of RBHA based on the RBHA polices and procedures. The RBHA shall assign members to the Contractor in an equitable manner taking into account the Contractor's capacity. The RBHA may adjust the Contractor's capacity based upon contract performance or QM findings at its discretion. The Contractor must accept enrollment of all members assigned to the Contractor by the RBHA for Covered Services. Network assignments will be in accordance with the RBHA's Enrollment and Assignment Policy and Procedure and will not be limited by the capacity assigned to the Contractor

          Members may change their assigned At-Risk Provider at the discretion of the RBHA based upon established criteria and guidelines in RBHA Policies and Procedures. The Contractor will facilitate the transfer of clinical information according to RBHA Policies and Procedures.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 6 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          The Contractor shall accept responsibility programmatically and financially as of the date of the member's assignment to the Contractor, which shall occur upon the complete transfer of the member's clinical information.

     9. Member Disenrollment & Closure: Quarterly, the RBHA will review the eligible members assigned to the Contractor and the members' associated service encounters. If, upon review, the number of enrolled members assigned to the Contractor who do not have a service encounter for a 60 day period exceeds 10% of the Contractor's disenrollments for the given month, the Contractor will be penalized. The penalty may be up to the number of members identified by the RBHA as requiring disenrollment multiplied by the fund specific case rate. This penalty will be deducted from the next month's capitation payment.

     10. Arizona State Hospital (ASH): Contractors who serve Title XIX/XXI children shall be financially responsible for their assigned Title XIX/XXI covered children and adolescents admitted to the Arizona State Hospital (ASH) for medically necessary inpatient services.

          The Contractor will be responsible for authorization of bed days for currently assigned members admitted to ASH and the Contractor shall perform concurrent review to assess for medical necessity of admissions within seven (7) days of notification of the hospitalization. At regular intervals thereafter (not to exceed every thirty (30) days), the Contractor shall continue to perform utilization management reviews to assess for medical necessity of continued stay. The Contractor shall use medical necessity criteria established by ADHS and the RBHA for these reviews and shall thoroughly document these utilization management reviews. If the Contractor wishes to use other medical necessity criteria, it must first be reviewed and approved by the RBHA Medical Director.

          The Contractor will be responsible for providing case management services to assigned non-forensic ASH clients in accordance with applicable RBHA, ADHS/DBHS policies, AHCCCS regulations and requirements and will cooperate with the RBHA's efforts to coordinate care and plan for discharges for assigned members under forensic admission.

     11. Teleconferencing: Unless a written waiver exempting the Contractor from participating in the teleconferencing network is issued by the RBHA, the Contractor is expected to fully participate in the teleconferencing network to increase and enhance clinical and health promotion services to members and to increase training opportunities for staff. The Contractor shall meet all of the terms and conditions of the RBHA teleconferencing network as stipulated in the teleconference agreement between the RBHA and the Contractor.

F.   PLANNING

     Planning is at the cornerstone of service delivery and occurs through partnerships between CPSA and its providers.

     1.   The Contractor shall:

          a. Have a defined planning process, including an identified staff member who is responsible for both coordinating planning activities and interfacing with CPSA in its planning process.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 7 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. Address the internal and external aspects of service delivery within its network incorporating, at a minimum, input from staff, enrolled members, and community stakeholders.

          c. Take an active role in identifying and describing the issues impacting various populations and communities.

          d. Use a variety of information and strategies in its planning process, including, but not limited to, analysis and /or assessment of the following:

               i.   member satisfaction surveys;

               ii.  stakeholder satisfaction surveys;

               iii. needs of potential enrollees;

               iv.  member outcomes;

               v.   accessibility of services;

               vi.  data system issues;

               vii. internal communication issues; and

               viii. staff turnover rates.

G.   STAFF FUNCTION REQUIREMENTS

     1. The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all contractual requirements.

          a. The Contractor shall employ staff persons with adequate time designated to carry out the required functions outlined below.

          b. With the exception of Medical Director, staff fulfilling these functions may have various job titles, but job descriptions must include the functions outlined below.

     2. Medical Director: The Contractor shall designate a Medical Director who shall be available on a continuing basis to work with the RBHA medical staff to ensure administration and delivery of high quality, medically appropriate care include care provided by Subcontracted Providers.

          a. Contractor shall have a qualified psychiatrist who serves as the Medical Director of the network. "The Medical Director shall have ultimate clinical authority, but must function as a collaborator and team member, both with the administration and with clinicians or other disciplines, in order to be maximally effective in accomplishing the goals and functions of the position." (Adapted from APA Guidelines for Psychiatric Practice in State and Community Psychiatry Systems, 1993).

          b. The Medical Director shall have sufficient time to perform both clinical and administrative duties. Administrative duties include, but are not limited to, attendance at required meetings convened by the RBHA and ultimate authority for ensuring psychiatric oversight in:

               i. Emergency Services. Review of all dispositions through a defined protocol.

               ii. Acute Care Services. Admissions and discharge decisions, level of care determinations, direct supervision of care, and denial of requested services based on established medical necessity criteria as established by the RBHA.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 8 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               iii. Outpatient and Residential Services. Participation and
                    leadership in regular interdisciplinary team case reviews, including review and signature of treatment plans and Individual Service Plans that address the entire spectrum of bio-psychosocial needs of members.

               iv. Other medical care delivery and coordination with member's primary care physician.

               Additional duties include:

               v. Development of job descriptions for provider psychiatrists, nurse practitioners and physician assistants.

               vi. Assuring the adequacy of psychiatric staffing to meet member's needs in a timely and clinically safe manner.

               vii. Recruitment and supervision of provider psychiatric staff.

               viii. Staff training.

               ix. Involvement in the quality management and utilization management processes of the Contractor.

               x. In conjunction with other provider Medical Directors and the RBHA Medical Director, development and refinement of standards of practice for psychiatric services in each program or level of care, medical and psychiatric evaluation, treatment protocols, level of care criteria, admission and discharge criteria, documentation standards for psychiatric providers.

               xi.  Involvement in the grievance and appeal process.

               xii. Involvement in the Title 36 process, including the assurance that psychiatric providers will be available for required testimony and court appearances in any and all Title 36 proceedings.

               xiii. Assurance of ongoing coordination of care of members confined to the Arizona State Hospital (ASH).

          b. Criminal Justice Liaison (for Adult Contractors only): Contractor shall appoint a Criminal Justice Liaison to interact and coordinate with the RBHA on behavioral health issues regarding members in jail in accordance with ADHS and RBHA policies and procedures regarding this population.

               i. The Contractor shall perform intakes and evaluations and coordinate discharge planning for all RBHA members in jail who are assigned to the Contractor.

               ii. The Contractor shall participate in all jail diversion initiatives coordinated by the RBHA.

               iii. (For GSA 5 Children's Contractors only) The Contractor will coordinate with the Tobacco Tax Project: RBHA/Juvenile Court Collaboration for those children who are in Pima County Juvenile Court Center and are in need of Behavioral Health services.

          c. Title 36 (for Adult Contractors) and Title 8 (for Children's Contractors) Involuntary Commitment Liaison: Contractor shall appoint a Title 36 and Title 8 Involuntary Commitment Liaison for all covered populations to coordinate with the County Attorneys or Attorney General regarding commitment procedures initiated on

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 9 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               Contractor-assigned members. Contractor shall also agree to supervise any court ordered outpatient treatment of assigned members.

          d. Arizona State Hospital (ASH) Liaison: The Contractor shall appoint an ASH Liaison for all covered populations who has the authority to commit resources of the Contractor in finalizing discharge planning for its enrolled members in ASH. Other duties of the assigned ASH Liaison can be found in Section S., Coordination of Care.

          e. Special Populations: The Contractor shall be responsible for identifying a contact person for each Special Population, in addition to those listed above. These populations include the following:

               i.   Dually Diagnosed Developmentally Disabled adults;

               For Children's Contractors only:

               ii. Hodges v. Bishop children in Residential Treatment Center placement and Seriously Emotionally Handicapped children;

               iii. Children assigned to ADES/CPS;

               iv.  Children assigned to AOC;

               v.   Children assigned to ADES/DDD; and

               vi.  Children assigned to ADJC.

               The contact person shall interact with the RBHA staff member assigned to each population.

          f. Vocational Rehabilitation Liaison (for Contractors to persons with SMI): Contractor shall appoint a Vocational Rehabilitation Liaison to interact and coordinate with RBHA Vocational Rehabilitation Specialist on behavioral health issues regarding enrolled members in vocational services and compliance with RBHA policies and procedures.

               i. Contractor agrees to comply with the terms and conditions of the Arizona Department of Economic Security (ADES) Interagency Service Agreement (ISA) between Rehabilitation Services Administration (RSA) and ADHS/BHS and with policies and procedures established by the RBHA and ADES/RSA supporting the ISA.

               ii. The Contractor agrees to report on the status of identified members' employment and level of services provided, upon request.

          g. Housing Liaison (for Contractors to persons with SMI): Contractor shall appoint a Housing Liaison to interact and coordinate with the RBHA Housing Specialist on any and all issues regarding consumer rights, fair housing and compliance with RBHA housing policies and procedures.

               i. The designated housing liaison of the Contractor shall work closely with the RBHA Housing Specialist to ensure that members in the Contractor-funded or RBHA housing programs receive decent, safe and affordable housing.

               ii. The Contractor agrees to abide by the rules, regulations, guidelines of any housing program through the RBHA in which the Contractor is involved.

          h. Quality Management (QM)/Utilization Management (UM): The Contractor shall designate an appropriately qualified person to oversee its QM/UM functions both

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 10 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               internally and externally, and to represent the Contractor by attending monthly QM meetings and quarterly UM meetings facilitated by the RBHA. The Contractor shall maintain the key tenets of a QM and UM program, including key functions of Performance Improvement in accordance with the Joint Commission of Accreditation of Heath Care Organizations (JCAHO). The Contractor's approach to improving its performance shall include the following essential processes:

               i.   Designing processes;

               ii.  Monitoring performance through data collection;

               iii. Analyzing current performance; and

               iv.  Improving and sustaining improved performance.

          i. Teleconferencing: The Contractor shall designate a staff member with sufficient time allocated to be responsible for the coordination of the telecommunications system, in conjunction with the RBHA Communications and Information Specialist. This shall include the expertise to oversee the scheduling the teleconferencing equipment and troubleshooting technical difficulties during teleconferenced meetings or sessions.

          j. Planning: The Contractor shall identify a staff member who is responsible for both coordinating planning activities and interfacing with the RBHA in its planning process. Activities include, but are not limited to, participation in meetings or community input activities, compiling data or survey instruments required by the RBHA or ADHS/DBHS, and submitting required reports to the RBHA for the purposes of system-wide services planning.

          k. Contract Administration: The Contractor shall assign a staff member to coordinate the contract administration functions including, but not limited to, contract development and negotiation, provider credentialing and re-credentialing activities, provider registration requirements, attendance at quarterly contracts meetings, oversight of the provider network, and to act as a liaison with RBHA contracts staff.

H.   STAFF TRAINING

     The RBHA is committed to the development of a well-trained and highly skilled workforce in the pursuit of continual improvement of the behavioral health system. Coordination with and participation in CPSA's Training Plan provides a foundation for building clinical, administrative and other skills that are essential for effective provision of services.

     1. The Contractor shall follow training guidelines set forth in RBHA policies and procedures and A.A.C. Title 9, Chapters 20 and 21.

     2. The Contractor shall ensure that all staff and Subcontracted Provider staff have appropriate training, education, experience, and orientation necessary to fulfill the requirements of their position and licensure standards, as appropriate.

          a. In relation to both training and staff orientation the Contractor shall maintain documentation of clinical staff attendance at all required training including.

     3. The Contractor shall provide or ensure that, at minimum, the following training topics are made available to appropriate staff and that the development of training materials is conducted by qualified persons:

          a.   eligibility and enrollment verification;

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01               Page 11 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. screening and referring Non-Title XIX/XXI consumers for Title XIX/XXI eligibility, including how to assist Non-Title XIX/XXI consumers in completing and submitting an AHCCCS Universal application;

          c.   use of required assessment tools;

          d.   behavioral health record documentation requirements;

          e. coordination of care requirements, including but not limited to coordination with PCP's and other state agencies;

          f.   sharing of treatment information;

          g.   confidentiality;

          h.   cultural awareness;

          i.   sexual harassment;

          j. population and age specific training requirements that cert5ify that an individual is a specialist in a given area;

          k.   psychotropic medications and side effects;

          l.   ethics;

          m.   life skills training;

          n.   grievance and appeals, and request for hearings;

          o. best practices in the treatment and prevention of behavioral health disorders, including ADHS/DBHS Service Planning Guidelines;

          p. management of difficult cases including high risk persons and persons that are court ordered for treatment;

          q. covered services, including information on how to assist members in accessing all medically necessary services regardless of an enrolled person's program indicator or involvement with any one type of service provider;

          r.   Early, Periodic, Screening, Diagnostic and Treatment (EPSDT);

          s.   eligible and enrolled persons' rights and responsibilities;

          t.   customer service (response to complaints);

          u.   operation description of the RBHA provider system;

          v.

          w. information on any operational manuals or IGAs currently in force;

          x.   RBHA policies and procedures; and

          y.   fraud and abuse requirements and protocols; and

          z.   managed care concepts.

          The Contractor shall use systematic processes such as case file review results complaints and problem resolution data and grievance and appeal data to identify staff or Subcontracted Providers who require additional training or technical assistance. The Contractor shall also provide or ensure that all appropriate staff and Subcontracted Providers are provided training and/or technical assistance regarding new initiatives and best practices that impact the

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 12 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          delivery of behavioral health services. The Contractor shall provide or ensure availability to training or technical assistance that is requested by Contractor's staff or its Subcontracted Providers.

     4. The Contractor shall develop and Annual Training Plan which includes the mechanism for how the Contractor will meet the training requirements outlined above.

     5. The Contractor shall complete an Annual Training Report documenting how the requirements outlined in their annual training plan were met for the prior fiscal year.

I.   ADULT SERVICES

     1. SMI Regulations. If and to the extent that this Subcontract involves the provision of services to those who are seriously mentally ill, the RBHA and the Contractor agree to comply with all provisions of Arizona Administrative Code Title 9, Chapter 21, Mental Health Services for People with Serious Mental Illness, as defined in A.R.S. (S)36-550, as well as any other rules and regulations required by ADHS.

          If and to the extent that this Subcontract involves the provision of services to those who are indigent seriously mentally ill and who are residents of Maricopa County, Arizona, the RBHA and the Contractor agree to the terms, provisions and conditions set forth in Attachment 8 Arnold v. Sarns hereto.

     2. SMI Determinations. Referrals for SMI determinations shall be processed within the timeframes established by A.A.C., Title 9, Chapter 21 and the RBHA's policy and procedure governing SMI determination.

     3. Housing Services. Persons with Serious Mental Illness (SMI) and those with addictive disorders require stability and permanence in their lives to cope with their illness and to improve their functioning level. The goal for housing services is to ensure a continuum of care that offers opportunities for assistance for low-income eligible members to achieve the highest possible level of independent living and self-sufficiency. The RBHA Housing Specialist works toward this goal in conjunction with the designated Housing Liaison for the Contractor, to tailor housing services to meet the unique needs of members.

          The Contractor shall participate in the following activities:

          a. With the assistance of the RBHA Housing Specialist, develop a Housing Plan that indicates compliance and cohesion with the RBHA's Housing Plan.

          b. Deliver housing services in accordance to HUD requirements, when appropriate.

          c. Provide and supervise a variety of housing services in accordance with the appropriate level of care needed by the member. The options include, but are not limited to:

               i.   Apartment/housing sharing;

               ii.  Equity ownership'

               iii. Rental assistance; and

               iv.  Level II therapeutic group home.

          d.   Provide recovery support services to members in housing units.

          e. Provide collaboration with other Contractors, if applicable, to assure consistent and smooth transition of housing participants and to manage the wait list.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 13 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          f. Assurance that the co-payment for housing services is in accordance with RHBA policies and procedures.

     4.   Vocational Services.

          a. In compliance with the ISA between ADHS/DBHS and ADES/RSA which applies to individuals with a serious mental illness, the Contractor shall :

               i. Allocate space and other resources for Vocational Rehabilitation (VR) counselors/employment specialists working with enrolled members who are SMI.

               ii. Collaborate with VR counselors and/or employment specialists in the development and monitoring of employment goals, and ensure that all related vocational activities are documented in the primary behavioral health record.

               iii. Ensure the designated Vocational Liaison (refer to Section
                    G., Staff Functions, paragraph g. above) works with the RBHA Vocational Rehabilitation Specialist, RSA Region 2 staff and Community Rehabilitation Providers to design and implement systems for referral and assessment, early vocational services, vocational rehabilitation services and extended employment support services. Work in partnership with the RBHA, RSA Region 2 and Community Rehabilitation Providers to collaboratively provide vocational rehabilitation services to persons with SMI.

          b.   In addition, for all other populations, the Contractor shall:

               i. Develop and implement programs to increase the number of enrolled persons who are successfully employed and satisfied with their vocational roles and environments using the combined resources of the Contractor, ADES/RSA, the RBHA, the ADES/Jobs program and community rehabilitation programs;

               ii. Ensure that enrolled persons are made aware of vocational options and how they access vocational programs; and

               iii. For Title XIX or Title XXI individuals, have an array of vocational services available to provide services if the individual is not eligible or available to receive services from DES/RSA.

     5. Health Promotion. Health promotion programs target members enrolled in treatment services by enhancing mental and physical health, contributing to self-management, recovery, psychosocial rehabilitation and the prevention of relapse.

          Promoting mental and physical health for enrolled members can improve members' responses to treatment, facilitate independence and promote recovery and self-empowerment. By enhancing members' mental and physical well being, health promotion may reduce the need for future treatment services, thereby optimizing the use of behavioral health resources.

          The Contractor shall:

          a. Identify ways to incorporate Health Promotion services into current programs, and implement services in a manner which best serves members;

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 14 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          b. Designate a liaison to serve as a primary contact to the RBHA in regard to Health Promotion. Coordinate and assess all activities with the CPSA Health Promotion Work Group; and

          c. in cooperation with the RBHA, participate in awareness activities that lead to education of communities and families towards identification and treatment of behavioral health disorders.

     6. Recovery Support including Psychosocial Rehabilitation. Recovery is defined as a process by which an individual with persistent, possibly disabling disorder, recovers self-esteem, self-worth, pride and dignity and meaning through acquiring increasing ability to maintain stabilization of the disorders, by developing symptom management skills, and the capacity to maximize functioning within the constraints of the disorder.

          While recovery support is essential for all members receiving treatment in the behavioral health system, the RBHA recognizes that psychosocial rehabilitation is the cornerstone of recovery for individuals experiencing both mental health and substance abuse disorders. Those individuals with co-occurring disorders and those SMI members participating in housing services will be targeted priorities for recovery support/psychosocial rehabilitation/health promotion services.

          a. Psychosocial rehabilitative activities shall address at least the following, which include both treatment and health promotion issues:

               i. The member must be actively involved in all phases of his/her care.

               ii. If the member is hampered by an environment which is insensitive to disability, the member is assisted to manage the environment and efforts are made to change the environment to one compatible with the member's needs.

               iii. Member experiences foster hope, optimism and recovery.

               iv. All member needs are addressed including vocational rehabilitation, recreation, social support and medication.

               v. An ongoing commitment is needed to the recovery process through support, treatment and education.

          c.   The Contractor shall:

               i. Develop a model for psychosocial rehabilitation that follows a recovery model and includes the four components defined below:

                    . Community living skills which are the learned abilities that individuals need to function independently in the community and may include shopping, home and personal care, and managing finances;

                    . Interpersonal skills which are those the individual needs to behave appropriately in a variety of social settings including school, work and family and may include managing conflict with others, behaving in an assertive manner, and making and maintaining friendships and other significant relationships.

                    . Personal support networks which reinforce relationships and create positive physical and emotional support to the member through work, school, family, neighbors and friends; and

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 15 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    . Supportive counseling which is the composite of all the formalized interactions from provider agencies that facilitate the member's existing skills and offer encouragement toward further development. Assistance with modifications to the external environment includes provision of physical supports that enhance recovery.

               ii. Integrate the psychosocial rehabilitation model into the active treatment program of enrolled members and document the specific approach and activities in the treatment plan.

               iii. Ensure that staff is trained in recovery support and the delivery of psychosocial rehabilitation services.

     7. Senate Bill 1280. Under Laws 2000 (SB1280) the Arizona Department of Health Services and the Arizona Department of Economic Security initiated a unique partnership to provide rapid access to substance abuse treatment for parents involved in Child Protective Services or receiving cash assistance through Temporary Assistance to Needy Families (T.A.N.F.). The Joint Substance Abuse Treatment Partnership (known as the Arizona Families F.I.R.S.T.) provides a continuum of services that is family centered, child focused, comprehensive, coordinated, flexible, community based, accessible and culturally responsive. These services shall promote family independence, stability, self-sufficiency and recovery from substance abuse, assure child safety, and support permanency for children. The Contractor shall adhere to all aspects of the Intergovernmental Agreement between the Arizona Department of Economic Security and Arizona Department of Health Services, ADHS/ADES Operating Protocols, Coordination Guidelines, Overview of Theoretical Model, Service Delivery Modalities and the reporting requirements as outlined in Schedule II-A, Scope of Work of this contract.

J.   CHILDREN'S SERVICES

     1. Children's IGAs: Contractor and its Subcontracted Providers who provide services to children must comply with the DES, DDD, ADJC, DOE and AOC IGAs and submit applicable monthly or quarterly updated progress reports as required to the appropriate State agency. The Contractor shall ensure that a copy of such report(s) are filed in the child's clinical record.

     2. Children Turning 18 Years of Age: Contractor and its Subcontracted Providers are responsible for following the RBHA policy and procedures for Children turning 18 and transferring to the Adult services system.

     3. SEH Children: In accordance with Hodges v. Bishop, if a child is determined by the home school district to need residential placement in an RTC for special education purposes, it is the responsibility of the Contractor to facilitate a RTC placement. The RTC placement must occur within fifteen (15) days of the development of the child's Individual Education Program (IEP) if the IEP includes a decision to place. Discharge from the RTC is contingent upon the IEP in accordance with the home school district. The Contractor must comply with the Seriously Emotionally Handicapped (SEH) disclosure reporting requirements, as requested by the RBHA.

          The Contractor must identify all new enrollees who are Seriously Emotionally Handicapped (SEH) children. These are children who have an Individual Education Program (IEP) in their home school district. These children will be identified at time of intake, using the designated indicator in the intake packet, which is submitted to the RBHA.

          For each SEH identified child, the Contractor must have an Arizona Department of Education (ADE) Letter signed by the school special education department to utilize SEH funds. This

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 16 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          letter must be filed in the child's clinical record and will act as verification that the child is entitled to use SEH funds for treatment services.

          SEH services shall be provided to non-Title XIX Children equal to the amount of SEH funding identified in the SEH Disclosure Report issued by the RBHA. Contractor shall develop and implement at least one special program that is designed to identify, enroll and provide services to school-based SEH children.

     4. School-based Services: Contractor shall provide school-based services for Title XIX and non-Title XIX Children.

     5. J.K.Settlement The State-wide class action lawsuit filed against the ADHS/DBHS and AHCCCS on behalf of all Title XIX eligible children in need of or receiving behavioral health services in Arizona has been settled. The Contractor and its Subcontracted Provider will participate in all ADHS/DBHS activities required to meet the requirements of the J.K. Settlement agreement. Specific activities will be initiated to achieve the following Vision and Principles:

          a.   The Arizona Vision

               i. In collaboration with the child and family and others, Arizona will provide accessible behavioral health services designed to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults.

               ii. Services will be tailored to the child and family and provided in the most appropriate setting, in a timely fashion, and in accordance with best practices, while respecting the child's and family's cultural heritage.

          b.   The Principles

               i.   Collaboration with the child and family:

                    Respect for and active collaboration with the child and parents is the cornerstone to achieving positive behavioral health outcomes. Parents and children are treated as partners in the assessment process, and the planning, delivery, and evaluation of behavioral health services, and their preferences are taken seriously.

               ii.  Functional outcomes:

                    Behavioral health services are designed and implemented to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults.

                    Implementation of the behavioral health services plan stabilizes the child's condition and minimizes safety risks.

               iii. Collaboration with others:

                    When children have multi-agency, multi-system involvement, a joint assessment is developed and a jointly established behavioral health services plan is collaboratively implemented.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 17 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               iv.  Client centered teams plan and deliver services:

                    Each child's team includes the child and parents and any foster parents, any individual important in the child's life who is invited to participate by the child or parents. The team also includes all other persons needed to develop an effective plan, including, as appropriate, the child's teacher, the child's Child Protective Service and/or Division of Developmental Disabilities case workers, and the child's probation officer. The team develops a common assessment of the child's and family's strengths and needs; develops an individualized service plan; monitors implementation of the plan; and makes adjustments in the plan if it is not succeeding.

               v.   Accessible services:

                    Children have access to a comprehensive array of behavioral health services, sufficient to ensure that they receive treatment they need. Plans identify transportation the parents and child need to access behavioral health services, and how transportation assistance will be provided. Behavioral health are adapted or created when they are needed by not available.

               vi.  Best practices:

                    Behavioral health services are provided by competent individuals who are adequately trained and supervised. Behavioral health services are delivered in accordance with guidelines adopted by ADHS that incorporate evidence-based "best practice". Behavioral health service plans identify and appropriately address behavioral symptoms that are reactions to death of a family member, abuse or neglect, learning disorders, and other similar traumatic or frightening circumstances, substance abuse problems, the specialized behavioral health needs of children who are developmentally disabled, maladaptive sexual behavior, including abusive conduct and risky behavior, and the need for stability and the need to promote permanency in class member's lives, especially class members in foster care. Behavioral health services are continually evaluated and modified if ineffective in achieving desired outcomes.

               vii. Most appropriate setting:

                    Children are provided behavioral health services in their home and community to the extent possible. Behavioral health services are provided in the most integrated setting appropriate to the child's needs. When provided in a residential setting, the setting is the most integrated and most home-like setting that is appropriate to the child's needs.

               viii. Timeliness:

                    Children identified as needing behavioral health services are assessed and served promptly.

               ix.  Services tailored to the child and family:

                    The unique strengths and needs of children and their families dictate the type, mix and intensity of behavioral health services provided. Parents and children are encouraged and assisted to articulate their own strengths and

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 18 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    needs, the goals they are seeking and what services they think are required to meet these goals.

               x.   Stability:

                    Behavioral health service plans strive to minimize placements. Service plans identify whether a class member is at risk of experiencing a placement disruption and if so, identify the steps to be taken to minimize or eliminate the risk. Behavioral health service plans anticipate crises that might develop and include specific strategies and services that will be employed if a crisis develops. In responding to crises, the behavioral health system uses all appropriate behavioral health services to help the child remain at home, minimize placement disruptions and avoid the inappropriate use of the police and criminal justice system. Behavioral health service plans anticipate and appropriately plan for transitions in children's lives, including transitions to new schools and new placements, and transitions to adult services.

               xi.  Respect for the child and family's unique cultural heritage:

                    Behavioral health services are provided in a manner that respects the cultural tradition and heritage of the child and family. Services are provided in Spanish to children and parents whose primary language is Spanish.

               xii. Independence:

                    Behavioral health services include support and training for parents in meeting their child's behavioral health needs, and support and training for children in self-management. Behavioral health service plans identify parents' and children's need for training and support to participate as partners in assessment process and in the planning, delivery, and evaluation of services, and provide that such training and support, including transportation assistance, advance discussions and help with understanding written materials will be made available.

               xiii. Connection to natural supports:

                    The behavioral health system identifies and appropriately utilizes natural supports available from the child and parents' own network of associates, including friends and neighbors, and from community organizations, including service and religious organizations.

                    The Contractor and its Subcontracted Providers will participate in the ADHS/DBHS initiatives relevant to operationalizing the Arizona Vision and Principles. This will include:

                    . Participation in training, programs focused on collaborations, assessment, service planning and implementation and on maximizing the use of Title XIX monies.

                    .    Development and use of both in-home and out-of-home
                         Respite.

                    . Contracting with certain masters level behavioral health professionals who have met the defined credentialing and privileging requirements.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 19 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    . Collaborate in the development and implementation of service expansion for Title XIX community-based covered services.

                    . Assist the development of ADHS/DBHS Best Practice Guidelines in monitoring and addressing the effects of medications.

                    . Expanding the continuum and capacity for substance abuse services.

     6.   Single Purchase of Care (SPOC) Contract.

          For those Contractors who are also a contractor under the Single Purchase of Care (SPOC) contract, Contractor agrees to abide by all the terms and conditions set forth in the SPOC Contract, with the exception of Schedule I: RBHA Compensation of Section 6: Compensation and Reporting Requirements, in which case the Contractor shall comply with Paragraph N., Method of Compensation, below.

     7.   Group Homes For Juveniles.

          The Contractor shall comply with A.R.S. Title 36, Chapter 10, as it applies to group home services that are either provided directly by the Contractor or provided through a subcontract arrangement with a group home provider. The Contractor shall include the following minimum provisions as part of its subcontract (s) with group home providers and is responsible for monitoring group home providers to ensure that these provisions are implemented:

          a.   Definitions:

               i. "Contract Violation" means a licensing violation or a failure of the group home to comply with those provisions of this Subcontract.

               ii. "Contracting Authority" means the Regional Behavioral Health Authority or the State agency or division, office, section bureau or program that is responsible for the administration and monitoring of contracts with group homes.

               iii. "Group Home" means a residential facility that is licensed to serve more than four minors at any one time and that is licensed by the department of health services pursuant to A.R.S. Title 36, Chapter 4 or Section 36-591, Subsection b or by the Department of Economic Security pursuant to Title 8, Chapter 5, Article 1 and that provides services pursuant to a contract for minors determined to be dependent as defined in Section 8-201 or delinquent or incorrigible pursuant to Section 8-341, or for minors with developmental disabilities, mental health or substance abuse needs. Group home does not include hospitals, nursing homes, child crisis and domestic violence shelters, adult homes, foster homes, facilities subject to any transient occupancy tax or behavioral health service agencies that provide twenty-four
                    (24) hours or continuous physician availability.

               iv. "Licensing Authority" means the State agency or its division, office, section, bureau or program that is responsible for licensing group homes.

               v. "Licensing Violation" means a determination by the licensing authority that the group home is not in compliance with licensing requirements as prescribed in statute or rule.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 20 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               vi. "Neighbor" means a person residing within a quarter of a mile radius of the group home.

               vii. "Resident" means any person who is placed in a group home pursuant to a (sub)contract with a contracting authority.

          b.   General Requirements:

               i. The group home shall provide a safe, clean and humane environment for the residents.

               ii. The group home is responsible for the supervision of the residents while in the group home environment or while the residents are engaged in any off-site activities organized or sponsored by and under the direct supervision and control of the group home or affiliated with the group home.

               iii. All group home providers shall be licensed by either the
                    Department of Health Services or the Department of Economic Security.

               iv. The award of a group home contract by the Contractor is not a guarantee that members will be placed in the group home.

               v. A license violation by the group home provider that is not corrected pursuant to this section may also be considered a contract violation.

               vi. State agencies, RBHAs and the Contractor may share information regarding group home providers. The shared information shall not include information that personally identifies residents of group homes.

               vii. A group home's record of contract violations and licensing violations may be considered by the Contractor, the RBHA or ADHS/DBHS when it evaluates any requests for proposals or in the credentialing/recredentialing process.

          c.   Contract Remedies/Sanctions:

               i. A schedule of financial sanctions in an amount of up to $500.00 per violation that the Contractor, after completing an investigation, may assess against the group home provider for a substantiated contract violation defined as a licensing violation or a failure of the group home to comply with those provisions of its subcontract relating to paragraphs a, b, c of the previous section, relating to the health, care or safety of a member or the safety of a neighbor. A financial sanction may be imposed for a contract violation related to the safety of a neighbor only if the conduct that constitutes the violation would be sufficient to form the basis for a civil cause of action from damages on the part of the neighbor whether or not such a civil action has been filed. These sanctions may be imposed by either deducting the amount of the sanction from any payment due or withholding future payments. The deduction or withholding may occur after any hearing available to the group home provider.

               ii. The Contractor may remove members from the group home or may suspend new placements to the group home until the contracting violation(s) is corrected.

               iii. The Contractor's right to cancel the Subcontract.

               iv. A person may bring a complaint against any state agency that violates this section pursuant to A.R.S. Title 36, Section 41-1001.01. In addition to any

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 21 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                    costs or fees awarded to a person resulting from a complaint of violation of this section, the state agency shall revert the sum of $5,000 from its General Fund operation appropriation to the state treasury for deposit in the State General Fund for each violation that is upheld by an administrative law judge or hearing officer. The state agency may impose a sanction against the RBHA, who in turn may imposed a sanction against the Contractor, equal to the amount of the sanction and any costs or fees awarded to the person as a result of a complaint of violation of this section. The legislature shall appropriate monies that revert under this section for a similar program that provides direct services to children.

          d.   Notification Requirements:

               i. Within ten (10) business days after the Contractor receives a complaint relating to a group home, the Contractor shall notify the Provider and the RBHA and either initiate an investigation or refer the investigation to the licensing authority. If any complaint concerns an immediate threat to the health and safety of a member, the complaint shall be immediately referred to the licensing authority. If the Contractor determines that a violation has occurred, it shall:

                    . Notify all other contracting authorities of the violation.

                    . Coordinate a corrective action plan to be implemented within ninety (90) days.

                    . Require the corrective action plan to be implemented within ninety (90) days.

               ii. If a licensing deficiency is not corrected in a timely manner to the satisfaction of the licensing authority, the Contractor may cancel the Subcontract immediately on notice to the Provider and may remove the members.

K.   FINANCIAL VIABILITY

     The Contractor shall meet the following financial viability criteria, applying Generally Accepted Accounting Principles (GAAP), within 30 days prior to the effective date of the Subcontract with the RBHA. If the Contractor cannot meet the financial viability criteria the Contractor shall post a performance bond as described below in Section L., Performance Bond Requirements.

     1. Current Ratio: Current assets divided by current liabilities shall be equal to or greater than 1:1.

     2. Defensive Interval: Defensive Interval measures the At-Risk Provider's survivability in the absence of external cash flows. The required Defensive Interval is thirty (30) days and is based on the following required calculation:

                            (Cash + Cash Equivalents)
                            -------------------------
                  (Operating Expenses - Non Cash Expense Items)
                         [Period Being Measured in Days]

     3.   Maintenance of Minimum Capitalization:

          e.   Total net assets or stockholders' equity,

               i. less the value of any performance bonds funded on the balance sheet;

               ii.  less net depreciable assets;

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 22 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

               iii. less all reserve requirements;

               iv. less projected loss from the balance sheet dated through June 30, 2001;

               v. plus projected surplus from the balance sheet dated through June 30, 2001;

               shall be equal to or greater than one hundred percent (100%) of the monthly payments paid to the Contractor based on the annual Subcontract award amount.

          f. The Contractor is required to maintain these thresholds and shall demonstrate compliance on a monthly, quarterly, and annual basis.

          g. The Contractor not meeting the above minimum financial viability criteria must submit a plan that details when these standards will be met. The RBHA reserves the right to require the procurement of a performance bond should the Contractor fail to meet and maintain the financial viability criteria.

L.   PERFORMANCE BOND REQUIREMENTS:

     1. A Contractor who fails to meet the financial viability criteria established above will be required by the RBHA to post a performance bond equal to one monthly payment less pharmacy withhold. The performance bond shall be of a standard commercial scope issued by a surety company doing business in the State of Arizona, an irrevocable letter of credit, or a cash deposit. The performance bond shall be in a form acceptable to the RBHA and shall be payable to the RBHA. In the case of an irrevocable letter of credit, the letter shall be issued by:

          a. A bank doing business in Arizona and insured by the Federal Deposit Insurance Corporation, or

          b. A savings and loan association and insured by the Federal Savings and Loan Insurance Corporation, or

          c. A credit union and insured by the National Credit Union Administration.

     2. A line of credit cannot exceed fifty percent (50%) of the total performance bond and all securities used for the purposes of funding the performance bond must be backed by the United States Government within thirty (30) days of change.

     3. All performance bonds need to be capitalized and paperwork completed and delivered to the RBHA by close of business, August 1, 2001. The RBHA shall have up to 180 days to release the performance bond upon the termination or conclusion of this Subcontract Agreement.

     4. If, at any time during the contract term, the performance bond requirement changes by 10% or more due to an adjustment in the contracted net case rate payment, the Contractor will be required to adjust the performance bond to equal 100% of one month's revised net case rate payment within thirty (30) days.

M.   PHARMACY POOL

     In order to determine the pharmacy withhold amount, the RBHA applies the most current pharmacy cost data against the gross case rate payment. Once the actual pharmacy cost data is received for each respective month, the applied withhold for that month will be compared to the actual pharmacy costs for that month and an adjustment made to zero out any variances. Any variance (+/-) is applied as part of the current month's pharmacy withholds.

     The RBHA will pay the contracted Third Party Pharmacy Administrator on a bimonthly basis for all

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 23 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     pharmacy costs related to members from the respective At-Risk Provider withhold amounts.

N.   SPECIALTY PROVIDER INCENTIVE PROGRAM

     1. Eligibility Requirements. To ensure the availability and utilization of Specialty Providers the RBHA will reimburse the Contractor the cost of specialty services provided to DES/CPS referred children up to the limitations described below in paragraph 2. Children receiving these services must be enrolled in the RBHA system. Specialty Providers are defined as qualified master level behavioral health professionals who are:

          a. certified by the Arizona Board of Behavioral Health Examiners as Certified Independent Social Worker (CISW); Certified Professional Counselor (CPC); or Certified Marriage and Family Therapist (CMFT);

          b. credentialed and privileged by the Contractor as having two (2) years of training or experience in a specialty area treating children with certain behavioral health needs or problems; (specialty areas currently include attachment and bonding disorders; post traumatic stress disorders; sexual abuse victims; sexual offenders; adoptions, eating disorders and developmental disabilities); and

          c. registered with AHCCCS and ADHS/DBHS and issued unique AHCCCS and ADHS/DBHS provider identification numbers.

          In addition to the requirements above and in order for the Contractor to be eligible for the incentive payment, the Specialty Provider must

          a.   be contracted (not employed) by the Contractor;

          h. bill independently using their unique AHCCCS and ADHS/DBHS provider identification numbers for specialty services provided to DES/CPS referred children; and

          i. comply with all reporting and/or tracking requirements as stipulated by ADHS/DBHS or the RBHA.

     2. Incentive Payment. Contractor shall be reimbursed on a fee-for-services basis for specialty services provided to an enrolled child member by a contracted and credentialed/privileged Specialty Provider. This is one-time funding that is effective July 1, 2001 through June 30, 2002.

          a. Fee-for-service payments due to the Contractor shall be determined on a monthly basis and paid to the Contractor in accordance with the following:

               GSA 5
               ------------------------------------------------------
                No. of
               Sessions   Service Limitation    Rate    Reimbursement
               ------------------------------------------------------
                   6       First 15 children   $65.00        100%
               ------------------------------------------------------
                   3                           $65.00        100%
               ----------- Up to 74 children   ----------------------
                   3                           $65.00         50%
               ------------------------------------------------------

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 24 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership            FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority               The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

          j. The yearly contract value for the Specialty Provider Incentive Program shall not exceed $27,533.00.

          k.   Contractor shall submit an invoice to the RBHA within fifteen
               (15) days following the end of the month. At minimum, the invoice shall include the following information:

               i.   Member ID number

               ii.  Name of Specialty Provider

               iii. Specialty Provider's AHCCCS and ADHS/DBHS Provider ID
                    numbers

               iv.  Date(s) of service

               v.   Procedure code(s)

               vi.  Unit(s) of service

               vii. Amount due

          l. Payments to the Contractor shall be made within thirty (30) days of receipt of the Contractor's invoice and verification of encounter data in the CPSA Claims/Encounter System that supports the claim for reimbursement.

          m. The Contractor shall submit 100% of the encounters for all specialty services provided to child members. All submissions shall meet Fiscal Agent system requirements.

O.   METHOD OF COMPENSATION

     1. Case Rate: On a monthly basis, gross case rate payments are calculated based on the Contractor's assigned capacity, by population, multiplied by the contracted case rate (gross case rate). The gross case rate is reduced by the monthly pharmacy withhold amount resulting in the net case rate payment. The case rate includes Medicare co-insurance and deductibles where applicable.

          Assuming actual enrolled members do not fall below 85% of capacity for SMI members and 90% of capacity for Children, the total funded amount will remain constant. In the event actual assigned members fall below the thresholds described above, RBHA retains the right to review for consideration of appropriate adjustment of Contractor's capacities and/or case rates. In the event assigned/enrolled SMI members or Children exceed 110% of system wide capacity, the RBHA and the Contractor shall review and may consider adjustments as appropriate.

          The RBHA also may adjust capacity downward if enrollment decreases are due to member dissatisfaction or other quality or programmatic issues, resulting in increased assignments to other contracted Contractors.

     2.   Capacity by Population:

          Categories               Capacity   Gross Case Rate
          ----------               --------   ---------------
          Children Title XIX          933         $410.60
          Children Non-Title XIX      225         $297.18
          Total Children:           1,158

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 25 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 3
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

     3. Capacity Payment: Subject to the availability of funds and the terms and conditions of the Subcontract, the RBHA shall disburse payments in accordance with this Subcontract, provided that the Contractor's performance is in compliance with the terms and conditions of the Subcontract.

          The RBHA distributes the net case rate payment prospectively by the 15th of each month, pending the RBHA's receipt of ADHS/DBHS funding. If funding is delayed to the RBHA from ADHS/DBHS, the net case rate payment is distributed on the day funds are deposited and verified in the RBHA covered services account. The RBHA reserves the option to make payments by wire and shall provide at least thirty (30) days notice prior to the effective date of any such change.

          At the discretion of the RBHA, supplemental or additional payments may be distributed outside of the contracted payment methodology.

     4. Financial Audits: A supplemental schedule of revenue and expenses shall be included as supplementary information; this information shall be subjected to the auditing procedures applied in the audit of the basic financial statements and shall be included as part of the audit report. The format of the supplemental schedule shall be as determined by the RBHA.

P.   Funding Withholds And Recoupments:

     The RBHA reserves the right to withhold and/or recoup funds in accordance with any remedies allowed under this Subcontract and in accordance with RBHA policies and procedures. Any recoupments imposed by AHCCCS and/or ADHS/DBHS against the RBHA and passed through to the Contractor shall be reimbursed to the RBHA upon demand.

Q.   MANAGEMENT OF FUNDS:

     The practices, procedures and standards specified in the CPSA Provider Financial Reporting Guide shall be used by the Contractor in the management, recording and reporting of funds by the RBHA when performing a contract audit.

     1. Records/Administrative Costs: The Contractor shall establish and maintain financial and personnel records so as to verify that administrative monies expended do not exceed the total amount allowed for such administrative service expenditures. Administrative services are defined in Section B. Definitions.

     2. Federal Block Grant Monies: The Contractor shall comply with all terms and conditions of the ADAMHA Block Grant Program ADAMHA Reorganization Act, P.L. 102-321, Section 201 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x et. seq.) or as modified and RBHA policy. With regard to the Community Mental Health Block Grant, the Contractor shall:

          a. establish accounting procedures consistent with the requirements of the ADAMHA Block Grant Program and RBHA policy and

          b. ensure that block grant funds are accounted for in a manner that permits separate reporting for mental health and substance abuse services.

R.   ACCOUNTING FOR FUNDS:

     All funds received shall be separately accounted for in accordance with the requirements outlined in the CPSA Provider Financial Reporting Guide.

Revised 11-01-01                                                    SCHEDULE I-A
Effective 10-3-01                Page 26 of 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                   SCHEDULE V
                              CONTRACT DELIVERABLES

------------------------------------------------------------------------------------------
                                Deliverable Requirements
------------------------------------------------------------------------------------------

   Reference              Deliverable                   Due Date              Submit To
------------------------------------------------------------------------------------------
AHCCCS Rules,      Office of Behavioral         15 days prior to contract   Contracts Unit
ADHS/DBHS Policy   Health Licensure (OBHL)      execution. Renewed or
                   License(s)                   amended license within 15
                                                days of issuance
------------------------------------------------------------------------------------------
AHCCCS Rules,      Copy of OBHL/DES             30 days after receipt       Contracts Unit
ADHS/DBHS Policy   Licensure Audit
                   Report/Findings
------------------------------------------------------------------------------------------
AHCCCS Rules,      OBHL/DES Licensure           15 days after due date to   Contracts Unit
ADHS/DBHS Policy   Corrective Action Plan       OBHL/DES
------------------------------------------------------------------------------------------
RBHA Contract      Certificates of Insurance:   15 days prior to contract   Contracts Unit
                      Professional and          execution. Renewed or
                      Personal Liability        amended certificate
                      General Liability         within 15 days of
                      Automobile Liability      issuance.
------------------------------------------------------------------------------------------
ADHS               Contractor's Subcontract     Within 10 days of           Contracts Unit
Solicitation       Agreements with              execution of new
H0-001 & RBHA      Subcontracted Providers      Subcontract Agreement or
Contract           and any subsequent           Amendment
                   amendments.
------------------------------------------------------------------------------------------
RBHA Contract      Organization Chart           Within 30 days of           Contracts Unit
                                                contract award/renewal.
                                                Within 30 days of any
                                                changes.
------------------------------------------------------------------------------------------
RBHA Contract      List of Board of             Within 30 days of           Contracts Unit
                   Directors or equivalent      contract award/renewal.
                   that includes members'       Within 30 days of any
                   Name, Affiliation,           changes.
                   Address and Telephone
                   Number.
------------------------------------------------------------------------------------------
RBHA Contract      Independent Practitioner     Within 5 days of any        Contracts Unit
                   (M.D., D.O., R.N., P.A. &    changes.
                   Psychologists)
------------------------------------------------------------------------------------------
RBHA Contract      Program Description(s) in    Within 30 days of           Appropriate
                   accordance with Scope of     contract award/renewal.     Network
                   Work                         Within 30 days of any       Manager
                                                changes.
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  Deliverable
  Requirements                              By Funding/Program Type
---------------------------------------------------------------------------------------------
                                Risk-Based                 Tobacco                  Specialty
   Reference       Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
---------------------------------------------------------------------------------------------
AHCCCS Rules,                       X             X           X         X      X       X
ADHS/DBHS Policy


---------------------------------------------------------------------------------------------
AHCCCS Rules,                       X             X           X         X      X       X
ADHS/DBHS Policy

---------------------------------------------------------------------------------------------
AHCCCS Rules,                       X             X           X         X      X       X
ADHS/DBHS Policy
---------------------------------------------------------------------------------------------
RBHA Contract                       X             X           X         X      X       X




---------------------------------------------------------------------------------------------
ADHS                                X             X           X         X              X
Solicitation
H0-001 & RBHA
Contract

---------------------------------------------------------------------------------------------
RBHA Contract                       X             X           X         X      X       X



---------------------------------------------------------------------------------------------
RBHA Contract                       X             X           X         X      X       X





---------------------------------------------------------------------------------------------
RBHA Contract           X           X             X           X         X              X


---------------------------------------------------------------------------------------------
RBHA Contract                       X             X           X         X      X       X



---------------------------------------------------------------------------------------------

Revised Nov 11-01                                                     SCHEDULE V
Effective 7-01-01                Page 1 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                              Deliverable Requirements
---------------------------------------------------------------------------------------

   Reference             Deliverable                   Due Date             Submit To
---------------------------------------------------------------------------------------
ADHS/DBHS/RBHA   Claim/encounter               In accordance with          Fiscal Agent
Contract         Submissions                   contract timelines
---------------------------------------------------------------------------------------
RBHA Contract    Specialty Provider            Within 15 days after        Finance Unit
                 Incentive Program Invoice     month end
---------------------------------------------------------------------------------------
RBHA Contract    Budgeted Schedule of          Annually no later than 60   Finance Unit
                 Revenue and Expenses          days following year end.
---------------------------------------------------------------------------------------
RBHA Contract    Cost Allocation Plan          Annually no later than 60   Finance Unit
                                               days following year end.
---------------------------------------------------------------------------------------
RBHA Contract    Balance Sheet                 45 days after month-end     Finance Unit
                 Statement of Operations
                 Statement of Cash Flow
                 Supplemental Schedule of
                 Revenue and Expenses
---------------------------------------------------------------------------------------
RBHA Contract    Annual Financial Audit        150 days following          Finance Unit
                 (two copies), including       Contractor's fiscal year
                 management letter, OMB        end.
                 A-133 compliance reports.
                 At-Risk Contractors must
                 also submit a Supplemental
                 Schedule of Revenue and
                 Expenses
---------------------------------------------------------------------------------------
RBHA Contract    Agency's Schedule of Fees     Within 30 days of           Clinical
                                               contract award/renewal.     Operations
                                               Within 30 days of any       Manager
                                               changes.
---------------------------------------------------------------------------------------
RBHA Contract    Attestation of Privileges     Upon completion of a        QM Unit
                                               thorough competency
                                               assessment of each
                                               individual who will
                                               perform initial
                                               assessments
---------------------------------------------------------------------------------------
Office of        Incident/Accident/Mortality   Within 24 hours following   QM Unit
Behavioral       Report                        incident.
Health
Licensure;
ADHS/DBHS/RBHA
Contract
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Deliverable
 Requirements                              By Funding/Program Type
-------------------------------------------------------------------------------------------
                              Risk-Based                 Tobacco                  Specialty
   Reference     Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
-------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA        X            X            X           X         X      X       X
Contract
-------------------------------------------------------------------------------------------
RBHA Contract                      X

-------------------------------------------------------------------------------------------
RBHA Contract         X            X            X           X         X      X       X

-------------------------------------------------------------------------------------------
RBHA Contract                      X

-------------------------------------------------------------------------------------------
RBHA Contract         X            X            X           X         X      X       X




-------------------------------------------------------------------------------------------
RBHA Contract                      X            X           X         X      X       X







-------------------------------------------------------------------------------------------
RBHA Contract                      X            X           X         X      X       X



-------------------------------------------------------------------------------------------
RBHA Contract                      X            X           X         X      X       X





-------------------------------------------------------------------------------------------
Office of             X            X            X           X         X      X       X
Behavioral
Health
Licensure;
ADHS/DBHS/RBHA
Contract
-------------------------------------------------------------------------------------------

Revised Nov 11-01                                                     SCHEDULE V
Effective 7-01-01                Page 2 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                              Deliverable Requirements
------------------------------------------------------------------------------------

   Reference              Deliverable                Due Date             Submit To
------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Fraud & Abuse Report       Per incident within 5       QM Unit
Contract                                      days.
------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Restraint and Seclusion    5th day of each month.      QM Unit
Contract           Report (SMI & Children
                   Level 1 Facility)
------------------------------------------------------------------------------------
ADHS/DBHS          Medical Care Evaluation    Annually no later than      QM Unit
Policy; AHCCCS     Studies                    August 15 each fiscal
Rules              (Inpatient/RTC/PHF)        year.
------------------------------------------------------------------------------------
RBHA Contract      Contractor's Policies &    Annually no later than      QM Unit
                   Procedures                 October 15 each fiscal
                                              year; updates within 30
                                              days of revision.
------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Policies or Codes          Prior to implementation     QM Unit
Contract           Governing Agency's         for review/approval and
                   Operational Ethics         Annually thereafter.
------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Agency QM/UM Plan and      Annually no later than      QM Unit
Contract,          Annual Review              October 1 each fiscal
AHCCS Rules                                   year.
------------------------------------------------------------------------------------
RBHA Contract      QM Site Visit and/or       15 days after receipt of    QM Unit
                   Chart Audit Plan of        report.
                   Correction Report
------------------------------------------------------------------------------------
ADHS/DBHS Policy   Agency's Training Plan     Annually no later than      Training &
& RBHA Contract                               June 15 each fiscal year;   Technical
                                              updates within 30 days of   Assistance
                                              revision                    Specialist
------------------------------------------------------------------------------------
ADHS/DBHS Policy   Agency's Training Report   Annually no later than      Training &
& RBHA Contract                               August 15 each fiscal       Technical
                                              year.                       Assistance
                                                                          Specialist
------------------------------------------------------------------------------------
RBHA Contract      Housing Plan               Annually no later than      Housing
                                              October 1 each fiscal       Specialist
                                              year.
------------------------------------------------------------------------------------
ADHS/DBHS/RBHA     Monthly Priority           10 days after month-end.    GMH/SA/
Contract           Admissions and Capacity                                Crisis
                   Information Reports                                    Network
                   (complete for each                                     Manager
                   program receiving SAPT
                   Block Grant funding)
------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  Deliverable
  Requirements                               By Funding/Program Type
---------------------------------------------------------------------------------------------
                                Risk-Based                 Tobacco                  Specialty
   Reference       Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                       X            X           X         X      X       X
Contract
---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA          X            X
Contract

---------------------------------------------------------------------------------------------
ADHS/DBHS               X            X
Policy; AHCCCS
Rules
---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X       X



---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                       X            X           X         X      X       X
Contract

---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                       X            X           X         X      X       X
Contract,
AHCCS Rules
---------------------------------------------------------------------------------------------
RBHA Contract                        X            X           X         X      X       X


---------------------------------------------------------------------------------------------
ADHS/DBHS Policy                     X
& RBHA Contract


---------------------------------------------------------------------------------------------
ADHS/DBHS Policy                     X
& RBHA Contract


---------------------------------------------------------------------------------------------
RBHA Contract                        X


---------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA                                    X
Contract




---------------------------------------------------------------------------------------------

Revised Nov 11-01                                                     SCHEDULE V
Effective 7-01-01                Page 3 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                   SUBCONTRACT AGREEMENT
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                               Deliverable Requirements
-----------------------------------------------------------------------------------------

   Reference             Deliverable                   Due Date             Submit To
-----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA   Annual Substance Abuse       10 days after                GMH/SA/Crisis
Contract         Treatment Program            Contractor's receipt of      Network
                 Inventory Data Collection    the form from ADHS/DBHS      Manager
                 Form                         or RBHA.
-----------------------------------------------------------------------------------------
ADHS/DBHS        Tobacco Tax Quarterly        25 days after quarter-end.   SMI Network
Policy; RBHA     Report                                                    Manager
Contract
-----------------------------------------------------------------------------------------
RBHA Contract    Intake Assessment Form       Within 72 hours of intake.   MIS
                 Assessment A                                              Coordinator
                 Assessment B
                 Treatment Plan for
                 Offenders Eligible for
                 Aftercare Services
-----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA   COOL Non-Compliance Report   Within 24 hours of           Correctional
Contract                                      occurrence.                  Officer/
                                                                           Offender
                                                                           Liaison
-----------------------------------------------------------------------------------------
ADHS/DBHS/RBHA   COOL Monthly Progress        5 days following             Correctional
Contract         Report                       enrollment and every 30      Officer/
                                              days thereafter.             Offender
                                                                           Liaison
-----------------------------------------------------------------------------------------
RBHA Contract    Monthly Homeless SMI         15 days after month-end      SMI Network
                 Project Form                                              Manager
-----------------------------------------------------------------------------------------
ADHS/DBHS/RSA/   Vocational Rehabilitation    15 days after quarter-end.   Vocational
IGA; RBHA        Quarterly Report                                          Rehabilitation
Contract                                                                   Specialist
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Deliverable
 Requirements                             By Funding/Program Type
-------------------------------------------------------------------------------------------
                              Risk-Based                 Tobacco                  Specialty
   Reference     Form Req'd   & KidsCare   Subvention   Tax-Subv.   COOL   RAPP   Programs
-------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA        X                         X
Contract


-------------------------------------------------------------------------------------------
ADHS/DBHS             X                                     X
Policy; RBHA
Contract
-------------------------------------------------------------------------------------------
RBHA Contract                                                         X





-------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA        X                                               X
Contract


-------------------------------------------------------------------------------------------
ADHS/DBHS/RBHA        X                                               X
Contract


-------------------------------------------------------------------------------------------
RBHA Contract         X                                                      X

-------------------------------------------------------------------------------------------
ADHS/DBHS/RSA/        X            X
IGA; RBHA
Contract
-------------------------------------------------------------------------------------------

Revised Nov 11-01                                                     SCHEDULE V
Effective 7-01-01                Page 4 of 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                     AMENDMENT NO. 3
       Regional Behavioral                    CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                                  ATTACHMENT 10
                           HB 2003 Children's Services
                              Covered Service Codes
                                 Reference Sheet

-------------------------------------------------------------------------------------------------
           Prior to October 3, 2001                          October 3, 2001 Forward
-------------------------------------------------------------------------------------------------
                    CHILD                                             CHILD
-------------------------------------------------------------------------------------------------
Encountered as Title XIX if a Title XIX Child     Encountered as Title XIX if a Title XIX Child
-------------------------------------------------------------------------------------------------
Encountered as HB 2003 if a Non-Title XIX Child   Encountered as HB 2003 if a Non-Title XIX Child
-------------------------------------------------------------------------------------------------
90801      Psychiatric Evaluation                 90801   Psychiatric Evaluation
-------------------------------------------------------------------------------------------------
90862      Medication Management                  90862   Medication Management
-------------------------------------------------------------------------------------------------
W2300      Out-Patient Individual Therapy         W2300   Individual Counseling - Office
                                                  -----------------------------------------------
                                                  W2151   Individual Counseling - Out of Office
-------------------------------------------------------------------------------------------------
W2351      Out-Patient Group Therapy              W2351   Group Counseling
-------------------------------------------------------------------------------------------------
80100      Alcohol/Drug Screening                 N/A
-------------------------------------------------------------------------------------------------
N/A                                               Z3060   Respite
-------------------------------------------------------------------------------------------------
                    ADULT                                             ADULT
-------------------------------------------------------------------------------------------------
W2050      Screening / Assessment                 W4005   Assessment - Comprehensive
-------------------------------------------------------------------------------------------------
90801      Psychiatric Evaluation                 90801   Psychiatric Evaluation
-------------------------------------------------------------------------------------------------
90862      Medication Management                  90862   Medication Management
-------------------------------------------------------------------------------------------------
W2300      Out-Patient Individual Therapy         W2300   Individual Counseling - Office
                                                  -----------------------------------------------
                                                  W2151   Individual Counseling - Out of Office
-------------------------------------------------------------------------------------------------
                    FAMILY                                            FAMILY
-------------------------------------------------------------------------------------------------
W2050      Screening / Assessment                 W4005   Assessment - Comprehensive
                                                  -----------------------------------------------
                                                  W4001   Assessment - General
-------------------------------------------------------------------------------------------------
W2350      Family Therapy                         W2350   Family Counseling - Office
-------------------------------------------------------------------------------------------------
W2152      In-Home Family Therapy                 W2152   Family Counseling - Out of Office
-------------------------------------------------------------------------------------------------
W2200      In-Home Behavior Management            W4006   Living Skills Training
                                                  -----------------------------------------------
                                                  W4020   Health Promotion
                                                  -----------------------------------------------
                                                  W4044   Personal Assistance
                                                  -----------------------------------------------
                                                  W4046   Family Support
-------------------------------------------------------------------------------------------------
CM400      Case Management                        W4040   Case Management - BHP - Office
                                                  -----------------------------------------------
                                                  W4041   Case Management - BHP - Out of Office
                                                  -----------------------------------------------
                                                  W4042   Case Management - BHT - Office
                                                  -----------------------------------------------
                                                  W4043   Case Management - BHT - Out of Office
-------------------------------------------------------------------------------------------------
CM200,     Case Management / Transportation       A0110   Transportation
CM400,                                            A0160
or CM600                                          Z3610
                                                  Z3620
                                                  Z3621
                                                  Z3643
                                                  Z3648
                                                  Z3724
-------------------------------------------------------------------------------------------------

Effective 10-03-01                Page 1 of 1                             HB2003

[LOGO] Community Partnership              SUMMARY OF BENEFITS/1/
       of Southern Arizona              Effective October 1, 2001
       Regional Behavioral                 PIMA COUNTY - GSA 5
       Health Authority

----------------------------------------------------------------------------------------------------------
      PRIORITY POPULATIONS               RATE CODE                TITLE XIX                TITLE XXI
----------------------------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                   TXIX        TXXI
                                   10xx-38xx
                                   43xx-50xx   6011-6015   All Covered Services/2/   All Covered Services/2/
                                   85xx-87xx
                                   9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI
     eligibility                      7000                          NA                     NA
----------------------------------------------------------------------------------------------------------
CHILDREN
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                   TXIX        TXXI
                                   10xx-38xx
                                   43xx-50xx   6011-6015   All Covered Services/2/   All Covered Services/2/
                                   85xx-87xx
                                   9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI
     eligibility                      7000                          NA                     NA
   . SEH
   . SED
----------------------------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                   TXIX        TXXI
                                   10xx-38xx   6011-6015
                                   43xx-50xx               All Covered Services/2/   All Covered Services/2/
                                   85xx-87xx
                                   9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI
     eligibility                      7000                          NA                     NA
----------------------------------------------------------------------------------------------------------
   . Court-Ordered Treatment
     (GSA 5 only)                     7099                          NA                     NA
----------------------------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                         TXIX
                                   10xx-38xx; 43xx-50xx;   All Covered Services/2/   All Covered Services/2/
                                   85xx-87xx; 9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX  or Title
     XXI eligibility
   . Pregnant Women
   . Intravenous (IV) Drug
     Abusers                                7000                    NA                     NA
   . HIV Drug Abusers
   . Parents of Children in
     Treatment
   . Discharge from Detox
----------------------------------------------------------------------------------------------------------
   . Court-Ordered Treatment
     (GSA 5 only)                           7099                    NA                     NA
----------------------------------------------------------------------------------------------------------
TOBACCO TAX                                 9000                    NA                     NA
----------------------------------------------------------------------------------------------------------
COOL                                        7000                    NA                     NA
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      PRIORITY POPULATIONS                        NON-AHCCCS (SUBVENTION)
----------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)

                                                            NA


----------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI
     eligibility                                   All Covered Services/2/
----------------------------------------------------------------------------------------
CHILDREN
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)

                                                            NA


----------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI
     eligibility                                   All Covered Services/2/
   . SEH
   . SED
----------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)

                                                            NA


----------------------------------------------------------------------------------------
Non-AHCCCS                         Exclude Inpatient; Hospital; Residential; Medications
   . Lost Title XIX or Title XXI             and Non-Emergency Transportation
     eligibility
----------------------------------------------------------------------------------------
   . Court-Ordered Treatment
     (GSA 5 only)                    All Covered Services/2/, Except Inpatient Hospital
----------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                                         NA


----------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX  or Title
     XXI eligibility
   . Pregnant Women                      Exclude Inpatient; Hospital; Residential;
   . Intravenous (IV) Drug               Medications and Non-Emergency Transportation
     Abusers
   . HIV Drug Abusers
   . Parents of Children in
     Treatment
   . Discharge from Detox
----------------------------------------------------------------------------------------
   . Court-Ordered Treatment
     (GSA 5 only)                    All Covered Services/2/, Except Inpatient Hospital
----------------------------------------------------------------------------------------
TOBACCO TAX                               Services According to Provider Contract
----------------------------------------------------------------------------------------
COOL                               Exclude Inpatient; Hospital; Residential; Medications
                                             and Non-Emergency Transportation
----------------------------------------------------------------------------------------

/1/ Exceptions to the Summary of Benefits may be made based on medical necessity as authorized by a psychiatrist.
/2/ All covered benefits includes those services listed in the CPSA Service Authorization Matrix effective October 3, 2001.

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 4
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

The Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation, is amended as follows:

1. To incorporate revisions to the Funding Allocation Schedule, which deletes the Sells Project amount effective September 1, 2001 and separates SEH amount. Schedule III is attached and is to be replaced in its entirety.

All other terms and conditions remain the same.

-----------------------------------------------------------------
RBHA:                   Community Partnership of Southern Arizona
                        -----------------------------------------
Signature:
                        -----------------------------------------
Print Name and Title:   Neal Cash, Chief Executive Officer
                        -----------------------------------------
Date:
-----------------------------------------------------------------
Contractor:             The Providence Service Corporation
                        -----------------------------------------
Signature:
                        -----------------------------------------
Print Name and Title:   Mary J. Shea, President,
                        Providence of Arizona, Inc.
                        -----------------------------------------
Date:
-----------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 4
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01/02
--------------------------------------------------------------------------------

                           FUNDING ALLOCATION SCHEDULE
                                (Following Page)

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 5
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority              The Providence Service Corporation
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01-02
--------------------------------------------------------------------------------

The Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation, is amended as follows:

1) Purpose of Amendment: To incorporate the Project M.A.T.C.H. staffing requirements and method of reimbursement for costs associated with staffing and mileage.

2)   Amendment Effective Dates: October 1, 2001 to August 31, 2002 for Grant
     Year 3.

3) Amend Schedule 1-A, Special Provisions, Risk-Based Adult and Children's Services, Section J. Children's Services, to add paragraph 8. to read as follows:

          8.   Project M.A.T.C.H.:

               a. Through a subcontract agreement with the State of Arizona Department of Health Services, the RBHA receives grant funds from Substance Abuse and Mental Health Services Administration (SAMHSA) to plan and implement a family-centered, community based, culturally relevant, integrated service delivery approach for Serious Emotionally Disturbed (SED) children and adolescents in Pima County (GSA
                    5) with multiple needs provided through a single system of care. The process for service delivery, known as Project M.A.T.C.H. (Multi-Agency Team for Children) shares pooled resources from the behavioral health system, Child Protective Services, Developmental Disabilities, Pima County Juvenile Court Center and the Arizona Department of Juvenile Corrections to develop a single, family-centered, individualized case plan and provide family-centered, community-based, culturally relevant, integrated services to children enrolled with CPSA and assigned to a Risk-based Provider in Pima County. Within the single system of care, Project M.A.T.C.H. fully embraces and implements the J.K. Principals (Arizona Vision). Contractor shall adhere to all aspects of the Project M.A.T.C.H. grant including the staffing and reporting requirements as outlined in Schedule II-E Scope of Work, Project M.A.T.C.H.

4) Amend Schedule 1-A, Special Provisions, Risk-Based Adult and Children's Services, Section O. Method of Compensation, to add paragraph 5 to read as follows:

          5. Project M.A.T.C.H.: Payments due to the Contractor shall be determined on a cost reimbursement basis and paid to the Contractor in accordance with the following:

               a.   Contractor shall submit a Contractor's Expenditure Report
                    (CER) by the fifteenth (15th) day following the end of the month in which Project M.A.T.C.H. staffing and travel expenses were incurred. The CER shall detail salaries, ERE or flex cafeteria plan, and mileage (not to exceed IRS maximum allowable) for the reporting period commencing October 1, 2001 through August 31, 2002. Copies of all reimbursed mileage reports and related payroll reports must be attached to the CER to support the monthly expenses reported and requested for reimbursement.

                    i. ERE includes FICA, health, dental, life insurance, disability, workman's compensation and state unemployment.

               b. Reimbursements will be distributed based on actual expenditures reported by the Contractor and approved by CPSA. The RBHA shall reimburse the Contractor within fifteen
                    (15) days of receipt and approval of the CER.

5) Add Schedule II-E, Scope of Work, Project M.A.T.C.H. - Program Development. Scope of Work is included.

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 5
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority        -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01-02
--------------------------------------------------------------------------------

                                  SCHEDULE II-E
                                  SCOPE OF WORK
                 Project MATCH (Multi-Agency Team for Children)

A.   Purpose of Program:

     To advance the implementation of the Arizona Vision and Arizona Principles to assure collaboration and coordination of care for children and families in Pima County.

     To develop and implement behavioral health system of care principles and practices that utilize facilitation of child and family teams for identifying needs and planning for interventions for youth and families participating in the program. Child and Family Teams bring together as needed; staff and family supports from the behavioral health provider network, Child Protective Services, Division of Developmental Disabilities, Pima County Juvenile Court Center, Arizona Department of Juvenile Corrections, School representatives, and other community resources important to the family, in order to collaborate in meeting the needs of identified SED youth/families who meet the criteria for participation in the program. The purpose shall be implemented within the identified structures and processes of the Federal Project MATCH grant.

B.   Contract Date:

     October 1, 2001 through August 31, 2002

C.   Federal Grant Requirements:

     Contractor agrees to comply with all applicable rules and requirements governing the receipt of federal grants, including but not limited to Federal Law 31 CFR Part 205, Cash Management Improvement Act (CMIA), and the Federal OMB Circular A-133, Audit of States, Local Governments and Non-Profit Organizations.

D.   Accounting for Funds:

     All federal grant funds received shall be separately accounted for in accordance with CFR 45, Part 92, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments.

G.   Minimum Staff Requirements:

     1. The provider network will employ three fulltime staff who will participate in the implementation of a system of care based on the Arizona Vision and JK Principles. Job descriptions for the grant funded positions will be developed and revised according to the policies and practices of the system of care within the identified structures and processes of the Federal grant. The positions employed by the provider networks are:

          .    Care Coordinator
          .    Care Coordination Aide
          .    Family Involvement Coordinator

     2. The provider network will house staff at network site(s) and provide opportunities for regularly scheduled meetings with other Project MATCH staff for technical assistance, training, additional clinical supervision, and collaborative activities as required for system of care development. Staff recruitment, hiring process and supervision will be provided within the identified structures and processes of the Federal grant. The provider network shall provide the day-to-day supervision of the grant funded positions. All Federal requirements related to employment and compensation must be implemented.

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 5
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority        -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01-02
--------------------------------------------------------------------------------

H.   Service Availability:

     The provider network will provide a full range of services as defined under the CPSA Authorized Service Matrix. Project MATCH Flex funds are available for goods and/or services needed for enrolled children and families according to the definition and use described in the Covered Services Behavioral Health Guide. Project MATCH funds may not be used to supplant existing community services.

I.   Population Served:

     Project MATCH may serve youth and their families who reside in Pima County and meet the following criteria:

     1. Enrolled in a behavioral health network and participate with at least one other system of care, which includes; Child Protective Services, Division of Developmental Disabilities, Special Education, Pima County Juvenile Court Center, Department of Juvenile Corrections or Tohono O'Odham Child Welfare.

     2.   Have a DSM IV diagnosis, excluding V codes.

     3. Preference is given to youth who can live with a family or identified guardian and benefit from community-based services and support that will maintain the youth in that setting while helping to promote enhanced functioning in the community.

J.   Member Eligibility:

     All children, regardless of funding source, are eligible for referral to Project MATCH. This includes Title XIX youth, Title XXI youth and youth whose services are provided through subvention funding. Determination of appropriateness for participation of the child and family in the collaborative system of care is made following referral by the provider network Project MATCH Care Coordinator following referral.

K.   Referrals:

     Referral to Project MATCH may be made by the following sources:

          .    Parents/families
          .    Behavioral health provider networks
          .    Child Protective Services
          .    Division of Developmental Disabilities
          .    Pima County Juvenile Court Center
          .    Arizona Department of Juvenile Corrections
          .    Special education

     Following the referral, the child and family receive specific orientation to engage the family in the broad system of care services and evaluation process.

L.   Member Intake and Enrollment:

     Referral to Project MATCH requires enrollment in the behavioral health system of care and provision of services in at least one other system as identified in sections I and K. Children and families referred to Project MATCH are enrolled and assigned to a children's provider network following CPSA established protocol prior to referral to Project MATCH. If a referral is made for a child not currently enrolled in CPSA, an intake is requested to determine the need for enrollment in the behavioral health system of care.

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 5
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority        -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01-02
--------------------------------------------------------------------------------

M.   Member Assessment:

     Member assessment is completed during enrollment with behavioral health provider network. Ongoing evaluation continues during treatment planning and the treatment implementation process.

N.   Length of Stay:

     Once enrolled as a Project MATCH participant, the youth / family remain eligible for continued services as long as they are enrolled with the provider network.

O.   Evaluation Methodology:

     The evaluation process for the Grant is conducted by the University of Arizona. The provider network is required to work collaboratively with the contracted evaluation component of the Grant to ensure grant evaluation requirements are met.

P.   Program Description:

     A narrative explanation of program development activities to expand the system of care principles using the grant funded positions as models, coaches and system "Champions" is due 30 days after contract signature. Specific descriptions of plans and timelines for the development of family involvement structures for the network's system of care will be included. Criteria described within the program description will identify fidelity measures (for example, pre-test and post-test results) to assure that performance indicators developed by provider and approved by CPSA are used to determine compliance.

Q.   Orientation / Training:

     The care coordinator, case aide and family involvement coordinator as representatives of the provider network at the child and family team should be well oriented to the overall system of care philosophy and the provider network framework for ensuring family involvement at all levels of the provider network organization. Staff should be knowledgeable of the policy regarding the use of flex funds and be able to recommend the use of flex funds following the Accessing Flex Funds policy and procedure. The child / family team will identify the type of service(s) needed during the treatment planning process.

R.   Family Involvement:

     The provider network will develop structures, policies and procedures, an business practices that demonstrate a commitment to involving family members of enrolled children as partners in treatment for children and business operations. Family member participation with the hiring process of grant funded positions is required. It is recommended that the provider network consider implementation of the following activities to demonstrate commitment to family involvement:

          .    Creation of family member seat on the Board of Directors,

          .    Development of a network specific Family Advisory Council, and

          .    Development of Family Support Organization run by family members.

     The provider network will provide a specific plan and timeline for increasing family involvement in the Program Description required within 30 days of contract signature.

--------------------------------------------------------------------------------
[LOGO] Community Partnership             FEE FOR SERVICE and RISK-BASED
       of Southern Arizona                      AMENDMENT NO. 5
       Regional Behavioral                     CHILDREN SERVICES
       Health Authority        -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 01-02
--------------------------------------------------------------------------------

All other terms, conditions and provisions of the Subcontract Agreement shall remain unchanged.

-----------------------------------------------------------------
RBHA:                   Community Partnership of Southern Arizona
                        -----------------------------------------
Signature:
                        -----------------------------------------
Print Name and Title:   Neal Cash, Chief Executive Officer
                        -----------------------------------------
Date:
-----------------------------------------------------------------
Contractor:             The Providence Service Corporation
                        -----------------------------------------
Signature:
                        -----------------------------------------
Print Name and Title:   Mary J. Shea, President,
                        Providence of Arizona, Inc.
                        -----------------------------------------
Date:
-----------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

The Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation, is amended as follows:

1. Effective July 1, 2002, to incorporate changes in Subcontract Boilerplate resulting from ADHS/DBHS' Amendment 12.

     a.   Entire Subcontract Agreement is revised and attached.

---------------------------------------------------------------------------------
RBHA:                   Community Partnership of Southern Arizona
                        ---------------------------------------------------------
Signature:
                        ---------------------------------------------------------
Print Name and Title:   Neal Cash, Chief Executive Officer
                        ---------------------------------------------------------
Date:
=================================================================================
Contractor:             The Providence Service Corporation
                        ---------------------------------------------------------
Signature:
                        ---------------------------------------------------------
Print Name and Title:   Boyd Dover, President, The Providence Service Corporation
                        ---------------------------------------------------------
Date:
---------------------------------------------------------------------------------
Signature:
                        ---------------------------------------------------------
Print Name and Title:   Mary J. Shea, President, Providence of Arizona, Inc.
                        ---------------------------------------------------------
Date:
---------------------------------------------------------------------------------

Final Sep 30-02
Effective 7-01 -02                   Page 1

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

"RBHA":         Community Partnership of Southern Arizona
                4575 E. Broadway Blvd.
                Tucson, Arizona 85711
                Neal Cash, Chief Executive Officer


"CONTRACTOR":   THE PROVIDENCE SERVICE CORPORATION
                620 N. Craycroft
                Tucson, AZ 85719
                Boyd Dover, President
                Phone: 748-7108

A.   RECITALS:

     1. The Regional Behavioral Health Authority ("RBHA") is an Arizona nonprofit corporation that has been designated by the Arizona Department of Health Services ("ADHS") as a Regional Behavioral Health Authority and that has contracted with ADHS to provide or arrange for the provision of behavioral health services to eligible populations within Geographic Service Areas (3) and (5) during the period July 1, 2000 through June 30, 2005.

     2. The Contractor ("Contractor") is an Arizona corporation that has been designated by the RBHA as a Provider and that has contracted with Community Partnership of Southern Arizona (CPSA) to provide or arrange for the provision of behavioral health services to eligible populations identified in Schedule II, Scope of Work within Geographic Service Area (5).

     NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, the RBHA and the Contractor agree as follows:

B.   DEFINITIONS:

     As used throughout this Subcontract, the following terms shall have the meanings set forth herein, the RBHA and the Contractor agree as follows:

     1. "ADAMHA" is the former name of Substance Abuse and Mental Health Services Administration (SAMHSA).

     2.   "ADES" means the Arizona Department of Economic Security.

     3.   "ADHS" means the Arizona Department of Health Services.

     4. "ADHS Covered Behavioral Health Services Guide" means the document, including appendices, that list all covered services and which may be amended or supplemented from time to time.

     5. "ADHS Information System" means the ADHS CIS and CEDAR Information System in place or any other data collection and information system as may be established by ADHS or the RBHA.

     6. "ADHS Policy and Procedures Manual" means the document published by the ADHS that defines the policies and procedures applicable to behavioral health services made available in Arizona by or through ADHS, as may be amended or supplemented from time to time.

     7. "ADHS Requirements" means those acts and forbearances pertaining to mental health services funded in whole or in part by ADHS specified in the ADHS manual or under any provisional, interim, temporary or final rules and regulations of ADHS.

Final Sep 30-02
Effective 7-01 -02                   Page 2

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     8. "ADHS Service Matrix" means the document that lists all covered services and the rates to be paid in the absence of a subcontract for each covered service, as may be amended or supplemented from time to time.

     9. "ADHS Uniform Financial Reporting Requirements" means such requirements for financial reporting as may be established under the ADHS requirements, the DBHS Manual, or final rules or regulations promulgated by ADHS.

     10. "Administrative Appeal" means a written formal request for review of a decision made by the RBHA or ADHS.

     11. "Administrative Services" means the services (other than the direct provision of behavioral health services including case management) to eligible and enrolled persons, necessary to manage the behavioral health system, including, but not limited to: provider relations and contracting, provider billing, executive management, accounting, information technology services, processing and investigating grievances and appeals, legal services (including any legal representation of the Contractor at administrative hearings concerning the RBHA's decisions and actions), strategic business planning, program development and evaluation, human resource management, provider auditing and monitoring, utilization review and management and quality assurance.

     12. "Adult" means a person 18 years of age or older, unless the term is given a different definition by statute, rule or policies adopted by the ADHS or AHCCCS.

     13. "AHCCCS" means the Arizona Health Care Cost Containment System as defined in A.R.S. (S) 36-2901, et. seq.

     14.  "AHCCCSA" means AHCCCS Administration.

     15. "AHCCCS Requirements" means those acts and forbearances pertaining or relating to mental health and substance abuse services funded in whole or in part by Title XIX or TXXI, required under any provisional, interim, temporary or final rules and regulations promulgated by AHCCCSA.

     16. "AHCCCSA Standards" means the standards established by AHCCCSA in Rules, the ADHS policies and procedures, the AHCCCS Medical Policy Manual, the Title XIX State Plan, the Title XXI State Plan, applicable federal and state statutes and rules and any subsequent amendments thereto.

     17. "Ancillary Services" means covered behavioral health services that are provided to support associated treatment, rehabilitative and supportive services but are not directly beneficial to the behavioral health condition.

     18. "APIPA" means Arizona Physicians IPA, an AHCCCS Health Plan with which the RBHA contracts for management information system services and claims processing.

     19. "Appeal" means a formal request for review of a decision made by the Contractor or a Subcontracted Provider related to eligibility for Covered Services or the appropriateness of treatment services provided.

     20. "Arizona Administrative Code" (AAC) is the official compilation of the state regulations and rule established pursuant to relevant statutes and may be accessed at:
          http//www.sosaz.com/public_services/Table_of_Contents.htm

     21.  "Arizona Level of Functioning Assessment Service Level Checklist"
          (ALFA) means a rating instrument used for risk stratification and for prediction of long term service utilization.

Final Sep 30-02
Effective 7-01 -02                   Page 3

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     22. "Arizona Long Term Care" means a program under AHCCCSA that delivers long term, acute and behavioral health care services to eligible members, as authorized by ARS 36-2931 et. seq.

     23. "A.R.S." means the Arizona Revised Statutes, as amended and may be accessed at: http.//www.azleg.state.az.us/ars/ars.htm

     24. "Assertive Community Treatment" means a team which offers an array of services that are provided by community-based, mobile behavioral health treatment teams to persons who are seriously mentally ill wherever they are found, 24 hours a day, 7 days per week. The team composition for the HB2003 project is: team staff to client ratio of no more than 1 to 12; a minimum of 8 hours per week for each 50 clients of psychiatrist time; one masters level team leader for ever 120 clients; a minimum 8 hours a week for 50 clients of Team RN time; one team vocational (rehabilitation) specialist for every 120 clients; and a minimum 50% team contact out of office.

     25. "Assigned Member" means an enrolled member assigned to the Contractor by the RBHA.

     26. "Bed Hold" means a twenty-four (24) hour per day unit of service that is authorized by the Contractor which may be billed despite the member's absence from the facility. Bed hold days may not exceed 21 total days per contract year per member. Bed holds are applicable for member absent from a Residential Treatment Center licensed as a Level 1 intensive behavioral health facility and accredited by JCAHO, COA or CARF for the following:

          a. Short term hospitalization leave may be authorized when medically necessary

          b. Therapeutic leave may be authorized to enhance psychosocial interaction or on a trial basis as part of discharge planning.

     27. "Benefit Year" means a period from October 1 of a calendar year through and including September 30 of the following calendar year.

     28. "Behavioral Health Disorder" means mental illness and/or substance abuse/dependence.

     29. "Behavioral Health Medical Practitioner" means a medical practitioner, i.e. physician, physician assistant, nurse practitioner, with at least one year of full-time behavioral health work experience as specified in A.A.C. Title 9, Chapter 20.

     30. "Behavioral Health Professional" means a psychiatrist, behavioral health medical practitioner, psychologist, social worker, counselor, marriage and family therapist, substance abuse counselor or registered nurse with at least one year of full-time behavioral health work experience and who meets the requirements of A.A.C. Title 9, Chapter 20.

     31. "Behavioral Health Paraprofessional" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

     32. "Behavioral Health Services" means services to treat or prevent a behavioral health disorder. Behavioral health services include services for both mental and substance abuse conditions.

     33. "Behavioral Health Technician" means a staff member of a licensed behavioral health service agency as specified in A.A.C. Title 9, Chapter 20.

     34. "Board Eligible for Psychiatry" means documentation of completion of a accredited psychiatry residency program approved by the American College of Graduate Medical Education, or the American Osteopathic Association. Documentation would included either a certificate of residency training including exact dates, or a letter of verification of residency training from the training director including the exact dates of training.

Final Sep 30-02
Effective 7-01 -02                   Page 4

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     35. "Breach" means a failure to perform by the Contractor or any Subcontractor hereunder or under any Subcontract (including a breach that is of an inadvertent, technical or isolated nature and including a breach that is not capable of correction or that is capable of correction but in fact is not corrected), that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, the RBHA, any Subcontractor or any eligible or enrolled person.

     36. "Budget Term" means the period of time within a Contract Year for which funds have been allocated to the Contractor.

     37. "Capacity" means the number of members for which a Contractor will receive case rate payments.

     38. "Case Rate" means the amount to be multiplied by capacity to determine monthly payments to the Contractor from the RBHA.

     39. "Case Management Services" means supportive services provided to enhance treatment compliance and effectiveness. Activities include assistance in accessing, maintaining, monitoring and modifying covered services; assistance in finding resources, communication and coordination of care, outreach and follow-up of crisis contacts or missed appointment.

     40. "Categorically Linked Title XIX Member" means an AHCCCS member eligible for Medicaid under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social Security Act (previously AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI), SSI-related groups.

     41. "Certified Psychiatric Nurse Practitioner" means a registered nurse licensed according to A.R.S. Title 32, Chapter 15 and certified under the American Nursing Association's Statement and Standards for Psychiatric-Mental Health Clinical Nursing Practice as specified in A.A.C. Title 4, Chapter 19, Article 505.

     42. "Certification of Need for Inpatient Psychiatric Services" means a specific federal requirement for treatment in inpatient hospitals (42 CFR 456.60); inpatient psychiatric facilities inclusive of residential treatment centers and subacute facilities (42 CFR 441.152); and mental hospitals (42 CFR 456.160).

     43. "C.F.R." means Code of Federal Regulations and may be accessed at: http.//www.access.gpo.gov/nara/cfr/

     44. "Child" means a person who is under the age of 18, unless the term is given a different definition by statute, rule or policies adopted by the ADHS or AHCCCS.

     45. "Children with Special Health Care Needs (CSHCN)", means children under the age 19 who are: blind/disabled children and related populations (eligible for SSI under Title XVI); children eligible under section 1902(e)(3) of the Social Security Act (Katie Becket); in foster care or other out-of-home placement, receiving foster care or adoption assistance; or receiving services through a family centered community-based coordinated care system that receives grant funds under section 501(a)(1)(D) of Title V (CRS).

     46. "Claim" means a properly completed CMS 1500 or UB 92 which is submitted on paper or transmitted electronically and which is to be received and processed for the purpose of fee-for-service payment of services performed by Contractor or its Subcontracted Providers for members.

     47. "Clean Claim" means a claim that successfully passes all adjudication edits.

Final Sep 30-02
Effective 7-01 -02                   Page 5

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     48. "Clinical Supervision" means the review of skills and knowledge and guidance in improving or developing skills and knowledge provided by an individual meeting the requirement of A.A.C. Title 9, Chapter 20,
          Article 2.

     49.  "CMS" means the Center for Medicare and Medicaid Services, (formally
          HCFA), an organization within the U.S. Department of Health and Human Services which administers the Medicare and Medicaid programs and the State Children's Health Insurance Program.

     50. "Collaborative Team" means a team that serves children/adolescents and includes all individuals involved in providing or potentially providing services to a client/family. The team may consist of the following, but is not limited to, enrolled individual, family members and representatives from agencies appropriate to the child's and family's needs, including mental health, health, substance abuse treatment, education, child welfare, juvenile justice, vocational counseling and rehabilitation.

     51. "Community Service Agency" means an agency that is contracted by the RBHA or a Comprehensive Service Network and registered with AHCCCS to provide rehabilitation and support services consistent with the staff qualifications and training. Community Service Agencies are not required to be licensed through the Office of Behavioral Health Licensure. Refer to the ADHS Covered Services Guide for details.

     52. "Comprehensive Service Network" (formally "Risk-based Provider") means an Arizona corporation under contract with the RBHA to provide or arrange for the provision of substance abuse and behavioral health services to eligible populations.

     53. "Continued Stay Review" means the process required for Title XIX funding by which stays in inpatient hospitals (42 CFR 456.128 to 132), inpatient psychiatric facilities inclusive of residential treatment centers and subacute facilities (42 CFR 441.155(c), and mental hospitals (42 CFR 456.233 to 238) are reviewed to determine the medical necessity and appropriateness of continuation of the member's stay at an inpatient level of care.

     54. "Contract" means the Contract between the RBHA and ADHS effective as of July 1, 2000 and issued under ADHS RFP No. H0-001.

     55. "Contract Term" means the time period between the begin date and end date during which time this Subcontract shall remain in full force and effect, subject to the terms herein.

     56. "Contract Value" means the funding amount for the entire term of this Subcontract.

     57. "Contract Year" means a period from July 1 of a calendar year through and including June 30 of the following year.

     58. "Co-Insurance" means the amount an individual must pay for services after their Other Insurance Coverage (OIC) has paid their liable portion for the service provided.

     59. "Coordination of Benefits (COB)" means coordination of benefits used when two or more insurance carriers share in the liability of payment for an individual's medical claims, not to exceed 100% of the initial value of the services provided.

     60. "Copayments" means payments required of or permitted to be charged to members for Covered Services under the ADHS Manual or any future equivalent thereof, as same may be amended or replaced from time to time. Also means the amount an individual must pay for a service benefit.

     61.  "Counselor" means

          a. an individual who is certified as an associate counselor or professional counselor according to A.R.S. Title 32, Chapter 33,
               Article 6;

Final Sep 30-02
Effective 7-01 -02                   Page 6

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          b. until October 3, 2003, an individual who is certified by the National Board of Certified Counselors; or

          c. an individual who is licensed or certified to provide counseling by a government entity in another state if the individual:

               i. has documentation of submission of an application for certification as a professional counselor or associate counselor according to A.R.S. Title 32, Chapter 33, Article 6; and

               ii. is certified as a professional or associate counselor according to A.R.S. Title 32, Chapter 33, Article 6, within two years after submitting the application.

     62. "Covered Services" means those listed in the ADHS Service Matrix as attached herein as CPSA Authorized Service Matrix.

     63. "Covered Service Rate" means the amount to be valued for encounter purposes by the RBHA or by the Fiscal Agent for Covered Services.

     64. "CPSA Authorized Services Matrix" means the document published by the RBHA, which incorporates the ADHS Service Matrix and other requirements and/or information as determined by the RBHA.

     65.  "Days" refers to calendar days unless otherwise specified.

     66.  "DBHS" means the Division of Behavioral Health Services within ADHS.

     67. "Deductible" means the amount an individual must pay before their Other Insurance Coverage (OIC) begins payment for covered services.

     68. "Designated Service Provider" means a Contractor selected for award as a Comprehensive Service Network in response to Solicitation GSA500 to serve one or more rural geographic area(s) or Subdivisions. The Designated Service Provider shall function as the primary service provider for the populations identified herein and shall establish and maintain a physical presence in the rural geographic Subdivision(s) awarded throughout the term of this Subcontract.

     69. "Director" means the Director of the Arizona Department of Health Services or his or her duly authorized representative.

     70. "Disenrolled Member" means a Contractor's member who has lost enrollment with the RBHA. The Contractor shall have no financial liability for services provided to any Contractor's member after the date of Contractor's member's disenrollment.

     71. "Early and Periodic Screening, Diagnosis and Treatment" (EPSDT) means a Medicaid comprehensive and preventative child health program for Title XIX individuals under the age of 21. This mandatory program for TXIX children requires that any medically necessary health care service identified in a screening be provided to an EPSDT recipient. The behavioral health component of the EPSDT diagnostic and treatment services for TXIX member under age 21 are covered by this Subcontract.

     72. "Eligible Person" means an individual who needs or is at risk of needing ADHS covered services. An eligible person may be one of the following:

          a. "Non-Title XIX/XXI Eligible Person" means an individual who needs or may be at risk of needing covered services, but does not meet Federal and State requirements for Title XIX or Title XXI eligibility.

Final Sep 30-02
Effective 7-01 -02                   Page 7

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          b. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

          c. "Title XXI Eligible Person" means an individual who meets Federal and State requirements for Title XXI eligibility.

     73. "Emergency Behavioral Health Service" is a behavioral health service provided for an emergency behavioral health condition and resulting in an unscheduled or unplanned visit, admission or other medical service to assess, relieve and/or treat the emergent condition.

     74. "Emergency Medical Condition" means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possess an average knowledge of health and medicine, could reasonably expect the absence of medical attention to result in: a) placing the patient's or others' health in serious jeopardy; b) serious impairment to bodily functions; or c) serious dysfunction of any bodily organ or part.

     75. "Encounter" means a properly completed CMS1500 or UB92 form which is submitted on paper or transmitted electronically and which is received and processed for the purpose of reporting prepaid services performed by the Contractor or Subcontracted Provider.

     76. "Enrollment" means the process by which a person who has been determined eligible becomes a member with ADHS and the RBHA.

     77. "Enrollment Date" means the earliest of the date of initial assessment of an unenrolled eligible person, the date the eligible person is recorded in Contractor's information system or the date the eligible person is recorded in the ADHS Client Information System.

     78. "Enrolled Member" means an individual who is enrolled with the RBHA and who is entitled to receive services pursuant to this Subcontract.

     79. "Explanation of Benefits" (EOB) means explanation of benefits used by an insurance carrier to explain the payment or denial of services for an individual insured.

     80. "Explanation of Medicare Benefits" (EOMB) means explanation of Medicare benefits used by Medicare (Non-Risk) to explain how Medicare paid for services of Medicare enrolled persons and/or why Medicare has denied payment for services.

     81. "Face-to-face" means in person or via telemedicine/video teleconference.

     82. "Fiscal Agent" means the RBHA or any agency, body or party with which the RBHA may contract for the processing of claims from and the payment of amounts due the Contractor for Covered Services and for the processing of encounters.

     83. "Fund Type" means the category of monies to provide reimbursement for Covered Services delivered to members meeting the requirements for the population to be served. The categories include Title XIX SMI, Title XXI SMI, Non-Title XIX/XXI SMI, Title XIX Children, Title XXI Children, Non-Title XIX Children, Title XIX General Mental Health, Title XXI General Mental Health, Non-Title XIX/XXI General Mental Health, Title XIX Drug, Non-Title XIX Drug, Title XIX Alcohol, Non-Title XIX Alcohol, Prevention, Federal Block Grant and Tobacco Tax.

     84.  "GAAP" means Generally Accepted Accounting Principles.

     85. "General Mental Health" (GMH) means behavioral health diagnoses and level of functional impairment that is moderate to severe but does not meet diagnostic and functional requirements for serious mental illness.

Final Sep 30-02
Effective 7-01 -02                   Page 8

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     86. "Gratuity" means payment, loan, subscription, advance, deposit of money, services, or anything of more than nominal value, present or promised, unless consideration of substantially equal or greater value is received.

     87. "Grievance" means a written complaint related to any act or omission of the Contractor or its Subcontracted Providers that a violation of the rights of an adult enrolled person with serious mental illness has occurred or currently exists. Ref: A.A.C. R9-21-401(B).

     88. Health Insurance Portability and Accountability Act of 1996 means Title II Subtitle F published by the United States Department of Health Human Services, the administrative simplification provisions and modifications thereof, and the Administrative Simplification Compliance Act of 2001.

     89. "House Bill 2003 (HB2003)" means House Bill 2003 which is an appropriation of $70 million dollars from the Tobacco Litigation Settlement. $50 million of this funding is dedicated to persons with serious mental illness and $20 million of this funding is dedicated to behavioral health services to families whose children are involved in the Arizona Department of Health Services and at least one other child-serving state agency.

     90. "Incurred But Not Reported" (IBNR) means liability for services rendered for which claims have not been received.

     91. "Independent Biller" means a provider who is registered with AHCCCS and may bill services independent of a licensed behavioral health facility.

     92. "Independent Practitioner" means a psychiatrist, psychologist, registered nurse practitioner, physician assistant, masters level independent therapist, who meets the qualification specified in A.A.C., Title 9, Chapter 20, and is ADHS and AHCCCS registered.

     93. "Indian Health Services (IHS)" means the bureau of the United States Department of Health and Human Services that is responsible for delivering public health and medical services to American Indians throughout the country. The federal government has direct and permanent legal obligation to provide health services to most American Indians according to treaties with Tribal Governments.

     94. "Individualized Education Program" (IEP) means a written statement for providing special education services to a child with a disability that includes the pupil's present levels of educational performance, the annual goals and the short-term measurable objectives for evaluating progress toward those goals and the specific special education and related services to be provided. (Per ARS (S) 15-761.10).

     95. "Inmate" means an individual who is serving time for a criminal offense or confined involuntarily in state, federal, county or municipal prisons, jails, detention facilities or other penal facilities. Federal Financial Participation (Medicare, Medicaid) is excluded for an inmate of a public institution, except when the inmate is a patient of a medical institution (hospital) for acute medical care.

     96. "Initial Contact" means the date any person first requests the RBHA or any other provider for covered services whether in person, by telephone or in writing under circumstances by which the person's identity is disclosed to the RBHA or provider.

     97. "Institution for Mental Disease" (IMD) means a hospital, nursing facility, or the institution of more than sixteen (16) beds that is primarily engaged in providing diagnosis, treatment or care of persons with mental diseases, including medical attention, nursing care and related services. An institution is an IMD if its overall character is that of a facility established and maintained primarily for the care and treatment of individuals with mental diseases (42 C.F.R.

Final Sep 30-02
Effective 7-01 -02                   Page 9

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          435.1009). In the State of Arizona Level 1 facilities with more than 16 beds are IMDs (except when connected with a General Medical Hospital);

          For more information on the Federal definition and an explanation of an IMD refer to the ADHS Covered Behavioral Health Services Guide.

     98. "Intensive Clinical Team" means a team which provides services to individuals to sustain them in regular, permanent housing and to assist them in achieving community living skills and/or gainful employment that may result in their attaining their highest level of self-sufficiency. Intensive Clinical Services are divided into urban and rural standards. An urban team is defined as a team staff to client ratio of no more than 1 to 12; psychiatrist time of 8 hours a week for each 50 clients; one masters level team leader for every 120 clients; team RN time of a minimum of 8 hours a week for 50 clients; one team vocational (rehabilitation) specialist for every 120 clients; one team substance abuse specialist for every 120 clients; and no set percentage of contact out of the office, but an expected minimum of 10%. Consumers served by a rural team will be followed for services by their existing case manager for the purpose of continuity, consistency, maintenance of relationship, and geographic location; have a minimum increase of 20% in cumulative services provided as clinically appropriate and/or medically necessary to facilitate recovery; and a minimum of 10% community contact (non-facility based).

     99. "Interagency Service Agreement" (ISA) means an agreement between two or more agencies of the State wherein an agency is reimbursed for services provided to another agency or is advanced funds for services provided to another agency.

     100. "Intergovernmental Agreement" (IGA) means as conforming to the requirements of A.R.S. Title 11, Chapter 7, Article 3 (A.R.S.
          (S) 11-951 et. seq.).

     101. "Institutional Review Board for Research" means a board as defined under the Public Health Act and as amended by P.L. 99-158, established to review biomedical and behavioral research and to protect the rights of human subjects of such research.

     102. "JCAHO" means the Joint Commission on Accreditation of Healthcare Organizations.

     103. "Level I Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

     104. "Level II Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

     105. "Level III Behavioral Health Facility" means a behavioral health agency as defined in A.A.C. Title 9, Chapter 20.

     106. "Laboratory" means a CLIA (Clinical Laboratory Improvement Act) approved hospital, clinic, physician office or other health care facility laboratory.

     107. "Marriage and Family Therapist" means

          a. an individual who is a marriage and family therapist or associate marriage and family therapist according to A.R.S. Title 32, Chapter 33, Article 7;.

          b. Until October 3, 2003, an individual who is a clinical member of the American Association of Marriage and Family Therapy; or

          c. An individual who is licensed or certified to provide marriage and family therapy by a government entity in another state if the individual:

Final Sep 30-02
Effective 7-01 -02                   Page 10

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

               i. Has documentation of a submission of an application for certification as a marriage and family therapist or associate marriage and family therapist according to A.R.S. Title 32, Chapter 33, Article 7; and

               ii.  Is certified according to A.R.S. Title 32, Chapter 33,
                    Article 7, within two years after submitting the application.

     108. "Masters Level Independent Therapist" means a Master's level behavioral health professional who is certified by the Arizona Board of Behavioral Health Examiners as a Certified Independent Social Worker (CISW); Certified Professional Counselor (CPC); or Certified Marriage and Family Therapist (CMFT).

     109. "Material Breach" means failure to perform by the Contractor or any Subcontractor hereunder or under any subcontract (including a breach that is of an inadvertent, technical or isolated nature and that is not capable of correction or that is capable of correction but in fact is not corrected) that is or represents an impediment to any service to be provided to eligible or enrolled persons hereunder or a threat with intrinsic economic or other consequences to AHCCCS, ADHS, RBHA, the Contractor, any Subcontractor any eligible or enrolled person.

     110. "Material Change" is an alteration or development within a provider network that may reasonably be foreseen to affect the quality or delivery of behavioral health services provided under this Subcontract.

     111. "Material Gap" means a temporary change in a provider network that may reasonably be foreseen to jeopardize the delivery of behavioral health services to an identifiable segment of the eligible or enrolled population. This change is considered temporary because the Contractor is required under this Subcontract to promptly remedy any network deficiency.

     112. "Medical Expense Deduction (MED)" means a Title XIX Waiver member whose income is more than 100% of the Federal Poverty Level, and has medical expenses that reduce income to or below 40% of the Federal Poverty Level (FPL). The 40% FPL will be adjusted annually to reflect annual FPL adjustments. MED's may have a categorical link to a Title XIX program; however, their income exceeds the limits of the Title XIX program.

     113. "Medically Necessary Covered Service" means those covered services provided by qualified service providers within the scope of their practice to prevent disease, disability and other adverse health conditions or their progression or to prolong life.

     114. "Medicaid" means the federal government health insurance program as provided for by Title XIX of the Social Security Act of 1965.

     115. "Medicare" means the federal government health insurance program as provided for by Title XVIII of the Social Security Act of 1965 which includes Part A coverage for hospital services and Part B supplementary coverage.

     116. "Member" means a person determined eligible by the RBHA according to ADHS and RBHA policy to receive Covered Services from the Contractor paid for in whole or in part from funds available to the Contractor under this subcontract.

     117. "Metropolitan Tucson" means, for the purposes of this Subcontract, Tucson, Green Valley, San Xavier, South Tucson and Marana.

     118. "Non-Provider Affiliated" means a person who is not an officer, employee or agent of any provider and is not a director of any Subcontractor.

     119. "Non-Title XIX/TXXI Eligible Person" means an individual who needs or may be at risk of needing covered services, but does not meet Federal and State requirements for Title XIX and Title XXI eligibility.

Final Sep 30-02
Effective 7-01 -02                   Page 11

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     120. "Non-Title XIX/XXI Funding (also may be called `Subvention Funding')" means fixed, non-capitated funds, including funds from Federal Block Grants, State appropriations (other than state appropriations to support the Title XIX and Title XXI programs), county appropriations and other funds, which are used for services to Non-Title XIX/XXI eligible persons and for services not covered by Title XIX or Title XXI provided to Title XIX and Title XXI eligible persons.

     121. "Outreach" means programs and activities to identify and encourage enrollment of individuals in need of behavioral health services.

     122. "Other Coverage" means any other coverage by means of any individual, entity or program that is, or may be, liable to pay all or part of the medical expenses incurred by a member including, but not limited to, first and third party payers.

     123. "Other Insurance Coverage" (OIC) means other insurance coverage used when an individual has medical resources through any other resources than the RBHA or ADHS.

     124. "Physician Assistant" means a person licensed under ARS Title 32, Chapter 25. In addition, a physician assistant providing a behavioral health service shall work under the supervision of an AHCCCS registered psychiatrist.

     125. "Primary Care Provider/Practitioner (PCP)" means an individual who meets the requirements of A.R.S. 36-2901, and who is responsible for the management of the member's health care. A PCP may be a physician defined as a person licensed as an allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or 17, or a practitioner defined as a physician's assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S. Title 32, Chapter 15.

     126. "Primary Clinician" means a clinician who meets the licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R9-20-303, and who serves as the fixed point of accountability to ensure active treatment and continuity of care between providers, settings and treatment episodes. Primary Clinician may provide active treatment or ensure that treatment is provided to assigned enrolled members.

     127. "Prior Authorization" means, in reference to interactions between the RBHA and the Contractor, notification of authorization by the Contractor to the RBHA; in reference to interactions between the Contractor and its Subcontracted Providers, obtaining the prior approval for payment of service delivery from the Contractor prior to delivery of non-emergency services. Prior authorization is required only for services specifically defined by the RBHA and ADHS.

     128. "Privileging" means methodology and criteria used to deem clinicians competent to perform their assigned responsibilities, based on credentials, education, experience, training, supervised practice and/or competency testing.

     129. "Professional Services or Professional Acts" means services or acts of persons whose vocation or occupation requires special, usually advanced, education and skill that is predominantly mental or intellectual rather than physical or manual.

     130. "Profit" means the excess of revenues over expenditures, in accordance with Generally Accepted Accounting Principles, regardless of whether the Offeror is a for-profit or a not-for-profit entity.

     131. "Proposition 204" means a referendum that increased eligibility for AHCCCS services to individuals whose income is at or below 100% of the Federal Poverty Level.

Final Sep 30-02
Effective 7-01 -02                   Page 12

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     132. "Provider" means the Contractor or any Subcontractor to the extent either provides covered services to eligible or enrolled persons.

     133. "Provider Appeal" means process by which a provider may challenge any adverse action, decision or policy of the RBHA or ADHS.

     134. "Provider Network" means the agencies, facilities, professional groups or professionals under subcontract to the Contractor to provide covered services to eligible and enrolled persons and includes the Contractor to the extent the Contractor directly provides covered services to eligible and enrolled persons.

     135. "Prudent Layperson" means a person without medical training who exercises those qualities of attention, knowledge, intelligence and judgement which society requires of its members for the protection of their own interest and the interest of others. The phrase does not apply to a person's ability to reason, but rather the prudence of which he/she acts under a given set of circumstances.

     136. "Psychiatrist" means a person who is a licensed physician as defined in ARS Title 32, Chapter 13, or Chapter 17 and who holds psychiatric board certification from the American Board of Psychiatry and Neurology; the American College of Osteopathic Neurologists and Psychiatrists; or the American Board of Neurology and Psychiatry; or is board eligible.

     137. "Psychologist" means a person licensed by the Arizona Board of Psychologist Examiners pursuant to A.R.S. Title 32, Chapter 19.1.

     138. "Public Institution (as referenced in 42 CFR 435.1009)" means a facility which is under the responsibility of a governmental unit, or over which a governmental unit exercises administrative control. This control can exist when a facility is actually an organizational part of a governmental unit, or when a governmental unit exercises final administrative control, including ownership and control of the physical facilities and grounds used to house inmates. Administrative control can also exist when a governmental unit is responsible for the ongoing daily activities of a facility; for example, when facility staff members are governmental employees, or when a governmental unit, board or officer has final authority to hire and fire employees.

     139. "Qualified Medicare Beneficiary" (QMB) means a person eligible under A.R.S. (S) 36-2971 (4), who is entitled to Medicare Part A insurance, meets certain income, resource and residency requirements of the Qualified Medicare Beneficiary program. A QMB who is also eligible for Medicaid is commonly referred to as a dual eligible.

     140. "Rate Code" means a numerical code designated by AHCCCS to indicate a member's eligibility category.

     141. "Referral" mans a verbal, written, telephonic, electronic or in-person request for behavioral health services.

     142. "Regional Behavioral Health Authority" (RBHA) means an organization under contract with the ADHS to coordinate the delivery of behavioral health services to eligible and/or enrolled persons in a specific Geographical Service Area(s) of the State.

     143. "Registered Nurse" means an individual licensed as a graduate nurse, professional nurse, or registered nurse according to A.R.S. Title 32, Chapter 15. In addition, a registered nurse providing a behavioral health service to a member must have a minimum of 1 year of experience in behavioral health-related field as specified in A.A.C., Title 9, Chapter 20, Article 1 and A.A.C., R9-2036 (B).

Final Sep 30-02
Effective 7-01 -02                   Page 13

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     144. "Registered Nurse Practitioner" means a person who is licensed by the Arizona Board of Nursing pursuant to A.R.S. Title 32, Chapter 15.

     145. "RBHA Provider Manual" means the information published by the RBHA and available at www.cpsa-rbha.org that outlines the procedures and protocols applicable to behavioral health services made available in Arizona by or through DBHS, ADHS or the RBHA.

     146. "Rehabilitative Services" means covered services provided to remediate disability that is related to, caused by, or associated with a behavioral health disorder.

     147. "Related Party" means a party that has, or may have, the ability to control or significantly influence a Contractor or a party that is, or may be, controlled or significantly influenced by the Contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

     148. "Remittance Advice" means remittance of information used by an insurer to explain the payment or denial of services for a group of insured individuals.

     149. "Residential Treatment Center" (RTC) means an inpatient psychiatric facility for person under the age of 21, accredited by JCAHO and licensed by ADHS as a residential treatment center pursuant to A.A.C. R9-20, Article 6. Room and board is a covered service in this facility.

     150. "Request for Hearing" means a request for an expedited hearing with AHCCCS.

     151. "Request for Investigation" means a request for a formal investigation concerning the allegation of a violation of a person's with serious mental illness behavioral health service rights pursuant to A.A.C. R9-21-401.

     152. "SAMHSA" means Substance Abuse and Mental Health Services Administration (SAMHSA).

     153. "Second-Level Review" means an evaluation of an enrolled person or their medical record to assess the adequacy and clinical soundness of their assessment and treatment plan, to verify determination of a serious mental illness, and/or to review or approve/deny admission or continued stay to a Hospital, Psychiatric Hospital, Subacute Facility or RTC.

     154. "Senate Bill 1280 (SB1280)" means Senate Bill 1280 pursuant to Laws 2000 regarding the ADHS and Arizona Department of Economic Security IGA for the provision of joint substance abuse treatment.

     155. "Seriously Emotionally Disturbed" means those children from birth up to age 18 who meet diagnostic requirements as set forth by the ADHS and who have functional impairment which substantially interferes with or limits achieving or maintaining one or more developmentally appropriate social, behavioral, cognitive, communicative, or adaptive skills. DSM IV "V" codes, and substance use are excluded, unless they co-occur with another diagnosable serious emotional disturbance.

     156. "Seriously Mentally III" (SMI) means those adult persons with a mental disorder who meet diagnostic requirements as set forth by the ADHS and whose emotional or behavioral functioning is so impaired as to interfere with their capacity to remain in the community without supportive treatment. Although persons with primary diagnoses of mental retardation, head injuries or Alzheimer's disease frequently have similar problems or limitations, they are not included in the definition.

Final Sep 30-02
Effective 7-01 -02                   Page 14

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     157. "Service Authorization" means the approval to provide covered services to an enrolled person.

     158. "Service Plan" (also may be called an Individualized Service Plan
          (ISP) or Treatment Plan) means a written plan, developed in collaboration with the enrolled person, family, significant other, involved subcontracted providers and/or community and State agencies, that links specific covered services and strategies with desired treatment and rehabilitative outcomes.

     159. "Shall" means what is mandatory.

     160. "Single Purchase of Care" (SPOC) means an interagency purchasing agreement which has been instituted for each participating State agency to contract jointly for children's behavioral health services.

     161. "Social Worker" means

          a. an individual who is certified as a baccalaureate social worker, master social worker, or independent social worker, according to A.R.S. Title 32, Chapter 33, Article 5; or

          b. until October 3, 2003, an individual who is certified by the National Association of Social Workers; or

          c. an individual who is licensed or certified to practice social work by a government entity in another state if the individual:

               i. has documentation of submission of an application for certification as a baccalaureate social worker, master social worker, or independent social worker according to A.R.S. Title 32, Chapter 33, Article 5 and

               ii. is certified as a baccalaureate social worker, master social worker, or independent social worker according to A.R.S. Title 32, Chapter 33, Article 5 within two years after submitting the application.

     162. "State" means the State of Arizona.

     163. "State Plan" is the written agreements between the State of Arizona and CMS which describe how the AHCCCS programs meet all CMS requirements for participation in the Medicaid program and the Children's Health Insurance Program.

     164. "Subcontract" means this Subcontract Agreement.

     165. "Subcontracted Provider" means a Provider who has entered into a written agreement with the Contractor for the provision of all or a specified part of covered services under this Subcontract.

     166. "Substance" means any chemical matter that, when introduced into the body in any way, is capable of causing altered human behavior or altered mental functioning.

     167. "Substance Abuse" means a maladaptive pattern of substance use manifested by recurrent and significant adverse consequences related to the repeated use of substances.

     168. "Substance Abuse Counselor" means

          a. a person who is certified as a substance abuse counselor according to A.R.S. Title 32, Chapter 33, Article 8; or

          b. an individual who is certified by the Arizona Board of Certification of Addiction Counselors.

Final Sep 30-02
Effective 7-01 -02                   Page 15

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     169. "Substance Dependence" means a cluster of cognitive, behavioral and physiological symptoms indicating that the individual continues use of the substance despite significant substance-related problems.

     170. "Supportive Services" means covered services provided to facilitate the delivery of or enhance the benefit received from other behavioral health services. Refer to the ADHS Covered Behavioral Health Services Guide for additional information.

     171. "Telemedicine" means the use of electronic communication and information technologies to provide or support clinical care at a distance.

     172. "Third Party Payer" is any entity, municipality, county, program or insurer that is, or may be liable to pay all or part of the fees for covered services provided to an eligible or enrolled person. State agencies that provide services that are funded by State tax revenues are not considered Third Party Payers.

     173. "Third Party Liability" means the responsibility or obligation of a Third Party to pay for all or part of the fees for covered services provided to an eligible or enrolled person by the Contractor or their Subcontracted Provider.

     174. "Third Party Revenue" means revenue received from any Third Party Payer. A third party payer includes, but is not limited to, any entity or program that is or may be liable to pay for all or part of the Covered Services expenses incurred by a member, except that funds from other State agencies shall not be considered third party revenue.

     175. "Title 9, Chapter 21" means Arizona Administrative Code Title 9:
          Health Services, Chapter 21: Department of Health Services, Mental Health Services for Persons with Serious Mental Illness, as defined in A.R.S. (S) 36-550.

     176. "Title XIX" means Title XIX of the Social Security Act, as amended. This is the Federal statute authorizing Medicaid, which is administered by AHCCCSA.

     177. "Title XIX Covered Services" means those covered services identified in the ADHS Covered Behavioral Health Services Guide as being Title XIX reimbursable.

     178. "Title XIX Eligible Person" means an individual who meets Federal and State requirements for Title XIX eligibility.

     179. "Title XIX Member" means an AHCCCS member eligible for Federally funded Medicaid programs under Title XIX of the Social Security Act including those eligible under section 1931 provisions of the Social Security Act (previously AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI), SSI-related groups, and Title XIX Waiver groups.

     180. "Title XIX Waiver Member" means all AHCCCS medical Expense Deduction
          (MED) members, and adults or childless couples at or below 100% of the FPL who are not categorically linked to another Title XIX program. This would also include Title XIX linked individuals whose income exceeds the limits of the categorical program.

     181. "Title XXI" means Title XXI of the Social Security Act, referred to in federal legislation as the "Children's Health Insurance Program"
          (CHIP) and the Arizona implementation of which is referred to as "KidsCare."

     182. "Title XXI Covered Service" means those covered services identified in the ADHS Covered Behavioral Health Services Guide as being Title XIX reimbursable.

     183. "Title XXI Eligible Person" is an individual who meets Federal and State requirements for Title XXI eligibility.

Final Sep 30-02
Effective 7-01 -02                   Page 16

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     184. "Treatment" means the range of behavioral health care received by a member that is consistent with the therapeutic goals.


     185. "Treatment Services" means covered services provided to identify, prevent, eliminate, ameliorate, improve or stabilize specific symptoms, signs and behaviors related to, caused by, or associated with behavioral health disorder.

     186. "Tribal RBHA" means a Native American Indian tribe under contract with the ADHS to coordinate the delivery of behavioral health services to eligible and enrolled persons who are residents of the Federally recognized Tribal Nation that is the party to the contract.

C.   GENERAL REQUIREMENTS:

     1. Provision of Services: The Contractor, subject to the terms of this Subcontract, at the maximum dollar amounts and rates set forth herein or in any Schedule hereto, agrees to provide a complete continuum of Covered Services to members as the Contractor may be authorized to do so by the RBHA as provided herein. The Contractor agrees to abide by and conform to all requirements imposed by the Contract, the ADHS Policies and Procedures Manual, ADHS Covered Behavioral Health Services Guide, AHCCCS regulations (to the extent any of the Covered Services hereunder are funded under Title XIX, TXXI or otherwise by AHCCCS), RBHA Policies and Procedures, and the RBHA Provider Manual (available at www.cpsa-rbha.org), the terms and provisions of which are incorporated by reference herein, as if set forth at length.

     2. Contract Term: This Subcontract, inclusive of various fund types, will become effective only upon the signatures of both parties. The term of the Subcontract begins July 1, 2001, and shall remain in full force and effect, subject to the terms hereof, until June 30, 2003, unless sooner terminated as provided herein. The RBHA reserves the right to extend the term of the Subcontract up to an additional two years through one or more extensions to the Subcontract.

          Should the Contractor decide not to continue to contract with the RBHA for the next Contract Year, the Contractor shall notify the RBHA in writing, by certified mail, return receipt requested, no less than 60 days prior to the end of the Contract Year. The Contractor agrees to provide covered services to members for 60 days from the date of written notification of termination. Such notification shall be in writing, by certified mail, return receipt requested. For services provided beyond the term of the Subcontract, the Contractor shall be paid on a Fee-For-Service basis, at the rates within the current CPSA Service Authorization Matrix. Covered services will be prior authorized by the RBHA. Pursuant to termination, the Contractor agrees to cooperate in the orderly transition of members to another service provider.

     3. Licenses and Permits: The Contractor, unless otherwise exempt by law, shall obtain and continuously maintain and shall require all of its Subcontracted Providers and their employees and contractors who participate in the provision of Covered Services, unless otherwise exempt by law, to obtain and continuously maintain all licenses, permits, certifications, credentials and authority necessary to do business and render Covered Services under this Subcontract. Evidence thereof shall be provided to the RBHA.

     4. Credentialing: The Contractor will comply with and cause its Subcontracted Providers, their employees and contractors who participate in the provision of Covered Services to comply with all applicable accreditation and credentialing requirements with respect to the Contractor, its Subcontracted Providers and their employees and contractors, imposed or required (1) in order for the Contractor and its Subcontracted Providers to maintain any status they may have as eligible Medicare, Medicaid or AHCCCS providers, and (2) by any quality

Final Sep 30-02
Effective 7-01 -02                   Page 17

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          management or improvement plan or program adopted by ADHS or the RBHA. The RBHA shall notify the Contractor, in writing, of any accreditation and/or Credentialing requirements that result from the implementation of any quality management or improvement plan or program adopted by ADHS or the RBHA. Contractor will not be sanctioned or held accountable for changes in accreditation/credentialing requirements until thirty (30) days after receipt of written notice of requested changes except in cases where these changes are externally mandated by Federal, State, AHCCCS, JCAHO or reciprocal accreditation agency requirements.

     5. Provider Registration: All Providers must be registered with AHCCCS, with the exception of the few ADHS-only provider types that must register with ADHS. The ADHS Behavioral Health Covered Services Guide provides more detail regarding provider types and registration.
          Additionally:

          a. Services must be delivered by Providers who are appropriately licensed and/or certified and operating within the scope of their practice.

          b. Behavioral health practitioners other than physicians, masters level independent therapists, nurse practitioners, physician assistants and psychologists must be affiliated with an outpatient clinic to provide outpatient services.

          c. Individual practitioners who meet the criteria to bill independently (independent billers include physicians, psychologists, nurse practitioners, physician assistants and masters level independent therapists) shall register even in cases where the practitioner is affiliated with and providing services under the auspices of an ADHS or AHCCCS registered provider/agency.

               i. By December 31, 2002, all CISWs, CMFTs and CPCs providers must be registered with AHCCCS.

          Contractor shall comply with all RBHA Policy No. 7.05, Provider Registration.

     6. Fingerprint and Certification Requirements/Juvenile Services: The fingerprint and certification requirements listed in this subsection apply to this Subcontract to the extent that Covered Services pertain to services to juveniles.

          a. The Contractor and its Subcontracted Providers shall meet and ensure that all its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to Juveniles have met all fingerprint and certification requirements of A.R.S. (S) 36-425.03 prior to providing such services.

          b. The Contractor and its Subcontracted Providers shall have on file and make available to the RBHA upon request and/or audit personnel fingerprints. The Contractor and its Subcontracted Providers shall submit to ADHS personnel fingerprints with the required processing fee and completed notarized certification on forms provided by ADHS. The Contractor and its Subcontracted Providers may submit to ADHS verification of fingerprinting and certification of an employee by Department of Economic Security, Department of Corrections or the Arizona Supreme Court to meet this requirement.

          c. The Contractor and its Subcontracted Providers shall ensure and verify that those employees who qualify only for a restricted certification shall be supervised when providing services directly to Juveniles.

Final Sep 30-02
Effective 7-01 -02                   Page 18

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          d. The Contractor shall ensure that all subcontracts for behavioral health services to Juveniles include a provision requiring compliance of that subcontractor with A.R.S. (S) 36-425.03.

          e. The Contractor shall be responsible for the costs of fingerprint checks and may charge these costs to its fingerprinted personnel or its Subcontracted Providers' fingerprinted personnel.

          f. Subject to subsection g. immediately below, this Subcontract may be terminated if the fingerprint check or the certification for employment of any employee pursuant to paragraph a.) above shows that he or she has committed, been convicted of, or is awaiting trial for any offense listed on the certification for employment form in this state or similar offenses in another state or jurisdiction.

          g. The Contractor may avoid termination of this Subcontract if the employee whose fingerprints or certification form shows that she or he has been convicted of or is awaiting trial on an offense or similar offense as listed on the certification for employment is immediately prohibited from employment or service with the Contractor or with the Contractor's Subcontracted Provider in any capacity requiring or allowing the employee to provide services directly to Juveniles without supervision or unless the employee has been granted a written exception for good cause pursuant to the requirement and procedures of A.R.S. (S) 41-1954.01.

     7. Staff Requirements: The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements. The Contractor shall ensure the following:

          a. all staff have appropriate training, education, experience, orientation and credentialing as applicable, to fulfill the requirements of their position;

          b. compliance with RBHA policy and procedures regarding the primary source verification and privileging of independent practitioners, Primary Clinicians, Specialty Providers, and Initial Assessment Clinicians;

          c. staff competencies are developed and implemented according to ADHS and RBHA policy. Documentation of the competency shall be assessed annually in the staff person's performance evaluation.

          The Contractor shall inform the RBHA in writing within five (5) days of personnel changes in any of its key staff, including psychiatrists, psychologists, registered nurse practitioners, physician assistants, and Primary Clinicians.

     8.   Cultural Competence:

          The RBHA has adopted Building Bridges: Tools for Developing an Organization's Cultural Competence (La Frontera Center, 1995) model. In this model, cultural competence is defined as a system of care that recognizes and encompasses throughout its organization the importance of culture and language; the cultural assets associated with diversity; the evaluation of cross-cultural relations; and the increase of cultural and linguistic knowledge among all participants.

          The Contractor shall:

          a. Develop, maintain, promote and monitor a culturally competent system of behavioral health care and engage in culturally competent practices with members served, as well as within their organizational structures.

Final Sep 30-02
Effective 7-01 -02                   Page 19

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          b. Maintain a cultural competency development and implementation policy that clearly delineates how it will self-assess, implement improvements, and monitor the success of such improvements and is consistent with RBHA policy and procedures. The RBHA reviews and approves its own and each contracted provider's policy annually to ensure compliance with ADHS policies.

          c. Define a system of care that recognizes and encompasses the importance of culture and language, the cultural assets associated with diversity, the evaluation of cross-cultural relations and the increase in cultural and linguistic knowledge among all participants. The system must respond to the cultural diversity of its populations.

          d. Ensure that the reporting requirements included in the Bridges Cultural Competency Assessment Tool are addressed; however, the Contractor may develop their own internal format. The Contractor shall ensure that the same domains of cultural competence are assessed by the alternate tool chosen and will ensure that the results are translated into the RBHA endorsed form.

          e. Self-assess the agency at least biennially and implement improvements based on findings using strategies such as focus groups, training, policy review and update, and reconsideration of agency policies. The Contractor shall also share the results with the RBHA so that system-wide cultural competence efforts may be undertaken through the Quality Management Coordinator's meetings. The Contractor shall ensure that all relevant training and improvement activities are implemented.

     9.   Concerning Certain Facilities:

          a. In the event that the Contractor operates a facility in or at which services by other providers are to be rendered to members, the parties acknowledge that the rendition of services by such other providers at the facility and the ability of those providers to so render such services will be subject to such staff membership and privileging, credentialing and other requirements as may be imposed upon similar providers generally under that facility's rules, regulations, policies and staff bylaws, if any.

          b. In the event that the Contractor may render Covered Services to members at a facility that imposes staff membership, privileging, credentialing or other requirements upon similar providers generally at that facility under the facility's rules, regulations, policies or staff bylaws, if any, the parties acknowledge that the Contractor shall be required to comply therewith.

     10.  Subcontracts and Assignment:

          a. The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the responsibility of the Contractor to assure that all activities carried out by the Subcontracted Provider conform to the provision of this Subcontract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this Subcontract may be subcontracted to a qualified person or organization. All such subcontracts shall be in writing. All subcontracts entered into by the Contractor are subject to prior review and approval by the RBHA and shall incorporate by reference the terms and conditions of the Contract (between ADHS and the RBHA).

          b. The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to the RBHA or ADHS within two (2) working days of request. All subcontracts will comply with the applicable provisions of Federal and State laws, regulations and policies.

Final Sep 30-02
Effective 7-01 -02                   Page 20

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          c. Contractor shall submit to the RBHA a copy of all fully executed subcontracts and any subsequent amendments for each Subcontracted Provider within ten (10) days of contract execution.

          d. The Contractor shall not include covenant-not-to-compete requirements in its Subcontracted Provider agreements. Specifically, the Contractor shall not contract with a Subcontracted Provider and require that the Subcontracted Provider not provide services to the RBHA, ADHS or any other ADHS contractor. The Contractor and its Subcontracted Providers shall not contract with any individual or entity that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

          e.   Each subcontract shall contain the following:

               i. Full disclosure of the method and amount of compensation or other consideration to be received by the Subcontracted Provider;

               ii. Identification of the name and address of the Subcontracted Provider, including service locations and hours of service;

               iii. Identification of the population, to include member
                    capacity, to be served by the Subcontracted Provider;

               iv. The amount, duration and scope of covered services to be provided, and for which compensation shall be paid;

               v. The term of the subcontract including beginning and ending dates, methods of extension, termination and renegotiations;

               vi. The specific duties of the Subcontracted Provider relating to coordination of benefits and determination of third party liability;

               vii. A provision that the Subcontracted Provider agrees to identify Medicare and other third party liability coverage and to seek such Medicare or third party liability payment before submitting claims and/or encounters to the Contractor;

               viii. A description of the subcontractor's member, medical and cost record keeping system;

               ix. Specification that the Subcontracted Provider shall comply with quality management programs and the utilization control and review procedures specified in 42 CFR. Parts 441 and 456, as implemented by AHCCCS, ADHS and the RBHA.

               x. A provision stating that a merger, reorganization or change in ownership or control of a subcontracted provider that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of the RBHA and ADHS.

               xi. Procedures for enrollment or disenrollment or re-enrollment of the covered population;

               xii. A provision that the Subcontracted Provider shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that the AHCCCS, ADHS or the RBHA shall have no responsibility or liability for any such taxes or insurance coverage;

Final Sep 30-02
Effective 7-01 -02                   Page 21

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

               xiii. A provision that the Subcontracted Provider shall comply with encounter reporting and claims submission requirements as described in this Subcontract and in accordance to RBHA policy and the RBHA Provider Manual;

               xiv. A provision that emergency services do not need prior authorization and that, in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services; and

               xv. A provision that the Subcontracted Provider may appeal adverse decisions of the Contractor in accordance with the RBHA's Provider Appeal Policy; specification that the Subcontracted Provider shall assist eligible and enrolled persons in understanding their right to file grievances
                    (SMI) and appeals and follow the RBHA's and ADHS's policies with regard to these processes.

          f. Juvenile Group Homes. Contractor, if providing services to Children, shall include minimum provisions as part of its subcontracts with juvenile group homes as specified in the Special Provisions of this Subcontract.

          g. IMD Facilities. The Contractor shall ensure the following when providing either directly or through subcontract arrangement covered services in an IMD facility (provider types B1, B3, B6):

               i. The IMD facility must keep track of the number of days a Title XIX or Title XXI member is in the facility and may only bill for services within the limitations of the IMD expenditure authority. The service limitations are thirty
                    (30) days per admission and sixty (60) days per contract year for persons age 21 through 64 for services provided in IMDs. Service limitations are cumulative across providers. For persons under 21 and over 64 years old, there are no IMD service limitations.

               ii. The IMD facility must notify AHCCCS Member Services when a Title XIX member who is age 21 through 64 is admitted to the facility.

               iii. The IMD facility must provide written notification to Title
                    XIX and Title XXI members who are age 21 through 64 that their AHCCCS eligibility will end if they remain in an IMD facility longer than thirty (30) days per admission or sixty
                    (60) days annually.

     11. Financial Information: The Contractor shall provide to the RBHA all financial reports, as outlined in the Contract Deliverables section of this Subcontract, in the RBHA's standard format and within the time frame specified.

          All financial reports submitted by the Contractor shall be certified by an officer of the Contractor, that to the best of his or her knowledge are correct, complete and fairly present the financial condition and operational results as of and to the date thereof. The Contractor shall comply with such ADHS Uniform Financial Reporting Requirements as well as the financial reporting requirements of AHCCCS, and the RBHA and any applicable IGA as may be in effect as provided to the Contractor when available to the RBHA.

          The Contractor shall participate in such cost finding procedures as may be required by the RBHA or ADHS and shall provide RBHA and ADHS, as requested, sufficient information to enable the RBHA and ADHS to ascertain the amount of all incurred but not reported claims and claims in process at any particular time.

Final Sep 30-02
Effective 7-01 -02                   Page 22

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

     12. Financial Audits: Contractor shall have an annual certified financial audit and, if applicable, is to comply with the requirements of the Federal Office of Management and Budget (OMB) Circular A-133, "Audits of States, Local Governments, and Non-Profit Organizations."

          Two copies of the annual certified audit (including the management letter with any supplementary information if needed and as requested by the RBHA or ADHS) and the auditor's opinion shall be submitted to the RBHA within thirty (30) days following the Contractor's receipt from auditor. Under no circumstances shall the Contractor submit this information more than 150 days after the close of the Contractor's fiscal year.

     13.  Copayments:

          a. Neither the Contractor nor any Subcontracted Provider shall bill or attempt to collect any charge or fee except permitted co-payments from any Title XIX or Title XXI eligible or enrolled person for any Title XIX or Title XXI covered service.

               i. The Contractor is responsible for the collection of copayments from Title XIX and Title XXI eligible or enrolled persons in accordance with AHCCCS Rule R9-22-711 and R9-31-711 and ADHS policy.

               ii. The Contractor shall ensure that any Title XIX or Title XXI eligible person is not denied Title XIX or Title XXI covered services because of the person's inability to pay a co-payment.

          b. The Contractor shall have in place a schedule of fees for all services provided to members.

          c. For Non-Title XIX/XXI members, the Contractor shall determine the fee to be charged to the eligible or enrolled person according to the sliding fee schedule contained in the ADHS Policy.

          d. Any required copayments collected shall belong to the Contractor or its subcontracted providers, as appropriate.

     14. Billing Generally: The Contractor, by such means and in such format as may be specified by the RBHA and/or ADHS, shall submit claims/encounters to the Fiscal Agent for covered services delivered to members within the terms and provisions of this Subcontract. Such claims, assuming their timeliness and conformity with appropriate service authorization, shall be valued by the Fiscal Agent. Initial claims/encounters for covered services shall be submitted to the RBHA within forty-five (45) calendar days from the end of month during which services were provided. Initial claims/encounters involving Third Party Liability (TPL) must be submitted within thirty (30) days of the TPL EOB or EOMB. Initial claims/encounters involving a 24-hour facility must be submitted within 60 calendar days from the end of month during which services were provided. The resubmission process for denied claims / encounters must be completed within forty-five
          (45) days from the date the Contractor is notified of denied claims/encounters.

          The Contractor shall ensure that 90% of clean claims submitted by its Subcontractors are adjudicated in the Contractor's claims system and paid within thirty (30) days from the time a clean claim is received. The Contractor shall ensure that 100% of clean claims are adjudicated in the Contractor's claims system and paid within 100 days from the time a clean claim is received unless an appeal has been filed. The Contractor shall comply with these reimbursement time lines regardless of the Contractor receiving payment from the RBHA. Contractor shall distribute an appropriate Explanation of Benefits (EOB) statement with all payments to its Subcontractors. In no event shall the RBHA be responsible for compensating a Subcontracted Provider who provides services requested by the Contractor.

Final Sep 30-02
Effective 7-01 -02                   Page 23

--------------------------------------------------------------------------------
[LOGO] Community Partnership                SUBCONTRACT AGREEMENT
       of Southern Arizona              COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral           The Providence Service Corporation
       Health Authority                         AMENDMENT #6
                               -------------------------------------------------
                               CONTRACT NUMBER: A0108                   FY 02/03
--------------------------------------------------------------------------------

          The Contractor's obligation to pay for Covered Services authorized by the Contractor under this Subcontract survives the termination or expiration of this Subcontract.

          Professional claims/encounters shall be submitted using the CMS 1500 format to the Fiscal Agent via paper or electronic medium. All 24-hour facility claims/encounters shall be submitted on a paper UB 92 until such time an electronic submission system is developed by the RBHA. The Contractor shall submit 100% of encounters for all Covered Services or approved non-covered services provided to members. All submissions shall meet Fiscal Agent system requirements.

     15. Provider Claims Time Limits: The RBHA and the Contractor shall not pay claims for Covered Services that are initially submitted more than six
          (6) months after the date of service or six (6) months after the date of eligibility posting for Title XIX/Title XXI services provided to Title XIX/Title XXI members, whichever is later. In addition, the RBHA and the Contractor shall not pay clean claims submitted more than twelve (12) months after the date of service or twelve (12) months after the date of eligibility posting for Title XIX/Title XXI services provided to Title XIX/Title XXI members, whichever is later.

          Except for copayments and sums payable by third party payers under Coordination of Benefits provisions, Contractor shall not charge or receive any payment from a Title XIX or Title XXI eligible person for Title XIX or Title XXI Covered Services. Further, Contractor shall not bill an enrolled person for services or items other than Covered Services unless the enrolled person or his or her guardian or conservator has previously agreed in writing to make payment therefore.

          If the Contractor does not reimburse a Subcontracted Provider within the time required by this subsection, the Contractor shall pay a penalty to the RBHA which shall not exceed an amount equal to interest on the unreimbursed claim of 10 percent per annum calculated on a time period equal to the difference between the time of:

          a.   Submission of the clean claim and actual payment, and

          b.   The time frame required by this subsection.

          These financial penalties shall be imposed through a reduction in the amount of funds payable to the Contractor.

     16. Review/Disallowance: Each encounter submitted by the Contractor shall be subject to disallowance in the event and to the extent such encounter is incomplete, does not conform to the applicable service authorization or to this Subcontract, any applicable Subcontract, or RBHA policy, or is otherwise incorrect. Any encounter so disallowed shall be returned by the RBHA or the Fiscal Agent to the Contractor with an explanation for the disallowance. Nothing shall prevent the Contractor from resubmitting a disallowed encounter at a later date provided that no such resubmission shall be made later than 90 days following the date of the last submission. The Contractor shall cooperate with the RBHA in the prompt reconciliation of disallowed encounters. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by the RBHA and ADHS.

          The Contractor may appeal encounters denied for acceptance by the RBHA in accordance with the RBHA and ADHS policies and procedures, and AHCCCS Rules.

Final Sep 30-02
Effective 7-01 -02                   Page 24

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     17. Coordination of Benefits and Third Party Liability: The RBHA is and shall be the payer of last resort. The Contractor and its Subcontracted Providers shall coordinate benefits, in accordance with A.R.S. (S)36-2903.G, so that costs for services otherwise payable by the RBHA are cost avoided or recovered from any other payer specified in A.A.C. R9-22-1002.A. The Contractor's claims system shall include appropriate edits for coordination of benefits and third party liability. The Contractor or Subcontracted Provider may retain any third party revenue obtained for enrolled persons if all of the following conditions exist:

          a. Total collections received do not exceed the total amount of the Provider's financial liability for the enrolled person.

          b. There are no payments made by AHCCCS or ADHS related to fee-for-service, reinsurance or administrative costs (i.e., lien filing, etc.).

          c.   Such recovery is not prohibited by state or federal law.

          The Contractor and its Subcontracted Providers agree to obtain or cause to be obtained, all relevant payer information, including Medicare and other third party liability coverage, from each potential eligible and enrolled person and his or her guardian and/or family in connection with the establishment of that person's eligibility for Covered Services. The Contractor shall make such information available to each case manager and Subcontracted Provider involved with that person. In the event that the Contractor or Subcontracted Provider becomes aware that there is an available other payer resource for a Title XIX or Title XXI enrolled person, the Contractor or Subcontracted Provider shall notify the RBHA in accordance with RBHA policy. In the event that the Contractor or Subcontracted Provider assesses a copayment in accordance with the RBHA and ADHS policies and procedures, the Contractor or Subcontracted Provider shall be allowed to retain the copayment collected for individuals who are Title XIX or Title XXI eligible and are making a copayment for Non-Title XIX/TXXI covered services.

          Contractor shall require each of its Subcontracted Providers to bill Medicare and all other Third Party Payers for Covered Services. Prior to submitting claims and/or encounters to the RBHA, the Contractor shall bill claims for Covered Services to any primary payer, including Medicare, when information regarding such primary payer is available, or at the request of the RBHA or ADHS.

     18. Title XIX and Title XXI Enrolled Persons: Title XIX and Title XXI funding shall be used as a source of payment for Covered Services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and post-payment recovery.

     19. Cost Avoidance: The Contractor shall cost avoid all claims for services that are subject to third-party payment and may deny a service to an enrolled person if it knows that a third party (i.e. other insurer) shall provide the service. However, if a third-party insurer (other than Medicare) requires the enrolled person to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written agreement with the Subcontracted Provider or the ADHS max cap rate, less any amount paid by the third party. The Contractor shall decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network. If the Contractor refers the enrolled person for services to a third-party insurer

Final Sep 30-02
Effective 7-01-02                   Page 25

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          (other than Medicare), and the insurer requires payment in advance of all copayments, coinsurance and deductibles, the Contractor shall make such payments in advance.

          If the Contractor knows that the third party insurer shall neither pay for nor provide the Covered Service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrolled person to do so.

          The requirement to cost avoid applies to all AHCCCS Title XIX and Title XXI covered services. In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so that enrolled persons can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent an enrolled person from receiving such service and that the enrolled person shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

     20. Post-payment Recoveries: Post-payment recovery is necessary in cases where the Contractor was not aware of another payer at the time services were rendered or paid for, or was unable to cost avoid. The Contractor shall identify all potential payers and pursue reimbursement from them except in the circumstances below. The Contractor shall not pursue reimbursement for services provided to Title XIX/XXI enrolled persons in the following circumstances unless the case has been referred to the Contractor by ADHS or the RBHA:

          a.   Uninsured/underinsured motorist insurance

          b.   First and third party liability insurance

          c.   Tortfeasors, including casualty

          d.   Special Treatment Trusts

          e.   Worker's Compensation

          f.   Estates

          g.   Restitution Recovery.

     21. Reporting: The Contractor shall communicate any known change in health insurance information, including Medicare, to the RBHA not later than ten (10) days from the date of discovery.

          Approximately every four months, the Contractor shall provide the RBHA with a complete file of all health insurance information for the purpose of updating the Contractor's files. The Contractor shall notify the RBHA of any known changes in coverage within deadlines and in a format prescribed by the RBHA.

     22. Medicare Services and Cost Sharing: The ADHS has persons enrolled who are eligible for both Medicare and Title XIX covered services. These enrolled persons are referred to as "dual eligibles". There are different cost sharing responsibilities that apply to dual eligibles based on a variety of factors. The Contractor is responsible for adhering to the cost sharing responsibilities presented in ADHS policy and in the AHCCCS Rules. The Contractor has no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare enrolled person. The case rate payment includes Medicare co-insurance and deductibles where applicable.

Final Sep 30-02
Effective 7-01-02                   Page 26

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     23. Sources of Payment/Adjustments: The parties acknowledge that other than donations and grants to the Contractor and funds otherwise generated by the Contractor independently from this Subcontract, and except for funds, if any, made available from third party payers by reason of coordination of benefits and collection of permitted copayments, the only source of payment to the Contractor for Covered Services provided hereunder is funds from the RBHA payable hereunder via the Fiscal Agent. Any error discovered by the RBHA or ADHS with or without an audit in the amount of compensation paid to the Contractor will be subject to and shall require adjustment or repayment by or to the Contractor, by making a corresponding increase or decrease in a current payment to the Contractor or by making an additional payment by the RBHA to the Contractor, or vice versa.

     24. Availability of Funds: Payments made by the RBHA to the Contractor pursuant to this Subcontract and the continued authorization of Covered Services are conditioned upon the availability of funds to the ADHS and in turn to the RBHA from ADHS of funds authorized for expenditure in the manner and for the purposes provided herein. Neither the RBHA nor ADHS shall be liable for any purchases or obligations incurred by the Contractor in anticipation of such funding. The two previous sentences shall not, however, relieve the RBHA or the State from any obligation to pay for Covered Services once and to the extent same are rendered pursuant to this Subcontract.

     25. Payments: Payments made by the RBHA to the Contractor are conditioned upon receipt of applicable, accurate and complete reports and encounters, documentation and information then due from the Contractor, except to the extent excused by the RBHA with the consent of ADHS. Reports, documentation and information required to be submitted by the Contractor and the associated time frames are outlined in the Contract Deliverables of this Subcontract and the RBHA Provider Manual.

     26. Data Validation Studies: The Contractor shall participate, and require each Subcontracted Provider to participate in validation studies as may be required by the RBHA and ADHS. Any and all Covered Services may be validated as part of the studies.

     27. Compliance by the Contractor: If the Contractor is in any manner in default in the performance of any material obligation as outlined in this Subcontract, or if financial, compliance or performance audit exceptions are identified, the RBHA or ADHS may, at its option and in addition to other available remedies, either adjust the amount of payment or withholding or cause payment to be withheld until satisfactory resolution of the default or exception. The Contractor shall have the right to ten (10) business days prior written notice of any such action in adjusting the amount of payment or withholding payment. Under no circumstances shall payments be authorized that exceed an amount specified in this Subcontract without an approved written amendment to this Subcontract. The RBHA may, at its option, withhold final payment to the Contractor until receipt of all final reports and deliverables.

          The Contractor may appeal payment adjustments or payment withholding in accordance with ADHS and RBHA provider appeal policies and procedures and AHCCCS Rules.

     28. Program/Contractor Advances: The RBHA may, in its sole and absolute discretion, advance payments to the Contractor if necessary or appropriate in the judgment of the RBHA to develop, salvage or maintain an essential service to members. Any advance that will be used in whole or in part for the acquisition or improvement of tangible personal property, real property or improvements upon real property will be subject to conditions as may be imposed by the RBHA under an amendment to this Subcontract.

     29. Provisional Nature of Payments: All payments to the Contractor shall be provisional and shall be subject to review and audit for their conformity with the provisions hereof. Payments

Final Sep 30-02
Effective 7-01-02                   Page 27

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          in question as a result of review and audit which are the result of errors made by the RBHA shall not be subject to recoupment from the Contractor.

     30. Notice to Members Concerning Non-Covered Services: In the event that the Contractor provides members with services other than Covered Services, the Contractor shall, prior to the provision of such services, and except in emergencies, exercise all reasonable efforts to inform the member in writing: (1) of the service(s) to be provided;
          (2) that neither the RBHA nor ADHS will pay in full for or be liable for such services; and (3) that the member may be financially liable for such services.

     31. State Not Liable: The Contractor acknowledges and agrees that the obligations for payment to the Contractor for Covered Services hereunder are those solely and exclusively of the RBHA through the Fiscal Agent and that neither the State, ADHS nor AHCCCS shall have any liability or obligation to the Contractor for the payment for Covered Services to members, or otherwise. The obligations of the State with respect to payment for Covered Services are solely those set forth in the Contract.

     32. Assistance: The RBHA shall work with the Contractor in the interpretation of SMI determinations and Title 9 rules as well as in establishing treatment protocols for prioritizing services to Non-Title XIX members.

     33. RBHA Information System: The Contractor shall participate in the RBHA Information System and in that regard shall adhere to the reporting requirements outlined in the RBHA Provider Manual and maintain reasonably accessible documentation therefore as may be required under guidelines, policies and rules pertaining to such RBHA Information System.

     34. Conflicts of Interest: Contractor represents and warrants that it has provided the RBHA and will provide ADHS at its request with accurate and complete information as to the following and will promptly inform the RBHA and ADHS of any changes in or to such information:

          a. All direct or indirect transactions and relationships between the Contractor, its officers and directors on one hand and the RBHA, its officers and directors on the other hand;

          b. Any notification received by the Contractor of any conflict of interest under or in violation of the Contractor's conflict of interest policy or applicable law, to the extent same may relate to services rendered by the Contractor hereunder.

          The Contractor shall at all times maintain, observe and provide the RBHA with a copy of the conflict of interest policy adopted by its Board of Directors. The Contractor's conflict of interest policy may not be changed so as to relax any requirements imposed thereby without the prior written consent of the RBHA.

     35. Absence of Interest on the Part of State or RBHA Employees: Except for persons employed by the Arizona Board of Regents or a unit thereof, no individual employed by the State or the RBHA shall have a substantial interest in this Subcontract or receive a substantial benefit that may arise herefrom. This shall not, however, prevent the Contractor from providing Covered Services or other social or behavioral health or related services to employees of the State or the RBHA.

     36. Forms: The Contractor and its Subcontracted Providers shall utilize RBHA approved or ADHS authorized forms only as distributed and maintained by the RBHA.

     37. Program Description: Contractor shall be responsible for providing the RBHA with program descriptions for all services contracted under this Subcontract, on an annual basis. Program

Final Sep 30-02
Effective 7-01-02                   Page 28

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          description(s) must be updated and submitted to the RBHA for prior approval any time the Contractor makes a substantial change in program design and/or operation, including but not limited to, changes in: program site; hours of operation, population served; staffing pattern and case load size; licensure status; evaluation methodology and program service delivery model.

     38. Member Handbook: Within 10 days of enrollment, Contractor shall provide enrolled members or their guardians or families the CPSA Member Handbook which identifies procedures for accessing emergency services, individual member rights, grievance/appeal procedures, and copayment policies. The Contractor shall ensure that handbooks are available at all provider sites and easily accessible to all enrolled persons. The Contractor shall supplement the CPSA Member Handbook with specific information that at minimum includes the following: Primary Clinician, list of Subcontract Providers, available services, service locations and access to emergency services.

     39. RBHA Policies & Procedures: The Contractor agrees to comply with all RBHA policies and procedures as they are developed. The RBHA shall provide the Contractor written notice of changes to existing policies and procedures. The Contractor shall not be sanctioned or held accountable for changes in policies and procedures until thirty (30) days after receipt of said changes. Contractor may access RBHA policies and procedures through the RBHA web site at www.cpsa-rbha.org.

     40. RBHA Formulary: Contractor employed and contracted physicians, registered nurse practitioners, and/or physician assistants shall prescribe and abide by the RBHA drug formulary and shall abide by the RBHA and ADHS policies implementing that formulary. These same policies address exceptions to the formulary based on medical necessity.

     41. Corrective Actions: At its discretion, the RBHA may require corrective action when it is determined that the Contractor is out of compliance with the terms of the Subcontract or not adhering with RBHA or ADHS policy. The corrective action shall be outlined and documented on a Corrective Action Plan using the format prescribed by the RBHA. This document will be the means of communication between the Contractor and the RBHA regarding progress of the corrective action. Failure to adhere to the prescribed corrective action may result in sanctions as described in Appendix A, Uniform Terms and Conditions, Sanctions.

D.   PROGRAM REQUIREMENTS

     1.   Eligibility and Scope of Services:

          Based on the funding source as specified in Schedule III, Program Funding Allocation, the Contractor shall develop, maintain and monitor a continuum of Covered Services for its enrolled members in accordance with the following:

          a. The Contractor, either directly or through Subcontracted Providers, shall be responsible for the provision of all medically necessary covered behavioral health services to all AHCCCS Title XIX and Title XXI eligible/enrolled children and adults and Non-Title XIX individuals with a serious mental illness, in accordance with applicable Federal, State and local laws, rules, regulations and policies, including services described in this Subcontract and those incorporated by reference throughout this Subcontract. The Contractor shall ensure that its policies and procedures are made available to all Subcontracted Providers. The Contractor shall provide technical assistance to its providers regarding Covered Services, encounter submission and documentation requirements on an as needed basis. The services are described in detail in the AHCCCS Rules R9-22,
               Article 12 and R9-31, Article 12,

Final Sep 30-02
Effective 7-01-02                   Page 29

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               the AHCCCS Medical Policy Manual, Arizona Administrative Code R9-21, and the ADHS Covered Behavioral Health Services Guide.

          b. For populations other than individuals with a serious mental illness, the Contractor shall prioritize the delivery of Non-Title XIX covered services based on the availability of Non-Title XIX funding and consistent with ADHS Policy No. 2.53, Service Prioritization

          c. Except as specified below, the Contractor is responsible to ensure Title XIX and Title XXI eligible persons, including DDD/ALTCS, receive all medically necessary Title XIX or Title XXI covered services. The Contractor is not responsible for the provision of Title XIX or Title XXI covered services to:

               i. Title XIX eligible persons in the Arizona Long Term Care System (ALTCS) for the elderly and physically disabled;

               ii. Title XIX eligible persons who are eligible only for family planning services under the SOBRA requirements.

          d. The Contractor shall use Non-Title XIX/XXI funding to provide covered services, based on the CPSA Summary of Benefits grid, the Service Prioritization Guidelines and consistent with other requirements of this Subcontract and RBHA policy. Contractor shall manage available funding to ensure that Non-Title XIX/XXI covered services are available on a continuous basis throughout the Contract Year.

          e. Medically necessary covered services shall be provided in accordance to ADHS policy and procedures and RBHA Policy No. 6.40, Prioritization of Subvention Funded Services.

          f. Eligible persons currently enrolled with a Contractor shall remain enrolled with the Contractor regardless of subsequent move out of that Contractor's GSA unless and until the enrolled person is transitioned to an ALTCS Contractor, other Contractor or service provider, as applicable, and such transfer occurs in accordance with the ADHS and RBHA policies and procedures, prior to disenrollment.

E.   MEMBERSHIP DETERMINATION:

     1. General: The Contractor member roster is available to the Contractor via AS400 modem within 24 hours of enrollment. The Contractor is responsible for reconciliation of the member roster and reporting of corrections to the RBHA at least monthly according to the Roster Reconciliation protocols established by the RBHA. The Contractor is responsible for the identification of AHCCCS eligibility, program indicator, and eligible fund type assignment at point of intake.

          Members are the responsibility of the Contractor effective the member's assignment date to the Contractor. The RBHA will provide notification of assignment within 48 hours of member's assignment date to the Contractor. Under no circumstances shall the Contractor be financially or clinically responsible for services provided to a member, pursuant to this Subcontract, prior to a member's assignment to the Contractor.

     2. Emergency: According to the policies, procedures, or protocols established by the RBHA, in the event of emergency, the Contractor will provide Covered Services to an individual prior to the Contractor's receipt of verification of membership as described in subsection 1. above. If it is impossible or impractical to obtain the verification in advance, such verification will be provided by the RBHA within 24 hours of the commencement of the provision of Covered

Final Sep 30-02
Effective 7-01-02                   Page 30

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          Services by the Contractor to such person. Under special circumstances, the RBHA may waive or extend such 24 hour period.

     3. Information: To the extent possible, the Contractor shall obtain and make available to the RBHA and, if necessary ADHS, any information that may be required by the RBHA or ADHS in order to facilitate the verification of a person's status as a member for the provision of Covered Services by the Contractor.

F.   COVERED SERVICES:

     The Contractor shall ensure that a continuum of services consistent with ADHS Covered Services Policy No. 2.22, is available to meet the needs of eligible and enrolled persons. A comprehensive listing of service codes, including limitations, such as Title XIX or Tile XXI reimbursability and allowed provider types, can be found in the CPSA Service Authorization Matrix and ADHS Policy No. 2.22.. All service codes, unless explicitly stated otherwise, refer to both substance abuse/dependence and mental health services and populations. A listing of covered services under this Subcontract is provided below. Further detailed information regarding each individual service can be found in the ADHS Covered Behavioral Health Services Guide.

     1.   Treatment Services

          a.   Counseling

          a.   Consultation

          b.   Evaluation & Specialized Testing

          c.   Other Professional

     2.   Rehabilitation Services

          a.   Living Skills Training

          b.   Cognitive Rehabilitation

          c.   Health Promotion

          d.   Supported Employment

     3.   Medical Services

          a.   Medication

          b.   Laboratory

          c.   Radiology and Medical Imaging

          d.   Medical Management

          e.   Electro-Convulsive Therapy

     4.   Support Services

          a.   Case Management

          b.   Personal Assistance

          c.   Family Support

          d.   Peer Support

          e.   Therapeutic Foster Care

          f.   Respite Care

          g.   Housing Support

          h.   Interpreter

          i.   Flex Fund Services

          j.   Transportation

Final Sep 30-02
Effective 7-01-02                   Page 31

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     5.   Crisis Intervention Services

          a.   Mobile

          b.   Telephone

          c.   Crisis Services

     6.   Inpatient Services (Level I Behavioral Health Facility)

          a.   Hospital

          b.   Subacute

          c.   Residential Treatment Center

     7.   Residential Services

          a.   Level II Therapeutic Behavioral Health Residential

          b.   Level III Supervised Behavioral Health Residential

          c.   Room and Board

     8.   Behavioral Health Day Program

          a.   Supervised Day Program

          b.   Therapeutic Day Program

          c.   Medical Day Program

     9.   Prevention Services

G.   SERVICE AUTHORIZATIONS:

     1. Prior Authorization: The Contractor and its Subcontracted Providers shall comply with the RBHA prior authorization policies and procedures. Non-compliance with the RBHA prior authorization policies shall result in claim/encounter denial and/or sanctioning.

     2. Other Services: Except for the Fund Types and Covered Services indicated in paragraph F.1., above, Covered Services provided to assigned members do not require Notification of Authorization to the RBHA by Contractor for payment or encounter submittal.

     3. Emergency: Notwithstanding above and under policies and procedures established by the RBHA, the Contractor may commence the provision of Covered Services to a member in emergency circumstances and be paid hereunder. Emergency services do not need prior authorization and in utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services.

     4. Conditions: The Contractor, upon compliance with the provisions of this Subcontract, shall be compensated based on the Program Funding Allocation outlined in Schedule III of this Subcontract for Covered Services to a person as and to the extent that the person is a member, enrolled under a specific Fund.

     5. Concurrent and Retrospective Review. The Contractor will comply with the RBHA policies and procedures governing Concurrent and Retrospective Review.

H.   REFERRALS:

     Except as specified in General Provision D.1., Eligibility and Scope of Services, the Contractor shall accept and act upon referrals and requests for Covered Services from eligible persons or their guardians, family members, AHCCCS acute care contractors PCPs, hospitals, courts, tribal governments, Indian Health Services, schools, or other state or community agencies. The Contractor

Final Sep 30-02
Effective 7-01-02                   Page 32

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     and its Subcontracted Providers shall follow all referral procedures outlined in ADHS Policy No. 1.4 and RBHA Policy Nos. 6.01, 6.02 and 6.34.

I.   SCREENING AND TRIAGE:

     The Contractor shall implement uniform screening protocols, subject to RBHA approval, to ensure that eligible persons who need or request Covered Services receive timely and appropriate service, based on the need identified in the screening. The protocols shall include risk assessment of sufficient detail to determine need for emergent, urgent, or routine services and shall include the following criteria:

     1.   level of acuity;

     2.   presenting problem;

     3.   diagnosis;

     4.   functional level;

     5.   availability of family or environmental support; or

     6.   involvement with other agencies.

     The Contractor shall ensure that eligible and enrolled individuals who are screened receive services in accordance with required service delivery and appointment standards (See Section O. Appointment Standards).

J.   LEVEL OF FUNCTIONING/LEVEL OF CARE ASSESSMENTS:

     The Arizona Level of Functioning Assessment (ALFA) service level checklist must be completed on all adults and children at intake, every six (6) months thereafter for the duration of treatment, at disenrollment or closure and as mandated by ADHS and RBHA policies and procedures. The ALFA provides an initial prediction of the eligible or enrolled person's intensity of need for treatment (including case management) services. The information on the service level checklist should be consistent with and supported by a current evaluation, progress notes, physician notes or other formal evaluation documents.

     The initial service level checklist must be completed by a Behavioral Health Professional. If subsequent ALFA service level checklists are completed by staff other than a Behavioral Health Professional, the RBHA and ADHS Medical Directors shall review and approve the Contractor's privileging criteria for staff completing the checklists. The RBHA Medical Director will review requests and maintain documentation of all requests and approvals granted. Exceptions may be granted based on:

     1.   Availability of clinical staff (rural areas only);

     2.   Clinical appropriateness of plan;

     3.   Competency assessment or privileging;

     4.   Contractor's plan for clinical review of assessment data.

     If the checklist is completed by anyone other than a Behavioral Health Professional, a psychiatrist or psychologist must review 100% of the checklists completed for Title XIX and Title XXI enrolled persons. The Contractor shall monitor the accuracy of ALFA determinations and follow-up through case file review and/or the clinical supervision process on cases involving Title XIX or Title XXI members receiving case management or other medically necessary services at a frequency which is different than that predicted by the ALFA score.

Final Sep 30-02
Effective 7-01-02                   Page 33

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

K.   MEMBER ENROLLMENT:

     The Contractor shall ensure that all eligible persons who receive Covered Services are enrolled in the RBHA Information System in a timely manner and in accordance to RBHA policy.

     1. Eligible persons shall be immediately enrolled in the RBHA Information System when the Contractor or its Subcontracted Provider(s) delivers a Covered Service. In these situations, the effective date of the enrollment shall be no later than the date on which the first behavioral service was delivered, including crisis services.

     2. The Contractor shall ensure that complete, timely and accurate enrollment and assessment data is submitted to the RBHA in accordance to RBHA and/or ADHS policy. The Contractor may be sanctioned for missing, incomplete, inconsistent or inaccurate data, in accordance with RBHA and ADHS policy and Appendix A, Uniform Terms and Conditions, Sanctions, of this Subcontract.

     3. Contractor shall provide all necessary intake enrollment information to RBHA. Information provided shall include demographic information, fund source, and any other information requested by the RBHA when the Contractor has completed a member intake. The RBHA shall provide enrollment information to the Contractor as made available to the RBHA. For adults, members shall be enrolled as General Mental Health or Substance Abuse effective the date of intake. For Children, members shall be enrolled effective the date of intake. The Contractor's failure to properly enroll members according to RBHA intake policies and procedures which result in services being provided to erroneously enrolled members will not be reimbursed by the RBHA and will be the responsibility of the Contractor.

     4. Application for SMI Determination shall occur during the intake process, when appropriate, in accordance with RBHA Policy and Procedure.

     5. The Contractor shall be responsible for verification of Title XIX and Title XXI eligibility and for notifying the RBHA about changes in status of Title XIX and Title XXI eligible persons. Loss of Title XIX or Title XXI eligibility is effective immediately upon death of the person, voluntary withdrawal from the program, or upon determination that the person is an inmate of a public institution.

     6. The Contractor shall also respond to inquiries from AHCCCS Acute Care contractors, their PCPs, ALTCS Program Contractors, service providers and eligible persons regarding specific information about eligibility for Title XIX and Title XXI and behavioral health coverage. Contractor making inquiries outside of regular business hours may use the AHCCCS Communication Center for eligibility and enrollment inquiries.

     7. The Contractor and its Subcontracted Providers may use AHCCCS's contracted Medicaid Eligibility Verification Service (MEVS) to verify Title XIX and Title XXI eligibility and behavioral health coverage 24 hours a day, 7 days a week. Also available is the Interactive Voice Response (IVR) system, 24 hours a day, 7 days a week.

     8. The Contractor is responsible for determining potential eligibility for entitlements and for referring eligible and enrolled persons to the appropriate resource. The Contractor shall comply with ADHS Policy No. 2.18 and RBHA Policy No. 6.01. These requirements are to be in conformity with A.R.S. (S)36-3408.

     9. The Contractor may not refuse to enroll an eligible person who is a Native American and who resides within the Geographic Service Area solely because the eligible person is also eligible for enrollment in a Tribal RBHA. However, the Contractor may refuse to enroll a Native American Indian who the Contractor has verified is already enrolled with the Tribal RBHA.

Final Sep 30-02
Effective 7-01-02                   Page 34

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          Should an enrolled person choose to transfer covered services from the Tribal RBHA to the Contractor, the RBHA and ADHS Inter-RBHA Coordination policy shall be adhered to.

     10. Every enrolled member must be assigned to a Primary Clinician (PC) at time of enrollment and in accordance to RBHA policies and procedures.

L.   DISENROLLMENT:

     The Contractor and its Subcontracted Providers shall comply with all RBHA and ADHS policies related to disenrollment.

     1. For enrolled persons who, based on the judgement of the assigned Primary Clinician, are at risk of relapse, impending or continuing decompensation, deterioration, or potential harm to self or others, the Contractor and its Subcontracted Providers shall make repeated attempts, including follow-up telephone calls and home visits, to re-engage enrolled persons who refuse services or who fail to appear for appointments.

          a. There shall be documented attempts to contact the person by phone or face-to face, in accordance with RBHA policy.

          b. For enrolled persons who meet the applicable criteria and cannot be re-engaged in service the Contractor shall ensure that court ordered evaluation and treatment procedures are appropriately utilized.

     2. For persons who are not at risk of relapse, decompensation, deterioration, or potential harm to self or others, documented attempts shall be made to re-engage the person, in accordance to RBHA policy if continued treatment is appropriate.

     3. If an enrolled person who is still in need of Covered Services must be disenrolled as a result of a change in age, a move out of area, Title XIX eligibility, or change in who is responsible to provide the Covered Services, the Contractor and its Subcontracted Providers shall assist the enrolled person to transition to another contractor or service provider prior to disenrollment. If the enrolled person is receiving psychotropic medications, the Contractor and its Subcontracted Providers shall ensure that an appropriate medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for thirty
          (30) days until an alternate provider has assumed responsibility of care of the enrolled person.

          The Contractor and its Subcontracted Providers shall cooperate when an enrolled person is to be transitioned between RBHAs, Contractors or service providers. This shall include identification of transiting members, provision of appropriate referrals, forwarding of the medical record and transferring responsibility for court orders, as applicable.

     4. When a person no longer requires Covered Services, or when repeated attempts to re-engage the person in accordance with K.1. above are unsuccessful, the person shall be disenrolled. The Contractor shall ensure that enrolled persons are disenrolled from the RBHA systems within sixty (60) days after the last service authorized or delivered.

     5. Required disenrollment and final assessment data must be submitted to the RBHA within five (5) working days, if paper submission, or ten
          (10) working days if electronically transmitted.

     6. The Contractor will have written policies governing its member disenrollment process which includes the requirement of prior written notice to members.

Final Sep 30-02
Effective 7-01-02                   Page 35

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

M.   INITIAL ASSESSMENTS:

     1. All initial assessments shall be performed by staff who are trained and privileged in performing assessments of behavioral health disorders. Additional, for Title XIX and Title XXI members, the clinician must, at minimum, be a behavioral health professional.

     2. For members referred for or identified as needing on going psychotropic medications for a behavioral health condition, the Contractor shall ensure the review of the initial assessment and treatment recommendation by a licensed medical professional with prescribing privileges.

     3. The initial assessment shall include recommendations for services, including case management.

     4. The Contractor shall develop and implement privileging criteria that are inclusive of age-and population-specific competencies, subject to RBHA and ADHS approval, for the performance of initial assessments.

     5. Upon completion of a thorough competency assessment of each individual who will perform initial assessments, the Contractor shall submit an Attestation of Privileges for each individual deemed competent.

     6. The Contractor shall comply with all RBHA initiatives to evaluate the capacity of the system of care with regard to availability of staff within the provider network eligible to provide intake services including, but not limited to:

          a.   responding to surveys;

          b.   tracking and maintenance of staff education and credentials; and

          c. participation in system-wide activities that would help to increase the number of qualified staff.

N.   DISCHARGE PLANS:

     The Contractor shall incorporate into its policy manual procedures for ensuring timely completion of discharge plans and closure forms, if applicable. When indicated by the Individual Service Plan or Treatment Plan, a member who no longer requires behavioral health services must be discharged by the Contractor and RBHA from the behavioral health system. When the member moves from one RBHA to another or is disenrolled from the system the Contractor or its Subcontracted Provider is responsible for completing a discharge summary. The Contractor must provide a copy of the discharge summary to the member's PCP and forward closure paperwork to the RBHA in accordance to RBHA policy.

O.   APPOINTMENT STANDARDS:

     The Contractor shall ensure, and require all Subcontracted Providers to ensure; that eligible and enrolled persons receive Covered Services in accordance with RBHA Policy No. 6.01 and ADHS policies on appointment standards.

P.   INDIVIDUAL SERVICE/TREATMENT PLANS:

     The Contractor shall ensure that Individual Service or Treatment Plans are developed in accordance to RBHA policies and procedures, and as required by the AHCCCS Rules, ADHS policies and procedures, rules and regulations.

Final Sep 30-02
Effective 7-01-02                   Page 36

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

Q.   CERTAIN TREATMENT ISSUES:

     1. The Contractor agrees to provide Covered Services to members in a manner consistent with the ISP or ITP developed for members by the Contractor.

     2. The Contractor shall immediately advise the RBHA when a member is no longer in need of, or eligible for, Covered Services, as referred to in the RBHA policies and procedures. Such advice may be oral, by electronic transmission or facsimile, or in writing. If oral, same shall be promptly confirmed by electronic transmission or facsimile or in writing. It is the mutual responsibility of the RBHA and the Contractor, to notify the other party, in writing or electronically on a daily basis, of new Contractor members, disenrolled Contractor members and re-enrolled Contractor members.

     3. If the Covered Services include inpatient or residential treatment, no member receiving such services shall be discharged without a discharge plan.

     4. The Contractor shall, as a condition to the delivery of Covered Services to members and as a condition to payment therefore under this Subcontract, provide those members with such information and obtain from the member such authorizations and consents as ADHS and/or the RBHA may determine appropriate.

R.   ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS)

     Contractor and its Subcontracted Providers agree to render covered services to all members regardless of acuity and including those who are diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) or who are HIV Infected. Such services shall be rendered in the manner consistent with and within all the compensation terms set forth herein.

S.   ACTIVE TREATMENT AND CONTINUITY OF CARE (PRIMARY CLINICIAN)

     Active treatment and continuity of care includes information concerning case management, integrated treatment for co-occurring disorders and recovery support. ADHS defines active treatment as "delivering and monitoring behavioral health services to ensure that they are effective in reducing behavioral heath symptoms, improving functioning and/or maintaining symptom remission and optimum functioning" (ADHS Solicitation No. H0-001, page 12).

     1. The Contractor shall implement policies, procedures, performance standards and a monitoring process to ensure active treatment for all enrolled persons and continuity of care between providers, settings and treatment episodes, including:

          a. Initiation of medically necessary services within thirty (30) days of referral;

          b. Assignment to a Primary Clinician deemed competent and privileged by the Contractor to serve as a fixed point of accountability;

     2. The RBHA has designated the title "Primary Clinician" to identify the staff person to whom each enrolled member is assigned. The Primary Clinician is responsible for providing active treatment and/or ensuring that active treatment is provided.

     3. This assignment shall enhance coordination of care and identify a clear point of accountability.

     4. The Contractor shall utilize competent individuals to deliver the quality and quantity of care required by enrolled members. The Contractor shall ensure that members are correctly assessed and afforded the treatment indicated through those assessments.

Final Sep 30-02
Effective 7-01-02                   Page 37

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     5. The Primary Clinician is responsible for clinical oversight and facilitating decision-making regarding the member's behavioral health care, including:

          a. Assessment, service planning and delivery of medically necessary services;

          b. Transmittal of assessment, treatment and discharge recommendations to the member's Primary Care Physician;

          c. For members referred for or identified as needing ongoing psychotropic medications for a behavioral health condition, ensure the review of the initial assessment and treatment recommendations by a licensed medical practitioner with prescribing privileges;

          d.   Ongoing assessment of behavioral health needs;

          e. Revision of service plan and service delivery based on progress toward behavioral health goals;

          f. Provision of contracted covered services and/or referral to needed treatment, rehabilitative, supportive, ancillary services and emergency services, and referral to community resources;

          g. Provision of case management services and/or determination of the need for additional case management services to be delegated to a qualified clinician;

          h. Monitoring of behavioral health condition, and provision of intervention as needed;

          i. Ongoing collaboration with parents, guardians, family members, significant others, primary care provider, school, child welfare, juvenile or adult probation and/or parole, developmental disability provider, and other involved service providers, community and State agencies or other individuals identified by the member, as needed for the delivery and coordination of services;

          j. Maintenance of continuity of care between inpatient and outpatient settings;

          k. Oversee the development and implementation of transition discharge and aftercare plans prior to discontinuation of behavioral health services;

          l. Transfers to out of area, out of State, or to an ALTCS Contractor, as applicable; and

          m.   Support and complement the work of child and family teams.

     6. The Contractor shall ensure that each enrolled member receives orientation upon intake, including:

          a. The role of the Primary Clinician. The Primary Clinician must be identified by name, and in writing, and the responsibilities and expectations reviewed with the member.

          b.   Information regarding Member Rights.

          c. Responsibilities of the member in participating in the treatment process.

          d.   Covered Services.

          e. In writing, actions the member should take in case of a crisis situation or the need to contact the Primary Clinician during non-business hours.

     7. The Contractor shall notify members, in writing, of any changes to their assigned Primary Clinician. Notification to the RBHA of said change does not suffice as notification to the member.

Final Sep 30-02
Effective 7-01-02                   Page 38

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

T.   COORDINATION OF CARE:

     The Contractor shall collaborate with community and government agencies and individuals to coordinate the delivery of Covered Services with other services and supports needed by the enrolled person and their families, including but not limited to: general medical care; education; probation, parole, court services, services to the homeless, services for persons with developmental disabilities, the elderly, emergency medical services, child welfare, parks and recreation, religious institutions, housing and urban development, public health and safety services (including Emergency Medical Services, domestic violence services, fire, police, and sheriff) and vocational services.

     The Contractor shall support the participation of parents/primary caregivers, adolescents and children in the assessment and service planning process. A unified process of assessment, planning, service delivery and support among multiple agencies represents the preferred practice.

     The Contractor shall comply and require its Subcontracted Providers to comply, with all coordination requirements as established by the ADHS from time to time, in addition to the specific requirements referenced below:

     1.   Schools/Local Educational Authorities:

          a.   The Contractor shall ensure that:

               i. Prevention, screening and early identification programs are delivered in or near school settings, and are provided in collaboration with local educational authorities;

               ii. Information and recommendations contained in the individual education plan (IEP) are considered in the development of the service plan for the enrolled person;

               iii. The Primary Clinician or clinician supervised by the PC participates with the school in development of the IEP to ensure that the most appropriate, least restrictive behavioral health services are recommended in the IEP;

               iv. Transitional planning with the school occurs prior to and after discharge of an enrolled person from any out of home placement, including a residential treatment center to a local school authority.

     2.   Child Protective Services (ADES/ACYF):

          a.   The Contractor shall ensure that:

               i. Information and recommendations in the child welfare case plan are considered in the development of the service plan for the enrolled child, and that the ADES/ACYF case manager is invited to participate in the development of the service plan and all subsequent planning meetings;

               ii. Subcontracted Providers coordinate, communicate and expedite behavioral health services to assist ADES in reducing the amount of time children spend in the custody of the State, improving stability of placements and in finding permanent placement for children, according to requirements addressing pertinent legal mandates.

     3.   Developmental Disabilities (ADES/DDD):

          a.   The Contractor shall ensure that:

Final Sep 30-02
Effective 7-01-02                   Page 39

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               i. Information and recommendations in the Individual Program Plan developed by ADES, Division of Developmental Disabilities (DDD) staff are considered in the development of the service plan for the enrolled person and that the ADES/DDD staff involved with the enrolled person/child are invited to participate in the development of the service plan and all subsequent planning meetings; and

               ii. Persons with developmental disabilities who require psychotropic medication for the purpose of controlling, decreasing, or eliminating undesirable behaviors have service delivery plans for active treatment intended to produce remission of behavioral health signs and symptoms and achievement of optimal functioning, not merely management and control of unwanted behavior.

     4. Arizona Department of Corrections (ADC), Arizona Department of Juvenile Corrections (ADJC) Administrative Office of the Court (AOC), Juvenile and Superior Courts:

          a.   The Contractor shall ensure that:

               i. Information and recommendations contained in the probation or parole case plan are considered in the development of service plans for enrolled persons, and that probation or parole personnel involved with enrolled persons are invited to participate in the development of the behavioral health service plan and all subsequent planning meetings.

               ii. Upon referral or request, the Contractor or its Subcontracted Providers shall evaluate and participate in transition planning prior to the release of eligible children and adolescents from public institutions back into the community.

     5.   Jails:

          a.   The Contractor shall ensure:

               i. Screening and assessment services to individuals who are in jail and are suspected to have a serious mental illness; and

               ii. Continuity of care, discharge planning and timely sharing of information for enrolled persons with a serious mental illness who are in or are leaving the jail.

     6.   AHCCCS Health Plans:

          a. The Contractor and its Subcontracted Providers are responsible for the coordination of care with the AHCCCS Health Plans in accordance with the RBHA and ADHS policies.

          b. To the extent permitted by law, the Contractor and its Subcontracted Providers shall ensure timely sharing of information with the medical Primary Care Provider (PCP) for the enrolled persons who are enrolled in an AHCCCS Health Plan, including but not limited to:

               i.   Notification of receipt of referral;

               ii. The name, address, telephone, and fax number of the assigned behavioral health Primary Clinician;

               iii. Sufficient information to allow for the coordination of behavioral health services with the general medical care provided by the PCP, consistent with

Final Sep 30-02
Effective 7-01-02                   Page 40

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                    the RBHA and ADHS requirements. At a minimum, the PCP should be notified in the following circumstances:

                    .    Initial assessment and treatment recommendations.

                    . Results of relevant laboratory, radiology and other tests

                    .    Emergency/crisis admission or events

                    .    Discharge from an inpatient setting

                    .    Disenrollment from ADHS or the RBHA

                    . Any other events requiring medical consultation with the enrolled person's PCP.

               The RBHA must approve any standardized forms developed by the Contractor and its Subcontracted Providers that may be utilized to meet these requirements. The Contractor shall monitor compliance with these notification requirements

               In order to ensure effective coordination of care, proper consent and authorization to release information to Health Plans should be obtained. The Contractor must adhere to confidentiality guidelines pursuant to 42 C.F.R. 431 and A.R.S. 36-509. Unless prescribed otherwise in federal regulations or statute, it is not necessary for the Contractor or its Subcontracted Providers to obtain a signed release form in order to share behavioral health related information with the PCP or AHCCCS Health Plan.

               The Contractor will ensure that consultation services are made available to health plan PCP's and describe how to access such services, including methods to initiate a referral for ongoing behavioral health services. Eligible persons with diagnoses of mild depression, anxiety or attention deficit hyperactivity disorder who are currently being treated by the Contractor's physician may be referred back to the PCP for ongoing care only after consultation with the enrolled person's PCP and with the person/person's guardian. Upon request, the Contractor or its Subcontracted Providers shall inform PCPs about the availability of resource information regarding the diagnosis and treatment of behavioral health disorders.

          c. The Contractor and its Subcontracted Providers shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the Primary Care Provider in cases involving medical conditions and/or medication interactions that pose a risk of harm to the enrolled person.

          d. The Contractor and its Subcontracted Providers shall inform all enrolled persons of the nature and extent of the treatment information that will be shared with the primary care provider to coordinate care.

          e. The Contractor and its Subcontracted Providers shall provide psychiatric consultation services for AHCCCS primary care providers who wish to prescribe psychotropic medications within their scope of practice. These services shall include:

               i. Upon the request of the Primary Care Provider, direct access to psychiatrists (or other behavioral health providers, if applicable);

               ii. Provision of recommendations to the Primary Care Provider by the psychiatrist:

Final Sep 30-02
Effective 7-01-02                   Page 41

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                    . Regarding the Primary Care Provider's management of the eligible person's behavioral health condition; and

                    . Regarding behavioral health services that should be performed through the Contractor or a Subcontracted Provider in addition to psychotropic medication management by the primary care provider, or

                    . That ongoing management should be performed through the Contractor or Subcontracted Provider, based on the severity or complexity of the eligible persons' behavioral health condition; and

               iii. Provision of information to AHCCCS Health Plans about how to access these services.

          f. The Contractor and its Subcontracted Providers shall cooperate with the RBHA, ADHS and AHCCCS in implementing and complying with any additional policies and procedures established for monitoring and improving communication between acute care and behavioral health contractors and subcontractors.

     7.   Other General Medical and Dental Providers:

          To the extent permitted by law and to the extent that funding is available, the Contractor and its Subcontracted Providers:

          a. Shall ensure coordination of covered services with general medical care for Non-Title XIX/XXI enrolled persons;

          b. Shall ensure physician-to-physician interaction when necessary between the prescribing physician, nurse practitioner or physician assistant and the primary care provider in cases involving medical conditions and/or medication interactions that pose a risk of harm; and

          c. Are encouraged to develop collaborative relationships with other medical and dental providers, including Federally Qualified Health Centers, to facilitate referrals and to coordinate provision of general medical, dental and behavioral health care.

     8.   Arizona State Hospital/Inpatient Facilities:

          Recognizing the limited bed availability at ASH and the need to treat individuals in the least restrictive setting, the Contractor shall collaborate with local stakeholders to assure appropriate placement and diversion whenever possible.

          a. The Contractor shall ensure coordination, continuity of care and prompt discharge planning for eligible and enrolled persons admitted to ASH, through identification of an ASH Liaison, whose duties shall include:

               i.   Diversion of potential admissions from ASH.

               ii. Coordination of the admission process with the ASH Admissions Office.

               iii. Participation in ASH treatment and discharge planning;
                    through attendance at Inpatient Treatment and Discharge Plan
                    (ITDP) staffings in person or by phone at least monthly.

               iv. Provision of available clinical and medical record information upon or shortly after admission.

Final Sep 30-02
Effective 7-01-02                   Page 42

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               v. Any other requested communication and/or collaboration with ASH, including but not limited to:

                    .    compliance with RBHA policies and procedures;

                    . attendance at the ASH Social Worker/RBHA monthly meeting by phone or in person; and

                    .    compliance with ASH performance indicators.

          b. The Contractor shall maintain sufficient staff to meet the following requirements:

               i. attendance at the Master ITDP staffing and subsequent staffings;

               ii. regular contact (at least every 30 days) with members in ASH; and

               iii. collaboration on the member's discharge from ASH.

          c. Distribution of the ASH community placement funding is dependent upon meeting the required thresholds of the specific criteria for the performance indicators developed by ADHS in conjunction with the RBHAs and other indicators developed by CPSA and its Comprehensive Service Networks. The criteria are based on meeting the targeted census cap, discharge within 60 days of placement on the "discharge ready list" and restriction of re-admission within 6 months.

     9.   Transfers or Closures from CPSA Services:

          a. If the enrolled member is receiving prescribed psychiatric medications at the time of transfer or closure, the referring provider shall ensure that the prescribing professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications until the receiving provider has assumed responsibility for care of the member.

          b. A packet of clinical information must be made available to the agency accepting responsibility for a member transferred from the RBHA for the transfer to be complete and the closure in effect.

     10. Arizona Department of Economic Security/Disability Determination Services Administration (ADES/DDS)

          The Contractor and its subcontracted providers shall cooperate with ADHS and ADES/DDSA in its review and sampling of applicant's determinations of SMI status, in compliance with AHCCCS's state plan amendment.

U.   NOTICE OF DENIAL/REDUCTION/SUSPENSION/TERMINATION OF SERVICES:

     The Contractor shall comply with the Notice requirement policies and procedures established by AHCCCS, ADHS and the RBHA whenever Covered Services are denied, reduced, suspended or terminated:

     1.   With respect to all eligible and enrolled persons:

          a. The Contractor and its Subcontracted Providers shall provide notices in accordance with ADHS policies and RBHA Policy No. 2.03, Notices and shall use the notice forms as prescribed by ADHS.

          b. The Contractor shall follow appropriate clinical practice when denying, reducing, suspending or terminating covered services.

          c. Requests for admission or continued stay in an Acute Inpatient Hospital, Inpatient Psychiatric Hospital, Inpatient Psychiatric Facility for persons under 21 years of age

Final Sep 30-02
Effective 7-01-02                   Page 43

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               or Institution for Mental Disease for persons 65 years of age or older may be denied only by the Contractor's Medical Director or delegated psychiatrist.

     2.   With respect to Title XIX and Title XXI eligible and enrolled persons:

          a. The Notice form prescribed by ADHS shall be used to provide Title XIX and Title XXI eligible and enrolled persons prior written notice of a reduction, suspension or termination of a prior authorized Title XIX or Title XXI covered service and such actions when based on utilization review.

          b. When a covered service is subject to prior authorization, the Contractor shall also comply with the notice, continuation of benefits and appeals process requirements specified in 42 CFR
               431.200 et seq.; A.A.C. R9-22-516, and further described in Members' Rights and Responsibilities in A.A.C. R9-22, Article 13; A.A.C. R9-31, Article 13; AHCCCS Rules; ADHS and RBHA Policy and Procedures.

     3. With respect to persons who are SMI or who request services as a person who is SMI:

          a. A person who requests services as a person who is seriously mentally ill shall receive a specific Notice form prescribed by ADHS for that purpose following a determination that the person is not seriously mentally ill.

          b. When covered services to an enrolled person who has been determined to be seriously mentally ill are modified, suspended or terminated, the enrolled person shall receive a specific Notice form prescribed by ADHS for that purpose, including notice of the right to appeal, in accordance with A.A.C. Title 9, Chapter 21 (currently R9-21-315).

          c. Covered services to an enrolled person who has been determined to be seriously mentally ill shall be continued pending the resolution of any appeal.

V.   BEHAVIORAL HEALTH RECORDS:

     The Contractor shall ensure, and through the terms of each subcontract require all Subcontracted Providers to ensure, that the behavioral health records of enrolled persons created or maintained by the Contractor and its Subcontracted Providers are maintained in a detailed, comprehensive and timely manner which conforms to good professional practice, permits effective professional review and audit and facilitates prompt and systematic retrieval of information and follow-up treatment. The Contractor shall follow all requirements and procedures outlines in ADHS Policy No.
     1.10 and RBHA Policy Nos. 3.02 and 3.20.

     1. Contractor shall maintain and require its Subcontracted Providers to maintain, as applicable, medical records in accordance with the requirements for a Community Service Agency and/or a Therapeutic Foster Care Home. Medical records requirements are contained in ADHS Policy 2.75, Community Service Agency - Title XIX Certification and ADHS Policy 2.45, Therapeutic Foster Care Homes - Title XIX Certification.

W.   TRANSITION OF TITLE XIX AND TITLE XXI ENROLLED PERSONS

     To ensure that Title XIX and Title XXI enrolled persons who need behavioral health services receive them, the Contractor shall cooperate when a transition from one entity to another, RBHA or AHCCCS acute care contractor or ALTCS program contractor, becomes necessary. This shall include identification of transitioning members, provision of appropriate referrals and forwarding of the medical record. For Title XXI enrolled persons, this transition shall include the tracking and reporting to the new contractor of those services which count toward an annual limitation.

Final Sep 30-02
Effective 7-01-02                   Page 44

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

X.   OUTREACH:

     The Contractor shall provide outreach activities designed to inform eligible and enrolled persons of the availability of behavioral health services in accordance with ADHS policies on outreach.

     Upon request, the Contractor shall conduct outreach and disseminate information to the general public, other human services providers, school administrators and teachers and other interested parties regarding behavioral health services available to Title XIX and Title XXI eligible or enrolled persons.

Y.   QUALITY ASSURANCE/UTILIZATION REVIEW:

     1. The Contractor shall comply with the utilization management and quality management plans, activities and policies and procedures of the RBHA, ADHS, AHCCCS, and appropriate federal regulations. The RBHA agrees to provide the Contractor written notice of the implementation of all utilization management and quality management and improvement standards, plans, activities and policies and procedures of the RBHA. The Contractor will not be sanctioned for failure to comply with changes in all utilization management and quality management/ improvement standards, plans, activities and policies and procedures until thirty (30) days after receipt of written notification of such changes unless these changes are externally mandated by Federal, State or AHCCCS requirements or intended to comply with those requirements.

     2. The Contractor shall provide for an ongoing program that objectively and systematically monitors and evaluates the quality and appropriateness of care to members and includes a process for improving care to members and resolving identified problems. The Utilization Management Plan will include specific language to address adverse decisions based on medical necessity and the process for notification to the member and Subcontracted Provider of intended actions related to the adverse decision. The Contractor agrees to submit utilization data in accordance with the RBHA's policies and procedures. The format for submission of the reports is designated by the RBHA's Utilization Management Procedure.

     3. For those Contractors furnishing inpatient care or a JCAHO or CARF approved residential program, the Contractor is required to comply with ADHS policy requirements for Quality Assurance. For all other services, the Contractor shall, as nearly as practicable, adopt, maintain and observe quality assurance and utilization review plans that conform to nationally accepted accreditation standards of JCAHO. The specific federal and AHCCCS compliance activities include:

          a. Certification of Need for children who apply for Title XIX/XXI eligibility after admission. A certification of need is performed by the team developing the plan of care; and must be completed and signed by a physician.

          b. Development of and performance of services based on a plan of care in accordance with 42 CFR 441.154 to 156;

          c. Development and implementation of utilization management plans and committees in accordance with 42 CFR 456.100 to 129 and
               456.200 to 213;

          d. Completion of Medical Care Evaluation Studies according to instructions from ADHS.

     4. The Contractor agrees to participate in and be evaluated in accordance with the Quality Management and Utilization Management Plan established by the RBHA, as described in the RBHA policies and procedures. The RBHA agrees to provide the Contractor written notice of any changes to the Quality Management and Utilization Management Plan. The RBHA

Final Sep 30-02
Effective 7-01-02                   Page 45

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          requires the Contractor to develop quality management and utilization management requirements in accordance with the RBHA Quality Management and Utilization Management Plan requirements.

     5. Evaluation tools/outcome indicators to be used by the RBHA may include, but are not restricted to the following: 1) satisfaction surveys; 2) inpatient or residential treatment readmissions within thirty (30) days of prior discharge; 3) levels of functioning; 4) critical incidents; and, 5) provider profiling; 6) appointment standards; 7) data quality indices; 8) coordination of care with primary care provider; 9) sufficiency of assessments; 10) members and family involvement; 11) cultural competency; 12) appropriateness of services; 13) informed consent; and, 14) quality of clinical outcomes. If the Contractor's performance falls short of the standards or goals of such evaluation tools/outcome indicators, the Contractor shall implement those measures and such others as may be required by the RBHA and shall provide to the RBHA such information pertaining to the implementation of those measures as may be required by the RBHA. Failure to correct any such deficiencies may result in a default hereunder.

     6. As a component of quality management, Medical Care Evaluation (MCE) Studies of inpatient facilities are required under 42 CFR Part 456. The purpose of MCE studies is to promote the most effective and efficient use of available facilities and services consistent with the enrolled person's needs and professionally recognized standards of care. MCE studies emphasize the identification and analysis of patterns of care and suggest appropriate changes needed to maintain consistently high quality care and effective and efficient use of services. In the development, management and monitoring of the provider network, the RBHA shall require inpatient facilities (including inpatient hospitals, inpatient psychiatric facilities for persons under the age of 21 and IMDs) to conduct MCE studies which meet the requirements of 42 CFR Part 456.

     7. The Contractor shall participate in other required quality management activities, including but not limited to, an Annual Independent Quality Evaluation, Case Reviews, Critical Incident Investigations, Member Satisfaction Survey and other activities that may be required from time to time by the RBHA, ADHS or AHCCCS.

     8. The Contractor and its Subcontracted Providers shall comply with and implement the RBHA endorsed best practice guidelines. The Contractor shall comply and ensure its Subcontracted Providers comply with guidelines pertaining to competence in linguistically and culturally appropriate practices.

Z.   PERFORMANCE:

     1. Measurement: The Contractor accepts, as a measurement of performance under this Subcontract, those outcome indicators required in General Provision Y., Quality Assurance and Utilization Review.

     2. Reviews: The RBHA may conduct or cause to be conducted financial, program, service and/or organizational reviews. The Contractor agrees to cooperate with all requests for information, all on-site monitoring activities, and requirements for corrective action plans by the RBHA.

AA.  FEDERAL BLOCK GRANT REQUIREMENTS:

     1. The Contractor shall comply with all terms and conditions of the CMHS and SAPT Performance Partnership Programs, Children's Health Act of 2000, P.L. 106-310 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x et. seq.) or as modified and ADHS policy on Performance Partnership Program and Funds Management. With regard to the

Final Sep 30-02
Effective 7-01-02                   Page 46

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          Community Mental Health Program and the Substance Abuse Prevention and Treatment Program the Contractor shall:

          a. establish programmatic and accounting procedures consistent with the requirements of the Performance Partnership Programs and ADHS policy;

          b. ensure that funds are accounted for in a manner that permits separate reporting for mental health and substance abuse services;

          c. ensure delivery of services and submit information relative to those services, including expenditure data, individuals served and services provided in a manner prescribed by the RBHA and ADHS. This data and information, subject to audit, shall be retained by the RBHA and ADHS as documentation of compliance with program requirements.

          d. ensure delivery of services and submit data and information relative to those services, in a manner prescribed by the RBHA and ADHS, regarding certain SAPT allocations, if funded, (i.e. "set-asides") including services rendered, individuals served and expenditures for the following:

               i.   alcohol/drug abuse treatment services;

               ii.  primary prevention services (GSA 3 only);

               iii. services to pregnant women and women with dependent
                    children; and

               iv.  HIV Early Intervention Services.

     2. The Contractor shall establish and maintain accounting and program procedures, which ensure compliance with requirements and restrictions of Federal Performance Partnership Legislation.

     3. Federal funds authorized under the Program may not be used for the following:

          a.   to provide inpatient services;

          b.   to make cash payments to intended recipients;

          c. to purchase or improve land, purchase, construct or permanently improve (other than minor remodeling) any building or facility;

          d.   to purchase major medical equipment;

          e. to provide financial assistance to any entity other than a public or non-profit private entity;

          f. to carry out any program of distributing sterile needles for the hypodermic injection of any illegal drug;

          g. to carry out any testing for the etiologic agent for acquired immune deficiency syndrome unless such testing is accompanied by appropriate pre-testing counseling and appropriate post-test counseling (SAPT only);

          h. to pay the salary of an individual, through a grant or other extramural mechanism, at a rate in excess of $125,000 per year; and

          i. to purchase treatment services in penal or correctional institutions of the State of Arizona.

     4. Monthly Wait List - The Contractor shall submit in a Monthly Priority Admission Report, a monthly count of pregnant women/women with dependent children and injection drug users waiting for placement in substance abuse treatment. At a minimum, the waiting list shall include:

Final Sep 30-02
Effective 7-01-02                   Page 47

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          a. a unique identifier for each injection drug abuser seeking treatment;

          b. a unique identifier for each pregnant woman/woman with dependent children seeking treatment, including those receiving interim services; and

          c. date each pregnant woman/woman with dependent children and injection drug abuser are put on a wait list;.

     5.   Pregnant Substance Abusing Women and Women with Dependent Children:

          a. The Contractor shall ensure access to substance abuse treatment and aftercare services funded by SAPT Block Grant is prioritized according to the following list:

               i.   Pregnant injecting drug users;

               ii.  Pregnant substance abusers;

               iii. Other Injecting drug users; and

               iv.  All others.

          b. The Contractor shall ensure and require its Subcontract Providers to ensure that:

               i. each pregnant woman who requests and is in need of substance abuse treatment is admitted within 48 hours. If capacity is unavailable in the Geographic Service Area (GSA), the pregnant woman shall be referred to another Contractor for placement; and

               ii. if no GSA has capacity to admit within 48 hours, each pregnant woman shall be provided with interim services including, at minimum, referrals for prenatal care, education/interventions with regard to HIV, tuberculosis and the effects of alcohol and other drugs on the fetus.

          c. Contractors who serve women under the terms of this Subcontract shall provide directly or through subcontract arrangement or referral, specialty programs for pregnant women and women with dependent children that treat the family as a unit:

               i.   Metropolitan Tucson: o primary medical care (women);

                    .    primary pediatric care (children);

                    .    gender-specific substance abuse treatment (women);

                    .    therapeutic interventions for children;

                    .    child care; and

                    . sufficient case management (women); and transportation to ensure that women and their children have access to all other specialty program services.

               ii.  All other Areas:

                    Specialized practices, which are uniform throughout the service region and provide access to primary medical and prenatal care, gender-specific interventions and treatment for substance abuse/dependence disorders, and supportive services including child care.

          d. No individual may be denied services solely based on medical condition.

Final Sep 30-02
Effective 7-01-02                   Page 48

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     6.   Injection Drug Users:

          a.   The Contractor shall ensure:

               i. notification is provided to the RBHA of any substance abuse treatment program that has reached 90% of its capacity to admit injection drug users. Notification shall be provided to the RBHA within five (5) days of reaching said capacity;

               ii. each individual who requests and is in need of treatment for injection drug abuse is admitted to a program of such treatment no later than:

                    .    14 days after making the request for admission, or

                    . 120 days after the request, if no program has capacity to admit the individual, and, if interim services are offered within 48 hours of the request for treatment; and

               iii. interim services shall minimally include
                    education/interventions with regard to HIV and tuberculosis and the risks of needle-sharing and shall be offered within 48 hours of the request for treatment.

     7.   Tuberculosis Screening and Referral

          a. The Contractor receiving SAPT Block Grant funding for treatment services:

               i. implements tuberculosis, infection control procedures as established by the ADHS; and

               ii. routinely provides Tuberculosis risk assessment and conducts or offers referrals for Tuberculosis (TB) testing, evaluation and treatment.

BB.  PENDING LEGISLATIVE ISSUES:

     In addition to the requirements described in this Subcontract, there are legislative issues that may have an impact on services provided by ADHS, the RBHA and the Contractor on or after the effective date of this Subcontract. The following is a brief description of issues that ADHS is aware of at the time of issuance of this Subcontract:

     1. Ticket to Work. Legislation was passed to adopt a federal program that expands Title XIX eligibility to individuals, age 16 through 64 years old who meet SSI eligibility criteria, and whose earned income is at or below 250% of the FPL. This program will be implemented no later than January 1, 2003. These members will be eligible for the entire Title XIX Service package, including behavioral health services.

     2. AHCCCS Coverage for the parents of children eligible for KidsCare. As a result of the 2001 legislative session, AHCCCS applied for an 1115 Waiver to cover the parents of children eligible for KidsCare up to 200% FPL and parents of SOBRA children with incomes in excess of 100% FPL. The legislature is expected to pass legislation to authorize this program which will be implemented in phases beginning October 1, 2002.

CC.  SPECIAL PROVISIONS:

     Special provisions pertaining to this Subcontract are appended hereto as
     Schedule I. In the event and to the extent that such special provisions are inconsistent with any other provisions of this Subcontract, such Special Provisions shall govern.

Final Sep 30-02
Effective 7-01-02                   Page 49

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

DD.  APPENDICES/SCHEDULES/ATTACHMENTS:

     This Subcontract includes and incorporates by reference the following:

     1.   Appendices:

          a.   Appendix A: Uniform Terms and Conditions

          b. Appendix B: Minimum ADHS/DBHS Contract (Subcontract) Provisions - DELETED EFFECTIVE 7/1/02 - AMENDMENT #6)

     2.   Schedules:

          a.   Schedule I: Special Provisions

          b.   Schedule II: Scopes of Work

          c.   Schedule III: Program Funding Allocation

          d.   Schedule IV: Fiscal Agent

          e.   Schedule V: Contract Deliverables

     3.   Attachments:

          a.   Attachment 1: Covered Services (DELETED EFF 10/3/01 - AMENDMENT
               #3)

          b.   Attachment 2: Summary of Benefits - Pima County (GSA 5)

          c.   Attachment 3: Geographic Subdivisions in GSA 5

          d.   Attachment 4: CPSA Service Authorization Matrix

          e. Attachment 5: Title XXI Behavioral Health Services & Benefit Coverage (DELETED EFF 10/1/01 - AMENDMENT #2)

          f.   Attachment 6: Reconciliation Period

          g.   Attachment 7: Contractor Service Site Locations

          h.   Attachment 8: Independent Practitioners

          i.   Attachment 9: Arnold v. Sarn Provisions

          j.   Attachment 10: HB2003 Children's Service Codes Reference Sheet

          k. Attachment 11: Contractor's Expenditure Report (CER) - Project M.A.T.C.H.

          l.   Attachment 12: Contractor's Expenditure Report (CER) - HB2003

          m. Attachment 13: Program Descriptions Forms (ADDED Eff 7/1/02 - Amendment 7)

EE.  ENTIRE AGREEMENT:

     This Subcontract and its appendices, schedules, and attachments, including all amendments and modifications incorporated by reference, shall constitute the entire agreement between the parties, and supersedes all other understandings, oral or written.

FF.  BINDING EFFECT:

     This Subcontract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Final Sep 30-02
Effective 7-01-02                   Page 50

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                   APPENDIX A
                           UNIFORM TERMS & CONDITIONS

A.   APPLICABLE LAW:

     1. Arizona Law: The law of Arizona applies to this Subcontract including, where applicable, the Uniform Commercial Code as adopted by the State of Arizona.

     2. Implied Contract Terms: Each provision of law and any terms required by law to be in this Subcontract are a part of this Subcontract as if fully stated in it.

     3. Contract Order of Precedence: In the event of a conflict in the provisions of the Subcontract as accepted by the State, the following shall prevail in the order set fort below:

          a.   Appendix A, Uniform Terms & Conditions;

          b.   Program requirements and specifications;

          c. Any other terms and conditions of this Subcontract including documents incorporated by reference; and

          d.   Attachments

B.   CHOICE OF FORUM:

     The parties agree that jurisdiction over any action arising out of or relating to this Subcontract shall be brought or filed in a court of competent jurisdiction located within the State of Arizona subject to compliance with applicable grievance and appeals procedures.

C.   DISSEMINATION OF INFORMATION:

     Upon request, the Contractor shall assist the RBHA in the dissemination of information prepared by the ADHS, AHCCCS or the Federal government, to its enrolled population. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials which are produced by the Contractor and refer to covered services shall state that such services are funded under Subcontract with ADHS and AHCCCS.

D.   REQUESTS FOR INFORMATION:

     The ADHS may, at any time during the term of this Subcontract, request financial or other information from the RBHA, who in turn may request information related to this Subcontract from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

E.   RECORDS RETENTION:

     Under ARS (S)(S) 35-214 and 35-215, the Contractor shall retain and shall contractually require each Subcontractor to retain all data and other records relating to the acquisition and performance of the Subcontract for a period of five years after the completion of the Subcontract. All records shall be subject to inspection and audit by the RBHA or the State at reasonable times. Upon request, the Contractor shall produce a legible copy of any or all such records.

F.   MERGER, REORGANIZATION AND OWNERSHIP CHANGE:

     A merger, reorganization or change in ownership of a Contractor shall constitute a Subcontract amendment and require the prior approval of the RBHA.

Final Sep 30-02
Effective 7-01-02                   Page 51

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

G.   AUTHORITY:

     This Subcontract is issued under the authority of the RBHA Administrator who signed this Subcontract. Changes to the Subcontract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized RBHA employee or made unilaterally by the Contractor are violations of the Subcontract and of applicable law. Such changes, including unauthorized written Subcontract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this Subcontract based on those changes.

H.   CONTRACT INTERPRETATION AND AMENDMENT:

     1. No Parole Evidence: This Subcontract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any terms used in this document.

     2. No Waiver: Either party's failure to insist on strict performance of any term or condition of the Subcontract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the nonconforming performance knows of the nature of the performance and fails to object to it.

     3. Written Subcontract Amendments: The Subcontract shall be modified only through a written Subcontract amendment within the scope of the Subcontract signed by the Chief Executive Office on behalf of the RBHA; however, written amendment to this Subcontract shall not be required for:

          a. funding source(s) changes by the RBHA when the amount of the Subcontract remains unchanged; or

          b. funding source(s) transfers by the RBHA when the amount of the Subcontract remains the same.

          The RBHA shall give written notice to the Contractor of Subcontract funding source(s) changes or transfers within 30 days following the effective date thereof, including any changes in program requirements.

I.   COMPUTATION OF TIME:

     Unless a provision of this Subcontract explicitly states otherwise, periods of time referred to in this Subcontract shall be computed as follows:

     1. When the period of time called for in this Subcontract is 10 or fewer days, then intermediate Saturdays, Sundays and legal holidays shall be excluded.

     2. When the period of time called for in this Subcontract is 11 or more days, then intermediate Saturdays, Sundays and legal holidays shall be included.

     3. In all cases, the first day shall be excluded and the last day included, unless the last day is a Saturday, Sunday or legal holiday, and then it is also excluded.

J.   SEVERABILITY:

     The provisions of this Subcontract are severable. Any term or condition deemed illegal or invalid shall not affect any other term or condition of the Subcontract.

Final Sep 30-02
Effective 7-01-02                   Page 52

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

K.   VOIDABILITY OF SUBCONTRACT:

     This Subcontract is voidable and subject to immediate cancellation by the RBHA upon the Contractor becoming insolvent or filing proceedings for bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this Subcontract without the prior written consent of the RBHA.

L.   RELATIONSHIP OF PARTIES:

     The Contractor is an independent Contractor. Neither party to the Subcontract, including ADHS, shall be deemed to be the employee nor agent of the other party to the Subcontract.

M.   ASSIGNMENT AND DELEGATION:

     The Contractor shall not assign any right nor delegate any duty under the Subcontract without the prior written approval of the RBHA and ADHS.

N.   GENERAL INDEMNIFICATION:

     Nothing in this Subcontract shall be interpreted to modify, impair, destroy or otherwise affect any common law or statutory right to indemnity or contribution that any party to this Subcontract may have against any other party relative to any incident arising out of the performance of this Subcontract.

     The Contractor shall at all times, and shall ensure that its Subcontracted Providers at all times, indemnify, defend and save harmless the RBHA and any of their agents, officials and employees (the "Indemnified Parties") from any and all claims, demands, suits, actions, proceedings, loss, cost and damages of every kind and description including any attorneys' fees and litigation expenses brought or made against or incurred by any of the Indemnified Parties on account of loss of or damage to any property or for injuries to or death of any person, caused by, arising out of or by reason of any alleged act, omission, professional error, fault, mistake, or negligence of the Contractor and its employees, agents, or representatives or its Subcontracted Providers and their employees, agents, or representatives in connection with or incident to the performance of this Subcontract or arising out of workers' compensation claims, unemployment compensation claims, or unemployment disability compensation claims of employees of the Contractor and its Subcontractors or claims under similar such laws or obligations.

O.   INFRINGEMENT OF PATENTS AND COPYRIGHTS:

     The Contractor shall defend, indemnify and hold harmless the State against any liability, including costs and expenses, for infringement of any patent, trademark or copyright arising out of Contract performance or use by the State of materials furnished or work performed under the Contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph.

P.   RECOUPMENT OF CONTRACT PAYMENTS:

     The Contractor agrees to reimburse the RBHA immediately upon demand for all Subcontract funds expended which are determined by the RBHA, ADHS or the Auditor General not to have been disbursed by the Contractor in accordance with the terms of this Subcontract. If the party responsible to repay the Subcontract payments is other than the Contractor, the Contractor and the RBHA shall work together to identify and to obtain the funds from the responsible party(ies).

Final Sep 30-02
Effective 7-01-02                   Page 53

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

Q.   SUBCONTRACTS:

     To the extent the Contractor employs Subcontracted Providers in its performance of the Subcontract, those subcontracts shall be subject to the following requirements:

     1. All subcontracts shall incorporate the Contract (between ADHS and the RBHA) into the terms and conditions of the subcontract by reference.

R.   COMPLIANCE WITH APPLICABLE LAWS:

     The materials and services supplied under this Subcontract shall comply with all applicable Federal, State and local laws, rules, regulations, standards and executive orders without limitation to those designated within this Subcontract and the Contractor shall maintain all applicable licenses and permits.

S.   ADVERTISING AND PROMOTION OF CONTRACT:

     The Contractor shall not advertise or publish information for commercial benefit concerning this Subcontract without the prior written approval of the RBHA.

T.   THIRD PARTY ANTITRUST VIOLATIONS:

     The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor toward fulfillment of the Contract.

U.   RIGHT TO ASSURANCE:

     If the RBHA in good faith has reason to believe that the Contractor does not intend to, or is unable to perform or continue performing this Subcontract, the RBHA may demand in writing that the Contractor give a written assurance of intent or ability to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the RBHA's option, be considered a default by the Subcontract.

V.   TERMINATION UPON MUTUAL AGREEMENT:

     This Subcontract may be terminated by mutual written agreement of the parties specifying the termination date therein.

W.   GRATUITIES:

     The RBHA may terminate this Subcontract by written notice to the Contractor, and the Contractor shall be in default, if it is found by the RBHA that employment or a gratuity was offered, made, or given by the Contractor or any agent or representative of the Contractor to any officer or employee of the State or the RBHA for the purpose of influencing the outcome of the procurement or securing the Subcontract, an amendment to the Subcontract, or favorable treatment concerning the Subcontract, including the making of any determinations or decision about Subcontract performance. The RBHA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

X.   SUSPENSION/DEBARMENT:

     The RBHA may also terminate this Subcontract in whole or in part if, during the term of this Subcontract, the Contractor is listed on the Master List of Debarments, Suspensions and Voluntary

Final Sep 30-02
Effective 7-01-02                   Page 54

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     Exclusions maintained pursuant to Arizona Administrative Code Section R2-7-933. In such case, the RBHA shall transmit written notice of termination to the Contractor by certified mail, return receipt requested, and this Subcontract shall be terminated effective upon receipt thereof by the Contractor or such later date as is specified in the notice. In the event that the RBHA terminates this Subcontract in whole or in part as provided in sections T., V., and Y hereof are incorporated into this subsection by reference and shall apply to the same extent as if expressly set out herein.

Y.   TERMINATION FOR CONVENIENCE:

     The RBHA and the Contractor, in addition to other rights set forth elsewhere in this Subcontract, reserve the right to terminate this Subcontract in whole or in part, without cause, effective 60 days after mailing written notice of termination, by certified mail, return receipt requested.

Z.   TERMINATION FOR DEFAULT:

     The RBHA, in addition to other rights set forth elsewhere in this Subcontract, may at any time terminate this Subcontract in whole or in part if the RBHA determines that the Contractor has failed to perform any material requirement hereunder and is not cured within 30 days of receipt of written notice thereof (such period shall be reduced to three (3) days in the event of a failure that may pose a threat to Members or personnel of the Contractor).

     1. The Contractor shall continue the performance of this Subcontract to the extent not terminated under the provisions of this Section.

     2. In the event that the RBHA terminates this Subcontract for cause in whole or in part as provided in this Section, the RBHA may procure, upon such terms and in such manner as deemed appropriate, services similar to those so terminated, and the Contractor shall be liable to the RBHA for any excess costs incurred by the RBHA in obtaining such similar services.

     3. If this Subcontract is terminated as provided herein, the RBHA, in addition to any other rights provided in this Section, may require the Contractor to transfer title to and deliver to the State or RBHA in the manner and to the extent directed by the RBHA, such partially completed reports or other documentation as the Contractor has specifically produced or specifically acquired for the performance of such part of this Subcontract that has been terminated.

     4. Either the Contractor or the RBHA may terminate this Subcontract in the event of a Material Breach by the other party of its obligations hereunder and the continuation of such breach for at least 30 days after written notice as described above in this Subcontract during which period, either party may act to cure the breach.

AA.  AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR:

     Funds may not presently be available for performance under this Subcontract beyond the current fiscal year. No legal liability on the part of the RBHA or State for any payment may arise under this Subcontract beyond the current fiscal year until funds are made available for performance of this Subcontract. The RBHA and the State shall make reasonable efforts to secure such funds.

BB.  TERMINATION FOR NON-AVAILABILITY OF FUNDS:

     1. If monies are not appropriated or otherwise available to the RBHA to support continuation of performance in a subsequent Subcontract year, the Subcontract shall, upon written notice from the RBHA, be canceled for that year or at the RBHAs election, suspended until such monies are so appropriated or available.

Final Sep 30-02
Effective 7-01-02                   Page 55

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

CC.  CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING:

     By signing this Subcontract, the Contractor certifies that it has not engaged in any violation of the Medicare Anti-Kickback statute (42 USC 1320a-7b) or the "Stark I" and "Stark II" laws governing related-entity referrals (PL 101-239 and PL 101-432) and compensation therefrom.

DD.  RIGHTS & OBLIGATIONS UPON TERMINATION:

     In the event of termination as provided in this Subcontract:

     1. If the Subcontract is terminated in part, the Contractor shall continue to perform the Subcontract to the extent not terminated.

     2. The Contractor shall stop all work as of the effective date of the termination and shall immediately notify all Subcontracted providers, in writing, to stop all work as of the effective date of the notice of termination.

     3. Upon receipt of the notice of termination and until the effective date of the notice of termination, the Contractor shall perform work consistent with the requirements of this Subcontract and in accordance with a written plan approved by the RBHA for the orderly transition of eligible and enrolled persons to another Contractor or to Subcontracted providers.

     4. The Contractor shall comply with all terms of the Subcontract and shall be paid the Subcontract price for all services and items completed as of the effective date of the notice of termination and shall be paid its reasonable and actual costs for work in progress as determined by GAPP, however, no such amount shall cause the sum of all amounts paid to the Contractor to exceed the compensation limits set forth in the Subcontract.

     5. All documents, program, and other information prepared by the Contractor under the Subcontract shall be delivered to the RBHA upon demand.

EE.  RIGHT TO OFFSET:

     The RBHA shall be entitled to offset against any sums due the Contractor, any expenses or costs incurred by the RBHA, or penalties assessed by the RBHA concerning the Contractor's nonconforming performance or failure to perform the Subcontract.

FF.  NON-EXCLUSIVE REMEDIES:

     The rights and remedies of the RBHA, ADHS and AHCCCS under this Subcontract are not exclusive and shall be in addition to any other rights and remedies provided by this Subcontract or available at law or in equity.

GG.  NON[K26]-DISCRIMINATION:

     The Contractor shall comply with State Executive Order No. 75-5 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and State laws, rules and regulations, including the Americans with Disabilities Act. The Contractor shall take affirmative action to ensure that applicable laws for employment, employees and persons to whom it provides services are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

Final Sep 30-02
Effective 7-01-02                   Page 56

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

HH.  INSURANCE:

     1. The Contractor shall comply, and ensure that its Subcontracted Providers comply, with all laws regarding Unemployment Insurance, Workers' Compensation and the Fair Labor Standards Act and shall also be responsible for all tax withholding obligations for itself and its employees. Neither AHCCCS, ADHS nor the RBHA shall have any responsibility for any of the foregoing items or responsibilities.

     2. The Contractor shall provide and maintain appropriate liability insurance. In no event shall the total coverage be less than the minimum insurance coverage specified below:

          a. Comprehensive General Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents on the premises of or as the result of operations of the Contractor.

          b. Comprehensive Automobile Liability: Provides coverage of at least $1,000,000.00 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor (whether owned, hired, non-owned), assigned to or utilized in the performance of this Subcontract.

          c. Worker's Compensation: Provides coverage to employees of the Contractor or injuries sustained in the course of their employment. Coverage must meet the obligations imposed by federal and state statutes and must also include Employer's Liability minimum coverage of $100,000.00. Evidence of qualified self-insured status will also be considered.

          d. Professional liability insurance with a minimum combined single limit of one million dollars ($1,000,000.00), each occurrence, if professional acts shall be required in the performance of this Subcontract.

     3. The Contractor shall name the RBHA, the State of Arizona, their agents, officials and employees as additional insureds and shall specify that the insurance shall be primary insurance and any insurance or self-insurance of the RBHA, the State, ADHS or its employees shall be excess, not contributory insurance, to that provided by the Contractor or its Subcontracted Providers. Such policy shall contain a severability of interests provision and provision for at least thirty (30) days prior written notice to the RBHA of any cancellations, non-renewal or material change in coverage. The RBHA reserves the right to continue payment of premiums for which reimbursement shall be deducted from amounts due or subsequently due to the Contractor. All policies shall be issued by insurers qualified to transact business in Arizona and shall be subject to approval by ADHS if and to the extent such approval is required by ADHS. Any Contractor that is a hospital or governmental body may provide coverage by an adequately funded self insurance program.

     4. The Contractor's failure to procure and maintain the required liability insurance or to provide proof thereof to the RBHA within 30 days following the commencement of a new policy period, shall constitute a material breach of this Subcontract upon which the RBHA may immediately terminate this Subcontract. Prior to the effective date of this Subcontract, the Contractor shall furnish the RBHA with copies of its own State of Arizona Certificate of Insurance (RM7200.1) or a certificate of substantially the same content in the case of a Contractor with a permissible self insurance program drawn in conformity with the above insurance requirements. Certified copies of any or all of the above policies and endorsements shall be submitted to the RBHA upon request.

Final Sep 30-02
Effective 7-01-02                   Page 57

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

II.  DISPUTES:

     1. In the event of a dispute under this Subcontract, the parties agree to make a good faith attempt to resolve the dispute prior to taking formal action.

     2. The ADHS Provider Appeal procedures shall be the exclusive manner by which the Contractor may challenge adverse decisions or policies set forth by the RBHA or denial of claims or non-payment of claims.

     3. Additionally, a Contractor must advise its Subcontracted Providers that they may appeal adverse decisions of the Contractor, in accordance with the RBHA's Provider Appeal Policy.

     4. This Subcontract shall be construed in accordance with Arizona law and any legal action thereupon shall be initiated in an appropriate court of the State of Arizona, subject to the appeal procedures above.

     5.   Eligible Person/Enrolled Person Grievances, Appeals and Requests for
          Investigation:

          Contractors who provide treatment services shall comply with the RBHA's and ADHS's procedures for resolving grievances, requests for investigations and treatment appeals by persons receiving and requesting behavioral health services. The procedures shall conform to all State and Federal statutes, rules regulations and policies including, but not limited to: the Code of Federal Regulations, 42 CFR, Part 431, Subpart E, regarding service appeals by Title XIX eligible persons, Arizona Administrative Code, Title 9, Chapter 21,
          Article 3 and 4; the ADHS Policies and Procedures and AHCCCS Rules. The Contractor will submit to the RBHA copies of all grievances and treatment appeals when and as filed with the Contractor.

          Contractors who provide prevention services shall use a written procedure through which Participants may present complaints about the operation of the program, and that is acceptable to and approved by the RBHA.

          Pending the final resolution of any dispute involving a complaint/grievance/appeal/request for investigation, the Contractor shall proceed with performance in accordance with the RBHA's instructions, unless informed otherwise in writing.

JJ.  MEMBER GRIEVANCES AND APPEALS.

     1. ADHS Licensure Rules (A.A.C. R9-20-114) require that all licensed behavioral health service agencies have in place policies and procedures establishing a member complaint/grievance process. Additionally, ADHS has polices and procedures establishing a RBHA based grievance and appeals process for persons with serious mental illness and appeals process for all other member populations, with the exception of prevention participants. All of these processes may culminate in administrative fair hearings and possible judicial review.

     2. Contractors shall assist eligible and enrolled persons in understanding their right to file grievances (SMI) and appeals. Contractors are required to advise Members of both the agency and the RBHA grievance and appeals processes at the time services are initiated. Additionally, the Contractor must provide written notice to Members of their right to appeal decisions to deny, reduce, suspend or terminate services when required to do so by AHCCCS, ADHS and RBHA policies and procedures.

     3. The Contractor may attempt to resolve member complaints and disputes through their internal agency complaint process, however, the Contractor must advise Members that they may use the RBHA grievance and appeals process instead of the Contractor's and may not interfere with a Member's right to file a grievance or appeal with the RBHA.

Final Sep 30-02
Effective 7-01-02                   Page 58

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     4. The Contractor must have in place policies and procedures that are in substantial compliance with the RBHA's policies and procedures and that require the Contractor's staff to participate effectively in the RBHA, ADHS and AHCCCS grievance and appeals processes.

     5. The Contractor shall ensure that any services in an AHCCCS Director's decision are promptly provided, irrespective of whether nor not a petition for rehearing is filed.

KK.  DISPUTE RESOLUTION:

     RBHA has the right to demand, at any time during the term of this Subcontract, that the Contractor take immediate corrective action to ensure compliance with this Subcontract. If the situation is not resolved or satisfied, or if the Contractor has presented other disputes to RBHA in writing, RBHA will attempt to resolve all disputes presented by the Contractor through an informal process verbally or in writing.

LL.  RIGHT TO INSPECT PLANT/PLACE OF BUSINESS:

     The ADHS or RBHA may, at reasonable times, inspect the plant or place of business of the Contractor or its Subcontracted Providers which is related to the performance of this Subcontract in accordance with A.R.S.
     (S) 41-2547.

MM.  INCORPORATed BY REFERENCE:

     This Subcontract and all attachments and amendments, the Contractor's proposal, best and final offer accepted by the RBHA, and any approved Subcontracts are hereby incorporated by reference into the Subcontract.

NN.  COVENANT AGAINST CONTINGENT FEES:

     The Contractor warrants that no person or agency has been employed or retained to solicit or secure this Subcontract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, the RBHA shall have the right to annul this Subcontract without liability.

OO.  CHANGES:

     1. The RBHA may, at any time, by written notice to the Contractor, make changes within the general scope of this Subcontract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this Subcontract, the Contractor may assert its right to an adjustment in compensation paid under this Subcontract. The Contractor shall assert its right to such adjustment within 30 days from the date of receipt of the change notice.

     2. When the RBHA issues an amendment to modify the Subcontract, the provisions of such amendment shall be deemed to have been accepted 60 days after the date of mailing by the RBHA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies the RBHA in writing that it refuses to sign the amendment. If the Contractor provides such notification, the RBHA may terminate the Subcontract pursuant to Appendix A, Paragraph W., Termination for Convenience.

PP.  WARRANTY OF SERVICES:

     The Contractor warrants that all services shall be performed in conformity with the requirements of this Subcontract by qualified personnel in accordance with Federal or State law, rules and regulations and with RBHA policy.

Final Sep 30-02
Effective 7-01-02                   Page 59

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

QQ.  NO GUARANTEED QUANTITIES:

     The RBHA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this Subcontract.

RR.  CONFLICT OF INTEREST:

     The Contractor shall not undertake any work that represents a potential conflict of interest, or which is not in the best interest of the RBHA, ADHS or the State without prior written approval by the RBHA. The Contractor shall fully and completely disclose any situation, which may present a conflict of interest.

SS.  CONFIDENTIALITY OF RECORDS:

     1. The Contractor shall establish and maintain written procedures and controls that comply with Arizona Administrative Code Section (A.A.C.) R9-1-311 through R9-1-315 regarding disclosure of confidential medical information and records. The Contractor shall establish and maintain written procedures and controls that comply with the Code of Federal Regulations, 42 CFR, Part 2, regarding disclosure of confidential substance abuse treatment information and records. Requests for medical information shall be in writing and disclosure authorized in accordance with Arizona Revised Statutes and the Arizona Administrative Code. No medical information contained in the Contractor's records or obtained from the RBHA or ADHS or from others in carrying out their functions under this Subcontract shall be used or disclosed by the Contractor, its agents, officers, or employees, except as is essential to the performance of duties under this Subcontract or otherwise permitted under the Arizona Revised Statutes and rules of ADHS. The information to be so disclosed shall include client names, addresses, social security numbers, diagnosis, treatment and such other information as shall enable the RBHA and ADHS, among other things, to comply with reporting and other obligations imposed upon them, to establish or verify the eligibility of service recipients for participation in various programs, to evaluate the need, appropriateness and effectiveness of services, to provide unified services and to avoid improper billing practices. Neither medical information nor names or other information regarding any person applying for, claiming, or receiving items or services contemplated in this Subcontract, or any employer of such person shall be made available for any political or commercial purpose. Information received from a federal agency, or from any person acting under the federal agency pursuant to federal law, shall be disclosed only as provided by federal law.

     2. As required by Section 318(e)(5) of the Public Health Service Act [42 U.S.C. 247c(e)(5)], all information obtained in connection with the examination, care or services provided to any individual under any program that is being carried out with a cooperative agreement funded with federal monies shall not, without such individual's consent, be disclosed except as may be necessary to provide services to such individual or as may be required by the laws of the State or its political subdivisions. Information derived from any such program may be disclosed: 1) In summary, statistical or other form; or 2) for clinical or research purposes, provided the identity of the individuals diagnosed or provided care, or patient identifiable data under such program is not disclosed.

     3. The Contractor shall comply with the provisions of A.R.S.(S) 36-663 concerning Human Immunodeficiency Virus related testing restrictions and exceptions and with A.R.S. (S) 36-664 concerning confidentiality and exceptions in providing services under this Subcontract.

     4. The RBHA and the Contractor specifically agree that disclosure of all medical information and records to the RBHA and ADHS is deemed essential to the performance of duties under this Subcontract.

Final Sep 30-02
Effective 7-01-02                   Page 60

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

TT.  HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA):

     Federal legislation and regulations published by the Department of Health and Human Services as enforced by its sub-agencies including the Office of Civil Rights (OCR) pertaining to the enactment of standard transaction and code sets, privacy regulations, security regulations, unique healthcare identifiers and other provisions or modifications of the Act. The privacy rules were finalized on August 14, 2002, but security provisions of the Act have not been finalized. The ADHS anticipates that HIPAA and its regulations will apply to ADHS, the RBHA and its subcontractors. The RBHA, Contractor and its subcontractors shall comply with HIPAA and any ADHS HIPAA Compliance Plan, including, but not limited to meeting all applicable regulations, requirements, deadlines and evidence thereof.

UU.  ASSIGNMENT OF CONTRACT/BANKRUPTCY:

     This Subcontract is subject to immediate termination by the RBHA upon the
     Contractor: becoming insolvent; or to have authorized payment exceeding 20% of the Contractor's available cash; or filing proceedings in bankruptcy or reorganization under the United States Code; or upon assignment or delegation of this Subcontract without the prior written consent of ADHS and the RBHA.

VV.  OWNERSHIP OF INFORMATION AND DATA:

     1. Any materials, including reports, computer programs and other deliverables, created under this Subcontract are the sole property of the State. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of the State.

     2. The Contractor agrees to give recognition to the ADHS for its support of the program when publishing program material or releasing program related public information.

     3. The Contractor agrees to give recognition to the Substance Abuse and Mental Health Services Administration (SAMHSA) for its support of the program when publishing material or releasing program related public information.

WW.  AUDITS AND INSPECTIONS:

     1. The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and -521 and AHCCCS Rules relating to the audit of Contractor's records and the inspection of Contractor's facilities. The Contractor shall fully cooperate with the RBHA or ADHS staff and allow them reasonable access to Contractor's staff, Subcontractors, enrolled persons and records.

     2. At any time during the term of this Subcontract, the Contractor's or any Subcontractor's facilities, services, books, accounts, reports, files and other records shall be subject to audit by the RBHA, ADHS and, where applicable, the Federal government or any appropriate agent thereof, to the extent that the books and records relate to the performance of the Subcontract or contracts. No information related to enrolled persons or services provided to enrolled persons may be withheld for any reason. The contractor shall ensure that its Subcontractors cooperate fully during any review or examination of the Contractor or Subcontractor's financial and program operations. The Contractor and its Subcontractors shall maintain all records pertinent to this Subcontract for a minimum of five years from the date of Subcontract termination.

Final Sep 30-02
Effective 7-01-02                   Page 61

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     3. The RBHA, ADHS and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this Subcontract.

XX.  FRAUD AND ABUSE:

     1. It shall be the responsibility of the Contractor to report all cases of suspected fraud and abuse by Subcontractors, enrolled persons or employees. The Contractor shall provide written notification of all such incidents to the RBHA. The Contractor shall comply with AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse which are incorporated herein by reference.

     2. As stated in A.R.S. (S)13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false and fraudulent pretenses, representations, promises or material omissions is guilty of a class 2 felony.

YY.  LOBBYING:

     1. No funds paid to the Contractor by the RBHA or interest earned thereon, shall be used for the purpose of influencing or attempting to influence:

          a.   any officer or employee of any State or Federal agency; or

          b. any member of, or employee of a member of, the United States Congress or the Arizona State Legislature

          in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan or cooperative agreement. The Contractor shall disclose if any funds other than those paid to the Contractor by the RBHA have been used or shall be used to influence the persons and entities indicated above and shall assist the RBHA and ADHS in making such disclosures to CMS.

ZZ.  ANTI-KICKBACK:

     Neither the Contractor nor any director, officer, agent, employee or volunteer of the Contractor shall, directly or indirectly, give or make any payment or other thing of value to or for the account of the RBHA (except such performance as may be required of the Contractor under the terms of this Subcontract) as consideration for or to induce the entry by the RBHA into this Subcontract or any referrals of Members to the Contractor for the provision of Covered Services. No Subcontract or agreement shall provide or contemplate the provision of any payment or other thing of value by or on behalf of the Contractor to the RBHA or any other party except to the extent that such payment or other thing of value constitutes fair and reasonable consideration for performance by the Contractor or each other party under that Subcontract or agreement received by or for the account of the RBHA.

AAA. PAYMENT OF PERFORMANCE OF OBLIGATIONS/JUDGEMENTS:

     The Contractor shall pay and perform all of its obligations and liabilities when and as due; provided, however, that if and to the extent there exists a bona fide dispute with any party to whom the Contractor may be obligated, the Contractor may contest any obligation so disputed until final determination by a court of competent jurisdiction; provided, however that the Contractor shall not permit any judgement against it or any levy, attachment, or process against its property, the entry of any order or judgment of receivership, trusteeship or conservatorship or the entry of any order to relief or similar order under laws pertaining to bankruptcy, reorganization or insolvency, in any of the

Final Sep 30-02
Effective 7-01-02                   Page 62

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     foregoing cases to remain undischarged or unstayed by good and sufficient bond, for more than 15 days.

BBB. OTHER CONTRACTS:

     The RBHA or ADHS may, directly or by contract with others, provide Covered Services to other than Members or provide Members with Covered Services or services in addition to Covered Services requested of and provided by the Contractor. The Contractor shall cooperate fully with such other Contractors and/or State employees in scheduling and coordinating its services with such additional services but at no time shall the Contractor be financially or clinically responsible for said additional services unless the Contractor has prior authorized payment for those services. The Contractor shall afford other contractors reasonable opportunity for the provision of their services and shall not commit or permit any act that shall interfere with the performance of services by another contractor or by State employees. This section shall be included in all contracts between the Contractor and any other Subcontractor regarding the purchase of services pursuant to this Subcontract Agreement.

CCC. AMENDMENTS AND NOTICES:

     1. Except as authorized herein, no condition or requirement contained in or made a part of this Subcontract shall be waived or modified without an approved, written amendment to this Subcontract. Amendments shall be effective only if in writing and signed by all parties. The terms and provisions of this Subcontract shall, except as and to the extent so amended, remain in full force and effect. All such amendments shall be subject to ADHS approval.

     2. Subsection 1. above notwithstanding, the Contractor shall give notice to the RBHA and ADHS within 30 days of any non-material alteration to this Subcontract. Non-material alterations do not require a written amendment and are:

          a. Change of non-licensable behavioral health facility address or administrative address.

          b.   Change of telephone number.

          c.   Change of authorized signatory.

          d. Changes in the name and/or address of the person to whom notices are to be sent.

          e. Change in the name of the Contractor where the ownership remains the same.

     3. Subsection BBB.1. notwithstanding, written amendments to this Subcontract shall not be required for:

          a. Funding source(s) change by the RBHA when the amount of this Subcontract remains unchanged; or

          b. Funding source(s) transfer(s) by the RBHA when the amount of this Subcontract remains the same. The RBHA shall, however, give written notice to the Provider of Subcontract funding source(s) change or transfer(s) within thirty (30) days following the effective date thereof, including any changes in the program requirements.

     4. Whenever notice is required pursuant to the terms of this Subcontract, such notice shall be in writing, shall be delivered in person or by certified mail, return receipt requested, and shall be directed to the person(s) and address (es) specified for such purpose on the first page of this Subcontract or to such other person(s) and/or address
          (es) as either party may designate to the other party by written notice.

Final Sep 30-02
Effective 7-01-02                   Page 63

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     5. The ADHS Service Matrix shall be published by ADHS. As changes occur, the ADHS Service Matrix shall be updated, published, and communicated to the RBHA and the RBHA will in turn communicate the same to the Contractor.

     6. If the Contractor or any of its Subcontracted Providers intend to relocate an operation, institute a change in service delivery structure, plan a change in ownership at any time during the term of this Subcontract, or terminate the operation of a behavioral health licensed program or facility, the Contractor shall notify the RBHA in writing at least thirty (30) days before the relocation, change in service delivery, change in ownership or termination of operation is to take place. If the relocation, change or termination requires a change in the program's or facility's AHCCCS Identification Number, Behavioral Health License Number, Provider Type or Division of Behavioral Health Services Identification Number, the Contractor is responsible for processing all required application documents with the Office of Behavioral Health Licensure (OBHL), the RBHA and ADHS/BHS in accordance with OBHL licensing standards, the RBHA Provider Manual and/or the ADHS/BHS Provider Billing Manual. Failure to continuously maintain all appropriate licenses necessary to do business and render Covered Services under this Subcontract shall constitute a default in the performance of a material obligation for which payment may be subject to denial, reduction or recoupment at the option of the RBHA.

DDD. ASSIGNMENT OF OVERCHARGES:

     The Contractor, the RBHA and ADHS recognize that in actual practice overcharges resulting from antitrust violations are in fact borne by the purchaser. Therefore, the Contractor hereby assigns to the RBHA and ADHS any and all claims for such overcharges relating to items or services to be provided by the Subcontract hereunder.

EEE. FORCE MAJEURE:

     1. Except for payment of sums due, neither party shall be liable to the other nor deemed in default under this Subcontract if and to the extent that such party's performance of this Subcontract is prevented by reason of force majeure.

          Force majeure means an occurrence that is beyond the control of the party affected and occurs without its fault or negligence. Without limiting the foregoing, force majeure includes acts of God, acts of the public enemy, war, riots, strikes, mobilization, labor disputes, civil disorders, fire, flood, lockouts or failures or refusals to act by government authority and other similar occurrences beyond the control of the party declaring force majeure which such party is unable to prevent by exercising reasonable diligence. Force majeure shall not include the following occurrences:

          a. the late performance by the Contractor or a Subcontractor unless the delay arises out of a force majeure and the Contractor complies with (4) of this paragraph, or

          b. The inability of the Contractor or any Subcontractor to acquire or maintain any required insurance, bond, licenses or permits.

     2. Force majeure shall be deemed to commence when the party declaring force majeure notifies the other party of the existence of the force majeure and shall be deemed to continue as long as the results or effects of the force majeure prevent the party from resuming performance in accordance with this agreement.

     3. Any delay or failure in performance by either party hereto shall not constitute default hereunder or give rise to any claim for damages or loss of anticipated profits if, and to the extent that such delay or failure is caused by, force majeure.

Final Sep 30-02
Effective 7-01-02                   Page 64

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     4. If either party is delayed at any time in the progress of the work by force majeure, the delayed party shall notify the other party in writing of such delay, as soon as is practicable and no later than the following working day, of the commencement thereof and shall specify the causes of such delay in such notice. Such notice shall be delivered or mailed certified-return receipt and shall make a specific reference to this article, thereby invoking its provisions. The delayed party shall cause such delay to cease as soon as practicable and shall notify the other party in writing when it has done so. The time of completion shall be extended by Subcontract modification for a period of time equal to the time that results or effects of such delay prevent the delayed party from performing in accordance with this Subcontract.

FFF. EFFECTIVE DATE:

     The effective date of the Subcontract is July 1, 2002.

GGG. YEAR 2000 COMPLIANCE:

     1. Notwithstanding any other warranty or disclaimer of warranty in this Subcontract, the Contractor warrants that all products and services rendered under this Subcontract shall comply in all respects to performance and delivery requirements of the specifications and shall not be adversely affected by any date-related data Year 2000 issues. This warranty shall survive the expiration or termination of the Subcontract. In addition, the defense of force majeure shall not apply to the Contractor's failure to perform specification requirements as a result of a date-related data Year 2000 issues.

     2. Additionally, notwithstanding any other warranty or disclaimer of warranty in the Subcontract, the Contractor warrants that each hardware, software, and firmware product delivered under this Subcontract shall be able to accurately process date/time data (including but not limited to calculation, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology utilized by the State in combination with the information technology being acquired under this Subcontract properly exchanges date/time with it. If this Subcontract requires that the information technology products being acquired perform as a system, or that the information technology products being acquired perform as a system in combination with other State information technology, then this warranty shall apply to the acquired products as a system. The remedies available to the State for breach of this warranty shall include, but not be limited to, repair and replacement of the information technology products delivered under this Subcontract. In addition, the defense of force majeure shall not apply to the failure of the Contractor to perform any specification requirements as a result of any date-related data Year 2000 issues.

HHH. INSTITUTIONAL REVIEW BOARD FOR RESEARCH:

     Any research that a Contractor undertakes that includes RBHA Members must be reviewed and approved by an Institutional Review Board for Research maintained by the Contractor and forwarded to the RBHA's Research/Human Subjects Review Committee for final approval. In the absence of an Institutional Review Board maintained by the Contractor, approval for research involving RBHA Members must be obtained from the RBHA's Research/Human Subjects Review Committee.

III. INTERGOVERNMENTAL AND INTERAGENCY SERVICE AGREEMENTS:

     The Contractor and each of its Subcontracted Providers shall comply with the terms and requirements of the Subcontract and all IGAs/ISAs that may pertain to the Covered Services, all of which terms and requirements are incorporated by reference herein.

Final Sep 30-02
Effective 7-01-02                   Page 65

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

JJJ. SANCTIONS:

     1. In addition to any other remedies available to the RBHA, the RBHA may impose financial sanctions against the Contractor for breaches of this Subcontract by the Contractor or its Subcontracted Providers, as set forth in the following table:

          Subcontract Provision Violated                    Estimated Damages
          ------------------------------                    -----------------
Licenses/and Permits                                                 2

Accreditation/Credentialing                                          1

Financial Information                                                1

Financial Audits                                                     2

Grievance and Appeals                                                1

Copayments                                                           2

Conflicts of Interest                                                2

Policies and Plans                                                   2

Anti-kickback                                                        2

Enrollment, Disenrollment and Assessment
   Data Submissions                                                  2

Federal Block Grant Requirements                                     2

Contractor Billing Obligations and
   Encounter Reporting                                               1

Data Validation                                          Amount imposed by AHCCCS

Subcontracts                                          $1000 per Contractor per month

Coordination of Benefits                                             1

Quality Assurance/Utilization Review                                 1

Minimum Clinical Data Submissions                                    1

Other Minimum Data Requirements                                      1

Confidentiality of Records                                           2

Records Retention                                                    1

Provisions governing services for persons
   with SMI, including Arnold v. ADHS litigation,
   and Title XIX eligible children referenced in
   J.K. vs. Allen                                                    1

Prior Authorization                                                  2

Corrective Actions                                                   1

Performance                                                $2,500 per occurrence

Arizona Administrative Code Title 9, Chapter 21                      1

Special Provisions and Schedules                                     2

Other areas of non-compliance not identified above.                  1

Final Sep 30-02
Effective 7-01-02                   Page 66

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     Note - Under Estimated Damages:

     Estimated Damages 1: The lesser of $2500 or 1% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

     Estimated Damages 2: The lesser of $5000 or 2% of one month's payment for all of the Contractor's assigned clients for each month or fraction thereof in which the violation occurs.

     Other sanctions, corrective actions and penalties may be imposed upon the Contractor for violations of the Contractor or any of its Subcontracted Providers in accordance with rules, regulations and policies of AHCCCS or the ADHS.

     Written notice shall be provided to the Contractor from which damages are sought specifying the sanction proposed, the grounds for the sanction or corrective action, identification of any Subcontracted Providers involved in the violation, the amount of funds to be withheld from payments to the Contractor, the steps necessary to avoid future sanctions or corrective actions.

     1. The Contractor shall complete all steps necessary to correct the violation and to avoid future sanctions or corrective actions within the time frame established by the RBHA in the notice of sanction. Following the notice of sanction, a full month's sanction is due for the first month or any portion of a month during which the Contractor (or its Subcontracted Provider) are in violation. For any subsequent month (or portion of a month) during which the Contractor (or its Subcontracted Provider) remain in violation, the RBHA shall impose an additional penalty which, at the discretion of the RBHA, shall not be less than the penalty for the first month's violation multiplied by one (1) plus the number of additional months (or portion of a month) during which the violation continues.

     2. If the Contractor is found by the RBHA to have violated the same Subcontract provision on multiple occasions within a two year period, then the RBHA, at its discretion, may increase the amount of the first months' penalty by an amount not to exceed the amount of the penalty for the first violation multiplied by one (1) plus the number of repeat violations.

     3. For example: assume the Contractor violates a Subcontract provision for which the first month's penalty is $5,000. If a second violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the second violation could be as high as $10,000. If a third violation of the same provision occurs within 2 years of the first violation, the penalty for the first month of the third violation could be as high as $15,000.

     4. The RBHA shall have the right to off-set against any payments due the Contractor until the full damages are paid. Other sanctions and penalties may be imposed upon the RBHA and subsequently passed on to the Contractor as liquidated damages, in accordance with rules, regulations and policies of AHCCCS or ADHS.

KKK. LABORATORY SERVICES PROVISIONS:

     1.   In accordance with the Clinical Laboratory Improvement Amendment
          (CLIA) of 1988, a Contractor with a laboratory or with a physician that provides in-house laboratory services, or with any other provider of laboratory services must have a CLIA certificate of waiver or certificate of registration in order to legally perform laboratory testing. The Contractor shall file with AHCCCS its records for these services, the Contractor's claims may be subject to recovery or to imposition of financial sanctions. For purposes of this Subcontract, the effective date for the Contractor to have a CLIA number is September 1, 1992, or date that CMS provides AHCCCS with a complete database file, whichever is later.

Final Sep 30-02
Effective 7-01-02                   Page 67

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     2. Those laboratories with certificates of waiver shall be limited to providing only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

     3. Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited.

     4. The Contractor may not reimburse providers who do not comply with the above requirements.

LLL. WAIVER AND EXERCISE OF RIGHTS:

     No alteration or variation of the services to be performed by the Contractor shall be made without prior written approval of the RBHA. Failure to exercise any right, power or privilege under this Subcontract shall not operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of that or any other right, power or privilege.

MMM. EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES

     The Arizona Department of Health Services (ADHS), Arizona Health Care Cost Containment System Administration (AHCCCSA), the RBHA or the U.S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed under this contract.

NNN. RECORDS AND REPORTS

     The Contractor shall maintain all forms, records, reports and working papers used in the preparation of reports, files, correspondence, financial statements, records relating to quality of care, medical records, prescription files, statistical information and other records specified by ADHS and AHCCCSA for purposes of audit and program management. The Contractor shall comply with all specifications for record keeping established by ADHS and AHCCCSA. All books and records shall be maintained to the extent and in such detail as shall properly reflect each service provided and all net costs, direct and indirect, of labor, materials, equipment, supplies and services, and other costs and expenses of whatever nature for which payment is made to the Subcontractor. Such material shall be subject to inspection and copying by the RBHA, state, AHCCCSA and the U.S. Department of Health and Human Services during normal business hours at the place of business of the person or organization maintaining the records.

     The Contractor agrees to make available at the office of the Contractor, at all reasonable times, any of its records for inspection, audit or reproduction, by any authorized representative of the State or Federal governments.

     The Contractor shall preserve and make available all records for a period of five (5) years from the date of final payment under this subcontract except as provided in paragraphs below:

     1. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

     2. Records which relate to disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this subcontract to which exception has been taken by the state, shall be retained by the Contractor until such disputes, litigation, claims or exceptions have been disposed of.

Final Sep 30-02
Effective 7-01-02                   Page 68

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     The Contractor shall provide all reports requested by the RBHA, ADHS and AHCCCSA, and all information from records relating to the performance of the Contractor which the RBHA, ADHS and AHCCCSA may reasonably require. The Contractor reporting requirements may include, but are not limited to, timely and detailed utilization statistics, information and reports.

OOO. LIMITATIONS ON BILLING AND COLLECTION PRACTICES:

     The Contractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person claiming to be AHCCCS eligible without first receiving verification from AHCCCSA that the person was ineligible for AHCCCS on the date of service, or that service provided were not AHCCCS covered services. This provision shall not apply to patient contributions to the cost of services delivered by nursing homes.

PPP. MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES:

     The Contractor shall be registered with AHCCCSA and shall obtain and maintain all licenses, permits and authority necessary to do business and render service under this Subcontract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

QQQ. CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION:

     By signing this Subcontract, the Contractor certifies that all representations set forth herein are true to the best of its knowledge.

RRR. COMPLIANCE WITH TITLE XIX, TITLE XXI AND A.R.S. (S) 36-2901:

     The Contractor shall comply with provisions of federal laws and regulations governing the Title XIX and Title XXI programs except for those requirements waived for the state by the federal government. The Contractor shall comply with the provisions of ARS 36.2901 et seq. governing AHCCCSA and with all applicable rules promulgated by AHCCCSA and ADHS.

SSS. NO REJECT - NO EJECT:

     The Subcontracted Provider shall accept all referrals of enrolled persons made by the Contractor. The Subcontracted Provider shall not terminate services to an enrolled person or discharge an enrolled person from a residential setting without prior approval from the Contractor.

Final Sep 30-02
Effective 7-01-02                   Page 69

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  SCHEDULE I-A
                               SPECIAL PROVISIONS
                               CHILDREN'S SERVICES

A.   COVERED SERVICES:

     The Contractor shall provide, either directly or through subcontract arrangement, Covered Services in accordance to Attachment 1, Summary of Benefits and reported in accordance to Attachment 3, CPSA Authorized Service Matrix, for each at-risk fund source associated with this Subcontract, with the exception of Title 36 prescreening and evaluation services. Covered Services to members shall be provided as part of an integrated continuum of care. The Contractor shall track and manage the care of members assigned to the Contractor in accordance with Schedule II-A, Comprehensive Service Network Scope of Work, and up to the limitations as described below in Section Q., Method of Compensation, Paragraph 3., Capacity Payment.

B.   MINIMUM NETWORK STANDARDS

     1.   Provider Network Requirements.

          a. The Contractor shall establish and maintain a provider network that is capable of delivering Medically Necessary Covered Services under this Subcontract, including the provision of care to members with limited proficiency in English, in accordance with required appointment standards, professional requirements and best practices. The Comprehensive Service Network shall provide a full continuum of treatment, rehabilitative, supportive and ancillary services for:

               i.   Title [Dk4] XIX/XXI Children.

               ii Services for Non-Title XIX Children are limited according to the Summary of Benefits based on availability of funding.

          b. The Contractor shall ensure that Covered Services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient professional personnel for the provision of Covered Services including responding to requests for emergency care on a 24 hours a day, 7 days a week basis for enrolled members.

          c. Contractor shall meet and ensure that all of its paid and unpaid personnel who are required or are allowed to provide behavioral health services directly to juveniles have met all fingerprint certification requirements of A.R.S. (S) 36-425.03 prior to providing such services. The Contractor shall have on file and make available to CPSA upon request and/or audit personnel evidence of fingerprint certification.

          d. Contractor shall provide enrolled persons choice within the provider network, subject to reasonable frequency limitations and contingent on the availability within the Contractor's service network of an alternative that is suitable to meet the enrolled member's needs.

          e. Contractor shall ensure that children with special health care needs have adequate access to behavioral health practitioners with experience in treating the child's diagnosed condition.

          f. Contractor is encouraged to use consumers of service and their families to provide supportive services to enrolled members including payment, as appropriate, for those services. Consumers and families shall receive appropriate training and must meet requirements for service provision under this Subcontract.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 70

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          g. All material changes in the provider network, during the term of this Subcontract, must be approved in advance by the RBHA. The RBHA will assess proposed changes in the provider network for potential impact on enrolled members health and provide written response to the Contractor within fourteen (14) days of receipt of request.

          h. The Contractor shall notify the RBHA within one (1) working day of any unforeseen material change in services or personnel. This notification shall include information about how the change will affect the delivery of Covered Services and the Contractor's plans for maintaining quality of care if the provider network change is likely to result in deficient delivery of Covered Services.

          i. If a Subcontracted Provider subsequently fails to meet licensure criteria, or if a provider subcontract is being terminated or suspended, the Contractor shall notify the RBHA within five (5) days of learning of the deficiency or of deciding to terminate or suspend.

          j. The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with eligible or enrolled persons regarding behavioral health care, medical needs, and treatment options, even if the needed services are not covered by the Contractor.

          k. The Contractor shall monitor timely accessibility for routine and emergency services for Title XIX and Title XXI enrolled persons requiring emergency services.

          l. The Contractor shall have sufficient numbers of providers including licensed medical professionals and clinician personnel to fulfill the requirements outlined in this Subcontract including, but not limited to, clinicians completing assessments, clinicians completing ALFAs, clinicians designated as Primary Clinicians and medical professionals to provide psychiatric services.

          m. The Contractor shall recruit, credential, evaluate and monitor providers with an appropriate combination of skills, training and experience to provide Covered Services under this Subcontract.

     2.   Network Standards.

          a. The Contractor is responsible for maintaining a provider network with sufficient capacity at all times to meet the needs of enrolled/assigned persons. The specifications below are minimum network requirements, and do not necessarily represent sufficient capacity as required by this Subcontract. The Contractor may need to exceed these minimum requirements to comply with the terms of this Subcontract. At minimum, the provider network shall include the following staff and services:

               i. Sufficient psychiatrists, certified nurse practitioners, or physician assistants to meet the requirements specified in Section O., Appointment Standards.

               ii. A board certified or board qualified psychiatrist shall be available to each intake site, 24 hours per day, 7 days per week for consultation to the clinical staff regarding member-related clinical issues.

               iii. Access to at least one (1) psychiatrist who is board
                    certified/board qualified in child and adolescent psychiatry.

               iv. A Primary Clinician to whom each enrolled member is assigned. He/she is responsible for providing active treatment and/or ensuring that active treatment is provided in accordance with Section S., Active Treatment and Continuity of Care (Primary Clinician).

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 71

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               v. Staff performing initial assessments must meet the requirements outlined in Section M., Initial Assessments.

               vi. Availability of Covered Services for non-English speaking members and their families.

               vii. The Contractor shall have the ability to hospitalize Title
                    XIX/XXI members when medially necessary through the use and establishment of subcontracts with multiple inpatient facilities.

               viii. All other Covered Services shall be sufficiently accessible to enrolled Title XIX/XXI members in accordance with Section O., Appointment Standards.

     3.   Designated Service Provider.

          The Contractor shall function as the Designated Service Provider for the following rural geographic subdivisions (see Attachment 2, Geographic Subdivisions in GSA 5):

          a.   Subdivision C and Ca, which includes:

               i.   Green Valley;

               ii.  Three Points;

               iii. Sahuarita;

               iv.  Continental; and

               v.   Arivaca.

          b.   Subdivision D

               i.   Tohono O'odham Reservation (excludes San Xavier, area Da)

          As a Designated Service Provider, the Contractor will maintain a physical presence in each rural subdivision indicated above throughout the term of this Subcontract.

C.   PROVIDER NETWORK MANAGEMENT:

     The RBHA's network management philosophy is based on the premise that all mandated and appropriate behavioral health and rehabilitation support services will be of high quality and provided in a culturally competent manner, in the least restrictive environments, accessible to all populations and sensitive to consumer choice.

     The Contractor's provider network shall be designed to meet the minimum network standards as described in Section B., Minimum Network Standards, and assure accessibility and availability of services provided by qualified professional staff.

     1. The Contractor shall allocate staff in the various administrative and clinical areas to:

          a. Maintain organizational, managerial and administrative systems and staff capable of fulfilling all Subcontract requirements; and

          b. Attend and actively participate in regularly scheduled meetings, workshops and committees for representation and input in the RBHA network management activities.

     2. The Contractor must maintain a continuum of care, which provides all Covered Services for the populations served. The continuum of care may be provided directly or through

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 72

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          contractual arrangements with qualified providers (Subcontracted Providers). The Contractor shall:

          a. Credential and re-credential independent licensed practitioners and staff in accordance with RBHA Policy Nos. 7.08, 7.09, and 7.10, inclusive of age-specific and population-specific competencies;

          b. Credential and re-credential Subcontracted Provider agencies in accordance with RBHA Policy Nos. 7.04, Contracted Provider Credentialing and 7.05, Provider Registration ;

          c. Communicate with Subcontracted Providers regarding Subcontract requirements and program changes;

          d. Monitor and maintain Subcontracted Provider compliance with RBHA, and ADHS policies and rules;

          e. Ensure service accessibility, including monitoring the adequacy of its appointment processes; and

          f. Ensure the delivery of Covered Services and quality care throughout the provider network.

     3.   The Contractor shall ensure that:

          a. Utilization management activities are adopted and followed, including completion of certification of need (CON) for hospitalization, prior authorization and standards related to medical necessity of services;

          b. Capacity to serve eligible and enrolled persons of non-dominant culture and ethnicity is demonstrated;

          c. Unnecessary use of emergency departments and urgent care centers is reduced;

          d.   Use of jail and detention centers is reduced;

          e. Network capacity is monitored continuously to ensure that there are sufficient qualified providers to serve the number and specialized needs of enrolled persons and to ensure member choice of qualified providers; and

          f. Member choice is available to populations served, through the establishment of linkages with qualified professionals and other available resources.

     4. The Contractor shall develop a provider network and implement provider selection, licensure, certification and credentialing criteria, subject to RBHA approval, in accordance with this Subcontract and consistent with all State and Federal policies, regulations and requirements.

     5. The Contractor may choose to provide Covered Services within their own facilities or programs or through contractual arrangements with qualified providers. All subcontracts developed by the Contractor for the delivery of Covered Services shall meet the requirements outlined in Section C. General Requirements, paragraph 10., Subcontracts and Assignments.

D.   GENERAL RESPONSIBILITIES:

     The Contractor shall be responsible for the following:

     1. Contractor agrees to adhere to RBHA managed care philosophy and principles as described in the RBHA policies and procedures.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 73

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     2. Contractor shall coordinate the provision of Covered Services to members by a) counseling members and their families, when clinically appropriate, regarding member's behavioral care needs; b) developing or arranging for the development of individual service plans per AHCCCS and ADHS guidelines; c) initiating referrals of members for specific Covered Services; and d) coordinating benefits with Other Insurance Carrier (OIC).

     3. Contractor shall establish and maintain a community-based governing or advisory board for local decision-making and input into service delivery.

E.   CRISIS SERVICES.

     1. The RBHA is responsible for ensuring that Crisis Services, including detoxification services, are provided for eligible and enrolled persons who are at imminent risk of decompensation, relapse, hospitalization, risk of harm to self or others, or loss of residence due to a behavioral health condition. Services must be designed for crisis prevention, intervention and resolution in the least restrictive environment possible, consistent with need and community safety and delivered in compliance with the timelines stipulated in ADHS Policy No.1.9 and RBHA Policy No. 6.01.

     2. The RBHA funds a Community-wide Crisis Provider in Pima County that delivers a range of crisis services to eligible persons and enrolled members 24 hours a day, 7 days a week. Although the Contractor is not expected to duplicate the range of services provided by the Community-wide Crisis Provider, as an Intake provider, the Contractor is expected to respond appropriately to eligible, but non-enrolled persons in crises, who may call or present as a walk-in at intake sites.

          a. The Contractor must render prior authorization decisions for inpatient hospital admissions and subacute facilities for its members within one (1) hour of request by the inpatient or subacute facility or the Community-wide Crisis Provider.

     3. The Contractor is also responsible for developing a 24-hour a day/7-day a week response-capability for crisis or urgent situations for their enrolled members. The Contractor is responsible for ensuring that enrolled members are instructed on how to access crisis services whether at the provider sites or through the Pima County Community-Wide Crisis Provider. This information shall be given to the member in writing along with the name of the Primary Clinician assigned to him/her. For members receiving case management services, crisis phone services and a site for walk-in services must be available through the Comprehensive Service Network. These crisis intervention services may be provided directly by the Contractor or through subcontract(s). Regardless of method for provision of crisis services, the member must have easy access to intervention for the crisis/urgent situation in compliance with all appointment standards (See Section O., Appointment Standards).

     4. Emergency Room Setting: When a Title XIX/XXI member presents in an emergency room setting, the member's AHCCCS acute care health plan is responsible for all emergency medical services including triage, physician assessment and diagnostic tests. The Contractor is responsible for medically necessary psychiatric and/or psychological consultations provided to Title XIX/XXI RBHA enrolled members in emergency room settings.

     5. Transportation: The Contractor shall provide covered transportation, as needed by eligible persons.

          a. Unless located in a general medical facility, the Contractor shall provide non-emergency transportation to a general medical facility for persons identified as requiring medical evaluations and/or treatment prior to further behavioral health evaluation and treatment.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 74

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     6. Crisis Prevention: The Contractor shall participate with CPSA to develop and implement strategies to provide members with current, consistent information on behavioral health, wellness and treatment, as well as how best to access and obtain necessary services.

F.   HOUSE BILL 2003:

     HB 2003 provides increased funding for the behavioral health system for behavioral health services to children and families served through ADES, AOC and ADJC. Contractor shall adhere to the program and reporting requirements of HB2003, the ADHS approved RBHA plan for these funds, and in accordance with Schedule II-C, HB 2003 Scope of Work as attached.

G.   MEMBER ASSIGNMENT:

     Member assignment to the Contractor shall be based upon member choice, geographic location, and on a proportional assignment procedure as described in RBHA policies and procedures. Assignment of members to the Contractor shall be at the sole discretion of RBHA based on the RBHA polices and procedures. The RBHA shall assign members to the Contractor in an equitable manner taking into account the Contractor's capacity. The RBHA may adjust the Contractor's capacity based upon contract performance or QM findings at its discretion. The Contractor must accept enrollment of all members assigned to the Contractor by the RBHA for Covered Services. Network assignments will be in accordance with the RBHA's Enrollment and Assignment Policy and Procedure and will not be limited by the capacity assigned to the Contractor.

     Members may change their assigned Comprehensive Service Network at the discretion of the RBHA based upon established criteria and guidelines in RBHA Policies and Procedures. The Contractor will facilitate the transfer of clinical information according to RBHA Policies and Procedures.

     The Contractor shall accept responsibility programmatically and financially as of the date of the member's assignment to the Contractor, which shall occur upon the complete transfer of the member's clinical information.

H.   ARIZONA STATE HOSPITAL (ASH):

     Contractors who serve Title XIX/XXI children shall be financially responsible for their assigned Title XIX/XXI covered children and adolescents admitted to the Arizona State Hospital (ASH) for medically necessary inpatient services.

     The Contractor will be responsible for authorization of bed days for currently assigned members admitted to ASH and the Contractor shall perform concurrent review to assess for medical necessity of admissions within seven (7) days of notification of the hospitalization. At regular intervals thereafter (not to exceed every thirty (30) days), the Contractor shall continue to perform utilization management reviews to assess for medical necessity of continued stay. The Contractor shall use medical necessity criteria established by ADHS and the RBHA for these reviews and shall thoroughly document these utilization management reviews. If the Contractor wishes to use other medical necessity criteria, it must first be reviewed and approved by the RBHA Medical Director.

     The Contractor will be responsible for providing case management services to assigned members in ASH in accordance with applicable RBHA, ADHS policies, AHCCCS regulations and requirements.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 75

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

I.   TELECONFERENCING:

     Unless a written waiver exempting the Contractor from participating in the teleconferencing network is issued by the RBHA, the Contractor is expected to fully participate in the teleconferencing network to increase and enhance clinical and health promotion services to members and to increase training opportunities for staff. The Contractor shall meet all of the terms and conditions of the RBHA teleconferencing network as stipulated in the teleconference agreement between the RBHA and the Contractor.

J.   PLANNING:

     Planning is at the cornerstone of service delivery and occurs through partnerships between CPSA and its providers.

     1.   The Contractor shall:

          a. Have a defined planning process, including an identified staff member who is responsible for both coordinating planning activities and interfacing with CPSA in its planning process.

          b. Address the internal and external aspects of service delivery within its network incorporating, at a minimum, input from staff, enrolled members, and community stakeholders.

          c. Take an active role in identifying and describing the issues impacting various populations and communities.

          d. Use a variety of information and strategies in its planning process, including, but not limited to, analysis and /or assessment of the following:

                    i.   member satisfaction surveys;

                    ii.  stakeholder satisfaction surveys;

                    iii. needs of potential enrollees;

                    iv.  member outcomes;

                    v.   accessibility of services;

                    vi.  data system issues;

                    vii. internal communication issues; and

                    viii. staff turnover rates.

K.   STAFF FUNCTION REQUIREMENTS

     The Contractor shall maintain organizational, managerial and administrative systems and staff capable of fulfilling all contractual requirements and shall employ staff persons with adequate time designated to carry out the required functions outlined below. With the exception of Medical Director, staff fulfilling these functions may have various job titles, but job descriptions must include the functions outlined below.

     1. Medical Director: The Contractor shall designate a Medical Director who shall be available on a continuing basis to work with the RBHA medical staff to ensure administration and delivery of high quality, medically appropriate care including care provided by Subcontracted Providers.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 76

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          a. Contractor shall have a qualified psychiatrist who serves as the Medical Director of the network. "The Medical Director shall have ultimate clinical authority, but must function as a collaborator and team member, both with the administration and with clinicians or other disciplines, in order to be maximally effective in accomplishing the goals and functions of the position." (Adapted from APA Guidelines for Psychiatric Practice in State and Community Psychiatry Systems, 1993).

          b. The Medical Director shall have sufficient time to perform both clinical and administrative duties. Administrative duties include, but are not limited to, attendance at required meetings convened by the RBHA and ultimate authority for ensuring psychiatric oversight in:

                    i. Emergency Services. Review of all dispositions through a defined protocol.

                    ii. Acute Care Services. Admissions and discharge decisions, level of care determinations, direct supervision of care, and denial of requested services based on established medical necessity criteria as established by the RBHA.

                    iii. Outpatient and Residential Services. Participation and
                         leadership in regular interdisciplinary team case reviews, including review and signature of treatment plans and Individual Service Plans that address the entire spectrum of bio-psychosocial needs of members.

                    iv. Other medical care delivery and coordination with member's primary care physician.

                    Additional duties include:

                    i. Development of job descriptions for provider psychiatrists, nurse practitioners and physician assistants.

                    ii. Assuring the adequacy of psychiatric staffing to meet members' needs in a timely and clinically safe manner.

                    iii. Recruitment and supervision of provider psychiatric
                         staff.

                    iv.  Staff training.

                    v. Direct involvement in the quality management and utilization management processes of the Contractor.

                    vi. In conjunction with other provider Medical Directors and the RBHA Medical Director, development and refinement of standards of practice for psychiatric services in each program or level of care, medical and psychiatric evaluation, treatment protocols, level of care criteria, admission and discharge criteria, documentation standards for psychiatric providers.

                    vii. Involvement in the grievance and appeal process.

                    viii. Assurance of ongoing coordination of care of members confined to the Arizona State Hospital (ASH).

     2. Title 8 Involuntary Commitment Liaison: Contractor shall appoint a Title 8 Involuntary Commitment Liaison for all covered populations to coordinate with the County Attorneys or Attorney General regarding commitment procedures initiated on Contractor-assigned members. Contractor shall also agree to supervise any court ordered outpatient treatment of assigned members.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 77

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     3. Arizona State Hospital (ASH) Liaison: The Contractor shall appoint an ASH Liaison for all covered populations who has the authority to commit resources of the Contractor in finalizing discharge planning for its enrolled members in ASH. Other duties of the assigned ASH Liaison can be found in Section S., Coordination of Care and RBHA Policy No. 6.36.

     4. Special Populations: The Contractor shall be responsible for identifying a contact person for each Special Population, in addition to those listed above. These populations include the following:

          a.   Dually Diagnosed Developmentally Disabled Children and
               Adolescents;

          b.   Children assigned to ADES/CPS;

          c.   Children assigned to AOC;

          d.   Children assigned to ADES/DDD; and

          e.   Children assigned to ADJC.

          The contact person shall assure coordination of care with the involved State agency staff.

     5. Quality Management (QM)/Utilization Management (UM): The Contractor shall designate an appropriately qualified person to oversee its QM/UM functions both internally and externally, and to represent the Contractor by attending monthly QM meetings and quarterly UM meetings facilitated by the RBHA. The Contractor shall maintain the key tenets of a QM and UM program, including key functions of Performance Improvement in accordance with the Joint Commission of Accreditation of Heath Care Organizations (JCAHO). The Contractor's approach to improving its performance shall include the following essential processes:

          a.   Designing processes;

          b.   Monitoring performance through data collection;

          c.   Analyzing current performance; and

          d.   Improving and sustaining improved performance.

     6. Teleconferencing: The Contractor shall designate a staff member with sufficient time allocated to be responsible for the coordination of the telecommunications system, in conjunction with the RBHA Communications and Information Specialist. This shall include the expertise to oversee the scheduling the teleconferencing equipment and troubleshooting technical difficulties during teleconferenced meetings or sessions.

     7. Planning: The Contractor shall identify a staff member who is responsible for both coordinating planning activities and interfacing with the RBHA in its planning process. Activities include, but are not limited to, participation in meetings or community input activities, compiling data or survey instruments required by the RBHA or ADHS, and submitting required reports to the RBHA for the purposes of system-wide services planning.

     8. Contract Administration: The Contractor shall assign a staff member to coordinate the contract administration functions including, but not limited to, contract development and negotiation, provider credentialing and re-credentialing activities, provider registration requirements, attendance at quarterly contracts meetings, oversight of the provider network, and to act as a liaison with RBHA contracts staff.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 78

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

L.   STAFF TRAINING

     The RBHA is committed to the development of a well-trained and highly skilled workforce in the pursuit of continual improvement of the behavioral health system.

     1. The Contractor shall comply with RBHA policy 7.07, Training and Staff Development for Contracted Provider Agencies and any other RBHA policy that pertains to staff training and competency.

     2. The Contractor shall develop and Annual Training Plan which includes the mechanism for how the Contractor will meet the training requirements outlined above.

     3. The Contractor shall complete an Annual Training Report documenting how the requirements outlined in their annual training plan were met for the prior fiscal year.

M.   CHILDREN'S SERVICES

     1. Children's Intergovernmental Agreement (IGA) and Memorandum of Understanding (MOU): Contractor and its Subcontracted Providers who provide services to children must comply with the DES, DDD, ADJC, DOE and AOC IGAs and submit applicable monthly or quarterly updated progress reports as required to the appropriate State agency. The Contractor shall ensure that a copy of such report(s) are filed in the child's clinical record.

     2. Children Turning 18 Years of Age: Contractor and its Subcontracted Providers shall comply with RBHA Policy No. 6.07, Transferring Children Turning Eighteen to Adult System. A transition plan shall be developed to assist the adolescent and family in accessing services in the adult system at least three (3) months prior to the adolescent's 18th birthday.

     3. SEH Children: The Contractor shall identify all new enrollees who are Seriously Emotionally Handicapped (SEH) children with an Individual Education Program (IEP) from their home school district. The Contractor shall provide ongoing collaboration with the home school in conjunction with the child's IEP to meet the child's behavioral health needs.

     4. School-based Services: Contractor shall provide school-based services for Title XIX and non-Title XIX Children.

     5. J.K. Settlement: The Contractor and its Subcontracted Provider will participate in all ADHS activities required to meet the requirements of the J.K. Settlement agreement. Specific activities will be initiated to achieve the following Vision and Principles:

          a.   The Arizona Vision

               i. In collaboration with the child and family and others, Arizona will provide accessible behavioral health services designed to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults.

               ii. Services will be tailored to the child and family and provided in the most appropriate setting, in a timely fashion, and in accordance with best practices, while respecting the child's and family's cultural heritage.

          b.   The 12 AZ Principles

               i.   Collaboration with the child and family:

                    Respect for and active collaboration with the child and parents is the cornerstone to achieving positive behavioral health outcomes. Parents and children are treated as partners in the assessment process, and the

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 79

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                    planning, delivery, and evaluation of behavioral health services, and their preferences are taken seriously.

               ii.  Functional outcomes:

                    Behavioral health services are designed and implemented to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults.

                    Implementation of the behavioral health services plan stabilizes the child's condition and minimizes safety risks.

               iii. Collaboration with others:

                    When children have multi-agency, multi-system involvement, a joint assessment is developed and a jointly established behavioral health services plan is collaboratively implemented.

                    Client centered teams plan and deliver services.

                    Each child's team includes the child and parents and any foster parents, any individual important in the child's life who is invited to participate by the child or parents. The team also includes all other persons needed to develop an effective plan, including, as appropriate, the child's teacher, the child's Child Protective Service and/or Division of Developmental Disabilities case workers, and the child's probation officer. The team develops a common assessment of the child's and family's strengths and needs; develops an individualized service plan; monitors implementation of the plan; and makes adjustments in the plan if it is not succeeding.

               iv.  Accessible services:

                    Children have access to a comprehensive array of behavioral health services, sufficient to ensure that they receive treatment they need. Plans identify transportation the parents and child need to access behavioral health services, and how transportation assistance will be provided. Behavioral health are adapted or created when they are needed by not available.

               v.   Best practices:

                    Behavioral health services are provided by competent individuals who are adequately trained and supervised. Behavioral health services are delivered in accordance with guidelines adopted by ADHS that incorporate evidence-based "best practice". Behavioral health service plans identify and appropriately address behavioral symptoms that are reactions to death of a family member, abuse or neglect, learning disorders, and other similar traumatic or frightening circumstances, substance abuse problems, the specialized behavioral health needs of children who are developmentally disabled, maladaptive sexual behavior, including abusive conduct and risky behavior, and the need for stability and the need to promote permanency in class member's lives, especially class members in foster care. Behavioral health services are continually evaluated and modified if ineffective in achieving desired outcomes.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 80

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               vi.  Most appropriate setting:

                    Children are provided behavioral health services in their home and community to the extent possible. Behavioral health services are provided in the most integrated setting appropriate to the child's needs. When provided in a residential setting, the setting is the most integrated and most home-like setting that is appropriate to the child's needs.

               vii. Timeliness:

                    Children identified as needing behavioral health services are assessed and served promptly.

               viii. Services tailored to the child and family:

                    The unique strengths and needs of children and their families dictate the type, mix and intensity of behavioral health services provided. Parents and children are encouraged and assisted to articulate their own strengths and needs, the goals they are seeking and what services they think are required to meet these goals.

               ix.  Stability:

                    Behavioral health service plans strive to minimize placements. Service plans identify whether a class member is at risk of experiencing a placement disruption and if so, identify the steps to be taken to minimize or eliminate the risk. Behavioral health service plans anticipate crises that might develop and include specific strategies and services that will be employed if a crisis develops. In responding to crises, the behavioral health system uses all appropriate behavioral health services to help the child remain at home, minimize placement disruptions and avoid the inappropriate use of the police and criminal justice system. Behavioral health service plans anticipate and appropriately plan for transitions in children's lives, including transitions to new schools and new placements, and transitions to adult services.

               x.   Respect for the child and family's unique cultural heritage:

                    Behavioral health services are provided in a manner that respects the cultural tradition and heritage of the child and family. Services are provided in Spanish to children and parents whose primary language is Spanish.

               xi.  Independence:

                    Behavioral health services include support and training for parents in meeting their child's behavioral health needs, and support and training for children in self-management. Behavioral health service plans identify parents' and children's need for training and support to participate as partners in assessment process and in the planning, delivery, and evaluation of services, and provide that such training and support, including transportation assistance, advance discussions and help with understanding written materials will be made available.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 81

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               xii. Connection to natural supports:

                    The behavioral health system identifies and appropriately utilizes natural supports available from the child and parents' own network of associates, including friends and neighbors, and from community organizations, including service and religious organizations.

                    The Contractor and its Subcontracted Providers will participate in the ADHS initiatives relevant to operationalizing the Arizona Vision and Principles. This will include:

                    . Participation in training, programs focused on collaborations, assessment, service planning and implementation and on maximizing the use of Title XIX monies.

                    .    Development and use of both in-home and out-of-home
                         Respite.

                    . Contracting with certain masters level behavioral health professionals who have met the defined credentialing and privileging requirements.

                    . Participate in the development and implementation of work force development and service expansion for Title XIX covered services.

                    . Assist the development of ADHS Best Practice Guidelines in monitoring and addressing the effects of medications.

                    . Expanding the continuum and capacity for substance abuse services.

     6.   Single Purchase of Care (SPOC) Contract.

          For those Contractors who are also a contractor under the Single Purchase of Care (SPOC) contract, Contractor agrees to abide by all the terms and conditions set forth in the SPOC Contract, with the exception of Schedule I: RBHA Compensation of Section 6: Compensation and Reporting Requirements, in which case the Contractor shall comply with Paragraph Q., Method of Compensation, below.

     7.   Group Homes For Juveniles.

          The Contractor shall comply with A.R.S. Title 36, Chapter 10, as it applies to Level II and Level lll Behavioral Health residential services for children that are either provided directly by the Contractor or provided by a Subcontracted Provider. The Contractor shall include the following minimum provisions as part of its subcontract (s) with Level II and Level III providers and is responsible for monitoring services to ensure that these provisions are implemented:

          a. The group home shall provide a safe, clean and humane environment for the residents.

          b. The group home is responsible for the supervision of the residents while in the group home environment or while the residents are engaged in any off-site activities organized or sponsored by and under the direct supervision and control of the group home or affiliated with the group home.

          c. All group home providers shall be licensed by either the Department of Health Services or the Department of Economic Security.

          d. The award of a group home contract by the Contractor is not a guarantee that members will be placed in the group home.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 82

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          e. A license violation by the group home provider that is not corrected pursuant to this section may also be considered a contract violation.

          f. State agencies, RBHAs and the Contractor may share information regarding group home providers. The shared information shall not include information that personally identifies residents of group homes.

          g.   Contract Remedies/Sanctions:

                    i. A schedule of financial sanctions in an amount of up to $500.00 per violation that the Contractor, after completing an investigation, may assess against the group home provider for a substantiated contract violation defined as a licensing violation or a failure of the group home to comply with those provisions of its subcontract relating to paragraphs a, b, c of the previous section, relating to the health, care or safety of a member or the safety of a neighbor. A financial sanction may be imposed for a contract violation related to the safety of a neighbor only if the conduct that constitutes the violation would be sufficient to form the basis for a civil cause of action from damages on the part of the neighbor whether or not such a civil action has been filed. These sanctions may be imposed by either deducting the amount of the sanction from any payment due or withholding future payments. The deduction or withholding may occur after any hearing available to the group home provider.

                    ii. The Contractor may remove children from the group home or may suspend new placements to the group home until the contracting violation(s) is corrected.

                    iii. The Contractor's right to cancel the Subcontract.

          h. Within ten (10) business days after the Contractor receives a complaint relating to a group home, the Contractor shall notify the Provider and the RBHA and either initiate an investigation or refer the investigation to the licensing authority. If any complaint concerns an immediate threat to the health and safety of a member, the complaint shall be immediately referred to the licensing authority. If the Contractor determines that a violation has occurred, it shall:

                    i. Notify all other contracting authorities of the violation.

                    ii. Coordinate a corrective action plan to be implemented within ninety (90) days.

                    iii. Require the corrective action plan to be implemented
                         within ninety (90) days.

          i. If a licensing deficiency is not corrected in a timely manner to the satisfaction of the licensing authority, the Contractor may cancel the Subcontract immediately on notice to the Provider and may remove the members.

          j. A person may bring a complaint against any state agency that violates this section pursuant to A.R.S. Title 36, Section 41-1001.01. In addition to any costs or fees awarded to a person resulting from a complaint of violation of this section, the state agency shall revert the sum of $5,000 from its General Fund operation appropriation to the state treasury for deposit in the State General Fund for each violation that is upheld by an administrative law judge or hearing officer. The state agency may impose a sanction against the RBHA, who in turn may impose a sanction against the Contractor, equal to the amount of the sanction and any costs or fees awarded to the person as a result of a complaint of violation of this section. The legislature shall appropriate monies

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 83

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

               that revert under this section for a similar program that provides direct services to children.

     8.   Project M.A.T.C.H.:

          a. Through a subcontract agreement with the State of Arizona Department of Health Services, the RBHA receives grant funds from Substance Abuse and Mental Health Services Administration (SAMHSA) to plan and implement a family-centered, community based, culturally relevant, integrated service delivery approach for Serious Emotionally Disturbed (SED) children and adolescents in Pima County (GSA 5) with multiple needs provided through a single system of care. The process for service delivery shares resources from the behavioral health system, Child Protective Services, Developmental Disabilities, Pima County Juvenile Court Center and the Arizona Department of Juvenile Corrections to develop a single, family-centered, individualized case plan and provide family-centered, community-based, culturally relevant, integrated services to children enrolled with CPSA and assigned to a Comprehensive Service Network in Pima County. Within the single system of care, Project M.A.T.C.H. staff and resources are utilized to implement the Arizona Vision and Principles. Contractor, as a subrecipient of the grant, shall adhere to all aspects of the Project M.A.T.C.H. grant including the staffing and reporting requirements as outlined in Schedule II-E, Project M.A.T.C.H. Scope of Work.

     9.   Title XXI KidsCare:

          b. Uncovered Services: While the provisions of this Subcontract include Title XIX services and procedure codes to Title XXI Member, it may be medically necessary to provide Non-Title XIX/XXI services as part of the continuum of care. Non-Title XIX/XXI services rendered to a TXXI Child or SMI member will not be paid with Title XXI funds, but will be encountered and reported as Non-Title XIX/XXI encounters. These services will be reflected in the encounter value of the Non-Title XIX/XXI Case Rates in the Contractor's Comprehensive Service Network Subcontract with the RBHA.

               Contractor must follow ADHS/DBHS and RBHA policies regarding service priorities for those persons who lose Title XIX or Title XXI eligibility while in treatment.

          c. Pharmacy services, including the cost of medications, provided to Title XXI Members shall be paid for by the RBHA on a fee-for-service basis to the contracted pharmacy provider.

N.   FINANCIAL VIABILITY

     The Contractor shall meet the following financial viability criteria, applying Generally Accepted Accounting Principles (GAAP), within 30 days prior to the effective date of the Subcontract with the RBHA. If the Contractor cannot meet the financial viability criteria the Contractor shall post a performance bond as described below in Section L., Performance Bond Requirements.

     1. Current Ratio: Current assets divided by current liabilities shall be equal to or greater than 1:1.

     2. Defensive Interval: Defensive Interval measures the Comprehensive Service Network's survivability in the absence of external cash flows. The required Defensive Interval is thirty (30) days and is based on the following required calculation:

                            (Cash + Cash Equivalents)
                            -------------------------
                  (Operating Expenses - Non Cash Expense Items)
                         [Period Being Measured in Days]

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 84

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     3.   Maintenance of Minimum Capitalization:

          a.   Total net assets or stockholders' equity,

                    i. less the value of any performance bonds funded on the balance sheet;

                    ii.  less net depreciable assets;

                    iii. less Board of Directors' or financial institution's
                         reserve requirements;

                    iv. less projected loss from the balance sheet dated through June 30, 2003;

                    v. plus projected surplus from the balance sheet dated through June 30, 2003;

                    shall be equal to or greater than one hundred percent (100%) of the monthly payments paid to the Contractor based on the annual Subcontract award amount.

          d. The Contractor is required to maintain these thresholds and shall demonstrate compliance on a monthly, quarterly, and annual basis.

          e. The Contractor not meeting the above minimum financial viability criteria must submit a plan that details when these standards will be met. The RBHA reserves the right to require the procurement of a performance bond within 30 days from notification should the Contractor fail to meet and maintain the financial viability criteria.

O.   PERFORMANCE BOND REQUIREMENTS:

     1. A Contractor who fails to meet the financial viability criteria established above will be required by the RBHA to post a performance bond equal to one monthly payment less pharmacy withhold. The performance bond shall be of a standard commercial scope issued by a surety company doing business in the State of Arizona, an irrevocable letter of credit, or a cash deposit. The performance bond shall be in a form acceptable to the RBHA and shall be payable to the RBHA. In the case of an irrevocable letter of credit, the letter shall be issued by:

          a. A bank doing business in Arizona and insured by the Federal Deposit Insurance Corporation, or

          b. A savings and loan association and insured by the Federal Savings and Loan Insurance Corporation, or

          c. A credit union and insured by the National Credit Union Administration.

     2. A line of credit cannot exceed fifty percent (50%) of the total performance bond and all securities used for the purposes of funding the performance bond must be backed by the United States Government within thirty (30) days of change.

     3. All performance bonds need to be capitalized and paperwork completed and delivered to the RBHA by close of business, August 1, 2001. The RBHA shall have up to 180 days to release the performance bond upon the termination or conclusion of this Subcontract Agreement.

     4. If, at any time during the contract term, the performance bond requirement changes by 10% or more due to an adjustment in the monthly payment less the pharmacy withhold, the Contractor will be required to adjust the performance bond to equal 100% of one month's payment less the pharmacy withhold within thirty (30) days.

P.   PHARMACY POOL

     In order to determine the pharmacy withhold amount, the RBHA applies the most current pharmacy cost data against the gross case rate payment. Once the actual pharmacy cost data is received for

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 85

--------------------------------------------------------------------------------
[LOGO] Community Partnership                  SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     each respective month, the applied withhold for that month will be compared to the actual pharmacy costs for that month and an adjustment made to zero out any variances. Any variance (+/-) is applied as part of the current month's pharmacy withholds.

     The RBHA will pay the contracted Third Party Pharmacy Administrator on a bimonthly basis for all pharmacy costs related to members from the respective Comprehensive Service Network withhold amounts.

Q.   METHOD OF COMPENSATION

     1. Case Rate: On a monthly basis, gross case rate payments are calculated based on the Contractor's assigned capacity, by population, multiplied by the contracted case rate (gross case rate). The gross case rate is reduced by the monthly pharmacy withhold amount resulting in the net case rate payment. The case rate includes Medicare co-insurance and deductibles where applicable.

          Assuming actual enrolled members do not fall below 85% of capacity for SMI members and 90% of capacity for Children, the total funded amount will remain constant. In the event actual assigned members fall below the thresholds described above, RBHA retains the right to review for consideration of appropriate adjustment of Contractor's capacities and/or case rates. In the event assigned/enrolled SMI members or Children exceed 110% of system wide capacity, the RBHA and the Contractor shall review and may consider adjustments as appropriate.

          The RBHA also may adjust capacity downward if enrollment decreases are due to member dissatisfaction or other quality or programmatic issues, resulting in increased assignments to other contracted Contractors.

     2.   Capacity by Population:

          -------------------------------------------
          Categories                     Capacity
          -------------------------------------------
          Children Title XIX              1,072
          -------------------------------------------
          Children/DD Title XIX      To be determined
          -------------------------------------------
          Children Non-Title XIX            124
          -------------------------------------------
          Total Children:                 1,196
          -------------------------------------------

     3. Capacity Payment: Subject to the availability of funds and the terms and conditions of the Subcontract, the RBHA shall disburse payments in accordance with this Subcontract, provided that the Contractor's performance is in compliance with the terms and conditions of the Subcontract.

          The RBHA distributes the net case rate payment prospectively by the 15th of each month, pending the RBHA's receipt of ADHS funding. If funding is delayed to the RBHA from ADHS, the net case rate payment may be distributed on the day funds are deposited and verified in the RBHA covered services account. The RBHA reserves the option to make payments by wire and shall provide at least thirty (30) days notice prior to the effective date of any such change.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 86

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          At the discretion of the RBHA, supplemental or additional payments may be distributed outside of the contracted payment methodology.

     4 Project M.A.T.C.H.: Payments due to the Contractor shall be determine on a cost reimbursement basis and paid to the Contractor in accordance with the following:

          a. Staffing of Care Coordinators. The RBHA shall reimburse the Contractor 100% of the actual costs for Project M.A.T.C.H. Care Coordinator staff as described in Schedule II-E, Project M.A.T.C.H. Scope of Work.

          b. The RBHA shall reimburse the Contractor for 100% of the actual costs for travel and mileage.

          c. Contractor shall submit a Project M.A.T.C.H. Contractor's Expenditure Report (CER) (Attachment 11) by the fifteenth (15th) day following the end of the month in which Project M.A.T.C.H. staffing and travel expenses were incurred. The CER shall detail salaries, ERE or flex cafeteria plan, and mileage (not to exceed IRS maximum allowable) for the reporting period commencing September 1, 2002 through June 30, 2003. Copies of all reimbursed mileage reports and related payroll reports must be attached to the CER to support the monthly expenses reported and requested for reimbursement.

               i. ERE includes FICA, health, dental, life insurance, disability, workman's compensation and state unemployment.

          d. Reimbursements will be distributed based on actual expenditures reported by the Contractor and approved by CPSA. The RBHA shall reimburse the Contractor within fifteen (15) days of receipt and approval of the CER.

     5. Title XXI KidsCare: The RBHA reserves the right to renegotiate the services, rates, and/or method of compensation as set forth in these Special Provisions.

          a. The RBHA reserves the right to convert the provision of Title XXI KidsCare Services from the Fee-For-Service payment mechanism described in Paragraph I.2., below to an at-risk mechanism at its discretion and within thirty (30) days notice to Contractor.

          b. Contractor shall be reimbursed on a fee-for-service basis for Covered Services provided to a Title XXI Member. Title XXI uncovered services will be processed in accordance with Section M., paragraph 8. a., Uncovered Services.

          c. Monthly payments to the Contractor will be made by the RBHA on the last day of each month for the previous month's adjudicated claims in the CPSA Claims/Encounter System. An Explanation of Benefits (EOB) will be included with the payment distribution for all adjudicated claims included in the payment.

          d. The RBHA shall distribute payments in accordance with these provisions as long as the RBHA has received funding from ADHS/DBHS. If funding from ADHS to the RBHA is delayed, funding to Contractor may occur the day funds are deposited and verified to RBHA accounts.

          e. The Contractor and its Subcontracted Providers shall submit 100% of claims/encounters for all Covered Services provided to Title XXI Members under the terms of this Subcontract. All submissions shall meet Fiscal Agent system requirements.

     6. Financial Audits: A supplemental schedule of revenue and expenses shall be included as supplementary information; this information shall be subjected to the auditing procedures applied in the audit of the basic financial statements and shall be included as part of the audit report. The format of the supplemental schedule shall be as determined by the RBHA.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 87

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

R.   FUNDING WITHHOLDS AND RECOUPMENTS:

     The RBHA reserves the right to withhold and/or recoup funds in accordance with any remedies allowed under this Subcontract and in accordance with RBHA policies and procedures. Any recoupments imposed by AHCCCS and/or ADHS against the RBHA and passed through to the Contractor shall be reimbursed to the RBHA upon demand.

S.   MANAGEMENT OF FUNDS:

     The practices, procedures and standards specified in the CPSA Provider Financial Reporting Guide shall be used by the Contractor in the management, recording and reporting of funds by the RBHA when performing a contract audit.

     1. Records/Administrative Costs: The Contractor shall establish and maintain financial and personnel records so as to verify that administrative monies expended do not exceed the total amount allowed for such administrative service expenditures. Administrative services are defined in Section B. Definitions.

     2. Federal Block Grant Monies: The Contractor shall comply with all terms and conditions of the ADAMHA Block Grant Program ADAMHA Reorganization Act, P.L. 102-321, Section 201 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300x et. seq.) or as modified and RBHA policy. With regard to the Community Mental Health Block Grant, the Contractor shall:

          a. establish accounting procedures consistent with the requirements of the ADAMHA Block Grant Program and RBHA policy and

          b. ensure that block grant funds are accounted for in a manner that permits separate reporting for mental health and substance abuse services.

T.   ACCOUNTING FOR FUNDS:

     All funds received shall be separately accounted for in accordance with the requirements outlined in the CPSA Provider Financial Reporting Guide.

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 88

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  SCHEDULE I-B
                               SPECIAL PROVISIONS
                               TITLE XXI KIDSCARE

                    (DELETED Effective 9/1/01 - AMENDMENT #6)

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 89

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  SCHEDULE I-C
                               SPECIAL PROVISIONS
                                  SELLS PROJECT

                    (DELETED Effective 7/1/02 - AMENDMENT #4)

Final Sep-30-02 (revised 11-5-02)
Special Provisions GSA 5
Effective 7-1-02                    Page 90

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                 SCHEDULE II - A
                                  SCOPE OF WORK
                    CHILDREN'S COMPREHENSIVE SERVICE NETWORK

A.   PURPOSE OF PROGRAM:

     To provide a complete and integrated continuum of behavioral health treatment to Members who meet DSM IV criteria for mental illness (including substance use disorders).

B.   CONTRACT DATE:

     July 1, 2001 - June 30, 2003

C.   MINIMUM STAFFING REQUIREMENTS:

     1. The service continuum will be adequately staffed to ensure medically necessary behavioral health services and case management services are available on a 24 hour per day, 7 day per week basis. Minimum staffing requirements are met by adherence to the ADHS/DBHS Licensure regulations as required by AAC Title 9, Chapter 20 (Licensure) and Chapter 21 (SMI Rules).

     2. The Contractor maintains clinical, organizational, managerial and administrative systems and staff capable of fulfilling all subcontract requirements by ensuring that all staff has appropriate training, education, experience orientation and credentialing to fill the requirements of their positions. The Contractor ensures that staff training includes, but is not limited to, linguistically and culturally appropriate practices.

     3. All Members must be assigned a Primary Clinician to ensure or provide active treatment. The assignment ratio must be no greater than one Primary Clinician per 100 Members in GSA5. For GSA3, the assignment ratio must be no greater than one Primary Clinician for each 100 Title XIX Members (with the preference that this ratio apply to all Members). All Primary Clinicians must meet the current licensure standards as a Behavioral Health Professional or Behavioral Health Technician as specified in A.A.C., Title 9, Chapter 20, R-20-306.

     4. Staff is available to provide routine and urgent intakes according to established time frames. Initial assessments must be performed by a Behavioral Health Professional or Licensed Behavioral Health Professional who is credentialed and privileged to do so. Referral to intake is completed within 7 days. The service continuum must provide a comprehensive system of care with the capacity to effectively deliver simultaneous mental health and substance use disorder assessment and treatment at every level of care for persons with co-occurring disorders.

     5. The service continuum must include the capacity to deliver Child and Family Teams for a targeted number of eligible members as indicated by CPSA's Workforce Development Plan in accordance with the Arizona Vision and Principles. There must be a demonstrated commitment to involving family members of enrolled children as active partners in service delivery and Network operations.

     6. Each intake site must have a person trained in financial screening and dedicated to the completion of applications for public benefits.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 91

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

D.   SERVICE AVAILABILITY:

     1. The Contractor provides for a continuum of covered services arranged to meet the treatment/rehabilitation and support services needs of enrolled Members.

     2. The Contractor must provide to the Member, in writing, instructions for how to access 24-hour behavioral health and case management services.

     3. Intake services are available during non-business hours to accommodate Member's access into the system. Intake services are also available outside the Contractor's office, i.e. schools, homes, wellness centers, etc.

E.   POPULATION SERVED:

     Children - Title XIX/XXI, Non-Title XIX/XXI

F.   SERVICES PURCHASED:

     Covered Services are purchased to ensure a continuum of care in accordance with the CPSA Summary of Benefits. Covered services are defined by service codes in the CPSA Service Authorization Matrix.

G.   CAPACITY:

     A specific number of Title XIX/XXI and Non Title XIX/XXI Children Members are designated as a target capacity in Schedule III, Program Funding Allocation. The Contractor must enroll and accept all eligible Title XIX/XXI Children as assigned.

H.   MEMBER ELIGIBILITY:

     1. All Title XIX/XXI Children are eligible for medically necessary Covered Services. CPSA is a payer of last resort and a financial assessment must be completed to determine assessment of co-payment. Coordination of benefits must occur. The Member is to be assisted in applying for entitlements.

     2. All Title XIX/XXI Members shall receive medically necessary services to meet their behavioral health needs. Non-Title XIX Members shall also receive behavioral health services in accordance with the Summary of Benefits as related to Non Title XIX members to the extent that funding allows.

     3. All Title XXI members age 18 years old are eligible until the end of the month of their 19th birthday.

I.   REFERRALS:

     1. The Contractor must accept and track according to CPSA contract requirements.

     2. Intakes are completed within 7 days of referral. Referral to first service is completed within 30 days. The first psychiatric visit must occur within 30 days of initial evaluation.

     3. Contractors who provide SMI and Title XIX General Mental Health services will accept referrals of enrolled children within 6 months of their upcoming 18th birthday. The adult Contractor will coordinate and cooperate with the children's service Contractor to ensure smooth transition into the adult programs upon the child turning 18 years of age.

     4. Upon receipt of referral for children into HB 2003 Program or the Federal Grant Program the Provider will initiate services and coordination of care in accordance with the HB 2003 and Project MATCH Scopes of Work.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 92

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

J.   MEMBER INTAKE AND ENROLLMENT:

     1. Contractor will accept a Member assigned by CPSA Member Services. In the event that a Member's eligibility is questioned, the Contractor Appeals Process may be used. During the appeal, the Contractor will continue provision of Covered Services to the assigned Member.

     2. The Contractor will maintain an adequate number of intake sites. Scheduled hours for intake appointments must ensure accessibility and ease of entry into the behavioral health system. Eligible persons are enrolled within seven (7) days of referral if no emergency exists and enrollment occurs the effective date of intake.

     3. Inter-RBHA and Inter-Network transfers receive intake and enrolment in accordance with ADHS/DBHS and CPSA policies regarding transfers. Children transferring from the children's system will be assigned to the adult Contractor on the date of their 18th birthday. All adult Contractors will participate in staffings and active treatment of child Members who are turning 18 in the next six months and have a pending assignment to that adult Contractor. An intake appointment to review the clinical and financial assessment of the now adult Member will be scheduled to occur for the Member no later than the day after the 18th birthday.

     4. Initial assessments will be performed by qualified clinicians. SMI determinations will occur during intakes of children who are 17.5 years or older, if clinically indicated.

     5. Eligible persons are informed in writing of the necessary documents they need to bring to the intake prior to their intake appointment.

     6. The Contractor will determine potential eligibility for entitlements and will assist the eligible or enrolled person in applying for such entitlements. All Contractors will assist eligible or enrolled persons in completing the universal applications or Title XXI (KidsCare) applications, if applicable, and shall monitor the application for acceptance or denial. In the event of scheduled entitlement intake appointments, individuals will be apprised of the documents that will be needed to facilitate the establishment of eligibility. Refer to policy.

     7. Every enrolled Member must be assigned to a Primary Clinician at time of intake. At intake, written materials will be provided to the Member to include at a minimum: Rights and Responsibilities of Members, name and phone number of their assigned Primary Clinician and the procedure for reaching the Primary Clinician or their designee in the event of an urgent or emergent need.

K.   MEMBER ASSESSMENT:

     1. Financial assessments must be completed by staff trained in Coordination of Benefits and Coordination of Care according to the CPSA Financial Screening Manual.

     2. The initial clinical assessment must be completed by a Certified Behavioral Health Professional who is trained, credentialed and privileged in performing assessments of behavioral health disorders, including substance use and abuse disorders.

     3. The following assessments are required to be completed at intake, every 6 months, six months prior to turning 18, upon closure and at the time of significant change in behavior or functional level:

          a.   Arizona Level of Functioning Assessment (ALFA)
          b.   Service Level Checklist Guidelines
          c.   Client Assessment Form

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 93

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          d. Clinical Global Impression (CGI) for persons receiving medications at intake or when prescribing of medication begins.

     4. A comprehensive Psychosocial Assessment is completed on all Members upon intake and updated annually. The Psychosocial assessment included in the CPSA Clinical Documentation Manual may be used. In addition to the psychosocial assessment, the Contractor must implement a screening protocol for use with all individuals to determine if the Member has issues of substance abuse or dependence. Staff must be trained in the administration of standardized screening tools such as the MAST, the DAST, the CAGE or other substance abuse screening tools.

     5. The following additional or more intensive assessments may need to occur based on information gathered in the initial clinical assessment:

          a.   Psychological Evaluation
          b.   Psychiatric Evaluation
          c.   Neurological Evaluation
          d. Special Assessment of Members with Mental Retardation and other Developmental Disabilities
          e.   Comprehensive Substance Use Disorders Evaluation
          f.   Identification of and Assessment of Victims of Abuse and Neglect

L.   LENGTH OF STAY:

     1. The Contractor must implement a Utilization Management program to ensure medically necessary services are provided to all Title XIX/XXI Members to prevent disease, disability, and/or other adverse health conditions or their progression or to prolong life.

     2. Contractor will use CPSA Level of Care criteria for Acute Inpatient, Intensive Residential, Therapeutic Group Home, Therapeutic Foster Care Group Home, and Partial Care/Day Treatment.

     3. Contractor will use American Society of Addiction Medicine Patient Placement Criteria for determining level of care/length of stay/discharge planning for members with a primary or co-occurring substance use disorder(s).

     4. Contractor shall comply with Notice of Intended Action policy and procedures established by AHCCCS, ADHS/DBHS, and CPSA whenever covered services are denied, reduced, suspended, or terminated.

     5. Services shall not be denied solely because the enrolled person has a poor prognosis or has not shown improvement if the covered services are necessary to prevent regression or to maintain the present condition.

     6. The Contractor shall make repeated attempts to re-engage enrolled Members who refuse services or fail to appear for appointments if they are at risk of relapse, impending or continuing decompensation, or potential harm to self or others and the efforts must be documented.

     7. Attempts shall be made to re-engage enrolled Members when continued treatment is appropriate although risk of relapse, decompensation, deterioration or potential harm to self or other is not immediate. The efforts must be documented.

     8. If an enrolled Members who is still in need of covered services moves out of area or is transferred to an ALTCS Contractor, the Contractor shall assist the enrolled person to transfer to another RBHA Contractor or ALTCS Contractor. The Contractor is responsible for that Member until notified by CPSA that the transfer is approved and complete. The

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 94

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

          Contractor also continues to be responsible for the Members prescribed psychotropic medications.

     9. If an enrolled person is receiving psychotropic medications at the time of disenrollment, the Contractor shall ensure that a medical professional gradually decreases the medications in a medically safe manner, or continues to prescribe psychotropic medications for 30 days until an alternate provider has assumed responsibility for the care of the Member.

     10. A Member who no longer requires medically necessary Covered Services as indicated by the Individual Service Plan or Treatment Plan is discharged from the Contractor and CPSA. A discharge summary is completed. The discharge summary is provided to the Member's PCP. Closure paperwork is completed and sent to CPSA.

     11. A Title XXI Adult General Mental Health Member who becomes 19 years old and is no longer entitled to Title XXI benefits will be transitioned to behavioral health services in the community and/or assisted to apply for other entitlements. Medications will be gradually decreased or prescribed for 30 days until an alternate Contractor has assumed responsibility for the care of the Member.

     12. A Title XXI Adult SMI Member who becomes 19 years old and is no longer entitled to Title XXI benefits will continue to receive SMI services as a non-Title XIX Member. The Contractor will notify CPSA of this change.

M.   REPORTING REQUIREMENTS:

     1. All covered services provided to Members are encountered and reported to CPSA according to contract requirements. Deliverable reports required are submitted in a timely manner according to contract requirements.

          Additional data is required including:

          a.   Utilization (Census) Data for Level I and Level II placements.

          b. Monthly or quarterly updated progress reports to appropriate state agencies (i.e. DES, DDD, ADJC, DOE, AOC).

     2. The Contractor will submit additional reports as required by special program provisions or in response to identified discrepancies identified through monitoring efforts.

N.   EVALUATION METHODOLOGY:

     1. The Contractor will submit a Quality Management Plan annually. The plan will address the effectiveness of services, satisfaction with services, the timeliness of response, compliance with quality standards and incorporate CPSA Quality Management Plan requirements.

O.   PROGRAM DESCRIPTION:

     1. The program description for this program must be submitted to CPSA annually by August 1 using the Program Description form. If Contractor serves multiple population groups, the Contractor may submit separate program description for each population, or if information does not vary across populations, may submit one program description.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 95

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                 SCHEDULE II - B
                                  SCOPE OF WORK
                             KIDSCARE TXXI SERVICES

                    (DELETED Effective 7/1/02 - AMENDMENT #6)

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 96

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                 SCHEDULE II - C
                                  SCOPE OF WORK
                             HB 2003 CHILDREN GSA 5
                                  JULY 1, 2002

A.   PURPOSE:

     To provide coordinated, timely behavioral health services to eligible children/families, through collaboration with state agencies and Pima County Juvenile Court Center (PCJCC). Non-Title XIX children and families identified by Arizona Department of Economic Security (DES), Administrative Office of the Courts (AOC) or Arizona Department of Juvenile Corrections
     (ADJC), who may need services, will be referred to a liaison staff who coordinates care from the point of entry to the completion of services.

     To streamline care for the families and strengthen the collaborative relationship between the behavioral health system and these state agencies.

B.   CONTRACT DATE:

     July 1, 2002 to April 30, 2004

C.   MINIMUM STAFFING REQUIREMENTS:

     The outpatient continuum of care is adequately staffed to ensure behavioral health services for eligible HB 2003 members according to the CPSA Non-Title XIX benefits package.

     The Comprehensive Service Network (Network) deploys two liaison staff positions to co-locations, one at the PCJCC, and one at designated DES offices. The staff in the liaison positions are on site a minimum of 32 hours per week to provide coordination of care with Child Protective Services (CPS) case managers, probation officers and court staff. The liaison staff deployed to PCJCC coordinate their activities with the CPSA Criminal Justice Specialist for juvenile services at PCJCC. Collaboration is carried out with detention and vendor staff providing behavioral health services for youth in detention.

     The liaison staff are available to do initial screenings for children who may need behavioral health services. Following a referral, the Network provides a strength-based comprehensive assessment within five (5) working days of referral at the appropriate site. The liaison staff facilitates timely intakes, initiation of services, and feedback to the state agency staff and the court.

     The liaison staff assists in screening and referral to an adult network if a DES family member is in need of services through HB 2003.

D.   SERVICE AVAILABILITY:

     The Network provides individual, group and family therapy as needed for HB 2003 enrolled Non-Title XIX children. The Network provides Family Preservation services, directly or through a contract, which are available for Non-Title XIX families at risk of having a child(ren) removed from the home, and for whom this service has been deemed safe and appropriate. These children/families are not enrolled in the behavioral health system.

     Family Preservation teams are available at the times necessitated by the family situation. Staff is available on-call during other hours, weekends, and per appointment.

E.   POPULATION SERVED:

          .    Non-Title XIX children/families involved with ADES, AOC, or ADJC
          .    Non-Title XIX parents of ADES (Title XIX ) children (through HB
               2003 Adult Providers)
          .    Non-Title XIX children/families, at risk of having the child removed from the home
          .    Non-Title XIX children/families who have no other behavioral health insurance
          .    Children in detention or similar institutions, e.g. Pima County
               Jail

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 97

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

F.   SERVICES:

     Services are limited to Non-Title XIX children's benefit package. These services include individual, group, and family therapy, both in office, and in home. Non-Title XIX subvention funding may be used to fund HB 2003 children.

     Family Preservation Services are provided as appropriate, to non-enrolled, Non-Title XIX families. The triage and referral for this service is done in collaboration with the Network liaison staff, CPS Case Worker, Supervisor and the Family Preservation team.

     Each team shall serve an average static capacity of 6 families and each Network will serve approximately 40 families over the course of 12 months and will include data in the quarterly report that specifies which agency referred the member, as well as demographics.

G.   CAPACITY:

     The Network has a Family Preservation Team that serves up to 6 families at a time for an 8 week service interval. The team may extend services to a family up to 4 weeks longer if clinically appropriate. The Network serves 40 families per year, including families that leave services prematurely and families that need extended services.

     The Network provides individual, group, or family therapy for enrolled Non-Title XIX, HB 2003 with a target of 40-45 children served through the end of FY 2003.

H.   MEMBER ELIGIBILITY:

     Children must be residents of Pima County, be of Non-Title XIX/XXI status, and without behavioral health insurance coverage.

I.   REFERRALS:

     The HB 2003 liaison staff is the primary referral source for HB 2003 services, through collaboration with the state agency partner(s) (ADES, AOC, or ADJC). The liaison staff functions as the primary contact for the family, the Network, and the state agency partner(s) involved with the child/family.

     The Network accepts and tracks referrals according to CPSA contract requirements, the requirements of the HB 2003 Scope of Work and CPSA policy and procedures.

J.   MEMBER INTAKE AND ENROLLMENT:

     If the liaison staff and service partner(s) (ADES, AOC, or ADJC) deems a referral to behavioral health services appropriate for a child, the liaison staff assures that a comprehensive intake appointment for assessment is scheduled within 5 business days.

     ADES family members who need individual services are referred to a CPSA Adult Comprehensive Service Network for intake and assessment.

K.   MEMBER ASSESSMENT:

     The Network conducts a comprehensive, strength-based assessment at a location and time coordinated with the child and family. The intake/assessment is completed by a Master's level clinician and includes participation of the child, family, and all appropriate state agency partner(s).

L.   LENGTH OF STAY:

     A child, who has reached his /her treatment goals and no longer requires outpatient services, as indicated in the service plan, is discharged from HB 2003 services.

     If during the course of treatment a child becomes eligible for Title XIX services, s/he is removed from the HB 2003 roster, and continues services under Title XIX/XXI benefits according to the treatment plan.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 98

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

M.   REPORTING REQUIREMENTS:

     The Network ensures that HB 2003 Non-Title XIX members are tracked and entered on the HB 2003 roster monthly as required. Services provided to HB 2003 children and families are encountered with the HB 2003 modified code which is "HC" for children and "HA" for adults.

     The Network submits a quarterly performance report of Family Preservation activities to include at least the number of families served during the quarter, the number of contacts with each individual family and the number of contacts with the state agency concerning the individual family. Other information may be required following agreement among all involved parties.

     The Network assesses children and family members for Non-Title XIX/XXI status to ensure eligibility for services funded by HB 2003 and assists the family to apply for public benefits when appropriate.

     Each Comprehensive Service Network will use the appropriate encounter codes with the HB 2003 modifier "HC" when encountering services for any HB 2003 non-Title XIX children's service. These children will be identified at intake by noting the "HB" item on the Intake Form for tracking purposes.

N.   EVALUATION METHODOLOGY:

     The Network participates in evaluating HB 2003 outcomes in accordance with the joint ADHS/DBHS/CPSA Evaluation Plan. As a part of the plan, the Network participates in the collection of member functional and satisfaction data. The evaluation tools assesses Network's adherence to the Arizona Vision and JK Principles, and measures perceptions of improved collaboration with state agencies.

O.   PROGRAM DESCRIPTION:

     The Program Description is submitted within thirty (30) days of the execution of the contract and, at a minimum, includes the following information:

     1.   Staffing pattern - including position, title, name and date of hire.
     2.   Method to enhance collaboration with state agencies
     3.   Method to provide Family Preservation

P.   METHOD OF COMPENSATION:

     HB2003 expenses for FY03 will not be reimbursable as a result surpluses reported on the Comprehensive Service Networks audited financials for FY2001 and FY2002. CPSA has received approval from ADHS/DBHS to utilize FY2001 and FY2002 surpluses to fund FY2003 program expenses. In the event that FY2003 expenses do not reduce the outstanding surplus balance ADHS/DBHS is expecting that the Comprehensive Service Networks refund the difference to CPSA. The refund period and final due date will be determined by ADHS/DBHS and CPSA at a later date. All programmatic reporting requirements shall apply as stated in section, M., above.

     The Network completes and submits the contractor expenditure report (CER) (Attachment 12) to CPSA on a monthly basis.)

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 99

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                 SCHEDULE II - D
                                  SCOPE OF WORK
                                  SELLS PROJECT

                (Program Termed September 1, 2001 - AMENDMENT #4)

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 100

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                 SCHEDULE II - E
                                  SCOPE OF WORK
                 Project MATCH (Multi-Agency Team for Children)
                             (Federal Grant Program)

A.   PURPOSE OF PROGRAM

     To develop system of care principles and practices that utilize facilitation of child and family teams for identifying needs and planning for interventions for children and families participating in the program. Child and Family Teams bring together as needed; staff and family supports from the Behavioral Health Networks, Child Protective Services, Division of Developmental Disabilities, Pima County Juvenile Court Center, Arizona Department of Juvenile Corrections, School Representatives, and other community resources important to the family, in order to collaborate in meeting the needs of identified SED children/families who meet the criteria for participation in the program.

B.   CONTRACT DATE

     September 1, 2002 through August 31, 2003

C.   FEDERAL GRANT REQUIREMENTS

     Contractor agrees to comply with all applicable rules and requirements governing the receipt of federal grants, including but not limited to Federal Law 31 CFR Part 205, Cash Management Improvement Act (CMIA), and the Federal OMB Circular A-133, Audit of States, Local Governments and Non-Profit Organizations.

D.   ACCOUNTING FOR FUNDS

     All federal grant funds received shall be separately accounted for in accordance with CFR 45, Part 92, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments.

E.   MINIMUM STAFF REQUIREMENTS

     1. Each Pima County behavioral health network will employ three fulltime staff who will participate in the implementation of a system of care based on the Arizona Vision and Principles. Job descriptions for the grant funded positions will be developed and revised within the identified structures for oversight of the Grant. The positions employed by the provider networks are:

          .    Child and Family Team Facilitator
          .    Family Aide
          .    Family Support Specialist

     2. Each Pima County behavioral health network will house staff at a network site and provide opportunities for regularly scheduled meetings with other Grant Funded and System of Care staff for technical assistance, training, additional clinical supervision, and collaborative activities as required for system of care development. Staff recruitment, hiring process and supervision will be provided within the identified structures and processes of the grant. The networks shall provide the day-to-day supervision of grant funded staff.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 101

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

F.   SERVICE AVAILABILITY

     The provider network will provide a full continuum of services and supports as defined in the Covered Behavioral Health Services Guide. Flex funds are available for goods and services needed for children and families enrolled in the project according to the definition and use as described in the Covered Behavioral Health Services Guide and policies developed for accessing and disbursement of flex funds.

G.   POPULATION SERVED

     The Federal Grant serves youth and their families who reside in Pima County and meet the following criteria:

     . Title XIX/XXI children who are Seriously Emotionally Disturbed (SED) and enrolled in a Comprehensive Service Network who are concurrently involved with at least one other child serving system including; Child Protective Services, Division of Developmental Disabilities, Special Education, Pima County Juvenile Court Center, Department of Juvenile Corrections or Tohono O'Odham Child Welfare

     .    Must have a DSM IV diagnosis, excluding V codes.
     . Preference is given to youth who can reside with a family or identified guardian and benefit from community-based services and support that will maintain the youth in that setting while helping to promote enhanced functioning in the community.

H.   MEMBER ELIGIBILITY

     Children must be Title XIX/XXI eligible.

I.   REFERRALS

     Referrals to the Federal Grant Program may be made by:

     .    Parents/families
     .    Behavioral health provider networks
     .    Child Protective Services
     .    Division of Developmental Disabilities
     .    Pima County Juvenile Court Center
     .    Arizona Department of Juvenile Corrections
     .    Special Education

J.   MEMBER INTAKE AND ENROLLMENT

     All referrals to the Federal Grant Program are enrolled with a Comprehensive Service Network following CPSA established protocol. Members who are enrolled into the Federal Grant will be assigned a unique identifier with the Employer Group Code so that they can be tracked in the Q-Care system.

K.   MEMBER ASSESSMENT

     Member assessment is completed during enrollment with the Comprehensive Service Network per standard procedure. Ongoing assessment and reassessment continues during the treatment implementation process.

L.   LENGTH OF STAY

     Once enrolled as a Federal Grant Program participant, the member remains eligible for continued services as long as they are enrolled in the network.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 102

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

M.   EVALUATION METHODOLOGY

     The evaluation process for the Federal Grant Program is conducted by the University of Arizona. Network providers are required to work collaboratively with the contracted evaluation component of the Grant to ensure these requirements are met.

N.   PROGRAM DESCRIPTION

     A narrative description for program development that includes the use of grant funded positions and other network staff for the provision of child and family team facilitation as a part of the system of care for children and families is due within 90 days of signature of the contract. Specific descriptions of plans and timelines for the development of family involvement structures for the network's system of care will be included.

O.   SERVICES

     The Child and Family Team Facilitator, Family Aide, and Family Support Specialist as representatives of the provider network at the child and family team should be well oriented to the philosophy of their network and the range of services available to its enrolled members. Staff should be knowledgeable of the policy regarding the use of flex funds and be able to recommend their use following the Accessing Flex Funds policy and procedure.

P.   FAMILY INVOLVEMENT

     The Provider Network will develop structures, policies and procedures, and business practices that demonstrate a commitment to involving family members of enrolled children as partners in treatment for children and business operations. Examples of this might be 1) creation of family member seat on the Board of Directors, 2) Development of a network specific Family Advisory Council, 3) Participation and support for the development of Family Support Organization in the community, or 4) Development of family member participation with the hiring process within the network. Upon completion of the contract the network will provide a specific plan and timeline for the development of these structures.

Q.   METHOD OF COMPENSATION FOR FEDERAL GRANT PROGRAM

     CPSA will reimburse the Comprehensive Service Networks for actual expenses for the following positions that are assigned to the Federal Grant:

          .    Child and Family Team Facilitator (1)
          .    Family Aide (1)
          .    Family Support Specialist (1)

     Expenses that will be reimbursed include:

          .    Salary/Wages
          .    ERE
          .    Mileage (not to exceed IRS maximum allowable)

     CPSA will reimburse the Comprehensive Service Networks for actual expenses for Flex Fund expenditures for members enrolled in the Federal Grant up to the amount that equals one third of the budgeted amount in the Grant.

     The Network will complete the Contractor Expenditure Report (CER) (Attachment 11) on a monthly basis and submit and request reimbursement for actual expenditures incurred that month. The CER must include names of staff assigned to the Federal Grant Program and supporting documentation for expenses. Flex fund expenditures must be documented by member name, date of expenditure, amount of expenditure, and a brief description of how funds were spent, and submitted to the Children's Network Manager along with original Flex Fund Request Forms and original receipts. Flex fund expenditures that exceed the annual limit of $1525 per family must have prior approval by the Children's Network Manager.

Revised 11-5-02
Scopes of Work (Children) GSA 5
Effective 7-01-02                   Page 103

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  SCHEDULE III
                               FUNDING ALLOCATION

Final Sep-30-02
Schedules III, IV, V
Effective 7-1-02                    Page 104

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                        Insert funding schedule here....

Final Sep-30-02
Schedules III, IV, V
Effective 7-1-02                    Page 105

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                   SCHEDULE IV
                                  FISCAL AGENT

The Fiscal Agent for this Subcontract is:

Community Partnership of Southern Arizona
4575 E. Broadway
Tucson, AZ  85711

Final Sep-30-02
Schedules III, IV, V
Effective 7-1-02                    Page 106

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                   SCHEDULE V
                           RBHA CONTRACT DELIVERABLES

-----------------------------------------------------------------------------------------------------------------------------------
                                                      DELIVERABLE REQUIREMENTS
                                         Children's Comprehensive Service Network & KidsCare
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Form
      Reference                            Deliverable                                Due Date                  Submit To     Req'd
-----------------------------------------------------------------------------------------------------------------------------------
AHCCCS Rules, ADHS       Office of Behavioral Health Licensure (OBHL)        15 days prior to contract       Contracts Unit
Policy                   License(s)                                          execution.  Renewed or
                                                                             amended license within 15
                                                                             days of issuance
-----------------------------------------------------------------------------------------------------------------------------------
AHCCCS Rules, ADHS       Copy of OBHL/DES Licensure Audit Report/Findings    30 days after receipt           Contracts Unit
Policy
-----------------------------------------------------------------------------------------------------------------------------------
AHCCCS Rules, ADHS       OBHL/DES Licensure Corrective Action Plan           15 days after due date to       Contracts Unit
Policy                                                                       OBHL/DES
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Certificates of Insurance:                          15 days prior to contract       Contracts Unit
                            Professional and Personal Liability              execution.  Renewed or
                            General Liability                                amended certificate within
                            Automobile Liability                             15 days of issuance.
-----------------------------------------------------------------------------------------------------------------------------------
ADHS Solicitation        Contractor's Subcontract Agreements with            Within 10 days of execution     Contracts Unit
H0-001 & RBHA Contract   Subcontracted Providers and any subsequent          of new Subcontract Agreement
                         amendments.                                         or Amendment
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Organization Chart                                  Within 30 days of contract      Contracts Unit
                                                                             award/renewal.  Within 30
                                                                             days of any changes.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            List of Board of Directors or equivalent that       Within 30 days of contract      Contracts Unit
                         includes members' Name, Affiliation, Address and    award/renewal.  Within 30
                         Telephone Number.                                   days of any changes.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Independent Practitioner  (M.D., D.O., R.N., P.A.   Within 5 days of any changes.   Contracts Unit     X
                         & Ph.D, N.P, CISW, CPC, CMFT)
-----------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract       Claim/encounter Submissions                         In accordance with contract     Fiscal Agent       X
                                                                             timelines
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Contractor's Expenditure Reports - Project          No later than the 10th day      Finance Unit       X
                         M.A.T.C.H.                                          of the month following the
                                                                             expenditure period.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Contractor's Expenditure Reports - HB2003           No later than the 20th day      Finance Unit
                                                                             of the month following the                         X
                                                                             expenditure period.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Schedule of Budgeted Revenue and Expenses           Annually no later than          Finance Unit       X
                                                                             August 15 each fiscal year.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Cost Allocation Plan                                Annually no later than August   Finance Unit
                                                                             15 each fiscal year.
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Balance Sheet                                       45 days after month- end.       Finance Unit
                         Statement of Operations
                         Statement of Cash Flow
                         Supplemental Schedule of Revenue & Expenses
-----------------------------------------------------------------------------------------------------------------------------------
RBHA Contract            Annual Financial Audit (two copies), including      150 days following              Finance Unit
                         management letter, OMB A-133 compliance reports.    Contractor's fiscal year end.
                         (Supplemental Schedule of Revenue and Expenses)
-----------------------------------------------------------------------------------------------------------------------------------

Final Sep-30-02
Schedules III, IV, V
Effective 7-1-02                    Page 107

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      DELIVERABLE REQUIREMENTS
                                         Children's Comprehensive Service Network & KidsCare
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Form
      Reference                            Deliverable                                Due Date                  Submit To     Req'd
------------------------------------------------------------------------------------------------------------------------------------
RBHA Contract          Agency's Schedule of Fees                          Within 30 days of contract      Clinical
                                                                          award/renewal.  Within 30       Operations Manager
                                                                          days of any changes.
------------------------------------------------------------------------------------------------------------------------------------
RBHA Contract          Attestation of Privileges                          Upon completion of a            QM Unit
                                                                          thorough competency
                                                                          assessment of each
                                                                          individual who will perform
                                                                          initial assessments
------------------------------------------------------------------------------------------------------------------------------------
Office of Behavioral   Incident/Accident/Mortality Report                 Within 24 hours following       QM Unit
Health Licensure;                                                         incident.                                              X
ADHS/RBHA Contract
------------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract     Fraud & Abuse Report                               Per incident within 5 days.     QM Unit
------------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract     Restraint and Seclusion Report  (SMI & Children    5th day of each month.          QM Unit                X
                       Level 1 Facility)
------------------------------------------------------------------------------------------------------------------------------------
ADHS Policy; AHCCCS    Medical Care Evaluation Studies                    Annually no later than          QM Unit                X
Rules                  (Inpatient/RTC/PHF)                                August 15 each fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
RBHA Contract          Contractor's Policies & Procedures                 Annually no later than          QM Unit
                                                                          October 15 each fiscal year;
                                                                          updates within 30 days of
                                                                          revision.
------------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract     Policies or Codes Governing Agency's Operational   Prior to implementation for     QM Unit
                       Ethics                                             review/approval and Annually
                                                                          thereafter.
------------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract,    Agency QM/UM Plan and Annual Review                Annually no later than          QM Unit
AHCCCS Rules                                                              November 15 each fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
RBHA Contract          QM Site Visit and/or Chart Audit Plan of           15 days after receipt of        QM Unit
                       Correction Report                                  report.
------------------------------------------------------------------------------------------------------------------------------------
RBHA Contract          Program Description(s) in accordance with Scope    Annually by August 1 each       Network Manager
                       of Work                                            fiscal year.  Within 30 days                           X
                                                                          of any changes thereafter.
------------------------------------------------------------------------------------------------------------------------------------
ADHS/RBHA Contract,    Certification of Need (CON)                        Initial CONs weekly; renewal    Clinical
ADHS Policy, AHCCCS    (For TXIX/TXX members in a Level 1 Acute &         CONs every 30 days              Operations Manager
Rules                  Subacute facility, including an RTC)               thereafter.
------------------------------------------------------------------------------------------------------------------------------------
RBHA Contract          Member Roster Reconciliation                       15 days after month-end.        Clinical
                                                                                                          Operations Manager
------------------------------------------------------------------------------------------------------------------------------------
ADHS Policy & RBHA     Agency's Training Plan                             Annually no later than June     Training &
Contract                                                                  15 each fiscal year; updates    Technical
                                                                          within 30 days of revision      Assistance
                                                                                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------
ADHS Policy & RBHA     Agency's Training Report                           Annually no later than          Training &
Contract                                                                  August 15 each fiscal year.     Technical
                                                                                                          Assistance
                                                                                                          Specialist
------------------------------------------------------------------------------------------------------------------------------------

Final Sep-30-02
Schedules III, IV, V
Effective 7-1-02                    Page 108

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 1
                                COVERED SERVICES

                   (DELETED EFFECTIVE 10/03/01 - AMENDMENT #3)

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 2
                              SUMMARY OF BENEFITS
                 PIMA COUNTY GSA 5 - EFFECTIVE OCTOBER 3, 2001
                           (Revised August 26, 2002)

----------------------------------------------------------------------------------------------------------
      PRIORITY POPULATIONS               RATE CODE                  TITLE XIX            TITLE XXI
----------------------------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                   TXIX        TXXI
                                   10xx-38xx
                                   43xx-50xx   6011-6015   All Covered Services    All Covered Services
                                   85xx-87xx
                                   9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI      7000                          NA                     NA
     eligibility
----------------------------------------------------------------------------------------------------------
CHILDREN
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                   TXIX        TXXI
                                   10xx-38xx
                                   43xx-50xx   6011-6015   All Covered Services    All Covered Services
                                   85xx-87xx
                                   9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI      7000                          NA                     NA
     eligibility
   . SEH
   . SED
----------------------------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                   TXIX        TXXI
                                   10xx-38xx   6011-6015   All Covered Services    All Covered Services
                                   43xx-50xx
                                   85xx-87xx
                                   9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI      7000                          NA                     NA
     eligibility
----------------------------------------------------------------------------------------------------------
   . Court-Ordered Treatment          7099                          NA                     NA
     (GSA 5 only)
----------------------------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
----------------------------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                         TXIX           All Covered Services    All Covered Services
                                   10xx-38xx; 43xx-50xx;
                                   85xx-87xx; 9911-9938
----------------------------------------------------------------------------------------------------------
Non-AHCCCS
.. Non-AHCCCS State only
  Funding / /2/ B6F
   . Pregnant Women
   . Intravenous (IV) Drug
     Abusers                                7000                    NA                     NA
   . HIV Drug Abusers
   . Parents of Children in
     Treatment
   . Lost Title XXI or Title XXI
     eligibility
----------------------------------------------------------------------------------------------------------
   . Court-Ordered Treatment
     (GSA 5 only)                           7099                    NA                     NA
----------------------------------------------------------------------------------------------------------
TOBACCO TAX                                 9000                    NA                     NA
----------------------------------------------------------------------------------------------------------
COOL                                        7000                    NA                     NA
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      PRIORITY POPULATIONS                        NON-AHCCCS (SUBVENTION)
----------------------------------------------------------------------------------------
SERIOUS MENTAL ILLNESS (SMI)
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                                         NA




----------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI                   All Covered Services
     eligibility
----------------------------------------------------------------------------------------
CHILDREN
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)

                                                            NA


----------------------------------------------------------------------------------------
Non-AHCCCS
   . Lost Title XIX or Title XXI   /1/ Exclude all Covered Services, except Individual,
     eligibility                               Family and Group Therapy
   . SEH
   . SED
----------------------------------------------------------------------------------------
GENERAL MENTAL HEALTH (GMH)
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)

                                                            NA


----------------------------------------------------------------------------------------
Non-AHCCCS                             Exclude Inpatient; Hospital; Level I, Level II,
     . Lost Title XIX or Title XXI          Level III Residential; Medications
       eligibility                            and Non-Emergency Transportation

----------------------------------------------------------------------------------------
   . Court-Ordered Treatment         All Covered Services, Except Inpatient Hospital
     (GSA 5 only)
----------------------------------------------------------------------------------------
SUBSTANCE ABUSE (SA)
----------------------------------------------------------------------------------------
AHCCCS (TXIX, TXXI)                                         NA


----------------------------------------------------------------------------------------
Non-AHCCCS                               Exclude Inpatient; Hospital, Level I,
   . Non-AHCCCS State only                  Medications and Non-Emergency
     Funding / /2/ B6F                              Transportation
   . Pregnant Women
   . Intravenous (IV) Drug
     Abusers
   . HIV Drug Abusers                       According to available funding,
   . Parents of Children in                   may include Level I -Detox,
     Treatment                                 Level II and Level III SA
   . Lost Title XXI eligibility                  residential Treatment
----------------------------------------------------------------------------------------
   . Court-Ordered Treatment         All Covered Services, Except Inpatient Hospital
     (GSA 5 only)
----------------------------------------------------------------------------------------
TOBACCO TAX                               Services According to Provider Contract
----------------------------------------------------------------------------------------
COOL                               Exclude Inpatient; Hospital; Residential; Medications
                                             and Non-Emergency Transportation
----------------------------------------------------------------------------------------

----------
/1/ Effective September 5, 2002
/2/ Block Grant Funding-CSAT (Center for Substance Abuse) Grant

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 3
                        GEOGRAPHIC SUBDIVISIONS IN GSA 5

                                   [GRAPHIC]

--------------------------------------------------------------------------------------------------
                                                           Tohono O'Odham Nation
                                                         --------------------------
        A            B and B//a//       C and C//a//         D           D//a//            E
--------------------------------------------------------------------------------------------------
1. Tucson            6. Marana        13. Three Points   18. Sells   19. San Xavier   20. Ajo
2. South Tucson     (Ba on Map)       14. Sahuarita                  District         21. Why
3. Tucson Estates    7. Saguaro       15. Green Valley                                22. Lukevile
4. Oro Valley        8. Silver Bell   (Ca on Map)
5. Vail              9. Avra Valley   16. Continental
                    10. Rilito        17. Arivaca
                    11. Cortaro
                    12. Catalina
--------------------------------------------------------------------------------------------------

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 4
                        CPSA SERVICE AUTHORIZATION MATRIX

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 5
            TITLE TXXI BEHAVIORAL HEALTH SERVICES & BENEFIT COVERAGE

                   (DELETED EFFECTIVE 10/01/01 - AMENDMENT #2)

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 6
                             RECONCILIATION PERIODS

MONTHLY ENCOUNTER PAYMENTS
------------------------------------------------------------------------
Month                       Pay Date     Encounter Reconciliation Period
------------------------------------------------------------------------
July                         8/30/02                   --
------------------------------------------------------------------------
August                       9/27/02                   --
------------------------------------------------------------------------
September                   10/25/02              7/02 - 7/02
------------------------------------------------------------------------
October                     11/29/02              7/02 - 8/02
------------------------------------------------------------------------
November                    12/27/02              7/02 - 9/02
------------------------------------------------------------------------
December                     1/31/03              7/02 - 10/02
------------------------------------------------------------------------
January                      2/28/03              7/02 - 11/02
------------------------------------------------------------------------
February                     3/28/03              7/02 - 12/02
------------------------------------------------------------------------
March                        4/25/03              7/02 - 1/03
------------------------------------------------------------------------
April                        5/30/03              7/02 - 2/03
------------------------------------------------------------------------
May                          6/27/03              7/02 - 3/03
------------------------------------------------------------------------
June                         7/31/03              7/02 - 4/03
------------------------------------------------------------------------
FY 01/02, if applicable      8/29/03              7/02 - 5/03
------------------------------------------------------------------------
FY 01/02, if applicable      9/26/03              7/02 - 6/03
------------------------------------------------------------------------

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 7
                        CONTRACTOR SERVICE SITE LOCATIONS

-------------------------------------------------------------------------------------------------------
Contractor Name:   Providence Service Corporation   Professional License #      N/A
Program Name:                                       BHL License #:              BH-1229
                   ------------------------------
Program Address:   620 N. Craycroft                 DBHS Provider #:            179400200
City/State/Zip:    Tucson, AZ  85711                AHCCCS #:                   421397
                                                    E.I.N./T.I.N./SS#:          86-0706547
                   ------------------------------
Mailing Address:   Same as above                    Provider Type:              77
City/State/Zip:                                     Locator Code(s):            801
Days & Hours of Operation:                          Effective Dates:
   Monday - Friday 8:00 am - 5:00 pm                   Start Date: July 1, 2002 End Date: June 30, 2003
Telephone No.:     520-748-7108
Fax No.:           520-747-9787                     Intake Site: [X] Y [ ] N
E-Mail Address:    www.provcorp.com

                             [X] Children's Services
                                  [X] Title XIX
                                  [X] Non-Title XIX
                                  [X] Title XXI

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Contractor Name:   Providence Service Corporation   Professional License #         N/A
Program Name:                                       BHL License #:                BH-1869
                   ------------------------------
Program Address:   3221 N. 16th Street, Suite 302   DBHS Provider #:               179400500
City/State/Zip:    Phoenix, AZ  85016               AHCCCS #:                      474560
                                                    E.I.N./T.I.N./SS#:             86-0706547
                   ------------------------------
Mailing Address:   SAME                             Provider Type:                 77
City/State/Zip:                                     Locator Code(s):               801
Days & Hours of Operation:                          Effective Dates:
   Monday - Friday  8:00 am - 5:00 pm                  Start Date: July 1, 2002 End Date: June 30, 2003
Telephone No.:     (602) 240-5582
Fax No.:           (602) 240-5903                   Intake Site: [ ] Y [X] N
E-Mail Address:    www.provcorp.com

                             [X] Children's Services
                                  [X] Title XIX
                                  [X] Non-Title XIX
                                  [X] Title XXI

-------------------------------------------------------------------------------------------------------

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 8
      INDEPENDENT PRACTITIONERS - EMPLOYEES (M.D., D.O., R.N.P, P.A. Ph.D.)

------------------------------------------------------------------------------------------------
Practitioner's Name:      Michael J. Mardis         Professional License #:     27301
Credentials:              M.D.                      DBHS Provider #:            215200100
Mailing Address:          620 N. Craycroft Road     AHCCCS #:                   483454
City/State/Zip:           Tucson, Arizona 85711     /1/COS:                     01, 47
Telephone Number:         (520) 748-7108            E.I.N./T.I.N./SS#:          86-0706547
Fax Number:               (520) 745-1707            Provider Type:              08
E-Mail Address:           mmardis@provcorp.com      Locator Code(s):            801
Prescribing Privileges:   [X] Yes [ ] No  DEA #  BM6302284  DEA Start: 7/19/99 DEA End: 1/31/02
Effective Dates:          Start Date: July 1, 2002  End Date: June 30, 2003
Population Served:
                             [X] Children's Services
                                 [X] Title XIX
                                 [X] Title XXI
                                 [X] Non-Title XIX/XXI

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Practitioner's Name:      Phillip Randall           Professional License #:     CC-0743
Credentials:              CPC                       DBHS Provider #:            254000100
Mailing Address:          620 N. Craycroft Road     AHCCCS #:                   641317
City/State/Zip:           Tucson, Arizona 85711     /3/COS:                     01, 47
Telephone Number:         (520) 748-7108            E.I.N./T.I.N./SS#:          86-0706547
Fax Number:               (520) 745-1707            Provider Type:              87
E-Mail Address:           prandall@provcorp.com     Locator Code(s):            801
Prescribing Privileges:   [ ] Yes  [X] No  DEA #             DEA Start:         DEA End:
                                                 -----------            -------          -------
Effective Dates:          Start Date: July 1, 2002  End Date: June 30, 2003
Population Served:

                             [X] Children's Services
                                 [X] Title XIX
                                 [X] Title XXI
                                 [X] Non-Title XIX/XXI

------------------------------------------------------------------------------------------------

----------
/1/ AHCCCS Category of Service (COS) - Provider Types 08 (Physician, Specialty Code 192 or 195); 18.(Physician Assistant); 19 (Registered Nurse Practitioner, Specialty Code 098); or 31(Osteopath, Specialty Code 192) must be in COS 47 - Mental Health Services.

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Practitioner's Name:      Brigitte Stuetze          Professional License #:     CC-1572
Credentials:              CPC                       DBHS Provider #:            253300100
Mailing Address:          620 N. Craycroft Road     AHCCCS #:                   633356
City/State/Zip:           Tucson, Arizona 85711     /1/COS:                     01, 47
Telephone Number:         (520) 748-7108            E.I.N./T.I.N./SS#:          86-0706547
Fax Number:               (520) 745-1707            Provider Type:              87
E-Mail Address:           bstuetze@provcorp.com     Locator Code(s):            801
Prescribing Privileges:   [ ] Yes [X] No  DEA #              DEA Start:         DEA End:
                                                 -----------            -------          -------
Effective Dates:          Start Date: July 1, 2002 End Date: June 30, 2003
Population Served:

                             [X] Children's Services
                                 [X] Title XIX
                                 [X] Title XXI
                                 [X] Non-Title XIX/XXI

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Practitioner's Name:      Ann E. Maier              Professional License #:     RN034351
Credentials:              RNP                       DBHS Provider #:            N/A
Mailing Address:          620 N. Craycroft Road     AHCCCS #:                   563769
City/State/Zip:           Tucson, Arizona 85711     /1/COS:                     01, 47
Telephone Number:         (520) 748-7108            E.I.N./T.I.N./SS#:          86-0706547
Fax Number:               (520) 745-1707            Provider Type:              87
E-Mail Address:           amaier@provcorp.com       Locator Code(s):            801
Prescribing Privileges:   [X] Yes [ ] No DEA # MM0333839 DEA Start: 1/8/01 DEA End: 1/31/04
Effective Dates:          Start Date: January 31, 2002 End Date: June 30, 2003
Population Served:

                             [X] Children's Services
                                 [X] Title XIX
                                 [X] Title XXI
                                 [X] Non-Title XIX/XXI

------------------------------------------------------------------------------------------------

----------
/3/ AHCCCS Category of Service (COS) - Provider Types 08 (Physician, Specialty Code 192 or 195); 18.(Physician Assistant); 19 (Registered Nurse Practitioner, Specialty Code 098); or 31(Osteopath, Specialty Code 192) must be in COS 47 - Mental Health Services.

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 9
                           ARNOLD VS. SARN PROVISIONS

1. The Contractor shall comply with the following provisions of the Implementation Plan agreed to by the portion in Arnold v. Department of Health Services No. C-432355 (Maricopa County Superior Court) and ordered by the Court on May 6, 1991 (the "Implementation Plan"): paragraphs 1, 3-8, 9, 12-14, 16, 17-18, 21-22, 25, 35-37, 45-46, 48-55, 59-66, 68-69, 73-74,
     81, 82-84, 85, 86, 106-107, 109-113, 125, 126-128, 132, 134, 139, 146, 149,
     196, 198, 201, 214, 216-217, 223-227, 230-231, 232, 236 and 242.

2. The Contractor shall participate fully in all planning, assessment and data collection activities of ADHS and the Monitor in implementing the requirements of the judgment in Arnold v. Arizona Department of Health Services and the Implementation Plan. These activities include, but are not limited to:

     a. Assessment of clients in the Arizona State Hospital, supervisory care homes, and board and care homes. Data from these assessments will be utilized by the entity to plan programs and needed program changes for the current fiscal year.

     b. Compliance audits of the Contractor's programs as designed and carried out by the Monitor.

     c. Collection of data on service needs and delivery in accordance with the specified services within the Implementation Plan. Data will also be collected by the Contractor and made available regarding clients turned down for service, waiting lists and unmet needs within the service area.

3. The Contractor shall ensure that the rights of persons with serious mental illness, as set forth in the judgment in Arnold v. Arizona Department of Health Services, the Implementation Plan, the client rights rules and the client rights brochure provided for in paragraphs 16 and 149 respectively of the Implementation Plan, are enforced.

4. The Contractor shall provide training to its employees to ensure that they are familiar with the rights of individuals with serious mental illness, as set forth in the judgment in Arnold v. Arizona Department of Health Services, the Implementation Plan, the client rules and the clients rights brochures provided for in paragraphs 16 and 149 respectively of the Implementation Plan.

5. Upon application for services for serious mental illness, all applicants shall be notified of their rights under the Implementation Plan and shall be given a copy of the attached Class Notice (Attachment E-IV), dated November 4, 1991, and the client rights brochure (see Implementation Plan, paragraph 149). The contents of the Class Notice shall be personally explained to the applicant. All current clients shall be given a copy of the Class Notice and the clients rights brochure immediately. The contents of the Class Notice shall be personally explained to the client by the client's case manager.

6. The Contractor shall establish a grievance procedure that conforms to paragraphs 8-14 of the Implementation Plan and the policies and rules to be implemented by ADHS in accordance with paragraph 9 of the Implementation Plan.

7. The Contractor shall facilitate clients' use of the grievance procedure and shall ensure that notice of the grievance procedure is provided to individuals with serious mental illness in accordance with the Implementation Plan and the policies and rules of ADHS.

8. The Contractor shall not in any way interfere with an individual's right to use the grievance procedure or in any way discourage the bringing of grievances by express or implied threats of retaliation. Nothing in this provision is intended to prevent the use of informal dispute resolution processes to resolve client complaints.

9. The Contractor shall comply with the requirements of the Implementation Plan, paragraphs 35-68, concerning ITPS and with the policies and regulations concerning ITPS to be adopted by ADHS pursuant to the Implementation Plan, paragraph 81. These requirements include, but are not limited to requirements concerning the eligibility determination, the comprehensive assessment, development of

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

     the ITP, the ITP meeting, distributing the ITP, client acceptance of the ITP, interim ITPs, implementing the ITP, review and modification of the ITP, and discharge planning from inpatient facilities.

10. The Contractor shall ensure the participation of the client in the development, implementation, review and modification of the client's ITP to the greatest extent possible.

11. The ITP shall be based on services that are provided in the least restrictive, most normal setting and on services that maximize the client's strengths, independence and integration into the community.

12. The ITP shall be based on the actual needs of the client rather than on what services are currently available.

13. The Contractor shall implement a written service agreement with the RBHA for each client who is to receive services in accordance with paragraph 63 of the Implementation Plan.

14. The Contractor shall not discontinue or otherwise interrupt services to a client without: (a) modification of the ITP in accordance with the applicable provisions of the Implementation Plan and ADHS policies and rules, and (b) obtaining prior written approval from the client's clinical team. If prior written approval is obtained, the Contractor shall give 30 days written notice to the client, the client's guardian, if any, and the client's case manager. If the client poses a threat of imminent harm to persons employed or served by the Contractor, the Contractor shall give notice which is reasonable under the circumstances.

15. No service of the Contractor shall be modified, terminated, interrupted or discontinued except upon modification of the ITP by the clinical team in conjunction with the client and the client's guardian and/or designated representatives, if any.

16. All modifications of the ITP may be grieved by the client, and the case manager shall inform all clients of this right whenever an ITP is modified. If a class member grieves a modification, no services shall be modified, terminated, interrupted or discontinued until the grievance, and any judicial review thereof, are final.

17. Clients may request a change in case manager, psychiatrist or clinical team, which request shall be honored to the extent possible.

18. All housing and residential services shall be provided in homelike settings that are designed to integrate clients into the community. There shall be no arbitrary time limits on length of stay in any housing or residential program.

19. The Contractor shall only develop housing and residential services that comply with the size limitations in the Implementation Plan, paragraph 127, and that conform to the interpretative guidelines developed by ADHS.

20. The Contractor must accept referrals of all class members in Arnold v. Arizona Department of Health Services. Once the clinical team determines that the client requires specific services, no agency under contract or subcontract with ADHS to provide those same specific services may unreasonably refuse to provide those services except when, in the case of a residential program, there are no vacancies, and in the case of other services, the extension of services would cause the agency to exceed pre-established staff/client ratios. All refusals to provide services for whatever reason shall be reported in writing to the medical director of DBHS.

NOTE: The foregoing shall apply to the extent same relate to services to be provided by the Contractor under its Subcontract with the RBHA.

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 10
                           HB 2003 Children's Services
                              Covered Service Codes
                                 Reference Sheet

----------------------------------------------------------------------------------------------------
         Prior to October 3, 2001                            October 3, 2001 Forward
----------------------------------------------------------------------------------------------------
                  CHILD                                               CHILD
----------------------------------------------------------------------------------------------------
Encountered as Title XIX if a Title XIX Child      Encountered as Title XIX if a Title XIX Child
----------------------------------------------------------------------------------------------------
Encountered as HB 2003 if a Non-Title XIX Child    Encountered as HB 2003 if a Non-Title XIX Child
----------------------------------------------------------------------------------------------------
90801        Psychiatric Evaluation                90801     Psychiatric Evaluation
----------------------------------------------------------------------------------------------------
90862        Medication Management                 90862     Medication Management
----------------------------------------------------------------------------------------------------
W2300        Out-Patient Individual Therapy        W2300     Individual Counseling - Office
                                                   -------------------------------------------------
                                                   W2151     Individual Counseling - Out of Office
----------------------------------------------------------------------------------------------------
W2351        Out-Patient Group Therapy             W2351     Group Counseling
----------------------------------------------------------------------------------------------------
80100        Alcohol/Drug Screening                N/A
----------------------------------------------------------------------------------------------------
N/A                                                Z3060     Respite
----------------------------------------------------------------------------------------------------

                       ADULT                                                  ADULT
----------------------------------------------------------------------------------------------------
W2050        Screening / Assessment                W4005     Assessment - Comprehensive
----------------------------------------------------------------------------------------------------
90801        Psychiatric Evaluation                90801     Psychiatric Evaluation
----------------------------------------------------------------------------------------------------
90862        Medication Management                 90862     Medication Management
----------------------------------------------------------------------------------------------------
W2300        Out-Patient Individual Therapy        W2300     Individual Counseling - Office
----------------------------------------------------------------------------------------------------
                                                   W2151     Individual Counseling - Out of Office
----------------------------------------------------------------------------------------------------

                       FAMILY                                                FAMILY
----------------------------------------------------------------------------------------------------
W2050        Screening / Assessment                W4005     Assessment - Comprehensive
                                                   -------------------------------------------------
                                                   W4001     Assessment - General
----------------------------------------------------------------------------------------------------
W2350        Family Therapy                        W2350     Family Counseling - Office
----------------------------------------------------------------------------------------------------
W2152        In-Home Family Therapy                W2152     Family Counseling - Out of Office
----------------------------------------------------------------------------------------------------
W2200        In-Home Behavior Management           W4006     Living Skills Training
----------------------------------------------------------------------------------------------------
                                                   W4020     Health Promotion
                                                   -------------------------------------------------
                                                   W4044     Personal Assistance
                                                   -------------------------------------------------
                                                   W4046     Family Support
----------------------------------------------------------------------------------------------------
CM400        Case Management                       W4040     Case Management - BHP - Office
                                                   -------------------------------------------------
                                                   W4041     Case Management - BHP - Out of Office
                                                   -------------------------------------------------
                                                   W4042     Case Management - BHT - Office
                                                   -------------------------------------------------
                                                   W4043     Case Management - BHT - Out of Office
----------------------------------------------------------------------------------------------------
CM200,       Case Management / Transportation      A0110     Transportation
CM400,                                             A0160
or CM600                                           Z3610
                                                   Z3620
                                                   Z3621
                                                   Z3643
                                                   Z3648
                                                   Z3724
----------------------------------------------------------------------------------------------------

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 11
              CONTRACTOR'S EXPENDITURE REPORT - PROJECT M.A.T.C.H.
                                (FOLLOWING PAGES)

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #6
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 12
                    CONTRACTOR'S EXPENDITURE REPORT - HB 2003
                                (FOLLOWING PAGES)

Final Sep-30-02
ATTACHMENTS
Effective 7-1-02

--------------------------------------------------------------------------------
[LOGO] Community Partnership              CONTRACTOR'S EXPENDITURE REPORT
       of Southern Arizona
       Regional Behavioral
       Health Authority
--------------------------------------------------------------------------------

1. Contractor's Name: The Providence Service Corporation

2. Title of Program: Project MATCH

3. Period Covered: From  September 1, 2002 To August 31, 2003

BUDGET                                                        ACTUAL EXPENDITURES
-----------------------------------------------------------   ---------------------------------------------------------------------
                                        Current   One Month
                                         Budget    Budget     Jul-02   Aug-02   Sep-02   Qtr. 1   Oct-02   Nov-02   Dec-02   Qtr. 2
                                        -------   ---------   ---------------------------------------------------------------------
Personnel Expenses
   Salary
                                                              ------------------------   ------   ------------------------   ------
      Care Coordinator                   40,056     3,338                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
      Family Involvement Coordinator     23,856     1,988                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
      Case Aide                          22,464     1,872                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
ERE
                                                              ------------------------   ------   ------------------------   ------
      Care Coordinator                   10,014       835                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
      Family Involvement Coordinator      5,964       497                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
      Case Aide                           5,616       468                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
Mileage
                                                              ------------------------   ------   ------------------------   ------
      Care Coordinator                      876        73                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
      Family Involvement Coordinator        876        73                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
      Case Aide                             876        73                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
Cell Phone / Pagers                       2,305       192                                  --                         --
                                                              ------------------------   ------   ------------------------   ------
Office Supplies                             360        30                                  --                         --
                                        -------   ---------   ------------------------   ------   ------------------------   ------
          Total Expenses                113,263     9,439     --       --       --         --     --       --         --     --
                                        -------   ---------   ------------------------   ------   ------------------------   ------

BUDGET                                  ACTUAL EXPENDITURES
------------------------------------    ---------------------------------------------------------------------  ---------------------
                                                                                                               YTD Actual      %
                                        Jan-03   Feb-03   Mar-03   Qtr. 3   Apr-03   May-03   Jun-03   Qtr. 4    Expense    Complete
                                        ---------------------------------------------------------------------  ---------------------
Personnel Expenses
   Salary
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Care Coordinator                                               --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Family Involvement Coordinator                                 --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Case Aide                                                      --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
ERE
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Care Coordinator                                               --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Family Involvement Coordinator                                 --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Case Aide                                                      --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
Mileage
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Care Coordinator                                               --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Family Involvement Coordinator                                 --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
      Case Aide                                                      --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
Cell Phone / Pagers                                                  --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
Office Supplies                                                      --                                  --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------
          Total Expenses                --       --       --         --     --       --       --         --         --         0%
                                        ------------------------   ------   ------------------------   ------  ---------------------

------------------------------------------------   ---------------------------------------------------------------------------------
CPSA CHILDREN'S NETWORK MANAGER                    CONTRACTOR'S CERTIFICATION
[ ] Performance Satisfactory for Payment           I certify that this report has been examined by me, and to the best of my
[ ] Performance Unsatisfactory, withhold payment   knowledge and belief, the reported expenditures  are valid, based upon our
[ ] No payment due                                 official accounting records (book of account) and are consistent with terms of the contract. It is also understood that the contract payments are calculated by
                                                   CPSA based upon information provided in this report.


------------------------------------               -----------------------------------------------------
Network Manager Signature       Date               Authorized Contractor Signature/Title                Date

------------------------------------------------   ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #7
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

The Subcontract Agreement between the Community Partnership of Southern Arizona and The Providence Service Corporation, is amended as follows:

1. Effective July 1, 2002, to incorporate new Program Description forms to current Subcontract, per the Children's Network Manager.

     a. Added Attachment 13 to Section DD., 3. m., in Subcontract Agreement (Page 50) and is included.

     b.   Attachments 13, Program Description forms, are included.

     ----------------------- ---------------------------------------------------
     RBHA:                   Community Partnership of Southern Arizona
                             ---------------------------------------------------
     Signature:
                             ---------------------------------------------------
     Print Name and Title:   Neal Cash, Chief Executive Officer
                             ---------------------------------------------------
     Date:
     ----------------------- ---------------------------------------------------
     Contractor:             The Providence Service Corporation
                             ---------------------------------------------------
     Signature:
                             ---------------------------------------------------
     Print Name and Title:   Mary J. Shea, President, Providence of Arizona Inc.
                             ---------------------------------------------------
     Date:
     ----------------------- ---------------------------------------------------

Amendment #7

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #7
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

DD.  APPENDICES/SCHEDULES/ATTACHMENTS:

     This Subcontract includes and incorporates by reference the following:

     1.   Appendices:
          a.   Appendix A: Uniform Terms and Conditions
          b. Appendix B: Minimum ADHS/DBHS Contract (Subcontract) Provisions - DELETED EFFECTIVE 7/1/02 - AMENDMENT #6)

     2.   Schedules:

          a.   Schedule I: Special Provisions
          b.   Schedule II: Scopes of Work
          c.   Schedule III: Program Funding Allocation
          d.   Schedule IV: Fiscal Agent
          e.   Schedule V: Contract Deliverables

     3.   Attachments:

          a.   Attachment 1: Covered Services (DELETED EFF 10/3/01 - AMENDMENT
               #3)
          b.   Attachment 2: Summary of Benefits - Pima County (GSA 5)
          c.   Attachment 3: Geographic Subdivisions in GSA 5
          d.   Attachment 4: CPSA Service Authorization Matrix
          e. Attachment 5: Title XXI Behavioral Health Services & Benefit Coverage (DELETED EFF 10/1/01 - AMENDMENT #2)
          f.   Attachment 6: Reconciliation Period
          g.   Attachment 7: Contractor Service Site Locations
          h.   Attachment 8: Independent Practitioners
          i.   Attachment 9: Arnold v. Sarn Provisions
          j.   Attachment 10: HB2003 Children's Service Codes Reference Sheet
          k. Attachment 11: Contractor's Expenditure Report (CER) - Project M.A.T.C.H.
          l.   Attachment 12: Contractor's Expenditure Report (CER) - HB2003
          m. Attachment 13: Program Descriptions Forms (ADDED Eff 7/1/02 - Amendment 7)

EE.  ENTIRE AGREEMENT:

     This Subcontract and its appendices, schedules, and attachments, including all amendments and modifications incorporated by reference, shall constitute the entire agreement between the parties, and supersedes all other understandings, oral or written.

FF.  BINDING EFFECT:

     This Subcontract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Amendment #7                        Page 50

--------------------------------------------------------------------------------
[LOGO] Community Partnership                 SUBCONTRACT AGREEMENT
       of Southern Arizona                COMPREHENSIVE SERVICE NETWORK
       Regional Behavioral              The Providence Service Corporation
       Health Authority                            AMENDMENT #7
                                     -------------------------------------------
                                     CONTRACT NUMBER: A0108             FY 02/03
--------------------------------------------------------------------------------

                                  ATTACHMENT 14
                           PROGRAM DESCRIPTION FORMS

Amendment #7

July 24, 2003


Mary Shea
President
Providence of Arizona
620 North Craycroft
Tucson, AZ  85711

                                LETTER OF INTENT

Dear Ms. Shea:

It is the intent of Community Partnership of Southern Arizona (CPSA) to enter into a Subcontract Agreement with Providence of Arizona for the period of July 1, 2003 through June 30, 2004, with an option to renew.

Once all terms and conditions of the proposed services have been finalized a Subcontract Agreement will be developed for signature. If you have further questions, please contact Eunice Rhodes, Contracts Supervisor at (520) 318-6950, extension 2824.

Sincerely,


/s/ Neal Cash

Neal Cash
Chief Executive Officer

c/  Charlie Andrade, Chief Financial Officer
    Suzanne Hodges, Legal Counsel

    Miriam Kile, Director of Network and Clinical Management
    Eunice Clay Rhodes, Contracts Supervisor